PIMCO FUNDS ANNUAL REPORT


MULTI-MANAGER SERIES
June 30, 2000

Share Classes
/Ins/ Institutional
/Adm/ Administrative

PIMCO EQUITY ADVISORS
Equity Income Fund                       Mid-Cap Equity Fund
Value Fund                               Opportunity Fund
Renaissance Fund                         Innovation Fund
Growth Fund                              Global Innovation Fund
Select Growth Fund                       International Growth Fund
Target Fund

-------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT

Mega-Cap Fund                            Small-Cap Fund
Capital Appreciation Fund                Micro-Cap Fund
Mid-Cap Fund

-------------------------------------------------------------------------------
NFJ INVESTMENT GROUP

Small-Cap Value Fund                     NFJ Equity Income Fund
NFJ Value Fund

-------------------------------------------------------------------------------
PARAMETRIC PORTFOLIO ASSOCIATES

Enhanced Equity Fund                     Tax-Efficient Structured
Tax-Efficient Equity Fund                Emerging Markets Fund
Structured Emerging Markets Fund

-------------------------------------------------------------------------------
BLAIRLOGIE CAPITAL MANAGEMENT

International Fund

                                                                   PIMCO FUNDS

PIMCO FUNDS ANNUAL REPORT

MULTI-MANAGER
SERIES


Dear PIMCO Funds Shareholder:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter, before starting to recover lost ground as the quarter ended.

This unprecedented volatility has presented a challenge for many investors, some of whom may have lost sight of the stock market's inherent risks, especially in the context of the longest bull market in history. In times like these that try investors' souls--and patience--it's more important than ever to remember a few time-honored principles...

Maintain a diversified investment portfolio. Have a healthy respect for risk. Keep your focus on the long term. Or as Bill Gross--PIMCO's oft-quoted bond chief--has said, "Set your sights on a horizon and sail until you get there."

Those who can stick with these precepts will be able to ride out short-term market gyrations and ultimately reach their investment goals. At PIMCO, we're committed to providing investors with the kind of high quality investment vehicles that can help them get there.

How have our Funds fared during these volatile times? Well, I'm pleased to report that they have weathered the storms well, overcoming the extreme market fluctuations to report strong performance over the past six months. You see, our Fund Managers keep their sights firmly planted on the horizon too.

On the following pages you will find a more complete review of each Fund in light of financial market activities as well as specific details about the total return investment performance. We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

If you have any questions regarding your investment, contact your financial adviser, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen J. Treadway

Stephen J. Treadway

President, Chief Executive Officer

July 31, 2000


OF INTEREST On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income investment efforts of Allianz AG. Key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately $650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

                                                             ANNUAL REPORT     1

GROWTH, VALUE OR BLEND? A ROUNDTABLE DISCUSSION

MANAGER
Q & A


Ken Corba is PIMCO's leading growth investment expert and the manager of PIMCO Growth, Select Growth and Growth and Income (formerly the Mid-Cap Equity Fund) Funds. He has more than 15 years of growth investment experience. John Schneider manages PIMCO Renaissance and Value Funds and has more than 12 years of value investing experience. Dave Breed manages PIMCO Capital Appreciation and Mid-Cap Funds and has more than 30 years of experience, specializing in growth-at-a-reasonable-price, a type of blend investing.

Q: EACH OF YOU IS A STRONG BELIEVER IN YOUR OWN PARTICULAR INVESTMENT STYLE. CAN YOU EXPLAIN WHY AN INVESTOR SHOULD HAVE EXPOSURE TO IT?

KC: While it's true that different investment styles outperform at various times, I believe growth stock investing offers the greatest potential for capital appreciation over the long term. For the last several years, growth stocks have dominated the stock market in terms of both performance and earnings growth--and I think this trend is likely to continue.

JS: I think it's prudent to have exposure to value stocks. Although they've underperformed in recent years, history has shown that different investment styles fall in and out of favor, so it makes sense to have exposure to various investment styles. In addition, stock valuations are at historically high levels, which I do not believe are sustainable. I would not be surprised to see a rotation towards lower valuation issues in the near term.

DB: Growth-at-a-reasonable-price (GARP) investing represents what I believe to be the best of both worlds for investors. It provides access to growth potential but it also places importance on reasonable valuation. While investors are certainly enamored with growth stocks right now, I believe they are becoming more price sensitive, which usually happens during periods of rising interest rates. GARP investing is the often-overlooked alternative to growth and value investing.

Q: CAN YOU GIVE US AN EXAMPLE OF ONE OF YOUR BEST PERFORMING HOLDINGS THAT EXEMPLIFIES YOUR INVESTMENT STYLE?

KC: One of our best performing holdings is JDS Uniphase, which makes fiber optic components. Fiber optic telecommunications equipment is one of the fastest-growing industries right now, and JDS Uniphase is the leader in this area. The company has a very successful acquisition strategy, which has enabled it to gain market share and complement its existing product line. It's one of the great wealth-creating companies of our time--and just the kind of stock we like to own.

JS: Ace Limited, a property and casualty insurance (P&C) company, has nearly doubled since we added it to the portfolio. For more than a decade, property and casualty insurance companies performed poorly because the industry suffered from too much competition. However, we anticipated that the industry would lose its weakest players, which would enable it to gain pricing power and increase extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, did indeed outperform.

DB: Corning, a fiber optic telecommunications equipment maker, has turned in a strong performance for the Fund. We were attracted to the company last year because of its relatively low valuation in such a high-growth industry. Its stock price has risen as a result of several strategic acquisitions and plant expansions that would increase capacity, as well as general investor enthusiasm for this industry.

Q: WHAT AREAS OF TECHNOLOGY DO YOUR RESPECTIVE PORTFOLIOS HAVE EXPOSURE TO? HOW DO THESE FIT WITH YOUR RESPECTIVE INVESTMENT STYLES?

KC: Because technology is such an important part of the stock market in general--it now comprises 34% of the S&P 500 Index--and growth investing in particular, we have significant exposure to this sector. We are invested in many high-growth industries within technology, such as networking, fiber optics and wireless telecommunications. We own many of the premier, blue chip tech companies, including Cisco Systems, EMC and Nokia.

JS: We limit our exposure in the technology sector to companies we understand and can value--typically commodity technology companies, such as semiconductor manufacturers. They are cyclical companies, and we like to purchase them at the time in their business cycle when they are undervalued and offer upside potential. While we had a lot of exposure to commodity technology last year (chip maker Micron was our largest holding for much of the year), we don't have much exposure right now because we believe these stocks are near the peak of their business cycle and are relatively overvalued.

2    PIMCO FUNDS

 [PHOTO]                    [PHOTO]                      [PHOTO]
Ken Corba                John Schneider                David Breed


DB: We own a number of different technology companies, such as chip maker Intel and networking giant Cisco Systems. Because our goal is to offer investors an overall portfolio that is growth-oriented but reasonably valued, we are able to own these higher growth tech names and balance them out with companies, such as Tyco and General Electric, that offer low relative valuations.

Q: TO WHAT DO YOU ATTRIBUTE THE RECENT VOLATILITY IN THE MARKET?

KC: I think when you see the kind of huge appreciation that we've experienced in the past year, it only makes sense that the market would experience a correction. I welcomed this correction, because I felt it was needed. And it proved to be just the kind of correction that usually is best for the market--deep, hard, frightening and short. A lot of the excesses were shaken out of the stock market, which was healthy, and now the stock market appears to be resuming its ascent.

JS: I attribute the volatility to the shift from institutional investors dominating the stock market to individual investors, especially day traders, comprising the majority of stock market investors. This has resulted in a dramatic shortening of investors' time horizons as well as a dramatic increase in investors' expectations. In addition, individual investors are much more likely to adopt a herd mentality, resulting in mass exoduses from particular stocks and sectors.

DB: I agree with both Ken and John. Certainly the en masse addition of day traders and do-it-yourself investors to the stock market has changed the environment and contributed to recent volatility. However, I believe a correction was virtually inevitable after such a huge rise in the stock market over a relatively short period of time.

Q: WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING MONTHS?

KC: I think the volatility is behind us, and the stock market should outperform in the second half of the year for several reasons. First of all, the Federal Reserve is almost finished tightening the money supply--if it hasn't already. And growth stocks have historically performed best in periods of economic deceleration with declining interest rates. In addition, we think the political backdrop is also positive for the stock market. Proposed tax cuts, such as the elimination of the estate tax, should stimulate the economy and the stock market. And, of course, corporate fundamentals remain very strong, which should augur well for equities.

JS: I don't think the volatility is necessarily behind us, and I think the stock market may turn in a lackluster performance in the coming months. I believe there is still a good chance that the domestic economy could plunge into a recession and take the stock market down with it. However, I'm confident that many value stocks have such low valuations that they can withstand a recession.

DB: I am optimistic about the stock market for the second half of the year. I agree with Ken that corporate fundamentals are strong and that the economic backdrop should be positive for equities. However, I believe that we still have the specter of rising inflation, as gas prices show no signs of dropping soon. I think that, in this environment, investors will become increasingly concerned about valuations and, while they will not abandon growth stocks, they will flock to those growth stocks that have reasonable prices.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The views of the manager are not indicative of the future performance of any PIMCO Fund. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. All holdings are as of 6/30/00. PIMCO Growth Fund held JDS Uniphase (4.11%), Cisco Systems (5.45%), EMC (7.92%) and Nokia (5.99%) in its portfolio. PIMCO Select Growth Fund held JDS Uniphase (5.30%), Cisco Systems (5.61%), EMC (6.80%), and Nokia (4.41%) in its portfolio. PIMCO Growth & Income Fund (formerly the Mid-Cap Equity Fund) held EMC (2.34%) in its portfolio. PIMCO Renaissance Fund held Ace Limited (5.44%) in its portfolio, as did PIMCO Value Fund (5.14% of its portfolio). PIMCO Capital Appreciation Fund held Corning (2.03%), Intel (1.88%), Cisco Systems (1.69%), Tyco (1.54%) and General Electric (2.43%) in its portfolio.

The S&P 500 Index is an unmanaged market index. It is not possible to invest directly in an unmanaged index.

                                                             ANNUAL REPORT    3

PIMCO FUNDS FINANCIAL INFORMATION

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 2000. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 5-28 FUND SUMMARIES*
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 50-83 SCHEDULE OF INVESTMENTS*
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of June 30, 2000, including the number of shares or principal amount and value as of that date.

                                                                                   SCHEDULE OF
FUND NAME                                                  FUND SUMMARY            INVESTMENTS
Equity Income Fund                                         Page 5                  Page 50
Value Fund                                                 Page 6                  Page 51
Renaissance Fund                                           Page 7                  Page 52
Growth Fund                                                Page 8                  Page 53
Select Growth Fund                                         Page 9                  Page 54
Target Fund                                                Page 10                 Page 55
Mid-Cap Equity Fund                                        Page 11                 Page 56
Opportunity Fund                                           Page 12                 Page 57
Innovation Fund                                            Page 13                 Page 58
Global Innovation Fund                                     Page 14                 Page 59
International Growth Fund                                  Page 15                 Page 60
Mega-Cap Fund                                              Page 16                 Page 61
Capital Appreciation Fund                                  Page 17                 Page 62
Mid-Cap Fund                                               Page 18                 Page 63
Small-Cap Fund                                             Page 19                 Page 64
Micro-Cap Fund                                             Page 20                 Page 65
Small-Cap Value Fund                                       Page 21                 Page 66
Enhanced Equity Fund                                       Page 22                 Page 68
Tax-Efficient Equity Fund                                  Page 23                 Page 70
Structured Emerging Markets Fund                           Page 24                 Page 73
Tax-Efficient Structured Emerging Markets Fund             Page 25                 Page 76
International Fund                                         Page 26                 Page 79
NFJ Equity Income Fund                                     Page 27                 Page 82
NFJ Value Fund                                             Page 28                 Page 83

Pages 30-37 FINANCIAL HIGHLIGHTS
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.

Pages 38-40 STATEMENTS OF ASSETS AND LIABILITIES
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 41-43 STATEMENTS OF OPERATIONS
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 44-49 STATEMENTS OF CHANGES IN NET ASSETS
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 84-91 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.


*The Fund Summaries and Schedule of Investments for many Funds include a summary of the Fund's allocation of investments to certain "Related Industries," such as "Technology." "Communication," "Financial & Business Services," and "Health Care." These Related Industries represent broad groupings of loosely-associated industries and sectors developed by PIMCO Advisors for informational purposes, and are not intended to show a Fund's investment allocation to (or concentration in) a particular industry. (Individual industries are normally classified for these purposes by reference to Standard Industrial Classification (SIC) codes developed by the U.S. Office of Management and Budget.) Funds that invest a substantial portion of their assets in Related Industries (such as "Technology") may be subject to greater levels of risk and volatility because companies in Related Industries are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political and other developments.

4    PIMCO FUNDS

PIMCO EQUITY INCOME FUND

JUNE 30, 2000

OBJECTIVE
Current income as a
primary objective and
long-term growth of capital
as a secondary objective

PORTFOLIO
Income producing common
stocks of companies with
market capitalizations of
more than $2 billion.

TOTAL NET ASSETS
$69.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO
40 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors
(as of 5/8/00)


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                INST'L CLASS        ADMIN. CLASS          S&P 500    Lipper Equity
                (INCEP. 3/08/91)    (INCEP. 11/30/94)     Index      Income Fund Average
----------------------------------------------------------------------------------------
1 YEAR          -12.83%             -13.17%                7.25%      -6.71%
3 YEARS           6.13%               5.84%               19.67%       7.07%
5 YEARS          13.77%              13.46%               23.80%      13.58%
INCEPTION        13.29%              15.25%               --          --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                               PIMCO
                              Equity
                              Income            S&P 500
      Month                    Fund              Index
===================        =============     =============
    3/31/1991                5,000,000         5,000,000
    4/30/1991                5,034,636         5,012,000
    5/31/1991                5,319,615         5,228,518
    6/30/1991                5,134,629         4,989,052
    7/31/1991                5,421,923         5,221,542
    8/31/1991                5,502,697         5,345,293
    9/30/1991                5,532,987         5,256,026
   10/31/1991                5,571,975         5,326,457
   11/30/1991                5,349,510         5,111,801
   12/31/1991                5,820,738         5,696,591
    1/31/1992                5,965,177         5,590,634
    2/29/1992                6,116,657         5,663,312
    3/31/1992                6,017,412         5,552,878
    4/30/1992                6,125,605         5,716,132
    5/31/1992                6,136,148         5,744,142
    6/30/1992                6,141,420         5,658,669
    7/31/1992                6,416,503         5,889,825
    8/31/1992                6,230,286         5,769,261
    9/30/1992                6,283,491         5,837,050
   10/31/1992                6,291,695         5,857,187
   11/30/1992                6,481,829         6,056,624
   12/31/1992                6,678,968         6,130,939
    1/31/1993                6,713,379         6,182,194
    2/28/1993                6,852,877         6,266,457
    3/31/1993                7,009,814         6,398,680
    4/30/1993                6,872,708         6,244,023
    5/31/1993                6,925,440         6,411,051
    6/30/1993                7,048,480         6,429,835
    7/31/1993                7,037,196         6,403,987
    8/31/1993                7,285,359         6,646,954
    9/30/1993                7,279,450         6,595,972
   10/31/1993                7,338,489         6,732,443
   11/30/1993                7,264,797         6,668,283
   12/31/1993                7,244,360         6,748,903
    1/31/1994                7,485,093         6,978,365
    2/28/1994                7,323,454         6,788,973
    3/31/1994                7,031,262         6,492,973
    4/30/1994                7,086,480         6,576,213
    5/31/1994                7,130,340         6,684,129
    6/30/1994                7,030,089         6,520,301
    7/31/1994                7,261,756         6,734,427
    8/31/1994                7,559,317         7,010,539
    9/30/1994                7,420,033         6,839,131
   10/31/1994                7,508,099         6,992,806
   11/30/1994                7,105,537         6,738,128
   12/31/1994                7,128,119         6,838,055
    1/31/1995                7,360,723         7,015,365
    2/28/1995                7,600,312         7,288,754
    3/31/1995                7,819,936         7,503,845
    4/30/1995                8,022,855         7,724,833
    5/31/1995                8,318,505         8,033,595
    6/30/1995                8,345,382         8,220,215
    7/31/1995                8,637,759         8,492,798
    8/31/1995                8,759,800         8,514,115
    9/30/1995                8,990,321         8,873,410
   10/31/1995                8,955,485         8,841,732
   11/30/1995                9,263,351         9,229,884
   12/31/1995                9,513,516         9,407,652
    1/31/1996                9,656,255         9,727,888
    2/29/1996                9,784,719         9,818,066
    3/31/1996                9,980,549         9,912,614
    4/30/1996               10,232,220        10,058,726
    5/31/1996               10,397,604        10,318,140
    6/30/1996               10,419,988        10,357,452
    7/31/1996                9,941,075         9,899,860
    8/31/1996               10,282,119        10,108,648
    9/30/1996               10,636,733        10,677,563
   10/31/1996               10,878,310        10,972,050
   11/30/1996               11,698,210        11,801,427
   12/31/1996               11,556,478        11,567,641
    1/31/1997               11,812,152        12,290,387
    2/28/1997               12,153,051        12,386,744
    3/31/1997               11,746,786        11,877,772
    4/30/1997               12,175,500        12,586,875
    5/31/1997               12,938,613        13,353,165
    6/30/1997               13,303,510        13,951,386
    7/31/1997               14,149,548        15,061,498
    8/31/1997               13,830,125        14,217,753
    9/30/1997               14,693,065        14,996,459
   10/31/1997               14,241,238        14,495,577
   11/30/1997               14,832,089        15,166,577
   12/31/1997               15,183,146        15,426,988
    1/31/1998               15,242,961        15,597,610
    2/28/1998               16,140,192        16,722,510
    3/31/1998               16,902,461        17,578,870
    4/30/1998               16,662,284        17,755,713
    5/31/1998               16,552,203        17,450,492
    6/30/1998               16,209,160        18,159,332
    7/31/1998               15,574,494        17,965,934
    8/31/1998               13,448,868        15,368,420
    9/30/1998               14,436,778        16,352,921
   10/31/1998               15,349,856        17,683,067
   11/30/1998               16,404,968        18,754,838
   12/31/1998               16,454,558        19,835,492
    1/31/1999               16,098,100        20,665,012
    2/28/1999               15,580,661        20,022,744
    3/31/1999               15,719,974        20,823,854
    4/30/1999               17,480,796        21,630,362
    5/31/1999               17,863,080        21,119,669
    6/30/1999               18,245,156        22,291,811
    7/31/1999               17,614,402        21,595,860
    8/31/1999               17,135,496        21,488,291
    9/30/1999               16,586,425        20,899,948
   10/31/1999               16,445,364        22,222,497
   11/30/1999               15,951,651        22,674,280
   12/31/1999               16,138,353        24,009,796
    1/31/2000               15,110,148        22,803,955
    2/29/2000               13,485,881        22,371,873
    3/31/2000               15,378,675        24,560,513
    4/30/2000               15,648,213        23,821,487
    5/31/2000               15,453,546        23,332,670
    6/30/2000               15,904,195        23,907,821

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS          % of Total Investments
-----------------------------------------------
EMC CORP.                                  4.4%
Technology
-----------------------------------------------
CALPINE CAPITAL TRUST II                   3.7%
Utilities
-----------------------------------------------
CITIGROUP, INC.                            3.5%
Financial & Business Services
-----------------------------------------------
GENERAL MOTORS CORP. `H'                   3.2%
Consumer Discretionary
-----------------------------------------------
COX COMMUNICATIONS, INC.                   3.1%
Communications
-----------------------------------------------
UTILICORP UNITED                           3.1%
Energy
-----------------------------------------------
TYCO INTERNATIONAL LTD.                    3.1%
Capital Goods
-----------------------------------------------
NEXTEL COMM.                               2.9%
(5.250% due 01/15/2010)
Technology
-----------------------------------------------
JABIL CIRCUIT, INC.                        2.9%
Technology
-----------------------------------------------
DUKE ENERGY CORP.                          2.8%
Utilities
-----------------------------------------------
TOP TEN TOTAL                             32.7%
-----------------------------------------------

TOP 5 RELATED
INDUSTRIES               % of Total Investments
-----------------------------------------------
TECHNOLOGY                                19.9%
-----------------------------------------------
FINANCIAL & BUSINESS SERVICES             19.4%
-----------------------------------------------
ENERGY                                    17.0%
-----------------------------------------------
HEALTH CARE                               11.1%
-----------------------------------------------
COMMUNICATIONS                            10.6%
-----------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------
COMMON STOCK                              97.1%
-----------------------------------------------
CONVERTIBLE BONDS & NOTES                  2.9%
-----------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

For the one-year period ended June 30, 2000, PIMCO Equity Income Fund posted a return of -12.83% for Institutional Class shares and -13.17% for Administrative Class shares.

   With investors yearning for high earnings growth, the technology sector dominated the market dramatically this year to the exclusion of virtually all other sectors. Prior to its management change in May, the Fund had very little exposure to the tech sector, which hurt the Fund's performance. However, recent additions to the portfolio in this sector did help to boost performance. For instance, EMC, the leading provider of data storage solutions, benefited from increased corporate demand for computing storage due to greater data traffic and Internet use.

   The Fund's exposure to the energy sector contributed to its performance. Energy stocks benefited from significantly higher prices for oil and gas. Ultramar Diamond Shamrock, an independent petroleum refining company reported strong results this year. This news, along with the ever-increasing demand for power generation, helped advance the stock's price significantly.

   The financial services sector also helped the Fund's performance, despite the rising interest rate environment. Morgan Stanley Dean Witter, the financial services giant, experienced strong earnings growth in the second half of the fiscal year, benefiting from an increase in equity underwriting and merger activity. The company also benefited from dynamic growth in its global business.

   One disappointment for the Fund this year was Fortune Brands, a holding company involved in a variety of businesses including home products, golf products, liquor and office products. As concern about rising interest rates and a slowing economy increased, investors shied away from retailers, and the company's performance suffered. Fortune Brands has since been removed from the portfolio.

    The manager's outlook for the Fund is optimistic. While the Fund's philosophy of investing in dividend-paying, reasonably valued securities remains intact, the Fund's increased exposure to technology issues could contribute positively to the Fund's performance going forward.


                                                             ANNUAL REPORT    5

PIMCO VALUE FUND

JUNE 30, 2000

OBJECTIVE
Long-term growth of
capital and income

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of more than $5
billion and below average
valuations whose business
fundamentals are expected to
improve

TOTAL NET ASSETS
$166.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO
41 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/00

                  INST'L CLASS         ADMIN. CLASS        S&P 500      Lipper Multi-Cap
                  (INCEP. 12/30/91)    (INCEP. 8/21/97)    Index        Value Fund Avg.
-----------------------------------------------------------------------------------------
1 YEAR            -6.65%               -7.00%               7.25%       -3.99%
3 YEARS            7.76%               --                  19.67%        7.78%
5 YEARS           14.90%               --                  23.80%       14.20%
INCEPTION         14.04%                5.75%              --           --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                           PIMCO              S&P 500
      Month              Value Fund            Index
==================      =============      =============
   12/31/1991             5,000,000          5,000,000
    1/31/1992             5,144,543          4,907,000
    2/29/1992             5,318,513          4,970,791
    3/31/1992             5,199,220          4,873,861
    4/30/1992             5,222,775          5,017,152
    5/31/1992             5,177,665          5,041,736
    6/30/1992             5,067,395          4,966,715
    7/31/1992             5,247,250          5,169,606
    8/31/1992             5,095,741          5,063,784
    9/30/1992             5,166,445          5,123,283
   10/31/1992             5,199,464          5,140,958
   11/30/1992             5,478,838          5,316,008
   12/31/1992             5,657,265          5,381,235
    1/31/1993             5,776,676          5,426,222
    2/28/1993             5,839,127          5,500,182
    3/31/1993             6,021,274          5,616,236
    4/30/1993             5,916,309          5,480,491
    5/31/1993             6,000,080          5,627,094
    6/30/1993             6,041,965          5,643,582
    7/31/1993             6,013,326          5,620,895
    8/31/1993             6,340,080          5,834,151
    9/30/1993             6,355,890          5,789,403
   10/31/1993             6,576,391          5,909,186
   11/30/1993             6,510,186          5,852,872
   12/31/1993             6,585,324          5,923,633
    1/31/1994             6,890,617          6,125,037
    2/28/1994             6,778,756          5,958,803
    3/31/1994             6,415,209          5,698,999
    4/30/1994             6,337,376          5,772,060
    5/31/1994             6,337,376          5,866,780
    6/30/1994             6,191,689          5,722,985
    7/31/1994             6,450,687          5,910,928
    8/31/1994             6,722,772          6,153,276
    9/30/1994             6,518,708          6,002,828
   10/31/1994             6,588,249          6,137,712
   11/30/1994             6,257,410          5,914,176
   12/31/1994             6,317,178          6,001,883
    1/31/1995             6,489,231          6,157,512
    2/28/1995             6,779,505          6,397,470
    3/31/1995             6,966,570          6,586,260
    4/30/1995             7,155,132          6,780,225
    5/31/1995             7,427,832          7,051,231
    6/30/1995             7,557,689          7,215,031
    7/31/1995             7,890,844          7,454,281
    8/31/1995             7,988,826          7,472,991
    9/30/1995             8,210,920          7,788,352
   10/31/1995             8,234,873          7,760,547
   11/30/1995             8,589,768          8,101,235
   12/31/1995             8,774,957          8,257,265
    1/31/1996             9,026,323          8,538,342
    2/29/1996             9,224,369          8,617,492
    3/31/1996             9,300,160          8,700,479
    4/30/1996             9,422,631          8,828,724
    5/31/1996             9,613,992          9,056,417
    6/30/1996             9,572,367          9,090,922
    7/31/1996             9,057,641          8,689,285
    8/31/1996             9,411,035          8,872,542
    9/30/1996             9,668,844          9,371,889
   10/31/1996             9,807,853          9,630,365
   11/30/1996            10,649,629         10,358,325
   12/31/1996            10,559,934         10,153,126
    1/31/1997            10,916,251         10,787,494
    2/28/1997            11,102,507         10,872,067
    3/31/1997            10,714,973         10,425,334
    4/30/1997            11,137,719         11,047,727
    5/31/1997            11,796,226         11,720,312
    6/30/1997            12,097,138         12,245,382
    7/31/1997            12,897,623         13,219,747
    8/31/1997            12,628,072         12,479,177
    9/30/1997            13,388,728         13,162,661
   10/31/1997            12,716,422         12,723,028
   11/30/1997            13,027,978         13,311,977
   12/31/1997            13,327,284         13,540,544
    1/31/1998            13,382,242         13,690,302
    2/28/1998            14,179,131         14,677,647
    3/31/1998            14,755,186         15,429,289
    4/30/1998            14,461,368         15,584,508
    5/31/1998            14,406,277         15,316,610
    6/30/1998            14,438,304         15,938,771
    7/31/1998            13,829,793         15,769,023
    8/31/1998            11,847,523         13,489,138
    9/30/1998            12,527,952         14,353,252
   10/31/1998            13,639,900         15,520,746
   11/30/1998            14,427,531         16,461,458
   12/31/1998            14,682,095         17,409,967
    1/31/1999            14,315,043         18,138,052
    2/28/1999            13,790,682         17,574,322
    3/31/1999            13,750,211         18,277,470
    4/30/1999            15,204,256         18,985,357
    5/31/1999            15,615,182         18,537,112
    6/30/1999            16,214,406         19,565,922
    7/31/1999            16,044,844         18,955,074
    8/31/1999            15,896,477         18,860,659
    9/30/1999            15,442,287         18,344,260
   10/31/1999            15,474,193         19,505,085
   11/30/1999            15,240,219         19,901,623
   12/31/1999            15,313,324         21,073,829
    1/31/2000            14,393,210         20,015,441
    2/29/2000            13,013,039         19,636,194
    3/31/2000            15,019,464         21,557,203
    4/30/2000            14,979,870         20,908,547
    5/31/2000            15,639,776         20,479,504
    6/30/2000            15,135,471         20,984,323

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS                   % of Total Investments
--------------------------------------------------------
WASHINGTON MUTUAL, INC.                             5.5%
Financial & Business Services
--------------------------------------------------------
ACE LTD.                                            5.1%
Financial & Business Services
--------------------------------------------------------
DEERE & CO.                                         5.0%
Capital Goods
--------------------------------------------------------
TENET HEALTHCARE CORP.                              4.4%
Health Care
--------------------------------------------------------
XL CAPITAL LTD.                                     4.3%
Financial & Business Services
--------------------------------------------------------
R & B FALCON CORP.                                  3.7%
Energy
--------------------------------------------------------
RAYTHEON CO. `B'                                    3.6%
Aerospace
--------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.                    3.5%
Financial & Business Services
--------------------------------------------------------
AON CORP.                                           3.3%
Financial & Business Services
--------------------------------------------------------
PETROLEO BRASILEIRO SA                              3.2%
Energy
--------------------------------------------------------
TOP TEN TOTAL                                      41.6%
--------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                        % of Total Investments
--------------------------------------------------------
FINANCIAL & BUSINESS SERVICES                      29.7%
--------------------------------------------------------
CONSUMER STAPLES                                   11.1%
--------------------------------------------------------
ENERGY                                             10.1%
--------------------------------------------------------
AEROSPACE                                           8.6%
--------------------------------------------------------
COMMUNICATIONS                                      8.2%
--------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------
COMMON STOCK                                       96.1%
--------------------------------------------------------
CASH EQUIVALENTS                                    3.9%
--------------------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Value Fund Institutional Class shares returned -6.65% and Administrative Class shares returned -7.00% for the twelve-month period ended June 30, 2000.

   Management of PIMCO Value Fund was shifted from NFJ Investment Group to PIMCO Equity Advisors on May 8, 2000. The new manager will continue to focus on low valuation stocks, but will purchase only issues from that universe that show a strong catalyst for change.

   The Fund's exposure to the energy sector, which benefited from significantly higher prices for oil, gas and natural gas liquids, helped its performance during this year. Ultramar Diamond Shamrock, an independent petroleum refining company, reported strong revenues as a result of higher profit margins and increased demand. The company recently announced the completion of the Colorado Springs pipeline expansion project, which should help its efforts to grow earnings and returns through integrated operations. This news, accompanied with the ever-increasing demand for power generation, helped boost the stock's price significantly this year.

   The financial services sector posted lackluster returns during this period. As a result of rising interest rates, J.P. Morgan, Federal Home Loan Management and Washington Mutual all suffered. These companies witnessed a drop in their respective stock prices as profit margins narrowed because of the hike in interest rates. In addition, indications of a slowing economy in the first half of 2000 caused financial services companies to be unpopular with investors.

   The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors for much of the year, despite exceeding earnings expectations. The area was unpopular with investors in the second half of 1999 because of external problems, such as class-action lawsuits and federal attempts at HMO legislation, which received much attention from the press. Aetna, one of the Fund's largest holdings, saw its profits squeezed by rising medical costs.

   Looking ahead, the manager is optimistic that value stocks will once again return to favor. The manager believes the Fund's philosophy of investing in low valuation stocks with a catalyst should bode well for PIMCO Value Fund.


6    PIMCO FUNDS

PIMCO RENAISSANCE FUND

JUNE 30, 2000

OBJECTIVE
Long-term growth of
capital and income

PORTFOLIO
Primarily common stocks of
companies with below-average
valuations whose business
fundamentals are expected
to improve

TOTAL NET ASSETS
$478.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO
60 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

              INST'L CLASS        ADMIN. CLASS         Russell 1000     Lipper Multi-Cap
              (INCEP. 12/30/97)   (INCEP. 8/31/98)     Value Index      Value Fund Avg.
----------------------------------------------------------------------------------------
1 YEAR         3.30%               3.36%               -8.92%           -3.99%
INCEPTION     11.02%              20.68%               --               --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                        PIMCO             Russell
                     Renaissance        1000 Value
     Month              Fund               Index
================     ============      =============
    12/31/1997         5,000,000         5,000,000
     1/31/1998         5,005,928         4,929,500
     2/28/1998         5,388,263         5,261,255
     3/31/1998         5,595,732         5,583,244
     4/30/1998         5,723,177         5,620,596
     5/31/1998         5,604,624         5,537,411
     6/30/1998         5,652,045         5,608,401
     7/31/1998         5,536,455         5,509,693
     8/31/1998         4,555,424         4,689,851
     9/30/1998         4,718,435         4,959,048
    10/31/1998         4,922,940         5,343,374
    11/30/1998         5,234,143         5,592,376
    12/31/1998         5,591,637         5,782,516
     1/31/1999         5,947,095         5,828,777
     2/28/1999         5,659,994         5,746,591
     3/31/1999         5,912,917         5,865,545
     4/30/1999         6,217,107         6,413,387
     5/31/1999         6,032,542         6,342,840
     6/30/1999         6,230,779         6,526,782
     7/31/1999         6,261,539         6,335,547
     8/31/1999         6,066,721         6,100,499
     9/30/1999         5,612,144         5,886,981
    10/31/1999         5,577,965         6,226,071
    11/30/1999         5,779,620         6,177,508
    12/31/1999         6,139,865         6,207,160
     1/31/2000         5,881,887         6,004,807
     2/29/2000         5,512,120         5,558,649
     3/31/2000         6,208,659         6,236,805
     4/30/2000         6,432,239         6,164,458
     5/31/2000         6,642,921         6,229,185
     6/30/2000         6,436,539         5,944,511

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the Russell 1000 Value Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------


TOP 10 HOLDINGS                      % of Total Investments
-----------------------------------------------------------
FOUNDATION HEALTH SYSTEMS, INC. `A'                    5.8%
Health Care
-----------------------------------------------------------
ACE LTD.                                               5.4%
Financial & Business Services
-----------------------------------------------------------
WASHINGTON MUTUAL, INC.                                4.8%
Financial & Business Services
-----------------------------------------------------------
TUPPERWARE CORP.                                       4.3%
Consumer Discretionary
-----------------------------------------------------------
NIAGARA MOHAWK HOLDINGS, INC.                          4.0%
Utilities
-----------------------------------------------------------
CNH GLOBAL NV                                          3.9%
Capital Goods
-----------------------------------------------------------
AETNA, INC.                                            3.4%
Health Care & Business Services
-----------------------------------------------------------
R & B FALCON CORP.                                     3.3%
Energy
-----------------------------------------------------------
ARROW ELECTRONICS, INC.                                2.7%
Technology
-----------------------------------------------------------
SUIZA FOODS CORP.                                      2.6%
Consumer Staples
-----------------------------------------------------------
TOP TEN TOTAL                                         40.2%
-----------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                           % of Total Investments
-----------------------------------------------------------
FINANCIAL & BUSINESS SERVICES                         21.9%
-----------------------------------------------------------
CONSUMER STAPLES                                      12.4%
-----------------------------------------------------------
HEALTH CARE                                           11.6%
-----------------------------------------------------------
UTILITIES                                              8.7%
-----------------------------------------------------------
ENERGY                                                 8.5%
-----------------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------------------
COMMON STOCK                                          95.3%
-----------------------------------------------------------
CASH EQUIVALENTS                                       3.8%
-----------------------------------------------------------
CONVERTIBLE BONDS & NOTES                              0.9%
-----------------------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Renaissance Fund posted strong relative returns for the one-year period ended June 30, 2000. The Fund's Institutional Class shares returned 3.30%, outperforming the Russell 1000 Value Index return of -8.92% and the Lipper Multi-Cap Value Fund Average return of -3.99% for the same period.

   The technology sector contributed to the Fund's performance this year. The Fund invested in a number of cyclical technology companies, such as semiconductor manufacturers and electronics distributors, that exhibited low valuations early in this period. Micron Technology, a leading maker of chips for PCs, contributed to the Fund's performance for much of the year, as the demand for semiconductors outpaced supply. Arrow Electronics, the world's largest distributor of electronic components and computer products to industrial and commercial customers, was another standout performer. It benefited from the global economic recovery, which boosted demand for its products. The company's global distribution network spans the world's three dominant electronic markets--North America, Europe and the Asia/Pacific region. Furthermore, it is poised to continue its growth given the strong global economy.

   The property and casualty (P&C) industry also boosted the Fund's returns. The industry was finally able to gain pricing power in the past year, as it shed its weakest players and finally increased its extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace Limited, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, outperformed.

   The financial services sector was a disappointment, although the Fund's underweighting in this area benefited its performance. Companies such as Federal Home Loan Management modestly underperformed in the first half of 2000 as a result of rising interest rates and signs that the economy is slowing. With profit margins being squeezed and fewer home mortgage originations, these companies proved unattractive to investors.

   Looking ahead, the manager is optimistic that PIMCO Renaissance Fund will continue its relative outperformance, given the positioning of its portfolio and its philosophy of investing in low valuation stocks with a catalyst for positive price appreciation. In addition, the manager is hopeful that, in the coming months, investors will once again favor value stocks.


                                                             ANNUAL REPORT     7

PIMCO GROWTH FUND

JUNE 30, 2000

OBJECTIVE
Long-term growth of capital;
income is an incidental
consideration

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of at least
$5 billion

TOTAL NET ASSETS
$2.9 billion

NUMBER OF SECURITIES IN THE PORTFOLIO
41 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                INST'L CLASS         ADMIN. CLASS          S&P 500        Lipper Lg.-Cap
                (INCEP. 3/31/99)     (INCEP. 3/31/99)      Index          Growth Fund Average
---------------------------------------------------------------------------------------------
1 YEAR          32.66%               32.66%                7.25%          26.43%
INCEPTION       25.31%               24.71%                --             --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                              PIMCO
                              Growth            S&P 500
     Month                     Fund              Index
=================          =============      ===========
    3/31/1999                5,000,000         5,000,000
    4/30/1999                4,876,879         5,193,650
    5/31/1999                4,624,240         5,071,028
    6/30/1999                4,995,203         5,352,470
    7/31/1999                4,785,737         5,185,366
    8/31/1999                4,798,529         5,159,538
    9/30/1999                4,779,341         5,018,271
   10/31/1999                5,172,689         5,335,827
   11/30/1999                5,521,266         5,444,305
   12/31/1999                6,500,721         5,764,974
    1/31/2000                6,231,270         5,475,441
    2/29/2000                6,875,690         5,371,694
    3/31/2000                7,216,742         5,897,206
    4/30/2000                6,572,323         5,719,760
    5/31/2000                6,027,770         5,602,390
    6/30/2000                6,626,966         5,740,489

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/1/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS                % of Total Investments
-----------------------------------------------------
EMC CORP.                                        7.9%
Technology
-----------------------------------------------------
NOKIA CORP. SP- ADR                              6.0%
Communications
-----------------------------------------------------
CISCO SYSTEMS, INC.                              5.5%
Technology
-----------------------------------------------------
NORTEL NETWORKS CORP.                            4.7%
Technology
-----------------------------------------------------
MORGAN STANLEY, DEAN WITTER,                     4.3%
DISCOVER AND CO.
Financial & Business Services
-----------------------------------------------------
JDS UNIPHASE CORP.                               4.1%
Technology
-----------------------------------------------------
CITIGROUP, INC.                                  3.6%
Financial & Business Services
-----------------------------------------------------
ENRON CORP.                                      3.3%
Energy
-----------------------------------------------------
SUN MICROSYSTEMS, INC.                           3.1%
Technology
-----------------------------------------------------
OMNICOM GROUP                                    3.1%
Financial & Business Services
-----------------------------------------------------
TOP TEN TOTAL                                   45.6%
-----------------------------------------------------

TOP 5 RELATED
INDUSTRIES                     % of Total Investments
-----------------------------------------------------
TECHNOLOGY                                      43.7%
-----------------------------------------------------
FINANCIAL & BUSINESS SERVICES                   18.7%
-----------------------------------------------------
HEALTH CARE                                     12.1%
-----------------------------------------------------
COMMUNICATIONS                                   8.8%
-----------------------------------------------------
CONSUMER DISCRETIONARY                           7.5%
-----------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------------
COMMON STOCK                                    98.9%
-----------------------------------------------------
CASH EQUIVALENTS                                 1.1%
-----------------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Growth Fund posted stellar returns for the one-year period ended June 30, 2000. The Fund's Institutional Class shares returned 32.66%, significantly outpacing both the S&P 500 Index's return of 7.25% and its Lipper Average return of 26.43%.

   Technology was the best performing sector for the Fund over the past year. Although this sector began to turn downwards in the second quarter, it dominated the market for the previous three quarters and overwhelmingly outperformed all other sectors over the past year. In particular, fiber optics and wireless telecommunications saw explosive growth during this period. For example, JDS Uniphase, a maker of fiber optic components for telecom networks, experienced enormous growth over the past year. The rush to add public network bandwidth to handle growing Internet and data traffic has spawned rapid development of optical networking technology, which in turn has driven demand for optical components to dramatic proportions. As the largest independent supplier of this equipment, JDS Uniphase has benefited enormously from this increased demand.

   Another standout for the Fund was Cisco Systems, a company that creates hardware and software solutions for engaging in networking on the Internet. As the information superhighway grows faster than ever, and companies race to participate in commerce over the Internet, Cisco should benefit from strong demand for its Internet infrastructure equipment and its optical networking capabilities. As the largest supplier of these products, Cisco exhibits major market dominance in this industry.

   The Fund also benefited from its exposure to the financial services industry. Citigroup, the banking and financial services giant, contributed to the Fund's performance despite the rising interest rate environment. The stock's price increased more than 33% since June of last year while its net revenue and income increased significantly as well. These results reflect volume-related growth in commissions and higher income at Salomon Smith Barney, which accounts for more than a quarter of the company's earnings.

   Looking ahead, the manager believes the economic climate will be positive for growth stocks, as inflation appears to be under control and there is a strong possibility of significant tax cuts in the near future. The manager is optimistic that PIMCO Growth Fund is poised to continue its outperformance in this environment.


8    PIMCO FUNDS

PIMCO SELECT GROWTH FUND

JUNE 30, 2000

OBJECTIVE
Long-term growth of capital;
income is an incidental
consideration

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of at least
$10 billion

TOTAL NET ASSETS
$16.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO
16 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                INST'L CLASS         ADMIN. CLASS         S&P 500        Lipper Lg.-Cap
                (INCEP. 12/28/94)    (INCEP. 5/31/95)     Index          Growth Fund Average
--------------------------------------------------------------------------------------------
1 YEAR          13.11%               12.54%                7.25%         26.43%
3 YEAR          26.55%               26.09%               19.67%         27.69%
5 YEAR          23.80%               23.41%               23.80%         25.59%
INCEPTION       25.27%               23.80%               --             --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                               PIMCO
                               Select
                               Growth            S&P 500
     Month                      Fund              Index
=================           =============      =============
  12/31/1994                  5,000,000          5,000,000
   1/31/1995                  5,034,965          5,129,650
   2/28/1995                  5,189,810          5,329,552
   3/31/1995                  5,339,660          5,486,828
   4/30/1995                  5,545,390          5,648,415
   5/31/1995                  5,735,746          5,874,182
   6/30/1995                  5,921,094          6,010,639
   7/31/1995                  6,181,582          6,209,952
   8/31/1995                  6,246,704          6,225,539
   9/30/1995                  6,422,032          6,488,256
  10/31/1995                  6,386,996          6,465,093
  11/30/1995                  6,502,485          6,748,911
  12/31/1995                  6,397,852          6,878,895
   1/31/1996                  6,644,715          7,113,052
   2/29/1996                  6,799,004          7,178,990
   3/31/1996                  6,772,780          7,248,124
   4/30/1996                  6,875,788          7,354,962
   5/31/1996                  7,107,556          7,544,646
   6/30/1996                  6,987,958          7,573,391
   7/31/1996                  6,513,499          7,238,799
   8/31/1996                  6,761,043          7,391,465
   9/30/1996                  7,225,188          7,807,457
  10/31/1996                  7,333,489          8,022,786
  11/30/1996                  7,777,005          8,629,229
  12/31/1996                  7,546,203          8,458,284
   1/31/1997                  7,917,776          8,986,757
   2/28/1997                  7,731,989          9,057,213
   3/31/1997                  7,327,631          8,685,052
   4/30/1997                  7,628,168          9,203,550
   5/31/1997                  8,245,634          9,763,862
   6/30/1997                  8,496,992         10,201,283
   7/31/1997                  9,327,566         11,012,999
   8/31/1997                  8,748,350         10,396,051
   9/30/1997                  9,322,102         10,965,443
  10/31/1997                  9,065,279         10,599,197
  11/30/1997                  9,185,494         11,089,834
  12/31/1997                  9,456,557         11,280,246
   1/31/1998                  9,675,240         11,405,006
   2/28/1998                 10,425,854         12,227,535
   3/31/1998                 11,129,186         12,853,707
   4/30/1998                 11,353,779         12,983,015
   5/31/1998                 11,206,020         12,759,837
   6/30/1998                 12,051,200         13,278,142
   7/31/1998                 11,867,979         13,136,729
   8/31/1998                  9,840,730         11,237,421
   9/30/1998                 10,679,999         11,957,290
  10/31/1998                 11,117,365         12,929,896
  11/30/1998                 11,950,724         13,713,577
  12/31/1998                 13,339,575         14,503,754
   1/31/1999                 14,552,263         15,110,301
   2/28/1999                 13,903,046         14,640,673
   3/31/1999                 14,717,630         15,226,446
   4/30/1999                 14,711,505         15,816,166
   5/31/1999                 14,099,036         15,442,747
   6/30/1999                 15,225,979         16,299,819
   7/31/1999                 14,968,742         15,790,939
   8/31/1999                 14,901,371         15,712,284
   9/30/1999                 14,050,039         15,282,086
  10/31/1999                 14,607,386         16,249,137
  11/30/1999                 15,323,974         16,579,482
  12/31/1999                 16,576,821         17,556,013
   1/31/2000                 15,823,981         16,674,300
   2/29/2000                 16,354,554         16,358,361
   3/31/2000                 16,670,030         17,958,699
   4/30/2000                 16,756,069         17,418,322
   5/31/2000                 15,508,505         17,060,898
   6/30/2000                 17,222,112         17,481,449


*Past performance is no guarantee for future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS                % of Total Investments
-----------------------------------------------------
CORNING, INC.                                    8.0%
Technology
-----------------------------------------------------
GENENTECH, INC.                                  7.6%
Health Care
-----------------------------------------------------
AMERICAN INTERNATIONAL GROUP, INC.               6.9%
Financial & Business Services
-----------------------------------------------------
EMC CORP.                                        6.8%
Technology
-----------------------------------------------------
NORTEL NETWORKS CORP.                            6.0%
Technology
-----------------------------------------------------
JOHNSON & JOHNSON                                6.0%
Health Care
-----------------------------------------------------
CISCO SYSTEMS, INC.                              5.6%
Technology
-----------------------------------------------------
COMVERSE TECHNOLOGY, INC.                        5.5%
Technology
-----------------------------------------------------
SUN MICROSYSTEMS, INC.                           5.4%
Technology
-----------------------------------------------------
CITIGROUP, INC.                                  5.3%
Financial & Business Services
-----------------------------------------------------
TOP TEN TOTAL                                   63.1%
-----------------------------------------------------

TOP 5 RELATED
INDUSTRIES                     % of Total Investments
-----------------------------------------------------
TECHNOLOGY                                      46.6%
-----------------------------------------------------
FINANCIAL & BUSINESS SERVICES                   17.2%
-----------------------------------------------------
HEALTH CARE                                     13.6%
-----------------------------------------------------
CONSUMER DISCRETIONARY                           5.1%
-----------------------------------------------------
COMMUNICATIONS                                   4.4%
-----------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------------
COMMON STOCK                                    90.6%
-----------------------------------------------------
CASH EQUIVALENTS                                 9.4%
-----------------------------------------------------

------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Select Growth Fund, which was the PIMCO Core Equity Fund prior to April 3, 2000, posted strong returns for its first quarter in existence. As a result of its prior weighting in value securities, the Fund's Institutional Class shares posted a relatively weak one-year return of 13.11%.

   The Fund greatly benefited from its exposure to the technology sector, which performed extremely well over the past year. It offered investors the greatest earnings growth potential of any sector due to an increase in corporate spending, as companies realized technology's ability to boost profit margins. A standout performer within technology was EMC, the data storage company. Corporate demand for data storage continued to grow at a fast pace in the second half of the year. EMC is the greatest beneficiary of this growing demand, which is expanding its already dominant market share. As the capabilities of computers and networks continue to increase, the need for data storage will grow even further.

   Another strong area for the Fund was telecommunications, which has seen tremendous growth recently. A holding that benefited from the growth in telecom was Comverse Technology, the eighth largest holding in the Fund. It is the leading provider of voicemail systems to digital wireless carriers and derives approximately 65% of its business from this activity. A shortening of cell phone handset upgrade cycles, as well as an increase in cell phone subscriptions, were also key to Comverse's growth.

   The financial services sector also helped the Fund, despite the rising interest rate environment. Morgan Stanley Dean Witter experienced strong earnings growth in the second half of the year. It benefited from an increase in equity underwriting and merger activity, as well as dynamic growth in its global business.

   Looking ahead, the manager is optimistic that the economic climate will be positive for growth stocks, as inflation appears to be under control and there is a strong possibility of significant tax cuts in the near future, all of which should augur well for PIMCO Select Growth Fund.


                                                            ANNUAL REPORT      9

PIMCO TARGET FUND

June 30, 2000

OBJECTIVE
Capital appreciation;
no consideration given
to income

PORTFOLIO
Primarily common stocks
of companies with market
capitalizations of between
$1 billion and $10 billion

TOTAL NET ASSETS
$2.2 billion

NUMBER OF SECURITIES
IN THE PORTFOLIO
63 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors

------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                INST'L CLASS          ADMIN. CLASS         S&P Mid-Cap        Lipper Multi-Cap
               (INCEP. 3/31/99)      (INCEP. 3/31/99)      400 Index          Growth Fund Average
-------------------------------------------------------------------------------------------------
1 YEAR              89.85%               91.13%              17.09%               45.76%
INCEPTION           78.47%               79.35%              --                   --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                              PIMCO                S&P
                              Target             Mid-Cap
     Month                     Fund             400 Index
=================          =============      =============
     3/31/1999               5,000,000          5,000,000
     4/30/1999               5,143,819          5,394,000
     5/31/1999               5,003,060          5,417,734
     6/30/1999               5,428,397          5,707,041
     7/31/1999               5,345,777          5,586,051
     8/31/1999               5,431,457          5,395,008
     9/30/1999               5,370,257          5,228,303
    10/31/1999               5,875,153          5,494,946
    11/30/1999               6,741,126          5,783,431
    12/31/1999               8,204,952          6,126,966
     1/31/2000               8,436,917          5,954,186
     2/29/2000              11,525,372          6,370,979
     3/31/2000              10,995,165          6,904,230
     4/30/2000               9,977,831          6,663,272
     5/31/2000               9,076,479          6,580,648
     6/30/2000              10,305,896          6,682,648

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.


------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
------------------------------------------
SDL, INC.                            6.4%
Technology
------------------------------------------
COMVERSE TECHNOLOGY, INC.            4.6%
Technology
------------------------------------------
SANMINA CORP.                        3.8%
Technology
------------------------------------------
JABIL CIRCUIT, INC.                  3.6%
Technology
------------------------------------------
CALPINE CORP.                        3.5%
Utilities
------------------------------------------
MINIMED, INC.                        3.2%
Health Care
------------------------------------------
E-TEK DYNAMICS, INC.                 2.7%
Technology
------------------------------------------
PMC - SIERRA, INC.                   2.4%
Technology
------------------------------------------
MEDIMMUNE, INC.                      2.4%
Health Care
------------------------------------------
CIENA CORP.                          2.2%
Technology
------------------------------------------
TOP TEN TOTAL                        34.8%
------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
------------------------------------------
TECHNOLOGY                           53.4%
------------------------------------------
HEALTH CARE                          14.0%
------------------------------------------
CONSUMER DISCRETIONARY                5.5%
------------------------------------------
COMMUNICATIONS                        5.5%
------------------------------------------
UTILITIES                             4.3%
------------------------------------------

PORTFOLIO COMPOSITION
------------------------------------------
COMMON STOCK                         94.4%
------------------------------------------
CASH EQUIVALENTS                      5.6%
------------------------------------------


------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Target Fund posted stellar results for the one-year period ended June 30, 2000, with its Institutional Class shares returning 89.85%. These results dramatically outperformed those of the S&P Mid-Cap 400 Index, which returned 17.09%, as well as its Lipper Average, which returned 45.76% for the same period.

   The technology sector dominated the market dramatically in the first three quarters of the fiscal year. Although the last quarter brought about a slight downturn because of rising interest rates, the technology sector performed extremely well overall. One of the strongest areas of technology was telecommunications, which has seen huge growth over the past year. In particular, Spectra Diode Laboratories (SDL) helped the Fund's performance. SDL is a provider of solutions for optical communications, providing products to power the transmission of data, voice, and Internet information over fiber optic networks. The company's products enable customers to meet the need for increasing bandwidth by expanding their fiber optic communication networks more quickly and efficiently than by using conventional electronic and optical technologies. Due to rapidly growing demand in this area, SDL's stock price rose substantially during the year.

   Another holding that benefited from the growth in technology was Jabil Circuit, a company that designs and manufactures electronic circuit board assemblies and systems for major original equipment manufacturers. Due to the explosive growth in telecommunications, personal computers, and computer peripherals, Jabil Circuit saw significant growth as a major supplier for these industries, with its stock price rising more than 100% over the past year.

   The biotechnology sector also enhanced the Fund's performance during the year. Investors showed renewed interest in this area because of its exciting product offerings.

   For example, Medimmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. It benefited from sales of Synagis, which is used for the treatment of respiratory problems in premature infants. The market opportunity for this drug is huge because it addresses an area of healthcare that is both sensitive and growing.

   The manager's outlook for mid-cap stocks remains positive. The manager believes that, if the Federal Reserve is able to negotiate a soft landing for the economy, mid-caps could continue to see strong earnings growth and significantly outperform.


10   PIMCO FUNDS

PIMCO MID-CAP EQUITY FUND

June 30, 2000

OBJECTIVE
Capital appreciation;
no consideration given
to income

PORTFOLIO
Primarily common stocks
of companies with market
capitalizations of $1 billion
to $10 billion

TOTAL NET ASSETS
$4.9 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
36 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                          INST'L CLASS            S&P Mid-Cap         Lipper Mid-Cap
                          (INCEP. 12/28/94)       400 Index           Core Fund Average
---------------------------------------------------------------------------------------
1 YEAR                           49.32%             17.09%                 37.60%
3 YEARS                          33.86%             20.38%                 20.94%
5 YEARS                          27.67%             21.21%                 20.59%
INCEPTION                        28.52%             --                     --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                            PIMCO
                           Mid-Cap             S&P
                           Equity           Mid-Cap 400
     Month                  Fund               Index
=================       =============      =============
   12/31/1994             5,000,000          5,000,000
    1/31/1995             4,910,000          5,052,050
    2/28/1995             5,190,000          5,317,126
    3/31/1995             5,370,000          5,409,394
    4/30/1995             5,445,000          5,517,999
    5/31/1995             5,435,000          5,651,109
    6/30/1995             5,850,000          5,881,160
    7/31/1995             6,205,000          6,187,969
    8/31/1995             6,205,000          6,302,409
    9/30/1995             6,375,000          6,455,173
   10/31/1995             6,467,605          6,289,081
   11/30/1995             6,542,693          6,563,757
   12/31/1995             6,585,784          6,547,426
    1/31/1996             6,539,441          6,642,416
    2/29/1996             6,750,557          6,868,179
    3/31/1996             7,002,866          6,950,487
    4/30/1996             7,389,054          7,162,762
    5/31/1996             7,734,048          7,259,631
    6/30/1996             7,548,678          7,150,700
    7/31/1996             6,704,215          6,666,927
    8/31/1996             7,100,701          7,051,429
    9/30/1996             7,574,424          7,358,871
   10/31/1996             7,574,424          7,380,285
   11/30/1996             7,945,164          7,796,017
   12/31/1996             7,725,848          7,804,670
    1/31/1997             7,914,427          8,097,657
    2/28/1997             7,578,521          8,031,095
    3/31/1997             7,266,187          7,688,729
    4/30/1997             7,454,766          7,887,944
    5/31/1997             8,073,541          8,577,666
    6/30/1997             8,273,906          8,818,698
    7/31/1997             8,957,505          9,691,838
    8/31/1997             9,122,512          9,680,208
    9/30/1997             9,700,035         10,236,819
   10/31/1997             9,051,795          9,791,518
   11/30/1997             9,063,581          9,936,432
   12/31/1997             8,978,700         10,321,966
    1/31/1998             8,811,246         10,125,849
    2/28/1998             9,568,774         10,964,269
    3/31/1998            10,055,187         11,458,757
    4/30/1998            10,414,016         11,668,453
    5/31/1998            10,015,317         11,143,372
    6/30/1998            10,788,793         11,213,575
    7/31/1998            10,485,782         10,778,489
    8/31/1998             8,731,506          8,772,612
    9/30/1998             9,544,852          9,591,097
   10/31/1998             9,616,618         10,448,541
   11/30/1998            10,190,744         10,969,923
   12/31/1998            11,662,454         12,295,090
    1/31/1999            12,056,796         11,816,811
    2/28/1999            11,268,112         11,197,610
    3/31/1999            12,115,528         11,511,143
    4/30/1999            12,753,187         12,418,221
    5/31/1999            12,434,358         12,472,861
    6/30/1999            13,290,164         13,138,912
    7/31/1999            13,105,578         12,860,367
    8/31/1999            13,223,041         12,420,542
    9/30/1999            12,635,724         12,036,748
   10/31/1999            13,525,091         12,650,622
   11/30/1999            15,589,093         13,314,779
   12/31/1999            17,704,654         14,105,677
    1/31/2000            17,490,608         13,707,897
    2/29/2000            20,288,494         14,667,450
    3/31/2000            21,251,701         15,895,115
    4/30/2000            20,074,448         15,340,376
    5/31/2000            18,973,641         15,150,155
    6/30/2000            19,845,113         15,384,983

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid-Cap 400 Index, an unmanaged market index.

------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------


TOP 10 HOLDINGS         % of total investments
----------------------------------------------
EL PASO ENERGY CORP.                      4.2%
Energy
----------------------------------------------
JOHNSON & JOHNSON                         4.1%
Health Care
----------------------------------------------
MINIMED, INC.                             3.8%
Health Care
----------------------------------------------
COMVERSE TECHNOLOGY, INC.                 3.8%
Technology
----------------------------------------------
PMC - SIERRA, INC.                        3.6%
Technology
----------------------------------------------
VALERO ENERGY CORP.                       3.5%
Energy
----------------------------------------------
ACE LTD.                                  3.3%
Financial & Business Services
----------------------------------------------
GENERAL ELECTRIC CO.                      3.2%
Capital Goods
----------------------------------------------
NABORS INDUSTRIES, INC.                   3.2%
Energy
----------------------------------------------
SDL, Inc.                                 2.9%
Technology
----------------------------------------------
TOP TEN TOTAL                            35.6%
----------------------------------------------

TOP 5 RELATED
INDUSTRIES              % of Total Investments
----------------------------------------------
TECHNOLOGY                               25.3%
----------------------------------------------
FINANCIAL & BUSINESS SERVICES            17.1%
----------------------------------------------
ENERGY                                   16.4%
----------------------------------------------
HEALTH CARE                              14.9%
----------------------------------------------
CAPITAL GOODS                             8.7%
----------------------------------------------

PORTFOLIO COMPOSITION
----------------------------------------------
COMMON STOCK                             89.7%
----------------------------------------------
CASH EQUIVALENTS                         10.3%
----------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Mid-Cap Equity Fund Institutional Class shares posted a return of 49.32% for the one-year period ended June 30, 2000 besting the 17.09% return for the S&P Mid-Cap 400 Index.

   The technology sector contributed to the Fund's performance. One of the strongest areas of technology was telecommunications, which has seen huge growth over the past year. In particular, Spectra Diode Laboratories was a standout performer. SDL is a provider of solutions for optical communications, providing products to power the transmission of data, voice, and Internet information over fiber optic networks. The company's products enable customers to meet the need for increasing bandwidth by expanding their fiber optic communication networks more quickly and efficiently than by using conventional electronic and optical technologies. Due to the increased need for optical components to handle the increased demand for more bandwidth, SDL's stock price rose significantly.

   The biotechnology sector also enhanced the Fund's performance during the fiscal year. Investors showed renewed interest in this area because of its exciting product offerings.

   For example, Medimmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. This company saw its stock price rise over 200% since last June. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity for this drug is huge because it addresses an area of healthcare that is both sensitive and growing.

   The property and casualty (P&C) industry also boosted the Fund's returns. The industry was finally able to gain pricing power in the past year, as it shed its weakest players and finally increased its extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace Limited, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, outperformed.

   It should be noted that on August 7, 2000, this Fund will be renamed PIMCO Growth & Income Fund. It will invest primarly in securities of companies with market captiatilizations of at least $1 billion and its investment objective will be to primarily seek long-term growth of capital, with income as a secondary objective.


                                                             ANNUAL REPORT  11

PIMCO OPPORTUNITY FUND

June 30, 2000

OBJECTIVE
Capital appreciation;
no consideration given
to income

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of between
$100 million and $2 billion

TOTAL NET ASSETS
$619.0 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
94 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00
                  INST'L CLASS        ADMIN. CLASS        Russell 2000     Lipper Sm.-Cap
                 (INCEP. 3/31/99)    (INCEP. 3/31/99)     Index            Growth Fund Average
----------------------------------------------------------------------------------------------
1 YEAR               50.24%               50.36%             14.31%            57.71%
INCEPTION            53.19%               53.28%             --                --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                            PIMCO
                         Opportunity      Russell 2000
     Month                  Fund             Index
=================       =============      ===========
    3/31/1999             5,000,000         5,000,000
    4/30/1999             5,338,785         5,448,000
    5/31/1999             5,268,692         5,527,541
    6/30/1999             5,668,224         5,777,386
    7/31/1999             5,703,271         5,619,085
    8/31/1999             5,593,458         5,411,179
    9/30/1999             5,728,972         5,412,261
   10/31/1999             5,971,963         5,433,910
   11/30/1999             6,726,636         5,758,315
   12/31/1999             8,326,702         6,410,156
    1/31/2000             8,385,691         6,306,953
    2/29/2000            10,770,071         7,348,230
    3/31/2000            10,046,685         6,863,982
    4/30/2000             8,177,679         6,450,770
    5/31/2000             7,376,676         6,074,690
    6/30/2000             8,516,087         6,604,403

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS                % of Total Investments
-----------------------------------------------------
WINSTAR COMMUNICATIONS, INC.                     2.4%
Communications
-----------------------------------------------------
ART TECHNOLOGY GROUP, INC.                       1.9%
Technology
-----------------------------------------------------
NETRO CORP.                                      1.9%
Technology
-----------------------------------------------------
AVIS RENT A CAR, INC.                            1.9%
Consumer Services
-----------------------------------------------------
AEROFLEX, INC.                                   1.8%
Technology
-----------------------------------------------------
TRANSWITCH CORP.                                 1.8%
Technology
-----------------------------------------------------
KANA COMMUNICATIONS, INC.                        1.8%
Technology
-----------------------------------------------------
VARIAN SEMICONDUCTOR EQUIPMENT                   1.8%
Technology
-----------------------------------------------------
DIGITAL MICROWAVE CORP.                          1.7%
Technology
-----------------------------------------------------
INFORMATICA CORP.                                1.7%
Technology
-----------------------------------------------------
TOP TEN TOTAL                                   18.7%
-----------------------------------------------------


TOP 5 RELATED
INDUSTRIES                     % of Total Investments
-----------------------------------------------------
TECHNOLOGY                                     51.3%
-----------------------------------------------------
HEALTH CARE                                     10.7%
-----------------------------------------------------
ENERGY                                           8.5%
-----------------------------------------------------
FINANCIAL & BUSINESS SERVICES                    6.8%
-----------------------------------------------------
COMMUNICATIONS                                   5.7%
-----------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------------
COMMON STOCK                                    94.5%
-----------------------------------------------------
CASH EQUIVALENTS                                 5.5%
-----------------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

For the twelve-month period ended June 30, 2000, PIMCO Opportunity Fund Institutional Class shares returned 50.24%, significantly outperforming the Russell 2000 Index's return of 14.31% for the same period.

   The Fund's best performance in the past year was delivered by the technology sector. This sector benefited from an increase in corporate spending as companies recognized technology's ability to boost profit margins. Many areas within technology showed incredible strength, including semiconductors. Fairchild Semiconductor, a company that designs and develops memory semiconductors, aided the Fund's performance this year. It benefited from greater demand for semiconductors, fueled by the global economic recovery as well as general investor interest in technology stocks.

   Another stellar performer for the Fund was True North Communications, the sixth largest advertising agency in the world. It benefited from the booming domestic economy, which has caused an increase in corporate advertising expenditures. Furthermore, the massive increase in Internet advertising has helped True North considerably, as it owns a significant share of an Internet advertising agency.

   The biotechnology industry also enhanced the Fund's performance during the past year. Medicis Pharmaceutical, a company that offers prescription and over-the-counter products to treat a number of dermatological conditions, showed tremendous strength this period. Aside from announcing record earnings in 1999, the company recently introduced Plexion, a new prescription cleanser specifically designed for the treatment of the acne rosacea--the only product of its kind. This news propelled the stock's price more than 125% in the past year.

   The manager believes that the economy is slowing, and that the Fed is nearing the end of the rate cycle, which should bode well for a market rebound over the next six months. While the manager expects continued volatility, he is optimistic that small-cap stocks can perform well if the economy does not enter a recession and interest rates don't rise significantly.


12   PIMCO FUNDS

PIMCO INNOVATION FUND

June 30, 2000

OBJECTIVE
Capital appreciation;
no consideration given
to income

PORTFOLIO
Primarily common stocks of
technology-related companies
with market capitalizations of
more than $200 million

TOTAL NET ASSETS
$5.5 billion

NUMBER OF SECURITIES
IN THE
PORTFOLIO
52 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00
                     INST'L CLASS       ADMIN. CLASS        S&P 500      Lipper Science &
                    (INCEP. 3/5/99)    (INCEP. 3/31/00)      Index       Technology Fund Average
------------------------------------------------------------------------------------------------
1 YEAR                  115.34%              --              7.25%           84.03%
INCEPTION                98.25%             -27.45%          --               --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                              PIMCO
                            Innovation             S&P 500
     Month                    Fund                  Index
==================         ============         =============
    3/31/1999                5,000,000            5,000,000
    4/30/1999                4,939,306            5,193,650
    5/31/1999                4,819,364            5,071,028
    6/30/1999                5,419,075            5,352,470
    7/31/1999                5,369,942            5,185,366
    8/31/1999                5,783,237            5,159,538
    9/30/1999                5,881,503            5,018,271
   10/31/1999                6,702,312            5,335,827
   11/30/1999                7,872,832            5,444,305
   12/31/1999               10,557,847            5,764,974
    1/31/2000               10,501,543            5,475,441
    2/29/2000               14,663,230            5,371,694
    3/31/2000               13,292,624            5,897,206
    4/30/2000               11,202,933            5,719,760
    5/31/2000                9,718,110            5,602,390
    6/30/2000               11,669,454            5,740,489

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/1/99, the first full month following the Fund's Institutional Class inception on 3/5/99, compared to the S&P 500 Index, an unmanaged market index.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS            % of Total Investments
-------------------------------------------------
MICRON TECHNOLOGY, INC.                      4.2%
Technology
-------------------------------------------------
SIEBEL SYSTEMS, INC.                         3.9%
Technology
-------------------------------------------------
INTEL CORP.                                  3.6%
Technology
-------------------------------------------------
CISCO SYSTEMS, INC.                          3.5%
Technology
-------------------------------------------------
E-TEK DYNAMICS, INC.                         3.4%
Technology
-------------------------------------------------
CIENA CORP.                                  3.3%
Technology
-------------------------------------------------
ORACLE CORP.                                 3.1%
Technology
-------------------------------------------------
GEMSTAR INTERNATIONAL GROUP LTD.             3.1%
Consumer Discretionary
-------------------------------------------------
JUNIPER NETWORKS, INC.                       3.0%
Technology
-------------------------------------------------
NORTEL NETWORKS CORP.                        3.0%
Technology
-------------------------------------------------
TOP TEN TOTAL                               34.1%
-------------------------------------------------

TOP 4 RELATED
INDUSTRIES                 % of Total Investments
-------------------------------------------------
TECHNOLOGY                                 80.5%
-------------------------------------------------
COMMUNICATIONS                               9.2%
-------------------------------------------------
HEALTH CARE                                  4.3%
-------------------------------------------------
CONSUMER DISCRETIONARY                       4.0%
-------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------
COMMON STOCK                               97.9%
-------------------------------------------------
CASH EQUIVALENTS                            2.1%
-------------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Innovation Fund posted stellar results for the one-year period ended June 30, 2000, with Institutional Class shares returning 115.34%. The Fund was able to significantly outperform both the S&P 500 Index and its Lipper Average return during this period.

   The technology sector continued to lead the stock market, pushing the Fund's performance higher this year. It led the market because it offered investors the greatest earnings growth potential of any sector. A variety of areas within technology showed tremendous strength, including telecommunications and software. Ericsson, a manufacturer of advanced systems and products for wired and mobile communications, is the number one provider of wireless infrastructure in the world. Its stock rose over 140% this year due to the increase in cell phone demand and subscriptions stimulated by cheaper service. Furthermore, it has benefited from recent technological advances in cell phone handset technology, which has shortened upgrade cycles for cell phones.

   Another standout performer for the Fund was Veritas Software, a company that makes enterprise data storage management software. Veritas' products are in great demand as companies seek effective, economical ways to store greater amounts of data. The company experienced a surge in sales growth in the past year as corporate Internet use and the need for data storage increased.

   The biotechnology sector also enhanced the Fund's performance during this year. Investors showed renewed interest in this area because of its exciting product offerings. For example, Medimmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. It benefited from better-than-expected prescription trends for its products over the past year. As a result, the company saw its stock price rise over 200% since last June. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity and growth potential for this company are huge, because we believe that biotech companies have strong product pipelines which will boost their prices in the years to come.

   The manager's outlook for the technology sector for the second half of the year remains very positive, as he anticipates that the favorable economic backdrop will remain in place and corporate fundamentals should continue to be robust.


                                                             ANNUAL REPORT  13

PIMCO GLOBAL INNOVATION FUND

June 30, 2000

OBJECTIVE
Capital appreciation;
no consideration given
to income

PORTFOLIO
Primarily common stocks of
U.S. and non-U.S. technolgy-related
companies with market
capitalizations of more than
$200 million

TOTAL NET ASSETS
$104.7 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
60 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


------------------------------------------------------------------------------
PERFORMANCE*
-----------------------------------------------------------------------------

TOTAL RETURN   For periods ended 6/30/00

                             INST'L CLASS          NASDAQ             Lipper Science & Technology
                            (INCEP. 3/31/00)      Composite Index     Fund Average
-------------------------------------------------------------------------------------------------
INCEPTION                       -6.00%                  --                      --


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS         % of Total Investments
----------------------------------------------
JUNIPER NETWORKS, INC.                    3.3%
Technology
----------------------------------------------
NORTEL NETWORKS CORP.                     2.9%
Technology
----------------------------------------------
INTEL CORP.                               2.6%
Technology
----------------------------------------------
EMC CORP.                                 2.3%
Technology
----------------------------------------------
CISCO SYSTEMS, INC.                       2.3%
Technology
----------------------------------------------
REDBACK NETWORKS, INC.                    2.2%
Technology
----------------------------------------------
i2 TECHNOLOGIES, INC.                     2.2%
Technology
----------------------------------------------
BEA SYSTEMS, INC.                         2.2%
Technology
----------------------------------------------
DELL COMPUTER CORP.                       2.2%
Technology
----------------------------------------------
VERITAS SOFTWARE CORP.                    2.1%
Technology
----------------------------------------------
TOP TEN TOTAL                            24.3%
----------------------------------------------

TOP 4 RELATED
INDUSTRIES              % of Total Investments
----------------------------------------------
TECHNOLOGY                               73.8%
----------------------------------------------
HEALTH CARE                              10.3%
----------------------------------------------
COMMUNICATIONS                            7.2%
----------------------------------------------
CAPITAL GOODS                             1.2%
----------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------
COMMON STOCK                              92.5%
-----------------------------------------------
CASH EQUIVALENTS                           7.5%
-----------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

A continuation of the global economic recovery fueled the demand for semiconductors and other technological commodities. Applied Materials, a semiconductor manufacturer, experienced revenue growth as a result of increased global demand. The semiconductor industry finally achieved some pricing power after several years of extreme pricing pressure and, consequently, Applied Materials' stock price rose significantly over the past year.

   Bookham Technology, a British manufacturer of fiber optic components that increase the capacity of fiber optic cables to transport voice and data, also contributed to the Fund's performance. The company benefited from the explosion in demand for telecommunications capabilities. Investors were attracted to Bookham because it has the potential to revolutionize the fiber optics industry because its silicon-based products offer significant advantages over the competition. Deregulation in Europe should encourage the build-out of fiber-optics-based networks by new competitive local exchange carriers (CLECs) and Bookham could experience high growth as a result.

   Another standout performer for the Fund was Cisco Systems, a top ten holding. As the number of companies engaging in commerce via the Internet increases, Cisco will benefit from the strong demand for its Internet infrastructure equipment and its optical networking capabilities. As the leader in networking solutions for the Internet, Cisco should continue to see its earnings grow as the Internet grows.

   The Fund's exposure to biotechnology also enhanced its performance during this year, as investors have been attracted to their robust product pipelines. For instance, Teva Pharmaceuticals, the largest producer of branded and generic pharmaceuticals in Israel, saw its stock price propelled upward as a result of higher sales. It also recently acquired a Dutch pharmaceutical company, which allowed it to substantially increase its presence in Europe. With product offerings in all major therapeutic categories and a greater presence globally, Teva is poised to continue its rapid growth.

    Looking ahead, the manager is optimistic that the Fund will continue its outperformance. The manager believes that technology could turn in a strong performance in the second half of the year, fueled by strong corporate fundamentals and a favorable economic environment.


14   PIMCO FUNDS

PIMCO INTERNATIONAL GROWTH FUND

June 30, 2000

OBJECTIVE
Long-term
capital appreciation

PORTFOLIO
An international
portfolio of common stocks

TOTAL NET ASSETS
$10.5 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
68 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                                INST'L CLASS         MSCI           Lipper International
                               (INCEP. 12/31/97)     EAFE Index     Fund Average

-----------------------------------------------------------------------------------------
1 YEAR                                56.29%           17.46%            24.46%
INCEPTION                             49.50%           --                --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                           PIMCO
                       International         MSCI
                          Growth             EAFE
     Month                 Fund              Index
================       ============      =============
   12/31/1997            5,000,000         5,000,000
   1/31/1998             5,190,000         5,230,000
   2/28/1998             5,595,000         5,566,812
   3/31/1998             6,090,000         5,739,383
   4/30/1998             6,385,000         5,785,872
   5/31/1998             6,635,000         5,759,257
   6/30/1998             6,775,000         5,804,179
   7/31/1998             7,040,000         5,864,543
   8/31/1998             5,940,000         5,139,099
   9/30/1998             5,570,000         4,982,870
  10/31/1998             5,895,000         5,503,580
  11/30/1998             6,490,000         5,787,015
  12/31/1998             6,970,063         6,016,759
   1/31/1999             7,529,624         6,000,514
   2/28/1999             7,317,751         5,858,902
   3/31/1999             7,801,255         6,104,976
   4/30/1999             8,393,412         6,353,448
   5/31/1999             8,051,156         6,027,516
   6/30/1999             8,713,937         6,263,795
   7/31/1999             9,208,306         6,451,709
   8/31/1999             9,555,995         6,476,870
   9/30/1999             9,936,279         6,543,582
   10/31/1999           10,419,783         6,790,275
   11/30/1999           12,473,316         7,027,935
   12/31/1999           14,617,010         7,659,746
   1/31/2000            14,430,636         7,174,118
   2/29/2000            16,946,679         7,368,537
   3/31/2000            15,974,874         7,655,910
   4/30/2000            14,297,512         7,254,740
   5/31/2000            13,119,365         7,079,175
   6/30/2000            13,618,580         7,357,387

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/31/97, compared to the Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS              % of Total Investments
---------------------------------------------------
GERMANY/SIEMENS AG                             5.8%
---------------------------------------------------
UNITED KINGDOM/LASMO PLC                       4.2%
---------------------------------------------------
FRANCE/PSA PEUGEOT CITROEN                     4.2%
---------------------------------------------------
NETHERLANDS/KONINKLIJKE PHILIPS                4.1%
ELECTRONICS NV SP- ADR
---------------------------------------------------
JAPAN/ORACLE CORP.                             3.1%
---------------------------------------------------
JAPAN/NTT DATA CORP.                           2.9%
---------------------------------------------------
UNITED KINGDOM/PACE MICRO                      2.7%
TECHNOLOGY PLC
---------------------------------------------------
JAPAN/YAMANOUCHI PHARMACEUTICAL                2.6%
---------------------------------------------------
JAPAN/NTT MOBILE COMMUNICATION                 2.5%
NETWORK, INC.
---------------------------------------------------
NETHERLANDS/STMICROELECTRONICS NV              2.5%
---------------------------------------------------
TOP TEN TOTAL                                 34.6%
---------------------------------------------------

TOP 5
COUNTRIES                    % of Total Investments
---------------------------------------------------
JAPAN                                         22.5%
---------------------------------------------------
UNITED KINGDOM                                19.6%
---------------------------------------------------
GERMANY                                        9.0%
---------------------------------------------------
NETHERLANDS                                    8.5%
---------------------------------------------------
FRANCE                                         7.4%
---------------------------------------------------

REGIONAL BREAKDOWN
---------------------------------------------------
EUROPE                                        62.8%
---------------------------------------------------
ASIA                                          28.6%
---------------------------------------------------
CANADA                                         4.4%
---------------------------------------------------
AUSTRALIA                                      2.4%
---------------------------------------------------
LATIN AMERICA                                  1.8%
---------------------------------------------------

PORTFOLIO COMPOSITION
---------------------------------------------------
COMMON STOCK                                100.0%
---------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO International Growth Fund posted stellar returns for the one-year period ended June 30, 2000, gaining 56.29% during this period. The Fund significantly outperformed the MSCI EAFE Index, which returned 17.46%, as well as the Lipper International Fund Average, which posted a return of 24.46%.

   The Fund benefited from its exposure to the energy sector. Rising oil and gas prices resulted in wider profit margins for many energy companies. In particular, Woodside Petroleum, Australia's second largest oil producer, contributed to the Fund's performance. The company returned nearly 30% in the second quarter, as rising oil prices and oil field acquisitions boosted earnings revisions.

   The financial services sector also enhanced the Fund's performance. A healthy worldwide economy boosted earnings for many insurance, asset management and brokerage firms. ING Groep, the Dutch insurance and financial service giant, turned in a strong performance, benefiting from the expansion of its global business through well-timed acquisitions as well as the shedding of less profitable units.

   For much of the year, the technology sector greatly contributed to the Fund's performance. Investors flocked to tech stocks of all nationalities, lured by their strong earnings growth. Nokia, the Finnish cell phone handset maker, saw its stock price more than double during the year as a result of strong sales and profit growth. However, in the second quarter of 2000, investors fled the technology sector as rising interest rates caused concerns about high valuations. In particular, technology stocks in Japan, Italy and Spain with expensive valuations, suffered significant losses. For instance, Softbank and Oracle Japan sold off sharply in the second quarter. However, the Fund had reduced its technology exposure early in the first quarter, aiding its performance.

   Looking ahead, the manager remains confident that its strategy of minimizing regional bets and concentrating on investing in attractive stocks within various regions should bode well for the Fund over the long term. The manager is optimistic that its holdings are poised for significant growth, and should outperform in the long run.


                                                             ANNUAL REPORT  15

PIMCO MEGA-CAP FUND

June 30, 2000

OBJECTIVE
Seeks long-term
growth of capital

PORTFOLIO
Common stocks of
companies with very
large market capitalizations
that have improving fundamentals
and whose stock is reasonably
valued by the market

TOTAL NET ASSETS
$4.0 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
45 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                           ADMIN. CLASS          S&P 500      Lipper Multi-Cap
                          (INCEP.8/31/99)        Index        Core Fund Average
--------------------------------------------------------------------------------
INCEPTION                     33.54%               --                 --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                                  PIMCO
                                Mega-Cap          S&P 500
     Month                        Fund             Index
==================            =============     ============
     8/31/1999                  5,000,000        5,000,000
     9/30/1999                  4,960,000        4,863,102
    10/31/1999                  5,140,000        5,170,839
    11/30/1999                  5,520,000        5,275,962
    12/31/1999                  6,212,079        5,586,716
     1/31/2000                  6,017,013        5,306,135
     2/29/2000                  6,802,276        5,205,596
     3/31/2000                  6,892,306        5,714,859
     4/30/2000                  6,287,104        5,542,899
     5/31/2000                  5,941,988        5,429,159
     6/30/2000                  6,677,234        5,562,988

*Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional Class Shares commenced operations on 8/31/99. Since the fund is less than 1-year old, the reported returns are cumulative. The S&P 500 Index is an unmanaged market index and it is not possible to invest in an unmanaged market index.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS         % of Total Investments
----------------------------------------------
CORNING, INC.                             4.0%
Technology
----------------------------------------------
REDBACK NETWORKS, INC.                    3.9%
Technology
----------------------------------------------
PFIZER, INC.                              3.5%
Health Care
----------------------------------------------
GENERAL ELECTRIC CO.                      3.5%
Capital Goods
----------------------------------------------
CISCO SYSTEMS, INC.                       3.3%
Technology
----------------------------------------------
INTEL CORP.                               3.3%
Technology
----------------------------------------------
NORTEL NETWORKS CORP.                     2.7%
Technology
----------------------------------------------
EMC CORP.                                 2.6%
Technology
----------------------------------------------
MICRON TECHNOLOGY, INC.                   2.6%
Technology
----------------------------------------------
TYCO INTERNATIONAL LTD.                   2.5%
Capital Goods
----------------------------------------------
TOP TEN TOTAL                            31.9%
----------------------------------------------

TOP 5 RELATED
INDUSTRIES             % of Total Investments
----------------------------------------------
TECHNOLOGY                               51.0%
----------------------------------------------
HEALTH CARE                              12.4%
----------------------------------------------
ENERGY                                    8.1%
----------------------------------------------
CAPITAL GOODS                             6.0%
----------------------------------------------
CONSUMER STAPLES                          5.9%
----------------------------------------------

PORTFOLIO COMPOSITION
---------------------------------------------
COMMON STOCK                            95.8%
---------------------------------------------
CASH EQUIVALENTS                         4.2%
----------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Mega-Cap Fund Institutional Class shares returned 33.54% for the period since inception through June 30, 2000.

     The Fund benefited from its exposure to the technology sector, which dominated the stock market for much of the year. A standout in this area was Corning, a maker of fiber optic components for telecommunications networks. The stock was added to the portfolio last year because of its relatively low valuation in such a high-growth industry. Its stock price has risen as a result of several strategic acquisitions and plant expansions that should increase capacity, as well as general investor enthusiasm for this industry.

   Another positive contributor to the Fund's performance was Cisco Systems, the networking giant. Cisco is one of the greatest beneficiaries of the Internet explosion, and as companies race to participate in commerce on the Web, strong demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of networking solutions, Cisco remains the market leader in this industry.

   The energy sector also enhanced the Fund's performance. These stocks turned in a strong performance as a result of rising oil and gas prices, which created wider profit margins for many energy companies. Apache, an oil exploration and production company, turned in a strong performance during this period. Apache's strategic acquisition of fields in the Gulf of Mexico has significantly increased its overall production, allowing the company to more greatly benefit from the high prices for oil and gas. With exploration in what appears to be a promising region in Egypt, Apache is poised to continue to outperform as the country's demand for exploration continues to grow.

   One disappointment for the Fund this year was the specialty retail industry. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

   Looking ahead, the manager is optimistic that the Fund is positioned to continue its strong performance. The manager is confident that, in a rising interest rate environment, investors will place more emphasis on valuations and more stable, large-capitalization issues. In such a climate, the manager's philosophy of purchasing growing but reasonably priced stocks in the large-cap universe should bode well of the Fund.


16   PIMCO FUNDS

PIMCO CAPITAL APPRECIATION FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of at least
$1 billion that have improving
fundamentals and whose stock is
reasonably valued by
the market

TOTAL NET ASSETS
$793.8 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
94 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/00

                     INST'L CLASS        ADMIN. CLASS        S&P 500     Lipper Multi-Cap
                    (INCEP. 3/08/91)    (INCEP. 7/31/96)     Index       Core Fund Average
-------------------------------------------------------------------------------------------
1 YEAR                  22.79%              22.48%            7.25%           11.54%
3 YEARS                 21.76%              21.44%           19.67%           16.27%
5 YEARS                 24.24%              --               23.80%           19.33%
INCEPTION               19.90%              26.12%           --               --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                                  PIMCO
                                  Capital
                               Appreciation            S&P 500
     Month                         Fund                 Index
==================             =============        =============
      3/31/1991                  5,000,000            5,000,000
      4/30/1991                  4,854,350            5,012,000
      5/31/1991                  5,094,373            5,228,518
      6/30/1991                  4,820,061            4,989,052
      7/31/1991                  5,164,862            5,221,542
      8/31/1991                  5,327,032            5,345,293
      9/30/1991                  5,253,318            5,256,026
     10/31/1991                  5,433,351            5,326,457
     11/30/1991                  5,275,577            5,111,801
     12/31/1991                  6,008,526            5,696,591
      1/31/1992                  5,951,282            5,590,634
      2/29/1992                  6,015,540            5,663,312
      3/31/1992                  5,817,823            5,552,878
      4/30/1992                  5,805,268            5,716,132
      5/31/1992                  5,830,077            5,744,142
      6/30/1992                  5,646,491            5,658,669
      7/31/1992                  5,811,083            5,889,825
      8/31/1992                  5,666,801            5,769,261
      9/30/1992                  5,816,058            5,837,050
     10/31/1992                  6,018,924            5,857,187
     11/30/1992                  6,371,407            6,056,624
     12/31/1992                  6,459,843            6,130,939
      1/31/1993                  6,679,451            6,182,194
      2/28/1993                  6,599,169            6,266,457
      3/31/1993                  6,904,241            6,398,680
      4/30/1993                  6,735,135            6,244,023
      5/31/1993                  7,040,790            6,411,051
      6/30/1993                  7,153,400            6,429,835
      7/31/1993                  7,052,175            6,403,987
      8/31/1993                  7,310,181            6,646,954
      9/30/1993                  7,525,186            6,595,972
     10/31/1993                  7,543,860            6,732,443
     11/30/1993                  7,393,094            6,668,283
     12/31/1993                  7,603,513            6,748,903
      1/31/1994                  7,871,521            6,978,365
      2/28/1994                  7,764,846            6,788,973
      3/31/1994                  7,377,445            6,492,973
      4/30/1994                  7,405,400            6,576,213
      5/31/1994                  7,399,773            6,684,129
      6/30/1994                  7,191,566            6,520,301
      7/31/1994                  7,367,360            6,734,427
      8/31/1994                  7,587,534            7,010,539
      9/30/1994                  7,384,297            6,839,131
     10/31/1994                  7,554,006            6,992,806
     11/30/1994                  7,208,583            6,738,128
     12/31/1994                  7,279,887            6,838,055
      1/31/1995                  7,275,418            7,015,365
      2/28/1995                  7,638,905            7,288,754
      3/31/1995                  7,973,994            7,503,845
      4/30/1995                  8,248,506            7,724,833
      5/31/1995                  8,550,420            8,033,595
      6/30/1995                  8,920,691            8,220,215
      7/31/1995                  9,416,251            8,492,798
      8/31/1995                  9,507,671            8,514,115
      9/30/1995                  9,884,778            8,873,410
     10/31/1995                  9,700,127            8,841,732
     11/30/1995                  9,998,064            9,229,884
     12/31/1995                  9,983,895            9,407,652
      1/31/1996                 10,319,950            9,727,888
      2/29/1996                 10,710,996            9,818,066
      3/31/1996                 10,731,348            9,912,614
      4/30/1996                 10,866,103           10,058,726
      5/31/1996                 11,141,737           10,318,140
      6/30/1996                 11,121,089           10,357,452
      7/31/1996                 10,561,962            9,899,860
      8/31/1996                 11,016,637           10,108,648
      9/30/1996                 11,692,504           10,677,563
     10/31/1996                 11,987,428           10,972,050
     11/30/1996                 12,859,911           11,801,427
     12/31/1996                 12,658,812           11,567,641
      1/31/1997                 13,397,357           12,290,387
      2/28/1997                 13,259,311           12,386,744
      3/31/1997                 12,776,151           11,877,772
      4/30/1997                 13,183,386           12,586,875
      5/31/1997                 14,025,466           13,353,165
      6/30/1997                 14,625,966           13,951,386
      7/31/1997                 16,206,592           15,061,498
      8/31/1997                 15,599,190           14,217,753
      9/30/1997                 16,544,805           14,996,459
     10/31/1997                 16,248,006           14,495,577
     11/30/1997                 16,662,144           15,166,577
     12/31/1997                 16,991,599           15,426,988
      1/31/1998                 16,723,663           15,597,610
      2/28/1998                 17,951,702           16,722,510
      3/31/1998                 18,949,019           17,578,870
      4/30/1998                 18,963,905           17,755,713
      5/31/1998                 18,651,313           17,450,492
      6/30/1998                 19,447,678           18,159,332
      7/31/1998                 18,889,478           17,965,934
      8/31/1998                 15,808,216           15,368,420
      9/30/1998                 16,693,892           16,352,921
     10/31/1998                 17,460,487           17,683,067
     11/30/1998                 18,599,214           18,754,838
     12/31/1998                 19,980,246           19,835,492
      1/31/1999                 20,637,174           20,665,012
      2/28/1999                 19,812,008           20,022,744
      3/31/1999                 20,292,687           20,823,854
      4/30/1999                 20,989,673           21,630,362
      5/31/1999                 20,268,654           21,119,669
      6/30/1999                 21,502,398           22,291,811
      7/31/1999                 20,709,276           21,595,860
      8/31/1999                 20,300,699           21,488,291
      9/30/1999                 19,795,985           20,899,948
     10/31/1999                 21,181,945           22,222,497
     11/30/1999                 22,199,383           22,674,280
     12/31/1999                 24,435,384           24,009,796
      1/31/2000                 23,763,118           22,803,955
      2/29/2000                 25,653,256           22,371,873
      3/31/2000                 26,880,871           24,560,513
      4/30/2000                 25,701,971           23,821,487
      5/31/2000                 25,331,738           23,332,670
      6/30/2000                 26,403,465           23,907,821

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS         % of Total Investments
----------------------------------------------
GENERAL ELECTRIC CO.                      2.4%
Capital Goods
----------------------------------------------
EXXON MOBIL CORP.                         2.1%
Energy
----------------------------------------------
CORNING, INC.                             2.0%
Technology
----------------------------------------------
PFIZER, INC.                              2.0%
Health Care
----------------------------------------------
INTEL CORP.                               1.9%
Technology
----------------------------------------------
NORTEL NETWORKS CORP.                     1.7%
Technology
----------------------------------------------
CISCO SYSTEMS, INC.                       1.7%
Technology
----------------------------------------------
VIACOM, INC. `B'                          1.7%
Consumer Services
----------------------------------------------
SDL, INC.                                 1.7%
Technology
----------------------------------------------
CIENA CORP.                               1.7%
Technology
----------------------------------------------
TOP TEN TOTAL                            18.9%
----------------------------------------------

TOP 5 RELATED
INDUSTRIES              % of Total Investments
----------------------------------------------
TECHNOLOGY                               28.9%
----------------------------------------------
ENERGY                                   17.0%
----------------------------------------------
FINANCIAL & BUSINESS SERVICES            10.5%
----------------------------------------------
HEALTH CARE                              10.0%
----------------------------------------------
CONSUMER DISCRETIONARY                    7.1%
----------------------------------------------

PORTFOLIO COMPOSITION
----------------------------------------------
COMMON STOCK                             92.9%
----------------------------------------------
CASH EQUIVALENTS                          7.1%
----------------------------------------------


------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund posted strong returns for the twelve months ended June 30, 2000. The Fund's Institutional Class shares returned 22.79% during this period, outpacing the S&P 500 Index's return of 7.25% as well as its Lipper Average return of 11.54% for the same period.

   The technology sector greatly contributed to the Fund's performance. These stocks dominated the market in the past year, due to an increase in corporate spending as companies realized technology's ability to boost profit margins. Tech proved extremely attractive to investors because it offered the greatest earnings growth potential of any sector. Many areas of technology benefited from this surge in investment, such as semiconductors. For instance, Intel, a leading maker of chips for PCs, posted returns of more than 100% over the past year. The company benefited from a continuation of the global economic recovery, which fueled demand for semiconductors, as well as greater pricing power for the entire industry.

   Another positive contributor to the Fund's performance was Cisco Systems, the networking giant. Cisco is one of the greatest beneficiaries of the Internet explosion, and as companies race to participate in commerce on the Web, strong demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of networking solutions, Cisco remains the market leader in this industry.

   The Fund's exposure to the energy sector also boosted its performance this year. For example, Exxon Mobil, posted strong returns. The company benefited from significantly higher prices for oil and gas. It announced in May that it had completed the sale of it's California refinery and fuels terminal and the assignment of California supply arrangements to Valero Energy Corporation. This sale, coupled with the high demand for oil, helped Exxon's stock price appreciate over the past year.

   One disappointment for the Fund this year was the retail industry. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

   Looking ahead, the manager is optimistic that the Fund is positioned to continue its strong performance. The manager is confident that, in a rising interest rate environment, investors will place more emphasis on valuations. In such a climate, the manager's philosophy of purchasing growing but reasonably priced stocks should bode well for the Fund.


                                                             ANNUAL REPORT  17

PIMCO MID-CAP FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of more than
$500 million (excluding the
largest 200 companies) that
have improving fundamentals and
whose stock is reasonably valued
by the market

TOTAL NET ASSETS
$1.1 billion

NUMBER OF SECURITIES
IN THE
PORTFOLIO
77 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


-------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                   INST'L CLASS         ADMIN. CLASS         Russell 2000 Mid-Cap     Lipper Mid-Cap
                   (INCEP. 8/26/91)    (INCEP. 11/30/94)     Index                    Core Fund Average
--------------------------------------------------------------------------------------------------------
1 YEAR                 34.88%                34.53%                 12.65%                37.60%
3 YEARS                19.52%                19.28%                 16.16%                20.94%
5 YEARS                22.07%                21.79%                 18.74%                20.59%
INCEPTION              18.85%                24.08%                 --                    --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                             PIMCO             Russell 2000
                            Mid-Cap             Mid-Cap
     Month                    Fund                Index
==================       =============        =============
    8/31/1991              5,000,000            5,000,000
    9/30/1991              4,974,950            4,970,800
   10/31/1991              5,157,144            5,072,701
   11/30/1991              5,011,661            4,862,945
   12/31/1991              5,665,299            5,407,887
    1/31/1992              5,671,673            5,509,555
    2/29/1992              5,727,031            5,636,110
    3/31/1992              5,555,924            5,492,107
    4/30/1992              5,519,126            5,535,055
    5/31/1992              5,524,162            5,570,812
    6/30/1992              5,378,127            5,480,453
    7/31/1992              5,525,925            5,709,591
    8/31/1992              5,364,436            5,578,099
    9/30/1992              5,541,064            5,693,789
   10/31/1992              5,722,284            5,833,116
   11/30/1992              6,066,939            6,127,047
   12/31/1992              6,185,404            6,291,558
    1/31/1993              6,414,599            6,417,263
    2/28/1993              6,216,680            6,424,579
    3/31/1993              6,470,422            6,633,570
    4/30/1993              6,293,134            6,457,781
    5/31/1993              6,562,549            6,662,815
    6/30/1993              6,765,881            6,738,172
    7/31/1993              6,682,647            6,770,650
    8/31/1993              7,013,472            7,071,740
    9/30/1993              7,201,787            7,098,825
   10/31/1993              7,128,883            7,104,717
   11/30/1993              6,929,867            6,939,959
   12/31/1993              7,160,996            7,191,324
    1/31/1994              7,309,331            7,389,733
    2/28/1994              7,299,101            7,289,232
    3/31/1994              7,033,122            6,978,711
    4/30/1994              7,058,599            7,026,585
    5/31/1994              6,930,633            7,036,141
    6/30/1994              6,700,295            6,827,801
    7/31/1994              6,851,806            7,062,131
    8/31/1994              7,210,540            7,396,947
    9/30/1994              7,026,048            7,216,165
   10/31/1994              7,167,804            7,271,369
   11/30/1994              6,829,168            6,950,556
   12/31/1994              6,991,678            7,040,844
    1/31/1995              6,924,894            7,185,463
    2/28/1995              7,346,142            7,557,383
    3/31/1995              7,582,451            7,773,675
    4/30/1995              7,753,580            7,890,902
    5/31/1995              8,020,945            8,150,197
    6/30/1995              8,493,975            8,424,125
    7/31/1995              9,295,489            8,833,116
    8/31/1995              9,367,547            8,968,440
    9/30/1995              9,501,369            9,171,037
   10/31/1995              9,355,709            8,965,881
   11/30/1995              9,536,022            9,411,754
   12/31/1995              9,599,034            9,466,624
    1/31/1996              9,789,114            9,666,181
    2/29/1996             10,026,714            9,893,143
    3/31/1996             10,152,383           10,036,296
    4/30/1996             10,364,554           10,320,625
    5/31/1996             10,539,595           10,476,466
    6/30/1996             10,325,462           10,319,110
    7/31/1996              9,831,497            9,680,460
    8/31/1996             10,367,953           10,141,443
    9/30/1996             11,095,622           10,642,329
   10/31/1996             11,169,983           10,727,681
   11/30/1996             11,849,848           11,381,211
   12/31/1996             11,841,245           11,265,123
    1/31/1997             12,326,596           11,686,551
    2/28/1997             12,120,488           11,668,787
    3/31/1997             11,774,758           11,172,864
    4/30/1997             12,027,407           11,450,845
    5/31/1997             12,858,488           12,286,299
    6/30/1997             13,483,461           12,688,306
    7/31/1997             14,733,407           13,746,765
    8/31/1997             14,713,461           13,596,925
    9/30/1997             15,750,651           14,373,309
   10/31/1997             15,418,218           13,814,188
   11/30/1997             15,524,596           14,142,965
   12/31/1997             15,887,569           14,533,311
    1/31/1998             15,605,123           14,260,085
    2/28/1998             16,523,072           15,375,224
    3/31/1998             17,031,474           16,104,009
    4/30/1998             17,278,614           16,144,269
    5/31/1998             16,692,539           15,645,411
    6/30/1998             17,010,291           15,862,100
    7/31/1998             16,523,072           15,105,478
    8/31/1998             13,578,576           12,688,602
    9/30/1998             14,560,074           13,509,554
   10/31/1998             14,962,560           14,430,906
   11/30/1998             15,788,713           15,113,487
   12/31/1998             17,147,689           15,999,138
    1/31/1999             16,406,007           15,971,939
    2/28/1999             15,523,405           15,440,074
    3/31/1999             15,597,573           15,923,348
    4/30/1999             16,398,590           17,100,083
    5/31/1999             16,361,506           17,050,493
    6/30/1999             17,066,104           17,652,376
    7/31/1999             16,598,844           17,166,935
    8/31/1999             16,035,166           16,722,312
    9/30/1999             15,738,493           16,133,686
   10/31/1999             16,279,921           16,898,423
   11/30/1999             17,221,857           17,385,098
   12/31/1999             19,373,700           18,914,986
    1/31/2000             18,911,534           18,288,900
    2/29/2000             23,033,757           19,695,317
    3/31/2000             23,987,906           20,823,858
    4/30/2000             22,504,502           19,838,890
    5/31/2000             22,019,974           19,313,159
    6/30/2000             23,018,848           19,884,829

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the Russell 2000 Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS         % of Total Investments
----------------------------------------------
ALLERGAN, INC.                             1.9%
Health Care
-----------------------------------------------
INTEGRATED DEVICE TECHNOLOGY, INC.         1.8%
Technology
-----------------------------------------------
TEKTRONIX, INC.                            1.8%
Technology
-----------------------------------------------
WATERS CORP.                               1.8%
Capital Goods
-----------------------------------------------
BROCADE COMMUNICATIONS SYSTEMS, INC.       1.7%
Technology
-----------------------------------------------
CIENA CORP.                                1.6%
Technology
-----------------------------------------------
IDEC PHARMACEUTICALS CORP.                 1.6%
Health Care
-----------------------------------------------
ADC TELECOMMUNICATION, INC.                1.6%
Communications
-----------------------------------------------
DENDRITE INTERNATIONAL, INC.               1.6%
Technology
-----------------------------------------------
APACHE CORP.                               1.6%
Energy
-----------------------------------------------
TOP TEN TOTAL                             17.0%
-----------------------------------------------

TOP 5 RELATED
INDUSTRIES               % of Total Investments
-----------------------------------------------
TECHNOLOGY                                31.5%
-----------------------------------------------
FINANCIAL & BUSINESS SERVICES             17.0%
-----------------------------------------------
ENERGY                                    16.7%
-----------------------------------------------
HEALTH CARE                                5.9%
-----------------------------------------------
CONSUMER DISCRETIONARY                     5.0%
-----------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------
COMMON STOCK                              93.7%
-----------------------------------------------
CASH EQUIVALENTS                           6.3%
-----------------------------------------------


------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

For the one-year period ended June 30, 2000, PIMCO Mid-Cap Fund Institutional Class shares posted a return of 34.88% and Administrative Class shares returned 34.53%, significantly outperforming the Russell 2000 Mid-Cap Index.

   The technology sector contributed to the Fund's strong performance. This sector proved extremely attractive to investors because of its high earnings growth and solid fundamentals. A variety of areas within technology showed strength at different times during the year, including semiconductor manufacturers, business-to-business Internet companies, telecommunications providers and software companies.

   The energy sector also contributed to the Fund's performance over the past year. Apache, an independent gas and oil exploration company, saw its stock price soar over the past year, benefiting from rising oil and gas prices. As a result of a recent acquisition, the company was able to increase its oil and gas production to meet greater demand. With energy prices showing no signs of retreating, this company should continue to perform well in the coming months.

   The biotechnology sector also enhanced the Fund's performance during this period. Investors were attracted to biotech companies because of their strong product pipelines. In addition, the industry is benefiting from a strong demographic trend--the aging of Baby Boomers--which has increased demand for pharmaceutical products. Allergan, the Fund's largest holding and a provider of eye care and specialty pharmaceutical products, benefited from having a large share of a growing market--ocular pharmaceuticals. Fourth-largest holding Waters Corporation also had a substantial impact on the Fund's performance. The company, which manufactures equipment for the biotechnology industry, enjoyed higher revenues as a result of increased sales of its equipment, as biotechnological research continues to expand to new frontiers.

   One disappointment for the Fund this year was the retail industry. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

   Looking ahead, the manager believes that investors will pay more attention to valuation as a result of the recent market correction and rising interest rates. In addition, the manager is optimistic that mid-cap stocks in general and PIMCO Mid-Cap Fund in particular will continue to outperform the stock market given the positive economic climate.


18   PIMCO FUNDS

PIMCO SMALL-CAP FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Common stocks of companies with market
capitalizations of more than $100 million
(excluding the largest 1,000 companies) that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$37.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO
84 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


------------------------------------------------------------------------------
PERFORMANCE*
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                     INST'L CLASS        ADMIN. CLASS        Russell 2000     Lipper Small-Cap
                    (INCEP. 1/17/91)    (INCEP. 9/27/95)     Index            Core Fund Average
-----------------------------------------------------------------------------------------------
1 YEAR                   15.86%               15.70%            14.31%             27.14%
3 YEARS                   5.53%                5.25%            10.57%             12.84%
5 YEARS                  11.11%               --                14.27%             15.92%
INCEPTION                16.90%                8.55%            --                 --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                            PIMCO
                          Small-Cap         Russell 2000
     Month                  Fund               Index
==================       ============       ===========
    1/31/1991             5,000,000          5,000,000
    2/28/1991             5,463,287          5,560,750
    3/31/1991             5,843,531          5,950,725
    4/30/1991             5,766,171          5,935,373
    5/31/1991             6,033,043          6,218,074
    6/30/1991             5,766,171          5,858,483
    7/31/1991             6,099,236          6,063,471
    8/31/1991             6,374,882          6,287,092
    9/30/1991             6,383,633          6,336,132
   10/31/1991             6,581,876          6,503,659
   11/30/1991             6,263,398          6,202,670
   12/31/1991             6,995,446          6,699,007
    1/31/1992             7,323,081          7,242,297
    2/29/1992             7,544,456          7,453,699
    3/31/1992             7,247,813          7,201,466
    4/30/1992             7,066,286          6,948,623
    5/31/1992             7,030,866          7,041,039
    6/30/1992             6,694,376          6,710,181
    7/31/1992             6,951,171          6,943,427
    8/31/1992             6,712,086          6,747,067
    9/30/1992             6,955,598          6,902,452
   10/31/1992             7,249,837          7,120,293
   11/30/1992             7,809,634          7,665,565
   12/31/1992             8,162,949          7,932,403
    1/31/1993             8,548,383          8,200,677
    2/28/1993             8,456,613          8,011,570
    3/31/1993             9,066,884          8,271,465
    4/30/1993             8,644,742          8,044,082
    5/31/1993             9,154,066          8,399,872
    6/30/1993             9,374,314          8,452,035
    7/31/1993             9,374,314          8,568,758
    8/31/1993             9,934,112          8,938,757
    9/30/1993            10,250,718          9,191,009
   10/31/1993            10,066,641          9,427,677
   11/30/1993             9,599,036          9,120,523
   12/31/1993            10,158,807          9,432,172
    1/31/1994            10,348,945          9,727,682
    2/28/1994            10,609,706          9,692,370
    3/31/1994             9,979,534          9,181,873
    4/30/1994            10,202,267          9,236,321
    5/31/1994             9,887,181          9,132,413
    6/30/1994             9,631,853          8,824,285
    7/31/1994             9,903,478          8,969,356
    8/31/1994            10,354,377          9,468,950
    9/30/1994            10,316,350          9,436,850
   10/31/1994            10,528,218          9,398,725
   11/30/1994             9,898,046          9,018,923
   12/31/1994            10,214,126          9,260,359
    1/31/1995             9,843,666          9,143,401
    2/28/1995            10,372,895          9,524,041
    3/31/1995            10,437,578          9,687,283
    4/30/1995            10,502,262          9,902,534
    5/31/1995            10,766,877         10,072,759
    6/30/1995            11,296,106         10,595,333
    7/31/1995            12,824,991         11,205,624
    8/31/1995            12,836,751         11,437,469
    9/30/1995            13,160,169         11,641,742
   10/31/1995            12,360,445         11,121,123
   11/30/1995            12,383,966         11,588,322
   12/31/1995            12,445,286         11,894,022
    1/31/1996            12,400,748         11,881,176
    2/29/1996            12,807,956         12,251,512
    3/31/1996            13,037,010         12,500,831
    4/30/1996            13,787,799         13,169,250
    5/31/1996            14,144,106         13,688,250
    6/30/1996            13,253,339         13,126,211
    7/31/1996            12,318,034         11,979,767
    8/31/1996            13,132,449         12,675,313
    9/30/1996            13,717,811         13,170,664
   10/31/1996            13,533,295         12,967,704
   11/30/1996            14,214,095         13,501,973
   12/31/1996            14,540,393         13,855,860
    1/31/1997            14,856,225         14,132,700
    2/28/1997            14,005,909         13,789,982
    3/31/1997            13,738,667         13,139,233
    4/30/1997            13,787,257         13,175,891
    5/31/1997            15,342,119         14,641,709
    6/30/1997            16,277,466         15,269,253
    7/31/1997            17,309,992         15,979,731
    8/31/1997            17,686,560         16,345,667
    9/30/1997            18,877,002         17,542,170
   10/31/1997            18,233,192         16,772,069
   11/30/1997            17,953,802         16,663,050
   12/31/1997            18,425,982         16,954,654
    1/31/1998            17,857,536         16,686,770
    2/28/1998            19,368,772         17,921,591
    3/31/1998            20,380,883         18,659,961
    4/30/1998            20,699,768         18,763,150
    5/31/1998            19,493,552         17,751,816
    6/30/1998            19,424,230         17,789,095
    7/31/1998            18,231,879         16,348,179
    8/31/1998            14,294,347         13,173,362
    9/30/1998            14,599,368         14,204,837
   10/31/1998            14,627,097         14,784,394
   11/30/1998            15,971,958         15,559,096
   12/31/1998            16,859,127         16,522,204
    1/31/1999            15,730,361         16,741,950
    2/28/1999            14,456,882         15,385,852
    3/31/1999            14,225,341         15,625,871
    4/30/1999            15,267,278         17,025,949
    5/31/1999            15,542,234         17,274,528
    6/30/1999            16,511,815         18,055,336
    7/31/1999            15,701,419         17,560,620
    8/31/1999            14,992,322         16,910,877
    9/30/1999            15,137,036         16,914,259
   10/31/1999            15,585,648         16,981,916
   11/30/1999            15,889,546         17,995,737
   12/31/1999            17,857,650         20,032,854
    1/31/2000            16,670,999         19,710,325
    2/29/2000            20,202,010         22,964,500
    3/31/2000            19,955,997         21,451,140
    4/30/2000            18,624,632         20,159,781
    5/31/2000            17,452,453         18,984,466
    6/30/2000            19,131,130         20,639,911

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/01/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


------------------------------------------------------------------------------
PORTIFOLIO COMPOSITION
------------------------------------------------------------------------------

TOP 10 HOLDINGS              % of Total Investments
----------------------------------------------------
MITCHELL ENERGY & DEVELOPMENT                   2.2%
CORP. `A'
Energy
----------------------------------------------------
QUANTA SERVICES, INC.                           2.0%
Technology
----------------------------------------------------
CENTRAL NEWSPAPERS, INC. `A'                    2.0%
Consumer Services
----------------------------------------------------
POWER-ONE, INC.                                 2.0%
Capital Goods
----------------------------------------------------
DENDRITE INTERNATIONAL, INC.                    1.9%
Technology
----------------------------------------------------
VARIAN, INC.                                    1.9%
Technology
----------------------------------------------------
INVITROGEN CORP.                                1.8%
Health Care
----------------------------------------------------
FEDERATED INVESTORS, INC. `B'                   1.7%
Financial & Business Services
----------------------------------------------------
PERKINELMER, INC.                               1.7%
Technology
----------------------------------------------------
TEKTRONIX, INC.                                 1.7%
Technology
----------------------------------------------------
TOP TEN TOTAL                                  18.9%
----------------------------------------------------

TOP 5 RELATED
INDUSTRIES                    % of Total Investments
----------------------------------------------------
TECHNOLOGY                                     35.2%
----------------------------------------------------
ENERGY                                         15.5%
----------------------------------------------------
FINANCIAL & BUSINESS SERVICES                  11.4%
----------------------------------------------------
CONSUMER DISCRETIONARY                          7.9%
----------------------------------------------------
HEALTH CARE                                     7.5%
----------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------------
COMMON STOCK                                    97.2%
-----------------------------------------------------
CASH EQUIVALENTS                                 2.8%
-----------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Small-Cap Fund Institutional Class shares returned 15.86% and Administrative Class shares returned 15.70% for the one-year period ended June 30, 2000.

   The Fund's exposure to technology enhanced its performance. Tech stocks performed well for much of the year, until the market correction in the second quarter. One standout performer in this sector was TranSwitch, which participates in the high-growth communications semiconductor market, focusing on products that facilitate the delivery of data over telecommunications networks. The company is riding a spectacular wave of success as a broadband communications enabler with strong revenue and earnings growth. The company benefited from strong demand for its semiconductor products as a result of the build-up of voice and data traffic on telecommunications networks.

   The energy sector also contributed to the Fund's performance. Natural gas prices are at record highs for this time of year and there is no sign that equilibrium in the supply and demand of this resource will be restored any time soon. Stocks of natural gas exploration and production companies rallied as storage inventory refills remained weak. The imbalance has been exacerbated by a long and cold spring in many regions followed by unusually hot early summer, which further strained demand. The Fund was considerably overweighted relative to the benchmark in this sector, and it was one of the top contributors to performance.

   Consumer discretionary stocks proved disappointing this year. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

   The manager's hallmark has always been and remains buying profitable, growing companies at prices that make sense. Recent market volatility and sector leadership changes have not altered its commitment to this philosophy, and the manager continues to focus on fundamentals and bottom-up analysis and stock selection. This philosophy should bode well for the Fund as investors place more importance on valuations.


                                                             ANNUAL REPORT  19

PIMCO MICRO-CAP FUND

June 30, 2000

OBJECTIVE
Long-term growth
of capital

PORTFOLIO
Common stocks of companies with market
capitalizations of less than $250 million that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$238.8 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
65 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  INST'L CLASS       ADMIN. CLASS      Russell 2000   Lipper Small-Cap
                  (INCEP. 6/25/93)   (INCEP. 4/01/96)  Index          Core Fund Average
-----------------------------------------------------------------------------------------
1 YEAR            25.60%             25.28%            14.31%         27.14%
3 YEARS           13.69%             13.41%            10.57%         12.84%
5 YEARS           19.16%             --                14.27%         15.92%
INCEPTION         18.76%             16.75%            --             --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                            PIMCO
                          Micro-Cap         Russell 2000
     Month                  Fund               Index
=================       =============      =============
    6/30/1993             5,000,000          5,000,000
    7/31/1993             5,021,687          5,069,050
    8/31/1993             5,277,282          5,287,932
    9/30/1993             5,442,666          5,437,157
   10/31/1993             5,547,911          5,577,164
   11/30/1993             5,517,841          5,395,460
   12/31/1993             5,893,716          5,579,823
    1/31/1994             6,099,194          5,754,639
    2/28/1994             6,084,159          5,733,749
    3/31/1994             5,763,413          5,431,753
    4/30/1994             5,903,739          5,463,963
    5/31/1994             5,723,320          5,402,493
    6/30/1994             5,487,771          5,220,213
    7/31/1994             5,482,760          5,306,033
    8/31/1994             5,808,518          5,601,580
    9/30/1994             5,958,868          5,582,590
   10/31/1994             5,953,856          5,560,037
   11/30/1994             5,838,588          5,335,355
   12/31/1994             5,953,856          5,478,183
    1/31/1995             5,803,506          5,408,993
    2/28/1995             6,003,973          5,634,170
    3/31/1995             6,124,253          5,730,740
    4/30/1995             6,389,871          5,858,077
    5/31/1995             6,455,022          5,958,777
    6/30/1995             6,941,154          6,267,918
    7/31/1995             7,472,390          6,628,950
    8/31/1995             7,602,693          6,766,103
    9/30/1995             7,813,183          6,886,946
   10/31/1995             7,707,938          6,578,962
   11/30/1995             7,923,440          6,855,344
   12/31/1995             8,111,989          7,036,188
    1/31/1996             7,666,725          7,028,589
    2/29/1996             8,040,337          7,247,670
    3/31/1996             8,444,657          7,395,160
    4/30/1996             9,355,656          7,790,579
    5/31/1996             9,729,268          8,097,606
    6/30/1996             9,452,898          7,765,118
    7/31/1996             8,736,381          7,086,913
    8/31/1996             9,268,651          7,498,379
    9/30/1996             9,601,319          7,791,416
   10/31/1996             9,350,538          7,671,350
   11/30/1996             9,780,448          7,987,410
   12/31/1996            10,044,807          8,196,760
    1/31/1997            10,387,828          8,360,531
    2/28/1997            10,073,392          8,157,788
    3/31/1997             9,581,728          7,772,822
    4/30/1997             9,324,462          7,794,508
    5/31/1997            10,444,998          8,661,647
    6/30/1997            11,348,288          9,032,885
    7/31/1997            11,977,160          9,453,185
    8/31/1997            12,520,277          9,669,663
    9/30/1997            13,800,890         10,377,483
   10/31/1997            13,292,075          9,921,911
   11/30/1997            13,349,245          9,857,419
   12/31/1997            13,730,013         10,029,924
    1/31/1998            13,453,742          9,871,451
    2/28/1998            14,488,151         10,601,938
    3/31/1998            15,561,110         11,038,738
    4/30/1998            15,708,883         11,099,782
    5/31/1998            15,137,066         10,501,504
    6/30/1998            15,201,315         10,523,557
    7/31/1998            14,237,580          9,671,149
    8/31/1998            11,635,495          7,793,012
    9/30/1998            12,053,114          8,403,205
   10/31/1998            12,001,715          8,746,055
   11/30/1998            12,522,132          9,204,349
   12/31/1998            13,197,781          9,774,098
    1/31/1999            13,304,000          9,904,093
    2/28/1999            12,374,579          9,101,862
    3/31/1999            11,405,325          9,243,851
    4/30/1999            12,500,715         10,072,100
    5/31/1999            13,025,174         10,219,153
    6/30/1999            13,277,445         10,681,058
    7/31/1999            13,051,729         10,388,397
    8/31/1999            12,573,741         10,004,027
    9/30/1999            12,274,998         10,006,027
   10/31/1999            12,122,308         10,046,052
   11/30/1999            12,826,012         10,645,801
   12/31/1999            13,914,763         11,850,906
    1/31/2000            14,180,312         11,660,106
    2/29/2000            16,596,807         13,585,189
    3/31/2000            16,357,813         12,689,925
    4/30/2000            15,235,868         11,925,992
    5/31/2000            14,439,222         11,230,707
    6/30/2000            16,676,471         12,210,024

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/01/96. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
BRAUN'S FASHIONS CORP.                3.9%
Consumer Discretionary
-------------------------------------------
TELCOM SEMICONDUCTOR, INC.            3.7%
Technology
-------------------------------------------
PRIMA ENERGY CORP.                    3.4%
Energy
-------------------------------------------
MERIX CORP.                           3.3%
Technology
-------------------------------------------
PHOTON DYNAMICS, INC.                 3.1%
Technology
-------------------------------------------
CYBEX COMPUTER PRODUCTS               3.1%
Technology
-------------------------------------------
ST. MARY LAND & EXPLORATION           3.1%
Energy
-------------------------------------------
RADIANT SYSTEMS, INC.                 3.0%
Technology
-------------------------------------------
PATINA OIL & GAS CORP.                2.8%
Energy
-------------------------------------------
CROSS TIMBERS OIL CO.                 2.8%
Energy
-------------------------------------------
TOP TEN TOTAL                        32.2%
-------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
-------------------------------------------
TECHNOLOGY                           45.2%
-------------------------------------------
ENERGY                               19.8%
-------------------------------------------
CONSUMER DISCRETIONARY               11.9%
-------------------------------------------
CAPITAL GOODS                         5.9%
-------------------------------------------
FINANCIAL & BUSINESS SERVICES         4.7%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          92.7%
-------------------------------------------
CASH EQUIVALENTS                       7.3%
-------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Micro-Cap Fund Institutional Class shares returned 25.60% and Administrative Class shares returned 25.28% for the one-year period ended June 30, 2000.

   The technology sector was a strong performer for the Fund for much of this period. One standout in this area was Merix Corporation, which manufactures printed circuit boards for use in electronics components used in the communications, computer and medical instruments industries. Its stock price rose significantly as a result of strong earnings and several announcements, including expanded plant capacity and a secondary offering which attracted additional investor interest in the company and its prospects.

   Three-Five Systems, a semiconductor company that specializes in liquid crystal display components and technology, contributed to the Fund's performance. Three-Five's stock rose significantly as a result of continued growth in demand for mobile handsets, as well as important accomplishments in its R&D efforts.

   The energy sector also contributed to the Fund's performance. Rising oil and gas prices resulted in higher profit margins for many energy companies. Both Prima Energy and Patina Oil and Gas posted strong gains. Both of these companies are engaged in natural gas and crude oil exploration and development, and therefore benefited from the rising natural gas prices and the unusually short supply. In addition, Patina's recent earnings received a boost from reduced leverage and the resulting lower interest expense.

   An area of disappointment for the Fund was financial services. This sector was under pressure for much of the year, as rising interest rates squeezed profit margins. However, it did perform well in the second quarter, as investors anticipated that the recent round of Federal Reserve rate hikes were nearing an end.

   Looking ahead, the manager is optimistic that investors will place more importance on valuations. The manager remains committed to its philosophy of buying stocks of growing, profitable companies at reasonable prices, which should bode well for the Fund over the long term.


20   PIMCO FUNDS

PIMCO SMALL-CAP VALUE FUND

June 30, 2000

OBJECTIVE
Long-term
growth of capital
and income

PORTFOLIO
Primarily common stocks of companies
with market capitalizations of between
$100 million and $1.5 billion and
below-average price-to-earnings
ratios relative to the market and
their industry groups

TOTAL NET ASSETS
$285.0 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
101 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  INST'L CLASS       ADMIN. CLASS       Russell 2000   Lipper Small-Cap
                  (INCEP. 10/01/91)  (INCEP. 11/01/95)  Index          Fund Average

----------------------------------------------------------------------------------------
1 YEAR            -8.88%             -9.12%             14.31%          6.40%
3 YEARS            0.60%              0.31%             10.57%          4.95%
5 YEARS           10.39%              --                14.27%         13.14%
INCEPTION         11.52%              9.68%             --             --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

      Month                PIMCO           Russell 2000
                          Small-Cap           Index
                           Value
                            Fund
=================       =============      =============
    9/30/1991             5,000,000          5,000,000
   10/31/1991             5,057,765          5,132,200
   11/30/1991             4,942,474          4,894,682
   12/31/1991             5,307,711          5,286,354
    1/31/1992             5,669,482          5,715,078
    2/29/1992             5,861,326          5,881,901
    3/31/1992             5,810,840          5,682,857
    4/30/1992             5,692,503          5,483,332
    5/31/1992             5,697,568          5,556,260
    6/30/1992             5,515,246          5,295,172
    7/31/1992             5,683,331          5,479,232
    8/31/1992             5,596,835          5,324,279
    9/30/1992             5,652,803          5,446,897
   10/31/1992             5,755,927          5,618,801
   11/30/1992             6,164,818          6,049,089
   12/31/1992             6,302,353          6,259,658
    1/31/1993             6,581,536          6,471,360
    2/28/1993             6,549,919          6,322,130
    3/31/1993             6,718,541          6,527,220
    4/30/1993             6,541,983          6,347,787
    5/31/1993             6,653,133          6,628,549
    6/30/1993             6,669,012          6,669,713
    7/31/1993             6,692,411          6,761,821
    8/31/1993             6,915,669          7,053,797
    9/30/1993             6,979,457          7,252,855
   10/31/1993             7,112,529          7,439,616
   11/30/1993             6,984,825          7,197,233
   12/31/1993             7,174,310          7,443,163
    1/31/1994             7,443,124          7,676,357
    2/28/1994             7,431,872          7,648,492
    3/31/1994             7,099,942          7,245,646
    4/30/1994             7,124,167          7,288,612
    5/31/1994             6,954,544          7,206,616
    6/30/1994             6,830,154          6,963,464
    7/31/1994             6,936,926          7,077,944
    8/31/1994             7,215,540          7,472,185
    9/30/1994             7,039,274          7,446,854
   10/31/1994             6,908,581          7,416,769
   11/30/1994             6,748,316          7,117,058
   12/31/1994             6,909,938          7,307,581
    1/31/1995             6,947,635          7,215,286
    2/28/1995             7,258,630          7,515,659
    3/31/1995             7,302,170          7,644,477
    4/30/1995             7,472,713          7,814,337
    5/31/1995             7,654,211          7,948,666
    6/30/1995             7,898,295          8,361,043
    7/31/1995             8,291,107          8,842,639
    8/31/1995             8,454,664          9,025,593
    9/30/1995             8,618,222          9,186,790
   10/31/1995             8,281,407          8,775,957
   11/30/1995             8,622,778          9,144,635
   12/31/1995             8,669,760          9,385,870
    1/31/1996             8,629,498          9,375,733
    2/29/1996             8,817,388          9,667,975
    3/31/1996             9,086,486          9,864,718
    4/30/1996             9,396,789         10,392,185
    5/31/1996             9,700,346         10,801,741
    6/30/1996             9,635,021         10,358,221
    7/31/1996             9,105,773          9,453,534
    8/31/1996             9,540,028         10,002,407
    9/30/1996             9,831,792         10,393,301
   10/31/1996            10,021,779         10,233,140
   11/30/1996            10,686,731         10,654,745
   12/31/1996            11,072,978         10,934,006
    1/31/1997            11,435,630         11,152,467
    2/28/1997            11,483,984         10,882,020
    3/31/1997            11,048,801         10,368,498
    4/30/1997            11,161,626         10,397,426
    5/31/1997            12,120,640         11,554,139
    6/30/1997            12,717,001         12,049,350
    7/31/1997            13,369,775         12,610,006
    8/31/1997            13,732,427         12,898,775
    9/30/1997            14,739,794         13,842,965
   10/31/1997            14,489,967         13,235,259
   11/30/1997            14,659,205         13,149,230
   12/31/1997            14,950,861         13,379,342
    1/31/1998            14,696,739         13,167,948
    2/28/1998            15,620,050         14,142,376
    3/31/1998            16,238,414         14,725,042
    4/30/1998            16,187,590         14,806,472
    5/31/1998            15,450,635         14,008,403
    6/30/1998            14,976,274         14,037,820
    7/31/1998            13,892,018         12,900,757
    8/31/1998            11,850,569         10,395,430
    9/30/1998            12,189,399         11,209,392
   10/31/1998            12,672,231         11,666,735
   11/30/1998            13,112,710         12,278,072
   12/31/1998            13,581,889         13,038,085
    1/31/1999            13,050,655         13,211,491
    2/28/1999            12,386,612         12,141,361
    3/31/1999            12,209,534         12,330,766
    4/30/1999            13,254,295         13,435,602
    5/31/1999            13,705,844         13,631,762
    6/30/1999            14,210,516         14,247,918
    7/31/1999            14,033,438         13,857,525
    8/31/1999            13,528,766         13,344,797
    9/30/1999            12,944,408         13,347,465
   10/31/1999            12,873,577         13,400,855
   11/30/1999            12,776,184         14,200,886
   12/31/1999            12,712,411         15,808,427
    1/31/2000            12,049,549         15,553,911
    2/29/2000            11,813,462         18,121,862
    3/31/2000            12,458,163         16,927,631
    4/30/2000            12,848,615         15,908,588
    5/31/2000            13,057,462         14,981,117
    6/30/2000            12,948,499         16,287,470

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/01/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
OWENS & MINOR, INC.                    1.5%
Health Care
-------------------------------------------
ENERGEN CORP.                          1.3%
Utilities
-------------------------------------------
ST. MARY LAND & EXPLORATION            1.3%
Energy
-------------------------------------------
NEWPORT NEWS SHIPBUILDING, INC.        1.2%
Aerospace
-------------------------------------------
MDC HOLDINGS, INC.                     1.2%
Building
-------------------------------------------
CROSS TIMBERS OIL CO.                  1.2%
Energy
-------------------------------------------
SELECTIVE INSURANCE GROUP              1.2%
Financial & Business Services
-------------------------------------------
DENTSPLY INTERNATIONAL, INC.           1.2%
Health Care
-------------------------------------------
WORLD FUEL SERVICES CORP.              1.2%
Energy
-------------------------------------------
BINDLEY WESTERN INDUSTRIES, INC.       1.2%
Health Care
-------------------------------------------
TOP TEN TOTAL                         12.5%
-------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
-------------------------------------------
FINANCIAL & BUSINESS SERVICES         22.5%
-------------------------------------------
CONSUMER DISCRETIONARY                12.8%
-------------------------------------------
CAPITAL GOODS                         10.5%
-------------------------------------------
UTILITIES                             10.4%
-------------------------------------------
MATERIALS & PROCESSING                 9.5%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                         99.3%
-------------------------------------------
CASH EQUIVALENTS                      0.7%
-------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Small-Cap Value Fund Institutional Class shares returned -8.88% and Administrative Class shares returned -9.12% for the twelve-month period ended June 30, 2000.

   The past year proved to be a very difficult one for the value investor. Due to the complete dominance of high valuation technology stocks over all other sectors, value funds suffered. PIMCO Small-Cap Value Fund, which is a style-pure, small-cap value fund that focuses on dividend-yielding stocks with low fundamental valuations, had little exposure to the technology sector and therefore did not reap the strong returns.

   The Fund's exposure to the energy sector helped its performance during the fiscal year. The sector benefited from significantly higher prices for oil, gas and natural gas liquids. Energen Corp., the Fund's second largest holding, saw its net income rise significantly this year due to higher production, realized commodity prices and property sales gains. A second energy holding of the Fund, National Fuel Gas Company, also performed well as a result of increased oil production due to a 95-well drilling program they had completed. We anticipate a positive outlook for the company, as consumption of natural gas for power generation should increase due to increasing demands for electric power, growing concerns about air quality and the environmental impact of using coal and oil, and this increase will lead to a rise in prices, ultimately benefiting the energy sector.

   The healthcare sector also aided the Fund's performance, particularly in the pharmaceutical area. Bindley Western Industries, a wholesale distributor of pharmaceuticals and related health care products, saw its stock price rise significantly during the year. Its announced purchase of Premier Pharmacy Services, an Indianapolis based pharmacy, should accelerate Bindley's growth projections and offer it the opportunity to operating in a large market area with an excellent management team already in place. Furthermore, the company recently posted its twelfth consecutive quarter in which net earnings increased at least 25%. These results reflect increased direct store delivery sales.

   The financial services sector was disappointing for the Fund. Companies such as Pacific Century Financial Corporation and Washington Federal Inc. suffered since last June. These companies, along with many other banks, witnessed a drop in their respective stock prices as a result of the climbing interest-rate environment, despite their solid fundamentals.

   Looking ahead, the manager remains optimistic that the market will broaden, as it did in the second quarter of 2000, as investors become more price-sensitive. The manager remains committed to its style-pure investment philosophy, which should bode well for the Fund over the long term.


                                                             ANNUAL REPORT   21

PIMCO ENHANCED EQUITY FUND

June 30, 2000

OBJECTIVE
A total return which equals or exceeds the total return performance of an Index
(currently the S&P 500 Index) that
represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the U.S.

PORTFOLIO
Common stocks represented in the
S&P Index with market capitalizations
of more than $5 billion

TOTAL NET ASSETS
$48.3 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
170 (not including
short-term
instruments)


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  INST'L CLASS       ADMIN. CLASS      S&P 500        Lipper Large-Cap
                  (INCEP. 2/11/91)   (INCEP. 8/21/97)  Index          Core Fund Average
-----------------------------------------------------------------------------------------
1 YEAR             4.45%              4.47%             7.25%         11.37%
3 YEARS           17.69%             --                19.67%         18.89%
5 YEARS           21.34%             --                23.80%         21.79%
INCEPTION         16.27%             15.86%            --             --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                           PIMCO
                         Enhanced
                          Equity             S&P 500
    Month                  Fund               Index
================       =============      =============
   2/28/1991             5,000,000          5,000,000
   3/31/1991             5,144,566          5,121,000
   4/30/1991             5,115,155          5,133,290
   5/31/1991             5,300,523          5,355,049
   6/30/1991             5,075,075          5,109,787
   7/31/1991             5,333,939          5,347,903
   8/31/1991             5,480,005          5,474,649
   9/30/1991             5,419,564          5,383,222
  10/31/1991             5,465,540          5,455,357
  11/30/1991             5,283,355          5,235,506
  12/31/1991             5,952,777          5,834,448
   1/31/1992             5,802,938          5,725,928
   2/29/1992             5,823,246          5,800,365
   3/31/1992             5,655,707          5,687,258
   4/30/1992             5,745,137          5,854,463
   5/31/1992             5,780,821          5,883,150
   6/30/1992             5,689,062          5,795,608
   7/31/1992             5,951,493          6,032,359
   8/31/1992             5,890,137          5,908,877
   9/30/1992             6,002,622          5,978,306
  10/31/1992             6,088,490          5,998,931
  11/30/1992             6,269,695          6,203,195
  12/31/1992             6,345,501          6,279,308
   1/31/1993             6,344,518          6,331,803
   2/28/1993             6,386,122          6,418,105
   3/31/1993             6,490,130          6,553,528
   4/30/1993             6,278,351          6,395,129
   5/31/1993             6,424,602          6,566,198
   6/30/1993             6,393,262          6,585,437
   7/31/1993             6,319,865          6,558,964
   8/31/1993             6,550,824          6,807,811
   9/30/1993             6,472,088          6,755,595
  10/31/1993             6,590,333          6,895,368
  11/30/1993             6,519,411          6,829,656
  12/31/1993             6,581,173          6,912,226
   1/31/1994             6,709,580          7,147,242
   2/28/1994             6,566,472          6,953,266
   3/31/1994             6,296,768          6,650,103
   4/30/1994             6,377,723          6,735,358
   5/31/1994             6,460,694          6,845,885
   6/30/1994             6,300,283          6,678,092
   7/31/1994             6,508,397          6,897,400
   8/31/1994             6,786,534          7,180,194
   9/30/1994             6,586,276          7,004,638
  10/31/1994             6,707,298          7,162,032
  11/30/1994             6,489,129          6,901,191
  12/31/1994             6,549,132          7,003,536
   1/31/1995             6,755,489          7,185,137
   2/28/1995             6,989,421          7,465,142
   3/31/1995             7,143,473          7,685,438
   4/30/1995             7,302,946          7,911,774
   5/31/1995             7,589,561          8,228,008
   6/30/1995             7,772,994          8,419,145
   7/31/1995             8,015,780          8,698,323
   8/31/1995             8,056,089          8,720,156
   9/30/1995             8,395,839          9,088,147
  10/31/1995             8,352,166          9,055,702
  11/30/1995             8,681,857          9,453,247
  12/31/1995             8,803,247          9,635,317
   1/31/1996             9,059,190          9,963,303
   2/29/1996             9,094,903         10,055,663
   3/31/1996             9,156,282         10,152,499
   4/30/1996             9,281,710         10,302,147
   5/31/1996             9,490,758         10,567,839
   6/30/1996             9,538,857         10,608,103
   7/31/1996             9,083,198         10,139,437
   8/31/1996             9,305,032         10,353,277
   9/30/1996             9,838,632         10,935,960
  10/31/1996            10,114,426         11,237,574
  11/30/1996            10,863,864         12,087,022
  12/31/1996            10,664,922         11,847,578
   1/31/1997            11,388,613         12,587,815
   2/28/1997            11,480,027         12,686,503
   3/31/1997            10,969,634         12,165,215
   4/30/1997            11,441,938         12,891,478
   5/31/1997            12,089,451         13,676,311
   6/30/1997            12,538,901         14,289,010
   7/31/1997            13,712,042         15,425,986
   8/31/1997            12,942,644         14,561,822
   9/30/1997            13,742,514         15,359,373
  10/31/1997            13,194,032         14,846,370
  11/30/1997            13,750,131         15,533,609
  12/31/1997            13,954,567         15,800,321
   1/31/1998            14,164,608         15,975,072
   2/28/1998            15,241,065         17,127,195
   3/31/1998            16,068,100         18,004,278
   4/30/1998            16,186,248         18,185,401
   5/31/1998            15,910,569         17,872,794
   6/30/1998            16,593,201         18,598,787
   7/31/1998            16,278,140         18,400,710
   8/31/1998            13,692,016         15,740,336
   9/30/1998            14,414,031         16,748,661
  10/31/1998            15,687,401         18,110,998
  11/30/1998            16,606,329         19,208,705
  12/31/1998            17,653,581         20,315,511
   1/31/1999            18,363,348         21,165,105
   2/28/1999            17,653,581         20,507,294
   3/31/1999            18,242,537         21,327,791
   4/30/1999            18,937,203         22,153,816
   5/31/1999            18,408,652         21,630,765
   6/30/1999            19,571,463         22,831,272
   7/31/1999            18,922,101         22,118,480
   8/31/1999            18,801,290         22,008,308
   9/30/1999            18,242,537         21,405,727
  10/31/1999            19,224,130         22,760,281
  11/30/1999            19,480,854         23,222,998
  12/31/1999            20,741,274         24,590,833
   1/31/2000            19,481,364         23,355,811
   2/29/2000            18,993,149         22,913,272
   3/31/2000            20,977,507         25,154,877
   4/30/2000            20,363,301         24,397,967
   5/31/2000            19,906,584         23,897,321
   6/30/2000            20,442,045         24,486,390

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
INTEL CORP.                            4.4%
Technology
-------------------------------------------
GENERAL ELECTRIC CO.                   4.1%
Capital Goods
-------------------------------------------
CISCO SYSTEMS, INC.                    4.1%
Technology
-------------------------------------------
MICROSOFT CORP.                        3.8%
Technology
-------------------------------------------
PFIZER, INC.                           3.1%
Health Care
-------------------------------------------
CITIGROUP, INC.                        2.4%
Financial & Business Services
-------------------------------------------
ORACLE CORP.                           2.2%
Technology
-------------------------------------------
SUN MICROSYSTEMS, INC.                 2.2%
Technology
-------------------------------------------
MERCK & CO., INC.                      1.8%
Health Care
-------------------------------------------
WAL-MART STORES, INC.                  1.6%
Consumer Discretionary
-------------------------------------------
TOP TEN TOTAL                         29.7%
-------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
-------------------------------------------
TECHNOLOGY                            31.4%
-------------------------------------------
FINANCIAL & BUSINESS SERVICES         12.8%
-------------------------------------------
HEALTH CARE                           12.1%
-------------------------------------------
COMMUNICATIONS                         7.6%
-------------------------------------------
CONSUMER DISCRETIONARY                 7.4%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          99.2%
-------------------------------------------
CASH EQUIVALENTS                       0.8%
-------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Enhanced Equity Fund Institutional Class shares posted a return of 4.45% and Administrative Class shares posted a return of 4.47% for the one-year period ended June 30, 2000.

   The Fund suffered for much of the year because of its fundamentals-oriented investment strategy. Investors flocked to expensive growth stocks, which rose to record high levels, and ignored inexpensive but fundamentally strong value stocks, which suffered. However, the second quarter of 2000 marked a return to relative normalcy, as investors reacquainted themselves with earnings as a valuation metric, rather than focusing on price momentum or lofty long-term growth expectations.

   The technology sector turned in a strong performance for much of the year. Fund holding and Internet search engine Yahoo! saw its stock price rise significantly over the past year. The company benefited from its dominant presence on the Internet, strong branding campaign and its inclusion in the S&P 500 Index. Another standout performer for the Fund was Sun Microsystems, the network computing giant. The company benefited from increased demand for networking solutions. It remains the dominant player in this industry, and continues to take market share away from competitors IBM and Hewlett Packard.

   Exposure to the financial services sector also enhanced the Fund's performance. Despite rising interest rates, companies such as Morgan Stanley Dean Witter and Citigroup performed well. These companies benefiting from a healthy worldwide economy, which boosted brokerage and asset management business for these companies.

   The health care sector also contributed to the Fund's performance. In particular, pharmaceutical and biotechnology companies are benefiting from the fact that Baby Boomers are aging, and are therefore using more pharmaceutical products, both prescription and non-prescription. For example, Allergan, a biotech company that specializes in eye- and skin-care pharmaceutical products, posted strong returns for the period due to increased sales. It is poised to continue this outperformance, as it boasts a robust product pipeline.

   A disappointment for the Fund was communications giant AT&T. The company suffered from management missteps and earnings disappointments in recent months, driving its stock price down.

   Looking ahead, the manager is optimistic that its stock selection will bode well for the Fund, as investors favor companies that deliver profits rather than promises.


22   PIMCO FUNDS

PIMCO TAX-EFFICIENT EQUITY FUND

June 30, 2000

OBJECTIVE
Maximum after-tax
growth of capital

PORTFOLIO
Broadly diversified portfolio of at least
200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.

TOTAL NET ASSETS
$56.8 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
294 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  INST'L CLASS       ADMIN. CLASS      S&P 500        Lipper Large-Cap
                  (INCEP. 7/02/99)   (INCEP. 9/30/98)  Index          Core Fund Average
-----------------------------------------------------------------------------------------
1 YEAR            6.21%               5.77%            7.25%          11.37%
INCEPTION         4.41%              22.26%            --             --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                              PIMCO
                          Tax-Efficient        S&P 500
     Month                 Equity Fund          Index
================          =============     =============
   7/31/1999                5,000,000         5,000,000
   8/31/1999                4,951,111         4,975,095
   9/30/1999                4,791,111         4,838,878
  10/31/1999                5,075,556         5,145,083
  11/30/1999                5,164,444         5,249,682
  12/31/1999                5,515,556         5,558,888
   1/31/2000                5,217,778         5,279,705
   2/29/2000                5,182,222         5,179,667
   3/31/2000                5,631,111         5,686,394
   4/30/2000                5,422,222         5,515,290
   5/31/2000                5,306,667         5,402,116
   6/30/2000                5,471,111         5,535,279

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Administration Class inception on 9/30/98, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
GENERAL ELECTRIC CO.                   4.5%
Capital Goods
-------------------------------------------
INTEL CORP.                            4.3%
Technology
-------------------------------------------
CISCO SYSTEMS, INC.                    3.5%
Technology
-------------------------------------------
MICROSOFT CORP.                        3.4%
Technology
-------------------------------------------
EXXON MOBIL CORP.                      2.7%
Energy
-------------------------------------------
ORACLE CORP.                           2.3%
Technology
-------------------------------------------
WAL-MART STORES, INC.                  2.1%
Consumer Discretionary
-------------------------------------------
PFIZER, INC.                           2.1%
Health Care
-------------------------------------------
CITIGROUP, INC.                        1.9%
Financial & Business Services
-------------------------------------------
LUCENT TECHNOLOGIES, INC.              1.6%
Technology
-------------------------------------------
TOP TEN TOTAL                         28.4%
-------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
-------------------------------------------
TECHNOLOGY                            31.7%
-------------------------------------------
FINANCIAL & BUSINESS SERVICES         13.6%
-------------------------------------------
HEALTH CARE                           11.7%
-------------------------------------------
CONSUMER DISCRETIONARY                 8.9%
-------------------------------------------
CONSUMER STAPLES                       6.5%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          99.6%
-------------------------------------------
CASH EQUIVALENTS                       0.4%
-------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Tax-Efficient Fund Institutional Class shares posted a return of 6.21% for the one-year period ended June 30, 2000.

   The Fund's performance suffered because of the importance its investment process places on earnings, since many of the stocks that performed well during this period had no earnings. Investors were more concerned about future earnings growth, and were less interested in strong fundamentals and current earnings, which did not augur well for the Fund.

   Exposure to the technology sector enhanced the Fund's performance. Cisco Systems, a company that creates hardware and software solutions for engaging in networking on the Internet, was one positive contributor to the Fund's performance. As Internet use grows, and companies race to participate in commerce on the Web, increased demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of this product, Cisco exhibits major market dominance in this industry. Its stock price soared almost 100% since last June.

   Another area of technology that benefited the Fund was semiconductors. Intel, a semiconductor chip maker, saw incredible returns over the past year. In the latter half of 1999, a continuation of the global economic recovery sparked the demand for semiconductors, and this industry finally achieved some pricing power after several years of pressure. Accompanied by the high demand for personal computers, this trend boosted Intel's stock price during this period.

   The Fund also benefited from its exposure to the financial services industry. Citigroup, the banking and financial services giant, contributed to the Fund's performance despite rising interest rates. The company benefited from growth of its global business, including asset management and other services.

   During the first half of 2000, rising interest rates caused concern that the economy would slow. This resulted in investors' fear of a decline in spending by consumers and manufacturers, which hurt cyclical stocks. Consumer durables, raw materials, capital goods, business equipment and services and new home building declined.

   Looking ahead, the manager remains cautiously optimistic about the economy and the stock market. Going forward, the manager expects that the Fund's fundamentals-based, disciplined stock selection process could outperform, as investors choose companies that deliver profits and not just promises.


                                                             ANNUAL REPORT   23

PIMCO STRUCTURED EMERGING MARKETS FUND

June 30, 2000

OBJECTIVE
Long-term growth
of capital

PORTFOLIO
Common stocks of companies located in, or whose business relates to emerging markets

TOTAL NET ASSETS
$35.4 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
334 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                INST'L CLASS           IFC Investable             Lipper Emerging Mkts.
                (INCEP. 6/30/98 )      Composite Index            Fund Average
-----------------------------------------------------------------------------------------
1 YEAR          6.64%                  10.70%                     15.8%
INCEPTION       17.38%                 --                         --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                              PIMCO
                            Structured          IFC Investable
                            Emerging              Composite
      Month                Markets Fund            Index
=================         =============         =============
    6/30/1998               5,000,000             5,000,000
    7/31/1998               5,110,000             5,199,590
    8/31/1998               3,870,000             3,737,595
    9/30/1998               3,970,000             3,914,989
   10/31/1998               4,350,000             4,364,821
   11/30/1998               4,700,000             4,693,492
   12/31/1998               4,647,944             4,621,682
    1/31/1999               4,564,852             4,508,451
    2/28/1999               4,580,432             4,588,701
    3/31/1999               4,917,992             5,117,778
    4/30/1999               5,707,364             5,815,843
    5/31/1999               5,873,547             5,711,740
    6/30/1999               6,460,383             6,334,319
    7/31/1999               6,335,745             6,242,472
    8/31/1999               6,346,132             6,309,890
    9/30/1999               6,226,687             6,133,844
   10/31/1999               6,335,745             6,238,120
   11/30/1999               6,735,624             6,798,927
   12/31/1999               7,670,735             7,709,983
    1/31/2000               7,720,617             7,720,777
    2/29/2000               7,831,465             7,713,056
    3/31/2000               7,720,617             7,825,667
    4/30/2000               7,027,812             7,015,710
    5/31/2000               6,756,232             6,819,972
    6/30/2000               6,889,251             7,012,295

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
CHINA/CHINA TELECOM LTD.               2.4%
-------------------------------------------
BALTIC NATIONS/BALTIC FUND `A'         2.1%
-------------------------------------------
TAIWAN/R.O.C. TAIWAN FUND              1.6%
-------------------------------------------
VENEZUELA/ELECTRIDAD DE CARACAS        1.5%
SP-ADR
-------------------------------------------
TAIWAN/TAIWAN FUND, INC.               1.5%
-------------------------------------------
MEXICO/CARSO GLOBAL TELECOM `A1'       1.3%
-------------------------------------------
INDIA/UTI INDIA IT FUND                1.2%
-------------------------------------------
SAUDI ARABIA/SAUDI ARABIAN             1.1%
INVEST. FUND
-------------------------------------------
VENEZUELA/COMPANIA ANONIMA             1.1%
NACIONAL TELEFONOS DE V
-------------------------------------------
MEXICO/GRUPO FINANCIERO                1.0%
BANAMEX ACCIVAL SA
-------------------------------------------
TOP TEN TOTAL                         14.8%
-------------------------------------------

TOP 5
COUNTRIES           % of Total Investments
-------------------------------------------
MEXICO                                 6.9%
-------------------------------------------
BRAZIL                                 4.7%
-------------------------------------------
TAIWAN                                 4.4%
-------------------------------------------
ISRAEL                                 4.3%
-------------------------------------------
CHINA                                  4.2%
-------------------------------------------

REGIONAL BREAKDOWN
-------------------------------------------
ASIA                                  39.9%
-------------------------------------------
LATIN AMERICA                         25.9%
-------------------------------------------
EUROPE                                20.5%
-------------------------------------------
AFRICA                                13.6%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          99.9%
-------------------------------------------
CASH EQUIVALENTS                       0.1%
-------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Structured Emerging Markets Fund posted a return of 6.64% for the twelve-month period ended June 30, 2000.

   Many emerging markets stocks suffered in the second half of the fiscal year, as inflation-induced fears of higher interest rates dampened investor exuberance for riskier stocks and markets. In particular, the dramatic global slump in technology and telecommunications stocks in the second quarter of 2000 negatively impacted several emerging markets.

   The Fund benefited from its exposure to China. The United States' legislative moves toward permanent normalization of trade with China resulted in strong price appreciation for many Chinese stocks. In particular, China Telecom posted strong returns as a result of investor enthusiasm over the growth potential for wireless communications in the region.

   The Fund's exposure to Turkey also enhanced its performance. The Turkish stock market performed well as a result of falling interest rates. The region also benefited from a strong European economy, which helped to boost its own economy and increase corporate profitability.

   A standout performer for the Fund was SK Telecom, the dominant wireless company in Korea. It benefited from the growth of wireless Internet subscriptions in Korea, where wire line Internet penetration is already fairly high and citizens have shown a particular affinity for new and `best of breed' technologies.

   Looking ahead, the manager is optimistic that the Fund's overweighting in Europe will prove beneficial. As markets in Poland, Hungary and the Czech Republic approach accession to the European Union, the manager expects significant outperformance due to economic gains and a reduction in perceptions of investment risk. In addition, these markets are now benefiting from Europe's current economic strength and are less linked than the Asian and Latin American regions to the expected economic slowdown in the United States.


24   PIMCO FUNDS

PIMCO TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND

June 30, 2000

OBJECTIVE
Long-term growth of capital; the Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

PORTFOLIO
Common stocks of companies located in, or whose business relates to, emerging markets

TOTAL NET ASSETS
$87.0 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
340 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates


-------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  INST'L CLASS          IFC Investable       Lipper Emerging Mkts.
                  (INCEP. 6/30/98 )     Composite Index      Fund Average

-----------------------------------------------------------------------------------------
1 YEAR             7.55%                10.70%               15.81%
INCEPTION         19.78%                --                   --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                              PIMCO
                           Tax-Efficient
                            Structured        IFC Investable
                             Emerging           Composite
     Month                 Markets Fund           Index
=================          =============       =============
    6/30/1998                5,000,000           5,000,000
    7/31/1998                5,100,000           5,199,590
    8/31/1998                3,835,000           3,737,595
    9/30/1998                3,970,000           3,914,989
   10/31/1998                4,385,000           4,364,821
   11/30/1998                4,770,000           4,693,492
   12/31/1998                4,731,710           4,621,682
    1/31/1999                4,636,069           4,508,451
    2/28/1999                4,681,372           4,588,701
    3/31/1999                5,023,666           5,117,778
    4/30/1999                5,854,232           5,815,843
    5/31/1999                6,045,514           5,711,740
    6/30/1999                6,669,697           6,334,319
    7/31/1999                6,709,967           6,242,472
    8/31/1999                6,709,967           6,309,890
    9/30/1999                6,599,225           6,133,844
   10/31/1999                6,715,001           6,238,120
   11/30/1999                7,163,003           6,798,927
   12/31/1999                8,167,343           7,709,983
    1/31/2000                8,197,781           7,720,777
    2/29/2000                8,385,477           7,713,056
    3/31/2000                8,218,072           7,825,667
    4/30/2000                7,457,139           7,015,710
    5/31/2000                7,056,382           6,819,972
    6/30/2000                7,173,058           7,012,295

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITIONS
-------------------------------------------------------------------------------

TOP 10 HOLDINGS      % of Total Investments
--------------------------------------------
BRAZIL/PETROLEO BRASILEIRO SA           3.0%
--------------------------------------------
BRAZIL/TELECOMUNICACOES
BRASILEIRAS SA SP - ADR                 2.5%
--------------------------------------------
CHINA/CHINA TELECOM LTD.                2.3%
--------------------------------------------
INDIA/THE INDIA FUND, INC.              1.8%
--------------------------------------------
SOUTH KOREA/TRIGEM COMPUTER, INC.       1.8%
--------------------------------------------
VENEZUELA/ELECTRIDAD
DE CARACAS SP - ADR                     1.3%
--------------------------------------------
HUNGARY/MAGYAR
TAVKOZLESI RT. SP - ADR                 1.2%
--------------------------------------------
TURKEY/DOGAN SIRKETLER
GRUBU HOLDING AS                        1.2%
--------------------------------------------
BALTIC NATIONS/BALTIC FUND `A'          1.1%
--------------------------------------------
TAIWAN/TAIWAN FUND, INC.                1.1%
--------------------------------------------
TOP TEN TOTAL                          17.3%
--------------------------------------------

TOP 5
COUNTRIES            % of Total Investments
--------------------------------------------
BRAZIL                                  6.9%
--------------------------------------------
MEXICO                                  5.0%
--------------------------------------------
TURKEY                                  5.0%
--------------------------------------------
CHINA                                   4.6%
--------------------------------------------
ISRAEL                                  4.5%
--------------------------------------------

REGIONAL BREAKDOWN
--------------------------------------------
ASIA                                   42.6%
--------------------------------------------
LATIN AMERICA                          26.8%
--------------------------------------------
EUROPE                                 19.2%
--------------------------------------------
AFRICA                                 11.2%
--------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------
COMMON STOCK                           99.8%
--------------------------------------------
CASH EQUIVALENTS                        0.2%
--------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Tax-Efficient Structured Emerging Markets Fund Institutional Class shares posted a return of 7.55% for the one-year period ended June 30, 2000.

   Many emerging markets stocks suffered in the second half of the year, as inflation-induced fears of higher interest rates dampened investor exuberance for riskier stocks and markets. In particular, the dramatic global slump in technology and telecommunications stocks in the second quarter of 2000 negatively impacted several emerging markets.

   The Fund benefited from its exposure to China. The United States' legislative moves toward permanent normalization of trade with China resulted in strong price appreciation for many Chinese stocks. In particular, China Telecom posted strong returns as a result of investor enthusiasm over the growth potential for wireless communications in the region.

   The Fund's exposure to Turkey also enhanced its performance. The Turkish stock market performed well as a result of falling interest rates. The region also benefited from a strong European economy, which helped to boost its own economy and increase corporate profitability.

   A standout performer for the Fund was SK Telecom, the dominant wireless company in Korea. It benefited from the growth of wireless Internet subscriptions in Korea, where wire line Internet penetration is already fairly high and citizens have shown a particular affinity for new and `best of breed' technologies.

   The manager used the drop in emerging markets in the second quarter to harvest losses in order to offset future capital gains taxes. The manager remains steadfast in its efforts to maintain a tax-efficient portfolio for investors.

   Looking ahead, the manager is optimistic that the Fund's overweighting in Europe will prove beneficial. As markets in Poland, Hungary and the Czech Republic approach accession to the European Union, the manager expects significant outperformance due to economic gains and a reduction in perceptions of investment risk. In addiiton, these markets are now benefiting from Europe's current economic strength and are less linked than the Asian and Latin American regions to the expected economic slowdown in the United States.


                                                             ANNUAL REPORT   25

PIMCO INTERNATIONAL FUND

June 30, 2000

OBJECTIVE
Capital appreciation through investment in an international portfolio; income is an incidental consideration

PORTFOLIO
Primarily common stocks of foreign
(non-U.S.) issuers (developed and emerging markets) with market capitalizations of more than $500 million

TOTAL NET ASSETS
$139.4 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
271 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management
(an independent sub-adviser not
owned by PIMCO Advisors L.P.)


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  INST'L CLASS       ADMIN. CLASS      MSCI EAFE    Lipper International
                  (INCEP. 9/30/98)   (INCEP. 9/30/98)  Index        Fund Average
-----------------------------------------------------------------------------------------
1 YEAR            11.10%             10.78%            17.46%       24.46%
INCEPTION         19.63%             19.10%            --           --


CHANGE IN VALUE
$5,000,000 invested at the Fund's inception

                               PIMCO                 MSCI
                           International             EAFE
    Month                      Fund                  Index
=================          =============         =============
    9/30/1998                5,000,000             5,000,000
   10/31/1998                5,377,268             5,522,500
   11/30/1998                5,692,455             5,806,909
   12/31/1998                5,846,447             6,037,443
    1/31/1999                5,851,743             6,021,142
    2/28/1999                5,687,576             5,879,043
    3/31/1999                5,931,178             6,125,963
    4/30/1999                6,153,597             6,375,289
    5/31/1999                5,925,882             6,048,237
    6/30/1999                6,153,597             6,285,328
    7/31/1999                6,280,694             6,473,888
    8/31/1999                6,211,850             6,499,136
    9/30/1999                6,158,893             6,566,077
   10/31/1999                6,381,312             6,813,618
   11/30/1999                6,635,506             7,052,095
   12/31/1999                7,501,950             7,686,078
    1/31/2000                7,105,183             7,198,781
    2/29/2000                7,227,265             7,393,868
    3/31/2000                7,379,868             7,682,229
    4/30/2000                6,952,580             7,279,680
    5/31/2000                6,726,728             7,103,512
    6/30/2000                6,836,602             7,382,680

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Institutional Class inception on 9/30/98, compared to the MSCI EAFE Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/98.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
FINLAND/NOKIA CORP.                    3.5%
-------------------------------------------
UNITED KINGDOM/MORGAN                  3.4%
STANLEY CAPITAL LLC
-------------------------------------------
UNITED KINGDOM/MSCI WORLD EQUITY       2.5%
BENCHMARK SHARES
-------------------------------------------
SWEDEN/MSCI SWEDEN OPAL SERIES B       2.2%
-------------------------------------------
HUNGARY/MAGYAR TAVKOZLESI RT.          2.0%
-------------------------------------------
GERMANY/DEUTSCHE TELEKOM               1.7%
-------------------------------------------
JAPAN/NIPPON T&T                       1.5%
-------------------------------------------
GERMANY/ALLIANZ AG                     1.4%
-------------------------------------------
JAPAN/FANUC                            1.2%
-------------------------------------------
JAPAN/MURATA MANUFACTURING CO.         1.2%
-------------------------------------------
TOP TEN HOLDINGS                      20.6%
-------------------------------------------

TOP 5
COUNTRIES           % of Total Investments
-------------------------------------------
JAPAN                                 21.0%
-------------------------------------------
GERMANY                               10.3%
-------------------------------------------
FRANCE                                 8.6%
-------------------------------------------
UNITED KINGDOM                         5.8%
-------------------------------------------
FINLAND                                4.4%
-------------------------------------------

REGIONAL BREAKDOWN
-------------------------------------------
EUROPE                                56.4%
-------------------------------------------
ASIA                                  34.2%
-------------------------------------------
LATIN AMERICA                          2.1%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          92.6%
-------------------------------------------
CASH EQUIVALENTS                       7.4%
-------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO International Fund Institutional Class shares returned 11.10% for the one-year period ended June 30, 2000.

   The global economic recovery that began
in the second half of 1999 proved to be positive for the Fund this year. Many emerging markets countries made significant comebacks during the year, and a number of developed countries also posted solid returns.

   However, the Fund's underweight position within these rebounding emerging market regions proved to be harmful and resulted in its underperformance when compared to its peers. As evidenced by our Top 10 holdings, we had a greater exposure to more established names in overseas areas, and although this approach is beneficial to the fund's stability, it detracted from returns.

   In the technology sector, the upsurge in telecommunications positively contributed to the Fund's performance. One of the Fund's top ten holdings, Nokia, posted strong gains. The Finnish cell phone handset maker benefited from an increase in first-time cell phone subscriptions, stimulated by the introduction of affordable "one rate" plans. Nokia's performance was also boosted by shorter upgrade cycles for cell phone handsets, which resulted from technological advances such as longer battery life and the switch from analog to digital technology. Nokia should continue to perform well, as many lesser developed countries build out their wireless infrastructure.

   Another contributor to the Fund from the telecommunications sector was Deutsche Telekom. The German telecommunications giant benefited from Germany's significant economic recovery after a serious recession in 1998. Furthermore, the explosive growth in cell phone handset subscriptions boosted the company's stock price this year.

   The Fund's exposure to Sony also enhanced its performance. Sony, the world's leading consumer electronics company, benefited from the worldwide increase in Internet usage. Investors bid up shares of the company, as Sony is attempting to leverage its strong music and movie franchises in order to capture interactive media opportunities on the Internet. As the number of Internet subscribers grows, the company could see its business increase significantly.

   Looking ahead, the manager is cautiously optimistic about the prospects for international stocks. Given the slowing economy in the United States, the manager believes international stocks could outperform in the coming year.


26   PIMCO FUNDS

PIMCO NFJ EQUITY INCOME FUND

June 30, 2000

OBJECTIVE
Current income as a primary objective
and long-term growth of capital as a
secondary objective

PORTFOLIO
Income producing common stocks of
companies with market capitalizations
of more than $2 billion

TOTAL NET ASSETS
$29.5 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
47 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

TOTAL RETURN   For periods ended 6/30/00

               INST'L CLASS       ADMIN. CLASS        S&P 500      Lipper Equity
               (INCEP. 5/08/00)   (INCEP. 5/08/00)    Index        Income Fund Average

-----------------------------------------------------------------------------------------
INCEPTION      -5.73%             -5.78%              --           --


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

NFJ Equity Income Fund was started on May 8, 2000. The Fund's Institutional Class shares posted a return of -5.73% and its Administrative shares posted a return of -5.78% for the period since inception through June 30, 2000.

   Value stocks, although generally outperforming growth stocks on a relative basis, were buffeted back and forth during the quarter as the internal market debate raged concerning Federal Reserve policy and the ramifications of an economic slowdown.

   Although the Fund posted negative returns during the period, there were a number of sectors that positively contributed to its performance. Its performance was enhanced by an underweighting in the technology sector. Tech stocks came under pressure in the second quarter, as concerns about rising interest rates resulted in an investor flight away from many high valuation tech stocks.

   The Fund also benefited from exposure to both consumer staples and consumer cyclical stocks, which continued to perform well as a result of the strong domestic economy. Retail giant J.C. Penney saw its stock price rise as a result of efforts to turn itself around. It hired a turnaround expert as CEO, sold unprofitable assets, and is paying down its debt--all signs of a commitment to improve its profitability, which was well received by investors.

   Mallinckrodt, a maker of healthcare products and specialty chemicals, enhanced the Fund's performance during this period. The company's stock performance over the past several years was lackluster, despite strong fundamentals and a broad product line. However, in June, Tyco International agreed to purchase Mallinckrodt at a 65% premium to its stock price, propelling it upward.

   The Fund's exposure to the financial services sector proved disappointing. Rising interest rates caused investors to shy away from this area. Holdings such as HRPT Properties Trust and J.P. Morgan suffered as a result.

   The manager remains confident that the foundation is currently being laid for a return to value investing. The manager remains committed to its value philosophy and process. The manager has not and will not gravitate from its dedicated value discipline for the sake of short-term performance.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
USX-U.S. STEEL GROUP, INC.             3.7%
Materials & Processing
-------------------------------------------
DELUXE CORP.                           3.6%
Financial & Business Services
-------------------------------------------
UNION PLANTERS CORP.                   3.6%
Financial & Business Services
-------------------------------------------
ULTRAMAR DIAMOND SHAMROCK CORP.        3.5%
Energy
-------------------------------------------
MALLINCKRODT, INC.                     2.9%
Health Care
-------------------------------------------
THOMAS & BETTS CORP.                   2.5%
Consumer Discretionary
-------------------------------------------
J.C. PENNEY CO.                        2.0%
Consumer Discretionary
-------------------------------------------
REPSOL SA SP - ADR                     1.9%
Energy
-------------------------------------------
U.S. WEST, INC.                        1.9%
Communications
-------------------------------------------
KERR MCGEE CORP.                       1.9%
Energy
-------------------------------------------
TOP TEN TOTAL                         27.5%
-------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
-------------------------------------------
FINANCIAL & BUSINESS SERVICES         17.9%
-------------------------------------------
CONSUMER DISCRETIONARY                15.2%
-------------------------------------------
ENERGY                                12.9%
-------------------------------------------
UTILITIES                              9.2%
-------------------------------------------
CONSUMER STAPLES                       8.0%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          90.4%
-------------------------------------------
CASH EQUIVALENTS                       9.6%
-------------------------------------------


                                                             ANNUAL REPORT   27

PIMCO NFJ VALUE FUND

June 30, 2000

OBJECTIVE
Long-term growth of
capital and income

PORTFOLIO
Primarily common stocks of companies with market capitalizations of more than
$2 billion that are undervalued relative to the market and to their industry groups

TOTAL NET ASSETS
$0.9 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
41 (not including
short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

TOTAL RETURN   For periods ended 6/30/00

               INST'L CLASS           S&P 500               Lipper Multi-Cap
               (INCEP. 5/08/00)       Index                 Value Fund Avg.
-------------------------------------------------------------------------------
INCEPTION      -2.90%                 --                    --


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

NFJ Value Fund was launched on May 8, 2000. The Fund's Institutional shares posted a return of -2.90% for the period since inception through June 30, 2000.

   Market volatility was not confined to the NASDAQ Composite Index during this period, as value stocks also experienced some turbulence. Concerns about interest rates, inflation, and a domestic economic slowdown resulted in investor movement in and out of various sectors during this period.

   Although the Fund posted negative returns during the period, there were a number of sectors that positively contributed to its performance, such as the consumer cyclical sector. Central Newspapers was a strong performer during this period. This fundamentally strong but under-appreciated stock received a buyout offer from Gannett, which boosted its stock price significantly.

   The Fund's exposure to the energy sector, which benefited from significantly higher prices for oil, gas and natural gas liquids, saw its profit margins widen in the second quarter. With no sign of an increase in oil production in the near future, this sector should continue to perform well.

   The Fund's underweighting in technology aided its performance during this period. Tech stocks came under pressure in the second quarter, as concerns about rising interest rates resulted in an investor flight away from many high valuation tech stocks.

   Mallinckrodt, a maker of healthcare products and specialty chemicals, enhanced the Fund's performance during this period. The company's stock performance over the past several years was lackluster, despite strong fundamentals and a broad product line. However, in June, Tyco International agreed to purchase Mallinckrodt at a 65% premium to its stock price, propelling it upward.

   The Fund's exposure to the financial services sector proved disappointing. Rising interest rates caused investors to shy away from this area. Holdings such as financial services giant J.P. Morgan suffered as a result.

   The manager remains confident that the foundation is currently being laid for a return to value investing. The manager remains committed to its value philosophy and process. The manager has not and will not gravitate from its dedicated value discipline for the sake of short-term performance.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS     % of Total Investments
-------------------------------------------
ULTRAMAR DIAMOND SHAMROCK CORP.        4.1%
Energy
-------------------------------------------
WESTVACO CORP.                         4.1%
Materials & Processing
-------------------------------------------
NICOR, INC.                            4.0%
Utilities
-------------------------------------------
KERR MCGEE CORP.                       3.9%
Energy
-------------------------------------------
MORGAN, J.P. & CO., INC.               3.7%
Financial & Business Services
-------------------------------------------
BROWN-FORMAN CORP.                     3.6%
Consumer Staples
-------------------------------------------
GTE CORP.                              3.5%
Communications
-------------------------------------------
VERIZON COMMUNICATIONS                 3.5%
Communications
-------------------------------------------
MALLINCKRODT, INC.                     3.4%
Health Care
-------------------------------------------
WHIRLPOOL CORP.                        3.1%
Consumer Discretionary
-------------------------------------------
TOP TEN TOTAL                         36.9%
-------------------------------------------

TOP 5 RELATED
INDUSTRIES          % of Total Investments
-------------------------------------------
ENERGY                                14.2%
-------------------------------------------
FINANCIAL & BUSINESS SERVICES         13.4%
-------------------------------------------
CONSUMER DISCRETIONARY                12.0%
-------------------------------------------
CONSUMER STAPLES                      10.1%
-------------------------------------------
COMMUNICATIONS                         9.1%
-------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------
COMMON STOCK                          95.3%
-------------------------------------------
CASH EQUIVALENTS                       4.7%
-------------------------------------------


28   PIMCO FUNDS

FINANCIAL HIGHLIGHTS -
INSTITUTIONAL AND ADMINISTRATIVE CLASSES

                             NET ASSET                      NET REALIZED/      TOTAL           DIVIDENDS      DIVIDENDS IN
SELECTED PER SHARE           VALUE                          UNREALIZED         INCOME FROM     FROM NET       EXCESS OF NET
DATA FOR THE                 BEGINNING    NET INVESTMENT    GAIN (LOSS) ON     INVESTMENT      INVESTMENT     INVESTMENT
YEAR OR PERIOD ENDED:        OF PERIOD    INCOME (LOSS)     INVESTMENTS        OPERATIONS      INCOME         INCOME
                             ---------    --------------    --------------     ----------      ----------     -------------
EQUITY INCOME FUND
  Institutional Class
   06/30/2000                   $15.62        $ 0.39(a)         $(2.44)(a)        $(2.05)         $(0.39)           $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    16.09          0.44(a)           1.28(a)           1.72           (0.43)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    15.41          0.44(a)           2.75(a)           3.19           (0.42)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    14.36          0.40              3.17              3.57           (0.55)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         13.09          0.78              1.31              2.09           (0.34)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

  Administrative Class
   06/30/2000                    15.61          0.37(a)          (2.46)(a)         (2.09)          (0.33)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    16.08          0.41(a)           1.28(a)           1.69           (0.40)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    15.40          0.40(a)           2.75(a)           3.15           (0.38)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    14.35          0.27              3.26              3.53           (0.51)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         13.13          0.75              1.31              2.06           (0.36)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

VALUE FUND
  Institutional Class
   06/30/2000                   $15.30        $ 0.28(a)         $(1.33)(a)        $(1.05)         $(0.26)           $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    15.66          0.28(a)           1.36(a)           1.64           (0.28)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    14.81          0.25(a)           2.47(a)           2.72           (0.24)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    12.46          1.05              2.11              3.16           (0.31)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         12.53          0.25              1.62              1.87           (0.17)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

  Administrative Class
   06/30/2000                    15.26          0.24(a)          (1.33)(a)         (1.09)          (0.25)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    15.65          0.26(a)           1.32(a)           1.58           (0.25)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   08/21/1997-06/30/1998         15.66          0.19(a)           1.65(a)           1.84           (0.22)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

RENAISSANCE FUND
  Institutional Class
   06/30/2000                   $18.23        $ 0.42(a)         $(0.23)(a)        $ 0.19           $0.00            $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    19.07          0.06(a)           1.43(a)           1.49            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   12/30/1997-06/30/1998         16.73          0.05              2.29              2.34            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

  Administrative Class
   06/30/2000                    18.18          0.11(a)           0.09(a)           0.20            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   08/31/1998-06/30/1999         15.37          0.02(a)           5.12(a)           5.14            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

GROWTH FUND
  Institutional Class
   06/30/2000                   $31.24        $(0.14)(a)        $ 9.73(a)         $ 9.59          $ 0.00            $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/31/1999-06/30/1999         31.27         (0.01)(a)         (0.02)(a)         (0.03)           0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

  Administrative Class
   06/30/2000                    31.23         (0.21)(a)          9.59(a)           9.38            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/31/1999-06/30/1999         31.27         (0.04)(a)          0.00(a)          (0.04)           0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

SELECT GROWTH FUND
  Institutional Class
   06/30/2000                   $24.86        $ 0.05(a)         $ 2.86(a)         $ 2.91          $(0.02)           $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    20.39         (0.04)(a)          5.24(a)           5.20            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    15.55          0.03(a)           6.11(a)           6.14            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    13.55          0.03(a)           2.78(a)           2.81           (0.02)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         12.72          0.51              0.65              1.16           (0.04)            (0.01)
                             ---------    --------------    --------------     ----------      ----------     -------------

Administrative Class
   06/30/2000                    24.67         (0.01)(a)          2.76(a)           2.75           (0.03)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    20.32         (0.03)(a)          5.11(a)           5.08            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    15.53         (0.01)(a)          6.10(a)           6.09            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    13.56          0.00(a)           2.77(a)           2.77           (0.01)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         12.73          0.49              0.65              1.14           (0.02)            (0.01)
                             ---------    --------------    --------------     ----------      ----------     -------------

                           DISTRIBUTIONS
SELECTED PER SHARE         FROM NET
DATA FOR THE               REALIZED
YEAR OR PERIOD ENDED:      CAPITAL GAINS
                           -------------
EQUITY INCOME FUND
  Institutional Class
   06/30/2000                    $(0.48)
                           -------------
   06/30/1999                     (1.76)
                           -------------
   06/30/1998                     (2.09)
                           -------------
   06/30/1997                     (1.97)
                           -------------
   11/01/1995-06/30/1996          (0.48)
                           -------------

  Administrative Class
   06/30/2000                     (0.48)
                           -------------
   06/30/1999                     (1.76)
                           -------------
   06/30/1998                     (2.09)
                           -------------
   06/30/1997                     (1.97)
                           -------------
   11/01/1995-06/30/1996          (0.48)
                           -------------

VALUE FUND
  Institutional Class
   06/30/2000                    $(0.57)
                           -------------
   06/30/1999                     (1.72)
                           -------------
   06/30/1998                     (1.63)
                           -------------
   06/30/1997                     (0.50)
                           -------------
   11/01/1995-06/30/1996          (1.77)
                           -------------

  Administrative Class
   06/30/2000                     (0.57)
                           -------------
   06/30/1999                     (1.72)
                           -------------
   08/21/1997-06/30/1998          (1.63)
                           -------------

RENAISSANCE FUND
  Institutional Class
   06/30/2000                    $(2.59)
                           -------------
   06/30/1999                     (2.33)
                           -------------
   12/30/1997-06/30/1998           0.00
                           -------------

  Administrative Class
   06/30/2000                     (2.59)
                           -------------
   08/31/1998-06/30/1999          (2.33)
                           -------------

GROWTH FUND
  Institutional Class
   06/30/2000                    $(5.66)
                           -------------
   03/31/1999-06/30/1999           0.00
                           -------------

  Administrative Class
   06/30/2000                     (5.66)
                           -------------
   03/31/1999-06/30/1999           0.00
                           -------------

SELECT GROWTH FUND
  Institutional Class
   06/30/2000                    $(3.72)
                           -------------
   06/30/1999                     (0.73)
                           -------------
   06/30/1998                     (1.30)
                           -------------
   06/30/1997                     (0.79)
                           -------------
   11/01/1995-06/30/1996          (0.28)
                           -------------

  Administrative Class
   06/30/2000                     (3.72)
                           -------------
   06/30/1999                     (0.73)
                           -------------
   06/30/1998                     (1.30)
                           -------------
   06/30/1997                     (0.79)
                           -------------
   11/01/1995-06/30/1996          (0.28)
                           -------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.08%.


30  SEE ACCOMPANYING NOTES


                              DISTRIBUTIONS                                  FUND
SELECTED PER SHARE            IN EXCESS       TAX BASIC                      REIMBURSEMENT
DATA FOR THE                  NET REALIZED    RETURN OF       TOTAL          FEE ADDED TO      NET ASSET VALUE
YEAR OR PERIOD ENDED:         CAPITAL GAINS   CAPITAL         DISTRIBUTIONS  PAID-IN-CAPITAL   END OF PERIOD
                              -------------   -------------   -------------  ---------------   ---------------
EQUITY INCOME FUND
  Institutional Class
   06/30/2000                       $(2.16)          $0.00          $(3.03)            $0.00            $10.54
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (2.19)             0.00             15.62
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1998                         0.00            0.00           (2.51)             0.00             16.09
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1997                         0.00            0.00           (2.52)             0.00             15.41
                              -------------   -------------   -------------  ---------------   ---------------
   11/01/1995-06/30/1996              0.00            0.00           (0.82)             0.00             14.36
                              -------------   -------------   -------------  ---------------   ---------------

  Administrative Class
   06/30/2000                        (2.16)           0.00           (2.97)             0.00             10.55
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (2.16)             0.00             15.61
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1998                         0.00            0.00           (2.47)             0.00             16.08
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1997                         0.00            0.00           (2.48)             0.00             15.40
                              -------------   -------------   -------------  ---------------   ---------------
   11/01/1995-06/30/1996              0.00            0.00           (0.84)             0.00             14.35
                              -------------   -------------   -------------  ---------------   ---------------

VALUE FUND
  Institutional Class
   06/30/2000                       $(2.00)         $ 0.00          $(2.83)            $0.00            $11.42
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (2.00)             0.00             15.30
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1998                         0.00            0.00           (1.87)             0.00             15.66
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1997                         0.00            0.00           (0.81)             0.00             14.81
                              -------------   -------------   -------------  ---------------   ---------------
   11/01/1995-06/30/1996              0.00            0.00           (1.94)             0.00             12.46
                              -------------   -------------   -------------  ---------------   ---------------

  Administrative Class
   06/30/2000                        (2.00)           0.00           (2.82)             0.00             11.35
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (1.97)             0.00             15.26
                              -------------   -------------   -------------  ---------------   ---------------
   08/21/1997-06/30/1998              0.00            0.00           (1.85)             0.00             15.65
                              -------------   -------------   -------------  ---------------   ---------------

RENAISSANCE FUND
  Institutional Class
   06/30/2000                       $(0.86)         $ 0.00          $(3.45)            $0.00            $14.97
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (2.33)             0.00             18.23
                              -------------   -------------   -------------  ---------------   ---------------
   12/30/1997-06/30/1998              0.00            0.00            0.00              0.00             19.07
                              -------------   -------------   -------------  ---------------   ---------------

  Administrative Class
   06/30/2000                        (0.86)           0.00           (3.45)             0.00             14.93
                              -------------   -------------   -------------  ---------------   ---------------
   08/31/1998-06/30/1999              0.00            0.00           (2.33)             0.00             18.18
                              -------------   -------------   -------------  ---------------   ---------------

GROWTH FUND
  Institutional Class
   06/30/2000                       $ 0.00          $ 0.00          $(5.66)            $0.00            $35.17
                              -------------   -------------   -------------  ---------------   ---------------
   03/31/1999-06/30/1999              0.00            0.00            0.00              0.00             31.24
                              -------------   -------------   -------------  ---------------   ---------------

  Administrative Class
   06/30/2000                         0.00            0.00           (5.66)             0.00             34.95
                              -------------   -------------   -------------  ---------------   ---------------
   03/31/1999-06/30/1999              0.00            0.00            0.00              0.00             31.23
                              -------------   -------------   -------------  ---------------   ---------------

SELECT GROWTH FUND
  Institutional Class
   06/30/2000                       $ 0.00          $(0.01)         $(3.75)            $0.00            $24.02
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (0.73)             0.00             24.86
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1998                         0.00            0.00           (1.30)             0.00             20.39
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1997                         0.00            0.00           (0.81)             0.00             15.55
                              -------------   -------------   -------------  ---------------   ---------------
   11/01/1995-06/30/1996              0.00            0.00           (0.33)             0.00             13.55
                              -------------   -------------   -------------  ---------------   ---------------

  Administrative Class
   06/30/2000                         0.00           (0.01)          (3.76)             0.00             23.66
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1999                         0.00            0.00           (0.73)             0.00             24.67
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1998                         0.00            0.00           (1.30)             0.00             20.32
                              -------------   -------------   -------------  ---------------   ---------------
   06/30/1997                         0.00            0.00           (0.80)             0.00             15.53
                              -------------   -------------   -------------  ---------------   ---------------
   11/01/1995-06/30/1996              0.00            0.00           (0.31)             0.00             13.56
                              -------------   -------------   -------------  ---------------   ---------------


                                                                                         RATIO OF NET
                                                                       RATIO OF          INVESTMENT
SELECTED PER SHARE                                                     EXPENSES TO       INCOME (LOSS)     PORTFOLIO
DATA FOR THE                                     NET ASSETS END        AVERAGE NET       TO AVERAGE        TURNOVER
YEAR OR PERIOD ENDED:           TOTAL RETURN     OF PERIOD (000S)      ASSETS            NET ASSETS        RATE
                                ------------     ----------------      ------------      ----------        ---------
Equity Income Fund
  Institutional Class
   06/30/2000                       (12.83)%             $ 28,812          0.72%             3.21%              114%
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        12.56                123,012          0.71              3.00                 76
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1998                        21.84                138,650          0.71              2.71                 45
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1997                        27.67                121,138          0.72              3.03                 45
                                ------------     ----------------      ------------      ----------        ---------
   11/01/1995-06/30/1996             16.35                116,714          0.70*             3.41*                52
                                ------------     ----------------      ------------      ----------        ---------
  Administrative Class
   06/30/2000                       (13.17)                 2,827          0.97              3.00                114
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        12.31                 13,797          0.96              2.80                 76
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1998                        21.58                 11,699          0.96              2.45                 45
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1997                        27.40                  8,145          0.97              2.79                 45
                                ------------     ----------------      ------------      ----------        ---------
   11/01/1995-06/30/1996             16.08                  6,097          0.95*             3.19*                52
                                ------------     ----------------      ------------      ----------        ---------
VALUE FUND
  Institutional Class
   06/30/2000                        (6.65)%             $ 41,996          0.70%             2.18%              196%
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        12.30                 69,181          0.71              1.99                101
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1998                        19.35                 83,219          0.71              1.59                 77
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1997                        26.38                 74,613          0.73              2.02                 71
                                ------------     ----------------      ------------      ----------        ---------
   11/01/1995-06/30/1996             16.24                 52,727          0.70*             2.40*                29
                                ------------     ----------------      ------------      ----------        ---------
  Administrative Class
   06/30/2000                        (7.00)                24,380          0.96              1.97                196
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        11.91                 23,164          0.95              1.81                101
                                ------------     ----------------      ------------      ----------        ---------
   08/21/1997-06/30/1998             12.71                 10,349          0.96*             1.40*                77
                                ------------     ----------------      ------------      ----------        ---------
RENAISSANCE FUND
  Institutional Class
   06/30/2000                         3.30%              $  6,394          0.85%             2.73%              133%
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        10.24                    136          0.86              0.38                221
                                ------------     ----------------      ------------      ----------        ---------
   12/30/1997-06/30/1998             13.99                    851          0.86*             0.55*               192
                                ------------     ----------------      ------------      ----------        ---------
                                                                                                           ---------
  Administrative Class
   06/30/2000                         3.36                    953          1.10              0.71                133
                                ------------     ----------------      ------------      ----------        ---------
   08/31/1998-06/30/1999             36.41                    427          1.09*             0.13*               221
                                ------------     ----------------      ------------      ----------        ---------
GROWTH FUND
  Institutional Class
   06/30/2000                        32.66%              $ 17,533          0.77%            (0.39)%              72%
                                ------------     ----------------      ------------      ----------        ---------
   03/31/1999-06/30/1999             (0.10)                   948          0.74*            (0.19)*              131
                                ------------     ----------------      ------------      ----------        ---------
  Administrative Class
   06/30/2000                        31.92                 15,116          1.02             (0.63)                72
                                ------------     ----------------      ------------      ----------        ---------
   03/31/1999-06/30/1999             (0.13)                 6,164          0.97*            (0.53)*              131
                                ------------     ----------------      ------------      ----------        ---------
SELECT GROWTH FUND
  Institutional Class
   06/30/2000                        13.11%              $  2,613          0.94%(b)          0.20%              170%
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        26.34                  1,184          1.01             (0.20)                95
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1998                        41.83                  1,915          0.83              0.20                120
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1997                        21.59                  6,444          0.87              0.23                139
                                ------------     ----------------      ------------      ----------        ---------
   11/01/1995-06/30/1996              9.41                 10,452          0.82*             0.53*                73
                                ------------     ----------------      ------------      ----------        ---------
  Administrative Class
   06/30/2000                        12.54                     49          1.18(c)          (0.05)               170
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1999                        25.84                     15          1.08             (0.17)                95
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1998                        41.54                128,666          1.08             (0.07)               120
                                ------------     ----------------      ------------      ----------        ---------
   06/30/1997                        21.20                 29,332          1.13             (0.03)               139
                                ------------     ----------------      ------------      ----------        ---------
   11/01/1995-06/30/1996              9.23                 33,575          1.07*             0.28*                73
                                ------------     ----------------      ------------      ----------        ---------


                                                       SEE ACCOMPANYING NOTES 31

FINANCIAL HIGHLIGHTS -
INSTITUTIONAL AND ADMINISTRATIVE CLASSES (CONT.)

                             NET ASSET                      NET REALIZED/      TOTAL           DIVIDENDS      DIVIDENDS IN
SELECTED PER SHARE           VALUE                          UNREALIZED         INCOME FROM     FROM NET       EXCESS OF NET
DATA FOR THE                 BEGINNING    NET INVESTMENT    GAIN (LOSS) ON     INVESTMENT      INVESTMENT     INVESTMENT
YEAR OR PERIOD ENDED:        OF PERIOD    INCOME (LOSS)     INVESTMENTS        OPERATIONS      INCOME         INCOME
                             ---------    --------------    --------------     ----------      ----------     -------------
TARGET FUND
  Institutional Class
   06/30/2000                   $17.74        $(0.14)(a)        $15.30(a)         $15.16          $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/31/1999-06/30/1999         16.34         (0.02)(a)          1.42(a)           1.40            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
   06/30/2000                    17.73         (0.19)(a)         15.55(a)          15.36            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/31/1999-06/30/1999         16.34         (0.03)(a)          1.42(a)           1.39            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
MID-CAP EQUITY FUND
  Institutional Class
   06/30/2000                   $15.84        $(0.07)(a)        $ 5.81(a)         $ 5.74          $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    13.53         (0.03)(a)          2.99(a)           2.96            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    14.04         (0.03)(a)          3.61(a)           3.58            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    14.66         (0.06)(a)          1.31(a)           1.25            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         12.92          0.49              1.62              2.11            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
OPPORTUNITY FUND
  Institutional Class
   06/30/2000                   $24.26        $(0.12)(a)        $11.17(a)         $11.05          $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/31/1999-06/30/1999         21.40         (0.03)(a)          2.89(a)           2.86            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
   06/30/2000                    24.26         (0.18)(a)         11.24(a)          11.06            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/31/1999-06/30/1999         21.40         (0.05)(a)          2.91(a)           2.86            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
INNOVATION FUND
  Institutional Class
   06/30/2000                   $37.50        $(0.37)(a)        $41.80(a)         $41.43          $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   03/05/1999-06/30/1999         32.73         (0.05)(a)          4.82(a)           4.77            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

  Administrative Class
   3/10/2000 - 6/30/2000         99.70         (0.20)(a)        (27.17)(a)        (27.37)           0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
GLOBAL INNOVATION FUND
  Institutional Class
   03/31/2000 - 06/30/2000      $20.17        $(0.01)(a)        $(1.20)(a)        $(1.21)         $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
INTERNATIONAL GROWTH FUND
  Institutional Class
   06/30/2000                   $16.04        $(0.05)(a)        $ 8.90(a)         $ 8.85          $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    13.55         (0.02)(a)          3.56(a)           3.54           (0.02)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   12/31/1997-06/30/1998         10.00          0.00(a)           3.55(a)           3.55            0.00               0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
MEGA-CAP FUND
  Institutional Class
   08/31/1999 - 06/30/2000      $10.00        $ 0.00(a)         $ 3.35(a)         $ 3.35          $ 0.00             $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
CAPITAL APPRECIATION FUND
  Institutional Class
   06/30/2000                   $26.84        $ 0.08(a)         $ 5.29(a)         $ 5.37          $(0.07)            $(0.04)
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    26.13          0.16(a)           2.35(a)           2.51           (0.15)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    21.19          0.15(a)           6.59(a)           6.74           (0.12)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    18.10          0.24              5.08              5.32           (0.10)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         16.94          0.35              1.99              2.34           (0.15)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
   06/30/2000                    26.64          0.01(a)           5.25(a)           5.26           (0.03)             (0.02)
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    25.99          0.09(a)           2.34(a)           2.43           (0.13)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    21.16          0.10(a)           6.55(a)           6.65           (0.14)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   07/31/1996-06/30/1997         17.19          0.16              6.03              6.19           (0.09)              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 0.88%.


32  SEE ACCOMPANYING NOTES


                           DISTRIBUTIONS   DISTRIBUTIONS                   FUND
SELECTED PER SHARE         FROM NET        IN EXCESS                       REIMBURSEMENT
DATA FOR THE               REALIZED        NET REALIZED     TOTAL          FEE ADDED TO      NET ASSET VALUE
YEAR OR PERIOD ENDED:      CAPITAL GAINS   CAPITAL GAINS    DISTRIBUTIONS  PAID-IN-CAPITAL   END OF PERIOD     TOTAL RETURN
                           -------------   -------------    -------------  ---------------   ---------------   ------------
TARGET FUND
  Institutional Class
   06/30/2000                    $(1.80)          $ 0.00          $(1.80)           $0.00             $31.10         89.85%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   03/31/1999-06/30/1999
                                   0.00             0.00            0.00             0.00              17.74          8.57
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   06/30/2000                     (1.80)            0.00           (1.80)            0.00              31.29         91.13
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   03/31/1999-06/30/1999           0.00             0.00            0.00             0.00              17.73          8.51
                           -------------   -------------    -------------  ---------------   ---------------   ------------
MID-CAP EQUITY FUND
  Institutional Class
   06/30/2000                    $(8.18)          $(0.42)         $(8.60)           $0.00             $12.98         49.32%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                     (0.65)            0.00           (0.65)            0.00              15.84         23.18
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (4.09)            0.00           (4.09)            0.00              13.53         30.40
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (1.87)            0.00           (1.87)            0.00              14.04          9.61
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (0.37)            0.00           (0.37)            0.00              14.66         16.72
                           -------------   -------------    -------------  ---------------   ---------------   ------------
OPPORTUNITY FUND
  Institutional Class
   06/30/2000                    $(7.88)          $ 0.00          $(7.88)           $0.00             $27.43         50.24%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   03/31/1999-06/30/1999           0.00             0.00            0.00             0.00              24.26         13.36
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   06/30/2000                     (7.88)            0.00           (7.88)            0.00              27.44         50.36
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   03/31/1999-06/30/1999           0.00             0.00            0.00             0.00              24.26         13.36
                           -------------   -------------    -------------  ---------------   ---------------   ------------
INNOVATION FUND
  Institutional Class
   06/30/2000                    $(6.39)          $ 0.00          $(6.39)           $0.00             $72.54        115.34%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   03/05/1999-06/30/199            0.00             0.00            0.00             0.00              37.50         14.57
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   3/10/2000 - 6/30/2000           0.00             0.00            0.00             0.00              72.33        (27.45)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
GLOBAL INNOVATION FUND
  Institutional Class
   03/31/2000 - 06/30/2000       $ 0.00           $ 0.00          $ 0.00            $0.00             $18.96         (6.00)%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
INTERNATIONAL GROWTH FUND
  Institutional Class
   06/30/2000                    $(4.43)          $ 0.00          $(4.43)           $0.00             $20.46         56.28%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                     (1.03)            0.00           (1.05)            0.00              16.04         28.62
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   12/31/1997-06/30/1998           0.00             0.00            0.00             0.00              13.55         35.50
                           -------------   -------------    -------------  ---------------   ---------------   ------------
MEGA-CAP FUND
  Institutional Class
   08/31/1999 - 06/30/2000       $ 0.00           $ 0.00          $ 0.00            $0.00             $13.35         33.54%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
CAPITAL APPRECIATION FUND
  Institutional Class
   06/30/2000                    $(5.00)          $ 0.00          $(5.11)           $0.00             $27.10         22.79%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                     (1.65)            0.00           (1.80)            0.00              26.84         10.57
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (1.68)            0.00           (1.80)            0.00              26.13         32.97
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (2.13)            0.00           (2.23)            0.00              21.19         31.52
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (1.03)            0.00           (1.18)            0.00              18.10         14.65
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   06/30/2000                     (5.00)            0.00           (5.05)            0.00              26.85         22.49
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                     (1.65)            0.00           (1.78)            0.00              26.64         10.30
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (1.68)            0.00           (1.82)            0.00              25.99         32.55
                           -------------   -------------    -------------  ---------------   ---------------   ------------
    07/31/1996-06/30/1997         (2.13)            0.00           (2.22)            0.00              21.16         38.26
                           -------------   -------------    -------------  ---------------   ---------------   ------------

                                                                         RATIO OF NET
SELECTED PER SHARE                                     RATIO OF          INVESTMENT
DATA FOR THE                                           EXPENSES TO       INCOME (LOSS)      PORTFOLIO
YEAR OR PERIOD ENDED:            NET ASSETS END        AVERAGE NET       TO AVERAGE         TURNOVER
                                 OF PERIOD (000S)      ASSETS            NET ASSETS         RATE
                                 ----------------      ------------      -------------      --------
[caad 214]TARGET FUND
  Institutional Class
   06/30/2000                            $ 18,436          0.81%              (0.50)%            99%
                                 ----------------      ------------      -------------      --------
   03/31/1999-06/30/1999                    1,298          0.79*              (0.39)*            229
                                 ----------------      ------------      -------------      --------
   06/30/2000                               6,699          1.06               (0.78)              99
                                 ----------------      ------------      -------------      --------
  Administrative Class
   03/31/1999-06/30/1999                    5,513          1.02*              (0.61)*            229
                                 ----------------      ------------      -------------      --------
MID-CAP EQUITY FUND
  Institutional Class
   06/30/2000                            $  4,914          1.03%(b)           (0.46)%            195%
                                 ----------------      ------------      -------------      --------
   06/30/1999                               7,399          0.89               (0.22)             273
                                 ----------------      ------------      -------------      --------
   06/30/1998                               8,488          0.89               (0.25)             268
                                 ----------------      ------------      -------------      --------
   06/30/1997                               7,591          1,15               (0.43)             202
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                    8,378          0.88*              (0.32)*             97
                                 ----------------      ------------      -------------      --------
OPPORTUNITY FUND
  Institutional Class
   06/30/2000                            $ 39,205          0.91%              (0.42)%            254%
                                 ----------------      ------------      -------------      --------
   03/31/1999-06/30/1999                      417          0.88*              (0.54)*            175
                                 ----------------      ------------      -------------      --------
  Administrative Class
   06/30/2000                               8,486          1.16               (0.67)             254
                                 ----------------      ------------      -------------      --------
   03/31/1999-06/30/1999                    2,010          1.12*              (0.82)*            175
                                 ----------------      ------------      -------------      --------
INNOVATION FUND
  Institutional Class
   06/30/2000                            $ 28,334          0.90%              (0.52)%           186%
                                 ----------------      ------------      -------------      --------
   03/05/1999-06/30/1999                      444          0.88*              (0.15)*            119
                                 ----------------      ------------      -------------      --------
  Administrative Class
   3/10/2000 - 6/30/2000                      668          1.15*              (0.92)*            186
                                 ----------------      ------------      -------------      --------
GLOBAL INNOVATION FUND
  Institutional Class
   03/31/2000 - 06/30/2000               $    403          1.40%*(c)          (0.25)%*          131%
                                 ----------------      ------------      -------------      --------
INTERNATIONAL GROWTH FUND
  Institutional Class
   06/30/2000                            $ 10,541          1.35%              (0.22)%            62%
                                 ----------------      ------------      -------------      --------
   06/30/1999                               8,408          1.39               (0.15)             269
                                 ----------------      ------------      -------------      --------
   12/31/1997-06/30/1998                    6,822          1.36*               0.08*              60
                                 ----------------      ------------      -------------      --------
MEGA-CAP FUND
  Institutional Class
   08/31/1999 - 06/30/2000               $  4,009          0.71%*(d)           0.04%*           151%
                                 ----------------      ------------      -------------      --------
CAPITAL APPRECIATION FUND
  Institutional Class
   06/30/2000                            $372,028          0.71%               0.29%            119%
                                 ----------------      ------------      -------------      --------
   06/30/1999                             645,967          0.71                0.64              120
                                 ----------------      ------------      -------------      --------
   06/30/1998                             805,856          0.71                0.64               75
                                 ----------------      ------------      -------------      --------
   06/30/1997                             536,187          0.71                1.02               87
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                  348,728          0.70*               1.33*              73
                                 ----------------      ------------      -------------      --------
  Administrative Class
   06/30/2000                             180,423          0.96                0.04              119
                                 ----------------      ------------      -------------      --------
   06/30/1999                             229,831          0.95                0.38              120
                                 ----------------      ------------      -------------      --------
   06/30/1998                             132,384          0.96                0.39               75
                                 ----------------      ------------      -------------      --------
    07/31/1996-06/30/1997                   3,115          0.96*               0.66*              87
                                 ----------------      ------------      -------------      --------

(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.


                                                       SEE ACCOMPANYING NOTES 33

FINANCIAL HIGHLIGHTS --
INSTITUTIONAL AND ADMINISTRATIVE CLASSES (CONT.)


                             NET ASSET                      NET REALIZED/      TOTAL           DIVIDENDS      DIVIDENDS IN
SELECTED PER SHARE           VALUE                          UNREALIZED         INCOME FROM     FROM NET       EXCESS OF NET
DATA FOR THE                 BEGINNING    NET INVESTMENT    GAIN (LOSS) ON     INVESTMENT      INVESTMENT     INVESTMENT
YEAR OR PERIOD ENDED:        OF PERIOD    INCOME (LOSS)     INVESTMENTS        OPERATIONS      INCOME         INCOME
                             ---------    --------------    --------------     ----------      ----------     -------------
MID-CAP FUND
  Institutional Class
   06/30/2000                   $23.01        $ 0.09(a)         $ 7.91(a)         $ 8.00         $(0.07)           $(0.04)
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    24.09          0.12(a)         (0.11)(a)           0.01          (0.02)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    20.28          0.11(a)           5.11(a)           5.22          (0.07)            (0.01)
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    19.44         (0.07)             5.25              5.18          (0.05)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         18.16          0.32              1.53              1.85          (0.14)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
    06/30/2000                   22.88          0.03(a)           7.86(a)           7.89          (0.03)            (0.02)
                             ---------    --------------     --------------     ----------      ----------     ------------
    06/30/1999                   23.96          0.06(a)          (0.06)(a)          0.00          (0.01)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
    06/30/1998                   20.24          0.05(a)           5.08(a)           5.13          (0.07)            (0.01)
                             ---------    --------------    --------------     ----------      ----------     -------------
    06/30/1997                   19.44         (0.13)             5.25              5.12          (0.03)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
    11/01/1995-06/30/1996        18.17          0.28              1.53              1.81          (0.11)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
SMALL-CAP FUND
  Institutional Class
   06/30/2000                   $11.41        $(0.05)(a)        $ 1.86(a)         $ 1.81         $ 0.00            $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    14.01        (0.01)(a)         (2.12)(a)         (2.13)           0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    13.40        (0.03)(a)          2.52(a)           2.49            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    20.83        (0.01)(a)          3.17(a)           3.16            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         21.02         2.02             (0.61)             1.41            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
   06/30/2000                    11.34        (0.08)(a)          1.86(a)           1.78            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    13.97        (0.04)(a)         (2.12)(a)         (2.16)           0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    13.41        (0.07)(a)          2.51(a)           2.44            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    20.82        (0.06)(a)          3.24(a)           3.18            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         21.01         2.02(a)          (0.61)(a)          1.41            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
MICRO-CAP FUND
  Institutional Class
   06/30/2000                   $20.00       $(0.19)(a)        $ 5.31(a)         $ 5.12          $ 0.00            $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    23.66        (0.14)(a)         (2.89)(a)         (3.03)           0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    19.85        (0.11)(a)          6.54(a)           6.43            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    18.47         0.00              3.41              3.41            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         15.38         0.00              3.43              3.43            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
   06/30/2000                    19.82        (0.26)(a)          5.27(a)           5.01            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    23.52        (0.19)(a)         (2.88)(a)         (3.07)           0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    19.78        (0.17)(a)          6.53(a)           6.36            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    18.46        (0.06)             3.41              3.35            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   04/01/1996-06/30/1996         16.73         0.03              1.70              1.73            0.00              0.00
                             ---------    --------------    --------------     ----------      ----------     -------------


SMALL-CAP VALUE FUND
  Institutional Class
   06/30/2000                   $16.05       $ 0.37(a)         $(1.82)(a)        $(1.45)         $(0.34)           $ 0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    17.68         0.32(a)          (1.29)(a)         (0.97)          (0.21)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    15.78         0.29(a)           2.50(a)           2.79           (0.13)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    14.20         0.46              3.63              4.09           (0.13)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         13.10         0.56              1.49              2.05           (0.21)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
  Administrative Class
   06/30/2000                    15.97         0.34(a)          (1.81)(a)         (1.47)          (0.31)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1999                    17.63         0.29(a)          (1.30)(a)         (1.01)          (0.20)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1998                    15.76         0.25(a)           2.49(a)           2.74           (0.11)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   06/30/1997                    14.20         0.38              3.68              4.06           (0.12)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------
   11/01/1995-06/30/1996         13.16         0.54              1.43              1.97           (0.19)             0.00
                             ---------    --------------    --------------     ----------      ----------     -------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


34 SEE ACCOMPANYING NOTES

                           DISTRIBUTIONS   DISTRIBUTIONS                   FUND
SELECTED PER SHARE         FROM NET        IN EXCESS OF                    REIMBURSEMENT
DATA FOR THE               REALIZED        NET REALIZED     TOTAL          FEE ADDED TO      NET ASSET VALUE
YEAR OR PERIOD ENDED:      CAPITAL GAINS   CAPITAL GAINS    DISTRIBUTIONS  PAID-IN-CAPITAL   END OF PERIOD     TOTAL RETURN
                           -------------   -------------    -------------  ---------------   ---------------   ------------
MID-CAP FUND
  Institutional Class
   06/30/2000              $      (0.02)         $ 0.00          $ (0.13)            $0.00            $30.88         34.88%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                     (1.07)           0.00            (1.09)             0.00             23.01          0.33
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (1.33)           0.00            (1.41)             0.00             24.09         26.16
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (4.29)           0.00            (4.34)             0.00             20.28         30.58
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (0.43)           0.00            (0.57)             0.00             19.44         10.37
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
    06/30/2000                    (0.02)           0.00            (0.07)             0.00             30.70         34.53
                           -------------   -------------    -------------  ---------------   ---------------   ------------
    06/30/1999                    (1.07)           0.00            (1.08)             0.00             22.88          0.31
                           -------------   -------------    -------------  ---------------   ---------------   ------------
    06/30/1998                    (1.33)           0.00            (1.41)             0.00             23.96         25.75
                           -------------   -------------    -------------  ---------------   ---------------   ------------
    06/30/1997                    (4.29)           0.00            (4.32)             0.00             20.24         30.23
                           -------------   -------------    -------------  ---------------   ---------------   ------------
    11/01/1995-06/30/1996         (0.43)           0.00            (0.54)             0.00             19.44         10.17
                           -------------   -------------    -------------  ---------------   ---------------   ------------
SMALL-CAP FUND
  Institutional Class
   06/30/2000              $       0.00          $ 0.00          $  0.00             $0.00            $13.22         15.86%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                      0.00           (0.47)           (0.47)             0.00             11.41        (14.99)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (1.88)           0.00            (1.88)             0.00             14.01         19.33
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                    (10.59)           0.00           (10.59)             0.00             13.40         22.82
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (1.60)           0.00            (1.60)             0.00             20.83          7.22
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   06/30/2000                      0.00            0.00             0.00              0.00             13.12         15.70
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                      0.00           (0.47)           (0.47)             0.00             11.34        (15.26)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (1.88)           0.00            (1.88)             0.00             13.97         18.90
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                    (10.59)           0.00           (10.59)             0.00             13.41         23.12
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (1.60)           0.00            (1.60)             0.00             20.82          7.18
                           -------------   -------------    -------------  ---------------   ---------------   ------------

MICRO-CAP FUND
  Institutional Class
   06/30/2000                   $  0.00          $ 0.00          $  0.00             $0.00            $25.12         25.60%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                      0.00           (0.63)           (0.63)             0.00             20.00        (12.66)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (2.62)           0.00            (2.62)             0.00             23.66         33.95
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (2.03)           0.00            (2.03)             0.00             19.85         20.05
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (0.34)           0.00            (0.34)             0.00             18.47         22.64
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   06/30/2000                      0.00            0.00             0.00              0.00             24.83         25.28
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                      0.00           (0.63)           (0.63)             0.00             19.82        (12.91)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (2.62)           0.00            (2.62)             0.00             23.52         33.70
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (2.03)           0.00            (2.03)             0.00             19.78         19.72
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   04/01/1996-06/30/1996           0.00            0.00             0.00              0.00             18.46         10.34
                           -------------   -------------    -------------  ---------------   ---------------   ------------

SMALL-CAP VALUE FUND
  Institutional Class
   06/30/2000                   $  0.00         $ 0.00           $ (0.34)            $0.00            $14.26         (8.88)%
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                      0.00          (0.45)            (0.66)             0.00             16.05         (5.11)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (0.76)          0.00             (0.89)             0.00             17.68         17.77
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (2.38)          0.00             (2.51)             0.00             15.78         31.99
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (0.74)          0.00             (0.95)             0.00             14.20         16.35
                           -------------   -------------    -------------  ---------------   ---------------   ------------
  Administrative Class
   06/30/2000                      0.00           0.00             (0.31)             0.00             14.19         (9.12)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1999                      0.00          (0.45)            (0.65)             0.00             15.97         (5.40)
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1998                     (0.76)          0.00             (0.87)             0.00             17.63         17.41
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   06/30/1997                     (2.38)          0.00             (2.50)             0.00             15.76         31.70
                           -------------   -------------    -------------  ---------------   ---------------   ------------
   11/01/1995-06/30/1996          (0.74)          0.00             (0.93)             0.00             14.20         15.64
                           -------------   -------------    -------------  ---------------   ---------------   ------------

                                                                         RATIO OF NET
SELECTED PER SHARE                                     RATIO OF          INVESTMENT
DATA FOR THE                                           EXPENSES TO       INCOME (LOSS)      PORTFOLIO
YEAR OR PERIOD ENDED:            NET ASSETS END        AVERAGE NET       TO AVERAGE         TURNOVER
                                 OF PERIOD (000S)      ASSETS            NET ASSETS         RATE
                                 ----------------      ------------      -------------      --------

MID-CAP FUND
  Institutional Class
   06/30/2000                           $ 582,715             0.71%            0.35%            164%
                                 ----------------      ------------      -------------      --------
   06/30/1999                             581,544             0.70              0.54             85
                                 ----------------      ------------      -------------      --------
   06/30/1998                             437,985             0.71              0.46             66
                                 ----------------      ------------      -------------      --------
   06/30/1997                             291,374             0.71              0.53             82
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                  231,011             0.70*             1.11*            79
                                 ----------------      ------------      -------------      --------
  Administrative Class
    06/30/2000                            142,986             0.96              0.10            164
                                 ----------------      ------------      -------------      --------
    06/30/1999                            104,337             0.95              0.30             85
                                 ----------------      ------------      -------------      --------
    06/30/1998                             73,614             0.95              0.22             66
                                 ----------------      ------------      -------------      --------
    06/30/1997                              2,066             0.96              0.28             82
                                 ----------------      ------------      -------------      --------
    11/01/1995-06/30/1996                   1,071             0.95*             0.89*            79
                                 ----------------      ------------      -------------      --------
SMALL-CAP FUND
  Institutional Class
   06/30/2000                            $ 34,338             1.26%            (0.45)%          149%
                                 ----------------      ------------      -------------      --------
   06/30/1999                              66,393             1.25             (0.09)            94
                                 ----------------      ------------      -------------      --------
   06/30/1998                              47,641             1.26             (0.20)            77
                                 ----------------      ------------      -------------      --------
   06/30/1997                              33,390             1.32             (0.05)           129
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                   32,954             1.25*            (0.20)*           59
                                 ----------------      ------------      -------------      --------
  Administrative Class
   06/30/2000                               2,688             1.51             (0.67)           149
                                 ----------------      ------------      -------------      --------
   06/30/1999                               2,229             1.50             (0.33)            94
                                 ----------------      ------------      -------------      --------
   06/30/1998                                 981             1.49             (0.51)            77
                                 ----------------      ------------      -------------      --------
   06/30/1997                                   1             1.54             (0.36)           129
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                      112             1.50*            (0.41)*           59
                                 ----------------      ------------      -------------      --------
MICRO-CAP FUND
  Institutional Class
   06/30/2000                           $ 231,579             1.51%            (0.90)%           85%
                                 ----------------      ------------      -------------      --------
   06/30/1999                             234,439             1.50             (0.71)            73
                                 ----------------      ------------      -------------      --------
   06/30/1998                             257,842             1.51             (0.50)            72
                                 ----------------      ------------      -------------      --------
   06/30/1997                             164,139             1.52             (0.49)            84
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                   83,973             1.50*            (0.45)*           54
                                 ----------------      ------------      -------------      --------
  Administrative Class
   06/30/2000                               7,208             1.76             (1.19)            85
                                 ----------------      ------------      -------------      --------
   06/30/1999                               3,000             1.75             (0.97)            73
                                 ----------------      ------------      -------------      --------
   06/30/1998                               4,779             1.76             (0.74)            72
                                 ----------------      ------------      -------------      --------
   06/30/1997                               2,116             1.77             (0.74)            84
                                 ----------------      ------------      -------------      --------
   04/01/1996-06/30/1996                      566             1.73*            (0.74)*           54
                                 ----------------      ------------      -------------      --------
SMALL-CAP VALUE FUND
  Institutional Class
   06/30/2000                            $ 30,059             0.86%             2.57%           55%
                                 ----------------      ------------      -------------      --------
   06/30/1999                              59,132             0.85              2.12            60
                                 ----------------      ------------      -------------      --------
   06/30/1998                              47,432             0.85              1.65            41
                                 ----------------      ------------      -------------      --------
   06/30/1997                              34,639             0.90              1.92            48
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                   29,017             0.85*             2.12*           35
                                 ----------------      ------------      -------------      --------
  Administrative Class
   06/30/2000                              15,313             1.11              2.38            55
                                 ----------------      ------------      -------------      --------
   06/30/1999                              21,022             1.10              1.92            60
                                 ----------------      ------------      -------------      --------
   06/30/1998                              10,751             1.10              1.39            41
                                 ----------------      ------------      -------------      --------
   06/30/1997                               5,916             1.16              1.68            48
                                 ----------------      ------------      -------------      --------
   11/01/1995-06/30/1996                    4,433             1.10*             1.86*           35
                                 ----------------      ------------      -------------      --------


                                                       SEE ACCOMPANYING NOTES 35

FINANCIAL HIGHLIGHTS --
INSTITUTIONAL AND ADMINISTRATIVE CLASSES (CONT.)

                                             NET ASSET                   NET REALIZED/     TOTAL         DIVIDENDS    DIVIDENDS IN
                                             VALUE                       UNREALIZED        INCOME FROM   FROM NET     EXCESS OF NET
                                             BEGINNING   NET INVESTMENT  GAIN (LOSS) ON    INVESTMENT    INVESTMENT   INVESTMENT
                                             OF PERIOD   INCOME (LOSS)   INVESTMENTS       OPERATIONS    INCOME       INCOME
                                             ---------   --------------  --------------    -----------   ----------   -------------
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

 ENHANCED EQUITY FUND
  Institutional Class
   06/30/2000                                  $12.96       $0.07(a)        $0.49(a)          $0.56         $(0.07)       $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   06/30/1999                                   12.64        0.08(a)         1.91(a)           1.99          (0.06)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   06/30/1998                                   16.46        0.11(a)         3.91(a)           4.02          (0.11)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   06/30/1997                                   15.91        1.18            3.10              4.28          (0.10)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   11/01/1995-06/30/1996                        14.44        0.34            1.67              2.01          (0.16)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
  Administrative Class
   06/30/2000                                   12.87        0.03(a)         0.53(a)           0.56          (0.05)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   06/30/1999                                   12.59        0.05(a)         1.90(a)           1.95          (0.06)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   08/21/1997-06/30/1998                        17.53        0.05(a)         2.85(a)           2.90          (0.11)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

TAX-EFFICIENT EQUITY FUND
  Institutional Class
   07/02/1999 - 06/30/2000                     $11.79       $0.05(a)        $0.47(a)         $(0.52)         $0.00        $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
  Administrative Class
   06/30/2000                                   11.61        0.02(a)         0.65(a)           0.67           0.00         0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   09/30/1998 - 06/30/1999                       8.65        0.03(a)         2.93(a)           2.96           0.00         0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

STRUCTURED EMERGING MARKETS FUND
  Institutional Class
   06/30/2000                                  $12.42       $0.05(a)        $0.81(a)          $0.86         $(0.07)        $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   06/30/1999                                   10.00        0.15(a)         2.57(a)           2.72          (0.07)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND
  Institutional Class
   06/30/2000                                  $13.25       $0.09(a)        $0.89(a)          $0.98         $(0.12)       $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   06/30/1999                                   10.00        0.16(a)         3.10(a)           3.26          (0.06)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

INTERNATIONAL FUND
  Institutional Class
   06/30/2000                                  $11.62       $0.08(a)        $1.24(a)          $1.32          $0.00        $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   09/30/1998-06/30/1999                        10.47        0.14(a)         2.16(a)           2.30           0.00         0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
  Administrative Class
   06/30/2000                                   11.56        0.04(a)         1.24(a)           1.28           0.00         0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
   09/30/1998 - 06/30/1999                      10.47        0.09(a)         2.15(a)           2.24           0.00         0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

NFJ EQUITY INCOME FUND
  Institutional Class
   05/08/2000 - 06/30/2000                     $10.51       $0.06(a)       $(0.66)(a)        $(0.60)        $(0.03)       $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------
  Administrative Class
   05/08/2000 - 06/30/2000                      10.50        0.07(a)        (0.68)(a)         (0.61)         (0.02)        0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

NFJ VALUE FUND
  Institutional Class
   05/08/2000 - 06/30/2000                     $11.22       $0.07(a)       $(0.39)(a)        $(0.32)        $(0.05)       $0.00
-------------------------------------------  ---------   --------------  --------------    -----------   ----------   -------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.05%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.30%.


36   SEE ACCOMPANYING NOTES


                                                       DISTRIBUTIONS  DISTRIBUTIONS                 FUND             NET ASSET
                                                       FROM NET       IN EXCESS OF                  REIMBURSEMENT    VALUE
                                                       REALIZED       NET REALIZED   TOTAL          FEE ADDED TO     END OF
                                                       CAPITAL GAINS  CAPITAL GAINS  DISTRIBUTIONS  PAID-IN-CAPITAL  PERIOD
                                                       -------------  -------------  -------------  ---------------  ---------
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

 ENHANCED EQUITY FUND
  Institutional Class
   06/30/2000                                            $(0.47)         $0.00         $(0.54)          $0.00        $12.98
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   06/30/1999                                             (1.61)          0.00          (1.67)           0.00         12.96
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   06/30/1998                                             (7.73)          0.00          (7.84)           0.00         12.64
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   06/30/1997                                             (3.63)          0.00          (3.73)           0.00         16.46
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   11/01/1995-06/30/1996                                  (0.38)          0.00          (0.54)           0.00         15.91
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
  Administrative Class
   06/30/2000                                             (0.47)          0.00          (0.52)           0.00         12.91
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   06/30/1999                                             (1.61)          0.00          (1.67)           0.00         12.87
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   08/21/1997-06/30/1998                                  (7.73)          0.00          (7.84)           0.00         12.59
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

TAX-EFFICIENT EQUITY FUND
  Institutional Class
   07/02/1999 - 06/30/2000                                $0.00          $0.00          $0.00           $0.00        $12.31
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
  Administrative Class
   06/30/2000                                              0.00           0.00           0.00            0.00         12.28
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   09/30/1998 - 06/30/1999                                 0.00           0.00           0.00            0.00         11.61
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

STRUCTURED EMERGING MARKETS FUND
  Institutional Class
   06/30/2000                                            $(0.79)         $0.00         $(0.86)          $0.01(a)     $12.43
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   06/30/1999                                             (0.28)          0.00          (0.35)           0.05(a)      12.42
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND
  Institutional Class
   06/30/2000                                             $0.00          $0.00         $(0.12)          $0.03(a)     $14.14
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   06/30/1999                                              0.00           0.00          (0.06)           0.05(a)      13.25
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

INTERNATIONAL FUND
  Institutional Class
   06/30/2000                                            $(1.74)         $0.00         $(1.74)          $0.00        $11.20
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   09/30/1998-06/30/1999                                  (1.15)          0.00          (1.15)           0.00         11.62
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
  Administrative Class
   06/30/2000                                             (1.74)          0.00          (1.74)           0.00         11.10
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
   09/30/1998 - 06/30/1999                                (1.15)          0.00          (1.15)           0.00         11.56
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

NFJ EQUITY INCOME FUND
  Institutional Class
   05/08/2000 - 06/30/2000                                $0.00          $0.00         $(0.03)          $0.00         $9.88
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------
  Administrative Class
   05/08/2000 - 06/30/2000                                 0.00           0.00          (0.02)           0.00          9.87
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

NFJ VALUE FUND
  Institutional Class
   05/08/2000 - 06/30/2000                                $0.00          $0.00         $(0.05)          $0.00        $10.85
-----------------------------------------------------  -------------  -------------  -------------  ---------------  ---------

                                                                                         RATIO OF NET
                                                                 NET ASSETS  RATIO OF    INVESTMENT
                                                                 END OF      EXPENSES    INCOME (LOSS)  PORTFOLIO
                                                         TOTAL   PERIOD      TO AVERAGE  TO AVERAGE     TURNOVER
                                                         RETURN  (000S)      NET ASSETS  NET ASSETS     RATE
                                                        ------  ----------  ----------  -------------  ---------
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

 ENHANCED EQUITY FUND
  Institutional Class
   06/30/2000                                            4.45%    $20,338      0.71%         0.54%         20%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   06/30/1999                                           17.95      42,619      0.71          0.66          34
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   06/30/1998                                           32.33      36,584      0.71          0.63          65
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   06/30/1997                                           31.45      44,838      0.74          1.31          91
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   11/01/1995-06/30/1996                                14.21      83,425      0.70*         1.58*         53
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
  Administrative Class
   06/30/2000                                            4.47      27,954      0.96          0.27          20
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   06/30/1999                                           17.63      24,015      0.96          0.41          34
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   08/21/1997-06/30/1998                                23.85      10,409      0.95*         0.47*         65
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

TAX-EFFICIENT EQUITY FUND
  Institutional Class
   07/02/1999 - 06/30/2000                               4.41%     $1,172      0.71%*        0.42%*        32%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
  Administrative Class
   06/30/2000                                            5.77      19,953      0.96          0.19          32
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   09/30/1998 - 06/30/1999                              34.28       3,391      0.92*         0.31*         13
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

STRUCTURED EMERGING MARKETS FUND
  Institutional Class
   06/30/2000                                            6.64%    $35,376      1.25%(b)      0.36%         24%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   06/30/1999                                           29.21      46,577      0.95          1.56          30
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND
  Institutional Class
   06/30/2000                                            7.55%    $86,973      1.00%(b)      0.64%         24%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   06/30/1999                                           33.39      72,509      0.95          1.57          28
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

INTERNATIONAL FUND
  Institutional Class
   06/30/2000                                           11.10%     $6,463      1.13%(c)      0.66%         58%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   09/30/1998-06/30/1999                                23.07       3,627      1.09*         1.70*         55
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
  Administrative Class
   06/30/2000                                           10.78      18,059      1.38  (d)     0.34          58
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
   09/30/1998 - 06/30/1999                              22.47      15,797      1.34*         1.06*         55
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

NFJ EQUITY INCOME FUND
  Institutional Class
   05/08/2000 - 06/30/2000                              (5.73)%   $24,888      0.70%*        3.81%*         3%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------
  Administrative Class
   05/08/2000 - 06/30/2000                              (5.78)      4,638      0.95*         4.74*          3
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

NFJ VALUE FUND
  Institutional Class
   05/08/2000 - 06/30/2000                              (2.90)%      $911      0.70%*        3.94%*         5%
-----------------------------------------------------   ------  ----------  ----------  -------------  ---------

                                                   SEE ACCOMPANYING NOTES    37

Statements of Assets and Liabilities

June 30, 2000



Amounts in thousands,               EQUITY INCOME  VALUE        RENAISSANCE  GROWTH       SELECT GROWTH  TARGET       MID-CAP
  except per share amounts          FUND           FUND         FUND         FUND         FUND           FUND         EQUITY FUND
                                    -------------  -----------  -----------  -----------  -------------  -----------  -----------
ASSETS:

Investments, at value               $    69,612    $   162,484  $   476,042  $ 2,915,435  $  16,975      $ 2,235,279   $ 4,912
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Cash and foreign currency                     0            855            0          449          1                1         0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Receivable for investments sold
  and forward foreign currency
  contracts                              14,238          7,228       11,130        1,808          0            1,344         0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Receivable for Fund shares sold             230            143          389       13,661        656           18,800         0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Variation margin receivable                   0              0            0            0          0                0         0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Interest and dividends receivable           166            415        1,700          316          1              227         6
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Manager reimbursement receivable              0              0            0            0          0                0         0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Other assets                                  0              0            0            0          3                0         0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
                                         84,246        171,125      489,261    2,931,669     17,636        2,255,651     4,918
================================== =============== ===========  ===========  ===========  =========      ===========   ===========

LIABILITIES:
Payable for investments purchased
  and forward foreign currency
  contracts                         $         0    $     4,066  $     6,251  $       440  $     722     $    14,261  $       0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Due to Custodian                         13,997              0            0            0          0               0          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Payable for Fund shares redeemed            245            683        3,214        8,545         14           7,160          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Dividends payable                             0              0            0            0          0               0          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Accrued investment advisory fee              40             68          262        1,260          7           1,035          3
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Accrued administration fee                   28             52          174          997          5             750          1
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Accrued distribution fee                     18             55          274        1,703          3           1,205          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Accrued servicing fee                         9             28          109          626          3             468          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Other liabilities                             0              0          771            0          0               0          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
                                         14,337          4,952       11,055       13,571        754          24,879          4
================================== =============== ===========  ===========  ===========  =========      ===========   ===========

NET ASSETS                          $    69,909    $   166,173  $   478,206  $ 2,918,098  $  16,882     $ 2,230,772  $   4,914
================================== =============== ===========  ===========  ===========  =========      ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital                     $    89,276    $   187,022  $   473,353  $ 1,631,648  $  15,879     $   999,648  $   2,677
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Undistributed (overdistributed)
  net investment income                      41             94       24,138            0          0         200,449      1,352
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Accumulated undistributed net
  realized gain (loss)                  (20,959)       (19,964)     (12,862)     172,794       (162)         67,219        (27)
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Net unrealized appreciation
  (depreciation)                          1,551           (979)      (6,423)   1,113,656      1,165         963,456        912
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
                                    $    69,909    $   166,173  $   478,206  $ 2,918,098  $  16,882     $ 2,230,772   $  4,914
================================== =============== ===========  ===========  ===========  =========      ===========   ===========

NET ASSETS:
Institutional Class                 $    28,812    $    41,996  $     6,394  $    17,533  $   2,613     $    18,436   $  4,914
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Administrative Class                      2,827         24,380          953       15,116         49           6,699          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Other Classes                            38,270         99,797      470,859    2,885,449     14,220       2,205,637          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------

SHARES ISSUED AND OUTSTANDING:
Institutional Class                       2,739          3,678          427          499        109             593        379
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Administrative Class                        268          2,147           64          432          2             214          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE (NET ASSETS
  PER SHARE OUTSTANDING)
Institutional Class                 $     10.54    $     11.42  $     14.97  $     35.17  $   24.02     $     31.10  $   12.98
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------
Administrative Class                      10.55          11.35        14.93        34.95      23.66           31.29          0
---------------------------------- --------------- -----------  -----------  -----------  ---------      -----------   -----------

COST OF INVESTMENTS OWNED           $    68,061    $   163,463  $   482,466  $ 1,801,779  $  15,811     $ 1,271,822  $   4,000
================================== =============== ===========  ===========  ===========  =========      ===========   ===========
COST OF FOREIGN CURRENCY HELD       $         0    $         0  $         0  $         0  $       0     $         0  $       0
================================== =============== ===========  ===========  ===========  =========      ===========   ===========


38   See accompanying notes

                                                               GLOBAL                                  CAPITAL
Amounts in thousands,              OPPORTUNITY   INNOVATION    INNOVATION   INTERNATIONAL  MEGA-CAP    APPRECIATION  MID-CAP
  except per share amounts         FUND          FUND          FUND         GROWTH FUND    FUND        FUND          FUND
                                   -----------   -----------   ----------   -------------  --------    ------------  -----------
ASSETS:

Investments, at value              $   630,937   $ 5,509,148   $  105,626   $    10,600    $  4,090    $   797,602   $ 1,082,233
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Cash and foreign currency                1,364         2,127            1             0           1              3             1
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Receivable for investments sold
  and forward foreign currency
  contracts                             14,602        48,797        1,549             0           0          6,063         5,036
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Receivable for Fund shares sold          7,519        29,514        3,208             0           0            400         5,544
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Variation margin receivable                  0             0            0             0           0              0             0
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Interest and dividends receivable           53           175            4            19           1            444           618
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Manager reimbursement receivable             0             0           13             0          16              0             0
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Other assets                                 0             0            0             0           0              0             0
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
                                       654,475     5,589,761      110,401        10,619       4,108        804,512     1,093,432
================================== ===========  ============   ==========   =============  ========    ============  ===========

LIABILITIES:
Payable for investments purchased
  and forward foreign currency
  contracts                        $    28,745   $    90,546   $    5,399   $         0    $     89    $     8,297   $    14,258
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Due to Custodian                             0             0            0            66           0              0             0
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Payable for Fund shares redeemed         5,792        11,780           60             0           0          1,693         2,074
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Dividends payable                            0             0            0             0           0              0             0
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Accrued investment advisory fee            332         2,951           76             7           1            320           417
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Accrued administration fee                 200         1,731           45             5           1            209           279
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Accrued distribution fee                   266         2,468           39             0           0             96           125
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Accrued servicing fee                      121         1,129           19             0           0             87           103
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Other liabilities                            0             0           15             0           8              0             0
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
                                        35,456       110,605        5,653            78          99         10,702        17,256
================================== ===========  ============   ==========   =============  ========    ============  ===========

NET ASSETS                         $   619,019   $ 5,479,156   $  104,748   $    10,541    $  4,009    $   793,810   $ 1,076,176
================================== ===========  ============   ==========   =============  ========    ============  ===========

NET ASSETS CONSIST OF:
Paid in capital                    $   399,557   $ 3,572,912   $   94,489   $     5,026    $  3,001    $   436,815   $   629,783
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Undistributed (overdistributed)
  net investment income                101,853       170,220          522         2,569         162        125,087       174,578
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Accumulated undistributed net
  realized gain (loss)                   4,947        50,831         (839)          509         (25)        67,446        85,334
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Net unrealized appreciation
  (depreciation)                       112,662     1,685,193       10,576         2,437         871        164,462       186,481
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
                                   $   619,019   $ 5,479,156   $  104,748   $    10,541    $  4,009    $   793,810   $ 1,076,176
================================== ===========  ============   ==========   =============  ========    ============  ===========

NET ASSETS:
Institutional Class                $    39,205   $    28,334   $      403   $    10,541    $  4,009    $   372,028   $   582,715
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Administrative Class                     8,486           668            0             0           0        180,423       142,986
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Other Classes                          571,328     5,450,154      104,345             0           0        241,359       350,475
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------

SHARES ISSUED AND OUTSTANDING:
Institutional Class                      1,429           391           21           515         300         13,732        18,871
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Administrative Class                       309             9            0             0           0          6,722         4,657
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE (NET ASSETS
  PER SHARE OUTSTANDING)
Institutional Class                $     27.43   $     72.54   $    18.96   $     20.46    $  13.35    $     27.10   $     30.88
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------
Administrative Class                     27.44         72.33         0.00          0.00        0.00          26.85         30.70
---------------------------------- -----------   -----------   ----------   -------------  --------    ------------  -----------

COST OF INVESTMENTS OWNED          $   518,275   $ 3,823,955   $   95,050   $     8,162    $  3,219    $   633,140   $   895,751
================================== ===========  ============   ==========   =============  ========    ============  ===========
COST OF FOREIGN CURRENCY HELD      $         0   $         0   $        0   $         6    $      0    $         0   $         0
================================== ===========  ============   ==========   =============  ========    ============  ===========

Amounts in thousands,                 SMALL-CAP   MICRO-CAP     SMALL-CAP
  except per share amounts            FUND        FUND          VALUE FUND
                                      ---------   ----------    ---------
ASSETS:

Investments, at value                 $  37,807   $  238,086    $282,407
----------------------------------    ---------   ----------    ---------
Cash and foreign currency                     0            1         121
----------------------------------    ---------   ----------    ---------
Receivable for investments sold
  and forward foreign currency
  contracts                                 548          635       4,456
----------------------------------    ---------   ----------    ---------
Receivable for Fund shares sold               0          278         666
----------------------------------    ---------   ----------    ---------
Variation margin receivable                   0            0           0
----------------------------------    ---------   ----------    ---------
Interest and dividends receivable            24           91         917
----------------------------------    ---------   ----------    ---------
Manager reimbursement receivable              0            0           0
----------------------------------    ---------   ----------    ---------
Other assets                                  0            0           0
----------------------------------    ---------   ----------    ---------
                                         38,379      239,091     288,567
==================================    =========   ==========    =========

LIABILITIES:
Payable for investments purchased
  and forward foreign currency
  contracts                           $   1,305   $        0    $  1,851
----------------------------------    ---------   ----------    ---------
Due to Custodian                              0            0           0
----------------------------------    ---------   ----------    ---------
Payable for Fund shares redeemed              8            2       1,362
----------------------------------    ---------   ----------    ---------
Dividends payable                             0            0           0
----------------------------------    ---------   ----------    ---------
Accrued investment advisory fee              31          251         155
----------------------------------    ---------   ----------    ---------
Accrued administration fee                    8           50          96
----------------------------------    ---------   ----------    ---------
Accrued distribution fee                      0            0          84
----------------------------------    ---------   ----------    ---------
Accrued servicing fee                         1            1          57
----------------------------------    ---------   ----------    ---------
Other liabilities                             0            0           0
----------------------------------    ---------   ----------    ---------
                                          1,353          304       3,605
==================================    =========   ==========    =========

NET ASSETS                            $  37,026   $  238,787    $284,962
==================================    =========   ==========    =========

NET ASSETS CONSIST OF:
Paid in capital                       $  29,026   $  146,992    $350,266
----------------------------------    ---------   ----------    ---------
Undistributed (overdistributed)
  net investment income                   1,003            0       3,998
----------------------------------    ---------   ----------    ---------
Accumulated undistributed net
  realized gain (loss)                    1,006       16,203     (10,644)
----------------------------------    ---------   ----------    ---------
Net unrealized appreciation
  (depreciation)                          5,991       75,592     (58,658)
----------------------------------    ---------   ----------    ---------
                                      $  37,026   $  238,787    $284,962
==================================    =========   ==========    =========

NET ASSETS:
Institutional Class                   $  34,338   $  231,579     $30,059
----------------------------------    ---------   ----------    ---------
Administrative Class                      2,688        7,208      15,313
----------------------------------    ---------   ----------    ---------
Other Classes                                 0            0     239,590
----------------------------------    ---------   ----------    ---------

SHARES ISSUED AND OUTSTANDING:
Institutional Class                       2,597        9,221       2,109
----------------------------------    ---------   ----------    ---------
Administrative Class                        205          290       1,079
----------------------------------    ---------   ----------    ---------

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE (NET ASSETS
  PER SHARE OUTSTANDING)
Institutional Class                   $   13.22   $    25.12      $14.26
----------------------------------    ---------   ----------    ---------
Administrative Class                      13.12        24.83       14.19
----------------------------------    ---------   ----------    ---------

COST OF INVESTMENTS OWNED             $  31,816   $  162,494    $341,065
==================================    =========   ==========    =========
COST OF FOREIGN CURRENCY HELD         $       0   $        0    $      0
==================================    =========   ==========    =========


                                                   SEE ACCOMPANYING NOTES    39

JUNE 30, 2000

                                                                       STRUCTURED TAX-EFFICIENT
                                             ENHANCED   TAX-EFFICIENT   EMERGING   STRUCTURED                 NFJ EQUITY
Amounts in thousands,                         EQUITY       EQUITY        MARKETS    EMERGING   INTERNATIONAL    INCOME   NFJ VALUE
  except per share amounts                     FUND         FUND          FUND    MARKETS FUND      FUND         FUND      FUND
                                             ---------  -------------  ---------- ------------  -----------   ----------  --------
ASSETS:
Investments, at value                        $  48,298  $  56,844      $  35,054   $  85,889     $ 136,414    $  30,051   $    895
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Cash and foreign currency                            1          1            293       1,106           721            1          5
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Receivable for investments sold
and forward foreign currency contracts               0          0             74         191         1,290            0         32
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Receivable for Fund shares sold                      0         35              0           0         1,064            1          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Variation margin receivable                          0          0              0           0            67            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Interest and dividends receivable                   29         37             88         193           268           42          2
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Manager reimbursement receivable                     0          0              0           0             0            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Other assets                                         0          0              0           0            40            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
                                                48,328     56,917         35,509      87,379       139,864       30,095        934
==================================================================================================================================

LIABILITIES:
Payable for investments purchased
  and forward foreign currency contracts     $       0  $       0      $      25   $     205     $       0    $     555   $     23
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Due to Custodian                                     0          0              0           0             0            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Payable for Fund shares redeemed                     1         42              0           0           240            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Dividends payable                                    0          0              0           0             0            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Accrued investment advisory fee                     19         22             14          35            68            8          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Accrued administration fee                          10         17             16          38            77            4          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Accrued distribution fee                             0         17              0           0            69            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Accrued servicing fee                                6         12              0           0            29            2          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Other liabilities                                    0          0             78         128            11            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
                                                    36        110            133         406           494          569         23
===========================================  =========  =========      =========   =========     =========    =========   ========
NET ASSETS                                   $  48,292  $  56,807      $  35,376   $  86,973     $ 139,370    $  29,526   $    911
===========================================  =========  =========      =========   =========     =========    =========   ========

NET ASSETS CONSIST OF:
Paid in capital                              $  28,632  $  50,323      $  26,528   $  94,423     $ 110,463    $  31,509   $    946
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Undistributed (overdistributed)
  net investment income                             88          0             92          77         2,305           19         19
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Accumulated undistributed net
  realized gain (loss)                           6,325     (4,080)         4,999     (16,528)        8,485          (35)         0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Net unrealized appreciation (depreciation)      13,247     10,564          3,757       9,001        18,117       (1,967)       (54)
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
                                             $  48,292  $  56,807      $  35,376   $  86,973     $ 139,370    $  29,526   $    911
===========================================  =========  =========      =========   =========     =========    =========   ========

NET ASSETS:
Institutional Class                          $  20,338  $   1,172      $  35,376   $  86,973     $   6,463    $  24,888   $    911
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Administrative Class                            27,954     19,953              0           0        18,059        4,638          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Other Classes                                        0     35,682              0           0       114,848            0          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------

SHARES ISSUED AND OUTSTANDING:
Institutional Class                              1,567         95          2,846       6,151           577        2,520         84
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Administrative Class                             2,165      1,625              0           0         1,627          470          0
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------

NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE (NET ASSETS PER SHARE OUTSTANDING)
Institutional Class                          $   12.98  $   12.31      $   12.43   $   14.14     $   11.20    $    9.88   $  10.85
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------
Administrative Class                             12.91      12.28           0.00        0.00         11.10         9.87       0.00
-------------------------------------------  ---------  ---------      ---------   ---------     ---------    ---------   --------

COST OF INVESTMENTS OWNED                    $  35,051  $  46,280      $  31,229   $  76,782     $ 118,150    $  32,018   $    949
===========================================  =========  =========      =========   =========     =========    =========   ========
COST OF FOREIGN CURRENCY HELD                $       0  $       0      $      49   $     833     $       0    $       0   $      0
===========================================  =========  =========      =========   =========     =========    =========   ========

40  SEE ACCOMPANYING NOTES

STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED JUNE 30, 2000

                                     EQUITY                                                  SELECT                      MID-CAP
                                     INCOME         VALUE       RENAISSANCE     GROWTH       GROWTH         TARGET        EQUITY
Amounts in thousands                  FUND           FUND          FUND           FUND        FUND           FUND          FUND
                                    ----------    ----------    ----------    ----------    ----------    ----------    ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes     $    5,956    $    5,492    $    7,624    $    9,034    $       13    $    1,148    $      19
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Interest and other income                  130           373           983         1,165            26         3,681           10
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Total Income                          6,086         5,865         8,607        10,199            39         4,829           29
==================================  ==========    ==========    ==========    ==========    ==========    ==========    =========

EXPENSES:
Investment advisory fees                   699           909         3,279        13,318            20         9,096           32
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Administration fees                        463           678         2,185        10,492            11         6,594           13
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Distribution and/or servicing
  fees - Administrative Class               25            56             2            33             0            17            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Distribution and/or servicing
  fees - Other Classes                     393         1,008         4,886        24,568            10        14,680            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Trustees' fees                              11            14            38           174             0            99            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Organization costs                           0             0             0             0             0             0            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Interest expense                            28             9            30           309             1            78            7
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Total Expenses                        1,619         2,674        10,420        48,894            42        30,564           52
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Reimbursement by manager                  0             0             0             0             0             0            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Net Expenses                          1,619         2,674        10,420        48,894            42        30,564           52
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------

NET INVESTMENT INCOME (LOSS)             4,467         3,191        (1,813)      (38,695)           (3)      (25,735)         (23)
==================================  ==========    ==========    ==========    ==========    ==========    ==========    =========

NET REALIZED AND UNREALIZED
  GAIN (LOSS):
Net realized gain (loss)
  on investments                       (14,073)       (4,356)       30,824       200,296            11       303,095        2,580
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net realized gain (loss) on
   foreign currency transactions             0             0             8             0             0             0            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net change in unrealized
  appreciation (depreciation) on
  investments                          (17,836)      (19,409)      (29,437)      540,201           989       731,179         (469)
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net change in unrealized
  appreciation (depreciation) on
  futures contracts and written
  options                                    0             0             0             0             0             0            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities denominated in
  foreign currencies                         0             0             2             0             0             0            0
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Net Gain (Loss)                     (31,909)      (23,765)        1,397       740,497         1,000     1,034,274        2,111
----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
NET INCREASE (DECREASE) IN ASSETS
   RESULTING FROM OPERATIONS        $  (27,442)   $  (20,574)   $     (416)   $  701,802    $      997    $1,008,539    $   2,088
==================================  ==========    ==========    ==========    ==========    ==========    ==========    =========


                                                  SEE ACCOMPANYING NOTES   41

FOR THE YEAR OR PERIOD ENDED JUNE 30, 2000

                                                                   GLOBAL    INTERNATIONAL                  CAPITAL
                                     OPPORTUNITY   INNOVATION    INNOVATION     GROWTH        MEGA-CAP    APPRECIATION    MID-CAP
Amounts in thousands                    FUND          FUND          FUND         FUND           FUND          FUND          FUND
                                     ----------    ----------    ----------    ----------    ----------    ----------    ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes      $    1,018    $      859    $        4    $      102    $       14    $    7,801    $   8,527
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Interest and other income                 1,646        11,772           159            33             8         1,518        2,298
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Total Income                           2,664        12,631           163           135            22         9,319       10,825
===================================  ==========    ==========    ==========    ==========    ==========    ==========    =========

EXPENSES:
Investment advisory fees                  3,486        21,684           158            97            13         4,181        4,609
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Administration fees                       2,117        12,860           100            58             8         2,654        3,041
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Distribution and/or servicing
  fees - Administrative Class                19             0             0             0             0           514          292
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Distribution and/or servicing
  fees - Other Classes                    4,165        26,637           116             0             0         1,574        2,163
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Trustees' fees                               34           180             0             1             0            65           67
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Organization costs                            0             0            15             0            16             0            0
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Tax expense                                   0             0             0             2             0             0            0
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Interest expense                             32            82             0             2             0            32           18
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Total Expenses                         9,853        61,443           389           160            37         9,020       10,190
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Reimbursement by manager                   0             0           (13)            0           (16)            0            0
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Net Expenses                           9,853        61,443           376           160            21         9,020       10,190
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------

NET INVESTMENT INCOME (LOSS)             (7,189)      (48,812)         (213)          (25)            1           299          635
===================================  ==========    ==========    ==========    ==========    ==========    ==========    =========

NET REALIZED AND UNREALIZED
  GAIN (LOSS):
Net realized gain (loss)
  on investments                        153,791       503,921          (104)        3,522           137       238,387      263,486
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net realized gain (loss) on
   foreign currency transactions              0             0             0             1             0             0            0
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net change in unrealized
  appreciation (depreciation) on
  investments                            55,969     1,278,026        10,576         1,078           871       (57,892)      39,729
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net change in unrealized
  appreciation (depreciation) on
  futures contracts and written
  options                                     0             0             0             0             0             0            0
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities denominated in
  foreign currencies                          0             0             0             1             0             0            0
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------
   Net Gain (Loss)                      209,760     1,781,947        10,472         4,602         1,008       180,495      303,215
-----------------------------------  ----------    ----------    ----------    ----------    ----------    ----------    ---------

NET INCREASE (DECREASE) IN ASSETS
   RESULTING FROM OPERATIONS         $  202,571    $1,733,135    $   10,259    $    4,577    $    1,009    $  180,794    $ 303,850
===================================  ==========    ==========    ==========    ==========    ==========    ==========    =========


42   SEE ACCOMPANYING NOTES


                                        SMALL-CAP       MICRO-CAP     SMALL-CAP       ENHANCED      TAX-EFFICIENT
Amounts in thousands                      FUND            FUND        VALUE FUND     EQUITY FUND     EQUITY FUND
                                        -----------    -----------    ----------     -----------    --------------
INVESTMENT INCOME:
Dividends, net of foreign taxes         $       326    $       855    $   11,104     $       744    $       551
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Interest and other income                       142            516           408              19             22
--------------------------------------  -----------    -----------    ----------     -----------    -----------
   Total Income                                 468          1,371        11,512             763            573
======================================  ===========    ===========    ==========     ===========    ===========

EXPENSES:
Investment advisory fees                        578          2,796         1,978             276            227
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Administration fees                             145            559         1,233             153            174
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Distribution and/or servicing
  fees - Administrative Class                     6             11            42              67             43
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Distribution and/or servicing
  fees - Other Classes                            0              0         1,878               0            260
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Trustees' fees                                    4             15            23               4              3
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Organization costs                                0              0             0               0              0
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Tax expense                                       0              0             0               0              0
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Interest expense                                  1             10             9               3              3
--------------------------------------  -----------    -----------    ----------     -----------    -----------
   Total Expenses                               734          3,391         5,163             503            710
--------------------------------------  -----------    -----------    ----------     -----------    -----------
   Reimbursement by manager                       0              0             0               0              0
--------------------------------------  -----------    -----------    ----------     -----------    -----------
   Net Expenses                                 734          3,391         5,163             503            710
--------------------------------------  -----------    -----------    ----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)                   (266)        (2,020)        6,349             260           (137)
======================================  ===========    ===========    ==========     ===========    ===========

NET REALIZED AND UNREALIZED GAIN
  (LOSS):
Net realized gain (loss) on
  investments                                12,400         25,525         1,428           6,329         (3,852)
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Net realized gain (loss) on
   foreign currency transactions                  0              0             0               0              0
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                                (4,835)        27,726       (50,343)         (5,070)         7,274
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Net change in unrealized
  appreciation (depreciation) on
  futures contracts and written
  options                                         0              0             0               0              0
--------------------------------------  -----------    -----------    ----------     -----------    -----------
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities denominated in
  foreign currencies                              0              0             0               0              0
--------------------------------------  -----------    -----------    ----------     -----------    -----------
   Net Gain (Loss)                            7,565         53,251       (48,915)          1,259          3,422
--------------------------------------  -----------    -----------    ----------     -----------    -----------

NET INCREASE (DECREASE) IN ASSETS
   RESULTING FROM OPERATIONS            $     7,299    $    51,231    $  (42,566)    $     1,519    $     3,285
======================================  ===========    ===========    ==========     ===========    ===========


                                                         TAX-EFFICIENT
                                        STRUCTURED        STRUCTURED
                                         EMERGING          EMERGING      INTERNATIONAL   NFJ EQUITY    NFJ VALUE
Amounts in thousands                    MARKETS FUND     MARKETS FUND       FUND        INCOME FUND      FUND
                                        ------------     -------------   -------------  -----------    ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes         $       728      $     1,399      $     1,744   $        92    $         5
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Interest and other income                        21               50              603            29              1
--------------------------------------  -----------      -----------      -----------   -----------    -----------
   Total Income                                 749            1,449            2,347           121              6
======================================  ===========      ===========      ===========   ===========    ===========

EXPENSES:
Investment advisory fees                        210              399              812            11              1
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Administration fees                             234              444              927             6              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Distribution and/or servicing
  fees - Administrative Class                     0                0               42             2              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Distribution and/or servicing
  fees - Other Classes                            0                0            1,145             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Trustees' fees                                   13                6               10             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Organization costs                                0                0                0             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Tax expense                                     110               28                0             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Interest expense                                 14                8              114             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
   Total Expenses                               581              885            3,050            19              1
--------------------------------------  -----------      -----------      -----------   -----------    -----------
   Reimbursement by manager                       0                0                0             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
   Net Expenses                                 581              885            3,050            19              1
--------------------------------------  -----------      -----------      -----------   -----------    -----------

NET INVESTMENT INCOME (LOSS)                    168              564             (703)          102              5
======================================  ===========      ===========      ===========   ===========    ===========

NET REALIZED AND UNREALIZED GAIN
  (LOSS):
Net realized gain (loss) on
  investments                                 7,052           (6,140)          18,635           (35)            18
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Net realized gain (loss) on
   foreign currency transactions               (106)             (78)            (476)            0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                                (1,580)          10,663            3,260        (1,967)           (54)
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Net change in unrealized
  appreciation (depreciation) on
  futures contracts and written
  options                                         0                0              (60)            0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities denominated in
  foreign currencies                              1                1              149             0              0
--------------------------------------  -----------      -----------      -----------   -----------    -----------
   Net Gain (Loss)                            5,367            4,446           21,508        (2,002)           (36)
--------------------------------------  -----------      -----------      -----------   -----------    -----------

NET INCREASE (DECREASE) IN ASSETS
   RESULTING FROM OPERATIONS            $     5,535      $     5,010      $    20,805   $    (1,900)   $       (31)
======================================  ===========      ===========      ===========   ===========    ===========


                                                  SEE ACCOMPANYING NOTES   43

STATEMENTS OF CHANGES IN NET ASSETS

                                              EQUITY INCOME FUND               VALUE FUND                 RENAISSANCE FUND
                                         ----------------------------  ----------------------------  ----------------------------
                                         Year Ended      Year Ended    Year Ended     Year Ended      Year Ended     Year Ended
Amounts in thousands                     June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)              $   4,467       $   5,424       $   3,191      $   3,245      $   (1,813)     $  (4,312)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Net realized gain (loss)                    (14,073)         28,130          (4,356)        29,420          30,832        100,928
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Net change in unrealized appreciation
  (depreciation)                            (17,836)         (8,864)        (19,409)        (6,992)        (29,435)       (42,518)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Net increase (decrease) resulting from
  operations                                (27,442)         24,690         (20,574)        25,673            (416)        54,098
========================================  =========       =========       =========      =========      ==========      =========

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  Institutional Class                        (3,008)         (3,796)         (1,501)        (1,539)              0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                         (290)           (331)           (493)          (310)              0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                              (1,272)         (1,192)         (1,286)        (1,228)              0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
In excess of net investment income
  Institutional Class                             0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                            0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                                   0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
From net realized capital gains
Institutional Class                          (3,494)        (15,114)         (3,045)        (9,693)            (20)           (11)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Administrative Class                           (401)         (1,194)           (836)        (1,646)            (98)           (25)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Other Classes                                (1,877)         (6,359)         (4,750)       (14,992)        (84,101)       (80,825)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
In excess of net realized capital gains
  Institutional Class                       (15,594)              0         (10,628)             0              (6)             0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                       (1,789)              0          (2,918)             0             (33)             0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                              (8,379)              0         (16,578)             0         (28,140)             0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Tax basis return of capital
  Institutional Class                             0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                            0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                                   0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------

Total Distributions                         (36,104)        (27,986)        (42,035)       (29,408)       (112,398)       (80,861)
========================================  =========       =========       =========      =========      ==========      =========

FUND SHARE TRANSACTIONS:
Receipts for shares sold
  Institutional Class                        12,519          28,202          33,916         19,355           8,314            105
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                        2,575           7,079          14,601         14,684             869          1,000
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                              17,019          38,810          50,168         65,101         212,839        305,834
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Issued in reorganization
  Institutional Class                             0               0               0              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                                   0               0           1,373              0               0              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Issued as reinvestment of distributions
  Institutional Class                        21,995          18,538          14,905         11,141              25              0
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                        2,476           1,521           4,210          1,950             131             25
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                              10,793           7,112          20,851         14,980         103,507         74,634
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Cost of shares redeemed
  Institutional Class                       (90,772)        (59,589)        (52,577)       (43,290)         (1,924)          (744)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Administrative Class                      (11,529)         (6,530)        (12,122)        (4,695)           (372)          (634)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
  Other Classes                             (33,626)        (31,549)        (78,181)       (83,212)       (392,194)      (350,656)
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
Net increase (decrease) resulting from
  Fund share transactions                   (68,550)          3,594          (2,856)        (3,986)        (68,805)        29,564
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------

FUND REIMBURSEMENT FEE:                           0               0               0              0               0              0
========================================  =========       =========       =========      =========      ==========      =========

TOTAL INCREASE (DECREASE) IN NET ASSETS    (132,096)            298         (65,465)        (7,721)       (181,619)         2,801
========================================  =========       =========       =========      =========      ==========      =========

NET ASSETS:
Beginning of period                         202,005         201,707         231,638        239,359         659,825        657,024
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------
End of period *                           $  69,909       $ 202,005       $ 166,173      $ 231,638      $  478,206      $ 659,825
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------

*Including net undistributed
  (overdistributed) investment income of: $      41       $   4,946       $      94      $  10,727      $   24,138      $  41,268
----------------------------------------  ---------       ---------       ---------      ---------      ----------      ---------

44 SEE ACCOMPANYING NOTES

                                                GROWTH FUND               SELECT GROWTH FUND                TARGET FUND
                                         ----------------------------  ----------------------------  ----------------------------
                                         Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
Amounts in thousands                     June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)              $  (38,695)    $  (24,048)      $       (3)   $     (125)    $  (25,735)     $   (12,880)
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Net realized gain (loss)                     200,296        413,535               11        47,076        303,095          124,994
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Net change in unrealized appreciation
  (depreciation)                             540,201        (30,494)             989       (29,090)       731,179            38,44
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Net increase (decrease) resulting from
  operations                                 701,802        358,993              997        17,861      1,008,539          150,558
========================================  ==========     ==========       ==========    ==========     ==========      ===========

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class                                0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                             0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                                    0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
In excess of net investment income
  Institutional Class                              0              0               (1)            0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                             0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                                    0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
From net realized capital gains
  Institutional Class                           (553)             0             (138)          (59)          (319)               0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                        (2,231)             0               (3)       (5,514)          (555)               0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                             (399,708)      (263,490)               0             0       (120,196)         (68,199)
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
In excess of net realized capital gains
  Institutional Class                              0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                             0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                                    0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Tax basis return of capital
  Institutional Class                              0              0              (66)            0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                             0              0               (3)            0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                                    0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------

Total Distributions                         (402,492)      (263,490)            (211)       (5,573)      (121,070)         (68,199)
========================================  ==========     ==========       ==========    ==========     ==========      ===========

FUND SHARE TRANSACTIONS:
Receipts for shares sold
  Institutional Class                         17,297          1,212            2,457         1,782         16,723            1,265
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                        11,200          6,217               47        34,758          2,172            5,508
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                            1,549,439      1,197,934           13,646             0      2,464,150        1,337,208
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Issued in reorganization
  Institutional Class                              0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                                    0              0                0             0              0                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Issued as reinvestment of distributions
  Institutional Class                            553              0              193            57            319                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                         2,231              0                3         5,514            555                0
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                              371,315        246,482                0             0        110,776           64,479
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Cost of shares redeemed
  Institutional Class                         (1,353)          (268)          (1,304)       (2,912)        (2,721)             (36)
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Administrative Class                        (6,359)          (288)             (14)     (180,869)        (5,556)            (275)
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
  Other Classes                           (1,758,585)    (1,227,582)            (131)            0     (2,409,356)      (1,510,466
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
Net increase (decrease) resulting from
  Fund share transactions                    185,738        223,707           14,897      (141,670)       177,062         (102,317)
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------

FUND REIMBURSEMENT FEE:                            0              0                0             0              0                0
========================================  ==========     ==========       ==========    ==========     ==========      ===========

TOTAL INCREASE (DECREASE) IN NET ASSETS      485,048        319,210           15,683      (129,382)     1,064,531          (19,958)
========================================  ==========     ==========       ==========    ==========     ==========      ===========

NET ASSETS:
Beginning of period                        2,433,050      2,113,840            1,199       130,581      1,166,241        1,186,199
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------
End of period *                           $2,918,098     $2,433,050       $   16,882    $    1,199     $2,230,772      $ 1,166,241
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------

*Including net undistributed
  (overdistributed) investment income of: $        0     $        1       $        0    $        0     $  200,449      $    67,742
----------------------------------------  ----------     ----------       ----------    ----------     ----------      -----------


                                             MID-CAP EQUITY FUND            OPPORTUNITY FUND
                                         ----------------------------  ----------------------------
                                         Year Ended      Year Ended    Year Ended     Year Ended
Amounts in thousands                     June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999
                                         -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)              $      (23)     $      (33)     $  (7,189)    $   (6,871)
----------------------------------------  ----------      ----------      ---------     ----------
Net realized gain (loss)                       2,580           2,964        153,791         92,947
----------------------------------------  ----------      ----------      ---------     ----------
Net change in unrealized appreciation
  (depreciation)                                (469)           (130)        55,969        (86,017)
----------------------------------------  ----------      ----------      ---------     ----------
Net increase (decrease) resulting from
  operations                                   2,088           2,801        202,571             59
========================================  ==========      ==========      =========     ==========

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  Institutional Class                              0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
In excess of net investment income
  Institutional Class                              0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
From net realized capital gains
  Institutional Class                         (2,734)           (425)        (1,540)             0
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0            (168)        (1,965)             0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0       (122,163)       (88,374)
----------------------------------------  ----------      ----------      ---------     ----------
In excess of net realized capital gains
  Institutional Class                           (142)              0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
Tax basis return of capital
  Institutional Class                              0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------

Total Distributions                           (2,876)           (593)      (125,668)       (88,374)
========================================  ==========      ==========      =========     ==========

FUND SHARE TRANSACTIONS:
Receipts for shares sold
  Institutional Class                          2,235           1,457         37,684            428
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0           2,607          6,173           1,990
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0        700,026      1,722,778
----------------------------------------  ----------      ----------      ---------     ----------
Issued in reorganization
  Institutional Class                              0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0              0              0
----------------------------------------  ----------      ----------      ---------     ----------
Issued as reinvestment of distributions
  Institutional Class                          1,370             184          1,540              0
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0             168          1,964              0
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0        113,143         81,564
----------------------------------------  ----------      ----------      ---------     ----------
Cost of shares redeemed
  Institutional Class                         (5,302)         (4,344)          (608)           (38)
----------------------------------------  ----------      ----------      ---------     ----------
  Administrative Class                             0          (5,740)        (2,767)          (101)
----------------------------------------  ----------      ----------      ---------     ----------
  Other Classes                                    0               0       (748,101)    (1,986,190)
----------------------------------------  ----------      ----------      ---------     ----------
Net increase (decrease) resulting from
  Fund share transactions                     (1,697)         (5,668)       109,054       (179,569)
----------------------------------------  ----------      ----------      ---------     ----------

FUND REIMBURSEMENT FEE:                            0               0              0              0
========================================  ==========      ==========      =========     ==========

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,485)         (3,460)       185,957       (267,884)
========================================  ==========      ==========      =========     ==========

NET ASSETS:
Beginning of period                            7,399          10,859        433,062        700,946
----------------------------------------  ----------      ----------      ---------     ----------
End of period *                           $    4,914      $    7,399      $ 619,019     $  433,062
----------------------------------------  ----------      ----------      ---------     ----------

*Including net undistributed
  (overdistributed) investment income of: $    1,352      $    2,766      $ 101,853     $   12,827
----------------------------------------  ----------      ----------      ---------     ----------

                                                   SEE ACCOMPANYING NOTES  45

                                                              GLOBAL
                                                              INNOVATION                                           MEGA-CAP
Amounts in thousands          INNOVATION FUND                 FUND                INTERNATIONAL GROWTH FUND        FUND
                              -----------------------------   -----------------   -----------------------------    ----------------
                                                                    Period from                                         Period from
INCREASE (DECREASE)              Year Ended      Year Ended   December 31, 1999      Year Ended      Year Ended     August 31, 1999
  IN NET ASSETS FROM:         June 30, 2000   June 30, 1999    to June 30, 2000   June 30, 2000   June 30, 1999    to June 30, 2000

OPERATIONS:

Net investment income
  (loss)                           $(48,812)       $(10,056)              $(213)           $(25)           $(10)                 $1
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
Net realized gain (loss)            503,921          82,075                (104)          3,523           1,916                 137
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
Net change in unrealized
  appreciation (depreciation)     1,278,026         250,804              10,576           1,079            (119)                871
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
Net increase (decrease)
  resulting from operations       1,733,135         322,823              10,259           4,577           1,787               1,009
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income
  Institutional Class                     0               0                   0               0              (8)                 (1)
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                    0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                           0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
In excess of net investment
  income
  Institutional Class                     0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                    0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                           0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
From net realized capital
  gains
  Institutional Class                  (736)              0                   0          (2,103)           (519)                  0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                    0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                    (291,843)        (23,554)                  0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
In excess of net realized
  capital gains
  Institutional Class                     0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                    0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                           0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------


Total Distributions                (292,579)        (23,554)                  0          (2,103)           (527)                 (1)
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold
  Institutional Class                32,792             895                 391          12,739             355               3,000
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                  807               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                   4,811,154       1,310,384             100,247               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
Issued in reorganization
  Institutional Class                     0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                           0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

Issued as reinvestment of
  distributions
  Institutional Class                   582               0                   0           1,831               2                   1
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                    0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                     273,164          22,135                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
Cost of shares redeemed
  Institutional Class                (5,053)           (505)                 (8)        (14,911)            (31)                  0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Administrative Class                 (163)              0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
  Other Classes                  (2,339,586)       (753,602)             (6,141)              0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
Net increase (decrease)
  resulting from Fund
  share transactions              2,773,697         579,307              94,489            (341)            326               3,001
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

FUND REIMBURSEMENT FEE:                   0               0                   0               0               0                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                      4,214,253         878,576             104,748           2,133           1,586               4,009
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

NET ASSETS:
Beginning of period               1,264,903         386,327                   0           8,408           6,822                   0
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------
End of period *                  $5,479,156      $1,264,903            $104,748         $10,541          $8,408              $4,009
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------

*Including net undistributed
  (overdistributed) investment
  income of:                       $170,220              $0                $522          $2,569          $1,459                $162
----------------------------  -----------------------------   -----------------   -----------------------------    ----------------


46  SEE ACCOMPANYING NOTES



Amounts in thousands          CAPITAL APPRECIATION FUND   MID-CAP FUND              SMALL-CAP FUND
                              -------------------------   -----------------------   -----------------------
                               Year Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
INCREASE (DECREASE)              June 30,      June 30,     June 30,     June 30,     June 30,     June 30,
  IN NET ASSETS FROM:                2000          1999         2000         1999         2000         1999

OPERATIONS:

Net investment income
  (loss)                             $299        $4,855         $635       $1,713        $(266)       $(53)
----------------------------  -------------------------   -----------------------   ----------------------
Net realized gain (loss)          238,387       127,483      263,486          867       12,400      (9,957)
----------------------------  -------------------------   -----------------------   ----------------------
Net change in unrealized
  appreciation (depreciation)     (57,892)      (27,333)      39,729        7,029       (4,835)        799
----------------------------  -------------------------   -----------------------   ----------------------
Net increase (decrease)
  resulting from operations       180,794       105,005      303,850        9,609        7,299      (9,211)
----------------------------  -------------------------   -----------------------   ----------------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income
  Institutional Class              (1,531)       (4,163)      (1,686)        (342)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class               (247)       (1,045)        (128)         (48)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                       (49)         (398)        (133)         (33)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
In excess of net investment
  income
  Institutional Class                (842)            0       (1,018)           0            0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class               (136)            0          (77)           0            0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                       (26)            0          (80)           0            0           0
----------------------------  -------------------------   -----------------------   ----------------------
From net realized capital
  gains
  Institutional Class             (91,584)      (43,876)        (426)     (21,475)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class            (39,815)      (12,574)         (75)      (4,502)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                   (37,105)      (14,257)        (216)     (15,306)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
In excess of net realized
  capital gains
  Institutional Class                   0             0            0            0            0      (2,229)
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class                  0             0            0            0            0         (52)
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                         0             0            0            0            0           0
----------------------------  -------------------------   -----------------------   ----------------------


Total Distributions              (171,335)      (76,313)      (3,839)     (41,706)           0      (2,281)
----------------------------  -------------------------   -----------------------   ----------------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold
  Institutional Class             316,049       439,612      579,389      640,912       11,696      36,581
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class             60,068       152,828       78,391      104,472        1,215       1,691
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                    94,043        98,940      189,893      199,882            0           0
----------------------------  -------------------------   -----------------------   ----------------------
Issued in reorganization
  Institutional Class                   0             0            0            0            0           0
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                         0             0            0            0            0           0
----------------------------  -------------------------   -----------------------   ----------------------

Issued as reinvestment of
  distributions
  Institutional Class              79,661        35,601        2,801       19,896            0       2,229
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class             40,183        13,612          280        4,543            0          52
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                    35,616        13,712          414       14,079            0           0
----------------------------  -------------------------   -----------------------   ----------------------
Cost of shares redeemed
  Institutional Class            (672,004)     (649,159)    (759,314)    (505,497)     (50,657)     (8,682)
----------------------------  -------------------------   -----------------------   ----------------------
  Administrative Class           (150,725)      (76,012)     (73,751)     (74,169)      (1,149)       (379)
----------------------------  -------------------------   -----------------------   ----------------------
  Other Classes                  (122,166)      (77,743)    (250,063)    (157,774)           0           0
----------------------------  -------------------------   -----------------------   ----------------------
Net increase (decrease)
  resulting from Fund
  share transactions             (319,275)      (48,609)    (231,960)     246,344      (38,895)     31,492
----------------------------  -------------------------   -----------------------   ----------------------

FUND REIMBURSEMENT FEE:                 0             0            0            0            0           0
----------------------------  -------------------------   -----------------------   ----------------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                     (309,816)      (19,917)      68,051      214,247      (31,596)     20,000
----------------------------  -------------------------   -----------------------   ----------------------

NET ASSETS:
Beginning of period             1,103,626     1,123,543    1,008,125      793,878       68,622      48,622
----------------------------  -------------------------   -----------------------   ----------------------
End of period *                  $793,810    $1,103,626   $1,076,176   $1,008,125      $37,026     $68,622
----------------------------  -------------------------   -----------------------   ----------------------

*Including net undistributed
 (overdistributed) investment
 income of:                      $125,087        $1,527     $174,578       $1,312       $1,003         $12
----------------------------  -------------------------   -----------------------   ----------------------



Amounts in thousands           MICRO-CAP FUND            SMALL-CAP VALUE FUND FUND
                               -----------------------   -------------------------
                               Year Ended   Year Ended   Year Ended     Year Ended
INCREASE (DECREASE)              June 30,     June 30,     June 30,       June 30,
  IN NET ASSETS FROM:                2000         1999         2000           1999

OPERATIONS:

Net investment income
  (loss)                         $(2,020)     $(1,742)      $6,349         $5,018
----------------------------    ---------------------    ------------------------
Net realized gain (loss)          25,525       (9,322)       1,428        (11,944)
----------------------------    ---------------------    ------------------------
Net change in unrealized
  appreciation (depreciation)     27,726      (26,056)     (50,343)       (15,379)
----------------------------    ---------------------    ------------------------
Net increase (decrease)
  resulting from operations       51,231      (37,120)     (42,566)       (22,305)
----------------------------    ---------------------    ------------------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income
  Institutional Class                  0            0         (937)          (796)
----------------------------    ---------------------    ------------------------
  Administrative Class                 0            0         (331)          (247)
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0       (4,386)        (1,810)
----------------------------    ---------------------    ------------------------
In excess of net investment
  income
  Institutional Class                  0            0            0              0
----------------------------    ---------------------    ------------------------
  Administrative Class                 0            0            0              0
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0            0              0
----------------------------    ---------------------    ------------------------
From net realized capital
  gains
  Institutional Class                  0            0            0              0
----------------------------    ---------------------    ------------------------
  Administrative Class                 0            0            0              0
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0            0              0
----------------------------    ---------------------    ------------------------
In excess of net realized
  capital gains
  Institutional Class                  0       (7,982)           0         (1,632)
----------------------------    ---------------------    ------------------------
  Administrative Class                 0          (83)           0           (543)
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0            0         (9,214)
----------------------------    ---------------------    ------------------------


Total Distributions                    0       (8,065)      (5,654)       (14,242)
----------------------------    ---------------------    ------------------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold
  Institutional Class             46,143       98,906       24,902         37,773
----------------------------    ---------------------    ------------------------
  Administrative Class             4,998        2,225       10,894         22,238
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0      158,475        183,088
----------------------------    ---------------------    ------------------------
Issued in reorganization
  Institutional Class                  0            0            0              0
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0            0              0
----------------------------    ---------------------    ------------------------

Issued as reinvestment of
  distributions
  Institutional Class                  0        6,383          797          2,202
----------------------------    ---------------------    ------------------------
  Administrative Class                 0           83          324            790
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0        4,109         10,426
----------------------------    ---------------------    ------------------------
Cost of shares redeemed
  Institutional Class            (99,032)     (84,282)     (47,564)       (24,130)
----------------------------    ---------------------    ------------------------
  Administrative Class            (1,992)      (3,312)     (14,401)       (12,454)
----------------------------    ---------------------    ------------------------
  Other Classes                        0            0     (201,997)      (160,295)
----------------------------    ---------------------    ------------------------
Net increase (decrease)
  resulting from Fund
  share transactions             (49,883)      20,003      (64,461)        59,638
----------------------------    ---------------------    ------------------------

FUND REIMBURSEMENT FEE:                0            0            0              0
----------------------------    ---------------------    ------------------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                       1,348      (25,182)    (112,681)        23,091
----------------------------    ---------------------    ------------------------

NET ASSETS:
Beginning of period              237,439      262,621      397,643        374,552
----------------------------    ---------------------    ------------------------
End of period *                 $238,787     $237,439     $284,962       $397,643
----------------------------    ---------------------    ------------------------

*Including net undistributed
 (overdistributed) investment
 income of:                           $0           $0       $3,998         $3,303
----------------------------    ---------------------    ------------------------


                                                    SEE ACCOMPANYING NOTES   47

                                                                                                      STRUCTURED EMERGING
Amounts in thousands              ENHANCED EQUITY FUND            TAX-EFFICIENT EQUITY FUND            MARKETS FUND
                                 -----------------------------   ----------------------------------   -----------------------------
                                                                                        Period from
INCREASE (DECREASE) IN NET          Year Ended      Year Ended      Year Ended   September 30, 1998      Year Ended      Year Ended
  ASSETS FROM:                   June 30, 2000   June 30, 1999   June 30, 2000     to June 30, 1999   June 30, 2000   June 30, 1999

OPERATIONS:

Net investment income (loss)         $     260       $     310       $    (137)           $     (27)      $     168       $     546
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Net realized gain (loss)                 6,329           3,923          (3,852)                (228)          6,946           1,917
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Net change in unrealized
  appreciation (depreciation)           (5,070)          5,764           7,274                3,290          (1,579)          7,959
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Net increase (decrease)
  resulting from operations              1,519           9,997           3,285                3,035           5,535          10,422
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   Institutional Class                    (231)           (201)              0                    0            (284)           (252)
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                   (108)            (83)              0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
In excess of net investment
   income
   Institutional Class                       0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                      0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
From net realized capital gains
   Institutional Class                  (1,500)         (4,601)              0                    0          (2,972)           (980)
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                   (952)         (1,928)              0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
In excess of net realized
   capital gains
   Institutional Class                       0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                      0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

Total Distributions                     (2,791)         (6,813)              0                    0          (3,256)         (1,232)
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold
   Institutional Class                   6,548           8,851           1,085                    0           1,761           2,664
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                 12,786          15,340          20,566                3,320               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0          19,459               26,786               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Issued in reorganization
   Institutional Class                       0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0               0                    0               0          35,582
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Issued as reinvestment of
   distributions
   Institutional Class                   1,712           4,790               0                    0           3,230           1,209
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                  1,059           2,005               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0               0                    0               0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Cost of shares redeemed
   Institutional Class                 (28,964)         (9,355)             (8)                   0         (18,490)         (2,261)
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Administrative Class                (10,211)         (5,174)         (5,427)                (158)              0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
   Other Classes                             0               0         (10,104)              (5,032)              0               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
Net increase (decrease)
  resulting from Fund
  share transactions                   (17,070)         16,457          25,571               24,916         (13,499)         37,194
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

FUND REIMBURSEMENT FEE:                      0               0               0                    0              19             193
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                        (18,342)         19,641          28,856               27,951         (11,201)         46,577
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

NET ASSETS:
Beginning of period                     66,634          46,993          27,951                    0          46,577               0
-------------------------------  -----------------------------   ----------------------------------   -----------------------------
End of period *                      $  48,292       $  66,634       $  56,807            $  27,951       $  35,376       $  46,577
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

*Including net undistributed
  (overdistributed) investment
  income of:                         $      88       $     321       $       0            $      (5)      $      92       $     967
-------------------------------  -----------------------------   ----------------------------------   -----------------------------

48   SEE ACCOMPANYING NOTES


                                 TAX-EFFICIENT STRUCTURED                                                NFJ EQUITY
Amounts in thousands             EMERGING MARKETS FUND                INTERNATIONAL FUND                 INCOME FUND
                                 -------------------------------      -------------------------------    ----------------
                                                                                                              Period from
INCREASE (DECREASE) IN NET          Year Ended        Year Ended         Year Ended        Year Ended         May 8, 2000
  ASSETS FROM:                   June 30, 2000     June 30, 1999      June 30, 2000     June 30, 1999    to June 30, 2000

OPERATIONS:

Net investment income (loss)         $     564         $     739          $    (703)        $    (761)          $     102
-------------------------------  -------------------------------     --------------------------------    ----------------
Net realized gain (loss)                (6,218)          (10,520)            18,159            16,040                 (35)
-------------------------------  -------------------------------     --------------------------------    ----------------
Net change in unrealized
  appreciation (depreciation)           10,664            27,046              3,349           (16,663)             (1,967)
-------------------------------  -------------------------------     --------------------------------    ----------------
Net increase (decrease)
  resulting from operations              5,010            17,265             20,805            (1,384)             (1,900)
-------------------------------  -------------------------------     --------------------------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   Institutional Class                    (716)             (300)                 0                 0                 (72)
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0                  0                 0                 (11)
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
In excess of net investment
   income
   Institutional Class                       0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
From net realized capital gains
   Institutional Class                       0                 0               (651)              (67)                  0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0             (2,285)             (129)                  0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0            (16,473)          (11,816)                  0
-------------------------------  -------------------------------     --------------------------------    ----------------
In excess of net realized
   capital gains
   Institutional Class                       0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------

Total Distributions                       (716)             (300)           (19,409)          (12,012)                (83)
-------------------------------  -------------------------------     --------------------------------    ----------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold
   Institutional Class                  16,041            12,518              3,806             5,567              26,504
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0              9,021            16,127               5,045
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0            864,448           736,111                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
Issued in reorganization
   Institutional Class                       0                 0                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0            44,157                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
Issued as reinvestment of
   distributions
   Institutional Class                     574               300                652                67                  70
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0              2,286               129                  11
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0             15,118            11,029                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
Cost of shares redeemed
   Institutional Class                  (6,600)           (1,678)            (1,128)           (2,213)                  0
-------------------------------  -------------------------------     --------------------------------    ----------------
   Administrative Class                      0                 0             (8,442)           (1,579)               (121)
-------------------------------  -------------------------------     --------------------------------    ----------------
   Other Classes                             0                 0           (896,874)         (757,207)                  0
-------------------------------  -------------------------------     --------------------------------    ----------------
Net increase (decrease)
  resulting from Fund
  share transactions                    10,015            55,297            (11,113)            8,031              31,509
-------------------------------  -------------------------------     --------------------------------    ----------------

FUND REIMBURSEMENT FEE:                    155               247                  0                 0                   0
-------------------------------  -------------------------------     --------------------------------    ----------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                         14,464            72,509             (9,717)           (5,365)             29,526
-------------------------------  -------------------------------     --------------------------------    ----------------

NET ASSETS:
Beginning of period                     72,509                 0            149,087           154,452                   0
-------------------------------  -------------------------------     --------------------------------    ----------------
End of period *                      $  86,973         $  72,509          $ 139,370         $ 149,087           $  29,526
-------------------------------  -------------------------------     --------------------------------    ----------------

*Including net undistributed
  (overdistributed) investment
  income of:                         $      77         $     307          $   2,305         $  (1,499)          $      19
-------------------------------  -------------------------------     --------------------------------    ----------------


                                 NFJ VALUE
Amounts in thousands             FUND
                                 ----------------
                                      Period from
INCREASE (DECREASE) IN NET            May 8, 2000
  ASSETS FROM:                   to June 30, 2000

OPERATIONS:

Net investment income (loss)            $       5
-------------------------------  ----------------
Net realized gain (loss)                       18
-------------------------------  ----------------
Net change in unrealized
  appreciation (depreciation)                 (54)
-------------------------------  ----------------
Net increase (decrease)
  resulting from operations                   (31)
-------------------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   Institutional Class                         (4)
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
In excess of net investment
   income
   Institutional Class                          0
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
From net realized capital gains
   Institutional Class                          0
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
In excess of net realized
   capital gains
   Institutional Class                          0
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------

Total Distributions                            (4)
-------------------------------  ----------------

FUND SHARE TRANSACTIONS:
Receipts for shares sold
   Institutional Class                        942
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
Issued in reorganization
   Institutional Class                          0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
Issued as reinvestment of
   distributions
   Institutional Class                          4
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
Cost of shares redeemed
   Institutional Class                          0
-------------------------------  ----------------
   Administrative Class                         0
-------------------------------  ----------------
   Other Classes                                0
-------------------------------  ----------------
Net increase (decrease)
  resulting from Fund
  share transactions                          946
-------------------------------  ----------------

FUND REIMBURSEMENT FEE:                         0
-------------------------------  ----------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                               911
-------------------------------  ----------------

NET ASSETS:
Beginning of period                             0
-------------------------------  ----------------
End of period *                         $     911
-------------------------------  ----------------

*Including net undistributed
  (overdistributed) investment
  income of:                            $      19
-------------------------------  ----------------

                                                     SEE ACCOMPANYING NOTES  49

SCHEDULE OF INVESTMENTS
EQUITY INCOME FUND
JUNE 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 96.7%
----------------------------------------------------------------------------------
CAPITAL GOODS 7.7%
Tyco International Ltd.                                  45,000    $         2,132
General Electric Co.                                     35,000              1,855
Weatherford International, Inc.(b)                       35,000              1,393
                                                                   ---------------
                                                                             5,380
COMMUNICATIONS 10.6%
Cox Communications, Inc.                                 35,000              2,150
Nokia Corp. SP - ADR                                     35,000              1,748
GTE Corp.                                                20,000              1,245
SBC Communications, Inc.                                 28,000              1,211
Vodafone Group PLC SP - ADR                              25,000              1,036
                                                                   ---------------
                                                                             7,390
CONSUMER DISCRETIONARY 4.8%
General Motors Corp. `H'                                 25,000              2,194
Wal-Mart Stores, Inc.                                    20,000              1,152
                                                                   ---------------
                                                                             3,346
ENERGY 16.9%
Utilicorp United                                         90,000              2,138
Enron Corp.                                              30,000              1,935
EL Paso Energy Corp.                                     35,000              1,783
Peco Energy Co.                                          40,000              1,613
Exxon Mobil Corp.                                        20,000              1,570
Schlumberger Ltd.                                        20,000              1,493
Cooper Cameron Corp.(b)                                 20,000               1,320
                                                                   ---------------
                                                                            11,852
FINANCIAL & BUSINESS SERVICES 19.4%
Citigroup, Inc.                                          40,000              2,410
Spieker Properties, Inc.                                 42,000              1,932
Boston Properties, Inc.                                  50,000              1,931
Morgan Stanley, Dean Witter, Discover and Co.            20,000              1,665
American International Group, Inc.                       14,000              1,645
Omnicom Group                                            18,000              1,603
American Express                                         30,000              1,564
Federal National Mortgage Association                    15,000                783
                                                                   ---------------
                                                                            13,533
HEALTH CARE 11.1%
Schering-Plough Corp.                                    35,000              1,767
Johnson & Johnson                                        17,000              1,732
Merck & Co., Inc.                                        20,000              1,532
American Home Products Corp.                             25,000              1,469
Medtronic, Inc.                                          25,000              1,245
                                                                   ---------------
                                                                             7,745
TECHNOLOGY 19.8%
EMC Corp.(b)                                             40,000              3,077
Jabil Circuit, Inc.(b)                                   40,000              1,985
Hewlett Packard Co.                                      15,000              1,873
Scientific-Atlanta, Inc.                                 25,000              1,863
Flextronics International Ltd.(b)                        25,000              1,717
Nortel Networks Corp.                                    25,000              1,706
Intel Corp.                                              12,000              1,604
                                                                   ---------------
                                                                            13,825
UTILITIES 6.4%
Calpine Capital Trust II-144A                            35,000              2,538
Duke Energy Corp.                                        35,000              1,973
                                                                   ---------------
                                                                             4,511
                                                                   ---------------
Total Common Stocks                                                         67,582
(Cost $66,147)                                                     ===============


                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 2.9%
----------------------------------------------------------------------------------
TECHNOLOGY 2.9%
Nextel Communications
    5.250% due 01/15/2010                       $         2,000    $         2,030
                                                                   ---------------

Total Convertible Bonds & Notes                                              2,030
(Cost $1,914)                                                      ===============

TOTAL INVESTMENTS(a) 99.6%                                         $        69,612
(Cost $68,061)

OTHER ASSETS AND LIABILITIES (NET) 0.4%                                        297
                                                                   ---------------

NET ASSETS 100.0%                                                  $        69,909
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30,  2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $68,096 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $         3,889

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (2,373)
                                                                   ---------------

Unrealized appreciation-net                                        $         1,516
                                                                   ===============

(b) Non-income producing security.


50 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
VALUE FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 94.0%
----------------------------------------------------------------------------------
AEROSPACE 8.5%
Raytheon Co. `B'                                        305,500    $         5,881
Boeing Co.                                              116,000              4,850
Northrop Grumman Corp.                                   50,000              3,313
                                                                   ---------------
                                                                            14,044
CAPITAL GOODS 4.9%
Deere & Co.                                             220,500              8,159
                                                                   ---------------
COMMUNICATIONS 8.0%
MCI WorldCom, Inc.(b)                                   129,300              5,931
GTE Corp.                                                70,000              4,358
AT&T Corp.                                               95,000              3,003
                                                                   ---------------
                                                                            13,292
CONSUMER DISCRETIONARY 3.1%
Eastman Kodak Co.                                        70,000              4,165
Tupperware Corp.                                         41,000                902
                                                                   ---------------
                                                                             5,067
CONSUMER SERVICES 1.5%
Waste Management, Inc.                                  113,800              2,162
Central Newspapers, Inc. `A'                              6,000                380
                                                                   ---------------
                                                                             2,542
CONSUMER STAPLES 10.9%
Philip Morris Cos., Inc.                                141,600              3,761
Kroger Co.(b)                                           146,100              3,223
Pepsi Bottling Group, Inc.                              100,000              2,919
SUPERVALU, Inc.                                         145,000              2,764
Sara Lee Corp.                                          120,200              2,321
Archer-Daniels-Midland Co.                              195,000              1,913
ConAgra, Inc.                                            61,900              1,180
                                                                   ---------------
                                                                            18,081
ENERGY 9.9%
Petroleo Brasileiro SA                                  170,000              5,136
R & B Falcon Corp.(b)                                   252,000              5,938
Diamond Offshore Drilling, Inc.                         140,000              4,918
Ultramar Diamond Shamrock Corp.                          20,000                496
                                                                   ---------------
                                                                            16,488
FINANCIAL & BUSINESS SERVICES 29.1%
Washington Mutual, Inc.                                 309,600              8,940
Ace Ltd.                                                298,400              8,355
XL Capital Ltd.                                         130,500              7,063
Federal Home Loan Mortgage Corp.                        138,800              5,621
Aon Corp.                                               170,000              5,281
Loews Corp.                                              85,000              5,100
UnumProvident Corp.                                     171,300              3,437
Allstate Corp.                                          120,000              2,670
AmSouth Bancorp                                          63,600              1,002
St. Paul Cos., Inc.                                      25,000                853
                                                                   ---------------
                                                                            48,322
HEALTH CARE 6.6%
Tenet Healthcare Corp.(b)                               265,000              7,155
Aetna, Inc.                                              60,000              3,851
                                                                   ---------------
                                                                            11,006
MATERIALS & PROCESSING 0.5%
International Paper Co.                                  28,000                835
                                                                   ---------------
TECHNOLOGY 2.9%
Xerox Corp.                                             130,000              2,698
Compaq Computer Corp.                                    82,400              2,106
                                                                   ---------------
                                                                             4,804
TRANSPORTATION 2.0%
CSX Corp.                                               160,000              3,390
                                                                   ---------------
UTILITIES 6.1%
PG&E Corp.                                              195,000              4,802
Public Service Enterprise Group, Inc.                   100,000              3,463
DTE Energy Co.                                           60,000              1,834
                                                                   ---------------
                                                                            10,099
                                                                   ---------------
Total Common Stocks                                                        156,129
(Cost $157,108)                                                    ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.8%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.8%
State Street Bank
    5.850% due 07/03/2000                       $         6,355    $         6,355
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $6,484.
    Repurchase proceeds are $6,358.)
                                                                   ---------------
Total Short-Term Instruments                                                 6,355
(Cost $6,355)                                                      ===============

TOTAL INVESTMENTS(a) 97.8%                                         $       162,484
(Cost $163,463)

OTHER ASSETS AND LIABILITIES (NET) 2.2%                                      3,689
                                                                   ---------------

NET ASSETS 100.0%                                                  $       166,173
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $163,839 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $         7,458

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (8,813)
                                                                   ---------------

Unrealized depreciation-net                                        $        (1,355)
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 51

SCHEDULE OF INVESTMENTS
RENAISSANCE FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 94.9%
----------------------------------------------------------------------------------
AEROSPACE 6.3%
Orbital Sciences Corp.(b)                               890,400    $        10,852
Raytheon Co. `B'                                        480,000              9,240
Litton Industries, Inc.(b)                              131,700              5,531
Raytheon Co. `A'                                        230,000              4,470
                                                                   ---------------
                                                                            30,093
CAPITAL GOODS 5.6%
CNH Global NV                                         2,016,800             18,655
Metso OYJ                                               665,400              8,004
                                                                   ---------------
                                                                            26,659
COMMUNICATIONS 1.8%
Loral Space & Communications Ltd.(b)                    839,500              5,824
MCI WorldCom, Inc.(b)                                    60,000              2,753
                                                                   ---------------
                                                                             8,577
CONSUMER DISCRETIONARY 5.2%
Tupperware Corp.                                        937,000             20,614
American Greetings Corp. `A'                            230,000              4,370
                                                                   ---------------
                                                                            24,984
CONSUMER STAPLES 12.4%
Suiza Foods Corp.(b)                                    253,400             12,385
Tate & Lyle PLC                                       2,215,387             11,062
Tyson Foods, Inc.                                     1,191,200             10,423
Great Atlantic & Pacific Tea Co., Inc.                  568,700              9,454
Philip Morris Cos., Inc.                                260,000              6,906
Corn Products International, Inc.                       191,400              5,072
Dean Foods Co.                                          103,900              3,292
Universal Foods                                          20,000                386
                                                                   ---------------
                                                                            58,980
ENERGY 8.5%
R & B Falcon Corp.(b)                                   661,000             15,575
Petroleo Brasileiro SA                                  330,000              9,970
Diamond Offshore Drilling, Inc.                         200,000              7,025
Ultramar Diamond Shamrock Corp.                         203,500              5,049
Tidewater, Inc.                                          85,000              3,060
                                                                   ---------------
                                                                            40,679
ENVIRONMENTAL SERVICES 0.9%
Republic Services, Inc.(b)                              283,100              4,530
                                                                   ---------------
FINANCIAL & BUSINESS SERVICES 21.7%
Ace Ltd.                                                924,500             25,886
Washington Mutual, Inc.                                 790,000             22,811
Everest Re Group Ltd.                                   338,200             11,118
Loews Corp.                                             157,000              9,420
UnumProvident Corp.                                     380,000              7,624
Federal Home Loan Mortgage Corp.                        140,000              5,670
Aon Corp.                                               142,700              4,433
Sovereign Bancorp, Inc.                                 600,000              4,219
XL Capital Ltd.                                          74,300              4,021
St. Paul Cos., Inc.                                      85,800              2,928
Pacific Century Financial Corp.                         185,300              2,710
AmeriCredit Corp.(b)                                    130,700              2,222
Fremont General Corp.                                   257,000              1,012
                                                                   ---------------
                                                                           104,074
HEALTH CARE 11.6%
Foundation Health Systems, Inc. `A'(b)                2,109,100             27,418
Aetna, Inc.                                             252,600             16,214
Tenet Healthcare Corp.(b)                               436,900             11,796
                                                                   ---------------
                                                                            55,428
MATERIALS & PROCESSING 7.9%
IMC Global, Inc.                                        834,000             10,842
Ispat International NV                                  782,800              7,437
Gaylord Container Corp. `A'(b)                        2,194,200              5,897
Ucar International, Inc(b)                              416,600              5,442
Mercer International, Inc.                              496,800              4,130
Buenaventura SA                                         126,500              2,190
Crompton Corp.                                          138,800              1,700
                                                                   ---------------
                                                                            37,638
TECHNOLOGY 3.1%
Arrow Electronics, Inc.(b)                              412,600             12,791
Fluor Corp.                                              34,800              1,100
Xerox Corp.                                              39,900                828
                                                                   ---------------
                                                                            14,719
TRANSPORTATION 1.2%
CSX Corp.                                               276,500              5,858
                                                                   ---------------
UTILITIES 8.7%
Niagara Mohawk Holdings, Inc.(b)                      1,380,200    $        19,236
Western Resources, Inc.                                 618,500              9,587
PG&E Corp.                                              150,000              3,694
Entergy Corp.                                           120,000              3,263
Edison International                                    150,000              3,075
CMS Energy Corp.                                        122,500              2,710
                                                                   ---------------
                                                                            41,565
                                                                   ---------------
Total Common Stocks                                                        453,784
(Cost $459,783)                                                    ===============

                                                      Principal
                                                         Amount
                                                         (000s)
----------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.9%
----------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.9%
APP Finance VI Mauritius Ltd.
    0.000% due 11/18/2012                       $        18,000              3,038
    3.500% due 04/30/2003                                 1,000                734
APP Global Finance Ltd.
    2.000% due 07/25/2000                                   500                611
                                                                   ---------------

Total Convertible Bonds & Notes                                              4,383
(Cost $4,808)                                                      ===============


                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.7%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.7%
State Street Bank
    5.850% due 07/03/2000                                17,875             17,875
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $18,236.
    Repurchase proceeds are $17,884.)
                                                                   ---------------
Total Short-Term Instruments                                                17,875
(Cost $17,875)                                                     ===============

TOTAL INVESTMENTS(a) 99.5%                                         $       476,042
(Cost $482,466)

OTHER ASSETS AND LIABILITIES (NET) 0.5%                                      2,164
                                                                   ---------------
NET ASSETS 100.0%                                                  $       478,206
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $494,049 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
overtax cost.                                                      $        50,385

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (68,392)
                                                                   ---------------

Unrealized depreciation-net                                        $       (18,007)
                                                                   ===============

(b) Non-income producing security.


52 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
GROWTH FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 98.9%
----------------------------------------------------------------------------------
CAPITAL GOODS 3.9%
General Electric Co.                                  1,500,000    $        79,500
Tyco International Ltd.                                 750,000             35,531
                                                                   ---------------
                                                                           115,031
COMMUNICATIONS 8.8%
Nokia Corp. SP - ADR                                  3,500,000            174,781
Telefonaktiebolaget LM Ericsson SP - ADR              2,500,000             50,000
AT&T Corp. - Liberty Media Group `A'(b)               1,300,000             31,525
                                                                   ---------------
                                                                           256,306
CONSUMER DISCRETIONARY 7.5%
Wal-Mart Stores, Inc.                                 1,500,000             86,438
Home Depot, Inc.                                      1,000,000             49,937
Kohls Corp.(b)                                          800,000             44,500
Clear Channel Communications(b)                         500,000             37,500
                                                                   ---------------
                                                                           218,375
ENERGY 4.3%
Enron Corp.                                           1,500,000             96,750
AES Corp.(b)                                            600,000             27,375
                                                                   ---------------
                                                                           124,125
FINANCIAL & BUSINESS SERVICES 18.7%
Morgan Stanley, Dean Witter, Discover and Co.         1,500,000            124,875
Citigroup, Inc.                                       1,750,000            105,438
Omnicom Group                                         1,000,000             89,062
American International Group, Inc.                      750,000             88,125
American Express                                      1,500,000             78,187
Northern Trust Corp.                                    500,000             32,531
Federal National Mortgage Association                   500,000             26,094
                                                                   ---------------
                                                                           544,312
HEALTH CARE 12.1%
Genentech, Inc.(b)                                      500,000             86,000
Johnson & Johnson                                       800,000             81,500
Amgen, Inc.(b)                                        1,000,000             70,250
Pfizer, Inc.                                          1,000,000             48,000
Schering-Plough Corp.                                   750,000             37,875
Medtronic, Inc.                                         600,000             29,887
                                                                   ---------------
                                                                           353,512
TECHNOLOGY 43.6%
EMC Corp.(b)                                          3,000,000            230,812
Cisco Systems, Inc.(b)                                2,500,000            158,906
Nortel Networks Corp.                                 2,000,000            136,500
JDS Uniphase Corp.(b)                                 1,000,000            119,875
Sun Microsystems, Inc.(b)                             1,000,000             90,938
Texas Instruments, Inc.                               1,000,000             68,688
Corning, Inc.                                           250,000             67,469
Oracle Corp.(b)                                         800,000             67,250
Intel Corp.                                             400,000             53,475
Comverse Technology, Inc.(b)                            500,000             46,500
Applied Materials, Inc.(b)                              500,000             45,313
Broadcom Corp.(b)                                       200,000             43,788
SDL, Inc.(b)                                            150,000             42,778
Applied Micro Circuits Corp.(b)                         350,000             34,563
Flextronics International Ltd.(b)                       500,000             34,344
Network Appliance, Inc.(b)                              400,000             32,200
                                                                   ---------------
                                                                         1,273,399
                                                                   ---------------
Total Common Stocks                                                      2,885,060
(Cost $1,771,224)                                                  ===============



                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
----------------------------------------------------------------------------------
INDUSTRIALS 0.0%
Cabbell Financial Grantor Trust(c)
    7.187% due 12/31/2002                       $           363    $           181
                                                                   ---------------
Total Corporate Bonds & Notes                                                  181
(Cost $361)                                                        ===============

----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.0%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 1.0%
State Street Bank
    5.850% due 07/03/2000                                30,194              30,194
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.125% due  02/13/2004  valued at $30,800.
    Repurchase proceeds are $30,209.)
                                                                   ---------------
Total Short-Term Instruments                                                30,194
(Cost $30,194)                                                     ===============

TOTAL INVESTMENTS(a) 99.9%                                         $     2,915,435
(Cost $1,801,779)

OTHER ASSETS AND LIABILITIES (NET) 0.1%                                      2,663
                                                                   ---------------

NET ASSETS 100.0%                                                  $     2,918,098
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the  net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,803,018 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $     1,135,113

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (22,696)
                                                                   ---------------

Unrealized appreciation-net                                        $     1,112,417
                                                                   ===============

(b) Non-income producing security.

(c) Illiquid securities.


                                                       SEE ACCOMPANYING NOTES 53

SCHEDULE OF INVESTMENTS
SELECT GROWTH FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 91.1%
----------------------------------------------------------------------------------
COMMUNICATIONS 4.5%
Nokia Corp. SP - ADR                                     15,000    $           749
                                                                   ---------------

CONSUMER DISCRETIONARY 5.1%
Wal-Mart Stores, Inc.                                    15,000                864
                                                                   ---------------

ENERGY 3.8%
Enron Corp.                                              10,000                645
                                                                   ---------------

FINANCIAL & BUSINESS SERVICES 17.2%
American International Group, Inc.                       10,000              1,175
Citigroup, Inc.                                          15,000                904
Morgan Stanley, Dean Witter, Discover and Co.            10,000                833
                                                                   ---------------
                                                                             2,912
HEALTH CARE 13.7%
Genentech, Inc.(b)                                        7,500              1,290
Johnson & Johnson                                        10,000              1,019
                                                                   ---------------
                                                                             2,309
TECHNOLOGY 46.8%
Corning, Inc.                                             5,000              1,349
EMC Corp.(b)                                             15,000              1,154
Nortel Networks Corp.                                    15,000              1,024
Cisco Systems, Inc.(b)                                   15,000                953
Comverse Technology, Inc.(b)                             10,000                930
Sun Microsystems, Inc.(b)                                10,000                909
JDS Uniphase Corp.(b)                                     7,500                899
Texas Instruments, Inc.                                  10,000                687
                                                                   ---------------
                                                                             7,905
                                                                   ---------------
Total Common Stocks                                                         15,384
(Cost $14,220)                                                     ===============

----------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 9.4%
----------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 9.4%
State Street Bank
    5.850% due  07/03/2000                           $    1,591              1,591
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $1,626.
    Repurchase proceeds are $1,592.)
                                                                   ---------------
Total Short-Term Instruments                                                 1,591
(Cost $1,591)                                                      ===============

TOTAL INVESTMENTS(a) 100.5%                                        $        16,975
(Cost $15,811)

OTHER ASSETS AND LIABILITIES (NET) (0.5%)                                      (93)
                                                                   ---------------

NET ASSETS 100.0%                                                  $        16,882
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $15,814 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $         1,405

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                              (244)
                                                                   ---------------

Unrealized appreciation-net                                        $         1,161
                                                                   ===============

(b) Non-income producing security.


54 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
TARGET FUND
June 30, 2000


                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 94.6%
---------------------------------------------------------------------------------

CAPITAL GOODS 4.3%
Waters Corp.(b)                                         400,000    $        49,925
Millipore Corp.                                         400,000             30,150
Weatherford International, Inc.(b)                      400,000             15,925
                                                                   ---------------
                                                                            96,000
COMMUNICATIONS 5.5%
WinStar Communications, Inc.(b)                       1,100,000             37,263
Echostar Communications Corp. `A'(b)                    900,000             29,798
Nextlink Communications, Inc. `A'(b)                    550,000             20,866
Worldgate Communications, Inc.(b)                     1,000,000             17,750
Pinnacle Holdings, Inc.(b)                              325,000             17,550
                                                                   ---------------
                                                                           123,227
CONSUMER DISCRETIONARY 5.5%
Emmis Broadcasting Corp. `A'(b)                         750,000             31,031
Concord EFS, Inc.(b)                                  1,000,000             26,000
B.J.'s Wholesale Club, Inc.(b)                          700,000             23,100
Harley-Davidson, Inc.                                   600,000             23,100
Tiffany & Co.                                           300,000             20,250
                                                                   ---------------
                                                                           123,481
CONSUMER SERVICES 1.3%
Pegasus Communications Corp.(b)                         600,000             29,438
                                                                   ---------------
ENERGY 1.3%
Cooper Cameron Corp.(b)                                 300,000             19,800
Grant Prideco, Inc.(b)                                  400,000             10,000
                                                                   ---------------
                                                                            29,800
FINANCIAL & BUSINESS SERVICES 3.5%
Young & Rubicam, Inc.                                   500,000             28,594
Robert Half International, Inc.(b)                    1,000,000             28,500
Ace Ltd.                                                750,000             21,000
                                                                   ---------------
                                                                            78,094
HEALTH CARE 14.0%
Minimed, Inc.(b)                                        600,000             70,800
MedImmune, Inc.(b)                                      720,000             53,280
Cytyc Corp.(b)                                          800,000             42,700
Allergan, Inc.                                          450,000             33,525
Alkermes, Inc.(b)                                       700,000             32,988
Immunex Corp.(b)                                        500,000             24,719
Biogen, Inc.(b)                                         300,000             19,350
Sepracor, Inc.(b)                                       150,000             18,094
Shire Pharmaceuticals PLC SP - ADR(b)                   325,000             16,859
                                                                   ---------------
                                                                           312,315
TECHNOLOGY 53.6%
SDL, Inc.(b)                                            500,000            142,594
Comverse Technology, Inc.(b)                          1,100,000            102,300
Sanmina Corp.(b)                                      1,000,000             85,500
Jabil Circuit, Inc.(b)                                1,600,000             79,400
E-Tek Dynamics, Inc.(b)                                 225,000             59,358
PMC - Sierra, Inc.(b)                                   300,000             53,306
Ciena Corp.(b)                                          300,000             50,006
Network Appliance, Inc.(b)                              600,000             48,300
JDS Uniphase Corp.(b)                                   350,000             41,956
Amdocs Ltd.(b)                                          525,000             40,294
RF Micro Devices, Inc.(b)                               450,000             39,431
Rational Software Corp.(b)                              400,000             37,175
Altera Corp.(b)                                         350,000             35,678
Redback Networks, INC.(b)                               200,000             35,600
Maxim Integrated Products, Inc.(b)                      500,000             33,969
Applied Micro Circuits Corp.(b)                         300,000             29,625
Teradyne, Inc.(b)                                       400,000             29,400
CommScope, Inc.(b)                                      700,000             28,700
LSI Logic Corp.(b)                                      500,000             27,063
Scientific-Atlanta, Inc.                                350,000             26,075
Metromedia Fiber Network, Inc. `A'(b)                   650,000             25,797
American Tower Corp. `A'(b)                             550,000             22,928
Cree, Inc.(b)                                           150,000             20,025
TranSwitch Corp.(b)                                     250,000             19,297
ANTEC Corp.(b)                                          400,000             16,625
Sirius Satellite Radio, Inc.(b)                         350,000             15,509
Gilat Satellite Networks Ltd.(b)                        200,000             13,875
Ulticom, Inc.(b)                                        500,000             12,008
Digital Lightwave, Inc.(b)                              100,000             10,050
Fairchild Semiconductor International, Inc. `A'(b)      175,000              7,088
Exfo Electro Optical Engineering, Inc.(b)               125,000              5.484
                                                                   ---------------
                                                                         1,194,416
TRANSPORTATION 1.2%
Kansas City Southern Industries, Inc.                   300,000             26,606
                                                                   ---------------
UTILITIES 4.4%
Calpine Corp.(b)                                      1,200,000             78,900
Avista Corp.                                          1,025,000             17,872
                                                                   ---------------
                                                                            96,772
                                                                   ---------------
Total Common Stocks                                                      2,110,149
(Cost $$1,146,692)                                                 ===============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.6%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 5.6%
State Street Bank
    5.850% due 07/03/2000                             $ 125,130            125,130
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $51,003.
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $51,003, and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $25,634.
    Repurchase proceeds are $125,190.)
                                                                   ---------------
Total Short-Term Instruments                                               125,130
(Cost $$125,130)                                                   ===============

TOTAL INVESTMENTS(a) 100.2%                                        $     2,235,279
(Cost $$1,271,822)

OTHER ASSETS AND LIABILITIES (NET) (0.2%)                                   (4,507)
                                                                   ---------------

NET ASSETS 100.0%                                                  $     2,230,772
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,274,653 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $     1,005,376

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (44,750)
                                                                   ---------------

Unrealized appreciation-net                                        $       960,626
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 55

SCHEDULE OF INVESTMENTS
MID-CAP EQUITY FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 89.7%
----------------------------------------------------------------------------------
CAPITAL GOODS 8.7%
General Electric Co.                                      3,000    $           159
Tyco International Ltd.                                   3,000                142
Waters Corp.(b)                                           1,000                125
                                                                   ---------------
                                                                               426
COMMUNICATIONS 2.9%
WinStar Communications, Inc.(b)                           2,700                 91
Echostar Communications Corp.(b)                          1,600                 53
                                                                   ---------------
                                                                               144
ENERGY 16.4%
EL Paso Energy Corp.                                      4,000                204
Valero Energy Corp.                                       5,500                174
Nabors Industries, Inc.(b)                                3,800                158
Rowan Cos., Inc.(b)                                       3,800                115
Exxon Mobil Corp.                                         1,000                 79
Gulf Canada Resources Ltd.(b)                            15,600                 75
                                                                   ---------------
                                                                               805
FINANCIAL & BUSINESS SERVICES 17.1%
Ace Ltd.                                                  5,800                162
Boston Properties, Inc.                                   3,500                135
Citigroup, Inc.                                           2,000                121
American International Group, Inc.                        1,000                118
Young & Rubicam, Inc                                      1,500                 86
Everest Re Group Ltd.                                     2,600                 85
St. Paul Cos., Inc.                                       2,000                 68
Simon Property Group, Inc.                                3,000                 67
                                                                   ---------------
                                                                               842
HEALTH CARE 14.9%
Johnson & Johnson                                         2,000                203
Minimed, Inc.(b)                                          1,600                189
American Home Products Corp.                              2,000                118
MedImmune, Inc.(b)                                        1,500                111
Tenet Healthcare Corp.(b)                                 4,100                111
                                                                   ---------------
                                                                               732
MATERIALS & PROCESSING 1.5%
Ucar International, Inc.(b)                               5,500                 72
                                                                   ---------------
TECHNOLOGY 25.3%
Comverse Technology, Inc.(b)                              2,000                186
PMC - Sierra, Inc.(b)                                     1,000                178
SDL, Inc.(b)                                                500                143
Arrow Electronics, Inc.(b)                                4,000                124
JDS Uniphase Corp.(b)                                     1,000                120
Jabil Circuit, Inc.(b)                                    2,400                119
EMC Corp.(b)                                              1,500                115
RF Micro Devices, Inc.(b)                                 1,200                105
Teradyne, Inc.(b)                                         1,200                 88
LSI Logic Corp.(b)                                        1,200                 65
                                                                   ---------------
                                                                             1,243
UTILITIES 2.9%
Duke Energy Corp.                                         2,500                141
                                                                   ---------------

Total Common Stocks                                                          4,405
(Cost $3,493)                                                      ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 10.3%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 10.3%
State Street Bank
    5.850% due 07/03/2000                             $     507    $           507
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.250% due 11/20/2001 valued at $519.
    Repurchase proceeds are $507.)
                                                                   ---------------
Total Short-Term Instruments                                                   507
(Cost $507)                                                        ===============

TOTAL INVESTMENTS(a) 100.0%                                                 $4,912
(Cost $$4,000)

OTHER ASSETS AND LIABILITIES (NET) 0.0%                                          2
                                                                   ---------------
NET ASSETS 100.0%                                                  $         4,914
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $4,000 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $         1,080

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                   (168)
                                                                   ---------------
Unrealized appreciation-net                                        $           912
                                                                   ===============

(b) Non-income producing security.


56 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
OPPORTUNITY FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 96.3%
----------------------------------------------------------------------------------
COMMUNICATIONS 5.8%
WinStar Communications, Inc.(b)                         454,550    $        15,398
True North Communications                               239,200             10,525
Worldgate Communications, Inc.(b)                       214,600              3,809
Millicom International Cellular SA(b)                    92,300              3,231
Pinnacle Holdings, Inc.(b)                               51,100              2,759
                                                                   ---------------
                                                                            35,722
CONSUMER DISCRETIONARY 5.1%
Whitehall Jewellers, Inc.(b)                            298,000              5,550
Ann Taylor Stores Corp.(b)                              160,100              5,303
B.J.'s Wholesale Club, Inc.(b)                          155,300              5,125
International Game Technology(b)                        175,600              4,653
Linens`n Things, Inc.(b)                                148,300              4,023
MSC Industrial Direct Co., Inc.                         188,500              3,947
Ultimate Electronics, Inc.(b)                           123,400              3,307
                                                                   ---------------
                                                                            31,908
CONSUMER SERVICES 4.6%
Avis Rent-A-Car, Inc.(b)                                626,975             11,755
SFX Entertainment, Inc. `A'(b)                          192,450              8,720
Corporate Executive Board Co.(b)                        137,600              8,239
                                                                   ---------------
                                                                            28,714
ENERGY 8.6%
Newpark Resources, Inc.(b)                            1,095,600             10,340
Veritas DGC, Inc.(b)                                    320,300              8,328
Grey Wolf, Inc.(b)                                    1,375,000              6,875
Grant Prideco, Inc.(b)                                  260,300              6,508
Ocean Energy, Inc.(b)                                   422,700              5,997
Key Energy Group, Inc.(b)                               552,600              5,319
NATCO Group, Inc.(b)                                    551,200              5,202
Core Laboratories N.V.(b)                               164,000              4,756
                                                                   ---------------
                                                                            53,325
ENVIRONMENTAL SERVICES 2.0%
Waste Connections, Inc.(b)                              383,000              7,564
Syntroleum Corp.(b)                                     267,500              4,581
                                                                   ---------------
                                                                            12,145
FINANCIAL & BUSINESS SERVICES 7.0%
Meristar Hospitality Corp.                              365,600              7,678
Korn/Ferry International(b)                             222,100              7,038
Golden State Bancorp, Inc.(b)                           369,200              6,646
Modem Media Poppe Tyson, Inc.(b)                        426,200              5,301
Teletech Holdings, Inc.(b)                              164,100              5,097
Bank United Corp. `A'                                   128,700              4,529
Rare Medium Group, Inc.(b)                              220,800              3,491
Metris Companies, Inc.                                  134,950              3,391
                                                                   ---------------
                                                                            43,171
HEALTH CARE 10.9%
Alpharma, Inc.                                          142,200              8,852
Medicis Pharmaceutical `A'(b)                           154,800              8,824
Renal Care Group, Inc.(b)                               338,400              8,275
Cell Therapeutics, Inc.(b)                              240,467              7,364
Alkermes, Inc.(b)                                       151,300              7,130
INAMED Corp.(b)                                         158,000              5,787
Health Management Associates, Inc. `A'(b)               427,200              5,580
Noven Pharmaceuticals, Inc.(b)                          163,300              4,909
Cytyc Corp.(b)                                           78,800              4,206
Province Healthcare Co.(b)                               92,700              3,349
Medarex, Inc.(b)                                         37,300              3,152
                                                                   ---------------
                                                                            67,428
TECHNOLOGY 52.3%
Art Technology Group, Inc.(b)                           121,300             12,244
Netro Corp.(b)                                          210,300             12,066
Aeroflex, Inc.(b)                                       232,750             11,565
TranSwitch Corp.(b)                                     149,250             11,520
Kana Communications, Inc.(b)                            185,900             11,503
Varian Semiconductor Equipment(b)                       176,700             11,099
Digital Microwave Corp.(b)                              284,900             10,862
Informatica Corp.(b)                                    132,300             10,840
Active Software, Inc.(b)                                136,900             10,634
Motient Corp.(b)                                        631,200              9,902
Getty Images, Inc.(b)                                   254,000              9,414
Optimal Robotics Corp.(b)                               242,800              9,317
DDI Corp.(b)                                            315,700              8,997
Documentum, Inc.(b)                                      97,300              8,696
L-3 Communications Holdings, Inc.(b)                    150,200              8,571
Telcom Semiconductor, Inc.(b)                           209,000              8,438
Mercury Interactive Corp.(b)                             86,000              8,321
Advanced Energy Industries(b)                           139,800              8,239
Sirius Satellite Radio, Inc.(b)                         183,400              8,127
Packeteer, Inc.(b)                                      270,700              7,884
Fairchild Semiconductor International, Inc.(b)          192,200              7,784
Espeed, Inc.(b)                                         171,700              7,458
Bookham Technology PLC(b)                               119,900              7,104
Digene Corp.(b)                                         171,500              6,924
FuelCell Energy, Inc.(b)                                 98,100              6,775
Trimble Navigation Ltd.(b)                              120,900              5,901
Ulticom, Inc.(b)                                        234,900              5,641
iBEAM Broadcasting Corp.(b)                             305,000              5,490
Network Plus Corp.(b)                                   376,400              5,340
MKS Instruments, Inc.(b)                                134,800              5,274
GetThere.com, Inc.(b)                                   495,900              5,238
Exfo Electro Optical Engineering, Inc.(b)               115,100              5,050
CBT Group PLC SP - ADR(b)                                95,600              4,588
Zixit Corp.                                              98,400              4,533
Electro Scientific Industries, Inc.(b)                  100,400              4,421
Elantec Semiconductor, Inc.(b)                           62,000              4,317
Lam Research Corp.(b)                                   114,700              4,301
Capstone Turbine Corp.(b)                                89,700              4,042
Cysive, Inc.(b)                                         156,000              3,725
Be Free, Inc.(b)                                        376,100              3,385
SCG Holding Corp.(b)                                    154,100              3,371
Westell Technologies, Inc.(b)                           198,500              2,978
Repligen Corp.(b)                                       347,826              2,185
Discovery Laboratories, Inc.(b)                         461,538              2,077
Charles River Laboratories International, Inc.(b)        67,800              1,504
Eloyalty Corp.(b)                                       113,300              1,445
Precise Software Solutions Ltd.(b)                       59,600              1,430
Stratos Lightwave, Inc.(b)                               46,300              1,291
StorageNetworks, Inc.(b)                                 11,100              1,002
Virage, Inc.(b)                                          50,700                916
                                                                   ---------------
                                                                           323,729
                                                                   ---------------
Total Common Stocks                                                        596,142
(Cost $483,480)                                                    ===============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.6%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 5.6%
State Street Bank
    5.850% due 07/03/2000                             $  34,795             34,795
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.125% due 02/13/2004 valued at $35,493.
    Repurchase proceeds are $34,812.)
                                                                   ---------------
Total Short-Term Instruments                                                34,795
(Cost $34,795)

TOTAL INVESTMENTS(a) 101.9%                                        $       630,937
(Cost $518,275)

OTHER ASSETS AND LIABILITIES (NET) (1.9%)                                  (11,918)
                                                                   ---------------

NET ASSETS 100.0%                                                  $       619,019
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $522,688 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $       136,475

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (28,226)
                                                                   ---------------

Unrealized appreciation-net                                        $       108,249
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 57

SCHEDULE OF INVESTMENTS
INNOVATION FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 98.5%
----------------------------------------------------------------------------------
COMMUNICATIONS 9.3%
Nokia Corp. SP - ADR                                  3,148,000    $       157,203
Telefonaktiebolaget LM Ericsson SP - ADR              6,850,000            137,000
ADC Telecommunication, Inc.(b)                        1,075,000             90,166
Next Level Communications, Inc.(b)                      772,500             66,242
Alcatel Alsthom SP - ADR                                850,000             56,525
                                                                   ---------------
                                                                           507,136
CONSUMER DISCRETIONARY 4.0%
Gemstar International Group Ltd.(b)                   2,746,000            168,750
General Motors Corp. `H'                                560,000             49,140
                                                                   ---------------
                                                                           217,890
HEALTH CARE 4.3%
MedImmune, Inc.(b)                                    1,350,000             99,900
Forest Laboratories `A'(b)                              909,000             91,809
IDEC Pharmaceuticals Corp.(b)                           392,800             46,080
                                                                   ---------------
                                                                           237,789
TECHNOLOGY 80.9%
Micron Technology, Inc.(b)                            2,610,000            229,843
Siebel Systems, Inc.(b)                               1,305,200            213,482
Intel Corp.                                           1,480,000            197,858
Cisco Systems, Inc.(b)                                3,040,000            193,230
E-Tek Dynamics, Inc.(b)                                 706,300            186,331
Ciena Corp.(b)                                        1,085,000            180,856
Oracle Corp.(b)                                       2,019,000            169,722
Juniper Networks, Inc.(b)                             1,126,200            163,932
Nortel Networks Corp.                                 2,400,000            163,800
Redback Networks, Inc.(b)                               910,400            162,051
Brocade Communications Systems, Inc.(b)                 867,200            159,118
Xilinx, Inc.(b)                                       1,830,000            151,089
Applied Materials, Inc.(b)                            1,571,600            142,426
ASM Lithography Holding(b)                            3,179,100            140,278
Veritas Software Corp.(b)                             1,148,450            129,793
Dell Computer Corp.(b)                                2,450,000            120,816
Sycamore Networks, Inc.(b)                            1,085,000            119,757
Tibco Software, Inc.(b)                               1,020,600            109,443
Vignette Corp.(b)                                     2,050,000            106,632
Check Point Software Technologies Ltd.(b)               500,000            105,875
National Semiconductor Corp.(b)                       1,810,000            102,718
Rational Software Corp.(b)                            1,061,500             98,653
I2 Technologies, Inc.(b)                                920,200             95,945
Portal Software, Inc.(b)                              1,465,000             93,577
Broadvision, Inc.(b)                                  1,771,100             89,994
Network Appliance, Inc.(b)                            1,100,000             88,550
Texas Instruments, Inc.                               1,240,000             85,173
JDS Uniphase Corp.(b)                                   618,000             74,083
SDL, Inc.(b)                                            250,000             71,297
Ariba, Inc.(b)                                          589,600             57,808
Sun Microsystems, Inc.(b)                               628,400             57,145
RF Micro Devices, Inc.(b)                               627,500             54,985
EMC Corp.(b)                                            670,000             51,548
Extreme Networks, Inc.(b)                               397,500             41,936
Infospace, Inc.(b)                                      700,000             38,675
Phone.com, Inc.(b)                                      547,300             35,643
Analog Devices, Inc.(b)                                 410,000             31,160
Vitesse Semiconductor Co.(b)                            400,000             29,425
Foundry Networks, Inc.(b)                               260,000             28,730
PE Corp.-PE Biosystems Group                            380,000             25,032
Flextronics International Ltd.(b)                       275,000             18,889
Digital Microwave Corp.(b)                              400,000             15,250
                                                                   ---------------
                                                                         4,432,548
                                                                   ---------------
Total Common Stocks                                                      5,395,363
(Cost $3,710,170)                                                  ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.1%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 2.1%
State Street Bank
    5.850% due 07/03/2000                             $ 113,785    $       113,785
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Corporation
    6.390% due 10/01/2008 valued at $51,000.
    Federal Home Loan Bank
    5.823% due 05/06/2009 valued at $51,000, and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $14,064.
    Repurchase proceeds are $113,840.)
                                                                   ---------------
Total Short-Term Instruments                                               113,785
(Cost $113,785)                                                    ===============

TOTAL INVESTMENTS(a) 100.6%                                        $     5,509,148
(Cost $3,823,955)

OTHER ASSETS AND LIABILITIES (NET) (0.6%)                                  (29,992)
                                                                   ---------------
NET ASSETS 100.0%                                                  $     5,479,156
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,914,225 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $     1,746,367

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (151,444)
                                                                   ---------------

Unrealized appreciation-net                                        $     1,594,923
                                                                   ===============

(b) Non-income producing security.


58 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
GLOBAL INNOVATION FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 93.2%
----------------------------------------------------------------------------------
CAPITAL GOODS 1.2%
Waters Corp.(b)                                          10,000    $         1,248
                                                                   ---------------
COMMUNICATIONS 7.3%
Nokia Corp. SP - ADR                                     40,000              1,998
Alcatel Alsthom SP - ADR                                 29,000              1,929
ADC Telecommunication, Inc.(b)                           18,000              1,510
Telefonaktiebolaget LM Ericsson SP - ADR                 70,000              1,400
SK Telecom Co. Ltd. SP - ADR                             21,000                763
                                                                   ---------------
                                                                             7,600
HEALTH CARE 10.3%
IDEC Pharmaceuticals Corp.(b)                            19,000              2,229
Elan Corp. PLC(b)                                        42,000              2,034
Genentech, Inc.(b)                                       11,000              1,892
Ivax Corp.(b)                                            36,000              1,494
Teva Pharmaceutical Industries Ltd.                      20,000              1,109
QLT Phototherapeutics, Inc.(b)                           13,600              1,051
COR Therapeutics, Inc.(b)                                12,000              1,024
                                                                   ---------------
                                                                            10,833
TECHNOLOGY 74.4%
Juniper Networks, Inc.(b)                                23,800              3,464
Nortel Networks Corp.                                    45,000              3,071
Intel Corp.                                              20,400              2,727
EMC Corp.(b)                                             32,000              2,462
Cisco Systems, Inc.(b)                                   38,100              2,422
Redback Networks, Inc.(b)                                13,000              2,314
I2 Technologies, Inc.(b)                                 22,000              2,294
BEA Systems, Inc.(b)                                     46,000              2,274
Dell Computer Corp.(b)                                   46,000              2,268
Veritas Software Corp.(b)                                20,000              2,260
E-Tek Dynamics, Inc.(b)                                   8,500              2,242
Extreme Networks, Inc.(b)                                21,000              2,216
Brocade Communications Systems, Inc.(b)                  11,700              2,147
Flextronics International Ltd.(b)                        28,500              1,958
Applied Micro Circuits Corp.(b)                          19,000              1,876
Sycamore Networks, Inc.                                  17,000              1,876
Oracle Corp.(b)                                          22,000              1,849
Micron Technology, Inc.(b)                               21,000              1,849
Bookham Technology PLC(b)                                31,000              1,837
Tibco Software, Inc.(b)                                  17,000              1,823
Micromuse, Inc.(b)                                       11,000              1,820
Siebel Systems, Inc.(b)                                  11,100              1,816
Rational Software Corp.(b)                               19,000              1,766
Broadcom Corp.(b)                                         7,500              1,642
Aether Systems, Inc.(b)                                   8,000              1,640
Sun Microsystems, Inc.(b)                                18,000              1,637
Altera Corp.(b)                                          15,200              1,548
Applied Materials, Inc.(b)                               16,900              1,532
Scientific-Atlanta, Inc.                                 20,000              1,490
SDL, Inc.(b)                                              5,000              1,426
Texas Instruments, Inc.                                  20,000              1,374
Teradyne, Inc.(b)                                        18,500              1,360
ASM Lithography Holding(b)                               30,000              1,324
Dialog Semiconductor Ltd.(b)                             25,000              1,256
China Telecom (Hong Kong) Ltd.(b)                         7,000              1,245
Proxim, Inc.(b)                                          12,000              1,188
Inktomi Corp.(b)                                          9,500              1,123
QLogic Corp.(b)                                          15,500              1,024
Maxim Integrated Products, Inc.(b)                       14,100                958
PE Corp.-Celera Genomics Group(b)                        10,000                935
Integrated Device Technology, Inc.(b)                    15,000                898
Yahoo, Inc.(b)                                            7,000                867
Comverse Technology, Inc.(b)                              9,000                837
Apple Computer, Inc.(b)                                  15,000                786
Broadvision, Inc.(b)                                     15,000                762
Interwoven, Inc.(b)                                       3,000                329
StorageNetworks, Inc.(b)                                  1,900                171
                                                                   ---------------
                                                                            77,983
                                                                   ---------------
Total Common Stocks                                                         97,664
(Cost $87,088)                                                     ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 7.6%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 7.6%
State Street Bank
    5.850% due 07/03/2000                             $   7,962     $        7,962
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $8,125.
    Repurchase proceeds are $7,966.)
                                                                   ---------------
Total Short-Term Instruments                                                 7,962
(Cost $7,962)                                                      ===============

TOTAL INVESTMENTS(a) 100.8%                                        $       105,626
(Cost $95,050)

OTHER ASSETS AND LIABILITIES (NET) (0.8%)                                     (878)
                                                                   ---------------
NET ASSETS 100.0%                                                  $       104,748
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $95,889 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        12,532

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (2,795)
                                                                   ---------------

Unrealized appreciation-net                                        $         9,737
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 59

SCHEDULE OF INVESTMENTS
INTERNATIONAL GROWTH FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 100.6%
----------------------------------------------------------------------------------
AUSTRALIA 2.4%
Woodside Petroleum Ltd.                                  11,000    $            86
Broken Hill Proprietary Co. Ltd. SP - ADR                 3,400                 81
M.I.M. Holdings Ltd.                                     80,000                 43
Telstra Corporation Ltd. - ADR                            2,000                 41
                                                                   ---------------
                                                                               251
CANADA 4.5%
Talisman Energy, Inc.(b)                                  6,000                199
Rogers Communications 'B'(b)                              6,800                194
Research In Motion Ltd.(b)                                1,700                 77
                                                                   ---------------
                                                                               470
CHINA 2.9%
SGS Holdings SA                                             400                168
UBS AG                                                      930                136
                                                                   ---------------
                                                                               304
DENMARK 1.9%
Novo-Nordisk AS SP - ADR(b)                               1,600                135
Kamps AG                                                  2,000                 64
                                                                   ---------------
                                                                               199
ESTONIA 1.3%
TPI Telef Pub Info                                       15,000                142

FINLAND 2.5%
Nokia Corp. SP - ADR                                      5,200                260
                                                                   ---------------
FRANCE 7.4%
PSA Peugeot Citroen                                       2,200                441
Total Fina Elf SA                                         1,444                221
Coflexip SA - ADR                                         2,000                121
                                                                   ---------------
                                                                               783
GERMANY 9.0%
Siemens AG                                                4,100                618
Deutsche Bank AG                                          2,300                189
PrimaCom AG SP - ADR(b)                                   4,000                 95
Fresenius Medical Care AG                                 1,800                 47
                                                                   ---------------
                                                                               949
GREECE 1.7%
Hellenic Telecommunications Organization SA              15,000                183
                                                                   ---------------
HONG KONG 2.2%
Cathay Pacific Airways                                   90,000                166
Giordano International Ltd.                              40,000                 61
                                                                   ---------------
                                                                               227
IRELAND 0.5%
CRH PLC                                                   3,063                 55
                                                                   ---------------
ITALY 4.0%
Mediaset SpA                                             15,700                240
Gruppo Editoriale L'Espresso SpA                         14,912                177
                                                                   ---------------
                                                                               417
JAPAN 22.7%
Oracle Corp. - Japan                                        900                326
NTT Data Corp.                                               30                308
Yamanouchi Pharmaceutical                                 5,000                273
NTT Mobile Communication Network, Inc.                       10                270
Nikko Securities Co. Ltd.                                25,000                247
Takeda Chemical Industries Ltd.                           3,000                197
Softbank Corp.                                            1,200                163
Fuji Bank Ltd.                                           21,000                160
Murata Manufacturing Co. Ltd.                             1,000                143
Kyocera Corp.                                               600                102
Enix Corp.                                                1,500                 87
Eisai Co. Ltd.                                            2,000                 64
Banyu Pharmaceutical Co. Ltd.                             2,000                 49
                                                                   ---------------
                                                                             2,389
MEXICO 1.9%
Grupo Televisa SA SP - GDR(b)                             2,000                138
Telefonos de Mexico SP - ADR                              1,000                 57
                                                                   ---------------
                                                                               195
NETHERLANDS 8.5%
Koninklijke Philips Electronics NV SP - ADR(b)            9,136    $           434
STMicroelectronics NV                                     4,200                270
ASM Lithography Holding(b)                                2,820                124
ING Groep NV                                              1,037                 70
                                                                   ---------------
                                                                               898
PORTUGAL 0.5%
PT Multimedia.com(b)                                        500                 25
Telecel Communications(b)                                 1,500                 23
Multimedia Communication(b)                                 500                  4
                                                                   ---------------
                                                                                52
SINGAPORE 0.4%
DBS Group Holdings Ltd.                                   3,489                 45
                                                                   ---------------
SOUTH KOREA 0.6%
Samsung Electronics SP - GDR 144A                           196                 38
Korea Telecom Corp. SP - ADR                                500                 24
                                                                   ---------------
                                                                                62
SPAIN 0.6%
Amadeus Global Travel Distribution SA(b)                  5,500                 63
                                                                   ---------------
SWEDEN 2.7%
Telefonaktiebolaget LM Ericsson SP - ADR `B'              7,500                150
Icon Medialab International AB                           11,000                138
                                                                   ---------------
                                                                               288
SWITZERLAND 2.7%
Disetronic Holding AG(b)                                     26                174
Holderbank Financiere Glarus AG                              93                114
                                                                   ---------------
                                                                               288
UNITED KINGDOM 19.7%
Lasmo PLC                                               210,000                446
Pace Micro Technology PLC                                20,000                288
WPP Group PLC - ADR                                       3,400                247
Wilson Connolly Holdings PLC                            100,000                215
Vodafone Group PLC SP - ADR                               5,000                207
Logica PLC                                                7,000                166
AstraZeneca PLC SP - ADR(b)                               3,000                140
BP AMOCO PLC SP - ADR                                     2,050                116
Stagecoach Holdings PLC                                  90,000                 99
Royal Bank of Scotland Group PLC                          5,800                 97
Allied Zurich PLC                                         5,000                 59
                                                                   ---------------
                                                                             2,080
                                                                   ---------------
Total Common Stocks                                                         10,600
(Cost $8,162)                                                      ===============

TOTAL INVESTMENTS(a) 100.6%                                        $        10,600
(Cost $8,162)

OTHER ASSETS AND LIABILITIES (NET) (0.6)%                                      (59)
                                                                   ---------------

NET ASSETS 100.0%                                                  $        10,541
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $8,162 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $         3,039

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                              (601)
                                                                   ---------------

Unrealized appreciation-net                                        $         2,438
                                                                   ===============

(b) Non-income producing security.


60 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
MEGA-CAP FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 97.7%
----------------------------------------------------------------------------------
CAPITAL GOODS 6.2%
General Electric Co.                                      2,700    $           143
Tyco International Ltd.                                   2,200                104
                                                                   ---------------
                                                                               247
CONSUMER DISCRETIONARY 5.4%
Gemstar International Group Ltd.(b)                       1,600                 98
Wal-Mart Stores, Inc.                                     1,500                 86
Kohls Corp.(b)                                              600                 33
                                                                   ---------------
                                                                               217
CONSUMER STAPLES 6.0%
Anheuser Busch Cos., Inc.                                 1,100                 82
Safeway, Inc.(b)                                          1,800                 81
Sysco Corp.                                               1,900                 80
                                                                   ---------------
                                                                               243
ENERGY 8.3%
Enron Corp.                                               1,100                 71
Apache Corp.                                              1,200                 71
Nabors Industries, Inc.(b)                                1,600                 67
Devon Energy Corp.                                        1,100                 62
Dynegy, Inc. `A'                                            900                 61
                                                                   ---------------
                                                                               332
FINANCIAL & BUSINESS SERVICES 5.1%
Citigroup, Inc.                                           1,000                 60
VeriSign, Inc.(b)                                           300                 53
Capital One Financial Corp.                               1,100                 49
Paychex, Inc.                                             1,000                 42
                                                                   ---------------
                                                                               204
HEALTH CARE 12.7%
Pfizer, Inc.                                              3,025                145
Genentech, Inc.(b)                                          600                103
Immunex Corp.(b)                                          2,000                 99
Merck & Co., Inc.                                         1,100                 84
Pharmacia Corp.                                           1,500                 78
                                                                   ---------------
                                                                               509
TECHNOLOGY 52.0%
Corning, Inc.                                               600                162
Redback Networks, Inc.(b)                                   900                160
Intel Corp.                                               1,000                134
Cisco Systems, Inc.(b)                                    2,100                134
Nortel Networks Corp.                                     1,600                109
EMC Corp.(b)                                              1,400                108
Micron Technology, Inc.(b)                                1,200                106
Siebel Systems, Inc.(b)                                     600                 98
JDS Uniphase Corp.(b)                                       800                 96
Oracle Corp.(b)                                           1,100                 93
Compaq Computer Corp.                                     3,500                 89
Broadcom Corp. `A'(b)                                       400                 88
Ciena Corp.(b)                                              500                 83
Sun Microsystems, Inc.(b)                                   900                 82
Applied Materials, Inc.(b)                                  900                 82
Veritas Software Corp.(b)                                   700                 79
I2 Technologies, Inc.(b)                                    700                 73
Texas Instruments, Inc.                                   1,000                 69
Linear Technology Corp.                                   1,000                 64
America Online, Inc.(b)                                   1,200                 63
Teradyne, Inc.(b)                                           800                 59
Network Appliance, Inc.(b)                                  700                 56
                                                                   ---------------
                                                                             2,087
UTILITIES 2.0%
Calpine Corp.(b)                                          1,200                 79
                                                                   ---------------
Total Common Stocks                                                          3,918
(Cost $3,047)                                                     ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.3%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.3%
State Street Bank
    5.850% due 07/03/2000                             $     172    $           172
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Mortgage Corporation
    5.960% due 03/30/2002 valued at $179.
    Repurchase proceeds are $172.)
                                                                   ---------------
Total Short-Term Instruments                                                   172
(Cost $172)                                                        ===============

TOTAL INVESTMENTS(a) 102.0%                                        $         4,090
(Cost $3,219)

OTHER ASSETS AND LIABILITIES (NET) (2.0%)                                      (81)
                                                                   ---------------
NET ASSETS 100.0%                                                  $         4,009
                                                                   ---------------

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,244 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $           955

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                   (109)
                                                                   ---------------

Unrealized appreciation-net                                        $           846
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 61

SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 93.3%
----------------------------------------------------------------------------------
AEROSPACE 0.0%
Honeywell International, Inc.                                 1    $             0
                                                                   ---------------
CAPITAL GOODS 6.5%
General Electric Co.                                    365,900             19,393
Tyco International Ltd.                                 259,300             12,284
Waters Corp.(b)                                          74,800              9,336
United Technologies Corp.                               125,400              7,383
Dover Corp.                                              77,800              3,156
                                                                   ---------------
                                                                            51,552
COMMUNICATIONS 2.2%
ADC Telecommunication, Inc.(b)                          122,800             10,300
ALLTEL Corp.                                            110,800              6,863
SBC Communications, Inc.                                      1                  0
                                                                   ---------------
                                                                            17,163
CONSUMER DISCRETIONARY 7.1%
Wal-Mart Stores, Inc.                                   197,100             11,358
CVS Corp.                                               274,600             10,984
Gemstar International Group Ltd.(b)                     129,400              7,952
McGraw-Hill Companies, Inc.                             137,500              7,425
Harley-Davidson, Inc.                                   173,300              6,672
Home Depot, Inc.                                         82,450              4,117
Sears Roebuck & Co.                                     123,900              4,042
Kohls Corp.(b)                                           71,500              3,977
Delphi Automotive Systems                                     1                  0
                                                                   ---------------
                                                                            56,527
CONSUMER SERVICES 3.2%
Viacom, Inc. `B'(b)                                     196,763             13,417
New York Times Co.                                      161,300              6,371
Gannett, Inc.                                           100,400              6,005
                                                                   ---------------
                                                                            25,793
CONSUMER STAPLES 5.2%
Safeway, Inc.(b)                                        252,700             11,403
Kroger Co.(b)                                           487,400             10,753
Anheuser Busch Cos., Inc.                               139,800             10,441
Quaker Oats Co.                                         108,600              8,159
Sysco Corp.                                               7,500                316
                                                                   ---------------
                                                                            41,072
ENERGY 17.1%
Exxon Mobil Corp                                        210,000             16,485
Anadarko Petroleum Corp.                                213,400             10,523
Baker Hughes, Inc.                                      285,900              9,149
Burlington Resources, Inc.                              232,300              8,885
Royal Dutch Petroleum Co.                               139,100              8,563
EOG Resources, Inc.                                     252,900              8,472
Apache Corp.                                            143,800              8,457
USX Marathon Group                                      330,600              8,286
Devon Energy Corp.                                      141,100              7,928
BP Amoco PLC SP - ADR                                   136,744              7,735
Conoco, Inc.                                            307,600              7,555
Amerada Hess Corp.                                      121,300              7,490
Peco Energy Co.                                         183,800              7,409
Chevron Corp.                                            86,300              7,319
Dynegy, Inc.                                            103,600              7,077
Texaco, Inc.                                             75,900              4,042
Nabors Industries, Inc.(b)                                6,400                266
Enron Corp.                                               4,000                258
                                                                   ---------------
                                                                           135,899
FINANCIAL & BUSINESS SERVICES 10.6%
Citigroup, Inc.                                         184,750             11,131
MGIC Investment Corp.                                   204,100              9,287
American Express                                        163,600              8,528
Hartford Financial Services Group, Inc.                 145,400              8,133
MBNA Corp.                                              286,800              7,779
AFLAC, Inc.                                             168,300              7,731
Capital One Financial Corp.                             172,600              7,703
Fleet Boston Financial Corp.                            205,100              6,973
Marsh & McLennan Cos                                     66,500              6,945
Firstar Corp.                                           292,600              6,164
Federal National Mortgage Association                    61,900              3,230
VeriSign, Inc.(b)                                         1,100                194
Paychex, Inc.                                             3,800                160
                                                                   ---------------
                                                                            83,958
HEALTH CARE 10.0%
Pfizer, Inc.                                            329,925             15,836
Immunex Corp.(b)                                        244,600             12,092
Allergan, Inc.                                          162,200             12,084
Schering-Plough Corp.                                   227,300             11,479
Merck & Co., Inc.                                       140,500    $        10,766
Genentech, Inc.(b)                                       55,300              9,512
Pharmacia Corp.                                         152,600              7,888
                                                                   ---------------
                                                                            79,657
TECHNOLOGY 29.0%
Corning, Inc.                                            59,900             16,166
Intel Corp.                                             112,400             15,026
Nortel Networks Corp.                                   200,400             13,677
Cisco Systems, Inc.(b)                                  212,000             13,475
SDL, Inc.(b)                                             46,200             13,176
Ciena Corp.(b)                                           79,000             13,168
Amdocs Ltd.(b)                                          145,800             11,190
Scientific-Atlanta, Inc.                                149,600             11,145
JDS Uniphase Corp.(b)                                    86,000             10,309
Micron Technology, Inc.                                 112,100              9,873
Altera Corp.(b)                                          96,500              9,837
Compaq Computer Corp.                                   381,600              9,755
Siebel Systems, Inc.(b)                                  58,400              9,552
EMC Corp.(b)                                            123,500              9,502
Analog Devices, Inc.(b)                                 118,100              8,976
Sun Microsystems, Inc.(b)                                96,400              8,767
Oracle Corp.(b)                                         103,100              8,668
Applied Materials, Inc.(b)                               91,800              8,319
Veritas Software Corp.(b)                                73,025              8,253
Texas Instruments, Inc.                                 115,500              7,933
Teradyne, Inc.(b)                                        86,000              6,321
Computer Associates International, Inc.                 102,200              5,231
Redback Networks, Inc.(b)                                 3,100                552
Broadcom Corp.(b)                                         1,600                350
I2 Technologies, Inc.(b)                                  2,800                292
America Online, Inc.(b)                                   4,700                248
Linear Technology Corp.                                   3,800                243
Network Appliance, Inc.(b)                                2,800                225
                                                                   ---------------
                                                                           230,229
UTILITIES 2.4%
Coastal Corp.                                           158,600              9,655
Calpine Corp.(b)                                        140,400              9,231
                                                                   ---------------
                                                                            18,886
                                                                   ---------------
Total Common Stocks                                                        740,736
(Cost $576,274)                                                    ===============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 7.2%
State Street Bank
    5.850% due 07/03/2000                             $  56,866             56,866
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.400% due 12/21/2001  valued at $51,004 and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $7,004.
    Repurchase proceeds are $56,893.)
                                                                   ---------------
Total Short-Term Instruments                                                56,866
(Cost $56,866)                                                     ===============

TOTAL INVESTMENTS(a) 100.5%                                        $       797,602
                                                                   ---------------

OTHER ASSETS AND LIABILITIES (NET) (0.5%)                                   (3,792)


NET ASSETS 100.0%                                                  $       793,810
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net  unrealized  appreciation
(depreciation) of investments based on cost for federal income tax purposes of $637,056 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $       178,851

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (18,305)
                                                                   ---------------

Unrealized appreciation-net                                        $       160,546
                                                                   ===============

(b) Non-income producing security.


62 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
MID-CAP FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 94.3%
----------------------------------------------------------------------------------
AEROSPACE 0.4%
Northrop Grumman Corp.                                   69,000    $         4,571
                                                                   ---------------
BUILDING 1.0%
Lennar Corp.                                            549,100             11,119
                                                                   ---------------
CAPITAL GOODS 3.0%
Waters Corp.(b)                                         153,500             19,159
Millipore Corp.                                         173,100             13,047
                                                                   ---------------
                                                                            32,206
COMMUNICATIONS 2.8%
ADC Telecommunication, Inc.(b)                          205,300             17,220
Westwood One, Inc.(b)                                   389,800             13,302
                                                                   ---------------
                                                                            30,522
CONSUMER DISCRETIONARY 5.0%
                                                                   ---------------
CDW Computer Centers, Inc.(b)                           206,400             12,900
Bed, Bath & Beyond, Inc.(b)                             292,900             10,618
Dollar Tree Stores, Inc.(b)                             265,650             10,510
Intimate Brands, Inc. `A'                               523,380             10,337
B.J.'s Wholesale Club, Inc.(b)                          300,300              9,910
                                                                   ---------------
                                                                            54,275
CONSUMER SERVICES 2.5%
Reader's Digest Assn., Inc. `A'                         363,600             14,453
Brinker International, Inc.(b)                          412,800             12,074
                                                                   ---------------
                                                                            26,527
CONSUMER STAPLES 4.7%
Pepsi Bottling Group, Inc.                              482,100             14,071
SUPERVALU, Inc.                                         662,300             12,625
McCormick & Co.                                         379,500             12,334
Keebler Foods Co.                                       321,400             11,932
                                                                   ---------------
                                                                            50,962
ENERGY 16.8%
Apache Corp.                                            288,900             16,991
Anadarko Petroleum Corp.                                328,300             16,189
Devon Energy Corp.                                      278,700             15,659
EOG Resources, Inc.                                     464,700             15,568
Kerr McGee Corp.                                        250,200             14,747
Murphy Oil Corp.                                        236,400             14,051
Nabors Industries, Inc.(b)                              336,500             13,986
USX Marathon Group                                      511,000             12,807
Ocean Energy, Inc.(b)                                   866,500             12,293
Dynegy, Inc. `A'                                        166,369             11,365
ENSCO International, Inc.                               306,100             10,962
Noble Drilling Corp.(b)                                 257,600             10,610
Cooper Cameron Corp.(b)                                 158,200             10,441
BJ Services Co.(b)                                       79,600              4,975
                                                                   ---------------
                                                                           180,644
FINANCIAL & BUSINESS SERVICES 17.1%
Apartment Investment & Management Co. `A'               375,700             16,249
Liberty Property Trust                                  582,500             15,109
Ace Ltd.                                                528,100             14,787
Federated Investors, Inc. `B'                           418,400             14,670
Valassis Communications, Inc.(b)                        379,850             14,482
Duke-Weeks Realty Corp.                                 636,100             14,233
Ambac Financial Group, Inc.                             238,700             13,084
Golden West Financial Corp.                             316,800             12,929
Waddell & Reed Financial, Inc. `A'                      390,350             12,808
Lincoln National Corp.                                  353,200             12,759
Providian Financial Corp.                               138,950             12,506
Capital One Financial Corp.                             272,900             12,179
PMI Group, Inc.                                         253,500             12,041
Banknorth Group, Inc.                                   412,500              6,316
                                                                   ---------------
                                                                           184,152
HEALTH CARE 5.9%
Allergan, Inc.                                          280,500             20,897
IDEC Pharmaceuticals Corp.(b)                           147,700             17,327
Forest Laboratories `A'(b)                              138,300             13,968
Invitrogen Corp.(b)                                     149,400             11,235
                                                                   ---------------
                                                                            63,427
MATERIALS & PROCESSING 0.8%
Martin Marietta Materials, Inc.                         222,000              8,977
                                                                   ---------------
TECHNOLOGY 31.7%
Integrated Device Technology, Inc.(b)                   322,100    $        19,286
Tektronix, Inc.                                         259,700             19,218
Brocade Communications Systems, Inc.(b)                 101,700             18,660
Ciena Corp.(b)                                          104,200             17,369
Dendrite International, Inc.(b)                         510,250             16,998
Microchip Technology, Inc.(b)                           275,000             16,023
Scientific-Atlanta, Inc.                                213,600             15,913
Amdocs Ltd.(b)                                          200,600             15,396
Symbol Technologies, Inc.                               279,500             15,093
Credence Systems Corp.(b)                               273,400             15,088
Copper Mountain Networks(b)                             169,800             14,964
Novellus Systems, Inc.(b)                               262,900             14,870
Veritas Software Corp.(b)                               123,325             13,938
ISS Group, Inc.(b)                                      129,900             12,826
Comverse Technology, Inc.(b)                            135,800             12,629
CSG Systems International, Inc.(b)                      221,600             12,423
SDL, Inc.(b)                                             41,900             11,949
RF Micro Devices, Inc.(b)                               133,500             11,698
Network Associates, Inc.(b)                             548,700             11,180
SanDisk Corp.(b)                                        181,000             11,075
PerkinElmer, Inc.                                       163,400             10,805
Cypress Semiconductor Corp.(b)                          252,800             10,681
Scient Corp.(b)                                         227,300             10,030
JDS Uniphase Corp.(b)                                    61,000              7,312
LSI Logic Corp.(b)                                      109,400              5,921
                                                                   ---------------
                                                                           341,345
UTILITIES 2.4%
Entergy Corp.                                           477,500             12,982
Florida Progress Corp.                                  266,300             12,483
                                                                   ---------------
                                                                            25,465
                                                                   ---------------
Total Common Stocks                                                      1,014,192
(Cost $827,710)                                                    ===============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.3%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 6.3%
State Street Bank
    5.850% due 07/03/2000                               $68,041             68,041
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $51,002 and
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $18,404.
    Repurchase proceeds are $68,074.)

                                                                   ---------------
Total Short-Term Instruments                                                68,041
(Cost $68,041)                                                     ===============

TOTAL INVESTMENTS(a) 100.6%                                        $     1,082,233
(Cost $895,751)

OTHER ASSETS AND LIABILITIES (NET) (0.6%)                                   (6,057)
                                                                   ---------------

NET ASSETS 100.0%                                                  $     1,076,176
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $900,208 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $       203,233

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (21,208)
                                                                   ----------------

Unrealized appreciation-net                                        $       182,025
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 63

SCHEDULE OF INVESTMENTS
SMALL-CAP FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 99.2%
----------------------------------------------------------------------------------
BUILDING 1.7%
Kaufman & Broad Home Corp.                               21,200    $           420
D.R. Horton, Inc.                                        16,900                229
                                                                   ---------------
                                                                               649
CAPITAL GOODS 5.6%
Power-One, Inc.(b)                                        6,600                752
Oshkosh Truck Corp. `B'                                  13,500                483
Manitowoc Co., Inc.                                      12,150                325
Asyst Technologies, Inc.(b)                               8,500                291
Astec Industries, Inc.(b)                                 8,900                226
                                                                   ---------------
                                                                             2,077
COMMUNICATIONS 2.4%
Westwood One, Inc.(b)                                    13,600                464
Aspect Communications Corp.(b)                           11,000                432
                                                                   ---------------
                                                                               896
CONSUMER DISCRETIONARY 8.1%
Canandaigua Wine Co. `A'(b)                               9,000                454
Jack in the Box, Inc.(b)                                 15,400                379
Callaway Golf Co.                                        22,000                359
CEC Entertainment, Inc.(b)                               13,900                356
Russell Corp.                                            16,600                332
Pier 1 Imports, Inc.                                     30,100                293
Argosy Gaming Co.(b)                                     18,500                266
Salton, Inc.(b)                                           5,600                207
Emmis Communications Corp. `A'(b)                         4,400                182
Guess ?, Inc.(b)                                         11,600                162
                                                                   ---------------
                                                                             2,990
CONSUMER SERVICES 5.1%
Central Newspapers, Inc. `A'                             12,000                759
Ruby Tuesday, Inc.                                       35,500                446
Macrovision Corp.(b)                                      5,900                377
Learning Tree International(b)                            4,800                294
                                                                   ---------------
                                                                             1,876
ENERGY 15.8%
Mitchell Energy & Development Corp. `A'                  25,700                826
Houston Exploration Co.(b)                               24,700                621
Patterson Energy, Inc.(b)                                19,900                567
Triton Energy Ltd.(b)                                    13,400                527
St. Mary Land & Exploration                              12,400                522
Louis Dreyfus Natural Gas(b)                             16,200                507
Ocean Energy, Inc.(b)                                    35,300                501
HS Resources, Inc.(b)                                    16,500                495
Vintage Petroleum, Inc.                                  21,200                478
Barrett Resources Corp.(b)                               13,800                420
Cross Timbers Oil Co.                                    17,300                383
                                                                   ---------------
                                                                             5,847
FINANCIAL & BUSINESS SERVICES 11.7%
Federated Investors, Inc. `B'                            18,700                656
Parkway Properties, Inc.                                 16,200                494
SEI Investments Co.                                      12,300                490
Radian Group, Inc.                                        8,400                435
Hudson United Bancorp                                    17,869                401
Westamerica BanCorp                                      14,100                368
Metris Companies, Inc.                                   14,550                366
AmeriCredit Corp.(b)                                     20,300                345
Banknorth Group, Inc.                                    18,700                286
Prentiss Properties Trust                                11,500                276
Bank United Corp. `A'                                     5,700                201
                                                                   ---------------
                                                                             4,318
HEALTH CARE 7.6%
Invitrogen Corp.(b)                                       9,000                677
IDEC Pharmaceuticals Corp.(b)                             5,100                598
Triad Hospitals, Inc.(b)                                 21,500                520
Celgene Corp.(b)                                          8,800                518
Quest Diagnostics, Inc.(b)                                7,200                515
                                                                   ---------------
                                                                             2,828
MATERIALS & PROCESSING 3.4%
Florida Rock Industries, Inc.                            13,000                463
Shaw Group, Inc. (The)(b)                                 9,200                434
Martin Marietta Materials, Inc.                           8,800                356
                                                                   ---------------
                                                                             1,253
TECHNOLOGY 35.9%
Quanta Services, Inc.(b)                                 13,900                765
Dendrite International, Inc.(b)                          21,400                713
Varian, Inc.(b)                                          15,300                706
PerkinElmer, Inc.                                         9,800    $           648
Tektronix, Inc.                                           8,600                636
Burr-Brown Corp.(b)                                       7,100                615
Photon Dynamics, Inc.(b)                                  8,100                605
Micromuse, Inc.(b)                                        3,400                563
Radiant Systems, Inc.(b)                                 23,000                552
Polycom, Inc.(b)                                          5,500                518
WebTrends Corp.(b)                                       12,600                487
Serena Software, Inc.(b)                                 10,600                481
Varian Semiconductor Equipment(b)                         7,600                477
Integrated Device Technology, Inc.(b)                     7,600                455
Anadigics, Inc.(b)                                       13,250                451
TranSwitch Corp.(b)                                       5,800                448
Symantec Corp.(b)                                         8,300                448
ISS Group, Inc.(b)                                        4,500                444
Cree, Inc.(b)                                             3,200                427
Sandisk Corp.(b)                                          6,700                410
Powerwave Technologies, Inc.(b)                           8,100                356
Cybex Computer Products(b)                                7,400                318
Nvidia Corp.(b)                                           4,800                305
Cypress Semiconductor Corp.(b)                            6,900                292
Cognizant Technology Solutions Corp.(b)                   8,500                282
Electro Scientific Industries, Inc.(b)                    6,300                276
Hyperion Solutions Corp.(b)                               7,200                234
Advanced Energy Industries(b)                             3,700                218
Helix Technology Corp.                                    4,400                172
                                                                   ---------------
                                                                            13,302
TRANSPORTATION 1.9%
Forward Air Corp.(b)                                     10,600                424
Landstar System, Inc.(b)                                  4,700                280
                                                                   ---------------
                                                                               704
                                                                   ---------------
Total Common Stocks                                                         36,740
(Cost $30,749)                                                     ===============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 2.9%
State Street Bank
    5.850% due  07/03/2000                            $   1,067              1,067
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $1,092.
    Repurchase proceeds are  $1,068.)
                                                                   ---------------
Total Short-Term Instruments                                                 1,067
(Cost $1,067)                                                      ===============

TOTAL INVESTMENTS(a) 102.1%                                        $        37,807
(Cost $31,816)

OTHER ASSETS AND LIABILITIES (NET) (2.1%)                                     (781)
                                                                   ---------------

NET ASSETS 100.0%                                                  $        37,026
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $32,793 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $         7,024

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (2,010)
                                                                   ---------------

Unrealized appreciation-net                                        $         5,014
                                                                   ===============

(b) Non-income producing security.


64 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
MICRO-CAP FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 92.4%
----------------------------------------------------------------------------------
BUILDING 0.9%
Dal-Tile International, Inc.(b)                         269,700    $         2,225
                                                                   ---------------
CAPITAL GOODS 5.8%
Quixote Corp.                                           332,700              4,991
Semitool, Inc.(b)                                       200,000              3,462
Primex Technologies, Inc.                               150,900              3,320
Astec Industries, Inc.(b)                                85,000              2,157
                                                                   ---------------
                                                                            13,930
CONSUMER DISCRETIONARY 11.9%
Braun's Fashions Corp.(b)                               250,000              9,172
Chico's Fas, Inc.(b)                                    300,000              6,000
Rare Hospitality International, Inc.(b)                 140,000              3,955
Koala Corp.(b)                                          226,600              3,201
Stanley Furniture CO, Inc.(b)                           138,000              3,036
Haverty Furniture Cos., Inc.                            184,000              1,564
Guess ?, Inc.(b)                                        100,800              1,411
                                                                   ---------------
                                                                            28,339
CONSUMER SERVICES 0.4%
ICT Group, Inc.(b)                                      100,000                956
                                                                   ---------------
CONSUMER STAPLES 1.5%
Hain Celestial Group, Inc.(b)                            96,400              3,537
                                                                   ---------------
ENERGY 19.7%
Prima Energy Corp.(b)                                   150,000              8,025
St. Mary Land & Exploration                             175,000              7,361
Patina Oil & Gas Corp.                                  325,000              6,744
Cross Timbers Oil Co.                                   300,000              6,637
Swift Energy Co.(b)                                     200,000              5,675
Ocean Energy, Inc.(b)                                   300,000              4,256
Forest Oil Corp.                                        200,000              3,188
HS Resources, Inc.(b)                                    93,800              2,814
Chesapeake Energy Corp.                                 300,000              2,325
                                                                   ---------------
                                                                            47,025
FINANCIAL & BUSINESS SERVICES 4.7%
Hall, Kinion & Associates, Inc.(b)                      123,200              4,104
WFS Financial, Inc.(b)                                  168,900              2,913
Westcorp                                                128,700              1,536
John Nuveen Co. `A'                                      28,400              1,191
Alabama National Bancorp                                 50,000                991
AG Services of America, Inc.(b)                          27,000                412
                                                                   ---------------
                                                                            11,147
HEALTH CARE 0.8%
Candela Corp.(b)                                        216,150              1,972
                                                                   ---------------
MATERIALS & PROCESSING 0.9%
Albemarle Corp.                                          57,100              1,128
Arch Chemicals, Inc.                                     48,600              1,063
                                                                   ---------------
                                                                             2,191
TECHNOLOGY 45.1%
Telcom Semiconductor, Inc.(b)                           220,000              8,882
Merix Corp.(b)                                          166,700              7,835
Photon Dynamics, Inc.(b)                                100,000              7,469
Cybex Computer Products(b)                              173,500              7,460
Radiant Systems, Inc.(b)                                300,000              7,200
Corsair Communications, Inc.(b)                         222,500              6,397
Herley Industries, Inc.(b)                              241,700              4,562
Three-Five Systems, Inc.(b)                              75,001              4,425
Seachange International, Inc.(b)                        150,000              4,331
Loronix Information Systems, Inc.(b)                    118,700              4,266
Pericom Semiconductor Corp.(b)                           60,000              4,080
Webmethods, Inc.(b)                                      25,000              3,930
Zoran Corp.(b)                                           55,000              3,627
OAK Technology, Inc.(b)                                 145,419              3,136
Dendrite International, Inc.(b)                          88,200              2,938
Lightbridge, Inc.(b)                                    110,000              2,626
Mattson Technology, Inc.(b)                              73,000              2,372
Brooktrout, Inc.(b)                                     100,000              2,181
Witness Systems, Inc.(b)                                 85,000              2,072
INTT Intest Corp.(b)                                    131,900              1,962
Unigraphics Solutions, Inc. `A'(b)                       97,600              1,903
Choice One Communications, Inc. `A'(b)                   40,000              1,633
Bookham Technology PLC SP - ADR(b)                       25,000              1,481
Inforte Corp.(b)                                         40,000              1,440
Apropos Technology, Inc(b)                               70,000              1,391
Diversa Corp.(b)                                         40,000              1,325
FLAG Telecom Holdings Ltd.(b)                            85,000              1,264
Lante Corp.(b)                                           60,000              1,226
Delano Technology Corp.(b)                              100,000              1,213
Via Net.Works, Inc.(b)                                   70,000              1,081
Eloquent, Inc.(b)                                       120,000              1,080
Audiovox Corp. `A'(b)                                    40,000                883
                                                                   ---------------
                                                                           107,671
TRANSPORTATION 0.7%
Providence & Worcester Railroad Co.                     210,100              1,602
                                                                   ---------------
Total Common Stocks                                                        220,595
(Cost $145,003)                                                    ===============


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.3%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENT 7.3%
State Street Bank
    5.850% due 07/03/2000                             $  17,491             17,491
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $17,845.
    Repurchase proceeds are $17,500.)
                                                                   ---------------
Total Short-Term Instruments                                                17,491
(Cost $17,491)                                                     ===============

TOTAL INVESTMENTS(a) 99.7%                                         $       238,086
(Cost $162,494)

OTHER ASSETS AND LIABILITIES (NET) 0.3%                                        701
                                                                   ---------------

NET ASSETS 100.0%                                                  $       238,787
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $162,496 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $        83,240

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (7,650)
                                                                   ---------------

Unrealized appreciation-net                                        $        75,590
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 65

SCHEDULE OF INVESTMENTS
SMALL-CAP VALUE FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 98.4%
----------------------------------------------------------------------------------
AEROSPACE 2.2%
Newport News Shipbuilding, Inc.                          95,000    $         3,491
Kaman Corp.                                             259,000              2,768
                                                                   ---------------
                                                                             6,259
BUILDING 4.0%
MDC Holdings, Inc.                                      187,000              3,483
Hughes Supply, Inc.                                     137,000              2,706
Centex Construction Products, Inc.                      115,000              2,609
Butler Manufacturing Co.                                151,000              2,567
                                                                   ---------------
                                                                            11,365
CAPITAL GOODS 10.4%
Primex Technologies, Inc.                               145,000              3,190
Barnes Group, Inc.                                      174,000              2,838
Borg-Warner, Inc.                                        80,000              2,810
GenCorp, Inc.                                           347,000              2,776
Precision Castparts Corp.                                58,000              2,624
Regal-Beloit Corp.                                      160,000              2,570
Trinity Industries, Inc.                                136,000              2,516
Arvin Industries, Inc.                                  140,000              2,432
Tecumseh Products Co. `A'                                59,300              2,265
MTS Systems Corp.                                       340,600              2,129
Meritor Automotive, Inc.                                170,000              1,870
Intermet Corp.                                          250,000              1,719
                                                                   ---------------
                                                                            29,739
CONSUMER DISCRETIONARY 12.7%
Ennis Business Forms                                    410,000              3,280
Claire's Stores, Inc.                                   162,800              3,134
Harman International Industries, Inc.                    48,000              2,928
Russ Berrie & Co., Inc.                                 150,000              2,888
Tupperware Corp.                                        129,500              2,849
Sturm Ruger & Co., Inc.                                 320,000              2,840
Banta Corp.                                             148,000              2,803
Haverty Furniture Cos., Inc.                            317,000              2,694
Kimball International `B'                               180,000              2,655
Lancaster Colony Corp.                                  136,000              2,609
Brown Shoe Co., Inc.                                    200,000              2,600
Burlington Coat Factory Warehouse Corp.                 205,000              2,217
Enesco Group, Inc.                                      351,000              1,667
Kellwood Co.                                             48,300              1,020
                                                                   ---------------
                                                                            36,184
CONSUMER SERVICES 1.9%
Lubys Cafeterias, Inc.                                  358,000              2,864
Chemed Corp.                                             96,000              2,706
                                                                   ---------------
                                                                             5,570
CONSUMER STAPLES 5.7%
Dean Foods Co.                                          101,800              3,226
Universal Foods                                         160,000              2,960
Corn Products International, Inc.                       110,000              2,915
Michael Foods, Inc.                                     116,000              2,842
Universal Corp.                                         127,000              2,683
Nash Finch Co.                                          190,500              1,572
                                                                   ---------------
                                                                            16,198
ENERGY 8.8%
St. Mary Land & Exploration                              84,000              3,533
Cross Timbers Oil Co.                                   155,000              3,429
World Fuel Services Corp.                               385,100              3,321
Berry Petroleum Co.                                     185,000              3,145
Mitchell Energy & Development Corp. `A'                  97,800              3,142
UGI Corp.                                               142,900              2,929
Cabot Oil & Gas Corp.                                   134,000              2,839
Northwest Natural Gas Co.                               120,800              2,703
                                                                   ---------------
                                                                            25,041
FINANCIAL & BUSINESS SERVICES 22.3%
Selective Insurance Group                               176,000              3,344
Washington Federal, Inc.                                175,000              3,194
Raymond James Financial, Inc.                           140,000              3,150
McGrath Rentcorp                                        185,000              3,145
United Dominion Realty Trust                            285,000              3,135
Glimcher Realty Trust                                   210,000              3,019
Hudson United Bancorp                                   134,000              3,007
Susquehanna Bancshares, Inc.                            206,400              2,941
Innkeepers USA Trust                                    310,000              2,829
Health Care Property Investors, Inc.                    103,000              2,807
AmerUs Life Holdings, Inc. `A'                          136,000              2,805
Cabot Industrial Trust                                  141,000              2,776
Kelly Services, Inc. `A'                                120,000              2,775
Franchise Finance Corp. of America                      120,000              2,760
National Golf Properties, Inc.                          130,000              2,746
Shurgard Storage Centers, Inc.                          120,000              2,700
Commercial Federal Corp.                                172,000              2,677
Rollins Truck Leasing Co.                               372,000              2,581
Pacific Century Financial Corp.                         170,000              2,486
Wallace Computer Services, Inc.                         250,000              2,469
Presidential Life Corp.                                 171,000              2,373
New Plan Excel Realty Trust                             176,000              2,288
BankAtlantic Bancorp, Inc. `A'                          423,400              1,588
                                                                   ---------------
                                                                            63,595
HEALTH CARE 5.9%
Owens & Minor, Inc.                                     245,000              4,211
Dentsply International, Inc.                            108,000              3,328
Bindley Western Industries, Inc.                        125,000              3,305
Arrow International, Inc.                                89,000              2,981
Invacare Corp.                                          112,000              2,940
                                                                   ---------------
                                                                            16,765
MATERIALS & PROCESSING 9.4%
CLARCOR, Inc.                                           160,000              3,180
Commercial Metals Co.                                   107,000              2,942
Pope & Talbot, Inc.                                     180,000              2,880
Cleveland-Cliffs, Inc.                                  110,000              2,839
Omnova Solutions, Inc.                                  450,000              2,812
Universal Forest Products, Inc.                         200,000              2,750
Caraustar Industries, Inc.                              174,000              2,632
Hanna (M.A.) Co.                                        278,000              2,502
Wausau-Mosinee Paper Corp.                              291,100              2,493
Ethyl Corp.                                             704,000              1,760
                                                                   ---------------
                                                                            26,790
MISCELLANEOUS 1.0%
Midas, Inc.                                             142,000              2,840
                                                                   ---------------
TECHNOLOGY 0.9%
WABTEC                                                  245,000              2,542
                                                                   ---------------
TRANSPORTATION 2.9%
Wabash National Corp.                                   236,000              2,817
Sea Containers Ltd. `A'                                 132,000              2,788
USFreightways Corp.                                     103,000              2,530
                                                                   ---------------
                                                                             8,135
UTILITIES 10.3%
Energen Corp.                                           167,000              3,643
National Fuel Gas Co.                                    67,000              3,266
RGS Energy Group, Inc.                                  140,000              3,115
United Illuminating Co.                                  69,000              3,019
Peoples Energy Corp.                                     93,000              3,011
OGE Energy Corp.                                        150,000              2,775
CMP Group, Inc.                                          93,000              2,726
Washington Gas Light Co.                                110,000              2,647
Hawaiian Electric Industries, Inc.                       80,000              2,625
Public Service Co. of New Mexico                        170,000              2,624
                                                                   ---------------
                                                                            29,451
                                                                   ---------------
Total Common Stocks                                                        280,474
(Cost $$339,132)                                                   ===============


66 SEE ACCOMPANYING NOTES

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 0.7%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.7%
STATE STREET BANK
    5.850% due 07/03/2000                             $   1,933    $         1,933
    (Dated 06/30/2000.  Collateralized by
    Federal National Mortgage Association
    5.125% due 02/13/2004 valued at $1,975 and
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $5.
    Repurchase proceeds are $1,938.)
                                                                   ---------------
Total Short-Term Instruments                                                 1,933
(Cost $1,933)                                                      ===============

TOTAL INVESTMENTS (a) 99.1%                                        $       282,407
(Cost $341,065)

OTHER ASSETS AND LIABILITIES (NET) 0.9%                                      2,555
                                                                   ---------------

NET ASSETS 100.0%                                                  $       284,962
                                                                   ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $342,457 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        16,703

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (76,753)
                                                                   ---------------

Unrealized depreciation-net                                        $       (60,050)
                                                                   ===============


                                                       SEE ACCOMPANYING NOTES 67

ENHANCED EQUITY FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 99.2%
----------------------------------------------------------------------------------
AEROSPACE 1.0%
Boeing Co.                                                5,000    $           209
Northrop Grumman Corp.                                    2,000                133
General Dynamics Corp.                                    2,400                125
                                                                   ---------------
                                                                               467
CAPITAL GOODS 7.3%
General Electric Co.                                     37,300              1,977
Tyco International Ltd.                                   6,900                327
United Technologies Corp.                                 4,300                253
Millipore Corp.                                           2,000                151
Ingersoll-Rand Co.                                        3,400                137
Minnesota Mining & Manufacturing Co.                      1,500                124
Johnson Controls, Inc.                                    2,400                123
Paccar, Inc.                                              3,100                123
ITT Industries, Inc.                                      3,000                 91
Navistar International Corp.(b)                           2,400                 75
Parker Hannifin Corp.                                     1,500                 51
Briggs & Stratton                                         1,000                 34
Cummins Engine Co., Inc.                                  1,200                 33
Visteon Corp.                                             1,649                 20
                                                                   ---------------
                                                                             3,519
COMMUNICATIONS 7.6%
BellSouth Corp.                                          16,640                709
MCI WorldCom, Inc.(b)                                    12,700                583
SBC Communications, Inc.                                 13,071                565
Verizon Communications                                    8,518                433
U.S. West, Inc.                                           5,000                429
MediaOne Group, Inc.(b)                                   3,600                238
Qualcomm, Inc.(b)                                         3,800                228
AT&T Corp.                                                7,000                221
ADC Telecommunication, Inc.(b)                            2,000                168
Sprint Corp. (FON Group)                                  1,800                 92
                                                                   ---------------
                                                                             3,666
CONSUMER DISCRETIONARY 7.2%
Wal-Mart Stores, Inc.                                    13,700                789
Ford Motor Co.                                           12,600                542
Time Warner, Inc.                                         6,100                464
Home Depot, Inc.                                          7,050                352
Federated Department Stores, Inc.(b)                      5,900                199
Target Corp.                                              3,300                191
Whirlpool Corp.                                           3,000                140
Lowe's Cos., Inc.                                         3,300                136
General Motors Corp.                                      1,600                 93
Liz Claiborne, Inc.                                       2,600                 92
Black & Decker Corp.                                      2,300                 90
Limited, Inc.                                             4,000                 86
Gap, Inc.                                                 2,350                 73
Circuit City Stores                                       2,000                 66
Tupperware Corp.                                          3,000                 66
RadioShack Corp.                                          1,000                 47
Brunswick Corp.                                           2,500                 41
                                                                   ---------------
                                                                             3,467
CONSUMER SERVICES 3.2%
Viacom, Inc. `B'(b)                                       9,673                660
Darden Restaurants, Inc.                                 14,800                240
Gannett, Inc.                                             3,100                185
New York Times Co.                                        4,500                178
Comcast Corp. Special `A'                                 3,500                142
Knight-Ridder, Inc.                                       2,300                122
                                                                   ---------------
                                                                             1,527
CONSUMER STAPLES 5.3%
Pepsico, Inc.                                             8,000                355
Coca-Cola Co.                                             5,900                339
Quaker Oats Co.                                           4,100                308
Anheuser Busch Cos., Inc.                                 4,000                299
ConAgra, Inc.                                            13,300                254
Procter & Gamble Co.                                      4,200                240
Safeway, Inc. (b)                                         2,900                131
Alberto-Culver Co.                                        4,000                122
SUPERVALU, Inc.                                           6,400                122
Adolph Coors Co. `B'                                      1,300                 79
Philip Morris Cos., Inc.                                  2,900                 77
Sara Lee Corp.                                            3,700                 71
Sysco Corp.                                               1,600                 67
Ralston-Ralston Purina Group                              2,700                 54
Colgate-Palmolive Co.                                       800                 48
                                                                   ---------------
                                                                             2,566
                                                                   ===============
ENERGY 5.7%
Exxon Corp.                                              14,565              1,143
Chevron Corp.                                             6,000                509
Royal Dutch Petroleum Co.                                 5,400                332
Kerr McGee Corp.                                          4,500                265
Apache Corp.                                              4,000                235
Amerada Hess Corp.                                        2,000                124
USX Marathon Group                                        4,700                118
Unicom Corp.                                              1,000                 39
                                                                   ---------------
                                                                             2,765
FINANCIAL & BUSINESS SERVICES 12.8%
Citigroup, Inc.                                          19,010              1,145
Chase Manhattan Corp.                                    14,187                653
Morgan Stanley, Dean Witter, Discover and Co.             6,360                529
BankAmerica Corp.                                        11,274                485
Merrill Lynch & Co.                                       3,200                368
Federal National Mortgage Association                     6,300                329
Fleet Boston Financial Corp.                              7,658                260
State Street Corp.                                        2,000                212
MGIC Investment Corp.                                     4,200                191
Paychex, Inc.                                             4,500                189
Sun Trust Banks, Inc.                                     4,000                183
PaineWebber Group, Inc.                                   4,000                182
Lincoln National Corp.                                    5,000                181
Lehman Brothers Holdings, Inc.                            1,800                170
Bear Stearns Co., Inc.                                    3,534                147
American International Group, Inc.                        1,212                142
PNC Bank Corp.                                            2,800                131
Morgan, J.P. & Co., Inc.                                  1,000                110
First Union Corp.                                         3,730                 93
Providian Financial Corp.                                 1,000                 90
MBNA Corp.                                                3,200                 87
Household International, Inc.                             2,000                 83
Wells Fargo Co.                                           1,700                 66
Mellon Financial Corp.                                    1,800                 66
AFLAC, Inc.                                               1,400                 64
H&R Block, Inc.                                           1,100                 36
                                                                   ---------------
                                                                             6,192
HEALTH CARE 12.1%
Pfizer, Inc.                                             30,750              1,476
Merck & Co., Inc.                                        11,500                881
Johnson & Johnson                                         7,400                754
Amgen, Inc.(b)                                            6,200                436
United Healthcare Corp.                                   4,300                369
Schering-Plough Corp.                                     7,200                364
Bristol-Myers Squibb Co.                                  6,100                355
Abbott Laboratories                                       7,400                330
Bausch & Lomb, Inc.                                       3,100                240
CIGNA Corp.                                               2,000                187
Allergan, Inc.                                            2,300                171
HCA - The Healthcare Co.                                  3,600                109
Mallinckrodt, Inc.                                        2,000                 87
Cardinal Health, Inc.                                     1,050                 78
Edwards Lifesciences Corp.(b)                               240                  5
                                                                   ---------------
                                                                             5,842
MATERIALS & PROCESSING 2.8%
Dow Chemical CO                                           8,100                245
Engelhard Corp.                                          10,100                172
Georgia-Pacific Corp.                                     6,200                163
Placer Dome, Inc.                                        15,800                151
W.R. Grace & Co.(b)                                      11,600                141
Ball Corp.                                                3,500                113
Temple-Inland, Inc.                                       2,500                105
E.I. Du Pont de Nemours, Inc.                             1,800                 79
Alcoa, Inc.                                               2,000                 58
Worthington Industries, Inc.                              5,000                 53
Inco Ltd.                                                 2,500                 38
International Paper Co.                                   1,200                 36
                                                                   ---------------
                                                                             1,354


68 SEE ACCOMPANYING NOTES

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
TECHNOLOGY 31.4%
Intel Corp.                                              15,800    $         2,112
Cisco Systems, Inc.(b)                                   30,800              1,958
Microsoft Corp.(b)                                       22,900              1,832
Oracle Corp.(b)                                          12,700              1,068
Sun Microsystems, Inc.(b)                                11,700              1,064
Nortel Networks Corp.                                    11,400                778
International Business Machines Corp.                     7,100                778
EMC Corp.(b)                                              8,400                646
Applied Materials, Inc.(b)                                6,000                544
America Online, Inc.(b)                                   8,300                438
Lucent Technologies, Inc.                                 6,700                397
Texas Instruments, Inc.                                   5,600                385
Dell Computer Corp.(b)                                    7,600                375
Yahoo, Inc.(b)                                            2,600                322
Comverse Technology, Inc.(b)                              2,800                260
Motorola, Inc.                                            8,325                242
Sprint Corp. (PCS Group)(b)                               4,000                238
Xilinx, Inc.(b)                                           2,800                231
Hewlett Packard Co.                                       1,800                225
Computer Associates International, Inc.                   4,300                220
Apple Computer, Inc.                                      3,400                178
Scientific-Atlanta, Inc.                                  2,000                149
Adobe Systems, Inc.                                       1,100                143
Analog Devices, Inc.(b)                                   1,600                122
Veritas Software Corp.(b)                                 1,000                113
Teradyne, Inc.(b)                                         1,400                103
National Semiconductor Corp.(b)                           1,000                 57
LSI Logic Corp.(b)                                        1,000                 54
Agilent Technologies, Inc.(b)                               686                 51
Advanced Micro Devices, Inc.(b)                             600                 46
Adaptec, Inc.(b)                                          1,800                 41
IMS Health, Inc.                                            800                 14
                                                                   ---------------
                                                                            15,184
TRANSPORTATION 0.6%
Union Pacific Corp.                                       4,200                156
Kansas City Southern Industries, Inc.                     1,000                 89
FDX Corp.(b)                                              1,500                 57
                                                                   ---------------
                                                                               302
UTILITIES 2.2%
FPL Group, Inc.                                           5,000                247
Reliant Energy, Inc.                                      5,000                148
DTE Energy Co.                                            4,800                147
Duke Energy Corp.                                         2,200                124
FirstEnergy Corp.                                         4,000                 93
Edison International                                      4,200                 86
Sempra Energy                                             5,000                 85
Public Service Enterprise Group, Inc.                     2,000                 69
Entergy Corp.                                             2,500                 68
                                                                   ---------------
                                                                             1,067
                                                                   ---------------
Total Common Stocks                                                         47,918
(Cost $34,671)                                                     ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.8%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.8%
State Street Bank
    5.850% due 07/03/2000                             $     380    $           380
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $388.
    Repurchase proceeds are $380.)
                                                                   ---------------
Total Short-Term Instruments                                                   380
(Cost $380)                                                        ===============

TOTAL INVESTMENTS (a) 100.0%                                       $        48,298
(Cost $35,051)

OTHER ASSETS AND LIABILITIES (NET) (0.0%)                                       (6)
                                                                   ---------------

NET ASSETS 100.0%                                                  $        48,292
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $35,053 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        15,502

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (2,257)
                                                                   ---------------

Unrealized appreciation-net                                        $        13,245
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 69

SCHEDULE OF INVESTMENTS
TAX-EFFICIENT EQUITY FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 99.7%
AEROSPACE 0.5%
Honeywell International, Inc.                             4,175    $           141
Lockheed Martin Corp.                                     3,700                 92
General Dynamics Corp.                                      900                 47
Raytheon Co. `B'                                          1,500                 29
                                                                   ---------------
                                                                               309
BUILDING 0.0%
Centex Corp.                                                500                 12
                                                                   ---------------
CAPITAL GOODS 6.5%
General Electric Co.                                     47,910              2,539
Tyco International Ltd.                                   5,200                246
United Technologies Corp.                                 3,800                224
Avery Dennison Corp.                                      1,300                 87
Illinois Tool Works, Inc.                                 1,400                 80
PPG Industries, Inc.                                      1,800                 80
ITT Industries, Inc.                                      1,900                 57
Navistar International Corp.(b)                           1,700                 53
Cooper Industries, Inc.                                   1,391                 45
Deere & Co.                                               1,200                 44
TRW, Inc.                                                 1,000                 43
Paccar, Inc.                                              1,000                 40
Ingersoll-Rand Co.                                          900                 36
Textron, Inc.                                               400                 22
Briggs & Stratton                                           604                 21
Johnson Controls, Inc.                                      400                 21
Dover Corp.                                                 400                 16
Millipore Corp.                                             200                 15
Caterpillar, Inc.                                           400                 14
Visteon Corp.(b)                                            720                  9
Minnesota Mining & Manufacturing Co.                        100                  8
Parker Hannifin Corp.                                       100                  3
Timken Co.                                                  100                  2
                                                                   ---------------
                                                                             3,705
COMMUNICATIONS 6.4%
SBC Communications, Inc.                                 14,801                640
AT&T Corp.                                               16,350                517
Verizon Communications                                    7,300                371
MCI WorldCom, Inc.(b)                                     8,000                367
BellSouth Corp.                                           8,200                350
Nextel Communications, Inc. `A'(b)                        5,000                306
GTE Corp.                                                 4,500                280
U.S. West, Inc.                                           2,400                206
MediaOne Group, Inc.(b)                                   3,000                198
Sprint Corp. (FON Group)                                  2,700                138
ADC Telecommunication, Inc.(b)                            1,100                 92
Vodafone Group PLC SP - ADR                               2,000                 83
ALLTEL Corp.                                              1,000                 62
CenturyTel, Inc.                                            500                 14
                                                                   ---------------
                                                                             3,624
CONSUMER DISCRETIONARY 8.9%
Wal-Mart Stores, Inc.                                    20,700              1,193
Home Depot, Inc.                                         11,300                564
Time Warner, Inc.                                         6,800                517
General Motors Corp.                                      4,900                285
Eastman Kodak Co.                                         4,100                244
Ford Motor Co.                                            5,500                237
UST, Inc.                                                13,688                201
Wm. Wrigley Jr. Co.                                       2,500                200
Walgreen Co.                                              5,900                190
Gap, Inc.                                                 5,875                184
Target Corp.                                              1,900                110
Jostens, Inc.                                             3,698                 93
Newell Rubbermaid, Inc.                                   2,900                 75
Liz Claiborne, Inc.                                       2,100                 74
CVS Corp.                                                 1,800                 72
Dollar General Corp.                                      3,632                 71
McGraw-Hill Companies, Inc.                               1,300                 70
Costco Wholesale Corp.                                    1,800                 59
Whirlpool Corp.                                           1,200                 56
Sears Roebuck & Co.                                       1,700                 55
Circuit City Stores                                       1,600                 53
Best Buy Co., Inc.(b)                                       800                 51
Avon Products, Inc.                                       1,100                 49
Maytag Corp.                                              1,287                 47
Lowe's Cos., Inc.                                         1,100                 45
Toys R US, Inc.(b)                                        3,000                 44
Federated Department Stores, Inc.(b)                      1,200                 41
Mattel, Inc.                                              2,426                 32
RadioShack Corp.                                            600                 28
Cendant Corp.(b)                                          1,995                 28
TJX Cos., Inc.                                            1,336                 25
K Mart Corp.(b)                                           3,500                 24
Black & Decker Corp.                                        580                 23
Hasbro, Inc.                                                900                 14
Tupperware Corp.                                            300                  7
Consolidated Stores Corp.(b)                                500                  6
Brunswick Corp.                                             300                  5
                                                                   ---------------
                                                                             5,072
CONSUMER SERVICES 3.2%
Viacom, Inc. `B'(b)                                      10,176                694
Disney (Walt) Co.                                         5,800                225
Tribune Co.                                               5,500                193
McDonald's Corp.                                          5,500                181
Interpublic Group of Companies, Inc.                      3,400                146
Gannett, Inc.                                             1,600                 96
Waste Management, Inc.                                    3,800                 72
Knight-Ridder, Inc.                                       1,300                 69
Harrah's Entertainment, Inc.(b)                           2,100                 44
Hilton Hotels Corp.                                       4,005                 38
New York Times Co.                                          600                 24
Darden Restaurants, Inc.                                    400                  7
                                                                   ---------------
                                                                             1,789
CONSUMER STAPLES 6.5%
Coca-Cola Co.                                             6,177                355
Kimberly-Clark Corp.                                      5,900                339
Pepsico, Inc.                                             6,600                293
Philip Morris Cos., Inc.                                 10,700                284
H.J. Heinz Co.                                            5,000                219
General Mills, Inc.                                       5,700                218
Procter & Gamble Co.                                      3,700                212
Seagram Co. Ltd.                                          3,300                191
Gillette Co.                                              4,800                168
Bestfoods                                                 2,300                159
Colgate-Palmolive Co.                                     2,600                156
Unilever NV - NY                                          2,600                112
Kroger Co.                                                4,800                106
Anheuser Busch Cos., Inc.                                 1,400                105
Sara Lee Corp.                                            4,900                 95
Alberto-Culver Co.                                        2,500                 76
Safeway, Inc.(b)                                          1,600                 72
Campbell Soup Co.                                         2,400                 70
Sysco Corp.                                               1,600                 67
Albertson's, Inc.                                         1,900                 63
Kellogg Co.                                               1,800                 54
Clorox Co.                                                1,100                 49
Quaker Oats Co.                                             600                 45
ConAgra, Inc.                                             2,200                 42
Nabisco Group Holdings Corp.                              1,500                 39
Adolph Coors Co. `B'                                        500                 30
Hershey Foods Corp.                                         600                 29
Ralston-Ralston Purina Group                              1,400                 28
Archer-Daniels-Midland Co.                                2,800                 27
                                                                   ---------------
                                                                             3,703
ENERGY 6.0%
Exxon Mobil Corp.                                        19,519              1,532
Royal Dutch Petroleum Co.                                 8,645                532
AES Corp.(b)                                              4,700                214
Peco Energy Co.                                           4,800                194
Chevron Corp.                                             1,900                161
Rowan Cos., Inc.(b)                                       4,800                146
Helmerich & Payne, Inc.                                   3,500                131
BP Amoco PLC SP - ADR                                     1,640                 93
Tosco Corp.                                               2,500                 71
Conoco, Inc.                                              2,823                 69
Amerada Hess Corp.                                        1,000                 62
Phillips Petroleum Co.                                    1,200                 61
Enron Corp.                                                 650                 42


70 SEE ACCOMPANYING NOTES

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
Texaco, Inc.                                                700    $            37
Halliburton Co.                                             695                 33
Sunoco, Inc.                                                700                 21
                                                                   ---------------
                                                                             3,399
ENVIRONMENTAL SERVICES 0.3%
Allied Waste Industries, Inc.(b)                         16,300                163
Service Corp. International(b)                            3,000                 10
                                                                   ---------------
                                                                               173
FINANCIAL & BUSINESS SERVICES 13.6%
Citigroup, Inc.                                          18,300              1,103
Morgan Stanley, Dean Witter, Discover and Co.             7,400                616
American International Group, Inc.                        5,091                598
Chase Manhattan Corp.                                    10,350                477
State Street Corp.                                        3,700                392
Wells Fargo Co.                                           9,300                360
KeyCorp                                                  17,667                311
American Express                                          5,700                297
Bank of New York                                          6,200                288
Charles Schwab Corp.                                      7,800                262
Merrill Lynch & Co.                                       2,000                230
MBNA Corp.                                                8,200                222
Paychex, Inc.                                             5,250                221
BankAmerica Corp.                                         3,411                147
Federal National Mortgage Association                     2,700                141
Marsh & McLennan Cos.                                     1,300                136
Household International, Inc.                             2,700                112
Comerica, Inc.                                            2,500                112
MGIC Investment Corp.                                     2,366                108
Mellon Financial Corp.                                    2,900                106
Northern Trust Corp.                                      1,600                104
Automatic Data Processing, Inc.                           1,800                 96
Omnicom Group                                             1,000                 89
Golden West Financial Corp.                               2,100                 86
Allstate Corp.                                            3,600                 80
Bank One Corp.                                            3,000                 80
Equifax, Inc.                                             2,900                 76
Lehman Brothers Holdings, Inc.                              800                 76
Sun Trust Banks, Inc.                                     1,500                 69
Washington Mutual, Inc.                                   2,350                 68
Providian Financial Corp.                                   700                 63
SLM Holding Corp.                                         1,700                 63
First Union Corp.                                         2,300                 57
Firstar Corp.                                             2,728                 56
Bear Stearns Co., Inc.                                    1,127                 47
Associates First Capital Corp.                            1,800                 40
Aon Corp.                                                 1,200                 37
AFLAC, Inc.                                                 800                 37
American General Corp.                                      600                 37
Lincoln National Corp.                                      880                 32
Dow Jones & Co., Inc.                                       400                 29
Fleet Boston Financial Corp.                                829                 28
PNC Bank Corp.                                              600                 28
Capital One Financial Corp.                                 600                 27
Progressive Corp.                                           300                 22
Young & Rubicam, Inc.                                       300                 17
Federal Home Loan Mortgage Corp.                            310                 13
Morgan, J.P. & Co., Inc.                                    100                 11
Sabre Holdings Corp.(b)                                     361                 10
MBIA, Inc.                                                  200                 10
Franklin Resources, Inc.                                    200                  6
                                                                   ---------------
                                                                             7,733
HEALTH CARE 11.7%
Pfizer, Inc.                                             24,613              1,181
Merck & Co., Inc.                                        10,400                797
Amgen, Inc.(b)                                            8,983                631
Bristol-Myers Squibb Co.                                  9,000                524
Eli Lilly & Co.                                           5,200                519
Johnson & Johnson                                         5,000                509
American Home Products Corp.                              5,900                347
Schering-Plough Corp.                                     6,363                321
Abbott Laboratories                                       6,600                294
Medtronic, Inc.                                           5,700                284
Pharmacia Corp.                                           4,109                212
United Healthcare Corp.                                   1,900                163
Wellpoint Health Networks, Inc.(b)                        2,000                145
Becton Dickinson & Co.                                    4,600                132
CIGNA Corp.                                               1,300                122
Baxter International, Inc.                                1,700                120
Guidant Corp.                                             1,700                 84
Biomet, Inc.                                              2,000                 76
Boston Scientific Corp.(b)                                3,000                 65
Aetna, Inc.                                                 600                 39
International Flavors & Fragrances                        1,112                 34
St. Jude Medical, Inc.                                      600                 28
Edwards Lifesciences Corp.(b)                               340                  7
                                                                   ---------------
                                                                             6,634
MATERIALS & PROCESSING 1.8%
Rohm & Haas Co.                                           6,900                238
Alcoa, Inc.                                               5,400                157
E.I. Du Pont de Nemours, Inc.                             2,868                125
International Paper Co.                                   3,300                 98
Freeport-McMoran Copper & Gold, Inc.(b)                   8,900                 82
Sealed Air Corp.(b)                                       1,500                 79
Barrick Gold Corp.                                        2,500                 45
Engelhard Corp.                                           2,600                 44
W.R. Grace & Co.(b)                                       2,912                 35
Air Products & Chemicals                                  1,000                 31
Praxair, Inc.                                               700                 26
Fort James Corp.                                            900                 21
Sherwin-Williams Co.                                        700                 15
Nucor Corp.                                                 400                 13
FMC Corp.(b)                                                100                  6
Ball Corp.                                                  100                  3
                                                                   ---------------
                                                                             1,018
TECHNOLOGY 31.8%
Intel Corp.                                              18,365              2,455
Cisco Systems, Inc.(b)                                   31,400              1,996
Microsoft Corp.(b)                                       24,400              1,952
Oracle Corp.(b)                                          15,870              1,334
Lucent Technologies, Inc.                                15,400                912
International Business Machines Corp.                     8,158                894
Sun Microsystems, Inc.(b)                                 8,800                800
EMC Corp.(b)                                             10,400                800
Dell Computer Corp.(b)                                   15,900                784
Nortel Networks Corp.                                    10,200                696
Hewlett Packard Co.                                       5,200                649
Texas Instruments, Inc.(b)                                8,000                550
Applied Materials, Inc.(b)                                5,932                538
America Online, Inc.(b)                                   9,000                475
Motorola, Inc.                                           10,200                296
Network Appliance, Inc.(b)                                3,400                274
Yahoo, Inc.(b)                                            2,200                273
Tellabs, Inc.(b)                                          3,700                253
Qualcomm, Inc.(b)                                         3,200                192
Computer Sciences Corp.(b)                                2,000                149
Agilent Technologies, Inc.(b)                             1,983                146
3Com Corp.(b)                                             2,500                144
Danaher Corp.                                             2,800                138
Corning, Inc.                                               500                135
Solectron Corp.(b)                                        3,200                134
Sprint Corp. (PCS Group)(b)                               2,168                129
Gateway, Inc.(b)                                          2,200                125
Computer Associates International, Inc.                   2,000                102
Micron Technology, Inc.(b)                                1,040                 92
Electronic Data Systems Corp.                             2,000                 83
Compaq Computer Corp.                                     3,220                 82
Veritas Software Corp.(b)                                   600                 68
BMC Software, Inc.(b)                                     1,500                 54
Global Crossing Ltd.(b)                                   1,900                 50
PerkinElmer, Inc.                                           600                 40
Adobe Systems, Inc.                                         280                 36
Lexmark International Group, Inc. `A'(b)                    500                 34
Siebel Systems, Inc.(b)                                     200                 33
American Power Conversion Corp.(b)                          700                 29
Comverse Technology, Inc.(b)                                300                 28
IMS Health, Inc.(b)                                         800                 14
Energizer Holdings, Inc.(b)                                 466                  9
Xilinx, Inc.(b)                                             100                  8
Analog Devices, Inc.(b)                                     100                  8
Teradyne, Inc.(b)                                           100                  7
Maxim Integrated Products, Inc.(b)                          100                  7
PE Corp.-PE Biosystems Group                                100                  7
Parametric Technology Corp.(b)                              594                  7


                                                       SEE ACCOMPANYING NOTES 71

SCHEDULE OF INVESTMENTS (CONT.)
TAX-EFFICIENT EQUITY FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
Xerox Corp.                                                 290    $             6
Compuware Corp.(b)                                          411                  4
Citrix Systems, Inc.(b)                                     100                  2
Unisys Corp.(b)                                             100                  1
                                                                   ---------------
                                                                            18,034
TRANSPORTATION 1.0%
Kansas City Southern Industries, Inc.                     3,100                275
Ryder System, Inc.                                        8,100                153
Delta Air Lines, Inc.                                     1,500                 76
FDX Corp.(b)                                              1,200                 46
Southwest Airlines Co.                                    1,600                 30
                                                                   ---------------
                                                                               580
UTILITIES 1.5%
Coastal Corp.                                             4,700                286
Northern States Power-Mn                                 10,200                206
Columbia Gas Systems, Inc.                                1,800                118
Duke Energy Corp.                                         1,000                 56
FirstEnergy Corp.(b)                                      2,116                 49
PG&E Corp.                                                1,700                 42
Texas Utilities Co.                                       1,300                 38
DTE Energy Co.                                            1,100                 34
Constellation Energy Group, Inc.                            400                 13
                                                                   ---------------
                                                                               842
                                                                   ---------------
Total Common Stocks                                                         56,627
(Cost $46,063)                                                     ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.4%
State Street Bank
    5.850% due 07/03/2000                             $     217                217
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $224.
    Repurchase proceeds are $217.)
                                                                   ---------------
Total Short-Term Instruments                                                   217
(Cost $217)                                                        ===============

TOTAL INVESTMENTS(a) 100.1%                                        $        56,844
(Cost $46,280)

OTHER ASSETS AND LIABILITIES (NET) (0.1%)                                     (37)
                                                                   ---------------
NET ASSETS 100.0%                                                  $        56,807
                                                                   ===============
NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000,  the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $46,808 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        12,663

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (2,627)
                                                                   ---------------

Unrealized appreciation-net                                        $        10,036
                                                                   ===============

(b) Non-income producing security.


72 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
STRUCTURED EMERGING MARKETS FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 99.0%
----------------------------------------------------------------------------------
ARGENTINA 3.6%
PC Holdings(b)                                          105,289    $           193
Telefonica de Argentina SA                               56,714                184
Molinos Rio de la Plata SA                               87,457                166
Telecom Argentina SA `B'                                 27,499                152
Siderca SA `A'                                           61,050                140
Banco de Galicia y Buenos Aires SA de CV `B'             31,680                119
Banco Frances SA                                         14,442                105
Astra Cia Argentina de Petroleo SA(b)                    36,210                 93
Renault Argentina                                       120,653                 81
Sociedad Comercial Del Plata SA                         335,780                 41
                                                                   ---------------
                                                                             1,274
BALTIC NATIONS 2.5%
Baltic Fund `A'                                           7,116                733
AS Eesti Telekom                                          7,000                141
                                                                   ---------------
                                                                               874
BOTSWANA 1.4%
Standard Chart Bank Botswana                            339,460                291
Sechaba Breweries Ltd.                                  181,100                151
Sefalana Holding Co. Ltd.                                80,500                 69
                                                                   ---------------
                                                                               511
BRAZIL 4.7%
Telecomunicacoes Brasileiras SA SP - ADR                  3,500                340
Companhia Cervejaria Brahma                             334,531                284
Petroleo Brasileiro SA                                    8,750                259
Itausa-Investimentos Itau SA                            140,300                136
Companhia Suzano de Papel e Celulose                     46,000                115
Banco Estado de Sao Paul                              2,410,000                 71
Companhia Vidraria Santa Marina                          48,000                 65
Telecomunicacoes de Sao Paulo SA                          3,500                 65
Banco Bradesco SA                                     7,300,000                 64
Embratel Participacoes SA                                 2,600                 61
Banco Do Brasil SA                                   10,300,000                 52
Mahle Cofap Aneis(b)                                     22,047                 41
Telecomunicacoes de Sao Paulo                         2,104,594                 40
Telesp Celular Participacoes SA(b)                    1,795,712                 32
Tele Sudeste Celular Participacoes SA(b)                    700                 21
Tele Norte Leste Participacoes SA                           409                 10
Petroleo Brasileiro SA                                        5                  0
                                                                   ---------------
                                                                             1,656
BULGARIA 0.3%
Framlington Bulgaria Fund(b)                             33,920                110
                                                                   ---------------
CHILE 3.4%
Masisa SA SP - ADR                                       16,600                196
Banco Santiago SA SP - ADR                               10,000                179
Cristalerias de Chile SP - ADR                            8,300                137
Enersis SA SP - ADR                                       6,214                124
Administradora de Fondos
    de Pensiones Provida SA SP - ADR                      4,700                100
Sociedad Quimica y Minera de Chile SA SP - ADR            4,000                 89
Laboratorio Chile SA SP - ADR                             4,600                 88
Madeco SA SP - ADR                                       10,300                 79
Empresa Nacional de Electricidad SA SP - ADR              5,159                 57
Compania Cervecerias Unidas SA SP - ADR                   2,500                 57
Embotelladora Andina SA SP - ADR `A'                      3,500                 41
Embotelladora Andina SA SP - ADR `B'                      4,300                 41
Quimica Y Minera de Chile                                   731                 17
Compania de Telecomunicaciones de Chile SA SP - ADR          45                  1
                                                                   ---------------
                                                                             1,206
CHINA 4.6%
China Mobile (Hong Kong) Ltd.(b)                         97,000                855
China Merchants Shekou Port Service Co. Ltd.            293,000                141
Yizheng Chemical Fibre Co. Ltd. `H'                     578,000                115
Shanghai Petrochemical Co. Ltd. `H'                     813,000                111
Legend Holdings Ltd.                                    100,000                 97
China Resources Enterprise Ltd.                          68,000                 82
Shanghai Dazhong Taxi Co. `B'                           125,788                 68
Shanghai Diesel Engine Co. Ltd. `B'                     231,000                 57
Maanshan Iron & Steel Co. `H'                         1,044,000                 52
Chinadotcom Corp. `A'(b)                                  2,000                 41
Guangdong Investment Ltd.                                 1,000                  0
China Overseas Land & Investment                          1,000                  0
                                                                   ---------------
                                                                             1,619
COLOMBIA 0.4%
Bancolombia SA SP - ADR(b)                               29,400                 62
Carulla y Compania SA SP - ADR                           34,700                 27
Banco Ganadero SA SP - ADR                                4,966                 20
Cadena Almacenes SP - ADR                                31,040                 15
Cementos Diamante SA SP - GDR 144A                        5,800                  5
Cementos Diamante SA SP - GDR                             2,300                  2
                                                                   ---------------
                                                                               131
CROATIA 0.8%
Pliva D.D                                                27,390                283
                                                                   ---------------

CZECH REPUBLIC 1.5%
Cesky Telecom AS(b)                                       7,500                126
SPT Telecom AS                                            6,893                117
Komercni Banka AS                                         5,351                108
Ceske Radiokomunikace(b)                                  1,800                 80
Ceska Pojistovna                                            529                 34
ZDB(b)                                                   10,273                 21
Vodni Stavby Praha AS                                    10,580                 19
Synthesia AS                                             15,050                 19
Aliachem AS(b)                                           85,472                 11
                                                                   ---------------
                                                                               535
EGYPT 1.9%
Mobinil-Egyptian Mobile Network(b)                        7,141                232
Al Ahram Beverages(b)                                     9,700                173
Commercial International Bank                            12,041                128
Suez Cement Co.                                          11,566                121
Paints & Chemical Industries Co. SAE                      3,008                 18
Egyptian Financial & Industrial Co.                       1,716                 14
                                                                   ---------------
                                                                               686
GHANA 0.5%
Social Security Bank Ltd.(b)                            137,600                 51
Unilever Ghana Ltd.(b)                                  113,960                 39
Ashanti Goldfields Co. Ltd. SP - GDR                     21,434                 38
Mobil Oil Ghana Ltd.(b)                                   8,631                 28
Standard Chartered Bank Ghana Ltd.                        4,700                 19
Aluworks Ghana Ltd.(b)                                   32,200                 16
                                                                   ---------------
                                                                               191
GREECE 4.1%
National Bank of Greece SP-ADR                           25,480                199
Intracom SA                                               3,740                137
Panafon Hellenic Telecommunications Co. SA               11,800                134
Hellenic Telecommunication Organization SA                5,239                128
J. Boutaris & Son Holdings                               18,990                118
National Bank of Greece SA                                2,833                111
Alpha Credit Bank                                         2,502                 99
Titan Cement Co. SA                                       2,060                 78
Commercial Bank of Greece SA                              1,760                 76
General Construction SA                                   5,156                 74
Aluminium of Greece SA                                    1,630                 61
Elais Co. SA                                              2,170                 49
Alpha Leasing SA                                          3,018                 42
Ergo Bank SA                                              1,578                 30
Aegek SA                                                  3,550                 29
EFG Eurobank(b)                                           1,080                 29
Hellenic Bottling Co. SA                                  1,780                 28
Attica Enterprises SA                                     1,386                 15
Naoussa Spinning Mills SA                                 1,160                 10
Radio Athinai                                                 4                  0
                                                                   ---------------
                                                                             1,447
HUNGARY 3.6%
OTP Bank Rt.                                              5,541                289
Antenna Hungaria Rt.(b)                                   6,178                179
Magyar Tavkozlesi Rt. SP - ADR                            4,800                165
Gedeon Richter Rt.                                        2,852                154
BorsodChem Rt.(b)                                         3,381                104
Inter-Europa Bank Rt.                                     1,942                 82
MOL Magyar Olaj-es Gazipari Rt.                           5,630                 78
Pick Szeged Rt.                                           1,900                 70
Demasz Rt.                                                1,200                 69
Pannonplast Rt.                                           2,360                 51
Danubius Hotel and Spa Rt.                                1,890                 36
                                                                   ---------------
                                                                             1,277


                                                       SEE ACCOMPANYING NOTES 73

SCHEDULE OF INVESTMENTS (CONT.)
STRUCTURED EMERGING MARKETS FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
INDIA 3.6%
UTI India IT Fund(b)                                      6,000    $           429
The India Fund, Inc.                                     23,000                326
Reliance Industries SP - GDR                              4,608                 97
Hindalco Industries Ltd. SP - GDR                         4,800                 94
State Bank of India SP - GDR                              7,800                 77
Indo Gulf Corp. Ltd. SP - GDR                            66,300                 63
I.T.C. Limited SP - GDR                                   3,100                 60
CESC Ltd. SP - GDR                                       88,000                 35
Tata Engineering and Locomotive Co. Ltd. SP - GDR         7,950                 22
Mahindra & Mahindra Ltd. SP - GDR                         4,029                 19
Ranbaxy Laboratories Ltd. SP - GDR(b)                     1,100                 18
Bajaj Auto Ltd. SP - GDR                                  1,902                 17
Grasim Industries SP - GDR                                1,500                 13
Tata Electric Cos. SP - GDR                                  10                  1
                                                                   ---------------
                                                                             1,271
INDONESIA 2.8%
PT Gudang Garam                                         127,500                206
PT Astra International, Inc.                            514,000                161
PT Telekomunikasi Indonesia                             407,080                143
PT Indocement Tunggal Prakarsa                          329,500                121
PT Indah Kiat Pulp & Paper Corp.                        597,000                121
PT Hanjaya Mandala Sampoerna                             68,500                 99
PT Indofood Sukses Makmur                               130,000                 71
PT Indosat (Persero)                                     44,500                 52
                                                                   ---------------
                                                                               974
ISRAEL 4.3%
Teva Pharmaceutical Industries Ltd.                       6,591                358
Bezek Israeli Telecommunication Corp.                    51,695                288
Israel Chemicals Ltd.                                   161,074                197
Bank Hapoalim Ltd.                                       50,080                145
Nice Systems Ltd.                                         1,749                136
Koor Industries Ltd.                                      1,051                113
Discount Investment Corp.                                 1,694                 96
Bank Leumi Le-Israel                                     34,395                 71
Industrial Buildings Corp.                               36,596                 54
Leumi Insurance Holdings(b)                              49,005                 51
                                                                   ---------------
                                                                             1,509
KENYA 0.7%
Uchumi Supermarket Ltd.                                 132,100                 73
Firestone East Africa Ltd.                              303,150                 50
Kenya Airways Ltd.                                      364,500                 38
Sasini Tea & Coffee Ltd.                                 43,600                 20
National Industrial Credit Bank                          63,460                 17
Kenya Power & Lighting Co. Ltd.                          25,050                 17
Athi River Mining Ltd.                                  256,800                 15
Kenya Commercial Bank Ltd.                               28,451                 10
                                                                   ---------------
                                                                               240
MALAYSIA 3.6%
Malayan Banking Bhd.                                     55,900                227
Sime Darby Bhd.                                         110,700                142
Edaran Otomobil Nasional Bhd.                            39,000                123
United Engineers (Malaysia) Bhd.                         58,900                120
Leader Universal Holdings Bhd.                          367,000                109
Telekom Malaysia Bhd.                                    26,000                 90
Genting Bhd.                                             24,300                 90
Technology Resources Industries Bhd.                     56,000                 60
Malaysia Internation Shipping Bhd.                       33,000                 55
Tenaga Nasional Bhd.                                     16,000                 52
Commerce Asset-Holding Bhd.                              16,950                 49
Aokam Perdana Bhd.                                       30,166                 38
Nestle Malaysia Bhd.                                      8,000                 37
Magnum Corp. Bhd.                                        47,000                 28
Rashid Hussain Bhd.                                      33,000                 28
United Engineers Bhd. - Warrant(b)                       13,440                 12
                                                                   ---------------
                                                                             1,260
MAURITIUS ISLAND 0.9%
New Mauritius Hotels Ltd.                                31,515                 49
State Bank of Mauritius Ltd.                             63,350                 42
The United Basalt Products                               39,500                 41
Sun Resorts Ltd.                                         20,969                 39
Shell Mauritius Ltd.(b)                                  26,979                 32
Mauritius Commercial Bank(b)                              9,034                 31
Air Mauritius Ltd.                                       38,200                 25
Mon Tresor & Mon Desert Ltd.(b)                          23,449                 25
Ireland Blyth Ltd.(b)                                    29,400                 25
Rogers & Co. Ltd.                                         6,455                 23
                                                                   ---------------
                                                                               332
MEXICO 6.8%
Carso Global Telecom `A1'                               163,000                465
Grupo Financiero Banamex Accival SA                      85,000                357
Grupo Financiero Bancomer SA                            530,000                269
Grupo Televisa SA `CPO'                                  63,000                216
Telefonos de Mexico SA(b)                                72,400                207
Cemex SA de CV                                           34,630                162
Grupo Carso SA de CV `A1'(b)                             42,000                149
Coca-Cola Femsa SA `L'                                   78,000                147
Cifra SA de CV `V'                                       56,569                133
Alfa SA de CV `A'                                        39,572                 90
Grupo Mexico SA `B'                                      28,000                 79
Grupo Industrial Bimbo SA de CV `A'                      41,000                 65
Kimberly-Clark de Mexico SA de CV `A'                    15,000                 43
Industrias Penoles SA `CP'(b)                            16,000                 26
Grupo Situr SA de CV `B'                                641,000                  0
                                                                   ---------------
                                                                             2,408
MOROCCO 1.8%
Omnium Nord Africain SA                                   1,348                149
Cie Transports LN                                         3,121                109
Samir(b)                                                  1,510                104
Banque Commercial du Maroc                                  684                 62
Wafabank                                                    674                 62
Lesieur Cristal                                             414                 50
Ciments du Maroc                                            648                 49
Brasseries du Nord Marocain                                 259                 40
                                                                   ---------------
                                                                               625
PERU 3.7%
Telefonica del Peru SA `B'                              250,949                361
Cerveceria Backus & Johnston SA `T'                     697,309                200
Banco Wiese Ltd.                                        747,299                199
Credicorp Ltd.                                           15,737                142
Compania de Minas Buenaventura SA `B'                    16,157                141
Ferreyros SA                                            424,666                135
Cementos Lima SA                                          7,317                 90
Southern Peru Copper Corp.                               10,834                 39
                                                                   ---------------
                                                                             1,307
PHILIPPINES 3.4%
San Miguel Corp. `B'                                    245,900                304
Philippine Long Distance Telephone Co.                   13,300                238
ABS-CBN Holdings Corp.                                   86,469                107
Manila Electric Co. `B'                                  69,956                103
Benpres Holdings Corp.(b)                               942,500                 90
Petron Corp.                                          2,727,623                 90
Ayala Corp.                                             451,100                 83
Metro Bank Trust Co.                                      9,650                 45
SM Prime Holdings, Inc.                                 369,000                 44
Ayala Land, Inc.                                        303,560                 39
International Container Term Services, Inc.             634,000                 19
First Philippine Holdings Corp.                          28,520                 15
Fortune Cement Corp.                                  1,022,250                  9
Metropolitan Bank and Trust Co.(b)                          965                  1
                                                                   ---------------
                                                                             1,187
POLAND 3.8%
Telekomunikacja Polska SA                                24,900                178
Bank Rozwoju Eksportu SA                                  4,860                151
KGHM Polska Miedz SA                                     18,650                140
Prokom Software SA                                        2,562                134
Wielkopolski Bank Kredytowy SA                           21,628                126
Bank Handlowy W. Warszawie                                7,285                115
Elektrim Spolka Akcyjna SA                                9,925                114
Zaklady Piwowarskie W Zywcu SA                            1,600                110
Bank Slaski SA W Katowicach                               1,865                100
Netia Holdings SA(b)                                      2,900                 81
Zaklady Metali Lekkich Kety(b)                            3,845                 55
Fabryka Kotlow Rafako SA                                 27,790                 44
Mostostal Export SA                                       7,305                  8
                                                                   ---------------
                                                                             1,356
ROMANIA 1.0%
Society Generale Romania Fund                             3,096                163
Romanian Investment Fund                                    402                161
Romanian Growth Fund                                     24,300                 21
                                                                   ---------------
                                                                               345


74 SEE ACCOMPANYING NOTES

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
RUSSIA 2.7%
Surgutneftegaz                                           11,500    $           153
LUKoil Holding SP - ADR                                   2,500                128
Unified Energy System SP - ADR                            9,530                110
Omz Gruppor Uralmash-Izhora(b)                           67,000                107
Baltika Brewery(b)                                          300                 96
Varyeganneftegaz                                         59,285                 89
Rao Gazprom SP - ADR                                     11,000                 74
Vimpel-Communications SP - ADR(b)                         1,900                 42
Samson(b)                                                25,791                 39
Uralmash-Zavody SP - ADR(b)                              13,000                 24
Rostelecom SP - ADR                                       1,666                 23
Avtovaz                                                     500                 21
Rao Gazprom SP - ADR                                      3,100                 21
Mosk Gorod Tel(b)                                         2,500                 19
Mosenergo SP - ADR                                        4,101                 16
                                                                   ---------------
                                                                               962
SAUDI ARABIA 1.1%
Saudi Arabian Investment Fund                            36,200                396
                                                                   ---------------
SOUTH AFRICA 4.4%
Impala Platinum Holdings Ltd.                             7,970                296
Sasol Ltd.                                               32,836                220
Nedcor Ltd.                                               8,900                187
Liberty Group Ltd.                                       12,916                123
Anglo American PLC                                        2,568                122
De Beers Centenary                                        4,640                113
Dimension Data Holding(b)                                12,050                100
Barlow Ltd.                                              16,400                 98
FirstRand Ltd.                                           83,460                 86
South African Breweries PLC(b)                            9,865                 72
DataTec Ltd.(b)                                           8,200                 57
Comparex Holdings Ltd.                                   24,100                 42
Pepkor Ltd.                                               7,540                 27
Wooltru Ltd. `N'                                         18,500                 21
                                                                   ---------------
                                                                             1,564
SOUTH KOREA 5.0%
Samsung Electronics                                         940                311
SK Telekom Co.                                              840                275
Hite Brewery Co. Ltd.                                     6,120                269
LG Electronics                                            6,550                183
Trigem Computer, Inc.                                     6,372                128
SK Corp.                                                  6,250                115
Pohang Iron & Steel Co. Ltd.                              1,220                104
Korea Telecom                                             1,050                 92
Shinhan Bank                                              8,674                 82
Samsung Fire & Marine Insurance                           2,494                 69
Korea Electric Power Corp.                                2,120                 66
Hanvit Bank(b)                                           11,500                 58
Daewoo Securities Co.                                     1,771                  9
Korean Air                                                  603                  5
                                                                   ---------------
                                                                             1,766
TAIWAN 4.4%
R.O.C. Taiwan Fund                                       63,310                550
Taiwan Fund, Inc.                                        27,335                523
Acer, Inc.(b)                                            14,198                133
Macronix International Co. Ltd. SP - ADR                  3,573                 91
Walsin Lihwa Corp. SP - GDR(b)                           11,856                 89
China Steel Corp. SP - GDR                                4,485                 61
Asia Cement Corp. SP - GDR                                8,757                 57
Yang Ming Marine Transport SP - GDR(b)                    5,186                 41
Systex Corp.(b)                                           1,850                 20
Teco Electric & Machinery SP - GDR                           40                  0
                                                                   ---------------
                                                                             1,565
THAILAND 3.7%
Hana Microelectronics Public Co. Ltd.                    31,400                246
BEC World Public Co. Ltd.                                29,600                180
Advanced Info Service Public Co. Ltd.                    13,400                167
Thai Euro Fund(b)                                        27,500                154
TelecomAsia Corp. Public Co. Ltd.(b)                     98,700                110
Siam Cement Public Co. Ltd.                               9,700                107
PTT Exploration & Production                             20,750                101
Thai Farmers Bank Public Co. Ltd.                       115,500                 97
United Communication Industries                         102,000                 88
Bangkok Bank Public Co.                                  27,900                 34
Telecomasia(b)                                           31,168                 18
                                                                   ---------------
                                                                             1,302
TURKEY 3.5%
Turk Hava Yollari Anonim Ortakligi                    9,606,132    $           178
Yapi ve Kredi Bankasi AS                             12,939,190                144
Dogan Sirketler Grubu Holding AS                      5,746,424                139
Migros Turk TAS                                         602,868                112
Haci Omer Sabanci Holding AS                          9,406,800                111
Koc Holding AS                                        1,469,168                104
Akbank TAS                                           12,910,504                100
Tupras-Turkiye Petrol AS                              1,600,000                 84
Netas Northern Electric Telekomunikasyon AS             649,800                 72
Eregli Demir Ve Celik Fabrikalari TAS                 1,482,609                 60
Vestel Elektronik Sanayi                                185,000                 56
Erciyas Biracilik ve Malt Sanayii AS                    968,713                 45
Petrol Ofisi AS(b)                                      469,585                 23
Aktas Elektrik(b)                                        82,000                 20
                                                                   ---------------
                                                                             1,248
VENEZUELA 3.1%
Electridad de Caracas SP - ADR                           21,400                540
Compania Anonima Nacional Telefonos
    de Venezuela SP - ADR                                14,000                381
Banco Venezolano de Creditio SP - ADR                    30,573                104
Mantex S.A.C.A. SP - ADR                                  8,800                 62
International Briquettes Holding, Inc.                    6,667                 18
                                                                   ---------------
                                                                             1,105
ZIMBABWE 1.4%
Barclays Bank of Zimbabwe                               561,400                245
Delta Corp. Ltd.                                        447,038                122
Interfresh Ltd.                                       1,829,700                 65
Wankie Colliery Co. Ltd.                              1,364,428                 53
                                                                   ---------------
                                                                               485
                                                                   ---------------
Total Common Stocks                                                         35,007
(Cost $31,182)                                                     ===============

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.1%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENTS 0.1%
State Street Bank
     5.850% DUE 2000/07/03                            $      47                 47
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 07/16/2001 valued at $51.
    Repurchase proceeds are $47.)
                                                                   ---------------
Total Short-Term Instruments                                                    47
(Cost $47)                                                         ===============

TOTAL INVESTMENTS(a) 99.1%                                         $        35,054
(Cost $31,229)                                                     ===============

OTHER ASSETS AND LIABILITIES (NET) 0.9%                                        322
                                                                   ---------------
NET ASSETS 100.0%                                                  $        35,376
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $31,542 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        10,117

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (6,605)
                                                                   ---------------

Unrealized appreciation-net                                        $         3,512
                                                                   ===============

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 75

SCHEDULE OF INVESTMENTS
TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 98.6%
----------------------------------------------------------------------------------
ARGENTINA 4.1%
PC Holdings(b)                                          412,737    $           756
Telecom Argentina SA `B'                                 81,039                448
Telefonica de Argentina SA                              133,634                435
Siderca SA `A'                                          170,989                393
Banco Frances SA                                         43,102                317
Argentina Fund(b)                                        28,800                295
Banco de Galicia y Buenos Aires SA de CV `B'             77,829                292
Astra Cia Argentina de Petro SA                         105,540                272
Renault Argentina                                       241,431                162
Molinos Rio de la Plata SA                               74,161                141
Sociedad Comercial Del Plata SA                         813,560                100
                                                                   ---------------
                                                                             3,611
BALTIC NATIONS 1.3%
Baltic Fund `A'                                           9,107                938
Eesti Telekom(b)                                          9,000                181
                                                                   ---------------
                                                                             1,119
BOTSWANA 0.9%
Standard Chart Bank Botswana                            403,350                345
Sechaba Breweries Ltd.                                  382,400                319
Sefalana Holding Co. Ltd.                                93,100                 80
                                                                   ---------------
                                                                               744
BRAZIL 6.8%
Petroleo Brasileiro SA                                   86,900              2,574
Telecomunicacoes Brasileiras SA SP - ADR                 22,080              2,145
Telecomunicacoes de Sao Paulo SA                         22,080                408
Companhia Cervejaria Brahma                             277,000                235
Itausa-Investimentos Itau SA                            147,500                143
Tele Sudeste Celular Participacoes SA(b)                  4,416                135
Banco Estado de Sao Paul                              2,800,457                 84
Tele Norte Leste Participacoes SA(b)                      2,585                 61
Telecomunicacoes de Sao Paulo                         2,424,254                 46
Telesp Celular(b)                                     2,165,657                 39
Mahle Cofap Aneis                                        18,777                 35
Banco Do Brasil SA                                          300                  0
                                                                   ---------------
                                                                             5,905
BULGARIA 0.2%
Framlington Bulgaria Fund(b)                             44,260                144
                                                                   ---------------
CHILE 3.5%
Enersis SA SP - ADR                                      17,416                347
Empresa Nacional de Electricidad SA SP - ADR             31,288                346
Masisa SA SP - ADR                                       27,900                330
Banco Santiago SA SP - ADR                               17,200                307
Laboratorio Chile SA SP - ADR                            13,600                261
Madeco SA SP - ADR                                       32,600                249
Administradora de Fondos
    de Pensiones Provida SA SP - ADR                     10,600                225
Cristalerias de Chile SP - ADR                           13,100                216
Compania de Telecomunicaciones de Chile SA SP - ADR      10,796                196
Compania Cervecerias Unidas SA SP - ADR                   7,800                177
Sociedad Quimica y Minera de Chile SA SP - ADR            6,300                140
Embotelladora Andina SA SP - ADR `B'                      8,700                 83
Gener SA SP - ADR                                         5,500                 81
Embotelladora Andina SA SP - ADR `A'                      4,200                 49
Quimica Y Minera de Chile                                 1,264                 29
                                                                   ---------------
                                                                             3,036
CHINA 4.5%
China Telecom Ltd.(b)                                   223,000              1,967
Shanghai New Asia Group Co. Ltd. `B'                  1,067,500                314
Shanghai Diesel Engine Co. Ltd. `B'                     923,000                229
China Merchants Shekou Port Service Co. Ltd.            463,518                223
Shanghai Dazhong Taxi Co. `B'                           331,000                179
China Resources Enterprise Ltd.                         122,000                146
Jilin Chemical Industrial Co. Ltd.                    2,354,000                143
Maanshan Iron & Steel Co. `H'                         2,866,000                142
Shanghai Petrochemical Co. Ltd. `H'                     962,000                131
China Travel International Investment Hong Kong Ltd.    800,000                130
Guangdong Investment Ltd.                               631,800                 85
Chinadotcom Corp. `A'(b)                                  3,600                 74
China Overseas Land & Investment                        762,000                 72
Harbin Power Equipment Co. Ltd. `H'                   1,170,000                 56
Legend Holdings(b)                                       36,000                 35
                                                                   ---------------
                                                                             3,926
COLOMBIA 0.4%
Bancolombia SP - ADR(b)                                  73,400    $           156
Banco Ganadero SA SP - ADR                               14,600                 57
Cadena Almacenes SP - ADR                               118,100                 57
Carulla y Compania SP - ADR                              41,200                 32
Cementos Diamante SA SP - GDR 144A                        6,900                  5
Cementos Diamante SA SP - GDR                             2,800                  2
                                                                   ---------------
                                                                               309
CROATIA 0.6%
Pliva D.D                                                52,250                539
                                                                   ---------------
CZECH REPUBLIC 1.4%
Cesky Telecom AS(b)                                      26,100                438
SPT Telecom AS                                           15,730                266
Ceske Radiokomunikace(b)                                  5,700                253
Komercni Banka AS                                         8,337                169
Ceska Pojistovna                                          1,255                 81
ZDB(b)                                                   12,178                 25
Aliachem AS                                             101,312                 14
Synthesia AS                                             10,433                 13
                                                                   ---------------
                                                                             1,259
EGYPT 1.8%
Mobinil-Egyptian Mobile Network(b)                       15,900                517
Eastern Co. for Tobacco & Cigarettes                     10,000                218
Al Ahram Beverages(b)                                     9,300                165
Commercial International Bank                            14,833                158
Orascom Construction(b)                                  13,768                158
Oriental Weavers Co.                                      9,070                144

SUEZ CEMENT CO                                            9,695                101
Alexandria National Iron & Steel Co.(b)                   2,546                 87
Egyptian International Pharmaceutical Industries Co.        660                 29
                                                                   ---------------
                                                                             1,577
GHANA 0.3%
Ashanti Goldfields Co. Ltd. SP - GDR                     60,366                106
Unilever Ghana Ltd.(b)                                  135,040                 46
Mobil Oil Ghana Ltd.(b)                                  10,174                 33
Standard Chartered Bank Ghana Ltd.                        5,500                 22
Aluworks Ghana Ltd.(b)                                   38,100                 18
Social Security Bank Ltd.(b)                             47,400                 17
                                                                   ---------------
                                                                               242
GREECE 3.8%
Hellenic Telecommunication Organization SA                19,60                480
Intracom SA                                              12,058                441
Alpha Credit Bank                                         6,672                263
Alpha Leasing SA                                         16,912                233
General Construction SA                                  15,918                227
Titan Cement Co. SA                                       5,130                195
Commercial Bank of Greece SA                              4,370                189
Hellenic Bottling Co. SA                                 10,110                161
Aegek SA                                                 18,140                147
Aluminium of Greece SA                                    3,900                146
Panafon Hellenic Telecommunications Co. SA               11,800                134
J. Boutaris & Son Holdings                               20,910                131
EFG Eurobank(b)                                           4,160                110
National Bank of Greece SA                                2,632                104
Elais Co. SA                                              4,280                 97
National Bank of Greece ADR(b)                           11,900                 93
Ergo Bank SA                                              3,702                 71
Heracles General Cement SA                                2,790                 59
Attica Enterprises SA                                     2,310                 25
                                                                   ---------------
                                                                             3,306
HUNGARY 4.2%
Magyar Tavkozlesi Rt. SP - ADR                           29,000                999
OTP Bank Rt                                               9,171                478
Gedeon Richter Rt                                         8,300                447
Antenna Hungaria Rt.(b)                                  13,970                405
Graboplast Rt                                            25,772                260
BorsodChem Rt.(b)                                         6,964                215
Pick Szeged Rt                                            5,790                214
MOL Magyar Olaj-es Gazipari Rt                           15,475                213
Demasz Rt                                                 2,700                155
Danubius Hotel and Spa Rt                                 7,558                146
Inter-Europa Bank Rt                                      2,390                101
                                                                   ---------------
                                                                             3,633


76 SEE ACCOMPANYING NOTES

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
INDIA 4.1%
The India Fund, Inc.                                    107,200    $         1,521
Reliance Industries SP - GDR                             24,000                504
UTI India IT Fund(b)                                      5,600                400
Morgan Stanley India Investment Fund(b)                  30,000                360
I.T.C. Limited SP - GDR                                  16,533                318
Hindalco Industries Ltd. SP - GDR                         7,067                138
Indo Gulf Corp. Ltd. SP - GDR                           138,300                131
Mahindra & Mahindra Ltd. SP - GDR                        15,490                 73
Bajaj Auto Ltd. SP - GDR                                  6,775                 62
CESC Ltd. SP - GDR                                      109,800                 44
Ranbaxy Laboratories Ltd. SP - GDR                        2,400                 39
Tata Electric Cos. SP - GDR                                 100                 13
Tata Engineering and Locomotive Co. Ltd. SP - GDR         2,400                  7
                                                                   ---------------
                                                                             3,610
INDONESIA 3.2%
PT Astra International, Inc.                          1,963,000                617
PT Hanjaya Mandala Sampoerna                            422,000                612
PT Telekomunikasi Indonesia                           1,197,320                421
PT Gudang Garam                                         216,000                349
PT Indofood Sukses Makmur                               589,000                321
PT Indah Kiat Pulp & Paper Corp.                      1,322,721                268
PT Indocement Tunggal Prakarsa                          486,500                179
PT Mayora Indah                                         553,000                 33
                                                                   ---------------
                                                                             2,800
ISRAEL 4.4%
Teva Pharmaceutical Industries Ltd.                      15,320                833
Nice Systems Ltd.                                        10,356                806
Bezek Israeli Telecommunication Corp. Ltd.              108,053                602
Leumi Insurance Holdings(b)                             414,644                434
Israel Chemicals Ltd.                                   319,714                391
Bank Hapoalim Ltd.                                      131,022                380
Bank Leumi Le-Israel                                    143,110                295
Blue Square Chain Investments and Properties Ltd (b)      8,150                112
                                                                   ---------------
                                                                             3,853
KENYA 0.4%
Uchumi Supermarket Ltd.                                 156,500                 86
Firestone East Africa Ltd.                              359,250                 60
Kenya Power & Lighting Co. Ltd.                          87,600                 58
Kenya Airways Ltd.                                      432,000                 44
Sasini Tea & Coffee Ltd.                                 51,620                 24
National Industrial Credit Bank                          83,660                 23
Athi River Mining Ltd.                                  304,400                 18
Kenya Commercial Bank Ltd.                               33,755                 12
                                                                   ---------------
                                                                               325
MALAYSIA 4.1%
United Engineers (Malaysia) Bhd                         396,800                809
Commerce Asset-Holding Bhd                              257,000                744
Telekom Malaysia Bhd                                    124,000                427
Malayan Banking Bhd                                      90,400                366
Sime Darby Bhd                                          263,000                338
Genting Bhd                                              70,400                259
Tenaga Nasional Bhd                                      75,000                245
Leader Universal Holdings Bhd                           712,000                212
United Engineers Bhd. - Warrant(b)                       79,360                 73
Magnum Corp. Bhd                                        100,000                 59
Aokam Perdana Bhd                                        35,733                 45
                                                                   ---------------
                                                                             3,577
MAURITIUS ISLAND 0.7%
State Bank of Mauritius Ltd.(b)                         257,549                169
Mauritius Commercial Bank                                40,685                139
New Mauritius Hotels Ltd.                                37,200                 58
The United Basalt Products                               46,900                 49
Sun Resorts Ltd.                                         24,761                 46
Shell Mauritius Ltd.                                     32,000                 38
Mon Tresor & Mon Desert Ltd.(b)                          27,800                 30
Air Mauritius Ltd.                                       45,200                 30
Ireland Blyth Ltd.(b)                                    34,809                 30
Rogers & Co. Ltd.                                         7,600                 27
                                                                   ---------------
                                                                               616
MEXICO 5.0%
Grupo Financiero Banamex Accival SA                     167,000                702
Telefonos de Mexico SA(b)                               226,780                647
Carso Global Telecom `A1'                               184,000                525
Grupo Financiero Bancomer SA                            948,000                481
Cifra SA de CV `V'                                      155,741                365
Grupo Televisa SA `CPO'                                 100,000                343
Cemex SA de CV                                           55,136                258
Grupo Carso SA de CV `A1'(b)                             64,000                227
Alfa SA de CV `A'                                        78,000                178
Coca-Cola Femsa SA `L'                                   93,000                175
Grupo Mexico SA `B'                                      55,369                156
Grupo Industrial Bimbo SA de CV `A'                      75,777                119
Kimberly-Clark de Mexico SA de CV `A'                    28,000                 80
Industrias Penoles SA `CP'                               43,000                 69
Grupo Situr SA de CV `B'                                759,751                  0
                                                                   ---------------
                                                                             4,325
MOROCCO 1.5%
Omnium Nord Africain SA                                   3,131                345
Ciments du Maroc                                          2,335                178
Cie Transports LN                                         4,961                174
Brasseries du Nord Marocain                               1,007                156
Banque Commercial du Maroc                                1,652                150
Samir(b)                                                  1,790                123
Wafabank                                                  1,242                113
Lesieur Cristal                                             491                 60
                                                                   ---------------
                                                                             1,299
PERU 4.0%
Buenaventura SA                                          37,042                641
Telefonica Del Peru SA                                   51,500                586
Credicorp Ltd.                                           45,132                406
Telefonica del Peru SA `B'                              268,617                387
Cementos Lima SA                                         23,313                287
Banco Wiese Ltd.                                      1,067,395                285
Compania de Minas Buenaventura SA `B'                    24,428                213
BCO Continental                                         436,467                209
Ferreyros SA                                            544,170                173
Cerveceria Backus & Johnston SA `T'                     450,146                129
Southern Peru Copper Corp.                               32,448                116
Credicorp Ltd.                                            7,300                 66
                                                                   ---------------
                                                                             3,498
PHILIPPINES 3.7%
San Miguel Corp. `B'                                    634,400                785
Philippine Long Distance Telephone Co.                   29,750                533
Manila Electric Co. `B'                                 243,165                357
ABS CBN Holdings Corp.(b)                               218,031                270
Ayala Corp.                                           1,373,320                254
Petron Corp.                                          6,599,500                217
Benpres Holdings Corp.(b)                             1,701,000                163
Metro Pacific Corp.(b)                                9,891,900                144
Metro Bank Trust Co.                                     28,500                133
Ayala Land, Inc.                                        988,740                126
Equitable Banking Corp.                                  78,100                 79
SM Prime Holdings, Inc.                                 643,000                 77
International Container Term Services, Inc.           1,198,000                 35
Metropolitan Bank and Trust Co.(b)                        2,850                  3
                                                                   ---------------
                                                                             3,176
POLAND 4.2%
Telekomunikacja Polska                                  128,200                885
Prokom Software SA                                        9,649                505
KGHM Polska Miedz SA                                     67,440                505
Elektrim Spolka Akcyjna SA                               23,940                275
Telekomunikacja Polska SA(b)                             35,400                254
Bank Handlowy W. Warszawie                               14,870                235
Zaklady Piwowarskie W Zywcu SA                            2,820                194
Bank Rozwoju Eksportu SA                                  5,760                179
KGHM Polska Miedz SA                                     11,300                168
Bank Slaski SA W Katowicach                               3,050                164
Netia Holdings SA(b)                                      5,400                150
Wielkopolski Bank Kredytowy SA                           25,638                150
                                                                   ---------------
                                                                             3,664
ROMANIA 0.6%
Society Generale Romania Fund(b)                          5,212                274
Romanian Investment Fund                                    513                205
Romanian Growth Fund                                     28,700                 25
                                                                   ---------------
                                                                               504
RUSSIA 2.6%
LUKoil Holding SP - ADR                                  13,050                667
Unified Energy System SP - ADR                           50,700                583
Surgutneftegaz                                           18,200                243
Uralmash-Zavody SP - ADR(b)                              94,000                175


                                                       SEE ACCOMPANYING NOTES 77

SCHEDULE OF INVESTMENTS
TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND (CONT)
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
Vimpel-Communications SP - ADR(b)                         5,180    $           115
Mosenergo SP - ADR                                       27,100                106
Varyeganneftegas(b)                                      59,285                 89
Samson(b)                                                60,400                 91
Irkutskenergo SP - ADR                                   23,300                 81
Baltika Brewery(b)                                          250                 80
Rostelecom SP - ADR                                       3,333                 45
Avtovaz                                                     500                 21
Trading House TSUM SP - ADR                               3,800                 11
                                                                   ---------------
                                                                             2,307
SAUDI ARABIA 0.8%
Saudi Arabia Investment Fund                             64,500                706
                                                                   ---------------
SOUTH AFRICA 4.5%
Sasol Ltd.                                              112,510                754
Impala Platinum Holdings Ltd.                            12,601                468
Dimension Data Holding(b)                                50,620                419
De Beers Centenary                                       16,791                408
FirstRand Ltd.                                          318,000                328
Nedcor Investment Bank Holdings Ltd.                    544,183                257
Nedcor Ltd.                                              10,583                222
Anglo American PLC                                        3,900                185
Datatec Ltd.(b)                                          26,000                179
Liberty Life Association of Africa Ltd.                  15,330                146
Barlow Ltd.                                              19,375                116
Pepkor Ltd.                                              26,323                 95
South African Breweries PLC                              12,000                 89
Wooltru Ltd. `N'                                         55,000                 64
Edgars Consolidated Stores                                6,438                 62
Comparex Holdings Ltd.                                   28,500                 50
Wooltru Ltd.                                             22,298                 26
                                                                   ---------------
                                                                             3,868
SOUTH KOREA 4.3%
Trigem Computer, Inc.                                    75,402              1,511
Samsung Electronics                                       1,578                522
Korea Telecom                                             4,550                401
Samsung Fire & Marine Insurance                           7,612                212
Pohang Iron & Steel Co. Ltd.                              2,020                171
Shinhan Bank                                             18,106                171
Korea Asia Fund(b)                                          100                171
LG Electronics                                            4,463                125
SK Telekom Co.                                              370                121
Korean Air                                               11,477                 95
Hite Brewery Co. Ltd.                                     1,950                 86
SK Telecom Co. Ltd. SP - ADR                              2,250                 82
Daewoo Securities Co.                                    14,727                 79
Korea Electric Power Corp.                                  930                 29
                                                                   ---------------
                                                                             3,776
TAIWAN 3.8%
Taiwan Fund, Inc.                                        48,503                929
R.O.C. Taiwan Fund                                       72,795                632
Macronix International Co. Ltd. SP - ADR                 13,490                345
Acer, Inc.                                               28,118                264
China Steel Corp. SP - GDR                               17,330                234
Walsin Lihwa Corp. SP - GDR(b)                           30,178                226
President Enterprise Corp. SP - GDR(b)                   17,730                135
Yang Ming Marine Transport SP - GDR(b)                   17,066                134
Asia Cement Corp. SP - GDR                               16,010                104
Yageo Corp. SP - GDR(b)                                  12,276                101
Teco Electric & Machinery SP - GDR(b)                     9,513                 95
Tuntex Distinct Corp. SP - GDR                           52,304                 71
Systex Corp.(b)                                           3,680                 39
                                                                   ---------------
                                                                             3,309
THAILAND 4.1%
Krung Thai Bank Public Co. Ltd.                       1,203,000                407
Advanced Info Service Public Co. Ltd.                    29,100                362
BEC World Public Co. Ltd.                                59,300                360
TelecomAsia Corp. Public Co. Ltd.(b)                    305,100                339
Shinawatra Computer Co. Ltd.                             56,000                294
PTT Exploration & Production                             58,600                284
Thai Euro Fund(b)                                        48,750                273
Thai Farmers Bank Public Co. Ltd.                       275,300                232
Land & Houses Public Co. Ltd.                           414,400                217
Delta Electronics                                        24,970                168
United Communication Industries                         143,300                123
Thai Telephone & Telecom                                576,500                 97
Thai International Fund                                      15                 91
Siam Makro Public Co.                                    73,900                 91
Banpu Public Co. Ltd.                                   169,800                 82
Hana Microelectronics Public Co. Ltd.                     7,800                 61
Telecomasia(b)                                           96,347                 56
                                                                   ---------------
                                                                             3,537
TURKEY 5.0%
Dogan Sirketler Grubu Holding AS                     40,891,200                989
Turk Hava Yollari Anonim Ortakligi(b)                26,364,738                489
Eregli Demir Ve Celik Fabrikalari TAS                11,642,000                469
Migros Turk TAS                                       2,501,250                464
Netas Northern Electric Telekomunikasyon AS           3,930,000                437
Koc Holding AS                                        4,095,912                290
Yapi ve Kredi Bankasi AS                             25,080,000                279
Vestel Elektronik Sanayi                                875,000                264
Arcelik AS                                            4,641,600                228
Erciyas Biracilik ve Malt Sanayii AS                  4,426,000                207
Tupras-Turkiye Petrol AS                              2,222,000                116
Aktas Elektrik                                          198,000                 48
Petrol Ofisi AS(b)                                      797,650                 39
Akbank TAS                                              592,530                  5
                                                                   ---------------
                                                                             4,324
VENEZUELA 2.7%
Electridad de Caracas SP - ADR                           43,300              1,093
Compania Anonima Nacional
    Telefonos de Venezuela SP - ADR                      32,900                894
Mavesa SA SP - ADR                                       57,900                182
Mantex S.A.C.A. SP - ADR                                 15,033                106
Siderurgica Venezolana Sivensa SP - ADR                  26,067                 62
                                                                   ---------------
                                                                             2,337
ZIMBABWE 1.1%
Barclays Bank of Zimbabwe                             1,105,400                483
Interfresh Ltd.                                       5,547,900                197
Delta Corp. Ltd.                                        710,684                195
Wankie Colliery Co. Ltd.                              2,199,200                 86
                                                                   ---------------
                                                                               961
                                                                   ---------------
Total Common Stocks                                                         85,722
(Cost $76,615)                                                     ===============

---------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.2%
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.2%
State Street Bank
    5.850% due 07/03/2000                               $   167                167
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Assocation
    6.375% due 01/16/2002 valued at $173.
    Repurchase proceeds are $167.)
                                                                   ---------------
Total Short-Term Instruments                                                   167
(Cost $167)                                                        ===============

TOTAL INVESTMENTS(a) 98.8%                                         $        85,889
(Cost $76,782)

OTHER ASSETS AND LIABILITIES (NET) 1.2%                                      1,084
                                                                   ---------------

NET ASSETS 100.0%                                                  $        86,973
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $77,883 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        23,290

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (15,284)
                                                                   ---------------

Unrealized appreciation-net                                        $         8,006
                                                                   ===============

(b) Non-income producing security.


78 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
INTERNATIONAL FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 90.7%
----------------------------------------------------------------------------------
BRAZIL 1.0%
Telecomunicacoes Brasileiras SA SP - ADR                  3,850    $           374
Petroleo Brasileiro SA                                    8,240                249
Centrais Electricas Brasileiras SA `B'                6,513,000                144
Cia Vale Do Rio(b)                                        5,100                144
Telecomunicacoes de Sao Paulo SA(b)                       4,600                 85
Companhia Cervejaria Brahma                              80,000                 68
Banco Itau SA                                           730,000                 64
Banco Bradesco SA                                     7,276,037                 63
Companhia Energetica de Minas Gerais                  2,940,800                 51
Companhia Siderurgica Nacional(b)                     1,360,000                 43
Aracruz Celulose SA `B'                                  21,000                 40
Tele Sudeste Celular Participacoes SA(b)                    920                 28
Tele Norte Leste Participacoes SA                       133,204                 16
Telesp Celular(b)                                            76                  0
                                                                   ---------------
                                                                             1,369
CHILE 1.1%
Compania de Telecomunicaciones de Chile SA SP - ADR      20,855                378
Banco Santander Chile SP - ADR                           15,850                254
Enersis SA SP - ADR                                      12,122                242
Empresa Nacional de Electricidad SA SP - ADR             16,367                181
Gener SA SP - ADR                                        10,633                156
Compania Cervecerias Unidas SA SP - ADR                   4,300                 98
Sociedad Quimica y Minera de Chile SA SP - ADR            3,000                 67
Masisa SA SP - ADR                                        3,900                 46
Madeco SA SP - ADR(b)                                     4,342                 33
Quimica Y Minera de Chile                                   531                 12
                                                                   ---------------
                                                                             1,467
CHINA 0.7%
China Telecom Ltd.(b)                                    82,000                723
Huaneng Power International, Inc.                       399,000                131
Yizheng Chemical Fibre Co. Ltd. `H'                     514,000                102
Guangshen Railway Co. Ltd. `H'                          668,000                 68
                                                                   ---------------
                                                                             1,024
FINLAND 4.4%
Nokia Corp.                                              94,208              4,807
Sonera Group OYJ                                          9,520                434
Sanoma WSOY                                              13,520                225
Yit-Yhtyma OY                                            12,184                161
Talentum                                                 13,630                126
Hartwall OY AB                                            4,700                 94
Jot Automation Group OYJ                                 10,500                 70
UPM-Kymmene Corp.                                         2,746                 68
Kemira OYJ                                               12,050                 59
Okobank                                                   2,564                 26
Rautaruukki OY                                            4,895                 23
Viking Line AB                                              880                 21
                                                                   ---------------
                                                                             6,114
FRANCE 8.4%
France Telecom SA                                        10,641              1,487
Total SA                                                  9,032              1,385
Vivendi (Ex-Generale Des Eaux)                           12,158              1,073
AXA                                                       6,348              1,000
Banque National de Paris                                  9,050                871
Alcatel Telecommunications                               12,890                845
Carrefour Supermarche                                     8,580                586
Legrand SA                                                2,500                561
Cap Gemini SA                                             2,900                511
Hermes International                                      3,115                421
Suez Lyonnaise des Eaux                                   2,310                405
L'OREAL                                                     460                398
Lafarge SA                                                4,801                373
Castorama Dubois                                          1,470                364
Sodexho Alliance SA                                       1,750                318
Groupe GTM                                                2,870                269
Groupe Danone                                             1,960                260
Renault SA                                                5,140                234
Schneider SA                                              2,801                195
Societe BIC SA                                            2,680                131
Vivendi Warrants(b)                                       2,750                  9
                                                                   ---------------
                                                                            11,696
GERMANY 10.2%
Deutsche Telekom                                         40,332              2,303
Allianz AG                                                5,397              1,939
Siemens AG                                                8,793              1,326
SAP AG                                                    6,180              1,139
E On AG                                                  20,468                987
DaimlerChrysler AG                                       17,819                929
Muenchener Rueckversicherungs-Gesellschaft AG             2,590                814
Bayer AG                                                 20,600                804
BASF AG                                                  17,900                719
Bayerische Hypo Vereinsbank AG                           10,500                678
Dresdner Bank AG                                         16,120                663
Bayerische Motoren Werke AG                              20,420                617
MAN AG                                                   17,000                514
Commerzbank AG                                           11,500                412
Metro AG                                                  6,800                240
                                                                   ---------------
                                                                            14,084
HONG KONG 0.4%
Citic Pacific Ltd.                                       42,000                220
Legend Holdings                                         216,000                209
Cosco Pacific Ltd.                                      228,000                180
                                                                   ---------------
                                                                               609
                                                                   ---------------
HUNGARY 3.2%
Magyar Tavkozlesi Rt                                    395,300              2,749
OTP Bank Rt                                              13,010                678
MOL Magyar Olaj-es Gazipari Rt                           33,500                462
Gedeon Richter Rt                                         7,945                428
Danubius Hotel and Spa Rt                                 7,490                144
Pick Szeged Rt                                            1,090                 40
                                                                   ---------------
                                                                             4,501
INDIA 0.6%
Mahanagar Telephone Nigam Ltd.(b)                        20,200                206
Videsh Sanchar Nigam Ltd.                                10,000                156
I.T.C. Limited SP - GDR(b)                                6,900                133
State Bank of India SP - GDR                             11,700                116
BSES Ltd. - GDR                                           5,400                100
Larsen & Toubro Ltd.                                      8,600                 96
                                                                   ---------------
                                                                               807
IRELAND 1.0%
CRH PLC                                                  21,866                395
Allied Irish Banks PLC                                   35,100                314
Eircom PLC                                              100,300                268
Kerry Group PLC                                          10,700                140
Jefferson Smurfit Group PLC                              70,900                122
Irish Life & Permanent PLC                                9,141                 77
Bank of Ireland                                           9,200                 58
                                                                   ---------------
                                                                             1,374
ITALY 2.2%
Telecom Italia Mobile SpA                                50,200                513
Telecom Italia SpA                                       31,865                438
ENI SpA                                                  69,900                404
Istituto Bancario San Paolo di Torino                    20,757                368
Assicuazioni Generali                                     9,135                313
Enel SpA                                                 45,800                203
Fiat SpA                                                  6,540                170
Benetton Group SpA                                       75,700                158
Banca Popolare di Milano                                 19,200                138
RAS AG                                                   12,300                135
Banca Intesa SpA                                         21,885                 98
Telecom Italia SpA                                       13,400                 89
Olivetti SpA                                             18,200                 66
Beni Stabili SpA                                         20,757                 11
Banca Intesa SpA                                          3,486                  5
                                                                   ---------------
                                                                             3,109
JAPAN 20.6%
Nippon Telegraph & Telephone                                158              2,100
Fanuc                                                    16,300              1,658
Murata Manufacturing Co.                                 11,000              1,578
Toyota Motor Corp.                                       33,000              1,502
Bank of Tokyo-Mitsubishi Ltd.                           115,000              1,388
Matsushita Electric Industrial Co. Ltd.                  49,000              1,270
Fuji Photo Film                                          31,000              1,268
Fujisawa Pharmaceutical                                  30,000              1,213
Sharp Corp.                                              67,000              1,184
NEC Corp.                                                35,000              1,098
Kirin Brewery Co. Ltd.                                   83,000              1,036
Sony Corp.                                               11,000              1,026
Mitsubishi Estate                                        86,000              1,012
Sumitomo Bank Ltd.                                       81,000                992
Canon, Inc.                                              18,000                896
Asahi Chemical Industry Co. Ltd.                        118,000                834
Secom                                                    11,000    $           803


                                                       SEE ACCOMPANYING NOTES 79

INTERNATIONAL FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
DAI Nippon Printing Co. Ltd.                             45,000                793
Nomura Securities Co. Ltd.                               31,000                758
Hitachi Ltd.                                             52,000                750
Tokyo Electric Power                                     28,300                689
Honda Motor Co. Ltd.                                     20,000                680
Yamanouchi Pharm                                         12,000                655
Ito-Yokado Co. Ltd.                                      10,000                601
Mitsubishi Heavy Industries Ltd.                        131,000                580
Nippon Steel Corp.                                      257,000                540
Tokio Marine & Fire Insurance Co.                        46,000                531
Mitsubishi Corp.                                         55,000                497
Bridgestone Corp.                                        19,000                402
Nissan Motor Co. Ltd.(b)                                 63,000                371
                                                                   ---------------
                                                                            28,705
MALAYSIA 1.6%
Tenaga Nasional Bhd                                     185,000                604
Malayan Banking Bhd                                     122,000                494
Telekom Malaysia Bhd                                    106,000                366
Malaysia International Shipping Bhd                     137,000                227
Public Bank Bhd                                         216,000                216
Commerce Asset-Holding Bhd                               49,000                142
RHB Capital                                             102,000                111
Resorts World Bhd                                        37,000                101
                                                                   ---------------
                                                                             2,261
NETHERLANDS 3.2%
Royal Dutch Petroleum Co.                                20,370              1,266
Philips Electronics(b)                                   11,200                528
ING Groep NV                                              7,585                513
Koninklijke KPN NV                                        7,940                355
ABN AMRO Mortgage Corp.                                  13,600                333
Aegon NV                                                  8,400                299
Fortis NL                                                 7,960                232
Unilever NV                                               4,953                227
Verernigde Nederlandse Uitgeversbedrijven Bezit           4,380                226
Heineken NV                                               3,100                189
Akzo Noble NV                                             3,980                169
Koninklijke Ahold NV                                      4,700                138
                                                                   ---------------
                                                                             4,475
NEW ZEALAND 0.8%
Telecom Corp. of New Zealand Ltd.                       159,200                556
Fletcher Challenge Energy                                52,800                172
Lion Nathan Ltd.                                         59,600                133
Carter Holt Harvey Ltd.                                 147,500                128
Brierley Investments Ltd.                               566,000                 88
Fisher & Paykel Industries Ltd.                          21,200                 67
                                                                   ---------------
                                                                             1,144
NORWAY 2.3%
Norsk Hydro ASA                                          28,470              1,194
Orkla ASA                                                20,800                395
Christiania Bank Og Kreditkasse                          53,900                290
Storebrand ASA                                           37,700                272
Den Norske Bank ASA                                      61,060                253
Petroleum Geo-Services(b)                                14,100                241
Tomra Systems ASA                                         6,400                170
Norske Skogindustrier ASA                                 5,600                134
Merkantildata ASA(b)                                     17,900                 92
Hafslund ASA `B'                                         20,200                 66
Tandberg Television ASA(b)                                8,500                 49
Unitor ASA                                                4,000                 29
                                                                   ---------------
                                                                             3,185
POLAND 2.1%
Telekomunikacja Polska SA                               151,900              1,049
Polski Koncern Naftowy                                   57,153                537
Bank Slaski SA W Katowicach                               4,840                261
Elektrim Spolka Akcyjna SA                               16,280                187
Bank Pekao(b)                                            14,400                173
Prokom Software SA                                        2,820                148
Wielkopolski Bank Kredytowy SA                           19,590                114
Bank Rozwoju Eksportu SA                                  3,100                 96
Stomil Olsztyn SA                                        14,500                 95
Big Bank Gdanski SA                                      42,500                 86
Softbank SA                                               1,440                 75
Debica SA                                                 4,930                 41
Bank Handlowy W. Warszawie                                2,509                 40
                                                                   ---------------
                                                                             2,902
RUSSIA 1.9%
LUKoil Holding SP - ADR                                  21,000    $         1,074
Surgutneftegaz                                           59,900                798
Unified Energy System SP - ADR                           43,300                498
Rostelecom SP - ADR                                      17,000                232
Mosenergo SP - ADR                                       12,800                 50
                                                                   ---------------
                                                                             2,652
SINGAPORE 0.9%
Singapore Press Holdings                                 20,000                313
DBS Group Holdings Ltd.                                  21,000                270
Singapore Tech Engineering Ltd.                         165,000                243
City Developments Ltd.                                   47,000                182
Overseas Union Bank                                      47,000                182
DBS Land                                                102,000                132
                                                                   ---------------
                                                                             1,322
SOUTH KOREA 1.9%
Samsung Electronics(b)                                    2,000                662
Korea Electric Power Corp.                               14,000                434
Korea Fund, Inc.(b)                                      17,000                239
SK Telecom Co.(b)                                           600                196
Korea Telecom                                             2,000                176
Kookmin Bank                                             11,000                140
Samsung Electro-Mechanics                                 2,000                125
Pohang Iron & Steel Co.                                   5,000                120
Hyundai Motor Co. Ltd.                                    8,000                103
L.G. Chemical Ltd.                                        5,000                100
Samsung Display Devices Co.                               2,000                 96
SK Corp.                                                  4,000                 73
Shinhan Bank                                              7,000                 66
Samsung Heavy Industries                                 14,000                 65
                                                                   ---------------
                                                                             2,595
SPAIN 3.0%
Telefonica SA                                            61,940              1,331
Banco Bilbao Vizcaya International                       61,220                915
Banco Santander Central Hispano SA                       55,060                581
Endesa SA                                                25,780                499
Repsol SA                                                17,420                347
Fomento de Contrucciones y Contratas SA                   9,220                174
Iberdrola SA                                              8,750                113
Sogecable SA(b)                                           2,700                 96
Autopistas Concesionaria Espanola SA                      5,900                 51
Gas Natural                                               2,560                 46
Union Electric Fenosa                                     2,330                 42
Autopistas, Concesionaria Espanola SA warrants(b          5,900                  3
                                                                   ---------------
                                                                             4,198
SWEDEN 2.1%

MSCI Sweden Opal Series B(b)                              7,660              2,966
SWITZERLAND 4.6%                                                   ---------------
Novartis AG                                                 884              1,400
Roche Holding AG                                            116              1,129
Nestle SA                                                   458                917
Credit Suisse Group                                       4,185                832
UBS AG                                                    5,360                785
New ABB Ltd.                                              2,873                344
Zurich Allied AG                                            675                334
Swisscom AG                                                 880                305
Holderbank Financiere Glarus AG                             146                179
Schindler Holding AG                                         99                152
Givaudan AG(b)                                              116                 35
                                                                   ---------------
                                                                             6,412
TAIWAN 2.9%
Taiwan Fund, Inc.                                        56,300              1,077
Winbond Electronics Corp.(b)                             27,994                805
Asustek Computer, Inc.(b)                                57,120                524
Taiwan Semiconductor Manufacturing Co. Ltd.(b)           11,392                441
China Steel Corp. SP - GDR(b)                            29,900                404
Evergreen Marine Corp.                                   31,320                302
Asia Cement Corp. SP - GDR(b)                            37,817                246
Advanced Semiconductor Engineering SP - GDR(b)           14,391                245
Standard Foods Taiwan Ltd.(b)                             4,269                 12
                                                                   ---------------
                                                                             4,056


80  SEE ACCOMPANYING NOTES

TURKEY 3.8%
Turkiye Is Bankasi `C'                               61,608,800    $         1,316
Yapi ve Kredi Bankasi AS                             73,768,334                821
Turkiye Garanti Bankasi AS(b)                        50,552,200                611
Arcelik AS                                            9,553,500                470
Migros Turk TAS                                       1,784,700                331
Eregli Demir Ve Celik Fabrikalari TAS                 7,059,300                284
Ege Biracilik ve Malt Sanayii AS                      3,326,100                217
Vestel Elektronik Sanayi                                696,000                210
Trakya Cam Sanayii AS                                15,181,104                174
Dogan Sirketler Grubu Holding AS                      7,162,000                173
Netas Northern Electric Telekomunikasyon AS           1,200,600                134
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS       1,976,000                123
Aygaz AS                                              2,790,000                111
Adana Cimento Sanayii `A'                             6,439,845                 99
Haci Omer Sabanci Holding AS                          7,941,600                 93
Akbank TAS                                           11,765,498                 91
                                                                   ---------------
                                                                             5,258
UNITED KINGDOM 5.8%
Morgan Stanley Capital LLC                               17,000              4,635
MSCI World Equity Benchmark Shares
    United Kingdom Index IOPV                           181,000              3,450
                                                                   ---------------
                                                                             8,085
                                                                   ---------------
Total Common Stocks                                                        126,370
(Cost $108,106)                                                    ===============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENTS 2.0%
State Street Bank
    5.850% due 07/03/2000                             $   2,823              2,823
    (Dated 06/30/2000. Collateralized by                             -------------
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $2,884.
    Repurchase proceeds are $2,824.)

TIME DEPOSITS(c) 5.2%
State Street Bank
    5.000% due 07/03/2000                             BP  3,700              5,598
    4.350% due 07/03/2000                             EC  1,700              1,623
                                                                   ---------------
                                                                             7,221
                                                                   ---------------
Total Short-Term Instruments                                                10,044
                                                                   ===============
(Cost $10,044)

TOTAL INVESTMENTS(a) 97.9%                                         $       136,414
(Cost $118,150)

OTHER ASSETS AND LIABILITIES (NET) 2.1%                                      2,956
                                                                   ---------------

NET ASSETS 100.0%                                                  $       139,370
                                                                   ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $118,561 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        26,110

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (8,257)
                                                                   ---------------

Unrealized appreciation-net                                                $17,853
                                                                   ===============

(b) Non-income producing security.

(c) Assets with an aggregate market value of $5,582 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000

                                                           # of         Unrealized
Type                                                  Contracts      (Depreciation)
-----------------------------------------------------------------------------------
GBP 100 Index Futures (09/2000)                              58    $          (147)


                                                      SEE ACCOMPANYING NOTES  81

SCHEDULE OF INVESTMENTS
NFJ EQUITY INCOME FUND
June 30, 2000

                                                                             Value
                                                         Shares              (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 92.0%
----------------------------------------------------------------------------------
AEROSPACE 3.7%
BF Goodrich Co.                                          16,400    $           559
Northrop Grumman Corp.                                    8,200                543
                                                                   ---------------
                                                                             1,102
BUILDING 1.8%
Armstrong Holdings, Inc.                                 34,300                525
                                                                   ---------------

CAPITAL GOODS 6.3%
GATX Corp.                                               16,300                554
Hubbell, Inc. `B'                                        21,600                551
Dana Corp.                                               25,900                549
Tenneco Automotive, Inc.                                 38,200                201
Visteon Corp.(b)                                          1,637                 20
                                                                   ---------------
                                                                             1,875
COMMUNICATIONS 5.3%
U.S. West, Inc.                                           6,600                566
GTE Corp.                                                 8,100                504
Verizon Communications                                    9,800                498
                                                                   ---------------
                                                                             1,568
CONSUMER DISCRETIONARY 15.5%
Thomas & Betts Corp.                                     39,600                757
J.C. Penney Co.                                          32,300                596
Ford Motor Co.                                           13,000                559
UST, Inc.                                                37,100                545
Brunswick Corp.                                          32,800                543
Eastman Kodak Co.                                         9,100                541
Springs Industries, Inc. `A'                             16,500                531
Whirlpool Corp.                                          10,900                508
                                                                   ---------------
                                                                             4,580
CONSUMER STAPLES 8.2%
SUPERVALU, Inc.                                          28,800                549
Fortune Brands, Inc.                                     23,700                547
Brown-Forman Corp. `B'                                   10,100                543
RJ Reynolds Tobacco Holdings, Inc.                       19,200                536
Pactiv Corp.(b)                                          30,900                243
                                                                   ---------------
                                                                             2,418
ENERGY 13.1%
Ultramar Diamond Shamrock Corp.                          42,700              1,059
Repsol SA SP - ADR                                       28,700                569
Kerr McGee Corp.                                          9,600                566
Conoco, Inc. `B'                                         22,700                558
KeySpan Corp.                                            18,100                557
USX Marathon Group                                       22,200                556
                                                                   ---------------
                                                                             3,865
FINANCIAL & BUSINESS SERVICES 18.3%
Deluxe Corp.                                             46,500              1,096
Union Planters Corp.                                     38,200              1,067
Edwards (A.G.), Inc.                                     14,200                554
HRPT Properties Trust                                    78,400                544
Morgan, J.P. & Co., Inc.                                  4,900                540
PNC Bank Corp.                                           11,500                539
KeyCorp                                                  30,100                531
BankAmerica Corp.                                        12,100                520
                                                                   ---------------
                                                                             5,391
HEALTH CARE 3.0%
Mallinckrodt, Inc.                                       20,100                873
                                                                   ---------------

MATERIALS & PROCESSING 7.5%
USX-U.S. Steel Group, Inc.                               59,700              1,108
Westvaco Corp.                                           22,400                556
Georgia-Pacific Corp. (Timber Group)                     25,000                541
                                                                   ---------------
                                                                             2,205
UTILITIES 9.3%
NICOR, Inc.                                              17,300                564
Public Service Enterprise Group, Inc.                    16,100                557
American Electric Power, Inc.                            18,500                548
New Century Energies, Inc.                               18,200                546
DTE Energy Co.                                           17,700                541
                                                                   ---------------
                                                                             2,756
                                                                   ---------------
Total Common Stocks                                                         27,158
(Cost $29,125)                                                     ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 9.8%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 9.8%
State Street Bank
    5.850% due 07/03/2000                             $   2,893    $         2,893
    (Dated 06/30/2000.  Collateralized by
    Federal National Mortgage Association
    5.940% due 09/04/2001 valued at $2,956.
    Repurchase proceeds are $2,894.)
                                                                   ---------------
Total Short-Term Instruments                                                 2,893
(Cost $2,893)                                                      ===============

TOTAL INVESTMENTS(a) 101.8%                                        $        30,051
(Cost $32,018)

OTHER ASSETS AND LIABILITIES (NET) (1.8%)                                     (525)
                                                                   ---------------

NET ASSETS 100.0%                                                  $        29,526
                                                                   ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $32,018 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $           438

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (2,405)
                                                                   ---------------

Unrealized depreciation-net                                        $        (1,967)
                                                                    ===============

(b) Non-income producing security.


82  SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
NFJ VALUE FUND
June 30, 2000

                                                                             Value
                                                         Shares             (000s)
----------------------------------------------------------------------------------
COMMON STOCKS 93.6%
----------------------------------------------------------------------------------
AEROSPACE 2.2%

NORTHROP GRUMMAN CORP                                       300    $            20
                                                                   ---------------

BUILDING 0.4%
American Standard Companies(b)                              100                  4
                                                                   ---------------

CAPITAL GOODS 3.7%
Parker Hannifin Corp.                                       500                 17
Dana Corp.                                                  800                 17
                                                                   ---------------
                                                                                34
COMMUNICATIONS 8.9%
GTE Corp.                                                   500                 31
Verizon Communications                                      600                 31
AT&T Corp.                                                  600                 19
                                                                   ---------------
                                                                                81
CONSUMER DISCRETIONARY 11.7%
Whirlpool Corp.                                             600                 28
Tupperware Corp.                                            900                 20
Brunswick Corp.                                           1,100                 18
Liz Claiborne, Inc.                                         500                 18
UST, Inc.                                                   900                 13
Thomas & Betts Corp.                                        500                 10
                                                                   ---------------
                                                                               107
CONSUMER SERVICES 2.1%
Manpower, Inc.                                              600                 19
                                                                   ---------------

CONSUMER STAPLES 9.9%
Brown-Forman Corp.                                          600                 32
Pepsi Bottling Group, Inc.                                  700                 20
SUPERVALU, Inc.                                           1,000                 19
Fortune Brands, Inc.                                        800                 19
                                                                   ---------------
                                                                                90
ENERGY 13.9%
Ultramar Diamond Shamrock Corp.                           1,500                 37
Kerr McGee Corp.                                            600                 35
Repsol SA SP - ADR                                        1,000                 20
Apache Corp.                                                300                 18
Conoco, Inc.                                                700                 17
                                                                   ---------------
                                                                               127
FINANCIAL & BUSINESS SERVICES 13.2%
Morgan, J.P. & Co., Inc.                                    300                 33
Bear Stearns Co., Inc.                                      500                 21
Deluxe Corp                                                 800                 19
PNC Bank Corp.                                              400                 19
Union Planters Corp.                                        500                 14
MGIC Investment Corp.                                       300                 14
                                                                   ---------------
                                                                               120
HEALTH CARE 6.6%
Mallinckrodt, Inc.                                          700                 30
Tenet Healthcare Corp.(b)                                   700                 19
Mylan Laboratories, Inc.                                    600                 11
                                                                   ---------------
                                                                                60
MATERIALS & PROCESSING 6.9%
Westvaco Corp.                                            1,500                 37
USX-U.S. Steel Group, Inc.                                1,400                 26
                                                                   ---------------
                                                                                63
TECHNOLOGY 6.3%
American Power Conversion Corp.(b)                          500                 20
Computer Associates International, Inc.                     300                 15
Intel Corp.                                                 100                 13
Unisys Corp.(b)                                             600                  9
                                                                   ---------------
                                                                                57
UTILITIES 7.8%
NICOR, Inc.                                               1,100                 36
DTE Energy Co.                                              600                 18
Public Service Enterprise Group, Inc.                       500                 17
                                                                   ---------------
                                                                                71
                                                                   ---------------
Total Common Stocks                                                            853
(Cost $907)                                                        ===============

                                                      Principal
                                                         Amount              Value
                                                         (000s)             (000s)
----------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 4.6%
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.6%
State Street Bank
    5.850% due 07/03/2000                             $      42    $            42
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $45.
    Repurchase proceeds are $42.)

                                                                   ---------------
Total Short-Term Instruments                                                    42
(Cost $42)                                                         ===============

TOTAL INVESTMENTS(a) 98.2%                                         $           895
(Cost $949)

OTHER ASSETS AND LIABILITIES (NET) 1.8%                                         16
                                                                   ---------------

NET ASSETS 100.0%                                                  $           911
                                                                   ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $949 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $            29

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                    (83)
                                                                   ---------------
Unrealized depreciation-net                                        $           (54)
                                                                   ===============

(b) Non-income producing security.


                                                      SEE ACCOMPANYING NOTES  83

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

1. ORGANIZATION

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

FOREIGN CURRENCY. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

MULTICLASS OPERATIONS. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

FEDERAL INCOME TAXES. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

FOREIGN TAXES ON DIVIDENDS. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $3,238; Value Fund
- $4,122; Renaissance Fund - $277,154; Growth Fund - $159,737; Select Growth Fund - $105; Mid-Cap Equity Fund - $1,059; Innovation Fund - $70,327; Global Innovation Fund - $516; International Growth Fund - $20,103; Mega-Cap Fund - $9; Capital Appreciation Fund - $68,867; Mid-Cap Fund - $6,012; Tax-Efficient Equity Fund - $2,525; Structured Emerging Markets Fund - $81,022; Tax-Efficient Structured Emerging Markets Fund - $143,171; and International Fund - $234,085.

FUTURES AND OPTIONS. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

FORWARD CURRENCY TRANSACTIONS. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

DELAYED DELIVERY TRANSACTIONS. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the International and Target Funds; 0.60% for the Renaissance, Select Growth, and Small-Cap Value Funds; 0.63% for the Mid-Cap Equity Fund; 0.65% for the Opportunity and Innovation Funds; 0.75% for the International Growth Fund; 1.00% for the Global Innovation and Small-Cap Funds; 1.25% for the Micro-Cap Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the International Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

NEW ADVISORY FEE STRUCTURE. Effective April 1, 2000, PIMCO Core Equity Fund changed its name to PIMCO Select Growth Fund and increased its advisory fee from 0.57% to 0.60%. International Growth Fund has lowered the advisory fee from 0.85% to 0.75% effective May 8, 2000.

ADMINISTRATION FEE. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for the International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.60% for Global Innovation Fund, 0.65% for the International Fund, and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.60% for the Global Innovation Fund and 0.40% for all other Funds.

June 30, 2000

FUND REIMBURSEMENT FEE. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fee, which are retained by each respective fund, are accounted for as an addition to paid in capital. Any shares of these Funds acquired through June 30, 1998 will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange).

DISTRIBUTION AND SERVICING FEES. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                        Distribution Fee (%)   Servicing Fee (%)
----------------------------------------------------------------
CLASS A
ALL FUNDS                                 --                0.25
CLASS B
ALL FUNDS                               0.75                0.25
CLASS C
ALL FUNDS                               0.75                0.25
CLASS D
ALL FUNDS                                 --                0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2000, PFD received $19,231,147 representing commissions (sales charges) and contingent deferred sales charges.

EXPENSES. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of the Global Innovation and Mega-Cap Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                         Inst'l Class    Admn. Class     Class A     Class B     Class C     Class D
----------------------------------------------------------------------------------------------------
GLOBAL INNOVATION FUND          1.40%          1.65%       1.85%       2.60%       2.60%       1.85%
MEGA-CAP FUND                   0.70%          0.95%         --          --          --          --

PIMCO Advisors may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit an Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                            Non - U.S. Government/Agency
                                            ----------------------------
                                                  Purchases        Sales
------------------------------------------------------------------------
EQUITY INCOME FUND                               $  170,958   $  268,838
VALUE FUND                                          377,222      414,717
RENAISSANCE FUND                                    705,776      881,016
GROWTH FUND                                       1,880,500    2,085,744
SELECT GROWTH FUND                                   19,188        5,846
TARGET FUND                                       1,578,298    1,590,309
MID-CAP EQUITY FUND                                   9,880       16,467
OPPORTUNITY FUND                                  1,219,231    1,243,563
INNOVATION FUND                                   8,262,248    5,850,236
GLOBAL INNOVATION FUND                              129,259       42,067
INTERNATIONAL GROWTH FUND                             6,724        8,660
MEGA-CAP FUND                                         8,076        5,166
CAPITAL APPRECIATION FUND                         1,055,304    1,609,185
MID-CAP FUND                                      1,607,227    1,882,039
SMALL-CAP FUND                                       81,050      120,948
MICRO-CAP FUND                                      180,462      237,360
SMALL-CAP VALUE FUND                                176,319      221,533
ENHANCED EQUITY FUND                                 12,204       32,108
TAX-EFFICIENT EQUITY FUND                            41,160       15,783
STRUCTURED EMERGING MARKETS FUND                     10,978       28,083
TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND       29,213       20,318
INTERNATIONAL FUND                                   77,301      106,095
NFJ EQUITY INCOME FUND                               29,649          489
NFJ VALUE FUND                                          929           40

5. LINE OF CREDIT

Effective December 14, 1999, the Funds entered into an unsecured $350,000,000 syndicated bank line of credit agreement with Citicorp USA, Inc. Under this syndicated agreement, Citicorp USA, Inc. will fund $150,000,000 and both Bank of New York and State Street Bank & Trust Company will each fund $100,000,000. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The Funds may borrow money solely for temporary purposes to fund shareholder redemptions. The Funds did not borrow from the line during the period December 14, 1999 through June 30, 2000.

6. IN-KIND TRANSACTIONS

For the period ended June 30, 2000, the following fund incurred realized gains from in-kind redemptions of approximately (amount in thousands):

                                                  June 30, 2000
---------------------------------------------------------------
MID-CAP FUND                                           $2,322

7. FEDERAL INCOME TAX MATTERS

As of June 30, 2000, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 10, the Value Fund acquired a capital loss carryforward from the Value 25 Fund. Use of the acquired capital loss carryforward may be limited under current tax laws. Additionally, the Equity Income Fund, Value Fund, Renaissance Fund, Select Growth Fund, Mid-Cap Equity Fund, Capital Appreciation Fund, Tax-Efficient Equity Fund, Structured Emerging Markets Fund, Tax-Efficient Structured Emerging Markets Fund, International Fund and NFJ Equity Income Fund realized capital losses and/or foreign currency losses during the period November 1, 1999 through June 30, 2000, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $21,246,345, $19,204,542, $1,586,042,
$158,434, $26,977, $20, $2,191,620, $79,435, $7,171,054, $537,614, and $34,841
respectively.
   The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                       Capital Loss Carryforwards
                                -------------------------------------
                                  Realized   Acquired
                                    Losses     Losses      Expiration
---------------------------------------------------------------------
VALUE FUND                      $       --   $384,037       6/30/2005
SMALL-CAP VALUE FUND             8,531,912         --       6/30/2007
TAX-EFFICIENT EQUITY FUND           27,778         --       6/30/2007
                                 1,332,594         --       6/30/2008
TAX-EFFICIENT STRUCTURED
     EMERGING MARKETS FUND       1,625,269         --       6/30/2007
                                 7,893,990         --       6/30/2008

8. ACQUISITION BY ALLIANZ AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US $650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

June 30, 2000

9. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                     EQUITY INCOME FUND                                   VALUE FUND
                                          -------------------------------------------- ---------------------------------------------
                                          Year Ended 06/30/2000  Year Ended 06/30/1999 Year Ended 06/30/2000  Year Ended 06/30/1999
                                           Shares       Amount    Shares     Amount     Shares       Amount    Shares     Amount
                                          -------------------------------------------- ---------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                       1,137  $    12,519    1,941  $  28,202       2,656  $    33,916    1,320  $    19,355
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                        217        2,575      495      7,079       1,188       14,601    1,038       14,684
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                             1,440       17,019    2,630     38,810       4,011       50,168    4,533       65,101
----------------------------------------  -------------------------------------------- ---------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                           0            0        0          0           0            0        0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                          0            0        0          0           0            0        0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                                 0            0        0          0         137        1,373        0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                       2,051       21,995    1,311     18,538       1,294       14,905      822       11,141
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                        231        2,476      108      1,521         368        4,210      144        1,950
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                             1,016       10,793      506      7,112       1,823       20,851    1,111       14,980
----------------------------------------  -------------------------------------------- ---------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                      (8,323)     (90,772)  (3,994)   (59,589)     (4,792)     (52,577)  (2,937)     (43,290)
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                     (1,064)     (11,529)    (447)    (6,530)       (927)     (12,122)    (325)      (4,695)
----------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                            (2,988)     (33,626)  (2,146)   (31,549)     (6,315)     (78,181)  (5,849)     (83,212)
----------------------------------------  -------------------------------------------- ---------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                  (6,283) $   (68,550)     404  $   3,594        (557) $    (2,856)    (143) $    (3,986)
========================================  ============================================ ============================================

                                                          RENAISSANCE FUND
                                          ------------------------------------------------
                                             Year Ended 06/30/2000   Year Ended 06/30/1999
                                              Shares       Amount      Shares     Amount
                                          ------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                          542    $   8,314            6    $     105
----------------------------------------  -------------------------------------------------
   Administrative Class                          56          869           58        1,000
----------------------------------------  -------------------------------------------------
   Other Classes                             14,286      212,839       17,896      305,834
----------------------------------------  -------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                            0            0            0            0
----------------------------------------  -------------------------------------------------
   Administrative Class                           0            0            0            0
----------------------------------------  -------------------------------------------------
   Other Classes                                  0            0            0            0
----------------------------------------  -------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                            2           25            0            0
----------------------------------------  -------------------------------------------------
   Administrative Class                          10          131            2           25
----------------------------------------  -------------------------------------------------
   Other Classes                              7,934      103,507        4,947       74,634
----------------------------------------  -------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                         (124)      (1,924)         (43)        (744)
----------------------------------------  -------------------------------------------------
   Administrative Class                         (25)        (372)         (37)        (634)
----------------------------------------  -------------------------------------------------
   Other Classes                            (26,644)    (392,194)     (20,668)    (350,656)
----------------------------------------  -------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                   (3,963)   $ (68,805)       2,161    $  29,564
========================================  =================================================

                                                               OPPORTUNITY FUND
                                          --------------------------------------------------------

                                             Year Ended 06/30/2000         Year Ended 06/30/1999
                                               Shares        Amount         Shares        Amount
                                          --------------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                          1,369    $    37,684             19    $       428
---------------------------------------   ---------------------------------------------------------
   Administrative Class                           246          6,173             87          1,990
---------------------------------------   ---------------------------------------------------------
   Other Classes                               22,983        700,026         71,407      1,722,778
---------------------------------------   ---------------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                              0              0              0              0
---------------------------------------   ---------------------------------------------------------
   Administrative Class                             0              0              0              0
---------------------------------------   ---------------------------------------------------------
   Other Classes                                    0              0              0              0
---------------------------------------   ---------------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                             64          1,540              0              0
---------------------------------------   ---------------------------------------------------------
   Administrative Class                            82          1,964              0              0
---------------------------------------   ---------------------------------------------------------
   Other Classes                                4,619        113,143          3,979         81,564
---------------------------------------   ---------------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                            (21)          (608)            (2)           (38)
---------------------------------------   ---------------------------------------------------------
   Administrative Class                          (102)        (2,767)            (4)          (101)
---------------------------------------   ---------------------------------------------------------
   Other Classes                              (24,615)      (748,101)       (81,838)    (1,986,190)
---------------------------------------   ---------------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                      4,625    $   109,054         (6,352)   $  (179,569)
=======================================   =========================================================

                                                               INNOVATION FUND
                                          --------------------------------------------------------

                                             Year Ended 06/30/2000         Year Ended 06/30/1999
                                               Shares        Amount         Shares        Amount
                                          --------------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                            442    $    32,792             27    $       895
---------------------------------------   ---------------------------------------------------------
   Administrative Class                            11            807              0              0
---------------------------------------   ---------------------------------------------------------
   Other Classes                               77,474      4,811,154         43,277      1,310,384
---------------------------------------   ---------------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                              0              0              0              0
---------------------------------------   ---------------------------------------------------------
   Administrative Class                             0              0              0              0
---------------------------------------   ---------------------------------------------------------
   Other Classes                                    0              0              0              0
---------------------------------------   ---------------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                             10            582              0              0
---------------------------------------   ---------------------------------------------------------
   Administrative Class                             0              0              0              0
---------------------------------------   ---------------------------------------------------------
   Other Classes                                5,044        273,164            829         22,135
---------------------------------------   ---------------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                            (73)        (5,053)           (15)          (505)
---------------------------------------   ---------------------------------------------------------
   Administrative Class                            (2)          (163)             0              0
---------------------------------------   ---------------------------------------------------------
   Other Classes                              (39,281)    (2,339,586)       (25,673)      (753,602)
---------------------------------------   ---------------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                     43,625    $ 2,773,697         18,445    $   579,307
=======================================   =========================================================

                                               GLOBAL INNOVATION
                                                     FUND
                                          ---------------------------
                                             Period from 12/31/1999
                                                      to 06/30/2000
                                                Shares       Amount
                                          ---------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                             21    $       391
---------------------------------------   ---------------------------
   Administrative Class                             0              0
---------------------------------------   ---------------------------
   Other Classes                                5,890        100,247
---------------------------------------   ---------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                              0              0
---------------------------------------   ---------------------------
   Administrative Class                             0              0
---------------------------------------   ---------------------------
   Other Classes                                    0              0
---------------------------------------   ---------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                              0              0
---------------------------------------   ---------------------------
   Administrative Class                             0              0
---------------------------------------   ---------------------------
   Other Classes                                    0              0
---------------------------------------   ---------------------------

COST OF SHARES REDEEMED
   Institutional Class                              0             (8)
---------------------------------------   ---------------------------
   Administrative Class                             0              0
---------------------------------------   ---------------------------
   Other Classes                                 (373)        (6,141)
---------------------------------------   ---------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                      5,538    $    94,489
=======================================   ===========================


88

                                                                  GROWTH FUND
                                          --------------------------------------------------------

                                             Year Ended 06/30/2000         Year Ended 06/30/1999
                                               Shares        Amount         Shares        Amount
                                          --------------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                            490    $    17,297             39    $     1,212
----------------------------------------  --------------------------------------------------------
   Administrative Class                           358         11,200            207          6,217
----------------------------------------  --------------------------------------------------------
   Other Classes                               43,516      1,549,439         39,459      1,197,934
----------------------------------------  --------------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                              0              0              0              0
----------------------------------------  --------------------------------------------------------
   Administrative Class                             0              0              0              0
----------------------------------------  --------------------------------------------------------
   Other Classes                                    0              0              0              0
----------------------------------------  --------------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                             17            553              0              0
----------------------------------------  --------------------------------------------------------
   Administrative Class                            70          2,231              0              0
----------------------------------------  --------------------------------------------------------
   Other Classes                               11,710        371,315          9,157        246,482
----------------------------------------  --------------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                            (38)        (1,353)            (9)          (268)
----------------------------------------  --------------------------------------------------------
   Administrative Class                          (193)        (6,359)           (10)          (288)
----------------------------------------  --------------------------------------------------------
   Other Classes                              (50,030)    (1,758,585)       (40,642)    (1,227,582)
----------------------------------------  --------------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                      5,900    $   185,738          8,201    $   223,707
========================================  ========================================================

                                                                SELECT GROWTH FUND
                                           ---------------------------------------------------------

                                               Year Ended 06/30/2000         Year Ended 06/30/1999
                                                 Shares        Amount         Shares        Amount
                                           ---------------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                        109    $     2,457             77    $     1,782
----------------------------------------   ---------------------------------------------------------
   Administrative Class                         2             47          1,822         34,758
----------------------------------------   ---------------------------------------------------------
   Other Classes                              599         13,646              0              0
----------------------------------------   ---------------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                          0              0              0              0
----------------------------------------   ---------------------------------------------------------
   Administrative Class                         0              0              0              0
----------------------------------------   ---------------------------------------------------------
   Other Classes                                0              0              0              0
----------------------------------------   ---------------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                          9            193              3             57
----------------------------------------   ---------------------------------------------------------
   Administrative Class                         0              3            275          5,514
----------------------------------------   ---------------------------------------------------------
   Other Classes                                0              0              0              0
----------------------------------------   ---------------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                        (57)        (1,304)          (126)        (2,915)
----------------------------------------   ---------------------------------------------------------
   Administrative Class                        (1)           (14)        (8,430)      (180,866)
----------------------------------------   ---------------------------------------------------------
   Other Classes                               (6)          (131)             0              0
----------------------------------------   ---------------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                    655    $    14,897         (6,379)   $  (141,670)
========================================   =========================================================

                                                                    TARGET FUND
                                           ---------------------------------------------------------

                                               Year Ended 06/30/2000         Year Ended 06/30/1999
                                                 Shares        Amount         Shares        Amount
                                           ---------------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                           598    $    16,723             75    $     1,265
----------------------------------------  --------------------------------------------------------
   Administrative Class                           99          2,172            327          5,508
----------------------------------------  --------------------------------------------------------
   Other Classes                             101,496      2,464,150         87,501      1,337,208
----------------------------------------  --------------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                             0              0              0              0
----------------------------------------  --------------------------------------------------------
   Administrative Class                            0              0              0              0
----------------------------------------  --------------------------------------------------------
   Other Classes                                   0              0              0              0
----------------------------------------  --------------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                            15            319              0              0
----------------------------------------  --------------------------------------------------------
   Administrative Class                           26            555              0              0
----------------------------------------  --------------------------------------------------------
   Other Classes                               5,515        110,776          4,745         64,479
----------------------------------------  --------------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                           (93)        (2,721)            (2)           (36)
----------------------------------------  --------------------------------------------------------
   Administrative Class                         (222)        (5,556)           (16)          (275)
----------------------------------------  --------------------------------------------------------
   Other Classes                            (100,546)    (2,409,356)       (99,140)    (1,510,466)
----------------------------------------  --------------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                     6,888    $   177,062         (6,510)   $  (102,317)
========================================  ========================================================

                                                              MID-CAP EQUITY FUND
                                          ---------------------------------------------------------

                                               Year Ended 06/30/2000         Year Ended 06/30/1999
                                                 Shares        Amount         Shares        Amount
                                          ---------------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                            159    $     2,235            110    $     1,457
----------------------------------------  ---------------------------------------------------------
   Administrative Class                             0              0            198          2,607
----------------------------------------  ---------------------------------------------------------
   Other Classes                                    0              0              0              0
----------------------------------------  ---------------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                              0              0              0              0
----------------------------------------  ---------------------------------------------------------
   Administrative Class                             0              0              0              0
----------------------------------------  ---------------------------------------------------------
   Other Classes                                    0              0              0              0
----------------------------------------  ---------------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                            131          1,370             15            184
----------------------------------------  ---------------------------------------------------------
   Administrative Class                             0              0             14            168
----------------------------------------  ---------------------------------------------------------
   Other Classes                                    0              0              0              0
----------------------------------------  ---------------------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                           (378)        (5,302)          (285)        (4,344)
----------------------------------------  ---------------------------------------------------------
   Administrative Class                             0              0           (388)        (5,740)
----------------------------------------  ---------------------------------------------------------
   Other Classes                                    0              0              0              0
----------------------------------------  ---------------------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                        (88)   $    (1,697)          (336)   $    (5,668)
========================================  =========================================================

                                                           INTERNATIONAL GROWTH FUND                   MEGA-CAP FUND
                                          ----------------------------------------------------  -----------------------
                                                                                                Period from 12/31/1999
                                               Year Ended 06/30/2000    Year Ended 06/30/1999            to 06/30/2000
                                                 Shares        Amount    Shares        Amount      Shares       Amount
                                          ----------------------------------------------------  -----------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                        675           $  12,739          22   $     355        300  $   3,000
--------------------------------------- ------------------------------------------------------  -----------------------
   Administrative Class                         0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------
   Other Classes                                0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                          0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------
   Administrative Class                         0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------
   Other Classes                                0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                         93               1,831           0           2          0          1
--------------------------------------- ------------------------------------------------------  -----------------------
   Administrative Class                         0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------
   Other Classes                                0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------

COST OF SHARES REDEEMED
   Institutional Class                       (777)            (14,911)         (2)        (31)         0          0
--------------------------------------- ------------------------------------------------------  -----------------------
   Administrative Class                         0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------
   Other Classes                                0                   0           0           0          0          0
--------------------------------------- ------------------------------------------------------  -----------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                     (9)          $    (341)         20   $     326        300  $   3,001
======================================= ======================================================  =======================

                                                 CAPITAL APPRECIATION FUND                            MID-CAP FUND
                                         -------------------------------------------- ---------------------------------------------
                                         Year Ended 06/30/2000  Year Ended 06/30/1999 Year Ended 06/30/2000  Year Ended 06/30/1999
                                          Shares       Amount    Shares     Amount     Shares       Amount    Shares     Amount
                                         -------------------------------------------- ---------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                     12,277  $ 316,049      17,583   $ 439,612     23,444   $ 579,389      29,207   $ 640,912
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                     2,324     60,068       6,022     152,828      2,875      78,391       4,726     104,472
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                            3,652     94,043       4,010      98,940      6,995     189,893       9,113     199,882
---------------------------------------  -------------------------------------------- ---------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Institutional Class                          0          0           0           0          0           0           0           0
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                         0          0           0           0          0           0           0           0
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                                0          0           0           0          0           0           0           0
---------------------------------------  -------------------------------------------- ---------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                      3,357     79,661       1,505      35,601        113       2,801         925      19,896
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                     1,712     40,183         579      13,612         11         280         213       4,543
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                            1,538     35,616         590      13,712         17         414         665      14,079
---------------------------------------  -------------------------------------------- ---------------------------------------------

COST OF SHARES REDEEMED
   Institutional Class                    (25,969)  (672,004)    (25,867)   (649,159)    (29,964   (759,314)    (23,032)   (505,497)
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Administrative Class                    (5,941)  (150,725)     (3,068)    (76,012)    (2,788)    (73,751)     (3,452)    (74,169)
---------------------------------------  -------------------------------------------- ---------------------------------------------
   Other Classes                           (4,714)  (122,166)     (3,149)    (77,743)    (9,669)   (250,063)     (7,361)   (157,774)
---------------------------------------  -------------------------------------------- ---------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                (11,764) $(319,275)     (1,795)  $ (48,609)    (8,966)  $(231,960)     11,004   $ 246,344
=======================================  ============================================ =============================================

June 30, 2000

9. SHARES OF BENEFICIAL INTEREST (CONT.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                           SMALL-CAP FUND                             MICRO-CAP FUND
                                          -------------------------------------------- ---------------------------------------------
                                          Year Ended 06/30/2000  Year Ended 06/30/1999 Year Ended 06/30/2000  Year Ended 06/30/1999
                                           Shares       Amount    Shares     Amount     Shares       Amount     Shares       Amount
                                          -------------------------------------------- ---------------------------------------------
RECEIPTS FOR SHARES SOLD
    Institutional Class                       978    $  11,696    3,014    $  36,581      2,107    $  46,143     4,984    $  98,906
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                      105        1,215      157        1,691        231        4,998       115        2,225
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                               0            0        0            0          0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------

SHARES ISSUED IN REORGANIZATION
    Institutional Class                         0            0        0            0          0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                        0            0        0            0          0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                               0            0        0            0          0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
    Institutional Class                         0            0      206        2,229          0            0       339        6,383
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                        0            0        5           52          0            0         4           83
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                               0            0        0            0          0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------

COST OF SHARES REDEEMED
    Institutional Class                    (4,201)     (50,657)    (800)      (8,682)    (4,611)     (99,032)    (4,495)    (84,282)
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                      (97)      (1,149)     (35)        (379)       (92)      (1,992)      (171)     (3,312)
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                               0            0        0            0          0            0          0           0
----------------------------------------  -------------------------------------------- ---------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
    FUND SHARE TRANSACTIONS                (3,215)   $ (38,895)   2,547    $  31,492     (2,365)   $ (49,883)      776    $  20,003
========================================  ============================================ =============================================


                                                    SMALL-CAP VALUE FUND                              INTERNATIONAL FUND
                                          --------------------------------------------- --------------------------------------------
                                          Year Ended 06/30/2000   Year Ended 06/30/1999 Year Ended 06/30/2000  Year Ended 06/30/1999
                                           Shares       Amount     Shares        Amount  Shares      Amount    Shares        Amount
                                          --------------------------------------------- --------------------------------------------
RECEIPTS FOR SHARES SOLD
    Institutional Class                      1,752    $ 24,902      2,479    $  37,773      304    $   3,806       495   $    5,567
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                       768      10,894      1,502       22,238      771        9,021     1,494       16,127
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                           11,210     158,475     12,114      183,088   70,129      864,448    61,433      736,111
----------------------------------------  -------------------------------------------- ---------------------------------------------

SHARES ISSUED IN REORGANIZATION
    Institutional Class                          0           0          0            0        0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                         0           0          0            0        0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                                0           0          0            0        0            0         0            0
----------------------------------------  -------------------------------------------- ---------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
    Institutional Class                         59         797        149        2,202       57          652         6           67
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                        24         324         54          790      202        2,286        13          129
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                              307       4,109        716       10,426    1,342       15,118     1,045       11,029
----------------------------------------  -------------------------------------------- ---------------------------------------------

COST OF SHARES REDEEMED
    Institutional Class                     (3,387)    (47,564)    (1,625)     (24,130)     (96)      (1,128)     (189)      (2,213)
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Administrative Class                    (1,029)    (14,401)      (850)     (12,454)    (713)      (8,442)     (140)      (1,579)
----------------------------------------  -------------------------------------------- ---------------------------------------------
    Other Classes                          (14,537)   (201,997)   (10,906)    (160,295) (72,239)    (896,874)  (62,751)    (757,207)
----------------------------------------  -------------------------------------------- ---------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
    FUND SHARE TRANSACTIONS                 (4,833)  $ (64,461)     3,633    $  59,638     (243)   $ (11,113)    1,406    $   8,031
========================================  ============================================ =============================================

                                               NFJ EQUITY INCOME                    NFJ VALUE
                                                    FUND                              FUND
                                           ---------------------------      ---------------------------
                                             Period from 05/08/2000           Period from 05/08/2000
                                                     to 06/30/2000                    to 06/30/2000
                                                Shares       Amount              Shares       Amount
                                           ---------------------------      ---------------------------
RECEIPTS FOR SHARES SOLD
    Institutional Class                          2,513     $  26,504              84      $    942
----------------------------------------   ---------------------------      ---------------------------
    Administrative Class                           480         5,045               0             0
----------------------------------------   ---------------------------      ---------------------------
    Other Classes                                    0             0               0             0
----------------------------------------   ---------------------------      ---------------------------

SHARES ISSUED IN REORGANIZATION
    Institutional Class                              0             0               0             0
----------------------------------------   ---------------------------      ---------------------------
    Administrative Class                             0             0               0             0
----------------------------------------   ---------------------------      ---------------------------
    Other Classes                                    0             0               0             0
----------------------------------------   ---------------------------      ---------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
    Institutional Class                              7            70               0             4
----------------------------------------   ---------------------------      ---------------------------
    Administrative Class                             1            11               0             0
----------------------------------------   ---------------------------      ---------------------------
    Other Classes                                    0             0               0             0
----------------------------------------   ---------------------------      ---------------------------

COST OF SHARES REDEEMED
    Institutional Class                              0             0               0             0
----------------------------------------   ---------------------------      ---------------------------
    Administrative Class                           (11)         (121)              0             0
----------------------------------------   ---------------------------      ---------------------------
    Other Classes                                    0             0               0             0
----------------------------------------   ---------------------------      ---------------------------

NET INCREASE (DECREASE) RESULTING FROM
    FUND SHARE TRANSACTIONS                      2,990     $  31,509              84      $     946
========================================   ===========================      ===========================


90


                                                     ENHANCED EQUITY FUND                        TAX-EFFICIENT EQUITY FUND
                                          --------------------------------------------- --------------------------------------------
                                                                                                              Period from 07/10/1998
                                          Year Ended 06/30/2000  Year Ended 06/30/1999 Year Ended 06/30/2000           to 06/30/1999
                                           Shares       Amount    Shares        Amount  Shares      Amount    Shares      Amount
                                          -------------------------------------------- --------------------------------------------
RECEIPTS FOR SHARES SOLD
    Institutional Class                      518     $  6,548       725    $  8,851         96   $  1,085          0   $      0
---------------------------------------   -------------------------------------------- --------------------------------------------
    Administrative Class                   1,020       12,786     1,282      15,340      1,799     20,566        307      3,320
---------------------------------------   -------------------------------------------- --------------------------------------------
    Other Classes                              0            0         0           0      1,692     19,459      2,619     26,786
---------------------------------------   -------------------------------------------- --------------------------------------------

SHARES ISSUED IN REORGANIZATION
    Institutional Class                        0            0         0           0          0          0          0          0
---------------------------------------   -------------------------------------------- --------------------------------------------
    Administrative Class                       0            0         0           0          0          0          0          0
---------------------------------------   -------------------------------------------- --------------------------------------------
    Other Classes                              0            0         0           0          0          0          0          0
---------------------------------------   -------------------------------------------- --------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
    Institutional Class                      134        1,712       429       4,790          0          0          0          0
---------------------------------------   -------------------------------------------- --------------------------------------------
    Administrative Class                      84        1,059       181       2,005          0          0          0          0
---------------------------------------   -------------------------------------------- --------------------------------------------
    Other Classes                              0            0         0           0          0          0          0          0
---------------------------------------   -------------------------------------------- --------------------------------------------

COST OF SHARES REDEEMED
    Institutional Class                   (2,374)     (28,964)     (759)     (9,355)        (1)        (8)         0          0
---------------------------------------   -------------------------------------------- --------------------------------------------
    Administrative Class                    (804)     (10,211)     (424)     (5,174)      (466)    (5,427)       (15)      (158)
---------------------------------------   -------------------------------------------- --------------------------------------------
    Other Classes                              0            0         0           0       (873)   (10,104)      (490)    (5,032)
---------------------------------------   -------------------------------------------- --------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
    FUND SHARE TRANSACTIONS               (1,422)    $(17,070)    1,434    $ 16,457      2,247   $ 25,571      2,421   $ 24,916
=======================================   ============================================ ============================================

                                                                                               TAX-EFFICIENT STRUCTURED
                                                STRUCTURED EMERGING MARKETS FUND                 EMERGING MARKETS FUND
                                          --------------------------------------------- --------------------------------------------
                                          Year Ended 06/30/2000   Year Ended 06/30/1999 Year Ended 06/30/2000  Year Ended 06/30/1999
                                           Shares       Amount     Shares        Amount  Shares      Amount    Shares      Amount
                                          --------------------------------------------- --------------------------------------------
RECEIPTS FOR SHARES SOLD
    Institutional Class                      143   $  1,761        290      $  2,664    1,090     $ 16,041      1,210     $ 12,518
---------------------------------------   --------------------------------------------- --------------------------------------------
    Administrative Class                       0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------
    Other Classes                              0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------

SHARES ISSUED IN REORGANIZATION
    Institutional Class                        0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------
    Administrative Class                       0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------
    Other Classes                              0          0      3,558        35,582        0            0      4,416       44,157
---------------------------------------   --------------------------------------------- --------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
    Institutional Class                      250      3,230        135         1,209       37          574         32          300
---------------------------------------   --------------------------------------------- --------------------------------------------
    Administrative Class                       0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------
    Other Classes                              0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------

COST OF SHARES REDEEMED
    Institutional Class                   (1,297)   (18,490)      (233)       (2,261)    (450)      (6,600)      (184)      (1,678)
---------------------------------------   --------------------------------------------- --------------------------------------------
    Administrative Class                       0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------
    Other Classes                              0          0          0             0        0            0          0            0
---------------------------------------   --------------------------------------------- --------------------------------------------

NET INCREASE (DECREASE) RESULTING FROM
    FUND SHARE TRANSACTIONS                 (904)  $(13,499)     3,750      $ 37,194      677     $ 10,015      5,474     $ 55,297
=======================================   ============================================= ============================================




10. REORGANIZATION

On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Transition") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust (the "E.M. Trust") a separate account managed by Parametric, in a tax free exchange for the E.M. Trust's assets. Assets in the E.M. Trust are transferred in exchange for shares to the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds as follows (shares and amounts in thousands):

                                   Value of                      Fund's
                           Shares    Shares    Total Net     Unrealized
Fund                       Issued    Issued       Assets   Depreciation
------------------------------------------------------------------------
STRUCTURED EMERGING         3,558    $ 35,582    $ 35,582  $  (2,621)
MARKETS FUND

TAX-EFFICIENT               4,416    $ 44,157    $ 44,157  $ (28,709)
STRUCTURED
EMERGING
MARKETS FUND

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                   Value of                               Total Net
                                                          Shares     Shares   Total Net    Total Net      Assets of        Acquired
                                                       Issued by  Issued by   Assets of    Assets of      Acquiring          Fund's
                                                       Acquiring  Acquiring    Acquired    Acquiring     Fund After      Unrealized
Acquiring Fund          Acquired Fund            Date       Fund       Fund        Fund         Fund    Acquisition  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO                   PIMCO
VALUE FUND              Value 25 Fund   March 3, 2000        137  $   1,373  $    1,373   $  163,988      $165,361     $    (419)

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND INSTITUTIONAL AND ADMINISTRATIVE CLASS SHAREHOLDERS OF THE PIMCO FUNDS: MULTI-MANAGER SERIES

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional and Administrative share classes present fairly, in all material respects, the financial position of the Equity Income Fund, Value Fund, Renaissance Fund, Growth Fund, Select Growth Fund, Target Fund, Mid-Cap Equity Fund, Opportunity Fund, Innovation Fund, Global Innovation Fund, International Growth Fund, Mega-Cap Fund, Capital Appreciation Fund, Mid-Cap Fund, Small-Cap Fund, Micro-Cap Fund, Small-Cap Value Fund, Enhanced Equity Fund, Tax-Efficient Equity Fund, Structured Emerging Markets Fund, Tax-Efficient Structured Emerging Markets Fund, International Fund, NFJ Equity Income Fund, and NFJ Value Fund (hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative share classes for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2000>

FEDERAL INCOME TAX INFORMATION
(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2000) regarding the status of the distributions made to the shareholders

DIVIDEND RECEIVED DEDUCTION. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2000 which qualify for the corporate dividend-received deduction are as follows:

EQUITY INCOME FUND                                                                63.95%
VALUE FUND                                                                        38.57%
RENAISSANCE FUND                                                                  14.42%
SELECT GROWTH FUND                                                                12.01%
TARGET FUND                                                                        5.12%
MID-CAP EQUITY FUND                                                                0.99%
OPPORTUNITY FUND                                                                   1.66%
INNOVATION FUND                                                                    0.15%
MEGA-CAP FUND                                                                      6.94%
CAPITAL APPRECIATION                                                              58.39%
MID-CAP FUND                                                                      40.50%
SMALL-CAP VALUE FUND                                                             100.00%
ENHANCED EQUITY FUND                                                             100.00%
STRUCTURED EMERGING MARKETS FUND                                                   0.32%
TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND                                     0.70%
NFJ EQUITY INCOME FUND                                                            80.65%
NFJ VALUE FUND                                                                    19.39%

CAPITAL GAIN DISTRIBUTIONS. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2000, were in the amounts as follows:

                                                                               Per Share       Per Share
                                                                               Long-Term      Short-Term
                                                                           Capital Gains   Capital Gains
----------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND                                                              1.85496         0.78284
VALUE FUND                                                                      1.11374         1.45284
RENAISSANCE FUND                                                                1.79690         0.00190
GROWTH FUND                                                                     5.66485               0
SELECT GROWTH FUND                                                              0.67098         3.04478
TARGET FUND                                                                     0.79431         1.00897
MID-CAP EQUITY FUND                                                             0.31283         8.28772
OPPORTUNITY FUND                                                                5.06114         2.82008
INNOVATION FUND                                                                 3.85703         2.53396
INTERNATIONAL GROWTH FUND                                                       0.59336         3.83458
CAPITAL APPRECIATION FUND                                                       4.99628               0
MID-CAP FUND                                                                    0.01720               0
ENHANCED EQUITY FUND                                                            0.44261         0.02981
STRUCTURED EMERGING MARKETS FUND                                                0.51059         0.28109
INTERNATIONAL FUND                                                              1.73874               0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2001, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.

(unaudited)

FOREIGN TAX CREDIT. The folowing Funds have elected to pass through the credit for taxes paid in foreign countries The foreign income and foreign tax per share outstanding on June 30, 2000 are as follows:

---------------------------------------------------------------------------------------------------------
                       International                Structured Emerging        Tax-Efficient Structured
                        Growth Fund                   Markets Fund               Emerging Markets Fund
               ------------------------------------------------------------------------------------------
                 Gross Foreign   Foreign         Gross Foreign   Foreign        Gross Foreign  Foreign
Country          Dividends       Tax             Dividends       Tax            Dividends      Tax
---------------------------------------------------------------------------------------------------------
Argentina               0              0            0.01683              0         0.01447             0
Australia         0.00955        0.00025                  0              0               0             0
Botswana                0              0            0.01642        0.00114         0.01274       0.00062
Brazil                  0              0            0.02424        0.00282         0.02016       0.00254
Chile                   0              0            0.01595        0.00451         0.01346       0.00378
China                   0              0            0.00525        0.00010         0.00699       0.00005
Columbia                0              0            0.00647        0.00028         0.00815       0.00016
Denmark           0.00193        0.00029                  0              0               0             0
Egypt                   0              0            0.00866              0         0.00916             0
Estonia                 0              0            0.00171        0.00044         0.00102       0.00026
Finland           0.00213        0.00032                  0              0               0             0
France            0.07619        0.01406                  0              0               0             0
Germany           0.01672        0.00165                  0              0               0             0
Ghana                   0              0            0.00815        0.00093         0.00439       0.00050
Greece            0.01123              0            0.00664              0         0.00687             0
Hong Kong         0.00762              0            0.00324              0         0.00747       0.00008
Hungary                 0              0            0.00632        0.00137         0.00612       0.00129
India                   0              0            0.01085        0.00100         0.00445       0.00046
Indonesia               0              0            0.00228        0.00034         0.00333       0.00050
Ireland           0.00441        0.00167                  0              0               0             0
Israel                  0              0            0.02261        0.00563         0.02194       0.00546
Italy             0.02337        0.00160                  0              0               0             0
Japan             0.02322        0.00348                  0              0               0             0
Kenya                   0              0            0.00579        0.00058         0.00409       0.00043
Malaysia                0              0            0.00868        0.00146         0.00688       0.00108
Mauritius Islands       0              0            0.00687              0         0.00491             0
Mexico            0.00210        0.00016            0.00790        0.00060         0.00625       0.00048
Morocco                 0              0            0.00591        0.00059         0.00495       0.00050
Netherlands       0.00985        0.00172                  0              0               0             0
Peru                    0              0            0.01344              0         0.01237             0
Philippines             0              0            0.00481        0.00114         0.00479       0.00111
Poland                  0              0            0.00679        0.00101         0.00383       0.00057
Portugal                0              0                  0              0         0.00008       0.00001
Russia            0.00098        0.00028            0.00047        0.00028         0.00089       0.00005
Singapore         0.00323        0.00078                  0              0               0             0
South Africa            0              0            0.01795              0         0.01648             0
South Korea       0.00063        0.00010            0.01006        0.00166         0.06270       0.00104
Spain             0.00603        0.00090                  0              0               0             0
Sweden            0.00058        0.00009                  0              0               0             0
Switzerland       0.00989        0.00148                  0              0               0             0
Taiwan                  0              0            0.00569        0.00063         0.00467       0.00060
Thailand                0              0            0.00400        0.00019         0.00492       0.00025
Turkey                  0              0            0.00170              0         0.00174             0
United Kingdom    0.05295        0.00509            0.00158        0.00003         0.00094             0
Venezuela               0              0            0.01904        0.00064         0.01760       0.00055
Zimbabwe                0              0            0.00661        0.00099         0.00568       0.00085

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1999. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2001.

PIMCO Advisors Holdings L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

PIMCO Advisors investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California

Oppenheimer Capital/New York, New York

Cadence Capital Management/Boston, Massachusetts

NFJ Investment Group/Dallas, Texas

Parametric Portfolio Associates/Seattle, Washington

PIMCO Equity Advisors/New York, New York a division of PIMCO Advisors L.P.

PIMCO/Allianz International Advisors LLC/New York, New York



TRUSTEES AND OFFICERS

     Stephen J. Treadway,
       PRESIDENT, CHIEF EXECUTIVE OFFICER
       AND TRUSTEE

     E. Philip Cannon, TRUSTEE

     Donald P. Carter, TRUSTEE

     Gary A. Childress, TRUSTEE

     Richard L. Nelson, TRUSTEE

     Kenneth M. Poovey, TRUSTEE

     Lyman W. Porter, TRUSTEE

     Alan Richards, TRUSTEE

     W. Bryant Stooks, TRUSTEE

     Gerald M. Thorne, TRUSTEE

     Newton B. Schott, Jr., SECRETARY

     John P. Hardaway, TREASURER

INVESTMENT ADVISER AND ADMINISTRATOR

     PIMCO Advisors L.P.
     800 Newport Center Drive, Suite 600
     Newport Beach, California 92660

PIMCO FUNDS: ACCESS TO THE HIGHEST STANDARD

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages approximately $264 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

--------------------------------------------------------------------------------
MANAGER           PIMCO Advisors L.P., 800 Newport Center Drive,
                  Newport Beach, CA 92660

--------------------------------------------------------------------------------
DISTRIBUTOR       PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                  Stamford, CT 06902-6896

--------------------------------------------------------------------------------
CUSTODIAN         State Street Bank & Trust Company, 801 Pennsylvania,
                  Kansas City, MO 64105

--------------------------------------------------------------------------------
SHAREHOLDER       National Financial Data Services, 330 W. 9th Street, 4th Floor
SERVICING AGENT   Kansas City, MO 64105
AND TRANSFER
AGENT

--------------------------------------------------------------------------------
INDEPENDENT       PricewaterhouseCoopers LLP, 1055 Broadway,
ACCOUNTANT        Kansas City, MO 64105

--------------------------------------------------------------------------------
LEGAL COUNSEL     Ropes & Gray, One International Place,
                  Boston, MA 02110

--------------------------------------------------------------------------------
FOR ACCOUNT       For PIMCO Funds account information contact your financial
INFORMATION       advisor, or if you receive account statements directly from
                  PIMCO Funds, you can also call 1-800-927-4648

--------------------------------------------------------------------------------
This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                                                                      PZ031.8/00

               PIMCO                                                 BULK RATE
               ----FUNDS                                           U.S. POSTAGE
                                                                       PAID
PIMCO FUNDS                                                       SMITHTOWN, NY
DISTRIBUTORS LLC                                                  PERMIT NO. 700

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO Funds Shareholder Update
and Annual Report

THIS UPDATE IS PUBLISHED TWICE A YEAR TO PROVIDE PIMCO FUNDS SHAREHOLDERS WITH GENERAL MARKET COMMENTARY AND FUND INFORMATION. IT ALSO INCLUDES THE FINANCIAL REPORT FOR THE PIMCO FUNDS MULTI-MANAGER SERIES.

JUNE 30, 2000

MULTI-MANAGER SERIES

Share Classes

A B C

Capital Appreciation

Equity Income

Global Innovation

Growth

Innovation

International

Mid-Cap

Opportunity

Renaissance

Select Growth

Small-Cap Value

Target

Tax-Efficient Equity

Value

[GRAPHIC]

ARE MARKET MOVEMENTS TAKING YOU OFF COURSE? TRY A MORE OBJECTIVE APPROACH TO INVESTING. STORY ON PAGE 2.

PAGE 2   TODAY'S INVESTOR
Taking the Emotion Out of Investing

PAGE 4   MANAGER Q & A
Growth, Value or Blend? A Roundtable Discussion

PAGE 6   FUND SPOTLIGHT

PAGE 7   TECH UPDATE
The Technology Sector Stages a Recovery

PAGE 8   SERVICE UPDATE
Introducing the New PIMCO Funds Web Site

PAGE 9   IN THE NEWS

PAGE 10  OVERVIEW: COMPREHENSIVE FUND FAMILY

PAGE 11  PIMCO FUNDS: MULTI-MANAGER SERIES

ANNUAL REPORT


                                                              [PIMCO FUNDS LOGO]

TODAY'S
INVESTOR      TAKING THE EMOTION OUT OF INVESTING

[GRAPHIC]

Staying completely objective about your investments is nearly impossible. After all, your money isn't just money. It represents important goals, like buying a house, living a comfortable retirement or funding your childrens' educations. So if recent stock market volatility has caused you to lose sleep or tempted you to cash out some of your holdings, you're not alone.

Still, getting too emotional about your investments isn't healthy--for you or your portfolio. It can cause you undue stress, prompt you to sell during unfavorable conditions and otherwise distract you from your long-term strategy. To let reason rule, you need a plan that provides a logical framework for your financial decisions and that anticipates market turbulence. Here are three simple steps you can follow to get you on your way.

1. REMEMBER THE BIG PICTURE
If you become too focused on the here and now, you're much more prone to emotional investment decisions--buying a security based solely on recent performance or selling one prematurely, for example. To broaden your perspective, try the following.

-  REVIEW YOUR GOALS AND RISK
TOLERANCE. It's always a good idea to work with your financial advisor to determine your risk tolerance and financial goals and make sure your asset allocation is in sync with them. These factors should be top of mind whenever you make an investment decision.

- TAKE A LOOK AT HISTORY. A look back at the financial markets can help you be more realistic about potential returns. For example, the average annual return of the S&P 500, a benchmark that is representative of the overall stock market, has been about 13% over the past 30 years (assuming reinvestment of dividends). Also, while the Dow Jones Industrial Average has had five down years in the last 25, it has always recovered--even if it took a few years. This serves as a good reminder to ride out corrections and maintain a long-term view.

2. USE A SYSTEMATIC APPROACH
You may find it easier to stay on track with your goals if you organize certain aspects of the investment process. Here are a few approaches that you may want to consider.

- REVIEW YOUR LONG-TERM HOLDINGS AT SPECIFIC INTERVALS.
Online services have made it convenient for investors to check up on their portfolios. But if you're a long-term investor, keeping too close an eye on your holdings may only cause you unnecessary anxiety. Over time, daily price fluctuations lose importance. That said, try reviewing your portfolio no more than once a month or quarter.

A CASE FOR LONG-TERM INVESTING
A historical look at the Dow Jones Industrial Average (DJIA) can remind you to ride out corrections and keep a long-term view. In the past 25 years, the DJIA has had five down years, but eventually recovered each time.

        12/74         616
        12/75         852
        12/76        1004
        12/77         831
        12/78         805
        12/79         838
        12/80         963
        12/81         875
        12/82        1046
        12/83        1258
        12/84        1211
        12/85        1546
        12/86        1895
        12/87        1938
        12/88        2168
        12/89        2753
        12/90        2633
        12/91        3168
        12/92        3301
        12/93        3754
        12/94        3834
        12/95        5117
        12/96        6448
        12/97        7908
        12/98        9181
        12/99       11497

Source: Dow Jones & Company. Past performance is no guarantee of future results. This chart does not represent the past or future performance of any PIMCO Fund.

THE BENEFITS OF DOLLAR COST AVERAGING
In this example, a monthly systematic investment of $500 purchased more shares at a lower average price than a $2000 lump sum investment during the four month period.

Date of Purchase            Jan 15    Feb 15   Mar 15   Apr 15
Share Price                 $11       $8       $10      $14      TOTAL
----------------------------------------------------------------------
DOLLAR COST AVERAGING
Shares Acquired             45.5       62.5     50.0    35.7     193.7
Investment                  $500       $500     $500    $500     $2,000
                                            Average Share Price: $10.33
-----------------------------------------------------------------------
LUMP SUM INVESTMENT
Shares Acquired             181.8     0        0        0        181.8
Investment                  $2,000    0        0        0        $2,000
                                           Average Share Price:  $11.00

This plan involves continuous investment in securities regardless of fluctuating prices.The investor should consider his/her financial ability to continue investing through periods of low price levels.


- CONSIDER DOLLAR COST AVERAGING. A plan that regularly invests a fixed amount of money in a specific investment imposes a disciplined approach to investing. This can be a particularly good strategy during volatile markets, since systematic investing carries the benefit of dollar cost averaging. Dollar cost averaging takes advantage of price fluctuations by buying more shares when an investment's price declines and fewer shares when it rises. The chart above illustrates this point.

- ESTABLISH GUIDELINES FOR SELLING AN INVESTMENT. If you contemplate selling an investment each time its price retreats, you may want to establish some clearer guidelines. One idea is to form a checklist of key questions that can help you make a more objective evaluation. For example:

- Have there been any negative fundamental changes in the investment?

- What are experts saying about the asset class or sector?

- How would selling the investment affect my asset allocation?

- Has the investment consistently underperformed its benchmark?

- Would another opportunity provide better risk/return characteristics?

Remember that the theory of asset allocation holds that different investments will outperform and underperform the market at different times. This year's laggards could be next year's leaders. So you may not want to sell an investment just because it's trailing the overall stock market. Your financial advisor can provide additional insight and help you determine if it's better to sell or hold on for a while.


3. MANAGE RISK (OR IT WILL MANAGE YOU)
In today's technology-driven bull market, risk management is one area that many investors have neglected. Yet it's unrealistic to think that double and triple digit equity returns will go on forever. Here are a few tactics that may help you weather future market volatility and protect your hard-earned assets.

- DON'T PUT TOO MUCH AT STAKE. If you're seeking the potential for higher returns, allocate a specific percentage of your portfolio to riskier investments, such as tech stocks, then periodically rebalance. To reduce risk, you might consider investing through a technology fund, which offers a diversified approach and may be less volatile than owning individual stocks.

- ALLOCATE PART OF YOUR PORTFOLIO TO BONDS. If a review of your asset allocation determines you've taken on too much risk, you might shift some of your holdings into bonds. Their income and relative price stability can provide a cushion against stock volatility. Investing in a diversified bond fund is one simple way to balance out your equity holdings.

- KEEP AN EMERGENCY FUND. As a rule of thumb, it's a good idea to keep a percentage of your annual income in an emergency fund. There are a number of good alternatives for investing this cash. For example, you might consider a short-term bond fund. While the value of your investment will fluctuate slightly and there's no repayment guarantee, you could be rewarded with a yield and total return that's considerably higher than other cash investments.

These are just a few suggestions that can help you keep a more objective mindset and prepare your portfolio for future market volatility. As always, your financial advisor can help you decide if any of these approaches might fit into your comprehensive financial plan.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. There can be no guarantee that these investment strategies will work in every economic environment.

The S&P Index is an unmanaged index considered to be representative of the stock market as a whole. It is not possible to invest directly in such an index.

MANAGER
Q & A       GROWTH, VALUE OR BLEND? A ROUNDTABLE DISCUSSION


KEN CORBA IS PIMCO'S LEADING GROWTH INVESTMENT EXPERT AND THE MANAGER OF PIMCO GROWTH, SELECT GROWTH AND GROWTH AND INCOME (FORMERLY THE MID-CAP EQUITY FUND) FUNDS. HE HAS MORE THAN 15 YEARS OF GROWTH INVESTMENT EXPERIENCE. JOHN SCHNEIDER MANAGES PIMCO RENAISSANCE AND VALUE FUNDS AND HAS MORE THAN 12 YEARS OF VALUE INVESTING EXPERIENCE. DAVE BREED MANAGES PIMCO CAPITAL APPRECIATION AND MID-CAP FUNDS AND HAS MORE THAN 30 YEARS OF EXPERIENCE, SPECIALIZING IN GROWTH-AT-A-REASONABLE-PRICE, A TYPE OF BLEND INVESTING.

Q: EACH OF YOU IS A STRONG BELIEVER IN YOUR OWN PARTICULAR INVESTMENT STYLE. CAN YOU EXPLAIN WHY AN INVESTOR SHOULD HAVE EXPOSURE TO IT?

KC: While it's true that different investment styles outperform at various times, I believe growth stock investing offers the greatest potential for capital appreciation over the long term. For the last several years, growth stocks have dominated the stock market in terms of both performance and earnings growth--and I think this trend is likely to continue.

JS: I think it's prudent to have exposure to value stocks. Although they've underperformed in recent years, history has shown that different investment styles fall in and out of favor, so it makes sense to have exposure to various investment styles. In addition, stock valuations are at historically high levels, which I do not believe are sustainable. I would not be surprised to see a rotation towards lower valuation issues in the near term.

DB: Growth-at-a-reasonable-price (GARP) investing represents what I believe to be the best of both worlds for investors. It provides access to growth potential but it also places importance on reasonable valuation. While investors are certainly enamored with growth stocks right now, I believe they are becoming more price sensitive, which usually happens during periods of rising interest rates. GARP investing is the often-overlooked alternative to growth and value investing.


Q: CAN YOU GIVE US AN EXAMPLE OF ONE OF YOUR BEST PERFORMING HOLDINGS THAT EXEMPLIFIES YOUR INVESTMENT STYLE?

KC: One of our best performing holdings is JDS Uniphase, which makes fiber optic components. Fiber optic telecommunications equipment is one of the fastest-growing industries right now, and JDS Uniphase is the leader in this area. The company has a very successful acquisition strategy, which has enabled it to gain market share and complement its existing product line. It's one of the great wealth-creating companies of our time--and just the kind of stock we like to own.

JS: Ace Limited, a property and casualty insurance (P&C) company, has nearly doubled since we added it to the portfolio. For more than a decade, property and casualty insurance companies performed poorly because the industry suffered from too much competition. However, we anticipated that the industry would lose its weakest players, which would enable it to gain pricing power and increase extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, did indeed outperform.

DB: Corning, a fiber optic telecommunications equipment maker, has turned in a strong performance for the Fund. We were attracted to the company last year because of its relatively low valuation in such a high-growth industry. Its stock price has risen as a result of several strategic acquisitions and plant expansions that would increase capacity, as well as general investor enthusiasm for this industry.


Q: WHAT AREAS OF TECHNOLOGY DO YOUR RESPECTIVE PORTFOLIOS HAVE EXPOSURE TO? HOW DO THESE FIT WITH YOUR RESPECTIVE INVESTMENT STYLES?

KC: Because technology is such an important part of the stock market in general--it now comprises 34% of the S&P 500 Index--and growth investing in particular, we have significant exposure to this sector. We are invested in many high-growth industries within technology, such as networking, fiber optics and wireless telecommunications. We own many of the premier, blue chip tech companies, including Cisco Systems, EMC and Nokia.

JS: We limit our exposure in the technology sector to companies we understand and can value--typically commodity technology companies, such as semiconductor manufacturers. They are cyclical companies, and we like to purchase them at the time in their business cycle when they are undervalued and offer upside potential. While we had a lot of exposure to commodity technology last year (chip maker Micron was our largest holding for much of the year), we don't have much exposure right now because we believe these stocks are near the peak of their business cycle and are relatively overvalued.

[PHOTO]   [PHOTO]   [PHOTO]


KEN CORBA
JOHN SCHNEIDER
DAVID BREED


DB: We own a number of different technology companies, such as chip maker Intel and networking giant Cisco Systems. Because our goal is to offer investors an overall portfolio that is growth-oriented but reasonably valued, we are able to own these higher growth tech names and balance them out with companies, such as Tyco and General Electric, that offer low relative valuations.

Q:  TO WHAT DO YOU ATTRIBUTE THE RECENT VOLATILITY IN THE MARKET?

KC: I think when you see the kind of huge appreciation that we've experienced in the past year, it only makes sense that the market would experience a correction. I welcomed this correction, because I felt it was needed. And it proved to be just the kind of correction that usually is best for the market--deep, hard, frightening and short. A lot of the excesses were shaken out of the stock market, which was healthy, and now the stock market appears to be resuming its ascent.

JS: I attribute the volatility to the shift from institutional investors dominating the stock market to individual investors, especially day traders, comprising the majority of stock market investors. This has resulted in a dramatic shortening of investors' time horizons as well as a dramatic increase in investors' expectations. In addition, individual investors are much more likely to adopt a herd mentality, resulting in mass exoduses from particular stocks and sectors.

DB: I agree with both Ken and John. Certainly the en masse addition of day traders and do-it-yourself investors to the stock market has changed the environment and contributed to recent volatility. However, I believe a correction was virtually inevitable after such a huge rise in the stock market over a relatively short period of time.


Q:  WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING MONTHS?

KC: I think the volatility is behind us, and the stock market should outperform in the second half of the year for several reasons. First of all, the Federal Reserve is almost finished tightening the money supply--if it hasn't already. And growth stocks have historically performed best in periods of economic deceleration with declining interest rates. In addition, we think the political backdrop is also positive for the stock market. Proposed tax cuts, such as the elimination of the estate tax, should stimulate the economy and the stock market. And, of course, corporate fundamentals remain very strong, which should augur well for equities.

JS: I don't think the volatility is necessarily behind us, and I think the stock market may turn in a lackluster performance in the coming months. I believe there is still a good chance that the domestic economy could plunge into a recession and take the stock market down with it. However, I'm confident that many value stocks have such low valuations that they can withstand a recession.

DB: I am optimistic about the stock market for the second half of the year. I agree with Ken that corporate fundamentals are strong and that the economic backdrop should be positive for equities. However, I believe that we still have the specter of rising inflation, as gas prices show no signs of dropping soon. I think that, in this environment, investors will become increasingly concerned about valuations and, while they will not abandon growth stocks, they will flock to those growth stocks that have reasonable prices.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. All holdings are as of 6/30/00. PIMCO Growth Fund held JDS Uniphase (4.11%), Cisco Systems (5.45%), EMC (7.92%) and Nokia (5.99%) in its portfolio. PIMCO Select Growth Fund held JDS Uniphase (5.30%), Cisco Systems (5.61%), EMC (6.80%), and Nokia (4.41%) in its portfolio. PIMCO Growth & Income (formerly the Mid-Cap Equity Fund) Fund held EMC (2.34%) in its portfolio. PIMCO Renaissance Fund held Ace Limited (5.44%) in its portfolio, as did PIMCO Value Fund (5.14% of its portfolio). PIMCO Capital Appreciation Fund held Corning (2.03%), Intel (1.88%), Cisco Systems (1.69%), Tyco (1.54%) and General Electric (2.43%) in its portfolio.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.
                                                                               5

FUND SPOTLIGHT

INTRODUCING TWO NEW ADDITIONS TO OUR PIMCO FAMILY OF STOCK FUNDS
PIMCO GLOBAL INNOVATION & SELECT GROWTH FUNDS


PIMCO GLOBAL INNOVATION FUND
Building on the strength of PIMCO Innovation Fund and its impressive short- and long-term performance, PIMCO has launched the Global Innovation Fund to capitalize on the exciting opportunities that exist in technology around the world. Like its forerunner, Global Innovation is a diversified technology fund that invests in a broad range of tech companies and non-tech innovators. International exposure adds an additional level of diversification to the mix.

UNTAPPED POTENTIAL OF GLOBAL TECHNOLOGY Because many countries are only now beginning to adopt new technologies, the growth potential is enormous. For example, only 7% of China's 1.2 billion population and 2% of India's 984 million people now have telephones. This represents a vast, untapped market for cell phones, the infrastructure for which is far cheaper to build than traditional phone lines. And that's just one industry within this dynamic sector.

PROVEN TECHNOLOGY EXPERTISE The Fund is managed by Dennis McKechnie, portfolio manager of PIMCO Innovation Fund. He brings a unique blend of tech and investment expertise to the job and is a frequent guest on CNN and CNBC. Co-manager Jiyoung Kim joined PIMCO last year as a senior research analyst on the Innovation Fund. She has a BS in biochemistry from Harvard and over six years of aggressive growth stock investment experience.

TOP TEN HOLDINGS
(as of 6/30/00)
56 holdings representing 24.3% of total portfolio
-----------------------------------------------------------------
Juniper Networks Inc. (JNPR)     3.3%
NETWORKING SYSTEMS
-------------------------------------
Nortel Networks Corp. (NT)       2.9%
TELECOM EQUIPMENT
-------------------------------------
Intel Corp. (INTC)               2.6%
SEMICONDUCTORS & RELATED
-------------------------------------
EMC Corp. (EMC)                  2.3%
COMPUTER STORAGE PRDCTS
-------------------------------------
Cisco Systems Inc. (CSCO)        2.3%
COMPUTER NETWORK PRDCTS
--------------------------------------
Redback Networks Inc. (RBAK)     2.2%
NETWORKING SYSTEMS
--------------------------------------
i2 Technologies Inc. (ITWO)      2.2%
B-TO-b SOFTWARE
--------------------------------------
BEA Systems Inc. (BEAS)          2.2%
E-COMMERCE SOFTWARE
--------------------------------------
Dell Computer Corp. (DELL)       2.2%
COMPUTERS & PERIPHERALS
-------------------------------------
Veritas Software Corp. (VRTS)    2.1%
STORAGE MGMT. SOFTWARE
---------------------------------------

[PHOTO]
DENNIS MCKECHNIE, CFA
Co-Manager,
PIMCO Global
Innovation Fund

[PHOTO]
JIYOUNG KIM, CFA
Co-Manager,
PIMCO Global Innovation Fund

[PHOTO]
KEN CORBA, CFA
Portfolio Manager,
PIMCO Select
Growth Fund

PIMCO SELECT GROWTH FUND
Ken Corba guided PIMCO Growth Fund to exceptional performance in 1999, nearly doubling the return of the S&P 500. Which holdings were key to such impressive results? The answer to that question essentially makes up the list of holdings in the new PIMCO Select Growth Fund--a focused portfolio of 15 to 25 growth stocks.

TODAY'S LEADING WEALTH-CREATORS The Fund invests in market leaders--large-cap companies Mr. Corba believes will create wealth for investors, now and for years to come. These are companies with household names like Johnson & Johnson and Citigroup, as well as emerging tech power-houses like JDS Uniphase. Together, they make up a portfolio geared for long-term capital appreciation.

AN ACCOMPLISHED FUND MANAGER Ken Corba, PIMCO's leading growth expert, brings over 15 years of experience to the job. In pursuit of the world's greatest businesses, Mr. Corba follows a proven buy-and-sell process, analyzing each company on its own merits and concentrating on what he considers the best opportunities.

A CORE PORTFOLIO HOLDING Large-cap growth companies offer the kind of stability and capital appreciation potential that form the foundation of a solid investment portfolio. A concentrated list of such companies offers you the opportunity to capitalize on the potential rewards of owning a small number of high-quality companies. That, combined with a low turnover rate, makes the Fund an attractive core holding for almost any investment portfolio.

For more information, talk to your financial advisor, or call PIMCO at 1-800-426-0107.

SELECT GROWTH HOLDINGS (as of 6/30/00)
--------------------------------------
Corning (GLW)                    8.0%
FIBER OPTIC TELECOM EQUIPMENT
--------------------------------------
Genentech Inc. (DNA)             7.6%
BIOTECHNOLOGY
--------------------------------------
American International Group (AIG)6.9%
INSURANCE/FINANCIAL SERVICES
--------------------------------------
EMC Corp. (EMC)                  6.8%
COMPUTER STORAGE PRODUCTS
--------------------------------------
Nortel Networks Corp. (NT)       6.0%
TELECOMMUNICATIONS EQUIPMENT
--------------------------------------
Johnson & Johnson (JNJ)          6.0%
PHARMACEUTICALS
--------------------------------------
Cisco Systems Inc. (CSCO)        5.6%
NETWORKING SYSTEMS
--------------------------------------
Comverse Technology (CMVT)       5.5%
TELECOMMUNICATIONS EQUIPMENT
--------------------------------------
Sun Microsystems Inc. (SUNW)     5.4%
NETWORKING EQUIPMENT
---------------------------------------
Citigroup Inc. (C)               5.3%
FINANCIAL SERVICES
---------------------------------------
JDS Uniphase Corp. (JDSU)        5.3%
FIBER OPTIC TELECOM EQUIPMENT
---------------------------------------
Wal-Mart Stores Inc. (WMT)       5.1%
DISCOUNT RETAILER
---------------------------------------
Morgan Stanley Dean Witter (MWD) 4.9%
FINANCIAL SERVICES
---------------------------------------
Nokia Corp. (NOK)                4.4%
WIRELESS COMMUNICATIONS EQUIPMENT
---------------------------------------
Texas Instruments Inc. (TXN)     4.1%
SEMICONDUCTORS, ELECTRONIC EQUIPMENT
---------------------------------------
Enron Corp. (ENE)                3.8%
ENERGY
---------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Please see pages 15 and 22 for more detailed information about the Funds' performance and more complete disclosure. All holdings are subject to change.

TECH
UPDATE

THE TECHNOLOGY SECTOR STAGES A RECOVERY

A REGULAR TECHNOLOGY SECTOR REVIEW AND OUTLOOK FROM DENNIS MCKECHNIE, MANAGER OF PIMCO INNOVATION AND GLOBAL INNOVATION FUNDS. WITH A DEGREE IN ELECTRICAL ENGINEERING AND AN MBA FROM THE COLUMBIA BUSINESS SCHOOL, MR. MCKECHNIE IS EQUALLY AT HOME IN BOTH THE INVESTMENT AND HIGH TECH WORLDS AND IS MUCH SOUGHT-AFTER AS A TECHNOLOGY COMMENTATOR BY THE FINANCIAL MEDIA.

[GRAPHICS]

The technology sector peaked on March 10, with the NASDAQ Composite Index well above 5000, and then proceeded to tumble for the next two months. A variety of factors that were relatively short-term in nature contributed to this drop, including rising interest rates and stock selling to pay April tax bills. Then, during the pullback, many investors were forced to sell stock in order to meet margin calls, which exacerbated the sell-off. Despite pundits' concerns that the correction would be long term, we started to see a significant fundamentals-driven recovery in late May.

DON'T MISS A MONTH OF INNOVATION!
Have Dennis McKechnie's monthly tech newsletter delivered to your desktop. To find out how, see the box at right.

Technology stocks turned in a strong performance in June, solidifying and building on the recovery made in May. In the third month within a fiscal quarter, there are not a lot of public announcements made by companies, except for early confessions of missed profits. This absence of news flow always makes month three of a quarter a quietly tenuous period. However, June proved to be positive for the tech sector because it had the backdrop of an improving economic picture, as the data and commentary suggest that the odds of a well-engineered economic deceleration without contraction are increasing.

In the second quarter, we noticed that stocks with varying risk profiles behaved differently. During the market rout, large, well-known stocks with strong, stable, dependable growth, withstood the turbulence slightly better than aggressive, smaller-cap stocks with rapid growth. In late May, when the recovery began, these larger companies experienced more of a bounce back. However, we were encouraged to see that, in June, the smaller-cap tech stocks received a stronger lift. In other words, the move off the bottom broadened. In true capitalist form, as investors became comfortable that the marginally better news on the economic front compensated for the additional risk, they increased their exposure to more aggressive, smaller-cap issues.

Cell phone stocks and semiconductors were strong performers during the quarter. These stocks weathered the March-May sell-off the best, in some cases pushing to new highs. However, neither industry received much of a boost in June, as investors took profits and migrated to "fresher" situations. And economic data indicating that the long-awaited economic deceleration has become a reality has caused many investors to view these industries' strong performance in the fourth and first quarters as a peak. In addition, both industries suffer from supply and demand questions as capacity continues to be added.

We are pleased to see the broadening of the tech sector, as tech stocks of all ages and sizes are participating in the recovery. The external factors which had bogged down tech stocks from March to May appear to have dissipated somewhat, and tech could resume its outperformance, as it flaunts growth rates that are 5-10 times higher than the broad economy. These periods of recognition of fundamental strength are our favorite periods, and the greatest endorsement for hands-on tech stock management.

Our outlook for the technology sector for the second half of the year remains very positive. While we expect the summer doldrums to take hold of the market in July and early August, we expect a number of buying catalysts will push the sector higher as we move into the fourth quarter. In addition, we anticipate a favorable economic backdrop, with the economy decelerating slowly, which should bode well for tech stocks in the coming six months.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The NASDAQ Composite Index is an unmanaged index and it is not possible to invest directly in an unmanaged index. Small company stocks generally entail greater risk than larger company stocks, including higher volatility. The views expressed in this article are the current opinions of the manager and do not represent the past or future performance of any PIMCO Fund.

SERVICE
UPDATE

INTRODUCING THE NEW PIMCO FUNDS WEB SITE AT www.pimcofunds.com

As part of our ongoing commitment to provide you with products and services that meet the highest standard, we're pleased to introduce our revamped PIMCO Funds Web site. You'll still find us at the same address--www.pimcofunds.com--but you'll notice a new, more user-friendly look and feel.

[GRAPHICS]

You'll find all the content you've come to rely on at www.pimcofunds.com... and more.

The site has been redesigned to make navigation easier, with intuitive labeling and graphics that load more quickly. You'll now find it faster to locate exactly the information you're after.

ENHANCED FUND INFORMATION
Getting the facts you need about any PIMCO Fund is faster and easier than ever. Now, everything relating to a Fund is conveniently organized in one place:

- Performance--Class specific, in-depth performance data, including daily price and performance, month-end numbers and average annual returns.

- Fund Overviews--Highlighting the unique advantages each Fund offers.

- Statistics at a Glance--Including objective, primary portfolio and assets under management.

- Ratings/Rankings--Current Morningstar ratings and Lipper rankings.

- Portfolio Analysis--Breakdown of Fund holdings, updated monthly.

- Manager Commentary--Managers' investment insight and market analysis.

- Investment Process--Step-by-step explanations of each manager's investment strategy.

- Media Highlights--Articles and television clips featuring PIMCO Funds, managers and related topics.

- Literature--Categorized by Fund, to download or order by mail.


TECH INVESTORS TAKE NOTE!
The all-new PIMCO Funds Innovation Center is open for business at www.pimcofunds.com/innovationcenter. An invaluable resource designed for tech investors and those contemplating an investment in this complex, fast-moving sector. For details, turn to the back cover.


A UNIQUE BOND INVESTING RESOURCE
Look to the PIMCO Funds Bond Center for the latest information about bonds and bond investing and for analysis of the economy and the bond markets. It's all provided by PIMCO's renowned team of fixed-income experts, led by Bill Gross. Regular features include:

- Bill Gross's INVESTMENT OUTLOOK-- A monthly newsletter on economic and interest rate trends and their affect on the bond markets.

- Manager Commentary--Timely investment insight from PIMCO's bond fund managers.

- Sector Strategy White Papers-- In-depth examination of fund managers' investment strategies.

--------------------------------------------------------------------------------
IMPORTANT: ACCOUNT ACCESS SECURITY UPDATE

In order to enhance the already stringent security measures we employ at www.pimcofunds.com, as of September 1st you will be required to use a browser that supports 128-bit encryption to access your PIMCO Funds account.

This step is added insurance that your personal information remains secure and confidential. According to RSA Data Security, the leading name in Internet security, "it would take a hacker a trillion x a trillion years to break 128-bit encryption using current technology."

Most new browsers come in versions that support 128-bit encryption. Older browsers use 40-bit encryption, but you can upgrade simply and easily via the Internet. Here's how to get your free update:

For Microsoft Internet Explorer users, go to:
http://microsoft.com/downloads/default.asp

For Netscape Navigator/Communicator users, go to:
http://www.netscape.com/computing/download/index.html
--------------------------------------------------------------------------------

IN THE
NEWS

BLOOMBERG PROFILES PIMCO AND FINDS IT...

A FUND COMPANY ON THE RISE

Traditionally, leading mutual fund firms are recognized for strength in either the equity market or the bond market. It is relatively rare to find diversified success that includes both stocks and fixed income. However, in the April 2000 issue of BLOOMBERG PERSONAL FINANCE, PIMCO Funds was the topic of a lengthy feature article that detailed its achievements in the overall mutual fund marketplace.

In this article, entitled "PIMCO Rising," PIMCO's move into the ranks of the preeminent mutual fund firms is accredited to three main points: continual strength in fixed income, outstanding short- and long-term equity returns, and a successful business strategy that has enabled investors to choose from a

--------------------------------------------------------------------------------
"THE HOUSE THAT GROSS BUILT ISN'T JUST ABOUT BONDS ANYMORE. WITH $264 BILLION IN ASSETS AND A SLEW OF NEW EQUITY FUNDS, PIMCO IS GIVING FIDELITY AND JANUS A RUN FOR THEIR MONEY."
--------------------------------------------------------------------------------

family of diverse, style-specific products. "We believe PIMCO to be probably the premier mutual fund company in the world today," one financial advisor says in the article.

Bond manager Bill Gross is featured not only as a founder of PIMCO, but also for his fixed-income performance. "He has done very well through a variety of different types of bond markets without taking on a lot of risk," Sarah Bush of Morningstar said of Mr. Gross. Equity portfolio managers Dennis McKechnie and Ken Corba are also singled out for their outstanding performance and solid investment strategies. In particular, PIMCO Growth, Target and Innovation Funds were noted for their strength within their respective investment categories.

If you would like to receive a reprint of "PIMCO Rising" please call us at 1-800-426-0107.

==================================================================================================================
MORNINGSTAR INC., AN INDEPENDENT ORGANIZATION, PROVIDES INVESTORS WITH
INFORMATION REGARDING A WIDE RANGE OF INVESTMENT PRODUCTS. ONE SERVICE OFFERED
BY MORNINGSTAR IS ASSIGNING STAR RATINGS TO THE MUTUAL FUNDS IT TRACKS. FUNDS
BEGIN TO BE RATED ONCE THEY HAVE A THREE-YEAR RECORD. THE HIGHEST MORNINGSTAR
RATING IS FIVE STARS, AND THE LOWEST RATING IS ONE STAR. FOLLOWING ARE THE PIMCO
FUND FAMILY'S FIVE- AND FOUR-STAR RATED FUNDS AS OF JUNE 30, 2000.
   PIMCO STOCK FUNDS          OVERALL                        3 YEAR                5 YEAR                10 YEAR
------------------------------------------------------------------------------------------------------------------
   INNOVATION                 *****                          5                     5                     -
------------------------------------------------------------------------------------------------------------------
   TARGET                     *****                          5                     5                     -
------------------------------------------------------------------------------------------------------------------
   GROWTH                     ****                           4                     4                     4
------------------------------------------------------------------------------------------------------------------
   CAPITAL APPRECIATION       ****                           4                     4                     -
------------------------------------------------------------------------------------------------------------------
   SELECT GROWTH              ****                           4                     4                     -
------------------------------------------------------------------------------------------------------------------
   STOCKSPLUS                 ****                           4                     4                     -
------------------------------------------------------------------------------------------------------------------
   MID-CAP                    ****                           3                     4                     -

------------------------------------------------------------------------------------------------------------------
   PIMCO BOND FUNDS           OVERALL                        3 YEAR                5 YEAR                10 YEAR
------------------------------------------------------------------------------------------------------------------
   LOW DURATION               *****                          5                     5                     5
------------------------------------------------------------------------------------------------------------------
   SHORT-TERM                 *****                          5                     5                     5
------------------------------------------------------------------------------------------------------------------
   TOTAL RETURN               *****                          5                     4                     5
------------------------------------------------------------------------------------------------------------------
   FOREIGN BOND               *****                          5                     5                     -
------------------------------------------------------------------------------------------------------------------
   REAL RETURN                *****                          5                     -                     -
------------------------------------------------------------------------------------------------------------------
   HIGH YIELD                 ****                           3                     5                     -
==================================================================================================================

THE CHART ABOVE IS BASED ON JUNE 30, 2000 MORNINGSTAR RATINGS. OVERALL RATING IS A WEIGHTED AVERAGE OF A FUND'S 3-, 5- AND 10-YEAR RATINGS (WHEN APPLICABLE). DURING THE 3-, 5- AND 10-YEAR PERIODS THERE WERE 3,642, 2,328 AND 783 DOMESTIC EQUITY FUNDS AND 1,684, 1,287 AND 381 TAXABLE BOND FUNDS RATED, RESPECTIVELY.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. WITH THE EXCEPTION OF INNOVATION, TARGET, GROWTH AND REAL RETURN (BASED ON CLASS C SHARES) RATINGS ARE BASED ON INSTITUTIONAL CLASS SHARES. CLASS A, B AND C SHARES, WHICH WERE INITIALLY OFFERED ON 1/17/97, HAVE NOT YET BEEN RATED BY MORNINGSTAR. HAD CLASS A, B AND C SHARES BEEN IN EXISTENCE FOR THE SAME TIME PERIOD AS THE INSTITUTIONAL CLASS SHARES, THEY MAY HAVE RECEIVED DIFFERENT RATINGS DUE TO CLASS A, B AND C SHARES' HIGHER EXPENSE AND SALES CHARGES. Ratings for other share classes may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.


THE PIMCO FUNDS FAMILY

                    FUND NAME                OBJECTIVE                                        PRIMARY PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH              GROWTH                   Long-term growth of capital                Stocks of larger-capitalized companies
STOCK FUNDS         ---------------------------------------------------------------------------------------------------------------
                    SELECT GROWTH            Long-term growth of capital                Stocks of larger-capitalized companies
                    ---------------------------------------------------------------------------------------------------------------
                    TARGET                   Capital appreciation                       Stocks of medium-capitalized companies
                    ---------------------------------------------------------------------------------------------------------------
                    OPPORTUNITY              Capital appreciation                       Stocks of smaller-capitalized companies
-----------------------------------------------------------------------------------------------------------------------------------
BLEND               CAPITAL APPRECIATION     Growth of capital                          Stocks of larger-capitalized companies the
STOCK FUNDS                                                                             manager believes are reasonably valued
                    ---------------------------------------------------------------------------------------------------------------
                    MID-CAP                  Growth of capital                          Stocks of medium-capitalized companies the
                                                                                        manager believes are reasonably valued
-----------------------------------------------------------------------------------------------------------------------------------
VALUE               EQUITY INCOME            Current income and long-term growth        Stocks of companies with below-average P/Es
STOCK FUNDS                                                                             and above-average dividends
                    ---------------------------------------------------------------------------------------------------------------
                    RENAISSANCE              Long-term growth of capital and income     Stocks with below-average valuations
                    ---------------------------------------------------------------------------------------------------------------
                    VALUE                    Long-term growth of capital and income     Stocks of larger-capitalized companies with
                                                                                        below-average P/Es
                    ---------------------------------------------------------------------------------------------------------------
                    SMALL-CAP VALUE          Long-term growth of capital and income     Stocks of smaller-capitalized companies
                                                                                        with below-average P/Es
-----------------------------------------------------------------------------------------------------------------------------------
ENHANCED INDEX      TAX-EFFICIENT EQUITY     Maximum after-tax growth of capital        Stocks of larger-capitalized companies
STOCK FUNDS         ---------------------------------------------------------------------------------------------------------------
                    STOCKSPLUS               Total return exceeding the                 S&P 500 stock index futures backed by a
                                             S&P 500 Index                              portfolio of short-term, fixed-income
                                                                                        securities
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL       INTERNATIONAL            Capital appreciation                       Stocks of non-U.S. companies in developed
STOCK FUNDS                                                                             and emerging markets
-----------------------------------------------------------------------------------------------------------------------------------
SECTOR RELATED      INNOVATION               Capital appreciation                       Stocks of technology-related companies
STOCK FUNDS         ---------------------------------------------------------------------------------------------------------------
                    GLOBAL INNOVATION        Capital appreciation                       Stocks of U.S. and non-U.S. technology
                                                                                        related companies
-----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION      MONEY MARKET             Maximum current income, consistent         Money market securities (= 90 days)
BOND FUNDS                                   with preservation of capital and
                                             daily liquidity
                    ---------------------------------------------------------------------------------------------------------------
                    SHORT-TERM               Maximum current income consistent          Money market securities and short-term
                                             with preservation of capital and           bonds (up to 1 year duration)
                                             daily liquidity
                    ---------------------------------------------------------------------------------------------------------------
                    LOW DURATION             Maximum total return                       Short maturity fixed income securities
                                                                                        (1-3 year duration)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE        TOTAL RETURN             Maximum total return                       Intermediate maturity fixed income
DURATION BOND FUNDS                                                                     securities (3-6 year duration)
                    ---------------------------------------------------------------------------------------------------------------
                    TOTAL RETURN MORTGAGE    Maximum total return                       Intermediate maturity mortgage-related
                                                                                        fixed income securities (2-6 year duration)
-----------------------------------------------------------------------------------------------------------------------------------
LONG DURATION       LONG-TERM U.S.           Maximum total return                       Long-term maturity fixed income securities
BOND FUNDS          GOVERNMENT                                                          (8+ year duration)
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL       GLOBAL BOND II           Maximum total return                       U.S. and hedged non-U.S. intermediate
BOND FUNDS                                                                              maturity fixed income securities
                                                                                        (3-7 year duration)
                    ---------------------------------------------------------------------------------------------------------------
                    FOREIGN BOND             Maximum total return                       Intermediate maturity hedged non-U.S. fixed
                                                                                        income securities (3-7 year duration)
                    ---------------------------------------------------------------------------------------------------------------
                    EMERGING MARKETS BOND    Maximum total return                       Emerging market fixed income securities
                                                                                        (0-8 year duration)
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND     HIGH YIELD               Maximum total return                       Higher yielding fixed income securities
FUND                                                                                    (2-6 year duration)
-----------------------------------------------------------------------------------------------------------------------------------
INFLATION-INDEXED   REAL RETURN BOND         Maximum real return                        Inflation-indexed fixed income securities
BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE         CONVERTIBLE              Maximum total return                       Convertible securities
BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT          MUNICIPAL BOND           High current income exempt from            Intermediate to long-term maturity
BOND FUNDS                                   federal taxes, preservation of             municipal securities, federal
                                             capital                                    income tax (3-10 year duration)
                    ---------------------------------------------------------------------------------------------------------------
                    CALIFORNIA               High current income exempt from federal    Intermediate to long-term maturity
                    MUNICIPAL BOND           and California income tax                  municipal securities (3-12 year duration)
                    ---------------------------------------------------------------------------------------------------------------
                    CALIFORNIA INTERMEDIATE  High current income exempt from federal    Intermediate maturity municipal securities
                    MUNICIPAL BOND           and California income tax                  (3-7 year duration)
                    ---------------------------------------------------------------------------------------------------------------
                    NEW YORK                 High current income exempt from            Intermediate to long-term maturity
                    MUNICIPAL BOND           federal and New York income tax            municipal securities (3-12 year duration)
-----------------------------------------------------------------------------------------------------------------------------------
STOCK AND BOND      STRATEGIC BALANCED       Maximum total return                       Intermediate maturity fixed-income
FUNDS                                                                                   securities and S&P 500 stock index
                                                                                        derivatives (0-6 years duration)
                    ---------------------------------------------------------------------------------------------------------------
                    90/10 PORTFOLIO          Long-term capital appreciation             90% in PIMCOStock Funds and 10% in
                                                                                        PIMCO Bond Funds
                    ---------------------------------------------------------------------------------------------------------------
                    60/40 PORTFOLIO          Long-term capital appreciation             60% in PIMCOStock Funds and 40% in
                                             and current income                         PIMCO Bond Funds
                    ---------------------------------------------------------------------------------------------------------------
                    30/70 PORTFOLIO          Current income, with long-term capital     30% in PIMCOStock Funds and 70% in
                                             appreciation as a secondary objective      PIMCO Bond Funds

                    For more information on the risks associated with these Funds, see page 27.

MULTI-MANAGER
SERIES

PIMCO FUNDS ANNUAL REPORT

Dear Shareholder:

The first half of 2000 could serve as a textbook illustration of stock market volatility. After reaching record highs in the first quarter, both the Dow Jones and the tech-focused NASDAQ swooned and then stumbled through the second quarter, before starting to recover lost ground as the quarter ended. And in the bond market things were almost as bumpy.

This unprecedented volatility has presented a challenge for many investors, some of whom may have lost sight of the stock market's inherent risks, especially in the context of the longest bull market in history. In times like these that try investors' souls--and patience--it's more important than ever to remember a few time-honored principles...

Maintain a diversified investment portfolio. Have a healthy respect for risk. Keep your focus on the long term. Or as Bill Gross--PIMCO's oft-quoted bond chief--has said, "Set your sights on a horizon and sail until you get there."

Those who can stick with these precepts will be able to ride out short-term market gyrations and ultimately reach their investment goals. And at PIMCO, we're committed to providing investors with the kind of high quality investment vehicles that can help them get there.

How have our Funds fared during these volatile times? Well, I'm pleased to report that they have weathered the storms well, overcoming the extreme market fluctuations to report strong relative performance over the last six months. You see, our Fund Managers keep their sights firmly planted on the horizon too.

I encourage you to review the fund information and commentary on the following pages carefully. And once again, I'd like to thank you for the trust you've placed in us. If you have any questions regarding your investment, contact your financial advisor, or call us at 1-800-426-0107. Or you can visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
July 31, 2000

--------------------------------------------------------------------------------
OF INTEREST On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed-income investment efforts of Allianz AG. Key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately $650 billion, including more than 300 mutual funds for retail and institutional clients around the world.
--------------------------------------------------------------------------------

PIMCO FUNDS FINANCIAL INFORMATION

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 2000. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 13-26 FUND SUMMARIES*

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 28-47 SCHEDULE OF INVESTMENTS*

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of June 30, 2000, including the number of shares or principal amount and value as of that date.

                                                                                   SCHEDULE OF
FUND NAME                                    FUND SUMMARY                          INVESTMENTS
Capital Appreciation Fund                    Page 13                               Page 28
Equity Income Fund                           Page 14                               Page 29
Global Innovation                            Page 15                               Page 30
Growth Fund                                  Page 16                               Page 31
Innovation Fund                              Page 17                               Page 32
International Fund                           Page 18                               Page 33
Mid-Cap Fund                                 Page 19                               Page 36
Opportunity Fund                             Page 20                               Page 37
Renaissance Fund                             Page 21                               Page 39
Select Growth                                Page 22                               Page 40
Small-Cap Value Fund                         Page 23                               Page 41
Target Fund                                  Page 24                               Page 43
Tax-Efficient Equity Fund                    Page 25                               Page 44
Value Fund                                   Page 26                               Page 47

Pages 48-55 FINANCIAL HIGHLIGHTS
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 56-57 STATEMENTS OF ASSETS AND LIABILITIES
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 58-59 STATEMENTS OF OPERATIONS
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, as well as appreciation or depreciation from portfolio holdings.

Pages 60-63 STATEMENTS OF CHANGES IN NET ASSETS
This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 64-69 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Fund, and more detailed information about the schedules and tables that appear in the report.

*The Fund Summaries and Schedule of Investments for many Funds include a summary of the Fund's allocation of investments to certain "Related Industries,"such as "Technology," "Communication," "Financial & Business Services," and "Health Care." These Related Industries represent broad groupings of loosely-associated industries and sectors developed by PIMCO Advisors for informational purposes, and are not intended to show a Fund's investment allocation to (or concentration in) a particular industry. (Individual industries are normally classified for these purposes by reference to Standard Industrial Classification (SIC) codes developed by the U.S. Office of Management and Budget.) Funds that invest a substantial portion of their assets in Related Industries (such as "Technology") may be subject to greater levels of risk and volatility because companies in Related Industries are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political and other developments.

PIMCO CAPITAL APPRECIATION FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of at least $1
billion that have improving
fundamentals and whose stock
is reasonably valued by
the market

FUND INCEPTION DATE
3/8/91

TOTAL NET ASSETS
$793.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
94 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN      For periods ended 6/30/00

             A SHARES               B SHARES          C SHARES              Lipper Multi-
                                                                   S&P 500    Cap. Core
                       Adjusted              Adjusted   Adjusted    Index     Fund Avg.
------------------------------------------------------------------------------------------
1 YEAR       22.73%     15.98%     21.79%     16.79%     20.85%      7.25%     11.54%
3 YEARS      21.41%     19.14%     20.52%     19.82%     20.52%     19.67%     16.27%
5 YEARS      23.84%     22.45%     22.94%     22.76%     22.94%     23.80%     19.33%
INCEPTION    19.43%     18.71%     18.76%     18.76%     18.56%        --         --

CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                      PIMCO Capital             PIMCO Capital            PIMCO Capital             S&P 500 Index
                                      Appreciation A           Appreciation B            Appreciation C
                                     ================         ================          ================          ================
          03/31/1991                      9,450                    10,000                    10,000                    10,000
          04/30/1991                      9,172                     9,699                     9,699                    10,024
          05/31/1991                      9,622                    10,169                    10,169                    10,457
          06/30/1991                      9,101                     9,612                     9,612                     9,978
          07/31/1991                      9,749                    10,290                    10,290                    10,443
          08/31/1991                     10,051                    10,603                    10,603                    10,691
          09/30/1991                      9,909                    10,447                    10,447                    10,512
          10/31/1991                     10,245                    10,794                    10,794                    10,653
          11/30/1991                      9,944                    10,471                    10,471                    10,224
          12/31/1991                     11,323                    11,915                    11,915                    11,393
          01/31/1992                     11,211                    11,790                    11,790                    11,181
          02/29/1992                     11,328                    11,907                    11,907                    11,327
          03/31/1992                     10,952                    11,504                    11,504                    11,106
          04/30/1992                     10,925                    11,468                    11,468                    11,432
          05/31/1992                     10,968                    11,506                    11,506                    11,488
          06/30/1992                     10,619                    11,133                    11,133                    11,317
          07/31/1992                     10,925                    11,446                    11,446                    11,780
          08/31/1992                     10,650                    11,151                    11,151                    11,539
          09/30/1992                     10,927                    11,434                    11,434                    11,674
          10/31/1992                     11,304                    11,822                    11,822                    11,714
          11/30/1992                     11,962                    12,503                    12,503                    12,113
          12/31/1992                     12,124                    12,664                    12,664                    12,262
          01/31/1993                     12,532                    13,082                    13,082                    12,364
          02/28/1993                     12,378                    12,913                    12,913                    12,533
          03/31/1993                     12,946                    13,498                    13,498                    12,797
          04/30/1993                     12,624                    13,155                    13,155                    12,488
          05/31/1993                     13,193                    13,739                    13,739                    12,822
          06/30/1993                     13,400                    13,945                    13,945                    12,860
          07/31/1993                     13,206                    13,735                    13,735                    12,808
          08/31/1993                     13,684                    14,224                    14,224                    13,294
          09/30/1993                     14,082                    14,629                    14,629                    13,192
          10/31/1993                     14,113                    14,651                    14,651                    13,465
          11/30/1993                     13,826                    14,344                    14,344                    13,337
          12/31/1993                     14,215                    14,738                    14,738                    13,498
          01/31/1994                     14,711                    15,243                    15,243                    13,957
          02/28/1994                     14,507                    15,023                    15,023                    13,578
          03/31/1994                     13,778                    14,259                    14,259                    12,986
          04/30/1994                     13,826                    14,300                    14,300                    13,152
          05/31/1994                     13,811                    14,275                    14,275                    13,368
          06/30/1994                     13,418                    13,860                    13,860                    13,041
          07/31/1994                     13,741                    14,185                    14,185                    13,469
          08/31/1994                     14,147                    14,595                    14,595                    14,021
          09/30/1994                     13,764                    14,190                    14,190                    13,678
          10/31/1994                     14,075                    14,503                    14,503                    13,986
          11/30/1994                     13,427                    13,826                    13,826                    13,476
          12/31/1994                     13,555                    13,949                    13,949                    13,676
          01/31/1995                     13,543                    13,926                    13,926                    14,031
          02/28/1995                     14,215                    14,610                    14,610                    14,578
          03/31/1995                     14,834                    15,237                    15,237                    15,008
          04/30/1995                     15,339                    15,747                    15,747                    15,450
          05/31/1995                     15,896                    16,308                    16,308                    16,067
          06/30/1995                     16,579                    16,999                    16,999                    16,440
          07/31/1995                     17,494                    17,926                    17,926                    16,986
          08/31/1995                     17,658                    18,083                    18,083                    17,028
          09/30/1995                     18,353                    18,783                    18,783                    17,747
          10/31/1995                     18,003                    18,414                    18,414                    17,683
          11/30/1995                     18,550                    18,962                    18,962                    18,460
          12/31/1995                     18,518                    18,917                    18,917                    18,815
          01/31/1996                     19,135                    19,535                    19,535                    19,456
          02/29/1996                     19,854                    20,257                    20,257                    19,636
          03/31/1996                     19,885                    20,276                    20,276                    19,825
          04/30/1996                     20,128                    20,512                    20,512                    20,117
          05/31/1996                     20,632                    21,012                    21,012                    20,636
          06/30/1996                     20,587                    20,953                    20,953                    20,715
          07/31/1996                     19,545                    19,879                    19,879                    19,800
          08/31/1996                     20,379                    20,716                    20,716                    20,217
          09/30/1996                     21,623                    21,967                    21,967                    21,355
          10/31/1996                     22,161                    22,499                    22,499                    21,944
          11/30/1996                     23,767                    24,116                    24,116                    23,603
          12/31/1996                     23,387                    23,715                    23,715                    23,135
          01/31/1997                     24,752                    25,086                    25,086                    24,581
          02/28/1997                     24,484                    24,815                    24,802                    24,773
          03/31/1997                     23,592                    23,884                    23,884                    23,756
          04/30/1997                     24,331                    24,621                    24,621                    25,174
          05/31/1997                     25,874                    26,172                    26,172                    26,706
          06/30/1997                     26,983                    27,270                    27,270                    27,903
          07/31/1997                     29,891                    30,178                    30,178                    30,123
          08/31/1997                     28,756                    29,015                    29,015                    28,436
          09/30/1997                     30,490                    30,760                    30,760                    29,993
          10/31/1997                     29,930                    30,165                    30,165                    28,991
          11/30/1997                     30,682                    30,902                    30,902                    30,333
          12/31/1997                     31,275                    31,489                    31,482                    30,854
          01/31/1998                     30,780                    30,960                    30,968                    31,195
          02/28/1998                     33,033                    33,214                    33,205                    33,445
          03/31/1998                     34,860                    35,023                    35,027                    35,158
          04/30/1998                     34,873                    35,037                    35,013                    35,511
          05/31/1998                     34,269                    34,430                    34,401                    34,901
          06/30/1998                     35,725                    35,893                    35,833                    36,319
          07/31/1998                     34,696                    34,859                    34,776                    35,932
          08/31/1998                     29,023                    29,160                    29,076                    30,737
          09/30/1998                     30,643                    30,787                    30,675                    32,706
          10/31/1998                     32,043                    32,194                    32,049                    35,366
          11/30/1998                     34,104                    34,264                    34,107                    37,510
          12/31/1998                     36,648                    36,820                    36,617                    39,671
          01/31/1999                     37,828                    38,006                    37,778                    41,330
          02/28/1999                     36,307                    36,478                    36,244                    40,045
          03/31/1999                     37,179                    37,353                    37,078                    41,648
          04/30/1999                     38,450                    38,631                    38,327                    43,261
          05/31/1999                     37,120                    37,294                    36,971                    42,239
          06/30/1999                     39,351                    39,535                    39,174                    44,584
          07/31/1999                     37,887                    38,065                    37,701                    43,192
          08/31/1999                     37,133                    37,307                    36,928                    42,977
          09/30/1999                     36,186                    36,356                    35,976                    41,800
          10/31/1999                     38,712                    38,893                    38,447                    44,445
          11/30/1999                     40,558                    40,749                    40,266                    45,349
          12/31/1999                     44,776                    44,987                    44,421                    48,020
          01/31/2000                     43,540                    43,745                    43,173                    45,608
          02/29/2000                     46,980                    47,201                    46,562                    44,744
          03/31/2000                     49,221                    49,452                    48,755                    49,121
          04/30/2000                     47,050                    47,271                    46,580                    47,643
          05/31/2000                     46,368                    46,586                    45,854                    46,665
          06/30/2000                     48,288                    48,515                    47,738                    47,816

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                        % of Total Investments
--------------------------------------------------------------------------------
GENERAL ELECTRIC CO.                    2.4%
Capital Goods
--------------------------------------------------------------------------------
EXXON MOBIL CORP.                       2.1%
Energy
--------------------------------------------------------------------------------
CORNING, INC.                           2.0%
Technology
--------------------------------------------------------------------------------
PFIZER, INC.                            2.0%
Health Care
--------------------------------------------------------------------------------
INTEL CORP.                             1.9%
Technology
--------------------------------------------------------------------------------
NORTEL NETWORKS CORP.                   1.7%
Technology
--------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                     1.7%
Technology
--------------------------------------------------------------------------------
VIACOM, INC. `B'                        1.7%
Consumer Services
--------------------------------------------------------------------------------
SDL, INC.                               1.7%
Technology
--------------------------------------------------------------------------------
CIENA CORP.                             1.7%
Technology
--------------------------------------------------------------------------------
TOP TEN TOTAL                           18.9%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                             % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                             28.9%
--------------------------------------------------------------------------------
ENERGY                                 17.0%
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES          10.5%
--------------------------------------------------------------------------------
HEALTH CARE                            10.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                 7.1%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                           92.9%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                        7.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund posted strong returns for the twelve months ended June 30, 2000. The Fund's A shares returned 22.73% during this period, outpacing the S&P 500 Index return of 7.25%, as well as its Lipper Average return of 11.54% for the same period.

   The technology sector greatly contributed to the Fund's performance. These stocks dominated the market in the past year, due to an increase in corporate spending as companies realized technology's ability to boost profit margins. Tech proved extremely attractive to investors because it offered the greatest earnings growth potential of any sector. Many areas of technology benefited from this surge in investment. For instance, Intel, a leading maker of chips for PCs, posted returns of more than 100% over the past year. The company benefited from a continuation of the global economic recovery, which fueled demand for semiconductors, as well as greater pricing power for the entire industry.

   Another positive contributor to the Fund's performance was Cisco Systems, the networking giant. Cisco is one of the greatest beneficiaries of the Internet explosion, and as companies rush to participate in Web commerce, strong demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of networking solutions, Cisco remains the market leader in this industry.

   The Fund's exposure to the energy sector also boosted its performance this year. The Fund's second largest holding, Exxon Mobil, posted strong returns. The company benefited from significantly higher prices for oil and gas. It announced in May that it had completed the sale of it's California refinery and fuels terminal and the assignment of California supply arrangements to Valero Energy Corporation. This sale, coupled with the high demand for oil, helped Exxon's stock price appreciate over the past year.

   One disappointment for the Fund this year was the retail industry. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

   Looking ahead, the manager is optimistic that the Fund is positioned to continue its strong performance. The manager is confident that, in a rising interest rate environment, investors will place more emphasis on valuations. In such a climate, the manager's philosophy of purchasing growing but reasonably priced stocks should bode well for the Fund.

PIMCO EQUITY INCOME FUND

June 30, 2000

OBJECTIVE
Current income as a primary
objective and long-term growth
of capital as a secondary
objective

PORTFOLIO
Income-producing common stocks
of companies with market
capitalizations of more
than $2 billion

FUND INCEPTION DATE
3/8/91

TOTAL NET ASSETS
$69.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
40 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors
(as of 5/8/00)


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

            A SHARES               B SHARES             C SHARES              Lipper
                                                                    S&P 500   Equity Inc.
                       Adjusted              Adjusted   Adjusted    Index     Fund Avg.
------------------------------------------------------------------------------------------
1 YEAR      -13.17%     -17.95%    -13.79%    -17.15%    -14.45%      7.25%      -6.71%
3 YEARS       5.76%       3.78%      4.97%      4.35%      4.96%     19.67%       7.07%
5 YEARS      13.34%      12.07%     12.51%     12.31%     12.50%     23.80%      13.58%
INCEPTION    12.83%      12.15%     12.20%     12.20%     12.00%     --          --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                    PIMCO Equity Income       PIMCO Equity Income       PIMCO Equity Income             S&P 500
                                             A                         B                         C                       Index
                                      ================          ================          ================          ================
             03/31/1991                     9,450                    10,000                    10,000                    10,000
             04/30/1991                     9,512                    10,060                    10,060                    10,024
             05/31/1991                    10,048                    10,619                    10,619                    10,457
             06/30/1991                     9,695                    10,240                    10,240                     9,978
             07/31/1991                    10,234                    10,803                    10,803                    10,443
             08/31/1991                    10,383                    10,954                    10,954                    10,691
             09/30/1991                    10,437                    11,004                    11,004                    10,512
             10/31/1991                    10,507                    11,070                    11,070                    10,653
             11/30/1991                    10,084                    10,618                    10,618                    10,224
             12/31/1991                    10,968                    11,543                    11,543                    11,393
             01/31/1992                    11,237                    11,818                    11,818                    11,181
             02/29/1992                    11,519                    12,107                    12,107                    11,327
             03/31/1992                    11,328                    11,899                    11,899                    11,106
             04/30/1992                    11,528                    12,102                    12,102                    11,432
             05/31/1992                    11,544                    12,111                    12,111                    11,488
             06/30/1992                    11,550                    12,110                    12,110                    11,317
             07/31/1992                    12,063                    12,640                    12,640                    11,780
             08/31/1992                    11,709                    12,261                    12,261                    11,539
             09/30/1992                    11,805                    12,354                    12,354                    11,674
             10/31/1992                    11,817                    12,358                    12,358                    11,714
             11/30/1992                    12,170                    12,720                    12,720                    12,113
             12/31/1992                    12,536                    13,095                    13,095                    12,262
             01/31/1993                    12,596                    13,149                    13,149                    12,364
             02/28/1993                    12,854                    13,411                    13,411                    12,533
             03/31/1993                    13,144                    13,705                    13,705                    12,797
             04/30/1993                    12,883                    13,424                    13,424                    12,488
             05/31/1993                    12,977                    13,514                    13,514                    12,822
             06/30/1993                    13,204                    13,741                    13,741                    12,860
             07/31/1993                    13,178                    13,706                    13,706                    12,808
             08/31/1993                    13,638                    14,176                    14,176                    13,294
             09/30/1993                    13,623                    14,151                    14,151                    13,192
             10/31/1993                    13,728                    14,252                    14,252                    13,465
             11/30/1993                    13,586                    14,095                    14,095                    13,337
             12/31/1993                    13,543                    14,042                    14,042                    13,498
             01/31/1994                    13,989                    14,495                    14,495                    13,957
             02/28/1994                    13,682                    14,169                    14,169                    13,578
             03/31/1994                    13,132                    13,590                    13,590                    12,986
             04/30/1994                    13,231                    13,684                    13,684                    13,152
             05/31/1994                    13,308                    13,755                    13,755                    13,368
             06/30/1994                    13,117                    13,548                    13,548                    13,041
             07/31/1994                    13,544                    13,982                    13,982                    13,469
             08/31/1994                    14,095                    14,541                    14,541                    14,021
             09/30/1994                    13,830                    14,259                    14,259                    13,678
             10/31/1994                    13,990                    14,415                    14,415                    13,986
             11/30/1994                    13,235                    13,628                    13,628                    13,476
             12/31/1994                    13,273                    13,658                    13,658                    13,676
             01/31/1995                    13,701                    14,090                    14,090                    14,031
             02/28/1995                    14,143                    14,537                    14,537                    14,578
             03/31/1995                    14,547                    14,942                    14,942                    15,008
             04/30/1995                    14,920                    15,316                    15,316                    15,450
             05/31/1995                    15,464                    15,866                    15,866                    16,067
             06/30/1995                    15,509                    15,902                    15,902                    16,440
             07/31/1995                    16,047                    16,444                    16,444                    16,986
             08/31/1995                    16,268                    16,660                    16,660                    17,028
             09/30/1995                    16,691                    17,083                    17,083                    17,747
             10/31/1995                    16,621                    17,000                    17,000                    17,683
             11/30/1995                    17,187                    17,568                    17,568                    18,460
             12/31/1995                    17,645                    18,025                    18,025                    18,815
             01/31/1996                    17,904                    18,278                    18,278                    19,456
             02/29/1996                    18,136                    18,504                    18,504                    19,636
             03/31/1996                    18,493                    18,857                    18,857                    19,825
             04/30/1996                    18,953                    19,314                    19,314                    20,117
             05/31/1996                    19,253                    19,607                    19,607                    20,636
             06/30/1996                    19,289                    19,631                    19,631                    20,715
             07/31/1996                    18,396                    18,709                    18,709                    19,800
             08/31/1996                    19,021                    19,333                    19,333                    20,217
             09/30/1996                    19,671                    19,981                    19,981                    21,355
             10/31/1996                    20,111                    20,416                    20,416                    21,944
             11/30/1996                    21,620                    21,935                    21,935                    23,603
             12/31/1996                    21,351                    21,648                    21,648                    23,135
             01/31/1997                    21,819                    22,115                    22,115                    24,581
             02/28/1997                    22,433                    22,722                    22,722                    24,773
             03/31/1997                    21,681                    21,951                    21,946                    23,756
             04/30/1997                    22,473                    22,721                    22,732                    25,174
             05/31/1997                    23,867                    24,117                    24,128                    26,706
             06/30/1997                    24,529                    24,791                    24,784                    27,903
             07/31/1997                    26,075                    26,339                    26,332                    30,123
             08/31/1997                    25,485                    25,710                    25,719                    28,436
             09/30/1997                    27,068                    27,286                    27,287                    29,993
             10/31/1997                    26,219                    26,428                    26,429                    28,991
             11/30/1997                    27,293                    27,497                    27,498                    30,333
             12/31/1997                    27,944                    28,126                    28,121                    30,854
             01/31/1998                    28,036                    28,219                    28,214                    31,195
             02/28/1998                    29,691                    29,853                    29,846                    33,445
             03/31/1998                    31,074                    31,212                    31,216                    35,158
             04/30/1998                    30,612                    30,749                    30,733                    35,511
             05/31/1998                    30,427                    30,563                    30,528                    34,901
             06/30/1998                    29,767                    29,900                    29,867                    36,319
             07/31/1998                    28,597                    28,725                    28,655                    35,932
             08/31/1998                    24,682                    24,792                    24,718                    30,737
             09/30/1998                    26,499                    26,617                    26,515                    32,706
             10/31/1998                    28,160                    28,286                    28,164                    35,366
             11/30/1998                    30,084                    30,218                    30,076                    37,510
             12/31/1998                    30,189                    30,324                    30,172                    39,671
             01/31/1999                    29,534                    29,666                    29,493                    41,330
             02/28/1999                    28,559                    28,687                    28,497                    40,045
             03/31/1999                    28,808                    28,936                    28,730                    41,648
             04/30/1999                    32,023                    32,166                    31,905                    43,261
             05/31/1999                    32,705                    32,851                    32,588                    42,239
             06/30/1999                    33,418                    33,567                    33,239                    44,584
             07/31/1999                    32,238                    32,382                    32,063                    43,192
             08/31/1999                    31,339                    31,478                    31,162                    42,977
             09/30/1999                    30,345                    30,481                    30,130                    41,800
             10/31/1999                    30,066                    30,200                    29,850                    44,445
             11/30/1999                    29,161                    29,291                    28,904                    45,349
             12/31/1999                    29,499                    29,631                    29,251                    48,020
             01/31/2000                    27,638                    27,761                    27,373                    45,608
             02/29/2000                    24,656                    24,766                    24,403                    44,744
             03/31/2000                    28,110                    28,235                    27,809                    49,121
             04/30/2000                    28,605                    28,732                    28,274                    47,643
             05/31/2000                    28,219                    28,344                    27,892                    46,665
             06/30/2000                    29,020                    29,149                    28,656                    47,816

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
EMC CORP.                             4.4%
Technology
--------------------------------------------------------------------------------
CALPINE CAPITAL TRUST II              3.7%
Utilities
--------------------------------------------------------------------------------
CITIGROUP, INC.                       3.5%
Financial & Business Services
--------------------------------------------------------------------------------
GENERAL MOTORS CORP. `H'              3.2%
Consumer Discretionary
--------------------------------------------------------------------------------
COX COMMUNICATIONS, INC.              3.1%
Communications
--------------------------------------------------------------------------------
UTILICORP UNITED                      3.1%
Energy
--------------------------------------------------------------------------------
TYCO INTERNATIONAL LTD.               3.1%
Capital Goods
--------------------------------------------------------------------------------
NEXTEL COMM.                          2.9%
(5.250% due 01/15/2010)
Technology
--------------------------------------------------------------------------------
JABIL CIRCUIT, INC.                   2.9%
Technology
--------------------------------------------------------------------------------
DUKE ENERGY CORP.                     2.8%
Utilities
--------------------------------------------------------------------------------
TOP TEN TOTAL                        32.7%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                           % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                           19.9%
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES        19.4%
--------------------------------------------------------------------------------
ENERGY                               17.0%
--------------------------------------------------------------------------------
HEALTH CARE                          11.1%
--------------------------------------------------------------------------------
COMMUNICATIONS                       10.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         97.1%
--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES             2.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 2000, PIMCO Equity Income Fund posted a return of -13.17% for Class A shares.

   With investors yearning for high earnings growth, the technology sector dominated the market dramatically this year to the exclusion of virtually all other sectors. Prior to its management change in May, the Fund had very little exposure to the tech sector, which hurt the Fund's performance. However, recent additions to the portfolio in this sector have helped boost performance. For instance, EMC, the leading provider of data storage solutions, benefited from increased corporate demand for computing storage due to greater data traffic and Internet use.

   The Fund's exposure to the energy sector contributed to its performance. Energy stocks benefited from significantly higher prices for oil and gas. Ultramar Diamond Shamrock, an independent petroleum refining company and one of the Fund's top ten holdings, reported strong results this year. This news, along with the ever-increasing demand for power generation, helped advance the stock's price significantly.

   The financial services sector also helped the Fund's performance, despite the rising interest rate environment. Morgan Stanley Dean Witter, the financial services giant, experienced strong earnings growth in the second half of the year, benefiting from an increase in equity underwriting and merger activity. The company also benefited from dynamic growth in its global business.

   One disappointment for the Fund was Fortune Brands, a holding company involved in a variety of businesses including home products, golf products, liquor and office products. As concern about rising interest rates and a slowing economy increased, investors shied away from retailers, and the company's performance suffered. Fortune Brands has since been removed from the portfolio.

   The manager's outlook for the Fund is optimistic. While the Fund's philosophy of investing in dividend-paying, reasonably valued securities remains intact, the Fund's increased exposure to technology issues could contribute positively to the Fund's performance going forward.

PIMCO GLOBAL INNOVATION FUND

June 30, 2000

OBJECTIVE
Capital
appreciation;
no consideration given to income

PORTFOLIO
Common stocks of
U.S. and non-U.S. technology-related
companies with market capitalizations
of more than $200 million

FUND INCEPTION DATE
12/31/99

TOTAL NET ASSETS
$104.7 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
60 (not including
short-term
investments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

             A SHARES              B SHARES              C SHARES
                                                                      NASDAQ
                       Adjusted              Adjusted    Adjusted     Composite Index
------------------------------------------------------------------------------------------
INCEPTION    89.30%     78.89%     89.10%     84.10%      88.10%


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                        PIMCO                      PIMCO                       PIMCO
                                  Global Innovation          Global Innovation           Global Innovation          NASDAQ Composite
                                          A                          B                           C                        Index
                                   ================           ================            ================          ================
             12/31/1999                       9,450                     10,000                      10,000                    10,000
             01/31/2000                      10,319                     10,920                      10,920                     9,683
             02/29/2000                      18,144                     19,200                      19,200                    11,541
             03/31/2000                      19,060                     20,169                      20,169                    11,236
             04/30/2000                      16,491                     17,450                      17,450                     9,487
             05/31/2000                      15,178                     16,051                      16,051                     8,357
             06/30/2000                      17,890                     18,410                      18,810                     9,746

The portfolio had a substantial exposure to technology, which greatly contributed to the Fund's performance for the inception period ended 6/30/00. During this time the technology market produced historically high returns. *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. The Fund is less than 1-year old; therefore the return was cummulative. Because this fund concentrates on investments in the technology sector it may be subject to additional risk compared to a diversified equity fund. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. SEE ADDITIONAL RISK DISCLOSURE ON PAGE 27.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
JUNIPER NETWORKS, INC.                3.3%
Technology
--------------------------------------------------------------------------------
NORTEL NETWORKS CORP.                 2.9%
Technology
--------------------------------------------------------------------------------
INTEL CORP.                           2.6%
Technology
--------------------------------------------------------------------------------
EMC CORP.                             2.3%
Technology
--------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                   2.3%
Technology
--------------------------------------------------------------------------------
REDBACK NETWORKS, INC.                2.2%
Technology
--------------------------------------------------------------------------------
i2 TECHNOLOGIES, INC.                 2.2%
Technology
--------------------------------------------------------------------------------
BEA SYSTEMS, INC.                     2.2%
Technology
--------------------------------------------------------------------------------
DELL COMPUTER CORP.                   2.2%
Technology
--------------------------------------------------------------------------------
VERITAS SOFTWARE CORP.                2.1%
Technology
--------------------------------------------------------------------------------
TOP TEN TOTAL                        24.3%
--------------------------------------------------------------------------------

TOP 4 RELATED
INDUSTRIES                           % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                           73.8%
--------------------------------------------------------------------------------
HEALTH CARE                          10.3%
--------------------------------------------------------------------------------
COMMUNICATIONS                        7.2%
--------------------------------------------------------------------------------
CAPITAL GOODS                         1.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         92.5%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                      7.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Global Innovation Fund was seeded on December 31, 1999. The Fund has turned in a stellar performance for the six-month period ended June 30, 2000, returning 89.30%.

   A continuation of the global economic recovery fueled the demand for semiconductors and other technological commodities. Applied Materials, a semiconductor manufacturer, experienced revenue growth as a result of increased global demand. The semiconductor industry finally achieved some pricing power after several years of extreme pricing pressure, and consequently, Applied Materials' stock price rose significantly over the past year.

   Bookham Technology, a British manufacturer of fiber optic components that increase the capacity of fiber optic cables to transport voice and data, also contributed to the Fund's performance. The company benefited from the explosion in demand for telecommunications capabilities. Investors were attracted to Bookham because it has the potential to revolutionize the fiber optics industry because its silicon-based products offer significant advantages over the competition. Deregulation in Europe should encourage the build-out of fiber-optics-based networks by new competitive local exchange carriers (CLECs) and Bookham could experience high growth as a result.

   Another standout performer for the Fund was Cisco Systems, a top ten holding in the Fund. As the number of companies engaging in commerce via the Internet increases, Cisco will benefit from the strong demand for its Internet infrastructure equipment and its optical networking capabilities. As the leader in networking solutions for the Internet, Cisco should continue to see its earnings grow as the Internet grows.

   The Fund's exposure to biotechnology also enhanced its performance during this year, as investors have been attracted to their robust product pipelines. For instance, Teva Pharmaceuticals, the largest producer of branded and generic pharmaceuticals in Israel, saw its stock price propelled upward as a result of higher sales. It also recently acquired a Dutch pharmaceutical company, which allowed it to substantially increase its presence in Europe. With product offerings in all major therapeutic categories and a greater presence globally, Teva is poised to continue its rapid growth.

    Looking ahead, the manager is optimistic that the Fund will continue its outperformance. The manager believes that technology could turn in a strong performance in the second half of the year, fueled by strong corporate fundamentals and a favorable economic environment.

PIMCO GROWTH FUND

June 30, 2000

OBJECTIVE
Long-term growth of capital;
income is incidental

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of at
least $5 billion

FUND INCEPTION DATE
2/24/84

TOTAL NET ASSETS
$2.9 billion

NUMBER OF SECURITIES
IN THE
PORTFOLIO
41 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

               A SHARES              B SHARES              C SHARES              Lipper Lg.-
                                                                       S&P 500   Cap Growth
                         Adjusted               Adjusted   Adjusted    Index     Fund Avg.
--------------------------------------------------------------------------------------------
1 YEAR         32.49%     25.20%     31.31%      26.31%     30.31%     7.25%      26.43%
5 YEARS        26.06%     24.64%     25.08%      24.91%     25.08%     23.80%     25.59%
10 YEARS       18.81%     18.14%     18.21%      18.21%     17.92%     17.80%     18.47%
INCEPTION      19.58%     19.17%     19.21%      19.21%     18.69%     --         --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                   PIMCO Growth             PIMCO Growth              PIMCO Growth                S&P 500
                                         A                        B                        C                       Index
                                 ================         ================          ================         ================
             02/29/1984                     9,450                   10,000                    10,000                   10,000
             03/31/1984                     9,693                   10,250                    10,250                   10,180
             04/30/1984                     9,756                   10,310                    10,310                   10,251
             05/31/1984                     9,421                    9,950                     9,950                    9,708
             06/30/1984                     9,645                   10,180                    10,180                    9,912
             07/31/1984                     9,718                   10,251                    10,251                    9,763
             08/31/1984                    10,499                   11,067                    11,067                   10,866
             09/30/1984                    10,428                   10,986                    10,986                   10,877
             10/31/1984                    10,522                   11,078                    11,078                   10,910
             11/30/1984                    10,449                   10,994                    10,994                   10,801
             12/31/1984                    10,662                   11,211                    11,211                   11,082
             01/31/1985                    11,422                   12,003                    12,003                   11,947
             02/28/1985                    11,517                   12,097                    12,097                   12,095
             03/31/1985                    11,564                   12,138                    12,138                   12,104
             04/30/1985                    11,511                   12,075                    12,075                   12,093
             05/31/1985                    12,129                   12,716                    12,716                   12,790
             06/30/1985                    12,478                   13,073                    13,073                   12,976
             07/31/1985                    12,495                   13,083                    13,083                   12,958
             08/31/1985                    12,432                   13,009                    13,009                   12,848
             09/30/1985                    12,075                   12,628                    12,628                   12,449
             10/31/1985                    12,573                   13,140                    13,140                   13,022
             11/30/1985                    13,267                   13,857                    13,857                   13,920
             12/31/1985                    14,018                   14,632                    14,632                   14,588
             01/31/1986                    14,349                   14,969                    14,969                   14,670
             02/28/1986                    15,509                   16,170                    16,170                   15,768
             03/31/1986                    16,235                   16,917                    16,917                   16,647
             04/30/1986                    16,256                   16,928                    16,928                   16,459
             05/31/1986                    16,954                   17,644                    17,644                   17,335
             06/30/1986                    17,257                   17,949                    17,949                   17,628
             07/31/1986                    16,874                   17,539                    17,539                   16,642
             08/31/1986                    17,838                   18,529                    18,529                   17,877
             09/30/1986                    16,770                   17,409                    17,409                   16,399
             10/31/1986                    17,584                   18,243                    18,243                   17,345
             11/30/1986                    17,896                   18,555                    18,555                   17,767
             12/31/1986                    17,397                   18,026                    18,026                   17,313
             01/31/1987                    19,737                   20,439                    20,439                   19,646
             02/28/1987                    21,026                   21,762                    21,762                   20,422
             03/31/1987                    21,435                   22,171                    22,171                   21,012
             04/30/1987                    21,395                   22,117                    22,117                   20,825
             05/31/1987                    21,607                   22,321                    22,321                   21,006
             06/30/1987                    22,545                   23,276                    23,276                   22,067
             07/31/1987                    23,339                   24,082                    24,082                   23,186
             08/31/1987                    24,015                   24,763                    24,763                   24,050
             09/30/1987                    23,910                   24,640                    24,640                   23,524
             10/31/1987                    18,490                   19,040                    19,040                   18,457
             11/30/1987                    17,227                   17,728                    17,728                   16,936
             12/31/1987                    18,859                   19,396                    19,396                   18,225
             01/31/1988                    18,651                   19,171                    19,171                   18,992
             02/29/1988                    19,819                   20,359                    20,359                   19,877
             03/31/1988                    19,553                   20,073                    20,073                   19,263
             04/30/1988                    19,727                   20,239                    20,239                   19,477
             05/31/1988                    19,901                   20,405                    20,405                   19,646
             06/30/1988                    21,087                   21,608                    21,608                   20,548
             07/31/1988                    20,704                   21,202                    21,202                   20,470
             08/31/1988                    19,628                   20,087                    20,087                   19,774
             09/30/1988                    20,539                   21,007                    21,007                   20,616
             10/31/1988                    20,685                   21,143                    21,143                   21,189
             11/30/1988                    20,314                   20,751                    20,751                   20,886
             12/31/1988                    20,781                   21,214                    21,214                   21,252
             01/31/1989                    22,156                   22,605                    22,605                   22,807
             02/28/1989                    21,739                   22,166                    22,166                   22,239
             03/31/1989                    22,673                   23,104                    23,104                   22,758
             04/30/1989                    24,319                   24,767                    24,767                   23,939
             05/31/1989                    26,132                   26,597                    26,597                   24,908
             06/30/1989                    25,803                   26,246                    26,246                   24,766
             07/31/1989                    28,027                   28,492                    28,492                   27,003
             08/31/1989                    28,881                   29,341                    29,341                   27,532
             09/30/1989                    29,451                   29,902                    29,902                   27,419
             10/31/1989                    28,559                   28,977                    28,977                   26,783
             11/30/1989                    29,144                   29,553                    29,553                   27,329
             12/31/1989                    28,774                   29,160                    29,160                   27,985
             01/31/1990                    26,670                   27,010                    27,010                   26,107
             02/28/1990                    27,340                   27,672                    27,672                   26,444
             03/31/1990                    28,029                   28,351                    28,351                   27,145
             04/30/1990                    27,870                   28,174                    28,174                   26,466
             05/31/1990                    30,830                   31,147                    31,147                   29,047
             06/30/1990                    31,364                   31,667                    31,667                   28,849
             07/31/1990                    30,804                   31,082                    31,082                   28,757
             08/31/1990                    28,537                   28,775                    28,775                   26,157
             09/30/1990                    27,298                   27,507                    27,507                   24,883
             10/31/1990                    27,248                   27,442                    27,442                   24,776
             11/30/1990                    28,619                   28,824                    28,824                   26,377
             12/31/1990                    29,058                   29,246                    29,246                   27,113
             01/31/1991                    30,457                   30,653                    30,653                   28,295
             02/28/1991                    32,753                   32,926                    32,926                   30,318
             03/31/1991                    33,686                   33,864                    33,846                   31,052
             04/30/1991                    33,363                   33,539                    33,504                   31,126
             05/31/1991                    35,174                   35,360                    35,326                   32,471
             06/30/1991                    33,431                   33,608                    33,556                   30,984
             07/31/1991                    35,715                   35,904                    35,817                   32,428
             08/31/1991                    37,513                   37,711                    37,589                   33,196
             09/30/1991                    37,100                   37,296                    37,155                   32,642
             10/31/1991                    38,323                   38,525                    38,366                   33,079
             11/30/1991                    36,830                   37,024                    36,847                   31,746
             12/31/1991                    41,485                   41,704                    41,492                   35,378
             01/31/1992                    40,523                   40,737                    40,491                   34,720
             02/29/1992                    40,811                   41,027                    40,761                   35,171
             03/31/1992                    39,907                   40,118                    39,837                   34,485
             04/30/1992                    39,695                   39,905                    39,587                   35,499
             05/31/1992                    40,311                   40,524                    40,183                   35,673
             06/30/1992                    39,061                   39,267                    38,913                   35,142
             07/31/1992                    40,273                   40,486                    40,106                   36,578
             08/31/1992                    38,772                   38,977                    38,567                   35,829
             09/30/1992                    39,946                   40,157                    39,721                   36,250
             10/31/1992                    40,600                   40,815                    40,338                   36,375
             11/30/1992                    42,409                   42,633                    42,108                   37,614
             12/31/1992                    42,695                   42,920                    42,356                   38,075
             01/31/1993                    43,759                   43,990                    43,400                   38,394
             02/28/1993                    42,853                   43,079                    42,474                   38,917
             03/31/1993                    43,838                   44,070                    43,420                   39,738
             04/30/1993                    41,887                   42,109                    41,469                   38,778
             05/31/1993                    44,055                   44,288                    43,578                   39,815
             06/30/1993                    44,430                   44,665                    43,933                   39,932
             07/31/1993                    44,489                   44,724                    43,952                   39,771
             08/31/1993                    45,986                   46,230                    45,411                   41,280
             09/30/1993                    47,030                   47,278                    46,416                   40,963
             10/31/1993                    46,890                   47,138                    46,257                   41,811
             11/30/1993                    46,115                   46,359                    45,441                   41,412
             12/31/1993                    46,997                   47,245                    46,303                   41,913
             01/31/1994                    49,247                   49,508                    48,471                   43,338
             02/28/1994                    48,339                   48,595                    47,561                   42,162
             03/31/1994                    46,154                   46,398                    45,393                   40,324
             04/30/1994                    45,526                   45,767                    44,742                   40,841
             05/31/1994                    46,327                   46,572                    45,501                   41,511
             06/30/1994                    45,180                   45,419                    44,353                   40,493
             07/31/1994                    46,305                   46,550                    45,415                   41,823
             08/31/1994                    48,599                   48,856                    47,648                   43,538
             09/30/1994                    47,626                   47,878                    46,651                   42,474
             10/31/1994                    49,379                   49,640                    48,341                   43,428
             11/30/1994                    47,063                   47,312                    46,022                   41,846
             12/31/1994                    47,001                   47,250                    45,958                   42,467
             01/31/1995                    47,344                   47,595                    46,257                   43,568
             02/28/1995                    48,764                   49,022                    47,611                   45,266
             03/31/1995                    49,862                   50,126                    48,645                   46,602
             04/30/1995                    51,488                   51,760                    50,206                   47,974
             05/31/1995                    53,090                   53,371                    51,745                   49,892
             06/30/1995                    55,219                   55,512                    53,789                   51,051
             07/31/1995                    57,142                   57,444                    55,627                   52,743
             08/31/1995                    57,646                   57,950                    56,086                   52,876
             09/30/1995                    58,905                   59,216                    57,280                   55,107
             10/31/1995                    59,133                   59,446                    57,441                   54,910
             11/30/1995                    60,622                   60,943                    58,865                   57,321
             12/31/1995                    60,368                   60,687                    58,582                   58,425
             01/31/1996                    63,096                   63,429                    61,200                   60,414
             02/29/1996                    64,279                   64,619                    62,289                   60,974
             03/31/1996                    64,356                   64,697                    62,341                   61,561
             04/30/1996                    65,180                   65,525                    63,093                   62,468
             05/31/1996                    66,673                   67,025                    64,493                   64,079
             06/30/1996                    65,797                   66,145                    63,612                   64,324
             07/31/1996                    61,989                   62,316                    59,880                   61,482
             08/31/1996                    63,584                   63,920                    61,383                   62,778
             09/30/1996                    68,395                   68,757                    65,997                   66,312
             10/31/1996                    69,501                   69,869                    67,034                   68,140
             11/30/1996                    73,540                   73,929                    70,871                   73,291
             12/31/1996                    71,490                   71,868                    68,849                   71,839
             01/31/1997                    74,922                   75,318                    72,121                   76,328
             02/28/1997                    72,868                   73,253                    70,098                   76,926
             03/31/1997                    68,967                   69,332                    66,292                   73,765
             04/30/1997                    71,871                   72,251                    69,057                   78,169
             05/31/1997                    77,122                   77,529                    74,053                   82,928
             06/30/1997                    79,292                   79,711                    76,076                   86,643
             07/31/1997                    87,682                   88,145                    84,076                   93,537
             08/31/1997                    82,167                   82,601                    78,752                   88,297
             09/30/1997                    87,507                   87,970                    83,807                   93,133
             10/31/1997                    85,013                   85,462                    81,368                   90,023
             11/30/1997                    85,747                   86,201                    82,023                   94,190
             12/31/1997                    87,761                   88,225                    83,882                   95,807
             01/31/1998                    89,716                   90,191                    85,709                   96,867
             02/28/1998                    96,539                   97,050                    92,170                  103,853
             03/31/1998                   103,052                  103,597                    98,349                  109,171
             04/30/1998                   105,075                  105,631                   100,176                  110,269
             05/31/1998                   103,634                  104,182                    98,772                  108,374
             06/30/1998                   111,828                  112,420                   106,496                  112,776
             07/31/1998                   109,838                  110,419                   104,526                  111,575
             08/31/1998                    89,957                   90,433                    85,565                   95,444
             09/30/1998                    97,945                   98,463                    93,112                  101,558
             10/31/1998                   101,922                  102,461                    96,836                  109,818
             11/30/1998                   109,637                  110,217                   104,099                  116,474
             12/31/1998                   122,816                  123,465                   116,497                  123,186
             01/31/1999                   132,310                  133,009                   125,432                  128,337
             02/28/1999                   126,779                  127,450                   120,114                  124,349
             03/31/1999                   132,928                  133,631                   125,867                  129,324
             04/30/1999                   129,578                  130,263                   122,607                  134,332
             05/31/1999                   122,853                  123,503                   116,171                  131,161
             06/30/1999                   132,693                  133,395                   125,383                  138,440
             07/31/1999                   127,134                  127,806                   120,029                  134,118
             08/31/1999                   127,401                  128,074                   120,233                  133,450
             09/30/1999                   127,057                  127,729                   119,584                  129,796
             10/31/1999                   137,437                  138,164                   129,282                  138,010
             11/30/1999                   146,659                  147,435                   137,892                  140,816
             12/31/1999                   173,292                  174,209                   162,878                  149,110
             01/31/2000                   166,118                  166,997                   155,989                  141,621
             02/29/2000                   183,228                  184,197                   171,946                  138,938
             03/31/2000                   191,767                  192,781                   179,873                  152,530
             04/30/2000                   174,527                  175,450                   163,630                  147,940
             05/31/2000                   159,989                  160,835                   149,853                  144,904
             06/30/2000                   175,844                  176,774                   164,628                  148,476

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 18.11% & 18.81%, respectively. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
EMC CORP.                             7.9%
Technology
--------------------------------------------------------------------------------
NOKIA CORP. SP- ADR                   6.0%
Communications
--------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                   5.5%
Technology
--------------------------------------------------------------------------------
NORTEL NETWORKS CORP.                 4.7%
Technology
--------------------------------------------------------------------------------
MORGAN STANLEY, DEAN WITTER,
DISCOVER AND CO.                      4.3%
Financial & Business Services
--------------------------------------------------------------------------------
JDS UNIPHASE CORP.                    4.1%
Technology
--------------------------------------------------------------------------------
CITIGROUP, INC.                       3.6%
Financial & Business Services
--------------------------------------------------------------------------------
ENRON CORP.                           3.3%
Energy
--------------------------------------------------------------------------------
SUN MICROSYSTEMS, INC.                3.1%
Technology
--------------------------------------------------------------------------------
OMNICOM GROUP                         3.1%
Financial & Business Services
--------------------------------------------------------------------------------
TOP TEN TOTAL                        45.6%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                           % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                           43.7%
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES        18.7%
--------------------------------------------------------------------------------
HEALTH CARE                          12.1%
--------------------------------------------------------------------------------
COMMUNICATIONS                        8.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                7.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         98.9%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                      1.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth Fund posted stellar returns for the one-year period ended June 30, 2000. The Fund's Class A shares returned 32.49%, significantly outpacing both the S&P 500 Index's return of 7.25% and its Lipper Average return of 26.43%.

   Technology was the best performing sector for the Fund over the past year. Although this sector began to turn downwards in the second quarter, it dominated the market for the previous three quarters and overwhelmingly outperformed all other sectors over the past year. In particular, fiber optics and wireless telecommunications saw explosive growth during this period. For example, JDS Uniphase, a maker of fiber optic components for telecom networks, experienced an enormous growth over the past year. The rush to add public network bandwidth to handle growing Internet and data traffic has spawned rapid development of optical networking technology, which in turn has driven demand for optical components to dramatic proportions. As the largest independent supplier of this equipment, JDS Uniphase has benefited enormously from this increased demand.

   Another standout for the Fund was Cisco Systems, a company that creates hardware and software solutions for engaging in networking on the Internet. As the information superhighway grows faster than ever, and companies run to participate in commerce over the Internet, Cisco benefits from this strong demand for its Internet infrastructure equipment and its optical networking capabilities. As the largest supplier of these products, Cisco exhibits major market dominance in this industry.

   The Fund also benefited from its exposure to the financial industry. Citigroup, the banking and financial services company, contributed to the Fund's performance despite the rising interest rate environment. The stock's price increased over 33% since June of last year while its net revenue and income increased significantly as well. These results reflect volume-related growth in commissions and higher income at subsidiary Salomon Smith Barney, which accounts for more than a quarter of the company's earnings.

   Looking ahead, the manager believes the economic climate will be positive for growth stocks, as inflation appears to be under control and there is a strong possibility of significant tax cuts in the near future. The manager is optimistic that PIMCO Growth Fund is poised to continue its outperformance in this environment.

PIMCO INNOVATION FUND

June 30, 2000

OBJECTIVE
Capital
appreciation;
no consideration given to income

PORTFOLIO
Common stocks
of technology-related companies
with market capitalizations of
more than $200 million

FUND INCEPTION DATE
12/22/94

TOTAL NET ASSETS
$5.5 billion

NUMBER OF SECURITIES
IN THE
PORTFOLIO
52 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

              A SHARES               B SHARES              C SHARES              Lipper
                                                                       S&P 500   Sc. & Tech.
                         Adjusted               Adjusted   Adjusted    Index     Fund Avg.
--------------------------------------------------------------------------------------------
1 YEAR         115.04%    103.21%    114.17%     109.17%    113.17%      7.25%     84.03%
3 YEARS         72.57%     69.35%     71.46%      71.12%     71.48%     19.67%     53.47%
5 YEARS         48.51%     46.84%     47.50%      47.42%     47.49%     23.80%     35.99%
INCEPTION       49.77%     48.24%     48.74%      48.71%     48.73%     --         --

CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                 PIMCO Innovation         PIMCO Innovation          PIMCO Innovation              S&P 500
                                        A                        B                         C                       Index
                                 ================         ================          ================         ================
             12/31/1994                     9,450                   10,000                    10,000                   10,000
             01/31/1995                     9,374                    9,910                     9,910                   10,259
             02/28/1995                     9,971                   10,541                    10,541                   10,659
             03/31/1995                    10,274                   10,852                    10,852                   10,974
             04/30/1995                    10,719                   11,313                    11,313                   11,297
             05/31/1995                    10,974                   11,573                    11,573                   11,748
             06/30/1995                    12,186                   12,846                    12,846                   12,021
             07/31/1995                    13,323                   14,038                    14,038                   12,420
             08/31/1995                    13,635                   14,359                    14,349                   12,451
             09/30/1995                    13,957                   14,689                    14,679                   12,977
             10/31/1995                    13,787                   14,499                    14,499                   12,930
             11/30/1995                    14,165                   14,890                    14,890                   13,498
             12/31/1995                    13,733                   14,433                    14,422                   13,758
             01/31/1996                    13,549                   14,228                    14,228                   14,226
             02/29/1996                    14,208                   14,915                    14,915                   14,358
             03/31/1996                    14,092                   14,782                    14,782                   14,496
             04/30/1996                    15,594                   16,341                    16,341                   14,710
             05/31/1996                    16,864                   17,664                    17,664                   15,089
             06/30/1996                    16,176                   16,925                    16,925                   15,147
             07/31/1996                    13,879                   14,525                    14,515                   14,478
             08/31/1996                    14,722                   15,387                    15,387                   14,783
             09/30/1996                    16,728                   17,479                    17,479                   15,615
             10/31/1996                    16,612                   17,336                    17,336                   16,046
             11/30/1996                    17,610                   18,372                    18,372                   17,258
             12/31/1996                    16,974                   17,699                    17,699                   16,917
             01/31/1997                    17,908                   18,656                    18,656                   17,974
             02/28/1997                    15,884                   16,533                    16,534                   18,114
             03/31/1997                    14,842                   15,441                    15,441                   17,370
             04/30/1997                    15,077                   15,680                    15,680                   18,407
             05/31/1997                    16,974                   17,636                    17,636                   19,528
             06/30/1997                    17,132                   17,792                    17,782                   20,403
             07/31/1997                    19,667                   20,415                    20,404                   22,026
             08/31/1997                    19,196                   19,915                    19,905                   20,792
             09/30/1997                    20,621                   21,372                    21,372                   21,931
             10/31/1997                    19,294                   19,988                    19,988                   21,198
             11/30/1997                    19,205                   19,884                    19,884                   22,180
             12/31/1997                    18,507                   19,144                    19,133                   22,560
             01/31/1998                    19,238                   19,886                    19,886                   22,810
             02/28/1998                    21,600                   22,312                    22,301                   24,455
             03/31/1998                    22,415                   23,143                    23,143                   25,707
             04/30/1998                    24,034                   24,793                    24,794                   25,966
             05/31/1998                    22,508                   23,209                    23,199                   25,520
             06/30/1998                    25,372                   26,145                    26,134                   26,556
             07/31/1998                    25,519                   26,279                    26,267                   26,273
             08/31/1998                    20,420                   21,018                    21,017                   22,475
             09/30/1998                    24,204                   24,895                    24,884                   23,915
             10/31/1998                    25,114                   25,814                    25,814                   25,860
             11/30/1998                    27,937                   28,695                    28,682                   27,427
             12/31/1998                    33,208                   34,084                    34,080                   29,008
             01/31/1999                    39,176                   40,199                    40,184                   30,221
             02/28/1999                    34,871                   35,753                    35,752                   29,281
             03/31/1999                    37,821                   38,759                    38,744                   30,453
             04/30/1999                    37,352                   38,248                    38,233                   31,632
             05/31/1999                    36,433                   37,284                    37,269                   30,885
             06/30/1999                    40,947                   41,881                    41,865                   32,600
             07/31/1999                    40,554                   41,462                    41,433                   31,582
             08/31/1999                    43,668                   44,617                    44,591                   31,425
             09/30/1999                    44,140                   45,211                    45,184                   30,564
             10/31/1999                    50,284                   51,464                    51,437                   32,498
             11/30/1999                    59,039                   60,387                    60,361                   33,159
             12/31/1999                    79,507                   81,287                    81,258                   35,112
             01/31/2000                    79,006                   80,726                    80,698                   33,349
             02/29/2000                   110,364                  112,694                   112,646                   32,717
             03/31/2000                   100,387                  102,450                   102,406                   35,917
             04/30/2000                    84,596                   86,294                    86,257                   34,837
             05/31/2000                    73,353                   74,774                    74,742                   34,122
             06/30/2000                    88,053                   89,589                    89,660                   34,963

The portfolio had a substantial exposure to technology, which greatly contributed to the Fund's performance for the inception period ended 6/30/00. During this time the technology market produced historically high returns. *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for this Fund's oldest class of shares, adjusted to reflect any current sales charges and any different operating expenses for those shares. Because this fund concentrates on investments in the technology sector it may be subject to additional risk compared to a diversified equity fund. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. SEE ADDITIONAL RISK DISCLOSURE ON PAGE 27.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
MICRON TECHNOLOGY, INC.               4.2%
Technology
--------------------------------------------------------------------------------
SIEBEL SYSTEMS, INC.                  3.9%
Technology
--------------------------------------------------------------------------------
INTEL CORP.                           3.6%
Technology
--------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                   3.5%
Technology
--------------------------------------------------------------------------------
E-TEK DYNAMICS, INC.                  3.4%
Technology
--------------------------------------------------------------------------------
CIENA CORP.                           3.3%
Technology
--------------------------------------------------------------------------------
ORACLE CORP.                          3.1%
Technology
--------------------------------------------------------------------------------
GEMSTAR INTERNATIONAL GROUP LTD.      3.1%
Consumer discretionary
--------------------------------------------------------------------------------
JUNIPER NETWORKS, INC.                3.0%
Technology
--------------------------------------------------------------------------------
NORTEL NETWORKS CORP.                 3.0%
Technology
--------------------------------------------------------------------------------
TOP TEN TOTAL                        34.1%
--------------------------------------------------------------------------------

TOP 4 RELATED
INDUSTRIES                           % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                           80.5%
--------------------------------------------------------------------------------
COMMUNICATIONS                        9.2%
--------------------------------------------------------------------------------
HEALTH CARE                           4.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                4.0%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         97.9%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                      2.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund posted stellar results for the one-year period ended June 30, 2000, with Class A shares returning 115.04%. The Fund was able to significantly outperform both the S&P 500 Index and its Lipper Average return during this period.

   The technology sector continued to lead the stock market, pushing the Fund's performance higher this year. It led the market because it offered investors the greatest earnings growth potential of any sector. A variety of areas within technology showed tremendous strength, including telecommunications and software. Ericsson, a manufacturer of advanced systems and products for wired and mobile communications, is the largest provider of wireless infrastructure in the world. Its stock rose over 140% this year due to the increase in cell phone demand and subscriptions stimulated by "one rate" plans. Furthermore, it has benefited from recent technological advances in cell phone handset technology, which has shortened upgrade cycles for cell phones.

   Another standout performer for the Fund was Veritas Software, a company that makes enterprise data storage management software. Veritas' products are in great demand as companies seek effective, economical ways to store larger amounts of data. The company experienced a surge in sales growth in the past year as corporate Internet use and the need for data storage increased.

   The biotechnology sector also enhanced the Fund's performance during this year. Investors showed renewed interest in this area because of its exciting product offerings. For example, MedImmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. It benefited from better-than-expected prescription trends for its products over the past year. As a result, the company saw its stock price rise more than 200% since last June. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity and growth potential for this company are huge, because we believe that biotech companies have strong product pipelines which will boost their prices in the years to come.

   The manager's outlook for the technology sector for the second half of the year remains very positive, as he anticipates that the favorable economic backdrop will remain in place and corporate fundamentals should continue to be robust.

PIMCO INTERNATIONAL FUND

June 30, 2000

OBJECTIVE
Capital appreciation; income is incidental

PORTFOLIO
Primarily common stocks of foreign
(non-U.S.) issuers with market
capitalizations of more than $500 million

FUND INCEPTION DATE
8/25/86

TOTAL NET ASSETS
$139.4 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
271 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management
(an independent sub-advisor not owned by PIMCO Advisors L.P.)


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

              A SHARES               B SHARES              C SHARES        MSCI       Lipper
                                                                           EAFE       International
                         Adjusted              Adjusted    Adjusted        Index      Fund Avg.
------------------------------------------------------------------------------------------------------
1 YEAR         11.85%      5.70%      10.00%     5.24%       8.96%         17.46%        24.46%
5 YEARS         8.32%      7.10%       7.30%     7.01%       7.29%         11.64%        13.15%
10 YEARS        6.15%      5.55%       5.61%     5.61%       5.25%          8.28%         9.19%
INCEPTION       7.66%      7.22%       7.25%     7.25%       6.77%         --            --

CHANGE IN VALUE
$10,000 invested at the Fund's inception

                               PIMCO International       PIMCO International      PIMCO International              MSCI
                                        A                         B                         C                      EAFE
                                                                                                                   Index
                                 ================          ================         ================         ================
             08/31/1986                     9,450                   10,000                    10,000                   10,000
             09/30/1986                     9,163                    9,690                     9,690                    9,897
             10/31/1986                     8,848                    9,351                     9,351                    9,236
             11/30/1986                     9,307                    9,830                     9,830                    9,768
             12/31/1986                     9,389                    9,910                     9,910                   10,286
             01/31/1987                    10,332                   10,899                    10,899                   11,378
             02/28/1987                    10,858                   11,449                    11,449                   11,719
             03/31/1987                    11,273                   11,878                    11,878                   12,680
             04/30/1987                    11,678                   12,298                    12,298                   14,022
             05/31/1987                    11,742                   12,358                    12,358                   14,022
             06/30/1987                    11,493                   12,088                    12,088                   13,578
             07/31/1987                    11,709                   12,308                    12,308                   13,556
             08/31/1987                    12,287                   12,907                    12,907                   14,576
             09/30/1987                    12,247                   12,857                    12,857                   14,349
             10/31/1987                     9,437                    9,900                     9,900                   12,341
             11/30/1987                     9,224                    9,670                     9,670                   12,465
             12/31/1987                    10,018                   10,497                    10,497                   12,839
             01/31/1988                     9,804                   10,266                    10,266                   13,071
             02/29/1988                    10,324                   10,804                    10,804                   13,945
             03/31/1988                    10,572                   11,057                    11,057                   14,805
             04/30/1988                    10,757                   11,243                    11,243                   15,023
             05/31/1988                    10,617                   11,090                    11,090                   14,545
             06/30/1988                    10,917                   11,397                    11,397                   14,165
             07/31/1988                    10,809                   11,276                    11,276                   14,612
             08/31/1988                    10,205                   10,640                    10,640                   13,665
             09/30/1988                    10,612                   11,057                    11,057                   14,265
             10/31/1988                    10,903                   11,353                    11,353                   15,489
             11/30/1988                    10,963                   11,408                    11,408                   16,414
             12/31/1988                    11,159                   11,606                    11,606                   16,509
             01/31/1989                    11,652                   12,111                    12,111                   16,803
             02/28/1989                    11,500                   11,946                    11,946                   16,892
             03/31/1989                    11,645                   12,089                    12,089                   16,564
             04/30/1989                    12,245                   12,704                    12,704                   16,721
             05/31/1989                    12,623                   13,088                    13,088                   15,814
             06/30/1989                    12,366                   12,814                    12,814                   15,551
             07/31/1989                    13,698                   14,186                    14,186                   17,508
             08/31/1989                    13,792                   14,274                    14,274                   16,723
             09/30/1989                    14,151                   14,636                    14,636                   17,488
             10/31/1989                    13,703                   14,164                    14,164                   16,789
             11/30/1989                    14,126                   14,592                    14,592                   17,636
             12/31/1989                    14,447                   14,914                    14,914                   18,291
             01/31/1990                    13,756                   14,192                    14,192                   17,615
             02/28/1990                    13,414                   13,831                    13,831                   16,389
             03/31/1990                    13,096                   13,494                    13,494                   14,685
             04/30/1990                    12,964                   13,350                    13,350                   14,572
             05/31/1990                    14,130                   14,541                    14,541                   16,240
             06/30/1990                    14,431                   14,842                    14,842                   16,100
             07/31/1990                    14,850                   15,263                    15,263                   16,331
             08/31/1990                    13,255                   13,614                    13,614                   14,750
             09/30/1990                    11,774                   12,085                    12,085                   12,698
             10/31/1990                    12,685                   13,012                    13,012                   14,681
             11/30/1990                    12,388                   12,699                    12,699                   13,819
             12/31/1990                    12,301                   12,602                    12,602                   14,049
             01/31/1991                    12,615                   12,916                    12,916                   14,507
             02/28/1991                    13,613                   13,938                    13,938                   16,066
             03/31/1991                    13,240                   13,543                    13,543                   15,106
             04/30/1991                    13,227                   13,515                    13,515                   15,259
             05/31/1991                    13,467                   13,761                    13,761                   15,422
             06/30/1991                    12,881                   13,147                    13,147                   14,293
             07/31/1991                    13,600                   13,883                    13,883                   14,999
             08/31/1991                    13,853                   14,115                    14,115                   14,698
             09/30/1991                    14,025                   14,292                    14,292                   15,531
             10/31/1991                    14,238                   14,496                    14,496                   15,755
             11/30/1991                    13,480                   13,720                    13,720                   15,024
             12/31/1991                    14,840                   15,113                    15,113                   15,804
             01/31/1992                    14,678                   14,946                    14,946                   15,471
             02/29/1992                    14,475                   14,724                    14,724                   14,922
             03/31/1992                    13,879                   14,100                    14,100                   13,941
             04/30/1992                    13,947                   14,170                    14,170                   14,011
             05/31/1992                    14,326                   14,530                    14,530                   14,953
             06/30/1992                    13,798                   13,989                    13,989                   14,249
             07/31/1992                    13,865                   14,045                    14,045                   13,889
             08/31/1992                    13,852                   14,031                    14,031                   14,764
             09/30/1992                    13,594                   13,754                    13,754                   14,477
             10/31/1992                    13,906                   14,059                    14,059                   13,722
             11/30/1992                    14,068                   14,211                    14,211                   13,856
             12/31/1992                    14,101                   14,229                    14,229                   13,932
             01/31/1993                    14,130                   14,259                    14,259                   13,934
             02/28/1993                    14,319                   14,438                    14,438                   14,359
             03/31/1993                    15,455                   15,573                    15,573                   15,615
             04/30/1993                    16,446                   16,573                    16,573                   17,101
             05/31/1993                    16,708                   16,827                    16,827                   17,467
             06/30/1993                    16,213                   16,320                    16,320                   17,198
             07/31/1993                    16,796                   16,887                    16,887                   17,804
             08/31/1993                    17,815                   17,902                    17,902                   18,769
             09/30/1993                    17,728                   17,814                    17,798                   18,351
             10/31/1993                    18,165                   18,253                    18,216                   18,920
             11/30/1993                    17,349                   17,434                    17,395                   17,270
             12/31/1993                    18,958                   19,050                    18,992                   18,521
             01/31/1994                    19,863                   19,960                    19,890                   20,091
             02/28/1994                    19,492                   19,587                    19,509                   20,040
             03/31/1994                    18,185                   18,274                    18,185                   19,181
             04/30/1994                    18,675                   18,767                    18,672                   19,999
             05/31/1994                    18,779                   18,871                    18,748                   19,889
             06/30/1994                    18,438                   18,528                    18,414                   20,174
             07/31/1994                    19,031                   19,124                    18,977                   20,373
             08/31/1994                    19,566                   19,661                    19,509                   20,859
             09/30/1994                    19,180                   19,274                    19,114                   20,207
             10/31/1994                    19,492                   19,587                    19,403                   20,885
             11/30/1994                    18,230                   18,319                    18,140                   19,885
             12/31/1994                    17,546                   17,631                    17,438                   20,015
             01/31/1995                    16,546                   16,626                    16,444                   19,250
             02/28/1995                    16,288                   16,368                    16,180                   19,200
             03/31/1995                    17,061                   17,144                    16,941                   20,403
             04/30/1995                    17,743                   17,829                    17,594                   21,176
             05/31/1995                    17,818                   17,905                    17,656                   20,929
             06/30/1995                    17,576                   17,662                    17,407                   20,567
             07/31/1995                    18,667                   18,758                    18,480                   21,854
             08/31/1995                    18,273                   18,362                    18,076                   21,025
             09/30/1995                    18,470                   18,560                    18,262                   21,441
             10/31/1995                    17,743                   17,829                    17,532                   20,870
             11/30/1995                    18,106                   18,195                    17,889                   21,457
             12/31/1995                    18,682                   18,773                    18,448                   22,327
             01/31/1996                    19,349                   19,443                    19,086                   22,424
             02/29/1996                    19,258                   19,352                    18,977                   22,505
             03/31/1996                    19,591                   19,687                    19,303                   22,989
             04/30/1996                    20,349                   20,448                    20,034                   23,663
             05/31/1996                    20,046                   20,144                    19,738                   23,233
             06/30/1996                    20,228                   20,326                    19,894                   23,369
             07/31/1996                    19,243                   19,337                    18,915                   22,692
             08/31/1996                    19,379                   19,474                    19,039                   22,748
             09/30/1996                    19,743                   19,839                    19,381                   23,358
             10/31/1996                    19,515                   19,611                    19,132                   23,125
             11/30/1996                    19,985                   20,083                    19,598                   24,051
             12/31/1996                    19,915                   20,012                    19,511                   23,747
             01/31/1997                    20,118                   20,216                    19,687                   22,921
             02/28/1997                    20,415                   20,515                    19,976                   23,302
             03/31/1997                    20,165                   20,264                    19,719                   23,392
             04/30/1997                    20,227                   20,326                    19,768                   23,522
             05/31/1997                    21,290                   21,394                    20,795                   25,058
             06/30/1997                    22,274                   22,383                    21,741                   26,446
             07/31/1997                    22,649                   22,759                    22,094                   26,879
             08/31/1997                    20,634                   20,735                    20,121                   24,876
             09/30/1997                    21,993                   22,100                    21,420                   26,274
             10/31/1997                    20,150                   20,248                    19,623                   24,262
             11/30/1997                    19,900                   19,997                    19,366                   24,019
             12/31/1997                    20,440                   20,540                    19,873                   24,235
             01/31/1998                    20,713                   20,815                    20,137                   25,350
             02/28/1998                    22,183                   22,292                    21,549                   26,983
             03/31/1998                    23,807                   23,923                    23,120                   27,819
             04/30/1998                    24,508                   24,627                    23,791                   28,045
             05/31/1998                    24,439                   24,559                    23,702                   27,916
             06/30/1998                    24,491                   24,610                    23,738                   28,133
             07/31/1998                    25,380                   25,504                    24,602                   28,426
             08/31/1998                    20,080                   20,178                    19,448                   24,910
             09/30/1998                    19,106                   19,200                    18,477                   24,152
             10/31/1998                    20,524                   20,624                    19,835                   26,676
             11/30/1998                    21,721                   21,827                    20,964                   28,050
             12/31/1998                    22,342                   22,451                    21,513                   29,164
             01/31/1999                    22,342                   22,451                    21,513                   29,085
             02/28/1999                    21,703                   21,809                    20,887                   28,399
             03/31/1999                    22,625                   22,736                    21,768                   29,591
             04/30/1999                    23,453                   23,568                    22,552                   30,796
             05/31/1999                    22,569                   22,679                    21,691                   29,216
             06/30/1999                    23,436                   23,550                    22,513                   30,361
             07/31/1999                    23,926                   24,043                    22,963                   31,272
             08/31/1999                    23,624                   23,740                    22,690                   31,394
             09/30/1999                    23,435                   23,550                    22,474                   31,717
             10/31/1999                    24,281                   24,400                    23,277                   32,913
             11/30/1999                    25,240                   25,364                    24,177                   34,065
             12/31/1999                    28,512                   28,651                    27,323                   37,127
             01/31/2000                    27,009                   27,141                    25,831                   34,774
             02/29/2000                    27,482                   27,616                    26,260                   35,716
             03/31/2000                    28,147                   28,284                    26,803                   37,109
             04/30/2000                    26,514                   26,644                    25,219                   35,164
             05/31/2000                    25,655                   25,780                    24,382                   34,313
             06/30/2000                    26,214                   26,342                    24,743                   35,662

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 5.50% & 6.96%, respectively. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. The Fund may invest a substantial portion of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
FINLAND/Nokia Corp.                   3.5%
--------------------------------------------------------------------------------
UNITED KINGDOM/                       3.4%
Morgan Stanley Capital LLC
--------------------------------------------------------------------------------
UNITED KINGDOM/MSCI World Equity      2.5%
Benchmark Shares
--------------------------------------------------------------------------------
SWEDEN/MSCI Sweden Opal Series B      2.2%
--------------------------------------------------------------------------------
HUNGARY/Magyar Tavkozlesi Rt.         2.0%
--------------------------------------------------------------------------------
GERMANY/Deutsche Telekom              1.7%
--------------------------------------------------------------------------------
JAPAN/Nippon T&T                      1.5%
--------------------------------------------------------------------------------
GERMANY/Allianz AG                    1.4%
--------------------------------------------------------------------------------
JAPAN/Fanuc                           1.2%
--------------------------------------------------------------------------------
JAPAN/Murata Manufacturing Co.        1.2%
--------------------------------------------------------------------------------
TOP TEN TOTAL                        20.6%
--------------------------------------------------------------------------------

TOP 5 COUNTRIES                      % of Total Investments
--------------------------------------------------------------------------------
JAPAN                                21.0%
--------------------------------------------------------------------------------
GERMANY                              10.3%
--------------------------------------------------------------------------------
FRANCE                                8.6%
--------------------------------------------------------------------------------
UNITED KINGDOM                        5.8%
--------------------------------------------------------------------------------
FINLAND                               4.4%
--------------------------------------------------------------------------------

REGIONAL BREAKDOWN
--------------------------------------------------------------------------------
EUROPE                               56.4%
--------------------------------------------------------------------------------
ASIA                                 34.2%
--------------------------------------------------------------------------------
LATIN AMERICA                         2.1%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         92.6%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                      7.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO International Fund returned 11.85% for the one-year period ended June 30, 2000 for Class A shares.

   The global economic recovery that began in the second half of 1999 proved to be positive for the Fund this year. Many emerging markets countries made significant comebacks during the year, and a number of developed countries also posted solid returns.

   However, the Fund's underweight position within these rebounding emerging market regions proved to be harmful and resulted in its underperformance when compared to its peers. As evidenced by our Top 10 holdings, we had a greater exposure to more established names in overseas areas, and although this approach is beneficial to the Fund's stability, it detracted from returns.

   In the technology sector, the upsurge in telecommunications positively contributed to the Fund's performance. One of the Fund's top ten holdings, Nokia, posted strong gains. The Finnish cell phone handset maker benefited from an increase in first-time cell phone subscriptions, stimulated by the introduction of affordable "one rate" plans. Nokia's performance was also boosted by shorter upgrade cycles for cell phone handsets, which resulted from technological advances such as longer battery life and the switch from analog to digital technology. Nokia should continue to perform well, as many less developed countries build out their wireless infrastructure.

   Another contributor to the Fund from the telecommunications sector was Deutsche Telekom. The German telecommunications giant benefited from Germany's significant economic recovery after a serious recession in 1998. Furthermore, the explosive growth in cell phone handset subscriptions boosted the company's stock price this year.

   The Fund's exposure to Sony also enhanced its performance. Sony, the world's leading consumer electronics company, benefited from the worldwide increase in Internet usage. Investors bid up shares of the company, as Sony is attempting to leverage its strong music and movie franchises in order to capture interactive media opportunities on the Internet. As the number of Internet subscribers grows, the company could see its business increase significantly.

   Looking ahead, the manager is cautiously optimistic about the prospects for international stocks. Given the slowing economy in the United States, the manager believes international stocks could outperform in the coming year.

PIMCO MID-CAP FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of companies
with market capitalizations of more
than $500 million (excluding the
largest 200 companies) that have
improving fundamentals and whose
stock is reasonably valued

FUND INCEPTION DATE
8/26/91

TOTAL NET ASSETS
$1.1 billion

NUMBER OF SECURITIES
IN THE
PORTFOLIO
77 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

               A SHARES              B SHARES                C SHARES
                                                                         Russell 2000    Lipper Mid-Cap
                          Adjusted               Adjusted    Adjusted    Mid-Cap Index   Core Fund Avg.
--------------------------------------------------------------------------------------------------------
1 YEAR          34.28%     26.89%     33.27%      28.27%      32.25%        12.65%         37.60%
3 YEARS         19.01%     16.79%     18.13%      17.41%      18.12%        16.16%         20.94%
5 YEARS         21.56%     20.20%     20.66%      20.47%      20.67%        18.74%         20.59%
INCEPTION       18.33%     17.58%     17.64%      17.64%      17.46%        --             --

CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                  PIMCO Mid-Cap             PIMCO Mid-Cap             PIMCO Mid-Cap          Russell 2000 Mid-Cap
                                         A                        B                         C                       Index
                                 ================          ================          ================          ================
             08/31/1991                     9,450                    10,000                    10,000                    10,000
             09/30/1991                     9,400                     9,940                     9,940                     9,942
             10/31/1991                     9,741                    10,295                    10,295                    10,145
             11/30/1991                     9,463                     9,995                     9,995                     9,726
             12/31/1991                    10,694                    11,288                    11,288                    10,816
             01/31/1992                    10,702                    11,290                    11,290                    11,019
             02/29/1992                    10,803                    11,390                    11,390                    11,272
             03/31/1992                    10,477                    11,038                    11,038                    10,984
             04/30/1992                    10,404                    10,955                    10,955                    11,070
             05/31/1992                    10,410                    10,954                    10,954                    11,142
             06/30/1992                    10,131                    10,654                    10,654                    10,961
             07/31/1992                    10,406                    10,936                    10,936                    11,419
             08/31/1992                    10,098                    10,606                    10,606                    11,156
             09/30/1992                    10,428                    10,946                    10,946                    11,388
             10/31/1992                    10,765                    11,293                    11,293                    11,666
             11/30/1992                    11,410                    11,962                    11,962                    12,254
             12/31/1992                    11,629                    12,184                    12,184                    12,583
             01/31/1993                    12,056                    12,624                    12,624                    12,835
             02/28/1993                    11,680                    12,223                    12,223                    12,849
             03/31/1993                    12,153                    12,710                    12,710                    13,267
             04/30/1993                    11,816                    12,350                    12,350                    12,916
             05/31/1993                    12,318                    12,867                    12,867                    13,326
             06/30/1993                    12,695                    13,253                    13,253                    13,476
             07/31/1993                    12,535                    13,077                    13,077                    13,541
             08/31/1993                    13,151                    13,712                    13,712                    14,143
             09/30/1993                    13,500                    14,067                    14,067                    14,198
             10/31/1993                    13,359                    13,911                    13,911                    14,209
             11/30/1993                    12,981                    13,510                    13,510                    13,880
             12/31/1993                    13,410                    13,947                    13,947                    14,383
             01/31/1994                    13,683                    14,222                    14,222                    14,779
             02/28/1994                    13,660                    14,190                    14,190                    14,578
             03/31/1994                    13,157                    13,659                    13,659                    13,957
             04/30/1994                    13,201                    13,695                    13,695                    14,053
             05/31/1994                    12,957                    13,434                    13,434                    14,072
             06/30/1994                    12,522                    12,974                    12,974                    13,656
             07/31/1994                    12,801                    13,255                    13,255                    14,124
             08/31/1994                    13,467                    13,936                    13,936                    14,794
             09/30/1994                    13,118                    13,567                    13,567                    14,432
             10/31/1994                    13,378                    13,827                    13,827                    14,543
             11/30/1994                    12,742                    13,161                    13,161                    13,901
             12/31/1994                    13,041                    13,461                    13,461                    14,082
             01/31/1995                    12,912                    13,320                    13,320                    14,371
             02/28/1995                    13,693                    14,118                    14,118                    15,115
             03/31/1995                    14,129                    14,558                    14,558                    15,547
             04/30/1995                    14,443                    14,873                    14,873                    15,782
             05/31/1995                    14,936                    15,372                    15,372                    16,300
             06/30/1995                    15,812                    16,264                    16,264                    16,848
             07/31/1995                    17,299                    17,782                    17,782                    17,666
             08/31/1995                    17,427                    17,903                    17,903                    17,937
             09/30/1995                    17,670                    18,142                    18,142                    18,342
             10/31/1995                    17,393                    17,846                    17,846                    17,932
             11/30/1995                    17,723                    18,173                    18,173                    18,824
             12/31/1995                    17,834                    18,275                    18,275                    18,933
             01/31/1996                    18,181                    18,619                    18,619                    19,332
             02/29/1996                    18,616                    19,054                    19,054                    19,786
             03/31/1996                    18,844                    19,274                    19,274                    20,073
             04/30/1996                    19,231                    19,659                    19,659                    20,641
             05/31/1996                    19,550                    19,972                    19,972                    20,953
             06/30/1996                    19,146                    19,547                    19,547                    20,638
             07/31/1996                    18,224                    18,593                    18,593                    19,361
             08/31/1996                    19,212                    19,589                    19,589                    20,283
             09/30/1996                    20,554                    20,945                    20,945                    21,285
             10/31/1996                    20,685                    21,065                    21,065                    21,455
             11/30/1996                    21,937                    22,327                    22,327                    22,762
             12/31/1996                    21,914                    22,289                    22,289                    22,530
             01/31/1997                    22,809                    23,183                    23,196                    23,373
             02/28/1997                    22,416                    22,783                    22,783                    23,338
             03/31/1997                    21,776                    22,108                    22,107                    22,346
             04/30/1997                    22,231                    22,558                    22,558                    22,902
             05/31/1997                    23,756                    24,097                    24,097                    24,573
             06/30/1997                    24,901                    25,235                    25,248                    25,377
             07/31/1997                    27,201                    27,563                    27,562                    27,494
             08/31/1997                    27,164                    27,500                    27,500                    27,194
             09/30/1997                    29,059                    29,402                    29,402                    28,747
             10/31/1997                    28,444                    28,752                    28,751                    27,628
             11/30/1997                    28,629                    28,927                    28,938                    28,286
             12/31/1997                    29,283                    29,577                    29,576                    29,067
             01/31/1998                    28,761                    29,021                    29,020                    28,520
             02/28/1998                    30,443                    30,703                    30,702                    30,750
             03/31/1998                    31,369                    31,617                    31,616                    32,208
             04/30/1998                    31,812                    32,041                    32,054                    32,289
             05/31/1998                    30,716                    30,929                    30,928                    31,291
             06/30/1998                    31,303                    31,485                    31,484                    31,724
             07/31/1998                    30,389                    30,560                    30,559                    30,211
             08/31/1998                    24,965                    25,089                    25,089                    25,377
             09/30/1998                    26,765                    26,898                    26,878                    27,019
             10/31/1998                    27,496                    27,633                    27,592                    28,862
             11/30/1998                    29,008                    29,152                    29,091                    30,227
             12/31/1998                    31,468                    31,625                    31,552                    31,998
             01/31/1999                    30,111                    30,262                    30,160                    31,944
             02/28/1999                    28,467                    28,609                    28,505                    30,880
             03/31/1999                    28,604                    28,747                    28,630                    31,847
             04/30/1999                    30,071                    30,221                    30,076                    34,200
             05/31/1999                    30,002                    30,152                    29,980                    34,101
             06/30/1999                    31,262                    31,418                    31,233                    35,305
             07/31/1999                    30,399                    30,551                    30,343                    34,334
             08/31/1999                    29,372                    29,518                    29,299                    33,445
             09/30/1999                    28,811                    28,955                    28,727                    32,267
             10/31/1999                    29,785                    29,933                    29,675                    33,797
             11/30/1999                    31,482                    31,639                    31,346                    34,770
             12/31/1999                    35,415                    35,591                    35,243                    37,830
             01/31/2000                    34,565                    34,737                    34,365                    36,578
             02/29/2000                    42,062                    42,271                    41,805                    39,391
             03/31/2000                    43,791                    44,009                    43,490                    41,648
             04/30/2000                    41,071                    41,276                    40,772                    39,678
             05/31/2000                    40,180                    40,380                    39,854                    38,626
             06/30/2000                    41,980                    42,189                    41,624                    39,770

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund invests in medium companies, which may entail greater risk than larger companies, including higher volatility. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
ALLERGAN, INC.                        1.9%
Health Care
--------------------------------------------------------------------------------
INTEGRATED DEVICE TECHNOLOGY, INC.    1.8%
Technology
--------------------------------------------------------------------------------
TEKTRONIX, INC.                       1.8%
Technology
--------------------------------------------------------------------------------
WATERS CORP.                          1.8%
Capital Goods
--------------------------------------------------------------------------------
BROCADE COMM. SYSTEMS, INC.           1.7%
Technology
--------------------------------------------------------------------------------
CIENA CORP.                           1.6%
Technology
--------------------------------------------------------------------------------
IDEC PHARMACEUTICALS CORP.            1.6%
Health Care
--------------------------------------------------------------------------------
ADC TELECOMMUNICATION, INC.           1.6%
Communications
--------------------------------------------------------------------------------
DENDRITE INTERNATIONAL, INC.          1.6%
Technology
--------------------------------------------------------------------------------
APACHE CORP.                          1.6%
Energy
--------------------------------------------------------------------------------
TOP TEN TOTAL                        17.0%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                           % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                           31.5%
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES        17.0%
--------------------------------------------------------------------------------
ENERGY                               16.7%
--------------------------------------------------------------------------------
HEALTH CARE                           5.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                5.0%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         93.7%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                      6.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 2000, PIMCO Mid-Cap Fund posted a return of 34.28%, significantly outperforming the Russell 2000 Mid-Cap Index.

   The technology sector contributed to the Fund's strong performance, proving extremely attractive to investors because of its high earnings growth and solid fundamentals. A variety of areas within technology showed strength at different times during the year, including semiconductor manufacturers, business-to-business Internet companies, telecommunications providers and software companies.

   The energy sector also contributed to the Fund's performance over the past year. Apache, an independent gas and oil exploration company, saw its stock price soar over the past year, benefiting from rising oil and gas prices. And, as a result of a recent acquisition, the company was able to increase its oil and gas production to meet greater demand. With energy prices showing no signs of retreating, this company should continue to perform well in the coming months.

   The biotechnology sector also enhanced the Fund's performance during this period. Investors were attracted to biotech companies because of their strong product pipelines. In addition, the industry is benefiting from a strong demographic trend--the aging of Baby Boomers--that has increased demand for pharmaceutical products. Allergan, the Fund's largest holding and a provider of eye care and specialty pharmaceutical products, benefited from having a large share of a growing market--ocular pharmaceuticals. Fourth-largest holding Waters Corporation also had a substantial impact on the Fund's performance. The company, which manufactures equipment for the biotechnology industry, enjoyed higher revenues as a result of increased sales of its equipment, as biotechnological research continues to expand to new frontiers.

   One disappointment for the Fund this year was the retail industry. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

   Looking ahead, the manager believes that investors will pay more attention to valuation as a result of the recent market correction and rising interest rates. In addition, the manager is optimistic that mid-cap stocks in general and PIMCO Mid-Cap Fund in particular will continue to outperform the stock market given the positive economic climate.

PIMCO OPPORTUNITY FUND

June 30, 2000

OBJECTIVE
Capital
appreciation;
no consideration given to income

PORTFOLIO
Common stocks of companies with
market capitalizations of
between $100 million and
$2 billion

FUND INCEPTION DATE
2/24/84

TOTAL NET ASSETS
$619.0 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO
94 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

             A SHARES               B SHARES               C SHARES                  Lipper Sm.
                                                                      Russell 2000   Cap. Growth
                         Adjusted               Adjusted   Adjusted   Index          Fund Avg.
-------------------------------------------------------------------------------------------------
1 YEAR        50.77%      42.48%     49.78%      44.78%     48.88%       14.31%       57.71%
5 YEARS       16.57%      15.26%     15.73%      15.54%     15.73%       14.27%       21.89%
10 YEARS      20.91%      20.23%     20.30%      20.30%     20.05%       13.56%       18.29%
INCEPTION     19.32%      18.91%     18.93%      18.93%     18.45%       --           --

CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                 PIMCO Opportunity        PIMCO Opportunity         PIMCO Opportunity          Russell 2000
                                         A                       B                          C                     Index
                                 ================         ================          ================         ================
             02/29/1984                     9,450                   10,000                    10,000                   10,000
             03/31/1984                     9,087                    9,610                     9,610                   10,059
             04/30/1984                     9,246                    9,771                     9,771                   10,004
             05/31/1984                     8,981                    9,486                     9,486                    9,485
             06/30/1984                     9,275                    9,791                     9,790                    9,757
             07/31/1984                     9,046                    9,542                     9,542                    9,281
             08/31/1984                    10,520                   11,091                    11,091                   10,373
             09/30/1984                    10,136                   10,679                    10,680                   10,293
             10/31/1984                    10,034                   10,564                    10,564                   10,104
             11/30/1984                     9,642                   10,144                    10,145                    9,835
             12/31/1984                    10,143                   10,665                    10,666                    9,995
             01/31/1985                    11,884                   12,489                    12,490                   11,320
             02/28/1985                    12,135                   12,745                    12,746                   11,624
             03/31/1985                    11,570                   12,143                    12,145                   11,386
             04/30/1985                    11,361                   11,916                    11,918                   11,245
             05/31/1985                    11,829                   12,399                    12,401                   11,658
             06/30/1985                    12,100                   12,675                    12,677                   11,790
             07/31/1985                    12,380                   12,960                    12,963                   12,120
             08/31/1985                    12,030                   12,586                    12,588                   12,004
             09/30/1985                    11,350                   11,866                    11,869                   11,278
             10/31/1985                    11,700                   12,224                    12,227                   11,706
             11/30/1985                    12,565                   13,120                    13,123                   12,549
             12/31/1985                    13,269                   13,847                    13,850                   13,101
             01/31/1986                    13,338                   13,911                    13,914                   13,308
             02/28/1986                    14,194                   14,795                    14,799                   14,264
             03/31/1986                    14,850                   15,470                    15,474                   14,956
             04/30/1986                    15,325                   15,954                    15,959                   15,177
             05/31/1986                    16,068                   16,718                    16,723                   15,701
             06/30/1986                    16,322                   16,971                    16,976                   15,682
             07/31/1986                    14,515                   15,082                    15,086                   14,215
             08/31/1986                    14,646                   15,209                    15,213                   14,668
             09/30/1986                    13,405                   13,910                    13,914                   13,763
             10/31/1986                    13,840                   14,352                    14,357                   14,309
             11/30/1986                    14,096                   14,609                    14,613                   14,260
             12/31/1986                    13,970                   14,469                    14,473                   13,848
             01/31/1987                    15,566                   16,113                    16,118                   15,450
             02/28/1987                    17,050                   17,640                    17,645                   16,750
             03/31/1987                    17,726                   18,328                    18,333                   17,200
             04/30/1987                    17,286                   17,862                    17,867                   16,703
             05/31/1987                    17,105                   17,664                    17,669                   16,650
             06/30/1987                    17,398                   17,956                    17,960                   17,076
             07/31/1987                    18,053                   18,620                    18,625                   17,607
             08/31/1987                    19,037                   19,622                    19,628                   18,125
             09/30/1987                    18,935                   19,506                    19,511                   17,791
             10/31/1987                    14,011                   14,423                    14,427                   12,344
             11/30/1987                    13,170                   13,549                    13,552                   11,682
             12/31/1987                    14,975                   15,397                    15,400                   12,621
             01/31/1988                    14,883                   15,292                    15,295                   13,169
             02/29/1988                    16,044                   16,476                    16,480                   14,354
             03/31/1988                    16,682                   17,120                    17,125                   15,028
             04/30/1988                    17,160                   17,599                    17,605                   15,368
             05/31/1988                    16,513                   16,925                    16,930                   14,951
             06/30/1988                    18,103                   18,545                    18,549                   16,018
             07/31/1988                    17,207                   17,616                    17,620                   15,865
             08/31/1988                    16,734                   17,121                    17,125                   15,459
             09/30/1988                    17,360                   17,751                    17,755                   15,867
             10/31/1988                    16,932                   17,302                    17,305                   15,691
             11/30/1988                    16,634                   16,987                    16,990                   15,168
             12/31/1988                    17,202                   17,556                    17,559                   15,762
             01/31/1989                    18,183                   18,546                    18,549                   16,465
             02/28/1989                    17,973                   18,322                    18,324                   16,586
             03/31/1989                    18,705                   19,056                    19,059                   16,977
             04/30/1989                    20,026                   20,390                    20,394                   17,717
             05/31/1989                    21,453                   21,830                    21,833                   18,479
             06/30/1989                    20,729                   21,081                    21,083                   18,058
             07/31/1989                    22,379                   22,747                    22,748                   18,760
             08/31/1989                    23,101                   23,465                    23,468                   19,217
             09/30/1989                    23,307                   23,660                    23,663                   19,277
             10/31/1989                    21,949                   22,267                    22,268                   18,134
             11/30/1989                    22,406                   22,716                    22,718                   18,250
             12/31/1989                    22,641                   22,941                    22,942                   18,323
             01/31/1990                    20,588                   20,847                    20,848                   16,722
             02/28/1990                    21,251                   21,505                    21,506                   17,241
             03/31/1990                    22,133                   22,385                    22,385                   17,918
             04/30/1990                    21,662                   21,895                    21,895                   17,332
             05/31/1990                    23,681                   23,922                    23,922                   18,560
             06/30/1990                    24,181                   24,413                    24,412                   18,609
             07/31/1990                    23,979                   24,193                    24,192                   17,793
             08/31/1990                    21,164                   21,338                    21,337                   15,413
             09/30/1990                    20,004                   20,156                    20,155                   14,043
             10/31/1990                    19,330                   19,463                    19,462                   13,185
             11/30/1990                    20,835                   20,967                    20,966                   14,191
             12/31/1990                    21,150                   21,259                    21,257                   14,748
             01/31/1991                    23,175                   23,278                    23,277                   16,077
             02/28/1991                    24,750                   24,845                    24,844                   17,880
             03/31/1991                    27,260                   27,364                    27,351                   19,134
             04/30/1991                    26,637                   26,738                    26,724                   19,085
             05/31/1991                    29,302                   29,414                    29,405                   19,994
             06/30/1991                    26,515                   26,617                    26,585                   18,838
             07/31/1991                    28,800                   28,910                    28,866                   19,497
             08/31/1991                    30,392                   30,508                    30,450                   20,216
             09/30/1991                    31,067                   31,186                    31,112                   20,374
             10/31/1991                    32,850                   32,976                    32,871                   20,912
             11/30/1991                    30,652                   30,769                    30,660                   19,944
             12/31/1991                    35,710                   35,847                    35,732                   21,540
             01/31/1992                    38,434                   38,581                    38,415                   23,287
             02/29/1992                    39,805                   39,957                    39,757                   23,967
             03/31/1992                    38,453                   38,600                    38,396                   23,156
             04/30/1992                    36,338                   36,477                    36,249                   22,343
             05/31/1992                    36,681                   36,822                    36,575                   22,640
             06/30/1992                    35,824                   35,961                    35,693                   21,576
             07/31/1992                    37,252                   37,395                    37,074                   22,326
             08/31/1992                    35,748                   35,885                    35,559                   21,695
             09/30/1992                    37,786                   37,931                    37,571                   22,195
             10/31/1992                    39,843                   39,995                    39,584                   22,895
             11/30/1992                    43,157                   43,322                    42,842                   24,648
             12/31/1992                    46,271                   46,448                    45,900                   25,506
             01/31/1993                    49,141                   49,329                    48,711                   26,369
             02/28/1993                    46,541                   46,719                    46,133                   25,761
             03/31/1993                    49,912                   50,102                    49,429                   26,596
             04/30/1993                    48,236                   48,421                    47,743                   25,865
             05/31/1993                    52,472                   52,673                    51,930                   27,009
             06/30/1993                    55,245                   55,456                    54,624                   27,177
             07/31/1993                    57,227                   57,446                    56,542                   27,552
             08/31/1993                    61,097                   61,331                    60,342                   28,742
             09/30/1993                    64,371                   64,617                    63,520                   29,553
             10/31/1993                    63,966                   64,210                    63,094                   30,314
             11/30/1993                    60,653                   60,885                    59,799                   29,327
             12/31/1993                    63,452                   63,695                    62,499                   30,329
             01/31/1994                    65,907                   66,159                    64,890                   31,279
             02/28/1994                    64,327                   64,573                    63,296                   31,165
             03/31/1994                    59,376                   59,604                    58,366                   29,524
             04/30/1994                    59,419                   59,646                    58,387                   29,699
             05/31/1994                    56,319                   56,534                    55,302                   29,365
             06/30/1994                    51,429                   51,626                    50,456                   28,374
             07/31/1994                    54,571                   54,779                    53,518                   28,841
             08/31/1994                    58,835                   59,060                    57,651                   30,447
             09/30/1994                    60,063                   60,293                    58,826                   30,344
             10/31/1994                    63,205                   63,447                    61,867                   30,221
             11/30/1994                    59,813                   60,042                    58,511                   29,000
             12/31/1994                    60,895                   61,128                    59,538                   29,776
             01/31/1995                    58,942                   59,168                    57,566                   29,400
             02/28/1995                    62,206                   62,444                    60,729                   30,624
             03/31/1995                    65,383                   65,633                    63,805                   31,149
             04/30/1995                    67,272                   67,530                    65,604                   31,841
             05/31/1995                    68,624                   68,887                    66,860                   32,388
             06/30/1995                    75,042                   75,329                    73,077                   34,069
             07/31/1995                    82,125                   82,439                    79,945                   36,031
             08/31/1995                    81,223                   81,534                    79,012                   36,777
             09/30/1995                    83,885                   84,206                    81,548                   37,433
             10/31/1995                    81,182                   81,492                    78,860                   35,759
             11/30/1995                    84,917                   85,241                    82,436                   37,262
             12/31/1995                    86,817                   87,149                    84,261                   38,245
             01/31/1996                    82,750                   83,067                    80,227                   38,203
             02/29/1996                    86,630                   86,962                    83,965                   39,394
             03/31/1996                    90,138                   90,483                    87,323                   40,196
             04/30/1996                    99,173                   99,552                    95,989                   42,345
             05/31/1996                   105,868                  106,273                   102,407                   44,014
             06/30/1996                   100,021                  100,403                    96,693                   42,207
             07/31/1996                    87,822                   88,158                    84,859                   38,520
             08/31/1996                    92,339                   92,692                    89,164                   40,757
             09/30/1996                    99,274                   99,654                    95,797                   42,350
             10/31/1996                    93,137                   93,494                    89,814                   41,697
             11/30/1996                    93,776                   94,135                    90,357                   43,415
             12/31/1996                    97,593                   97,966                    93,990                   44,553
             01/31/1997                    94,018                   94,378                    90,472                   45,443
             02/28/1997                    84,524                   84,847                    81,311                   44,341
             03/31/1997                    77,712                   78,010                    74,685                   42,249
             04/30/1997                    76,017                   76,308                    73,006                   42,366
             05/31/1997                    87,239                   87,573                    83,753                   47,080
             06/30/1997                    90,477                   90,823                    86,796                   49,098
             07/31/1997                    93,591                   93,949                    89,744                   51,382
             08/31/1997                    97,383                   97,755                    93,294                   52,559
             09/30/1997                   104,598                  104,998                   100,173                   56,406
             10/31/1997                    96,674                   97,043                    92,502                   53,930
             11/30/1997                    93,068                   93,424                    89,015                   53,579
             12/31/1997                    93,658                   94,016                    89,526                   54,517
             01/31/1998                    92,078                   92,431                    87,929                   53,656
             02/28/1998                   101,581                  101,970                    96,970                   57,626
             03/31/1998                   105,199                  105,601                   100,336                   60,000
             04/30/1998                   104,706                  105,107                    99,825                   60,332
             05/31/1998                    98,524                   98,901                    93,876                   57,080
             06/30/1998                   103,029                  103,424                    98,091                   57,200
             07/31/1998                    94,179                   94,540                    89,626                   52,567
             08/31/1998                    70,964                   71,236                    67,497                   42,358
             09/30/1998                    76,584                   76,877                    72,796                   45,675
             10/31/1998                    79,908                   80,214                    75,890                   47,539
             11/30/1998                    86,453                   86,783                    82,075                   50,030
             12/31/1998                    95,522                   95,887                    90,676                   53,126
             01/31/1999                   100,087                  100,470                    94,983                   53,833
             02/28/1999                    88,447                   88,786                    83,851                   49,472
             03/31/1999                    94,524                   94,885                    89,545                   50,244
             04/30/1999                   100,923                  101,309                    95,526                   54,746
             05/31/1999                    99,530                   99,911                    94,189                   55,545
             06/30/1999                   107,114                  107,524                   101,215                   58,056
             07/31/1999                   107,746                  108,159                   101,803                   56,465
             08/31/1999                   105,602                  106,006                    99,756                   54,376
             09/30/1999                   108,147                  108,561                   102,061                   54,387
             10/31/1999                   112,679                  113,110                   106,286                   54,605
             11/30/1999                   126,899                  127,384                   119,593                   57,864
             12/31/1999                   157,659                  158,262                   148,702                   64,415
             01/31/2000                   158,684                  159,291                   149,535                   63,378
             02/29/2000                   203,781                  204,561                   191,943                   73,841
             03/31/2000                   190,128                  190,855                   178,910                   68,975
             04/30/2000                   155,145                  155,738                   145,972                   64,823
             05/31/2000                   139,909                  140,445                   131,477                   61,044
             06/30/2000                   161,483                  162,101                   151,712                   66,367

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 20.19% & 18.54%, respectively. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. This Fund may also invest in technology, which may entail greater risk due to volatility of the technology market in general. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                      % of Total Investments
--------------------------------------------------------------------------------
WINSTAR COMMUNICATIONS, INC.          2.4%
Communications
--------------------------------------------------------------------------------
ART TECHNOLOGY GROUP, INC.            1.9%
Technology
--------------------------------------------------------------------------------
NETRO CORP.                           1.9%
Technology
--------------------------------------------------------------------------------
AVIS RENT A CAR, INC.                 1.9%
Consumer Services
--------------------------------------------------------------------------------
AEROFLEX, INC.                        1.8%
Technology
--------------------------------------------------------------------------------
TRANSWITCH CORP.                      1.8%
Technology
--------------------------------------------------------------------------------
KANA COMMUNICATIONS, INC.             1.8%
Technology
--------------------------------------------------------------------------------
VARIAN SEMICONDUCTOR EQUIPMENT        1.8%
Technology
--------------------------------------------------------------------------------
DIGITAL MICROWAVE CORP.               1.7%
Technology
--------------------------------------------------------------------------------
INFORMATICA CORP.                     1.7%
Technology
--------------------------------------------------------------------------------
TOP TEN TOTAL                        18.7%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                           % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                           51.3%
--------------------------------------------------------------------------------
HEALTH CARE                          10.7%
--------------------------------------------------------------------------------
ENERGY                                8.5%
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES         6.8%
--------------------------------------------------------------------------------
COMMUNICATIONS                        5.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                         94.5%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                      5.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the twelve-month period ended June 30, 2000, PIMCO Opportunity Fund Class A shares returned 50.77%, significantly outperforming the Russell 2000 Index's return of 14.31% for the same period.

   The Fund's best performance in the past year was delivered by the technology sector. This sector benefited from an increase in corporate spending as companies recognized technology's ability to boost profit margins. Many areas within technology showed incredible strength, including semiconductors. Fairchild Semiconductor, a company that designs and develops memory semiconductors, aided the Fund's performance. It benefited from greater demand for semiconductors, fueled by the global economic recovery, as well as general investor interest in technology stocks.

   Another stellar performer for the Fund was True North Communications, the sixth largest advertising agency in the world, and the fifth largest holding of the Fund. It benefited from the booming domestic economy, which has caused an increase in corporate advertising expenditures. Furthermore, the massive increase in Internet advertising has helped True North considerably, as it owns a significant share of an Internet advertising agency.

   The biotechnology industry also enhanced the Fund's performance during the past year. Medicis Pharmaceutical, a company that offers prescription and over-the-counter products to treat a number of dermatological conditions, showed tremendous strength. Aside from announcing record earnings in 1999, the company recently introduced Plexion, a new prescription cleanser specifically designed for the treatment of the acne rosacea--the only one of its kind. This news propelled the stock's price more than 125% in the past year.

   The manager believes that the economy has slowed, and that the Fed is nearing the end of the rate hike cycle, which should bode well for a market rebound over the next six months. While the manager expects continued volatility, he is optimistic that small-caps can perform well if the economy does not enter a recession and interest rates don't rise significantly.

PIMCO RENAISSANCE FUND

June 30, 2000

OBJECTIVE
Long-term
growth of capital
and income

PORTFOLIO
Primarily common stocks of
companies with below-average
valuations whose business
fundamentals are expected to improve

FUND INCEPTION DATE
4/18/88

TOTAL NET ASSETS
$478.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
60 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                A SHARES            B SHARES          C SHARES                Lipper Multi-
                                                                Russell 1000  Cap Value
                        Adjusted            Adjusted  Adjusted  Value Index   Value Index
--------------------------------------------------------------------------------------------------
1 YEAR          3.36%    -2.33%     2.59%    -1.47%     1.79%      -8.92%        -3.99%
5 YEARS        20.56%    19.20%    19.63%    19.43%    19.67%      17.79%        14.20%
10 YEARS       15.07%    14.43%    14.48%    14.48%    14.21%      15.24%        12.90%
INCEPTION      13.82%    13.29%    13.33%    13.33%    12.97%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                 PIMCO Renaissance        PIMCO Renaissance         PIMCO Renaissance          Russell 1000
                                         A                       B                         C                      Value
                                 ================         ================          ================         ================
             04/30/1988                     9,450                   10,000                    10,000                   10,000
             05/31/1988                     9,460                   10,000                    10,000                   10,145
             06/30/1988                     9,671                   10,220                    10,220                   10,625
             07/31/1988                     9,652                   10,190                    10,190                   10,628
             08/31/1988                     9,516                   10,038                    10,038                   10,419
             09/30/1988                     9,652                   10,180                    10,180                   10,758
             10/31/1988                     9,770                   10,291                    10,291                   11,002
             11/30/1988                     9,711                   10,230                    10,230                   10,868
             12/31/1988                    10,030                   10,561                    10,561                   11,000
             01/31/1989                    10,340                   10,872                    10,872                   11,754
             02/28/1989                    10,280                   10,810                    10,810                   11,568
             03/31/1989                    10,380                   10,904                    10,904                   11,822
             04/30/1989                    10,653                   11,187                    11,187                   12,307
             05/31/1989                    10,956                   11,501                    11,501                   12,797
             06/30/1989                    11,036                   11,574                    11,574                   12,748
             07/31/1989                    11,251                   11,797                    11,797                   13,608
             08/31/1989                    11,599                   12,148                    12,148                   13,945
             09/30/1989                    11,465                   11,998                    11,998                   13,812
             10/31/1989                    11,258                   11,772                    11,772                   13,319
             11/30/1989                    11,237                   11,751                    11,751                   13,472
             12/31/1989                    11,240                   11,741                    11,741                   13,770
             01/31/1990                    10,690                   11,160                    11,160                   12,912
             02/28/1990                    10,690                   11,160                    11,160                   13,238
             03/31/1990                    10,967                   11,435                    11,435                   13,373
             04/30/1990                    10,638                   11,082                    11,082                   12,852
             05/31/1990                    11,296                   11,765                    11,765                   13,919
             06/30/1990                    11,249                   11,705                    11,705                   13,603
             07/31/1990                    10,947                   11,383                    11,383                   13,484
             08/31/1990                    10,199                   10,596                    10,596                   12,298
             09/30/1990                     9,478                    9,837                     9,837                   11,703
             10/31/1990                     9,093                    9,427                     9,427                   11,543
             11/30/1990                     9,396                    9,741                     9,741                   12,343
             12/31/1990                     9,575                    9,926                     9,926                   12,657
             01/31/1991                     9,883                   10,232                    10,232                   13,227
             02/28/1991                    10,485                   10,844                    10,844                   14,106
             03/31/1991                    10,729                   11,096                    11,096                   14,315
             04/30/1991                    10,848                   11,207                    11,207                   14,421
             05/31/1991                    11,408                   11,787                    11,787                   14,959
             06/30/1991                    11,013                   11,365                    11,365                   14,329
             07/31/1991                    11,422                   11,776                    11,776                   14,929
             08/31/1991                    11,891                   12,249                    12,249                   15,201
             09/30/1991                    12,075                   12,439                    12,439                   15,089
             10/31/1991                    12,331                   12,690                    12,690                   15,339
             11/30/1991                    11,941                   12,288                    12,288                   14,552
             12/31/1991                    12,864                   13,226                    13,226                   15,771
             01/31/1992                    13,086                   13,454                    13,454                   15,796
             02/29/1992                    13,358                   13,709                    13,709                   16,183
             03/31/1992                    13,098                   13,435                    13,435                   15,948
             04/30/1992                    13,111                   13,448                    13,448                   16,635
             05/31/1992                    13,248                   13,576                    13,576                   16,718
             06/30/1992                    13,097                   13,415                    13,415                   16,614
             07/31/1992                    13,410                   13,723                    13,723                   17,255
             08/31/1992                    13,235                   13,531                    13,531                   16,728
             09/30/1992                    13,369                   13,665                    13,665                   16,959
             10/31/1992                    13,331                   13,626                    13,626                   16,975
             11/30/1992                    13,685                   13,975                    13,975                   17,532
             12/31/1992                    13,979                   14,254                    14,254                   17,949
             01/31/1993                    14,183                   14,463                    14,463                   18,471
             02/28/1993                    14,056                   14,332                    14,332                   19,121
             03/31/1993                    14,606                   14,874                    14,874                   19,685
             04/30/1993                    14,490                   14,743                    14,743                   19,432
             05/31/1993                    14,837                   15,084                    15,084                   19,823
             06/30/1993                    15,134                   15,380                    15,380                   20,260
             07/31/1993                    15,471                   15,722                    15,722                   20,487
             08/31/1993                    16,480                   16,723                    16,723                   21,226
             09/30/1993                    16,753                   16,994                    16,994                   21,260
             10/31/1993                    16,987                   17,232                    17,232                   21,246
             11/30/1993                    16,571                   16,783                    16,783                   20,807
             12/31/1993                    17,069                   17,281                    17,281                   21,202
             01/31/1994                    17,563                   17,768                    17,768                   22,005
             02/28/1994                    17,376                   17,565                    17,565                   21,252
             03/31/1994                    16,422                   16,593                    16,593                   20,462
             04/30/1994                    16,314                   16,470                    16,470                   20,854
             05/31/1994                    16,234                   16,389                    16,389                   21,094
             06/30/1994                    15,856                   16,000                    16,000                   20,589
             07/31/1994                    16,248                   16,382                    16,382                   21,230
             08/31/1994                    17,032                   17,148                    17,148                   21,839
             09/30/1994                    16,993                   17,114                    17,114                   21,115
             10/31/1994                    16,952                   17,059                    17,059                   21,409
             11/30/1994                    16,258                   16,346                    16,346                   20,544
             12/31/1994                    16,326                   16,408                    16,408                   20,781
             01/31/1995                    16,367                   16,436                    16,436                   21,420
             02/28/1995                    16,738                   16,795                    16,795                   22,267
             03/31/1995                    17,191                   17,244                    17,244                   22,756
             04/30/1995                    17,494                   17,549                    17,549                   23,475
             05/31/1995                    17,550                   17,604                    17,577                   24,463
             06/30/1995                    17,991                   18,048                    18,014                   24,794
             07/31/1995                    18,880                   18,939                    18,892                   25,658
             08/31/1995                    19,102                   19,162                    19,101                   26,020
             09/30/1995                    19,727                   19,789                    19,707                   26,961
             10/31/1995                    19,769                   19,831                    19,749                   26,693
             11/30/1995                    20,732                   20,796                    20,686                   28,045
             12/31/1995                    20,993                   21,058                    20,938                   28,750
             01/31/1996                    21,705                   21,773                    21,635                   29,646
             02/29/1996                    22,002                   22,071                    21,917                   29,870
             03/31/1996                    22,180                   22,249                    22,078                   30,378
             04/30/1996                    22,537                   22,608                    22,435                   30,494
             05/31/1996                    23,073                   23,146                    22,940                   30,876
             06/30/1996                    23,134                   23,206                    22,988                   30,901
             07/31/1996                    22,132                   22,201                    21,990                   29,733
             08/31/1996                    23,014                   23,086                    22,839                   30,584
             09/30/1996                    24,140                   24,215                    23,947                   31,799
             10/31/1996                    24,966                   25,044                    24,753                   33,029
             11/30/1996                    26,241                   26,323                    26,006                   35,424
             12/31/1996                    26,312                   26,394                    26,046                   34,972
             01/31/1997                    27,263                   27,348                    26,972                   36,667
             02/28/1997                    27,125                   27,210                    26,818                   37,206
             03/31/1997                    26,438                   26,521                    26,126                   35,868
             04/30/1997                    27,547                   27,633                    27,208                   37,374
             05/31/1997                    29,245                   29,336                    28,872                   39,464
             06/30/1997                    30,785                   30,881                    30,380                   41,157
             07/31/1997                    33,528                   33,633                    33,042                   44,253
             08/31/1997                    32,712                   32,815                    32,218                   42,678
             09/30/1997                    35,095                   35,205                    34,550                   45,255
             10/31/1997                    33,477                   33,582                    32,936                   43,993
             11/30/1997                    34,800                   34,908                    34,207                   45,937
             12/31/1997                    35,764                   35,876                    35,135                   47,278
             01/31/1998                    35,785                   35,897                    35,135                   46,612
             02/28/1998                    38,509                   38,629                    37,781                   49,749
             03/31/1998                    39,966                   40,091                    39,218                   52,793
             04/30/1998                    40,852                   40,980                    40,051                   53,147
             05/31/1998                    40,008                   40,133                    39,197                   52,360
             06/30/1998                    40,325                   40,451                    39,489                   53,031
             07/31/1998                    39,502                   39,625                    38,636                   52,098
             08/31/1998                    32,490                   32,592                    31,762                   44,346
             09/30/1998                    33,631                   33,736                    32,868                   46,891
             10/31/1998                    35,087                   35,197                    34,265                   50,525
             11/30/1998                    37,305                   37,421                    36,410                   52,880
             12/31/1998                    39,879                   40,003                    38,904                   54,678
             01/31/1999                    42,411                   42,543                    41,335                   55,115
             02/28/1999                    40,341                   40,467                    39,289                   54,338
             03/31/1999                    42,144                   42,276                    41,022                   55,463
             04/30/1999                    44,285                   44,424                    43,089                   60,643
             05/31/1999                    42,970                   43,104                    41,766                   59,976
             06/30/1999                    44,332                   44,471                    43,090                   61,715
             07/31/1999                    44,549                   44,689                    43,284                   59,907
             08/31/1999                    43,137                   43,272                    41,890                   57,684
             09/30/1999                    39,898                   40,022                    38,715                   55,665
             10/31/1999                    39,654                   39,778                    38,452                   58,872
             11/30/1999                    41,066                   41,194                    39,798                   58,413
             12/31/1999                    43,793                   43,930                    42,416                   58,693
             01/31/2000                    41,923                   42,054                    40,559                   56,780
             02/29/2000                    39,257                   39,379                    37,971                   52,561
             03/31/2000                    44,222                   44,361                    42,721                   58,973
             04/30/2000                    45,784                   45,927                    44,242                   58,289
             05/31/2000                    47,285                   47,433                    45,671                   58,901
             06/30/2000                    45,815                   45,958                    44,210                   56,209

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 14.37% & 13.10%, respectively. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                         % of Total Investments
-------------------------------------------------------------------------------
FOUNDATION HEALTH SYSTEMS, INC. `A'      5.8%
Health Care
-------------------------------------------------------------------------------
ACE LTD.                                 5.4%
Financial & Business Services
-------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                  4.8%
Financial & Business Services
-------------------------------------------------------------------------------
TUPPERWARE CORP.                         4.3%
Consumer Discretionary
-------------------------------------------------------------------------------
NIAGARA MOHAWK HOLDINGS, INC.            4.0%
Utilities
-------------------------------------------------------------------------------
CNH GLOBAL NV                            3.9%
Capital Goods
-------------------------------------------------------------------------------
AETNA, INC.                              3.4%
Health Care & Business Services
-------------------------------------------------------------------------------
R & B FALCON CORP.                       3.3%
Energy
-------------------------------------------------------------------------------
ARROW ELECTRONICS, INC.                  2.7%
Technology
-------------------------------------------------------------------------------
SUIZA FOODS CORP.                        2.6%
Consumer Staples
-------------------------------------------------------------------------------
TOP TEN TOTAL                           40.2%
-------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                              % of Total Investments
-------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES           21.9%
-------------------------------------------------------------------------------
CONSUMER STAPLES                        12.4%
-------------------------------------------------------------------------------
HEALTH CARE                             11.6%
-------------------------------------------------------------------------------
UTILITIES                                8.7%
-------------------------------------------------------------------------------
ENERGY                                   8.5%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
COMMON STOCK                            95.3%
-------------------------------------------------------------------------------
CASH EQUIVALENTS                         3.8%
-------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES                0.9%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Renaissance Fund posted strong relative returns for the one-year period ended June 30, 2000. The Fund's Class A shares returned 3.36%, outperforming the Russell 1000 Value Index return of -8.92% and the Lipper Multi-Cap Value Fund Average return of -3.99% for the same period.

   The technology sector contributed to the Fund's performance. The Fund invested in a number of cyclical technology companies, such as semiconductor manufacturers and electronics distributors, that exhibited low valuations early in this period. Micron Technology, a leading maker of chips for PCs, has contributed to the Fund's performance for much of the year, as the demand for semiconductors has outpaced supply. Arrow Electronics, the world's largest distributor of electronic components and computer products to industrial and commercial customers, was another standout performer. It benefited from the global economic recovery, which boosted demand for its products. The company's global distribution network spans the world's three dominant electronic markets--North America, Europe, and the Asia/Pacific region.
Furthermore, it is poised to continue its growth given the strong global economy.

   The property and casualty (P&C) industry also boosted the Fund's returns. The industry was finally able to gain pricing power in the past year, as it shed its weakest players and finally increased its extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace Limited, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, outperformed.

   The financial services sector was a disappointment but the fund's underweighting in this area benefited its performance. Companies such as Federal Home Loan Management mostly underperformed in the first half of 2000 as a result of rising interest rates and signs that the economy is slowing. With profit margins being squeezed and fewer home mortgage originations, these companies proved unattractive to investors.

   Looking ahead, the manager is optimistic that PIMCO Renaissance Fund will continue its relative outperformance, given the positioning of its portfolio and its philosophy of investing in low valuation stocks with a catalyst for positive price appreciation. In addition, the manager is hopeful that, in the coming months, investors will once again favor value stocks.

PIMCO SELECT GROWTH FUND

June 30, 2000

OBJECTIVE
Long-term growth
of capital; income
is incidental

PORTFOLIO
Common stocks of
companies with
market capitalizations
of at least
$10 billion

FUND INCEPTION DATE
12/28/94

TOTAL NET ASSETS
$16.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
16 (not including
short-term
instruments)

PIMCO ADVISORS
INSTITUTIONAL
MANAGER
PIMCO Equity
Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                 A SHARES            B SHARES         C SHARES                Lipper Large-
                                                                  S&P 500     Cap Growth
                        Adjusted           Adjusted   Adjusted    Index       Fund Avg.
--------------------------------------------------------------------------------------------------
1 YEAR         12.63%     6.43%    11.86%     7.08%    10.90%       7.25%        26.43%
3 YEARS        26.04%    23.69%    25.14%    24.50%    25.14%      19.67%        27.69%
5 YEARS        23.31%    21.92%    22.42%    22.24%    22.42%      23.80%        25.59%
INCEPTION      24.72%    23.44%    23.81%    23.74%    23.81%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                PIMCO Select Growth       PIMCO Select Growth       PIMCO Select Growth             S&P 500
                                         A                        B                         C                        Index
                                 ================          ================          ================          ================
             12/31/1994                     9,450                    10,000                    10,000                    10,000
             01/31/1995                     9,513                    10,060                    10,060                    10,259
             02/28/1995                     9,803                    10,361                    10,361                    10,659
             03/31/1995                    10,082                    10,650                    10,650                    10,974
             04/30/1995                    10,467                    11,050                    11,050                    11,297
             05/31/1995                    10,823                    11,418                    11,418                    11,748
             06/30/1995                    11,169                    11,777                    11,777                    12,021
             07/31/1995                    11,656                    12,283                    12,283                    12,420
             08/31/1995                    11,775                    12,401                    12,401                    12,451
             09/30/1995                    12,101                    12,737                    12,737                    12,977
             10/31/1995                    12,031                    12,656                    12,656                    12,930
             11/30/1995                    12,244                    12,872                    12,872                    13,498
             12/31/1995                    12,043                    12,652                    12,652                    13,758
             01/31/1996                    12,503                    13,128                    13,128                    14,226
             02/29/1996                    12,790                    13,420                    13,420                    14,358
             03/31/1996                    12,736                    13,356                    13,356                    14,496
             04/30/1996                    12,926                    13,547                    13,547                    14,710
             05/31/1996                    13,357                    13,990                    13,990                    15,089
             06/30/1996                    13,128                    13,741                    13,741                    15,147
             07/31/1996                    12,232                    12,794                    12,794                    14,478
             08/31/1996                    12,693                    13,268                    13,268                    14,783
             09/30/1996                    13,560                    14,166                    14,166                    15,615
             10/31/1996                    13,760                    14,364                    14,364                    16,046
             11/30/1996                    14,587                    15,219                    15,219                    17,258
             12/31/1996                    14,149                    14,753                    14,753                    16,917
             01/31/1997                    14,841                    15,466                    15,466                    17,974
             02/28/1997                    14,488                    15,090                    15,090                    18,114
             03/31/1997                    13,726                    14,286                    14,286                    17,370
             04/30/1997                    14,284                    14,858                    14,858                    18,407
             05/31/1997                    15,436                    16,047                    16,047                    19,528
             06/30/1997                    15,902                    16,521                    16,521                    20,403
             07/31/1997                    17,451                    18,120                    18,120                    22,026
             08/31/1997                    16,362                    16,976                    16,976                    20,792
             09/30/1997                    17,430                    18,073                    18,073                    21,931
             10/31/1997                    16,944                    17,558                    17,558                    21,198
             11/30/1997                    17,163                    17,774                    17,774                    22,180
             12/31/1997                    17,664                    18,280                    18,280                    22,560
             01/31/1998                    18,066                    18,684                    18,684                    22,810
             02/28/1998                    19,463                    20,118                    20,118                    24,455
             03/31/1998                    20,769                    21,455                    21,455                    25,707
             04/30/1998                    21,180                    21,867                    21,867                    25,966
             05/31/1998                    20,896                    21,561                    21,561                    25,520
             06/30/1998                    22,466                    23,167                    23,167                    26,556
             07/31/1998                    22,117                    22,792                    22,792                    26,273
             08/31/1998                    18,331                    18,876                    18,876                    22,475
             09/30/1998                    19,889                    20,468                    20,468                    23,915
             10/31/1998                    20,696                    21,286                    21,286                    25,860
             11/30/1998                    22,240                    22,862                    22,862                    27,427
             12/31/1998                    24,818                    25,495                    25,495                    29,008
             01/31/1999                    27,067                    27,787                    27,787                    30,221
             02/28/1999                    25,851                    26,523                    26,523                    29,281
             03/31/1999                    27,356                    28,051                    28,051                    30,453
             04/30/1999                    27,337                    28,011                    28,011                    31,632
             05/31/1999                    26,189                    26,818                    26,818                    30,885
             06/30/1999                    28,273                    28,937                    28,937                    32,600
             07/31/1999                    27,787                    28,419                    28,419                    31,582
             08/31/1999                    27,654                    28,263                    28,263                    31,425
             09/30/1999                    26,063                    26,620                    26,620                    30,564
             10/31/1999                    27,088                    27,651                    27,651                    32,498
             11/30/1999                    28,407                    28,981                    28,981                    33,159
             12/31/1999                    30,719                    31,319                    31,319                    35,112
             01/31/2000                    29,312                    29,866                    29,866                    33,349
             02/29/2000                    30,285                    30,840                    30,840                    32,717
             03/31/2000                    30,861                    31,404                    31,404                    35,917
             04/30/2000                    31,006                    31,539                    31,539                    34,837
             05/31/2000                    28,696                    29,177                    29,177                    34,122
             06/30/2000                    31,841                    32,275                    32,366                    34,963

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. The Fund's retail shares commenced operations after the inception date shown. These returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in April 2000. Select Growth concentrates its portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                         % of Total Investments
-------------------------------------------------------------------------------
CORNING, INC.                            8.0%
Technology
-------------------------------------------------------------------------------
GENENTECH, INC.                          7.6%
Health Care
-------------------------------------------------------------------------------
AMERICAN INTERNATIONAL GROUP, INC.       6.9%
Financial & Business Services
-------------------------------------------------------------------------------
EMC CORP.                                6.8%
Technology
-------------------------------------------------------------------------------
NORTEL NETWORKS CORP.                    6.0%
Technology
-------------------------------------------------------------------------------
JOHNSON & JOHNSON                        6.0%
Health Care
-------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                      5.6%
Technology
-------------------------------------------------------------------------------
COMVERSE TECHNOLOGY, INC.                5.5%
Technology
-------------------------------------------------------------------------------
SUN MICROSYSTEMS, INC.                   5.4%
Technology
-------------------------------------------------------------------------------
CITIGROUP, INC.                          5.3%
Financial & Business Services
-------------------------------------------------------------------------------
TOP TEN TOTAL                           63.1%
-------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                              % of Total Investments
-------------------------------------------------------------------------------
TECHNOLOGY                              46.6%
-------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES           17.2%
-------------------------------------------------------------------------------
HEALTH CARE                             13.6%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                   5.1%
-------------------------------------------------------------------------------
COMMUNICATIONS                           4.4%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
COMMON STOCK                            90.6%
-------------------------------------------------------------------------------
CASH EQUIVALENTS                         9.4%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Select Growth Fund, which was the PIMCO Core Equity Fund prior to April 3, 2000, posted strong returns for its first quarter in existence. As a result of its prior weighting in value securities, the Fund posted a relatively weak one-year return of 12.63%.

   The Fund greatly benefited from its exposure to the technology sector, which performed extremely well over the past year. Tech stocks offered investors the greatest earnings growth potential of any sector due to an increase in corporate spending, as companies realized technology's ability to boost profit margins. A standout performer within technology was EMC, the data storage company. Corporate demand for data storage continued to grow at a fast pace in the second half of the year. EMC is the greatest beneficiary of this greater demand, increasing its already dominant market share. As the capabilities of computers and networks continue to increase, the need for data storage will grow even further.

   Another strong area for the Fund was telecommunications, which has seen tremendous growth recently. Comverse Technology, the eighth largest holding in the Fund, benefited from this trend. It is the leading provider of voicemail systems to digital wireless carriers, deriving approximately 65% of its business from this activity. A shortening of cell phone handset upgrade cycles and an increase in cell phone subscriptions were also key to Comverse's growth.

   The financial services sector also helped the Fund, despite the rising interest rate environment. Morgan Stanley Dean Witter, the sixth largest holding of the Fund, experienced strong earnings growth in the second half of the year. It benefited from an increase in equity underwriting and merger activity, as well as dynamic growth in its global business.

   Looking ahead, the manager is optimistic that the economic climate will be positive for growth stocks. Inflation appears to be under control and there is a strong possibility of significant tax cuts in the near future, which should augur well for PIMCO Select Growth Fund.

PIMCO SMALL-CAP VALUE FUND

June 30, 2000

OBJECTIVE
Long-term
growth of capital
and income

PORTFOLIO
Primarily
common stocks
of companies
with small-sized
capitalizations
and below-average
price-to-earnings
ratios relative
to the market and
their industry
groups

FUND INCEPTION DATE
10/1/91

TOTAL NET ASSETS
$285.0 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
101 (not including
short-term
instruments)

PIMCO ADVISORS
INSTITUTIONAL
MANAGER
NFJInvestment
Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

               A SHARES            B SHARES          C SHARES                 Lipper Sm.-
                                                                 Russell      Cap Value
                       Adjusted            Adjusted  Adjusted    2000 Index   Fund Avg.
-------------------------------------------------------------------------------------------
1 YEAR         -9.26%   -14.25%    -9.94%   -14.38%   -10.84%      14.31%         6.40%
3 YEARS         0.20%    -1.67%    -0.57%    -1.48%    -0.56%      10.57%         4.95%
5 YEARS         9.95%     8.71%     9.14%     8.85%     9.14%      14.27%        13.14%
INCEPTION      11.05%    10.33%    10.39%    10.39%    10.23%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                 PIMCO Small-Cap           PIMCO Small-Cap           PIMCO Small-Cap            Russell 2000
                                      Value                     Value                     Value                     Index
                                        A                         B                         C
                                 ================          ================          ================          ================
             09/30/1991                     9,450                    10,000                    10,000                    10,000
             10/31/1991                     9,556                    10,106                    10,106                    10,264
             11/30/1991                     9,335                     9,866                     9,866                     9,789
             12/31/1991                    10,022                    10,586                    10,586                    10,573
             01/31/1992                    10,701                    11,297                    11,297                    11,430
             02/29/1992                    11,060                    11,669                    11,669                    11,764
             03/31/1992                    10,961                    11,557                    11,557                    11,366
             04/30/1992                    10,734                    11,310                    11,310                    10,967
             05/31/1992                    10,740                    11,309                    11,309                    11,113
             06/30/1992                    10,393                    10,937                    10,937                    10,590
             07/31/1992                    10,706                    11,259                    11,259                    10,958
             08/31/1992                    10,540                    11,077                    11,077                    10,649
             09/30/1992                    10,641                    11,177                    11,177                    10,894
             10/31/1992                    10,832                    11,370                    11,370                    11,238
             11/30/1992                    11,598                    12,167                    12,167                    12,098
             12/31/1992                    11,852                    12,427                    12,427                    12,519
             01/31/1993                    12,374                    12,965                    12,965                    12,943
             02/28/1993                    12,310                    12,892                    12,892                    12,644
             03/31/1993                    12,623                    13,211                    13,211                    13,054
             04/30/1993                    12,287                    12,851                    12,851                    12,696
             05/31/1993                    12,492                    13,057                    13,057                    13,257
             06/30/1993                    12,518                    13,076                    13,076                    13,339
             07/31/1993                    12,557                    13,109                    13,109                    13,524
             08/31/1993                    12,972                    13,533                    13,533                    14,108
             09/30/1993                    13,087                    13,645                    13,645                    14,506
             10/31/1993                    13,332                    13,892                    13,892                    14,879
             11/30/1993                    13,089                    13,630                    13,630                    14,394
             12/31/1993                    13,439                    13,986                    13,986                    14,886
             01/31/1994                    13,938                    14,496                    14,496                    15,353
             02/28/1994                    13,913                    14,462                    14,462                    15,297
             03/31/1994                    13,287                    13,802                    13,802                    14,491
             04/30/1994                    13,328                    13,836                    13,836                    14,577
             05/31/1994                    13,006                    13,493                    13,493                    14,413
             06/30/1994                    12,769                    13,239                    13,239                    13,927
             07/31/1994                    12,964                    13,433                    13,433                    14,156
             08/31/1994                    13,481                    13,959                    13,959                    14,944
             09/30/1994                    13,147                    13,605                    13,605                    14,894
             10/31/1994                    12,898                    13,339                    13,339                    14,834
             11/30/1994                    12,595                    13,017                    13,017                    14,234
             12/31/1994                    12,892                    13,316                    13,316                    14,615
             01/31/1995                    12,958                    13,376                    13,376                    14,431
             02/28/1995                    13,534                    13,963                    13,963                    15,031
             03/31/1995                    13,611                    14,033                    14,033                    15,289
             04/30/1995                    13,924                    14,347                    14,347                    15,629
             05/31/1995                    14,258                    14,682                    14,682                    15,897
             06/30/1995                    14,708                    15,136                    15,136                    16,722
             07/31/1995                    15,434                    15,874                    15,874                    17,685
             08/31/1995                    15,733                    16,172                    16,172                    18,051
             09/30/1995                    16,033                    16,469                    16,469                    18,374
             10/31/1995                    15,401                    15,810                    15,810                    17,552
             11/30/1995                    16,030                    16,446                    16,446                    18,289
             12/31/1995                    16,112                    16,520                    16,520                    18,772
             01/31/1996                    16,032                    16,427                    16,427                    18,751
             02/29/1996                    16,376                    16,770                    16,770                    19,336
             03/31/1996                    16,871                    17,265                    17,265                    19,729
             04/30/1996                    17,441                    17,838                    17,838                    20,784
             05/31/1996                    17,999                    18,397                    18,397                    21,603
             06/30/1996                    17,872                    18,256                    18,256                    20,716
             07/31/1996                    16,884                    17,235                    17,235                    18,907
             08/31/1996                    17,683                    18,040                    18,040                    20,005
             09/30/1996                    18,218                    18,575                    18,575                    20,787
             10/31/1996                    18,564                    18,916                    18,916                    20,466
             11/30/1996                    19,790                    20,153                    20,153                    21,309
             12/31/1996                    20,498                    20,861                    20,861                    21,868
             01/31/1997                    21,166                    21,533                    21,533                    22,305
             02/28/1997                    21,240                    21,594                    21,594                    21,764
             03/31/1997                    20,435                    20,759                    20,759                    20,737
             04/30/1997                    20,629                    20,956                    20,956                    20,795
             05/31/1997                    22,404                    22,732                    22,732                    23,108
             06/30/1997                    23,493                    23,840                    23,840                    24,099
             07/31/1997                    24,701                    25,039                    25,039                    25,220
             08/31/1997                    25,342                    25,676                    25,676                    25,798
             09/30/1997                    27,207                    27,558                    27,543                    27,686
             10/31/1997                    26,745                    27,057                    27,057                    26,471
             11/30/1997                    27,043                    27,345                    27,345                    26,298
             12/31/1997                    27,563                    27,845                    27,851                    26,759
             01/31/1998                    27,093                    27,367                    27,357                    26,336
             02/28/1998                    28,786                    29,055                    29,044                    28,285
             03/31/1998                    29,899                    30,169                    30,158                    29,450
             04/30/1998                    29,805                    30,042                    30,047                    29,613
             05/31/1998                    28,441                    28,657                    28,646                    28,017
             06/30/1998                    27,563                    27,749                    27,755                    28,076
             07/31/1998                    25,540                    25,713                    25,701                    25,802
             08/31/1998                    21,778                    21,907                    21,897                    20,791
             09/30/1998                    22,405                    22,527                    22,517                    22,419
             10/31/1998                    23,283                    23,410                    23,377                    23,333
             11/30/1998                    24,098                    24,230                    24,172                    24,556
             12/31/1998                    24,951                    25,087                    25,008                    26,076
             01/31/1999                    23,953                    24,084                    24,006                    26,423
             02/28/1999                    22,727                    22,851                    22,772                    24,283
             03/31/1999                    22,399                    22,522                    22,426                    24,662
             04/30/1999                    24,312                    24,445                    24,318                    26,871
             05/31/1999                    25,129                    25,266                    25,126                    27,264
             06/30/1999                    26,044                    26,186                    26,030                    28,496
             07/31/1999                    25,718                    25,859                    25,684                    27,715
             08/31/1999                    24,769                    24,905                    24,729                    26,690
             09/30/1999                    23,707                    23,836                    23,643                    26,695
             10/31/1999                    23,560                    23,688                    23,478                    26,802
             11/30/1999                    23,364                    23,492                    23,280                    28,402
             12/31/1999                    23,247                    23,374                    23,136                    31,617
             01/31/2000                    22,025                    22,145                    21,903                    31,108
             02/29/2000                    21,588                    21,706                    21,469                    36,244
             03/31/2000                    22,761                    22,885                    22,620                    33,855
             04/30/2000                    23,464                    23,592                    23,303                    31,817
             05/31/2000                    23,849                    23,979                    23,669                    29,962
             06/30/2000                    23,632                    23,761                    23,435                    32,575

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                         % of Total Investments
--------------------------------------------------------------------------------
OWENS & MINOR, INC.                      1.5%
Health Care
--------------------------------------------------------------------------------
ENERGEN CORP.                            1.3%
Utilities
--------------------------------------------------------------------------------
ST. MARY LAND & EXPLORATION              1.3%
Energy
--------------------------------------------------------------------------------
NEWPORT NEWS SHIPBUILDING, INC.          1.2%
Aerospace
--------------------------------------------------------------------------------
MDC HOLDINGS, INC.                       1.2%
Building
--------------------------------------------------------------------------------
CROSS TIMBERS OIL CO.                    1.2%
Energy
--------------------------------------------------------------------------------
SELECTIVE INSURANCE GROUP                1.2%
Financial & Business Services
--------------------------------------------------------------------------------
DENTSPLY INTERNATIONAL, INC.             1.2%
Health Care
--------------------------------------------------------------------------------
WORLD FUEL SERVICES CORP.                1.2%
Energy
--------------------------------------------------------------------------------
BINDLEY WESTERN INDUSTRIES, INC.         1.2%
Health Care
--------------------------------------------------------------------------------
TOP TEN TOTAL                           12.5%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                              % of Total Investments
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES           22.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                  12.8%
--------------------------------------------------------------------------------
CAPITAL GOODS                           10.5%
--------------------------------------------------------------------------------
UTILITIES                               10.4%
--------------------------------------------------------------------------------
MATERIALS & PROCESSING                   9.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                            99.3%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                         0.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Small-Cap Value Fund returned -9.26% for the twelve-month period ended June 30, 2000.

   The past year proved to be a very difficult one for the value investor. Due to the complete dominance of high valuation technology stocks over all other sectors, value funds suffered. PIMCO Small-Cap Value Fund is a style-pure, small-cap value fund that focuses on dividend-yielding stocks with low fundamental valuations. As a result, it had little exposure to the technology sector and therefore did not reap the strong returns.

   The Fund's exposure to the energy sector helped its performance during this year. The sector benefited from significantly higher prices for oil, gas and natural gas liquids. Energen Corp., the Fund's second largest holding, saw its net income rise significantly this year due to higher production, realized commodity prices and property sales gains. A second energy holding of the Fund, National Fuel Gas Company, also performed well as a result of increased oil production from a 95-well drilling program it had completed. We anticipate a positive outlook for the company, as consumption of natural gas for power generation should increase due to rising demands for electric power, growing concerns about air quality and the environmental impact of using coal and oil. This increase will lead to higher prices, ultimately benefiting the energy sector.

   The healthcare sector also aided the Fund's performance, particularly in the pharmaceutical area. Bindley Western Industries, Inc. a wholesale distributor of pharmaceuticals and related health care products, saw its stock price rise significantly during the year. Its announced purchase of Premier Pharmacy Services, an Indianapolis-based pharmacy, should accelerate Bindley's growth projections and offer it the opportunity to operate in a large market. Furthermore, the company recently posted its twelfth consecutive quarter in which net earnings increased at least 25%. These results reflect increased direct store delivery sales.

   The financial services sector was disappointing for the Fund. Companies such as Pacific Century Financial Corporation and Washington Federal, Inc. have suffered since last June. These companies, along with many other banks, witnessed a drop in their respective stock prices as a result of the climbing interest-rate environment, despite their solid fundamentals.

    Looking ahead, the manager remains optimistic that the market will broaden--as it did in the second quarter of 2000--as investors become more price-sensitive. The manager remains committed to a style-pure investment philosophy, which should bode well for the Fund over the long term.

PIMCO TARGET FUND

June 30, 2000

OBJECTIVE
Capital
appreciation;
no consideration
given to income

PORTFOLIO
Common stocks of
companies with
market capitalizations
of between
$1 billion and $10
billion

FUND INCEPTION DATE
12/17/92

TOTAL NET ASSETS
$2.2 billion

NUMBER OF SECURITIES
IN THE PORTFOLIO
63 (not including
short-term
instruments)

PIMCO ADVISORS
INSTITUTIONAL
MANAGER
PIMCO Equity
Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                A SHARES            B SHARES          C SHARES   S&P          Lipper Multi-
                                                                 Mid-Cap      Cap Growth
                        Adjusted            Adjusted  Adjusted   400 Index    Fund Avg.
-------------------------------------------------------------------------------------------
1 YEAR         90.36%    79.89%    89.74%    84.74%    88.79%      17.09%        45.76%
3 YEARS        41.07%    38.44%    40.23%    39.72%    40.24%      20.38%        30.19%
5 YEARS        31.76%    30.28%    30.90%    30.76%    30.89%      21.20%        26.00%
INCEPTION      27.12%    26.17%    26.23%    26.23%    26.24%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                               PIMCO Target              PIMCO Target             PIMCO Target             S&P Mid-Cap
                                    A                          B                       C                    400 Index
                             ================          ================         ================         ================
          12/31/1992                    9,450                    10,000                   10,000                   10,000
          01/31/1993                    9,572                    10,119                   10,119                   10,125
          02/28/1993                    9,515                    10,049                   10,049                    9,983
          03/31/1993                    9,983                    10,544                   10,544                   10,328
          04/30/1993                    9,749                    10,287                   10,287                   10,058
          05/31/1993                   10,375                    10,950                   10,950                   10,516
          06/30/1993                   10,674                    11,256                   11,256                   10,569
          07/31/1993                   10,964                    11,543                   11,543                   10,548
          08/31/1993                   11,759                    12,374                   12,374                   10,984
          09/30/1993                   11,890                    12,512                   12,512                   11,100
          10/31/1993                   11,983                    12,591                   12,591                   11,136
          11/30/1993                   11,403                    11,978                   11,978                   10,890
          12/31/1993                   11,860                    12,452                   12,452                   11,396
          01/31/1994                   12,162                    12,762                   12,762                   11,661
          02/28/1994                   11,945                    12,522                   12,522                   11,495
          03/31/1994                   11,568                    12,123                   12,123                   10,963
          04/30/1994                   11,842                    12,402                   12,402                   11,044
          05/31/1994                   11,606                    12,142                   12,142                   10,940
          06/30/1994                   11,181                    11,693                   11,693                   10,563
          07/31/1994                   11,870                    12,412                   12,412                   10,921
          08/31/1994                   12,540                    13,101                   13,101                   11,493
          09/30/1994                   12,389                    12,931                   12,931                   11,278
          10/31/1994                   12,634                    13,181                   13,181                   11,401
          11/30/1994                   12,181                    12,702                   12,702                   10,887
          12/31/1994                   12,318                    12,837                   12,837                   10,987
          01/31/1995                   12,080                    12,584                   12,584                   11,101
          02/28/1995                   12,777                    13,292                   13,292                   11,684
          03/31/1995                   13,226                    13,758                   13,758                   11,887
          04/30/1995                   13,379                    13,909                   13,909                   12,125
          05/31/1995                   13,341                    13,859                   13,859                   12,418
          06/30/1995                   14,354                    14,901                   14,901                   12,923
          07/31/1995                   15,291                    15,872                   15,872                   13,598
          08/31/1995                   15,252                    15,811                   15,811                   13,849
          09/30/1995                   15,673                    16,246                   16,236                   14,185
          10/31/1995                   15,893                    16,459                   16,459                   13,820
          11/30/1995                   16,065                    16,621                   16,621                   14,423
          12/31/1995                   16,167                    16,728                   16,728                   14,387
          01/31/1996                   16,007                    16,547                   16,547                   14,596
          02/29/1996                   16,540                    17,090                   17,090                   15,092
          03/31/1996                   17,020                    17,566                   17,566                   15,273
          04/30/1996                   17,789                    18,359                   18,347                   15,740
          05/31/1996                   18,706                    19,299                   19,287                   15,952
          06/30/1996                   18,354                    18,914                   18,914                   15,713
          07/31/1996                   16,295                    16,785                   16,784                   14,650
          08/31/1996                   17,117                    17,611                   17,611                   15,495
          09/30/1996                   18,258                    18,778                   18,778                   16,171
          10/31/1996                   18,280                    18,789                   18,778                   16,218
          11/30/1996                   19,016                    19,525                   19,525                   17,131
          12/31/1996                   18,853                    19,350                   19,350                   17,150
          01/31/1997                   19,457                    19,955                   19,955                   17,794
          02/28/1997                   18,624                    19,093                   19,093                   17,648
          03/31/1997                   17,936                    18,385                   18,372                   16,895
          04/30/1997                   18,141                    18,578                   18,565                   17,333
          05/31/1997                   19,650                    20,109                   20,109                   18,849
          06/30/1997                   20,302                    20,765                   20,753                   19,378
          07/31/1997                   21,702                    22,181                   22,181                   21,297
          08/31/1997                   22,172                    22,644                   22,631                   21,271
          09/30/1997                   23,416                    23,905                   23,892                   22,495
          10/31/1997                   22,136                    22,580                   22,579                   21,516
          11/30/1997                   22,100                    22,528                   22,528                   21,834
          12/31/1997                   21,941                    22,338                   22,338                   22,682
          01/31/1998                   21,450                    21,842                   21,825                   22,251
          02/28/1998                   23,270                    23,673                   23,673                   24,093
          03/31/1998                   24,521                    24,923                   24,923                   25,180
          04/30/1998                   25,328                    25,745                   25,744                   25,640
          05/31/1998                   24,204                    24,581                   24,580                   24,487
          06/30/1998                   25,882                    26,258                   26,258                   24,641
          07/31/1998                   24,995                    25,350                   25,349                   23,685
          08/31/1998                   20,546                    20,814                   20,814                   19,277
          09/30/1998                   22,477                    22,784                   22,767                   21,076
          10/31/1998                   22,587                    22,852                   22,853                   22,960
          11/30/1998                   23,949                    24,221                   24,222                   24,106
          12/31/1998                   27,237                    27,537                   27,538                   27,017
          01/31/1999                   27,643                    27,941                   27,943                   25,966
          02/28/1999                   26,106                    26,363                   26,344                   24,606
          03/31/1999                   27,610                    27,868                   27,867                   25,295
          04/30/1999                   28,405                    28,640                   28,639                   27,288
          05/31/1999                   27,610                    27,832                   27,814                   27,408
          06/30/1999                   29,943                    30,181                   30,165                   28,872
          07/31/1999                   29,487                    29,686                   29,688                   28,260
          08/31/1999                   29,944                    30,146                   30,148                   27,293
          09/30/1999                   29,588                    29,761                   29,762                   26,450
          10/31/1999                   32,361                    32,531                   32,515                   27,799
          11/30/1999                   37,127                    37,287                   37,289                   29,258
          12/31/1999                   45,288                    45,453                   45,455                   30,996
          01/31/2000                   46,533                    46,703                   46,696                   30,122
          02/29/2000                   63,504                    63,736                   63,674                   32,231
          03/31/2000                   61,180                    61,403                   61,293                   34,928
          04/30/2000                   55,209                    55,410                   55,525                   33,709
          05/31/2000                   50,212                    50,396                   50,478                   33,291
          06/30/2000                   57,001                    57,209                   57,247                   33,807

The portfolio had a substantial exposure to technology, which greatly contributed to the funds performance for the Inception period ended 6/30/00. During this time the technology market produced historically high returns.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for the Fund's oldest share class, adjusted to reflect any current sales charges and any different operating ex-penses for those shares. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                         % of Total Investments
--------------------------------------------------------------------------------
SDL, INC.                                6.4%
Technology
--------------------------------------------------------------------------------
COMVERSE TECHNOLOGY, INC.                4.6%
Technology
--------------------------------------------------------------------------------
SANMINA CORP.                            3.8%
Technology
--------------------------------------------------------------------------------
JABIL CIRCUIT, INC.                      3.6%
Technology
--------------------------------------------------------------------------------
CALPINE CORP.                            3.5%
Utilities
--------------------------------------------------------------------------------
MINIMED, INC.                            3.2%
Health Care
--------------------------------------------------------------------------------
E-TEK DYNAMICS, INC.                     2.7%
Technology
--------------------------------------------------------------------------------
PMC - SIERRA, INC.                       2.4%
Technology
--------------------------------------------------------------------------------
MEDIMMUNE, INC.                          2.4%
Health Care
--------------------------------------------------------------------------------
CIENA CORP.                              2.2%
Technology
--------------------------------------------------------------------------------
TOP TEN TOTAL                           34.8%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                              % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                              53.4%
--------------------------------------------------------------------------------
HEALTH CARE                             14.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                   5.5%
--------------------------------------------------------------------------------
COMMUNICATIONS                           5.5%
--------------------------------------------------------------------------------
UTILITIES                                4.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                            94.4%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                         5.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Target Fund posted stellar results for the one-year period ended June 30, 2000, with its Class A shares returning 90.36%. These results dramatically outperformed those of the S&P Mid-Cap Index, which returned 17.09%, as well as its Lipper Average, which returned 45.76% for the same period.

   The technology sector dominated the market dramatically in the first three quarters of the fiscal year. Although the last quarter brought about a slight downturn because of rising interest rates, the technology sector performed extremely well overall. One of the strongest areas of technology was telecommunications, which has seen huge growth over the past year. In particular, Spectra Diode Laboratories (SDL) helped the Fund's performance. SDL provides products that power the transmission of data, voice and Internet information over fiber optic networks. The Company's products enable customers to meet the need for increasing bandwidth by expanding their fiber optic communication networks more quickly and efficiently than by using conventional electronic and optical technologies. Due to rapidly growing demand in this area, SDL's stock rocketed higher in the past year.

   Another holding that benefited from the growth in technology was Jabil Circuit, a company that designs and manufactures electronic circuit board assemblies and systems for major original equipment manufacturers. Due to the explosive growth in telecommunications, personal computers and computer peripherals, Jabil grew enormously as a major supplier for these industries, with its stock price rising more than 100% since last June.

   The biotechnology sector also enhanced the Fund's performance during the year. Investors showed renewed interest in this area because of its exciting product offerings. For example, MedImmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. It benefited from sales of Synagis, which is used for the treatment of respiratory problems in premature infants. The market opportunity for this drug is huge because it addresses an area of healthcare that is both sensitive and growing.

   The manager's outlook for mid-caps remains positive. The manager believes that, if the Federal Reserve is able to negotiate a soft landing for the economy, mid-caps could continue to see strong earnings growth and significantly outperform.

PIMCO TAX-EFFICIENT EQUITY FUND

June 30, 2000

OBJECTIVE
Maximum after-
tax growth of
capital

PORTFOLIO
Broadly diversified
portfolio of at least
200 common stocks
of companies represented
in the
S&P 500 Index with
market capitalizations
of more than
$5 billion

FUND INCEPTION DATE
7/10/98

TOTAL NET ASSETS
$56.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
294 (not including
short-term
instruments)

PIMCO ADVISORS
INSTITUTIONAL
MANAGER
Parametric
Portfolio
Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

               A SHARES            B SHARES           C SHARES                 Lipper
                                                                  S&P 500      Lg.-Cap Core
                        Adjusted            Adjusted  Adjusted    Index        Fund Avg.
-------------------------------------------------------------------------------------------
1 YEAR          5.61%    -0.16%     4.78%    -0.22%     3.78%       7.25%        11.37%
INCEPTION      10.79%     7.67%     9.96%     8.10%     9.96%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                         PIMCO Tax-Efficient Equity      PIMCO Tax-Efficient Equity     PIMCO Tax-Efficient Equity       S&P 500
                                     A                              B                               C                     Index
                              ================                ================               ================       ================
             07/31/1998                  9,450                         10,000                          10,000                 10,000
             08/31/1998                  8,093                          8,554                           8,563                  8,554
             09/30/1998                  8,506                          8,991                           9,001                  9,102
             10/31/1998                  9,302                          9,824                           9,834                  9,843
             11/30/1998                  9,784                         10,313                          10,334                 10,439
             12/31/1998                 10,356                         10,916                          10,928                 11,041
             01/31/1999                 10,691                         11,270                          11,282                 11,502
             02/28/1999                 10,337                         10,884                          10,896                 11,145
             03/31/1999                 10,711                         11,270                          11,282                 11,591
             04/30/1999                 11,094                         11,665                          11,678                 12,040
             05/31/1999                 10,769                         11,322                          11,334                 11,755
             06/30/1999                 11,398                         11,978                          11,991                 12,408
             07/31/1999                 11,044                         11,593                          11,606                 12,020
             08/31/1999                 10,935                         11,468                          11,480                 11,961
             09/30/1999                 10,571                         11,083                          11,095                 11,633
             10/31/1999                 11,200                         11,739                          11,751                 12,369
             11/30/1999                 11,387                         11,927                          11,939                 12,621
             12/31/1999                 12,155                         12,718                          12,731                 13,364
             01/31/2000                 11,496                         12,031                          12,044                 12,693
             02/29/2000                 11,418                         11,926                          11,939                 12,452
             03/31/2000                 12,401                         12,957                          12,970                 13,671
             04/30/2000                 11,938                         12,467                          12,480                 13,259
             05/31/2000                 11,673                         12,186                          12,199                 12,987
             06/30/2000                 12,038                         12,150                          12,564                 13,307

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                         % of Total Investments
--------------------------------------------------------------------------------
GENERAL ELECTRIC CO.                     4.5%
Capital Goods
--------------------------------------------------------------------------------
INTEL CORP.                              4.3%
Technology
--------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                      3.5%
Technology
--------------------------------------------------------------------------------
MICROSOFT CORP.                          3.4%
Technology
--------------------------------------------------------------------------------
EXXON MOBIL CORP.                        2.7%
Energy
--------------------------------------------------------------------------------
ORACLE CORP.                             2.3%
Technology
--------------------------------------------------------------------------------
WAL-MART STORES, INC.                    2.1%
Consumer Discretionary
--------------------------------------------------------------------------------
PFIZER, INC.                             2.1%
Health Care
--------------------------------------------------------------------------------
CITIGROUP, INC.                          1.9%
Financial & Business Services
--------------------------------------------------------------------------------
LUCENT TECHNOLOGIES, INC.                1.6%
Technology
--------------------------------------------------------------------------------
TOP TEN TOTAL                           28.4%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                              % of Total Investments
--------------------------------------------------------------------------------
TECHNOLOGY                              31.7%
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES           13.6%
--------------------------------------------------------------------------------
HEALTH CARE                             11.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY                   8.9%
--------------------------------------------------------------------------------
CONSUMER STAPLES                         6.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                            99.6%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                         0.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Tax-Efficient Fund posted a return of 5.61% for the one-year period ended June 30, 2000.

   The Fund's performance suffered because of the importance its investment process places on earnings, since many of the stocks that performed well during this period had no earnings. Investors were more concerned about future earnings growth and less interested in strong fundamentals and current earnings, which did not augur well for the Fund.

   Exposure to the technology sector enhanced the Fund's performance. Cisco Systems, a company that creates hardware and software solutions for engaging in networking on the Internet, was one positive contributor to the Fund's performance. As Internet use grows and companies race to participate in commerce on the Web, increased demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of this product, Cisco exhibits major market dominance in this industry. Its stock soared almost 100% since last June.

   Another area of technology that benefited the Fund was semiconductors. Intel, a semiconductor chip maker, saw impressive returns over the past year. In the latter half of 1999, a continuation of the global economic recovery sparked demand for semiconductors, and this industry finally achieved some pricing power after several years of pricing pressure. Accompanied by the high demand for personal computers, this trend boosted Intel's stock price during this period.

   The Fund also benefited from its exposure to the financial services industry. Citigroup, the banking and financial services company, contributed to the Fund's performance despite rising interest rates. The company experienced growth in its global business units, including asset management and other services.

   During the first half of 2000, rising interest rates caused concern that the economy would slow. This resulted in fears of a decline in spending by consumers and manufacturers, which hurt cyclical stocks. Consumer durables, raw materials, capital goods, business equipment and services, and new home building all declined.

   Looking ahead, the manager remains cautiously optimistic about the economy and the stock market. Going forward, the manager expects that the Fund's fundamentals-based, disciplined stock selection process could outperform, as investors choose companies that deliver profits and not just promises.

PIMCO VALUE FUND

June 30, 2000
--------------------------------------------------------------------------------

OBJECTIVE
Long-term growth
of capital and
income

PORTFOLIO
Primarily
common stocks of
companies with
market capitalizations
of more than
$10 billion and
below-average
valuations whose
business fundamentals
are expected to
improve

FUND INCEPTION DATE
12/30/91

TOTAL NET ASSETS
$166.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
41 (not including
short-term
instruments)

PIMCO ADVISORS
INSTITUTIONAL
MANAGER
PIMCO Equity
Advisors
(as of 5/8/00)


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/00

                 A SHARES            B SHARES        C SHARES                 Lipper Multi-
                                                                  S&P 500     Cap Value
                       Adjusted            Adjusted  Adjusted     Index       Fund Avg.
-------------------------------------------------------------------------------------------
1 YEAR         -7.11%   -12.22%    -7.77%   -11.49%    -8.55%       7.25%        -3.99%
3 YEARS         7.31%     5.31%     6.51%     5.83%     6.49%      19.67%         7.78%
5 YEARS        14.43%    13.14%    13.59%    13.36%    13.58%      23.80%        14.20%
INCEPTION      13.55%    12.80%    12.86%    12.86%    12.71%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                                   PIMCO Value               PIMCO Value               PIMCO Value                  S&P 500
                                        A                         B                         C                        Index
                                 ================          ================          ================           ===============
             12/31/1991                     9,450                    10,000                    10,000                    10,000
             01/31/1992                     9,720                    10,279                    10,279                     9,814
             02/29/1992                    10,046                    10,618                    10,618                     9,942
             03/31/1992                     9,817                    10,369                    10,369                     9,748
             04/30/1992                     9,858                    10,406                    10,406                    10,034
             05/31/1992                     9,770                    10,306                    10,306                    10,083
             06/30/1992                     9,558                    10,077                    10,077                     9,933
             07/31/1992                     9,894                    10,425                    10,425                    10,339
             08/31/1992                     9,605                    10,114                    10,114                    10,128
             09/30/1992                     9,735                    10,244                    10,244                    10,247
             10/31/1992                     9,794                    10,300                    10,300                    10,282
             11/30/1992                    10,317                    10,843                    10,843                    10,632
             12/31/1992                    10,650                    11,186                    11,186                    10,762
             01/31/1993                    10,871                    11,411                    11,411                    10,852
             02/28/1993                    10,985                    11,524                    11,524                    11,000
             03/31/1993                    11,324                    11,873                    11,873                    11,232
             04/30/1993                    11,123                    11,655                    11,655                    10,961
             05/31/1993                    11,277                    11,808                    11,808                    11,254
             06/30/1993                    11,352                    11,879                    11,879                    11,287
             07/31/1993                    11,294                    11,811                    11,811                    11,242
             08/31/1993                    11,904                    12,442                    12,442                    11,668
             09/30/1993                    11,930                    12,461                    12,461                    11,579
             10/31/1993                    12,340                    12,881                    12,881                    11,818
             11/30/1993                    12,211                    12,739                    12,739                    11,706
             12/31/1993                    12,348                    12,874                    12,874                    11,847
             01/31/1994                    12,916                    13,458                    13,458                    12,250
             02/28/1994                    12,703                    13,228                    13,228                    11,918
             03/31/1994                    12,017                    12,505                    12,505                    11,398
             04/30/1994                    11,867                    12,342                    12,342                    11,544
             05/31/1994                    11,863                    12,330                    12,330                    11,734
             06/30/1994                    11,587                    12,035                    12,035                    11,446
             07/31/1994                    12,067                    12,526                    12,526                    11,822
             08/31/1994                    12,572                    13,042                    13,042                    12,307
             09/30/1994                    12,187                    12,634                    12,634                    12,006
             10/31/1994                    12,312                    12,757                    12,757                    12,275
             11/30/1994                    11,690                    12,104                    12,104                    11,828
             12/31/1994                    11,798                    12,208                    12,208                    12,004
             01/31/1995                    12,115                    12,528                    12,528                    12,315
             02/28/1995                    12,653                    13,078                    13,078                    12,795
             03/31/1995                    12,998                    13,426                    13,426                    13,173
             04/30/1995                    13,346                    13,776                    13,776                    13,560
             05/31/1995                    13,850                    14,288                    14,288                    14,102
             06/30/1995                    14,087                    14,524                    14,524                    14,430
             07/31/1995                    14,704                    15,150                    15,150                    14,909
             08/31/1995                    14,881                    15,324                    15,324                    14,946
             09/30/1995                    15,290                    15,735                    15,735                    15,577
             10/31/1995                    15,330                    15,766                    15,766                    15,521
             11/30/1995                    15,985                    16,430                    16,430                    16,202
             12/31/1995                    16,325                    16,769                    16,769                    16,515
             01/31/1996                    16,787                    17,233                    17,233                    17,077
             02/29/1996                    17,150                    17,595                    17,595                    17,235
             03/31/1996                    17,285                    17,722                    17,722                    17,401
             04/30/1996                    17,507                    17,939                    17,939                    17,657
             05/31/1996                    17,856                    18,286                    18,286                    18,113
             06/30/1996                    17,773                    18,190                    18,189                    18,182
             07/31/1996                    16,811                    17,194                    17,194                    17,379
             08/31/1996                    17,461                    17,848                    17,847                    17,745
             09/30/1996                    17,934                    18,320                    18,320                    18,744
             10/31/1996                    18,186                    18,565                    18,565                    19,261
             11/30/1996                    19,741                    20,141                    20,141                    20,717
             12/31/1996                    19,568                    19,952                    19,952                    20,306
             01/31/1997                    20,226                    20,618                    20,618                    21,575
             02/28/1997                    20,571                    20,955                    20,955                    21,744
             03/31/1997                    19,841                    20,200                    20,199                    20,851
             04/30/1997                    20,609                    20,966                    20,965                    22,095
             05/31/1997                    21,829                    22,192                    22,191                    23,441
             06/30/1997                    22,367                    22,731                    22,732                    24,491
             07/31/1997                    23,848                    24,221                    24,222                    26,439
             08/31/1997                    23,349                    23,684                    23,685                    24,958
             09/30/1997                    24,735                    25,083                    25,083                    26,325
             10/31/1997                    23,493                    23,806                    23,807                    25,446
             11/30/1997                    24,068                    24,375                    24,376                    26,624
             12/31/1997                    24,598                    24,902                    24,887                    27,081
             01/31/1998                    24,700                    24,970                    24,973                    27,381
             02/28/1998                    26,154                    26,444                    26,430                    29,355
             03/31/1998                    27,196                    27,490                    27,475                    30,859
             04/30/1998                    26,670                    26,924                    26,927                    31,169
             05/31/1998                    26,552                    26,787                    26,790                    30,633
             06/30/1998                    26,584                    26,818                    26,820                    31,878
             07/31/1998                    25,462                    25,668                    25,669                    31,538
             08/31/1998                    21,808                    21,961                    21,963                    26,978
             09/30/1998                    23,056                    23,215                    23,215                    28,707
             10/31/1998                    25,087                    25,244                    25,243                    31,041
             11/30/1998                    26,520                    26,671                    26,670                    32,923
             12/31/1998                    27,000                    27,129                    27,128                    34,820
             01/31/1999                    26,344                    26,470                    26,448                    36,276
             02/28/1999                    25,340                    25,462                    25,437                    35,149
             03/31/1999                    25,274                    25,395                    25,341                    36,555
             04/30/1999                    27,928                    28,062                    27,986                    37,971
             05/31/1999                    28,682                    28,820                    28,725                    37,074
             06/30/1999                    29,754                    29,898                    29,776                    39,132
             07/31/1999                    29,424                    29,566                    29,425                    37,910
             08/31/1999                    29,133                    29,273                    29,134                    37,721
             09/30/1999                    28,294                    28,430                    28,277                    36,689
             10/31/1999                    28,353                    28,490                    28,317                    39,010
             11/30/1999                    27,905                    28,039                    27,849                    39,803
             12/31/1999                    28,028                    28,163                    27,958                    42,148
             01/31/2000                    26,341                    26,467                    26,247                    40,031
             02/29/2000                    23,807                    23,921                    23,717                    39,272
             03/31/2000                    27,456                    27,588                    27,329                    43,114
             04/30/2000                    27,382                    27,514                    27,255                    41,817
             05/31/2000                    28,593                    28,730                    28,413                    40,959
             06/30/2000                    27,640                    27,773                    27,453                    41,969

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 27 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                         % of Total Investments
--------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                  5.5%
Financial & Business Services
--------------------------------------------------------------------------------
ACE LTD.                                 5.1%
Financial & Business Services
--------------------------------------------------------------------------------
DEERE & CO.                              5.0%
Capital Goods
--------------------------------------------------------------------------------
TENET HEALTHCARE CORP.                   4.4%
Health Care
--------------------------------------------------------------------------------
XL CAPITAL LTD.                          4.3%
Financial & Business Services
--------------------------------------------------------------------------------
R & B FALCON CORP.                       3.7%
Energy
--------------------------------------------------------------------------------
RAYTHEON CO. `B'                         3.6%
Aerospace
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.         3.5%
Financial & Business Services
--------------------------------------------------------------------------------
AON CORP.                                3.3%
Financial & Business Services
--------------------------------------------------------------------------------
PETROLEO BRASILEIRO SA                   3.2%
Energy
--------------------------------------------------------------------------------
TOP TEN TOTAL                           41.6%
--------------------------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                              % of Total Investments
--------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES           29.7%
--------------------------------------------------------------------------------
CONSUMER STAPLES                        11.1%
--------------------------------------------------------------------------------
ENERGY                                  10.1%
--------------------------------------------------------------------------------
AEROSPACE                                8.6%
--------------------------------------------------------------------------------
COMMUNICATIONS                           8.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
COMMON STOCK                            96.1%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                         3.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Value Fund Class A shares returned -7.11% for the twelve-month period ended June 30, 2000.

   Management of PIMCO Value Fund was shifted from NFJ Investment Group to PIMCO Equity Advisors on May 8, 2000. The new manager will continue to focus on low valuation stocks, but will purchase only those issues in that universe that show a strong catalyst for change.

   The Fund's exposure to the energy sector, which benefited from significantly higher prices for oil, gas and natural gas liquids, helped its performance during this year. Ultramar Diamond Shamrock, an independent petroleum refining company, reported strong revenues as a result of higher profit margins and increased demand. The company recently announced the completion of the Colorado Springs pipeline expansion project, which should help its efforts to grow earnings and returns through integrated operations. This news, accompanied with the ever-increasing demand for power generation, helped boost the stock's price significantly this year.

   The financial services sector posted lackluster returns during this period. As a result of rising interest rates, J.P. Morgan, Federal Home Loan Management and Washington Mutual all suffered. These companies witnessed a drop in their respective stock prices as profit margins narrowed because of the hike in interest rates. In addition, indications of a slowing economy in the first half of 2000 caused financial services companies to be unpopular with investors.

   The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors for much of the year, despite exceeding earnings expectations. The area was unpopular with investors in the second half of 1999 because of external problems, such as class-action lawsuits and federal attempts at HMO legislation, which received much attention from the press. Aetna, one of the Fund's largest holdings, saw its profits squeezed by rising medical costs.

   Looking ahead, the manager is optimistic that value stocks will once again return to favor. The manager believes the Fund's philosophy of investing in low valuation stocks with a catalyst should bode well for PIMCO Value Fund.

June 30, 2000


--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. All holdings are subject to change. Portfolio Insights represent the current opinion of the manager's and are subject to change.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

All equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

PIMCO Innovation, Global Innovation, Target and Opportunity Funds had substantial exposure to technology, which greatly contributed to their performance for the inception periods ended 6/30/00. During this time the technology market produced historically high returns. PIMCO Innovation and Global Innovation Funds concentrate on investments in the technology sector and therefore may be subject to additional risk compared to a diversified equity fund because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) these Funds can invest in stocks of smaller and/or unseasoned companies, which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Funds may also invest a substantial portion of their assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap 400 are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 2000 is an index of stocks of companies with small capitalizations. The MSCI EAFE is an index of foreign stocks. Russell Mid-Cap 2000 and Russell 1000 Value are indices representative of the mid-cap market and large-cap stocks, respectively. Growth of $10,000 does take into account sales charges on class A Shares but not B or C Shares.

Lipper averages are calculated by Lipper, Inc., a nationally recognized mutual fund performance evaluation firm. They are total-return performance averages of those funds that are tracked by Lipper, with the fund classification noted. They do not take sales charges into account.

For additional details on the PIMCO taxable bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-800-426-0107, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.


                                                                              27
\

SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION FUND
June 30, 2000

                                                                      Value
                                                   Shares            (000s)
------------------------------------------------------------------------------
COMMON STOCKS 93.3%
------------------------------------------------------------------------------
AEROSPACE 0.0%
Honeywell International, Inc.                               1       $        0
                                                                    ----------
CAPITAL GOODS 6.5%
General Electric Co.                                  365,900           19,393
Tyco International Ltd.                               259,300           12,284
Waters Corp. (b)                                       74,800            9,336
United Technologies Corp.                             125,400            7,383
Dover Corp.                                            77,800            3,156
                                                                    ----------
                                                                        51,552
COMMUNICATIONS 2.2%
ADC Telecommunication, Inc. (b)                       122,800           10,300
ALLTEL Corp.                                          110,800            6,863
SBC Communications, Inc.                                    1                0
                                                                    ----------
                                                                        17,163
CONSUMER DISCRETIONARY 7.1%
Wal-Mart Stores, Inc.                                 197,100           11,358
CVS Corp.                                             274,600           10,984
Gemstar International Group Ltd. (b)                  129,400            7,952
McGraw-Hill Companies, Inc.                           137,500            7,425
Harley-Davidson, Inc.                                 173,300            6,672
Home Depot, Inc.                                       82,450            4,117
Sears Roebuck & Co.                                   123,900            4,042
Kohls Corp. (b)                                        71,500            3,977
Delphi Automotive Systems                                   1                0
                                                                    ----------
                                                                        56,527
CONSUMER SERVICES 3.2%
Viacom, Inc. `B' (b)                                  196,763           13,417
New York Times Co.                                    161,300            6,371
Gannett, Inc.                                         100,400            6,005
                                                                    ----------
                                                                        25,793
CONSUMER STAPLES 5.2%
Safeway, Inc. (b)                                     252,700           11,403
Kroger Co. (b)                                        487,400           10,753
Anheuser Busch Cos., Inc.                             139,800           10,441
Quaker Oats Co.                                       108,600            8,159
Sysco Corp.                                             7,500              316
                                                                    ----------
                                                                        41,072
ENERGY 17.1%
Exxon Mobil Corp.                                     210,000           16,485
Anadarko Petroleum Corp.                              213,400           10,523
Baker Hughes, Inc.                                    285,900            9,149
Burlington Resources, Inc.                            232,300            8,885
Royal Dutch Petroleum Co.                             139,100            8,563
EOG Resources, Inc.                                   252,900            8,472
Apache Corp.                                          143,800            8,457
USX Marathon Group                                    330,600            8,286
Devon Energy Corp.                                    141,100            7,928
BP Amoco PLC SP - ADR                                 136,744            7,735
Conoco, Inc.                                          307,600            7,555
Amerada Hess Corp.                                    121,300            7,490
Peco Energy Co.                                       183,800            7,409
Chevron Corp.                                          86,300            7,319
Dynegy, Inc.                                          103,600            7,077
Texaco, Inc.                                           75,900            4,042
Nabors Industries, Inc. (b)                             6,400              266
Enron Corp.                                             4,000              258
                                                                    ----------
                                                                       135,899
FINANCIAL & BUSINESS SERVICES 10.6%
Citigroup, Inc.                                       184,750           11,131
MGIC Investment Corp.                                 204,100            9,287
American Express                                      163,600            8,528
Hartford Financial Services Group, Inc.               145,400            8,133
MBNA Corp.                                            286,800            7,779
AFLAC, Inc.                                           168,300            7,731
Capital One Financial Corp.                           172,600            7,703
Fleet Boston Financial Corp.                          205,100            6,973
Marsh & McLennan Cos.                                  66,500            6,945
Firstar Corp.                                         292,600            6,164
Federal National Mortgage Association                  61,900            3,230
VeriSign, Inc. (b)                                      1,100              194
Paychex, Inc.                                           3,800              160
                                                                    ----------
                                                                        83,958
HEALTH CARE 10.0%
Pfizer, Inc.                                          329,925           15,836
Immunex Corp. (b)                                     244,600           12,092
Allergan, Inc.                                        162,200           12,084
Schering-Plough Corp.                                 227,300           11,479

                                                                      Value
                                                   Shares            (000s)
------------------------------------------------------------------------------
Merck & Co., Inc.                                     140,500       $   10,766
Genentech, Inc. (b)                                    55,300            9,512
Pharmacia Corp.                                       152,600            7,888
                                                                    ----------
                                                                        79,657
TECHNOLOGY 29.0%
Corning, Inc.                                          59,900           16,166
Intel Corp.                                           112,400           15,026
Nortel Networks Corp.                                 200,400           13,677
Cisco Systems, Inc. (b)                               212,000           13,475
SDL, Inc. (b)                                          46,200           13,176
Ciena Corp. (b)                                        79,000           13,168
Amdocs Ltd. (b)                                       145,800           11,190
Scientific-Atlanta, Inc.                              149,600           11,145
JDS Uniphase Corp. (b)                                 86,000           10,309
Micron Technology, Inc.                               112,100            9,873
Altera Corp. (b)                                       96,500            9,837
Compaq Computer Corp.                                 381,600            9,755
Siebel Systems, Inc. (b)                               58,400            9,552
EMC Corp. (b)                                         123,500            9,502
Analog Devices, Inc. (b)                              118,100            8,976
Sun Microsystems, Inc. (b)                             96,400            8,767
Oracle Corp. (b)                                      103,100            8,668
Applied Materials, Inc. (b)                            91,800            8,319
Veritas Software Corp. (b)                             73,025            8,253
Texas Instruments, Inc.                               115,500            7,933
Teradyne, Inc. (b)                                     86,000            6,321
Computer Associates International, Inc.               102,200            5,231
Redback Networks, Inc. (b)                              3,100              552
Broadcom Corp. (b)                                      1,600              350
I2 Technologies, Inc. (b)                               2,800              292
America Online, Inc. (b)                                4,700              248
Linear Technology Corp.                                 3,800              243
Network Appliance, Inc. (b)                             2,800              225
                                                                    ----------
                                                                       230,229
UTILITIES 2.4%
Coastal Corp.                                         158,600            9,655
Calpine Corp. (b)                                     140,400            9,231
                                                                    ----------
                                                                        18,886
                                                                    ----------
Total Common Stocks                                                    740,736
(Cost $576,274)                                                     ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
------------------------------------------------------------------------------

                                              Principal
                                                 Amount
                                                 (000s)
REPURCHASE AGREEMENT 7.2%
State Street Bank
  5.850% due 07/03/2000                              $ 56,866           56,866
  (Dated 06/30/2000. Collateralized by
  Federal National Mortgage Association
  6.400% due 12/21/2001 valued at $51,004 and
  Federal Home Loan Bank
  7.620% due 01/12/2010 valued at $7,004.
  Repurchase proceeds are $56,893.)
                                                                    ----------
Total Short-Term Instruments                                            56,866
(Cost $56,866)                                                      ==========

TOTAL INVESTMENTS (a) 100.5%                                        $  797,602
(Cost $633,140)

OTHER ASSETS AND LIABILITIES (NET) (0.5%)                               (3,792)
                                                                    ----------
NET ASSETS 100.0%                                                   $  793,810
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $637,056 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $  178,851

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (18,305)
                                                                    ----------

Unrealized appreciation-net                                         $  160,546
                                                                    ==========

(b) Non-income producing security.


28  SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
EQUITY INCOME FUND
June 30, 2000

                                                                   Value
                                                  Shares           (000s)
------------------------------------------------------------------------------
COMMON STOCKS 96.7%
------------------------------------------------------------------------------
CAPITAL GOODS 7.7%
Tyco International Ltd.                                45,000       $    2,132
General Electric Co.                                   35,000            1,855
Weatherford International, Inc. (b)                    35,000            1,393
                                                                    ----------
                                                                         5,380
COMMUNICATIONS 10.6%
Cox Communications, Inc.                               35,000            2,150
Nokia Corp. SP - ADR                                   35,000            1,748
GTE Corp.                                              20,000            1,245
SBC Communications, Inc.                               28,000            1,211
Vodafone Group PLC SP - ADR                            25,000            1,036
                                                                    ----------
                                                                         7,390
CONSUMER DISCRETIONARY 4.8%
General Motors Corp. `H'                               25,000            2,194
Wal-Mart Stores, Inc.                                  20,000            1,152
                                                                    ----------
                                                                         3,346
ENERGY 16.9%
Utilicorp United                                       90,000            2,138
Enron Corp.                                            30,000            1,935
EL Paso Energy Corp.                                   35,000            1,783
Peco Energy Co.                                        40,000            1,613
Exxon Mobil Corp.                                      20,000            1,570
Schlumberger Ltd.                                      20,000            1,493
Cooper Cameron Corp. (b)                               20,000            1,320
                                                                    ----------
                                                                        11,852
FINANCIAL & BUSINESS SERVICES 19.4%
Citigroup, Inc.                                        40,000            2,410
Spieker Properties, Inc.                               42,000            1,932
Boston Properties, Inc.                                50,000            1,931
Morgan Stanley, Dean Witter, Discover and Co.          20,000            1,665
American International Group, Inc.                     14,000            1,645
Omnicom Group                                          18,000            1,603
American Express                                       30,000            1,564
Federal National Mortgage Association                  15,000              783
                                                                    ----------
                                                                        13,533
HEALTH CARE 11.1%
Schering-Plough Corp.                                  35,000            1,767
Johnson & Johnson                                      17,000            1,732
Merck & Co., Inc.                                      20,000            1,532
American Home Products Corp.                           25,000            1,469
Medtronic, Inc.                                        25,000            1,245
                                                                    ----------
                                                                         7,745
TECHNOLOGY 19.8%
EMC Corp. (b)                                          40,000            3,077
Jabil Circuit, Inc. (b)                                40,000            1,985
Hewlett Packard Co.                                    15,000            1,873
Scientific-Atlanta, Inc.                               25,000            1,863
Flextronics International Ltd. (b)                     25,000            1,717
Nortel Networks Corp.                                  25,000            1,706
Intel Corp.                                            12,000            1,604
                                                                    ----------
                                                                        13,825
UTILITIES 6.4%
Calpine Capital Trust II-144A                          35,000            2,538
Duke Energy Corp.                                      35,000            1,973
                                                                    ----------
                                                                         4,511
                                                                    ----------
Total Common Stocks                                                     67,582
(Cost $66,147)                                                      ==========

------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 2.9%
------------------------------------------------------------------------------


                                              Principal
                                                 Amount              Value
                                                 (000s)              (000s)
TECHNOLOGY 2.9%
Nextel Communications
    5.250% due 01/15/2010                             $ 2,000       $    2,030
                                                                    ----------
Total Convertible Bonds & Notes                                          2,030
(Cost $1,914)                                                       ==========

TOTAL INVESTMENTS (a) 99.6%                                         $   69,612
(Cost $68,061)

OTHER ASSETS AND LIABILITIES (NET) 0.4%                                    297
                                                                    ----------

NET ASSETS 100.0%                                                   $   69,909
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $68,096 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $    3,889

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,373)
                                                                    ----------
Unrealized appreciation-net                                         $    1,516
                                                                    ==========

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 29

SCHEDULE OF INVESTMENTS
GLOBAL INNOVATION FUND
June 30, 2000

                                                                      Value
                                                   Shares            (000s)
------------------------------------------------------------------------------
COMMON STOCKS 93.2%
------------------------------------------------------------------------------
CAPITAL GOODS 1.2%
Waters Corp. (b)                                       10,000      $    1,248
                                                                    ----------
COMMUNICATIONS 7.3%
Nokia Corp. SP - ADR                                   40,000            1,998
Alcatel Alsthom SP - ADR                               29,000            1,929
ADC Telecommunication, Inc. (b)                        18,000            1,510
Telefonaktiebolaget LM Ericsson SP - ADR               70,000            1,400
SK Telecom Co. Ltd. SP - ADR                           21,000              763
                                                                    ----------
                                                                         7,600
HEALTH CARE 10.3%
IDEC Pharmaceuticals Corp. (b)                         19,000            2,229
Elan Corp. PLC (b)                                     42,000            2,034
Genentech, Inc. (b)                                    11,000            1,892
Ivax Corp. (b)                                         36,000            1,494
Teva Pharmaceutical Industries Ltd.                    20,000            1,109
QLT Phototherapeutics, Inc. (b)                        13,600            1,051
COR Therapeutics, Inc. (b)                             12,000            1,024
                                                                    ----------
                                                                        10,833
TECHNOLOGY 74.4%
Juniper Networks, Inc. (b)                             23,800            3,464
Nortel Networks Corp.                                  45,000            3,071
Intel Corp.                                            20,400            2,727
EMC Corp. (b)                                          32,000            2,462
Cisco Systems, Inc. (b)                                38,100            2,422
Redback Networks, Inc. (b)                             13,000            2,314
I2 Technologies, Inc. (b)                              22,000            2,294
BEA Systems, Inc. (b)                                  46,000            2,274
Dell Computer Corp. (b)                                46,000            2,268
Veritas Software Corp. (b)                             20,000            2,260
E-Tek Dynamics, Inc. (b)                                8,500            2,242
Extreme Networks, Inc. (b)                             21,000            2,216
Brocade Communications Systems, Inc. (b)               11,700            2,147
Flextronics International Ltd. (b)                     28,500            1,958
Applied Micro Circuits Corp. (b)                       19,000            1,876
Sycamore Networks, Inc.                                17,000            1,876
Oracle Corp. (b)                                       22,000            1,849
Micron Technology, Inc. (b)                            21,000            1,849
Bookham Technology PLC (b)                             31,000            1,837
Tibco Software, Inc. (b)                               17,000            1,823
Micromuse, Inc. (b)                                    11,000            1,820
Siebel Systems, Inc. (b)                               11,100            1,816
Rational Software Corp. (b)                            19,000            1,766
Broadcom Corp. (b)                                      7,500            1,642
Aether Systems, Inc. (b)                                8,000            1,640
Sun Microsystems, Inc. (b)                             18,000            1,637
Altera Corp. (b)                                       15,200            1,548
Applied Materials, Inc. (b)                            16,900            1,532
Scientific-Atlanta, Inc.                               20,000            1,490
SDL, Inc. (b)                                           5,000            1,426
Texas Instruments, Inc.                                20,000            1,374
Teradyne, Inc. (b)                                     18,500            1,360
ASM Lithography Holding (b)                            30,000            1,324
Dialog Semiconductor Ltd. (b)                          25,000            1,256
China Telecom (Hong Kong) Ltd. (b)                      7,000            1,245
Proxim, Inc. (b)                                       12,000            1,188
Inktomi Corp. (b)                                       9,500            1,123
QLogic Corp. (b)                                       15,500            1,024
Maxim Integrated Products, Inc. (b)                    14,100              958
PE Corp.-Celera Genomics Group (b)                     10,000              935
Integrated Device Technology, Inc. (b)                 15,000              898
Yahoo, Inc. (b)                                         7,000              867
Comverse Technology, Inc. (b)                           9,000              837
Apple Computer, Inc. (b)                               15,000              786
Broadvision, Inc. (b)                                  15,000              762
Interwoven, Inc. (b)                                    3,000              329
StorageNetworks, Inc. (b)                               1,900              171
                                                                   ----------
                                                                        77,983
                                                                    ----------
Total Common Stocks                                                     97,664
(Cost $87,088)                                                      ==========

                                             Principal
                                                 Amount              Value
                                                 (000s)              (000s)
------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
------------------------------------------------------------------------------
REPURCHASE AGREEMENT 7.6%
State Street Bank
    5.850% due 07/03/2000                        $      7,962       $    7,962
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $8,125.
    Repurchase proceeds are $7,966.)

                                                                    ----------
Total Short-Term Instruments                                             7,962
(Cost $7,962)                                                       ==========

TOTAL INVESTMENTS (a) 100.8%                                        $  105,626
(Cost $95,050)

Other Assets and Liabilities (Net) (0.8%)                                 (878)
                                                                    ----------
NET ASSETS 100.0%                                                   $  104,748
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $95,889 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   12,532

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,795)
                                                                    ----------
Unrealized appreciation-net                                         $    9,737
                                                                    ==========

(b) Non-income producing security.


30 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
GROWTH FUND
June 30, 2000

                                                                      Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
COMMON STOCKS 98.9%
------------------------------------------------------------------------------
CAPITAL GOODS 3.9%
General Electric Co.                                1,500,000       $   79,500
Tyco International Ltd.                               750,000           35,531
                                                                    ----------
                                                                       115,031
COMMUNICATIONS 8.8%
Nokia Corp. SP - ADR                                3,500,000          174,781
Telefonaktiebolaget LM Ericsson SP - ADR            2,500,000           50,000
AT&T Corp. - Liberty Media Group `A' (b)            1,300,000           31,525
                                                                    ----------
                                                                       256,306
CONSUMER DISCRETIONARY 7.5%
Wal-Mart Stores, Inc.                               1,500,000           86,438
Home Depot, Inc.                                    1,000,000           49,937
Kohls Corp. (b)                                       800,000           44,500
Clear Channel Communications (b)                      500,000           37,500
                                                                    ----------
                                                                       218,375
ENERGY 4.3%
Enron Corp.                                         1,500,000           96,750
AES Corp. (b)                                         600,000           27,375
                                                                    ----------
                                                                       124,125
FINANCIAL & BUSINESS SERVICES 18.7%
Morgan Stanley, Dean Witter, Discover and Co.       1,500,000          124,875
Citigroup, Inc.                                     1,750,000          105,438
Omnicom Group                                       1,000,000           89,062
American International Group, Inc.                    750,000           88,125
American Express                                    1,500,000           78,187
Northern Trust Corp.                                  500,000           32,531
Federal National Mortgage Association                 500,000           26,094
                                                                    ----------
                                                                       544,312
HEALTH CARE 12.1%
Genentech, Inc. (b)                                   500,000           86,000
Johnson & Johnson                                     800,000           81,500
Amgen, Inc. (b)                                     1,000,000           70,250
Pfizer, Inc.                                        1,000,000           48,000
Schering-Plough Corp.                                 750,000           37,875
Medtronic, Inc.                                       600,000           29,887
                                                                    ----------
                                                                       353,512
TECHNOLOGY 43.6%
EMC Corp. (b)                                       3,000,000          230,812
Cisco Systems, Inc. (b)                             2,500,000          158,906
Nortel Networks Corp.                               2,000,000          136,500
JDS Uniphase Corp. (b)                              1,000,000          119,875
Sun Microsystems, Inc. (b)                          1,000,000           90,938
Texas Instruments, Inc.                             1,000,000           68,688
Corning, Inc.                                         250,000           67,469
Oracle Corp. (b)                                      800,000           67,250
Intel Corp.                                           400,000           53,475
Comverse Technology, Inc. (b)                         500,000           46,500
Applied Materials, Inc. (b)                           500,000           45,313
Broadcom Corp. (b)                                    200,000           43,788
SDL, Inc. (b)                                         150,000           42,778
Applied Micro Circuits Corp. (b)                      350,000           34,563
Flextronics International Ltd. (b)                    500,000           34,344
Network Appliance, Inc. (b)                           400,000           32,200
                                                                    ----------
                                                                     1,273,399
                                                                    ----------
Total Common Stocks                                                  2,885,060
(Cost $1,771,224)                                                   ==========

                                             Principal
                                                 Amount              Value
                                                 (000s)              (000s)
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
------------------------------------------------------------------------------
INDUSTRIALS 0.0%
Cabbell Financial Grantor Trust (c)
    7.187% due 12/31/2002                    $            363       $      181

                                                                    ----------
Total Corporate Bonds & Notes                                              181
(Cost $361)                                                         ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.0%
------------------------------------------------------------------------------
REPURCHASE AGREEMENT 1.0%
State Street Bank
    5.850% due 07/03/2000                              30,194           30,194
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.125% due 02/13/2004 valued at $30,800.
    Repurchase proceeds are $30,209.)

                                                                    ----------
Total Short-Term Instruments                                            30,194
(Cost $30,194)                                                      ==========

TOTAL INVESTMENTS (a) 99.9%                                         $2,915,435
(Cost $1,801,779)

OTHER ASSETS AND LIABILITIES (NET) 0.1%                                  2,663
                                                                    ----------
Net Assets 100.0%                                                   $2,918,098
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,803,018 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $1,135,113

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (22,696)
                                                                    ----------
Unrealized appreciation-net                                         $1,112,417
                                                                    ==========

(b) Non-income producing security.

(c) Illiquid securities.


                                                       SEE ACCOMPANYING NOTES 31

SCHEDULE OF INVESTMENTS
INNOVATION FUND
June 30, 2000

                                                                     Value
                                                       Shares        (000s)
------------------------------------------------------------------------------
COMMON STOCKS 98.5%
------------------------------------------------------------------------------
COMMUNICATIONS 9.3%
Nokia Corp. SP - ADR                                3,148,000       $  157,203
Telefonaktiebolaget LM Ericsson SP - ADR            6,850,000          137,000
ADC Telecommunication, Inc. (b)                     1,075,000           90,166
Next Level Communications, Inc. (b)                   772,500           66,242
Alcatel Alsthom SP - ADR                              850,000           56,525
                                                                    ----------
                                                                       507,136
CONSUMER DISCRETIONARY 4.0%
Gemstar International Group Ltd. (b)                2,746,000          168,750
General Motors Corp. `H'                              560,000           49,140
                                                                    ----------
                                                                       217,890
HEALTH CARE 4.3%
MedImmune, Inc. (b)                                 1,350,000           99,900
Forest Laboratories `A' (b)                           909,000           91,809
IDEC Pharmaceuticals Corp. (b)                        392,800           46,080
                                                                    ----------
                                                                       237,789
TECHNOLOGY 80.9%
Micron Technology, Inc. (b)                         2,610,000          229,843
Siebel Systems, Inc. (b)                            1,305,200          213,482
Intel Corp.                                         1,480,000          197,858
Cisco Systems, Inc. (b)                             3,040,000          193,230
E-Tek Dynamics, Inc. (b)                              706,300          186,331
Ciena Corp. (b)                                     1,085,000          180,856
Oracle Corp. (b)                                    2,019,000          169,722
Juniper Networks, Inc. (b)                          1,126,200          163,932
Nortel Networks Corp.                               2,400,000          163,800
Redback Networks, Inc. (b)                            910,400          162,051
Brocade Communications Systems, Inc. (b)              867,200          159,118
Xilinx, Inc. (b)                                    1,830,000          151,089
Applied Materials, Inc. (b)                         1,571,600          142,426
ASM Lithography Holding (b)                         3,179,100          140,278
Veritas Software Corp. (b)                          1,148,450          129,793
Dell Computer Corp. (b)                             2,450,000          120,816
Sycamore Networks, Inc. (b)                         1,085,000          119,757
Tibco Software, Inc. (b)                            1,020,600          109,443
Vignette Corp. (b)                                  2,050,000          106,632
Check Point Software Technologies Ltd. (b)            500,000          105,875
National Semiconductor Corp. (b)                    1,810,000          102,718
Rational Software Corp. (b)                         1,061,500           98,653
I2 Technologies, Inc. (b)                             920,200           95,945
Portal Software, Inc. (b)                           1,465,000           93,577
Broadvision, Inc. (b)                               1,771,100           89,994
Network Appliance, Inc. (b)                         1,100,000           88,550
Texas Instruments, Inc.                             1,240,000           85,173
JDS Uniphase Corp. (b)                                618,000           74,083
SDL, Inc. (b)                                         250,000           71,297
Ariba, Inc. (b)                                       589,600           57,808
Sun Microsystems, Inc. (b)                            628,400           57,145
RF Micro Devices, Inc. (b)                            627,500           54,985
EMC Corp. (b)                                         670,000           51,548
Extreme Networks, Inc. (b)                            397,500           41,936
Infospace, Inc. (b)                                   700,000           38,675
Phone.com, Inc. (b)                                   547,300           35,643
Analog Devices, Inc. (b)                              410,000           31,160
Vitesse Semiconductor Co. (b)                         400,000           29,425
Foundry Networks, Inc. (b)                            260,000           28,730
PE Corp.-PE Biosystems Group                          380,000           25,032
Flextronics International Ltd. (b)                    275,000           18,889
Digital Microwave Corp. (b)                           400,000           15,250
                                                                    ----------
                                                                     4,432,548
                                                                    ----------
Total Common Stocks                                                  5,395,363
(Cost $3,710,170)                                                   ==========

                                             Principal
                                                 Amount              Value
                                                 (000s)              (000s)
------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.1%
------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.1%
State Street Bank
    5.850% due 07/03/2000                            $113,785       $  113,785
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Corporation
    6.390% due 10/01/2008 valued at $51,000,
    Federal Home Loan Bank
    5.823% due 05/06/2009 valued at $51,000, and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $14,064.
    Repurchase proceeds are $113,840.)
                                                                    ----------
Total Short-Term Instruments                                           113,785
(Cost $113,785)                                                     ==========

TOTAL INVESTMENTS (a) 100.6%                                        $5,509,148
(Cost $3,823,955)

OTHER ASSETS AND LIABILITIES (NET) (0.6%)                              (29,992)
                                                                    ----------

Net Assets 100.0%                                                   $5,479,156
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,914,225 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $1,746,367

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                           (151,444)
                                                                    ----------

Unrealized appreciation-net                                         $1,594,923
                                                                    ==========

(b) Non-income producing security.


32 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
INTERNATIONAL FUND
June 30, 2000

                                                                     Value
                                                    Shares          (000s)
------------------------------------------------------------------------------
COMMON STOCKS 90.7%
------------------------------------------------------------------------------
BRAZIL 1.0%
Telecomunicacoes Brasileiras SA SP - ADR                3,850       $      374
Petroleo Brasileiro SA                                  8,240              249
Centrais Electricas Brasileiras SA `B'              6,513,000              144
Cia Vale Do Rio (b)                                     5,100              144
Telecomunicacoes de Sao Paulo SA (b)                    4,600               85
Companhia Cervejaria Brahma                            80,000               68
Banco Itau SA                                         730,000               64
Banco Bradesco SA                                   7,276,037               63
Companhia Energetica de Minas Gerais                2,940,800               51
Companhia Siderurgica Nacional (b)                  1,360,000               43
Aracruz Celulose SA `B'                                21,000               40
Tele Sudeste Celular Participacoes SA (b)                 920               28
Tele Norte Leste Participacoes SA                     133,204               16
Telesp Celular (b)                                         76                0
                                                                    ----------
                                                                         1,369
CHILE 1.1%
Compania de Telecomunicaciones de Chile SA SP - ADR    20,855              378
Banco Santander Chile SP - ADR                         15,850              254
Enersis SA SP - ADR                                    12,122              242
Empresa Nacional de Electricidad SA SP - ADR           16,367              181
Gener SA SP - ADR                                      10,633              156
Compania Cervecerias Unidas SA SP - ADR                 4,300               98
Sociedad Quimica y Minera de Chile SA SP - ADR          3,000               67
Masisa SA SP - ADR                                      3,900               46
Madeco SA SP - ADR (b)                                  4,342               33
Quimica Y Minera de Chile                                 531               12
                                                                    ----------
                                                                         1,467
CHINA 0.7%
China Telecom Ltd. (b)                                 82,000              723
Huaneng Power International, Inc.                     399,000              131
Yizheng Chemical Fibre Co. Ltd. `H'                   514,000              102
Guangshen Railway Co. Ltd. `H'                        668,000               68
                                                                    ----------
                                                                         1,024
FINLAND 4.4%
Nokia Corp.                                            94,208            4,807
Sonera Group OYJ                                        9,520              434
Sanoma WSOY                                            13,520              225
Yit-Yhtyma OY                                          12,184              161
Talentum                                               13,630              126
Hartwall OY AB                                          4,700               94
Jot Automation Group OYJ                               10,500               70
UPM-Kymmene Corp.                                       2,746               68
Kemira OYJ                                             12,050               59
Okobank                                                 2,564               26
Rautaruukki OY                                          4,895               23
Viking Line AB                                            880               21
                                                                    ----------
                                                                         6,114
FRANCE 8.4%
France Telecom SA                                      10,641            1,487
Total SA                                                9,032            1,385
Vivendi (Ex-Generale Des Eaux)                         12,158            1,073
AXA                                                     6,348            1,000
Banque National de Paris                                9,050              871
Alcatel Telecommunications                             12,890              845
Carrefour Supermarche                                   8,580              586
Legrand SA                                              2,500              561
Cap Gemini SA                                           2,900              511
Hermes International                                    3,115              421
Suez Lyonnaise des Eaux                                 2,310              405
L'OREAL                                                   460              398
Lafarge SA                                              4,801              373
Castorama Dubois                                        1,470              364
Sodexho Alliance SA                                     1,750              318
Groupe GTM                                              2,870              269
Groupe Danone                                           1,960              260
Renault SA                                              5,140              234
Schneider SA                                            2,801              195
Societe BIC SA                                          2,680              131
Vivendi Warrants (b)                                    2,750                9
                                                                    ----------
                                                                        11,696
GERMANY 10.2%
Allianz AG                                              5,397            1,939
Siemens AG                                              8,793            1,326
SAP AG                                                  6,180            1,139
E On AG                                                20,468              987
DaimlerChrysler AG                                     17,819              929

                                                                     Value
                                                    Shares          (000s)
------------------------------------------------------------------------------
Deutsche Telekom                                       40,332       $    2,303
Muenchener Rueckversicherungs-Gesellschaft AG           2,590              814
Bayer AG                                               20,600              804
BASF AG                                                17,900              719
Bayerische Hypo Vereinsbank AG                         10,500              678
Dresdner Bank AG                                       16,120              663
Bayerische Motoren Werke AG                            20,420              617
MAN AG                                                 17,000              514
Commerzbank AG                                         11,500              412
Metro AG                                                6,800              240
                                                                    ----------
                                                                        14,084
HONG KONG 0.4%
Citic Pacific Ltd.                                     42,000              220
Legend Holdings                                       216,000              209
Cosco Pacific Ltd.                                    228,000              180
                                                                    ----------
                                                                           609
HUNGARY 3.2%
Magyar Tavkozlesi Rt.                                 395,300            2,749
OTP Bank Rt.                                           13,010              678
MOL Magyar Olaj-es Gazipari Rt.                        33,500              462
Gedeon Richter Rt.                                      7,945              428
Danubius Hotel and Spa Rt.                              7,490              144
Pick Szeged Rt.                                         1,090               40
                                                                    ----------
                                                                         4,501
INDIA 0.6%
Mahanagar Telephone Nigam Ltd. (b)                     20,200              206
Videsh Sanchar Nigam Ltd.                              10,000              156
I.T.C. Limited SP - GDR (b)                             6,900              133
State Bank of India SP - GDR                           11,700              116
BSES Ltd. - GDR                                         5,400              100
Larsen & Toubro Ltd.                                    8,600               96
                                                                    ----------
                                                                           807
IRELAND 1.0%
CRH PLC                                                21,866              395
Allied Irish Banks PLC                                 35,100              314
Eircom PLC                                            100,300              268
Kerry Group PLC                                        10,700              140
Jefferson Smurfit Group PLC                            70,900              122
Irish Life & Permanent PLC                              9,141               77
Bank of Ireland                                         9,200               58
                                                                    ----------
                                                                         1,374
ITALY 2.2%
Telecom Italia Mobile SpA                              50,200              513
Telecom Italia SpA                                     31,865              438
ENI SpA                                                69,900              404
Istituto Bancario San Paolo di Torino                  20,757              368
Assicuazioni Generali                                   9,135              313
Enel SpA                                               45,800              203
Fiat SpA                                                6,540              170
Benetton Group SpA                                     75,700              158
Banca Popolare di Milano                               19,200              138
RAS AG                                                 12,300              135
Banca Intesa SpA                                       21,885               98
Telecom Italia SpA                                     13,400               89
Olivetti SpA                                           18,200               66
Beni Stabili SpA                                       20,757               11
Banca Intesa SpA                                        3,486                5
                                                                    ----------
                                                                         3,109
JAPAN 20.6%
Nippon Telegraph & Telephone                              158            2,100
Fanuc                                                  16,300            1,658
Murata Manufacturing Co.                               11,000            1,578
Toyota Motor Corp.                                     33,000            1,502
Bank of Tokyo-Mitsubishi Ltd.                         115,000            1,388
Matsushita Electric Industrial Co. Ltd.                49,000            1,270
Fuji Photo Film                                        31,000            1,268
Fujisawa Pharmaceutical                                30,000            1,213
Sharp Corp.                                            67,000            1,184
NEC Corp.                                              35,000            1,098
Kirin Brewery Co. Ltd.                                 83,000            1,036
Sony Corp.                                             11,000            1,026
Mitsubishi Estate                                      86,000            1,012
Sumitomo Bank Ltd.                                     81,000              992
Canon, Inc.                                            18,000              896
Asahi Chemical Industry Co. Ltd.                      118,000              834

                                                       SEE ACCOMPANYING NOTES 33

INTERNATIONAL FUND
June 30, 2000

                                                                     Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
Secom                                                  11,000       $      803
DAI Nippon Printing Co. Ltd.                           45,000              793
Nomura Securities Co. Ltd.                             31,000              758
Hitachi Ltd.                                           52,000              750
Tokyo Electric Power                                   28,300              689
Honda Motor Co. Ltd.                                   20,000              680
Yamanouchi Pharm                                       12,000              655
Ito-Yokado Co. Ltd.                                    10,000              601
Mitsubishi Heavy Industries Ltd.                      131,000              580
Nippon Steel Corp.                                    257,000              540
Tokio Marine & Fire Insurance Co.                      46,000              531
Mitsubishi Corp.                                       55,000              497
Bridgestone Corp.                                      19,000              402
Nissan Motor Co. Ltd. (b)                              63,000              371
                                                                    ----------
                                                                        28,705
MALAYSIA 1.6%
Tenaga Nasional Bhd.                                  185,000              604
Malayan Banking Bhd.                                  122,000              494
Telekom Malaysia Bhd.                                 106,000              366
Malaysia International Shipping Bhd.                  137,000              227
Public Bank Bhd.                                      216,000              216
Commerce Asset-Holding Bhd.                            49,000              142
RHB Capital                                           102,000              111
Resorts World Bhd.                                     37,000              101
                                                                    ----------
                                                                         2,261
NETHERLANDS 3.2%
Royal Dutch Petroleum Co.                              20,370            1,266
Philips Electronics (b)                                11,200              528
ING Groep NV                                            7,585              513
Koninklijke KPN NV                                      7,940              355
ABN AMRO Mortgage Corp.                                13,600              333
Aegon NV                                                8,400              299
Fortis NL                                               7,960              232
Unilever NV                                             4,953              227
Verernigde Nederlandse Uitgeversbedrijven Bezit         4,380              226
Heineken NV                                             3,100              189
Akzo Noble NV                                           3,980              169
Koninklijke Ahold NV                                    4,700              138
                                                                    ----------
                                                                         4,475
NEW ZEALAND 0.8%
Telecom Corp. of New Zealand Ltd.                     159,200              556
Fletcher Challenge Energy                              52,800              172
Lion Nathan Ltd.                                       59,600              133
Carter Holt Harvey Ltd.                               147,500              128
Brierley Investments Ltd.                             566,000               88
Fisher & Paykel Industries Ltd.                        21,200               67
                                                                    ----------
                                                                         1,144
NORWAY 2.3%
Norsk Hydro ASA                                        28,470            1,194
Orkla ASA                                              20,800              395
Christiania Bank Og Kreditkasse                        53,900              290
Storebrand ASA                                         37,700              272
Den Norske Bank ASA                                    61,060              253
Petroleum Geo-Services (b)                             14,100              241
Tomra Systems ASA                                       6,400              170
Norske Skogindustrier ASA                               5,600              134
Merkantildata ASA (b)                                  17,900               92
Hafslund ASA `B'                                       20,200               66
Tandberg Television ASA (b)                             8,500               49
Unitor ASA                                              4,000               29
                                                                    ----------
                                                                         3,185
POLAND 2.1%
Telekomunikacja Polska SA                             151,900            1,049
Polski Koncern Naftowy                                 57,153              537
Bank Slaski SA W Katowicach                             4,840              261
Elektrim Spolka Akcyjna SA                             16,280              187
Bank Pekao (b)                                         14,400              173
Prokom Software SA                                      2,820              148
Wielkopolski Bank Kredytowy SA                         19,590              114
Bank Rozwoju Eksportu SA                                3,100               96
Stomil Olsztyn SA                                      14,500               95
Big Bank Gdanski SA                                    42,500               86
Softbank SA                                             1,440               75
Debica SA                                               4,930               41
Bank Handlowy W. Warszawie                              2,509               40
                                                                    ----------
                                                                         2,902
RUSSIA 1.9%
LUKoil Holding SP - ADR                                21,000            1,074
Surgutneftegaz                                         59,900              798
Unified Energy System SP - ADR                         43,300              498
Rostelecom SP - ADR                                    17,000              232
Mosenergo SP - ADR                                     12,800               50
                                                                    ----------
                                                                         2,652
SINGAPORE 0.9%
Singapore Press Holdings                               20,000              313
DBS Group Holdings Ltd.                                21,000              270
Singapore Tech Engineering Ltd.                       165,000              243
City Developments Ltd.                                 47,000              182
Overseas Union Bank                                    47,000              182
DBS Land                                              102,000              132
                                                                    ----------
                                                                         1,322
SOUTH KOREA 1.9%
Samsung Electronics (b)                                 2,000              662
Korea Electric Power Corp.                             14,000              434
Korea Fund, Inc. (b)                                   17,000              239
SK Telecom Co. (b)                                        600              196
Korea Telecom                                           2,000              176
Kookmin Bank                                           11,000              140
Samsung Electro-Mechanics                               2,000              125
Pohang Iron & Steel Co.                                 5,000              120
Hyundai Motor Co. Ltd.                                  8,000              103
L.G. Chemical Ltd.                                      5,000              100
Samsung Display Devices Co.                             2,000               96
SK Corp.                                                4,000               73
Shinhan Bank                                            7,000               66
Samsung Heavy Industries                               14,000               65
                                                                    ----------
                                                                         2,595
SPAIN 3.0%
Telefonica SA                                          61,940            1,331
Banco Bilbao Vizcaya International                     61,220              915
Banco Santander Central Hispano                        55,060              581
Endesa SA                                              25,780              499
Repsol SA                                              17,420              347
Fomento de Contrucciones y Contratas SA                 9,220              174
Iberdrola SA                                            8,750              113
Sogecable SA (b)                                        2,700               96
Autopistas Concesionaria Espanola SA                    5,900               51
Gas Natural                                             2,560               46
Union Electric Fenosa                                   2,330               42
Autopistas, Concesionaria Espanola SA warrants (b)      5,900                3
                                                                    ----------
                                                                         4,198
SWEDEN 2.1%
MSCI Sweden Opal Series B (b)                           7,660            2,966
                                                                    ----------
SWITZERLAND 4.6%
Novartis AG                                               884            1,400
Roche Holding AG                                          116            1,129
Nestle SA                                                 458              917
Credit Suisse Group                                     4,185              832
UBS AG                                                  5,360              785
New ABB Ltd.                                            2,873              344
Zurich Allied AG                                          675              334
Swisscom AG                                               880              305
Holderbank Financiere Glarus AG                           146              179
Schindler Holding AG                                       99              152
Givaudan AG (b)                                           116               35
                                                                    ----------
                                                                         6,412
TAIWAN 2.9%
Taiwan Fund, Inc.                                      56,300            1,077
Winbond Electronics Corp. (b)                          27,994              805
Asustek Computer, Inc. (b)                             57,120              524
Taiwan Semiconductor Manufacturing Co. Ltd. (b)        11,392              441
China Steel Corp. SP - GDR (b)                         29,900              404
Evergreen Marine Corp.                                 31,320              302
Asia Cement Corp. SP - GDR (b)                         37,817              246
Advanced Semiconductor Engineering SP - GDR (b)        14,391              245
Standard Foods Taiwan Ltd. (b)                          4,269               12
                                                                    ----------
                                                                         4,056


34 SEE ACCOMPANYING NOTES

                                                                      Value
                                                    Shares            (000s)
------------------------------------------------------------------------------
TURKEY 3.8%
Turkiye Is Bankasi `C'                             61,608,800       $    1,316
Yapi ve Kredi Bankasi AS                           73,768,334              821
Turkiye Garanti Bankasi AS (b)                     50,552,200              611
Arcelik AS                                          9,553,500              470
Migros Turk TAS                                     1,784,700              331
Eregli Demir Ve Celik Fabrikalari TAS               7,059,300              284
Ege Biracilik ve Malt Sanayii AS                    3,326,100              217
Vestel Elektronik Sanayi                              696,000              210
Trakya Cam Sanayii AS                              15,181,104              174
Dogan Sirketler Grubu Holding AS                    7,162,000              173
Netas Northern Electric Telekomunikasyon AS         1,200,600              134
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS     1,976,000              123
Aygaz AS                                            2,790,000              111
Adana Cimento Sanayii `A'                           6,439,845               99
Haci Omer Sabanci Holding AS                        7,941,600               93
Akbank TAS                                         11,765,498               91
                                                                    ----------
                                                                         5,258
UNITED KINGDOM 5.8%
Morgan Stanley Capital LLC                             17,000            4,635
MSCI World Equity Benchmark Shares
    United Kingdom Index IOPV                         181,000            3,450
                                                                    ----------
                                                                         8,085
                                                                    ----------
Total Common Stocks                                                    126,370
(Cost $108,106)                                                     ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
------------------------------------------------------------------------------
                                                  Principal
                                                    Amount
                                                    (000s)
REPURCHASE AGREEMENTS 2.0%
State Street Bank
    5.850% due 07/03/2000                          $    2,823            2,823
    (Dated 06/30/2000. Collateralized by                            ----------
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $2,884.
    Repurchase proceeds are $2,824.)

TIME DEPOSITS (c) 5.2%
State Street Bank
    5.000% due 07/03/2000                     BP        3,700            5,598
    4.350% due 07/03/2000                     EC        1,700            1,623
                                                                    ----------
                                                                         7,221
                                                                    ----------
Total Short-Term Instruments                                            10,044
(Cost $10,044)                                                      ==========

TOTAL INVESTMENTS (a) 97.9%                                         $  136,414
(Cost $118,150)

OTHER ASSETS AND LIABILITIES (NET) 2.1%                                  2,956
                                                                    ----------

NET ASSETS 100.0%                                                   $  139,370
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $118,561 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $  26,110

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (8,257)
                                                                    ----------

Unrealized appreciation-net                                         $   17,853
                                                                    ==========

(b) Non-income producing security.

(c) Assets with an aggregate market value of $5,582 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000

                                                 # of             Unrealized
Type                                           Contracts        (Depreciation)
-------------------------------------------------------------------------------
GBP 100 Index Futures (09/2000)                     58 $                  (147)

                                                       SEE ACCOMPANYING NOTES 35

SCHEDULE OF INVESTMENTS
MID-CAP FUND
June 30, 2000

                                                                      Value
                                                  Shares              (000s)
------------------------------------------------------------------------------
COMMON STOCKS 94.3%
------------------------------------------------------------------------------
AEROSPACE 0.4%
Northrop Grumman Corp.                                 69,000       $    4,571
                                                                    ----------
BUILDING 1.0%
Lennar Corp.                                          549,100           11,119
                                                                    ----------
CAPITAL GOODS 3.0%
Waters Corp. (b)                                      153,500           19,159
Millipore Corp.                                       173,100           13,047
                                                                    ----------
                                                                        32,206
COMMUNICATIONS 2.8%
ADC Telecommunication, Inc. (b)                       205,300           17,220
Westwood One, Inc. (b)                                389,800           13,302
                                                                    ----------
                                                                        30,522
CONSUMER DISCRETIONARY 5.0%
CDW Computer Centers, Inc. (b)                        206,400           12,900
Bed, Bath & Beyond, Inc. (b)                          292,900           10,618
Dollar Tree Stores, Inc. (b)                          265,650           10,510
Intimate Brands, Inc. `A'                             523,380           10,337
B.J.'s Wholesale Club, Inc. (b)                       300,300            9,910
                                                                    ----------
                                                                        54,275
CONSUMER SERVICES 2.5%
Reader's Digest Assn., Inc. `A'                       363,600           14,453
Brinker International, Inc. (b)                       412,800           12,074
                                                                    ----------
                                                                        26,527
CONSUMER STAPLES 4.7%
Pepsi Bottling Group, Inc.                            482,100           14,071
SUPERVALU, Inc.                                       662,300           12,625
McCormick & Co.                                       379,500           12,334
Keebler Foods Co.                                     321,400           11,932
                                                                    ----------
                                                                       50,962
ENERGY 16.8%
Apache Corp.                                          288,900           16,991
Anadarko Petroleum Corp.                              328,300           16,189
Devon Energy Corp.                                    278,700           15,659
EOG Resources, Inc.                                   464,700           15,568
Kerr McGee Corp.                                      250,200           14,747
Murphy Oil Corp.                                      236,400           14,051
Nabors Industries, Inc. (b)                           336,500           13,986
USX Marathon Group                                    511,000           12,807
Ocean Energy, Inc. (b)                                866,500           12,293
Dynegy, Inc. `A'                                      166,369           11,365
ENSCO International, Inc.                             306,100           10,962
Noble Drilling Corp. (b)                              257,600           10,610
Cooper Cameron Corp. (b)                              158,200           10,441
BJ Services Co. (b)                                    79,600            4,975
                                                                    ----------
                                                                       180,644
FINANCIAL & BUSINESS SERVICES 17.1%
Apartment Investment & Management Co. `A'             375,700           16,249
Liberty Property Trust                                582,500           15,109
Ace Ltd.                                              528,100           14,787
Federated Investors, Inc. `B'                         418,400           14,670
Valassis Communications, Inc. (b)                     379,850           14,482
Duke-Weeks Realty Corp.                               636,100           14,233
Ambac Financial Group, Inc.                           238,700           13,084
Golden West Financial Corp.                           316,800           12,929
Waddell & Reed Financial, Inc. `A'                    390,350           12,808
Lincoln National Corp.                                353,200           12,759
Providian Financial Corp.                             138,950           12,506
Capital One Financial Corp.                           272,900           12,179
PMI Group, Inc.                                       253,500           12,041
Banknorth Group, Inc.                                 412,500            6,316
                                                                    ----------
                                                                       184,152
HEALTH CARE 5.9%
Allergan, Inc.                                        280,500           20,897
IDEC Pharmaceuticals Corp. (b)                        147,700           17,327
Forest Laboratories `A' (b)                           138,300           13,968
Invitrogen Corp. (b)                                  149,400           11,235
                                                                    ----------
                                                                        63,427
MATERIALS & PROCESSING 0.8%
Martin Marietta Materials, Inc.                       222,000            8,977
                                                                    ----------

                                                                      Value
                                                  Shares              (000s)
------------------------------------------------------------------------------
TECHNOLOGY 31.7%
Integrated Device Technology, Inc. (b)                322,100       $   19,286
Tektronix, Inc.                                       259,700           19,218
Brocade Communications Systems, Inc. (b)              101,700           18,660
Ciena Corp. (b)                                       104,200           17,369
Dendrite International, Inc. (b)                      510,250           16,998
Microchip Technology, Inc. (b)                        275,000           16,023
Scientific-Atlanta, Inc.                              213,600           15,913
Amdocs Ltd. (b)                                       200,600           15,396
Symbol Technologies, Inc.                             279,500           15,093
Credence Systems Corp. (b)                            273,400           15,088
Copper Mountain Networks (b)                          169,800           14,964
Novellus Systems, Inc. (b)                            262,900           14,870
Veritas Software Corp. (b)                            123,325           13,938
ISS Group, Inc. (b)                                   129,900           12,826
Comverse Technology, Inc. (b)                         135,800           12,629
CSG Systems International, Inc. (b)                   221,600           12,423
SDL, Inc. (b)                                          41,900           11,949
RF Micro Devices, Inc. (b)                            133,500           11,698
Network Associates, Inc. (b)                          548,700           11,180
SanDisk Corp. (b)                                     181,000           11,075
PerkinElmer, Inc.                                     163,400           10,805
Cypress Semiconductor Corp. (b)                       252,800           10,681
Scient Corp. (b)                                      227,300           10,030
JDS Uniphase Corp. (b)                                 61,000            7,312
LSI Logic Corp. (b)                                   109,400            5,921
                                                                    ----------
                                                                       341,345
UTILITIES 2.4%
Entergy Corp.                                         477,500           12,982
Florida Progress Corp.                                266,300           12,483
                                                                    ----------
                                                                        25,465
                                                                    ----------
Total Common Stocks                                                  1,014,192
(Cost $827,710)                                                     ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.3%
------------------------------------------------------------------------------
                                               Principal
                                                  Amount
                                                  (000s)
REPURCHASE AGREEMENT 6.3%
State Street Bank
    5.850% due 07/03/2000                             $68,041           68,041
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $51,002 and
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $18,404.
    Repurchase proceeds are $68,074.)
                                                                    ----------
Total Short-Term Instruments                                            68,041
(Cost $68,041)                                                      ==========

TOTAL INVESTMENTS (a) 100.6%                                        $1,082,233
(Cost $895,751)

OTHER ASSETS AND LIABILITIES (NET) (0.6%)                               (6,057)
                                                                    ----------
NET ASSETS 100.0%                                                   $1,076,176
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $900,208 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $  203,233

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (21,208)
                                                                    ----------

Unrealized appreciation-net                                         $  182,025
                                                                    ==========

(b) Non-income producing security.


36 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
OPPORTUNITY FUND
June 30, 2000

                                                                       Value
                                                    Shares            (000s)
------------------------------------------------------------------------------
COMMON STOCKS 96.3%
------------------------------------------------------------------------------
COMMUNICATIONS 5.8%
WinStar Communications, Inc. (b)                      454,550       $   15,398
True North Communications                             239,200           10,525
Worldgate Communications, Inc. (b)                    214,600            3,809
Millicom International Cellular SA (b)                 92,300            3,231
Pinnacle Holdings, Inc. (b)                            51,100            2,759
                                                                    ----------
                                                                        35,722
CONSUMER DISCRETIONARY 5.1%
Whitehall Jewellers, Inc. (b)                         298,000            5,550
Ann Taylor Stores Corp. (b)                           160,100            5,303
B.J.'s Wholesale Club, Inc. (b)                       155,300            5,125
International Game Technology (b)                     175,600            4,653
Linens`n Things, Inc. (b)                             148,300            4,023
MSC Industrial Direct Co., Inc.                       188,500            3,947
Ultimate Electronics, Inc. (b)                        123,400            3,307
                                                                    ----------
                                                                        31,908
CONSUMER SERVICES 4.6%
Avis Rent-A-Car, Inc. (b)                             626,975           11,755
SFX Entertainment, Inc. `A' (b)                       192,450            8,720
Corporate Executive Board Co. (b)                     137,600            8,239
                                                                    ----------
                                                                        28,714
ENERGY 8.6%
Newpark Resources, Inc. (b)                         1,095,600           10,340
Veritas DGC, Inc. (b)                                 320,300            8,328
Grey Wolf, Inc. (b)                                 1,375,000            6,875
Grant Prideco, Inc. (b)                               260,300            6,508
Ocean Energy, Inc. (b)                                422,700            5,997
Key Energy Group, Inc. (b)                            552,600            5,319
NATCO Group, Inc. (b)                                 551,200            5,202
Core Laboratories N.V. (b)                            164,000            4,756
                                                                    ----------
                                                                        53,325
ENVIRONMENTAL SERVICES 2.0%
Waste Connections, Inc. (b)                           383,000            7,564
Syntroleum Corp. (b)                                  267,500            4,581
                                                                    ----------
                                                                        12,145
FINANCIAL & BUSINESS SERVICES 7.0%
Meristar Hospitality Corp.                            365,600            7,678
Korn/Ferry International (b)                          222,100            7,038
Golden State Bancorp, Inc. (b)                        369,200            6,646
Modem Media Poppe Tyson, Inc. (b)                     426,200            5,301
Teletech Holdings, Inc. (b)                           164,100            5,097
Bank United Corp. `A'                                 128,700            4,529
Rare Medium Group, Inc. (b)                           220,800            3,491
Metris Companies, Inc.                                134,950            3,391
                                                                    ----------
                                                                        43,171
HEALTH CARE 10.9%
Alpharma, Inc.                                        142,200            8,852
Medicis Pharmaceutical `A' (b)                        154,800            8,824
Renal Care Group, Inc. (b)                            338,400            8,275
Cell Therapeutics, Inc. (b)                           240,467            7,364
Alkermes, Inc. (b)                                    151,300            7,130
INAMED Corp. (b)                                      158,000            5,787
Health Management Associates, Inc. `A' (b)            427,200            5,580
Noven Pharmaceuticals, Inc. (b)                       163,300            4,909
Cytyc Corp. (b)                                        78,800            4,206
Province Healthcare Co. (b)                            92,700            3,349
Medarex, Inc. (b)                                      37,300            3,152
                                                                    ----------
                                                                        67,428
TECHNOLOGY 52.3%
Art Technology Group, Inc. (b)                        121,300           12,244
Netro Corp. (b)                                       210,300           12,066
Aeroflex, Inc. (b)                                    232,750           11,565
TranSwitch Corp. (b)                                  149,250           11,520
Kana Communications, Inc. (b)                         185,900           11,503
Varian Semiconductor Equipment (b)                    176,700           11,099
Digital Microwave Corp. (b)                           284,900           10,862
Informatica Corp. (b)                                 132,300           10,840
Active Software, Inc. (b)                             136,900           10,634
Motient Corp. (b)                                     631,200            9,902
Getty Images, Inc. (b)                                254,000            9,414

                                                                       Value
                                                    Shares            (000s)
------------------------------------------------------------------------------
Optimal Robotics Corp. (b)                            242,800       $    9,317
DDI Corp. (b)                                         315,700            8,997
Documentum, Inc. (b)                                   97,300            8,696
L-3 Communications Holdings, Inc. (b)                 150,200            8,571
Telcom Semiconductor, Inc. (b)                        209,000            8,438
Mercury Interactive Corp. (b)                          86,000            8,321
Advanced Energy Industries (b)                        139,800            8,239
Sirius Satellite Radio, Inc. (b)                      183,400            8,127
Packeteer, Inc. (b)                                   270,700            7,884
Fairchild Semiconductor International, Inc. (b)       192,200            7,784
Espeed, Inc. (b)                                      171,700            7,458
Bookham Technology PLC (b)                            119,900            7,104
Digene Corp. (b)                                      171,500            6,924
FuelCell Energy, Inc. (b)                              98,100            6,775
Trimble Navigation Ltd. (b)                           120,900            5,901
Ulticom, Inc. (b)                                     234,900            5,641
iBEAM Broadcasting Corp. (b)                          305,000            5,490
Network Plus Corp. (b)                                376,400            5,340
MKS Instruments, Inc. (b)                             134,800            5,274
GetThere.com, Inc. (b)                                495,900            5,238
Exfo Electro Optical Engineering, Inc. (b)            115,100            5,050
CBT Group PLC SP - ADR (b)                             95,600            4,588
Zixit Corp.                                            98,400            4,533
Electro Scientific Industries, Inc. (b)               100,400            4,421
Elantec Semiconductor, Inc. (b)                        62,000            4,317
Lam Research Corp. (b)                                114,700            4,301
Capstone Turbine Corp. (b)                             89,700            4,042
Cysive, Inc. (b)                                      156,000            3,725
Be Free, Inc. (b)                                     376,100            3,385
SCG Holding Corp. (b)                                 154,100            3,371
Westell Technologies, Inc. (b)                        198,500            2,978
Repligen Corp. (b)                                    347,826            2,185
Discovery Laboratories, Inc. (b)                      461,538            2,077
Charles River Laboratories International, Inc. (b)     67,800            1,504
Eloyalty Corp. (b)                                    113,300            1,445
Precise Software Solutions Ltd. (b)                    59,600            1,430
Stratos Lightwave, Inc. (b)                            46,300            1,291
StorageNetworks, Inc. (b)                              11,100            1,002
Virage, Inc. (b)                                       50,700              916
                                                                    ----------
                                                                       323,729
                                                                    ----------
Total Common Stocks                                                    596,142
(Cost $483,480)                                                     ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.6%
------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                     (000s)
REPURCHASE AGREEMENT 5.6%
State Street Bank
    5.850% due 07/03/2000                         $    34,795           34,795
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.125% due 02/13/2004 valued at $35,493.
    Repurchase proceeds are $34,812.)
                                                                    ----------
Total Short-Term Instruments                                            34,795
(Cost $34,795)                                                      ==========

TOTAL INVESTMENTS (a) 101.9%                                        $  630,937
(COST $518,275)

OTHER ASSETS AND LIABILITIES (NET) (1.9%)                              (11,918)
                                                                    ----------
NET ASSETS 100.0%                                                   $  619,019
                                                                    ==========


                                                       SEE ACCOMPANYING NOTES 37

OPPORTUNITY FUND
June 30, 2000


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $522,688 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $  136,475

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (28,226)
                                                                    ----------

Unrealized appreciation-net                                         $  108,249
                                                                    ==========

(b) Non-income producing security.


38 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
RENAISSANCE FUND
June 30, 2000

                                                                       Value
                                                    Shares            (000s)
------------------------------------------------------------------------------
COMMON STOCKS 94.9%
------------------------------------------------------------------------------
AEROSPACE 6.3%
Orbital Sciences Corp. (b)                            890,400       $   10,852
Raytheon Co. `B'                                      480,000            9,240
Litton Industries, Inc. (b)                           131,700            5,531
Raytheon Co. `A'                                      230,000            4,470
                                                                    ----------
                                                                        30,093
CAPITAL GOODS 5.6%
CNH Global NV                                       2,016,800           18,655
Metso OYJ                                             665,400            8,004
                                                                    ----------
                                                                        26,659
COMMUNICATIONS 1.8%
Loral Space & Communications Ltd. (b)                 839,500            5,824
MCI WorldCom, Inc. (b)                                 60,000            2,753
                                                                    ----------
                                                                         8,577
CONSUMER DISCRETIONARY 5.2%
Tupperware Corp.                                      937,000           20,614
American Greetings Corp. `A'                          230,000            4,370
                                                                    ----------
                                                                        24,984
CONSUMER STAPLES 12.4%
Suiza Foods Corp. (b)                                 253,400           12,385
Tate & Lyle PLC                                     2,215,387           11,062
Tyson Foods, Inc.                                   1,191,200           10,423
Great Atlantic & Pacific Tea Co., Inc.                568,700            9,454
Philip Morris Cos., Inc.                              260,000            6,906
Corn Products International, Inc.                     191,400            5,072
Dean Foods Co.                                        103,900            3,292
Universal Foods                                        20,000              386
                                                                    ----------
                                                                        58,980
ENERGY 8.5%
R & B Falcon Corp. (b)                                661,000           15,575
Petroleo Brasileiro SA                                330,000            9,970
Diamond Offshore Drilling, Inc.                       200,000            7,025
Ultramar Diamond Shamrock Corp.                       203,500            5,049
Tidewater, Inc.                                        85,000            3,060
                                                                    ----------
                                                                        40,679
ENVIRONMENTAL SERVICES 0.9%
Republic Services, Inc. (b)                           283,100            4,530
                                                                    ----------
FINANCIAL & BUSINESS SERVICES 21.7%
Ace Ltd.                                              924,500           25,886
Washington Mutual, Inc.                               790,000           22,811
Everest Re Group Ltd.                                 338,200           11,118
Loews Corp.                                           157,000            9,420
UnumProvident Corp.                                   380,000            7,624
Federal Home Loan Mortgage Corp.                      140,000            5,670
Aon Corp.                                             142,700            4,433
Sovereign Bancorp, Inc.                               600,000            4,219
XL Capital Ltd.                                        74,300            4,021
St. Paul Cos., Inc.                                    85,800            2,928
Pacific Century Financial Corp.                       185,300            2,710
AmeriCredit Corp. (b)                                 130,700            2,222
Fremont General Corp.                                 257,000            1,012
                                                                    ----------
                                                                       104,074
HEALTH CARE 11.6%
Foundation Health Systems, Inc. `A' (b)             2,109,100           27,418
Aetna, Inc.                                           252,600           16,214
Tenet Healthcare Corp. (b)                            436,900           11,796
                                                                    ----------
                                                                        55,428
MATERIALS & PROCESSING 7.9%
IMC Global, Inc.                                      834,000           10,842
Ispat International NV                                782,800            7,437
Gaylord Container Corp. `A' (b)                     2,194,200            5,897
Ucar International, Inc (b)                           416,600            5,442
Mercer International, Inc.                            496,800            4,130
Buenaventura SA                                       126,500            2,190
Crompton Corp.                                        138,800            1,700
                                                                    ----------
                                                                        37,638
TECHNOLOGY 3.1%
Arrow Electronics, Inc. (b)                           412,600           12,791
Fluor Corp.                                            34,800            1,100
Xerox Corp.                                            39,900              828
                                                                    ----------
                                                                        14,719
TRANSPORTATION 1.2%
CSX Corp.                                             276,500            5,858
                                                                    ----------

                                                                       Value
                                                    Shares            (000s)
------------------------------------------------------------------------------
UTILITIES 8.7%
Niagara Mohawk Holdings, Inc. (b)                   1,380,200       $   19,236
Western Resources, Inc.                               618,500            9,587
PG&E Corp.                                            150,000            3,694
Entergy Corp.                                         120,000            3,263
Edison International                                  150,000            3,075
CMS Energy Corp.                                      122,500            2,710
                                                                    ----------
                                                                        41,565
                                                                    ----------
Total Common Stocks                                                    453,784
(Cost $459,783)                                                     ==========

------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.9%
------------------------------------------------------------------------------
                                                 Principal
                                                    Amount
                                                    (000s)
CONVERTIBLE BONDS & NOTES 0.9%
APP Finance VI Mauritius Ltd.
    0.000% due 11/18/2012                        $     18,000            3,038
    3.500% due 04/30/2003                               1,000              734
APP Global Finance Ltd.
    2.000% due 07/25/2000                                 500              611
                                                                    ----------
Total Convertible Bonds & Notes                                          4,383
(Cost $4,808)                                                       ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.7%
------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.7%
State Street Bank
    5.850% due 07/03/2000                              17,875           17,875
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $18,236.
    Repurchase proceeds are $17,884.)
                                                                    ----------
Total Short-Term Instruments                                            17,875
(Cost $17,875)                                                      ==========

TOTAL INVESTMENTS (a) 99.5%                                         $  476,042
(COST $482,466)

OTHER ASSETS AND LIABILITIES (NET) 0.5%                                  2,164
                                                                    ----------
NET ASSETS 100.0%                                                   $  478,206
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $494,049 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
overtax cost.                                                       $   50,385

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (68,392)
                                                                    ----------

Unrealized depreciation-net                                         $  (18,007)
                                                                    ==========

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 39

SCHEDULE OF INVESTMENTS
SELECT GROWTH FUND
June 30, 2000

                                                                      Value
                                                     Shares           (000s)
------------------------------------------------------------------------------
COMMON STOCKS 91.1%
------------------------------------------------------------------------------
COMMUNICATIONS 4.5%
Nokia Corp. SP - ADR                                   15,000       $      749
                                                                    ----------

CONSUMER DISCRETIONARY 5.1%
Wal-Mart Stores, Inc.                                  15,000              864
                                                                    ----------

ENERGY 3.8%
Enron Corp.                                            10,000              645
                                                                    ----------

FINANCIAL & BUSINESS SERVICES 17.2%
American International Group, Inc.                     10,000            1,175
Citigroup, Inc.                                        15,000              904
Morgan Stanley, Dean Witter, Discover and Co.          10,000              833
                                                                    ----------
                                                                         2,912
HEALTH CARE 13.7%
Genentech, Inc. (b)                                     7,500            1,290
Johnson & Johnson                                      10,000            1,019
                                                                    ----------
                                                                         2,309
TECHNOLOGY 46.8%
Corning, Inc.                                           5,000            1,349
EMC Corp. (b)                                          15,000            1,154
Nortel Networks Corp.                                  15,000            1,024
Cisco Systems, Inc. (b)                                15,000              953
Comverse Technology, Inc. (b)                          10,000              930
Sun Microsystems, Inc. (b)                             10,000              909
JDS Uniphase Corp. (b)                                  7,500              899
Texas Instruments, Inc.                                10,000              687
                                                                    ----------
                                                                         7,905
                                                                    ----------
Total Common Stocks                                                     15,384
(Cost $14,220)                                                      ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 9.4%
------------------------------------------------------------------------------
                                                 Principal
                                                    Amount
                                                    (000s)
REPURCHASE AGREEMENT 9.4%
State Street Bank
    5.850% due 07/03/2000                              $1,591            1,591
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $1,626.
    Repurchase proceeds are $1,592.)
                                                                    ----------
Total Short-Term Instruments                                             1,591
(Cost $1,591)                                                       ==========

TOTAL INVESTMENTS (a) 100.5%                                        $   16,975
(COST $15,811)

OTHER ASSETS AND LIABILITIES (NET) (0.5%)                                  (93)

NET ASSETS 100.0%                                                   $   16,882
                                                                    ----------

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $15,814 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $    1,405

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (244)
                                                                    ----------

Unrealized appreciation-net                                         $    1,161
                                                                    ==========

(b) Non-income producing security.


40 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
SMALL-CAP VALUE FUND
June 30, 2000

                                                                      Value
                                                     Shares           (000s)
------------------------------------------------------------------------------
COMMON STOCKS 98.4%
------------------------------------------------------------------------------
AEROSPACE 2.2%
Newport News Shipbuilding, Inc.                        95,000       $    3,491
Kaman Corp.                                           259,000            2,768
                                                                    ----------
                                                                         6,259
BUILDING 4.0%
MDC Holdings, Inc.                                    187,000            3,483
Hughes Supply, Inc.                                   137,000            2,706
Centex Construction Products, Inc.                    115,000            2,609
Butler Manufacturing Co.                              151,000            2,567
                                                                    ----------
                                                                        11,365
CAPITAL GOODS 10.4%
Primex Technologies, Inc.                             145,000            3,190
Barnes Group, Inc.                                    174,000            2,838
Borg-Warner, Inc.                                      80,000            2,810
GenCorp, Inc.                                         347,000            2,776
Precision Castparts Corp.                              58,000            2,624
Regal-Beloit Corp.                                    160,000            2,570
Trinity Industries, Inc.                              136,000            2,516
Arvin Industries, Inc.                                140,000            2,432
Tecumseh Products Co. `A'                              59,300            2,265
MTS Systems Corp.                                     340,600            2,129
Meritor Automotive, Inc.                              170,000            1,870
Intermet Corp.                                        250,000            1,719
                                                                    ----------
                                                                        29,739
CONSUMER DISCRETIONARY 12.7%
Ennis Business Forms                                  410,000            3,280
Claire's Stores, Inc.                                 162,800            3,134
Harman International Industries, Inc.                  48,000            2,928
Russ Berrie & Co., Inc.                               150,000            2,888
Tupperware Corp.                                      129,500            2,849
Sturm Ruger & Co., Inc.                               320,000            2,840
Banta Corp.                                           148,000            2,803
Haverty Furniture Cos., Inc.                          317,000            2,694
Kimball International `B'                             180,000            2,655
Lancaster Colony Corp.                                136,000            2,609
Brown Shoe Co., Inc.                                  200,000            2,600
Burlington Coat Factory Warehouse Corp.               205,000            2,217
Enesco Group, Inc.                                    351,000            1,667
Kellwood Co.                                           48,300            1,020
                                                                    ----------
                                                                        36,184
CONSUMER SERVICES 1.9%
Lubys Cafeterias, Inc.                                358,000            2,864
Chemed Corp.                                           96,000            2,706
                                                                    ----------
                                                                         5,570
CONSUMER STAPLES 5.7%
Dean Foods Co.                                        101,800            3,226
Universal Foods                                       160,000            2,960
Corn Products International, Inc.                     110,000            2,915
Michael Foods, Inc.                                   116,000            2,842
Universal Corp.                                       127,000            2,683
Nash Finch Co.                                        190,500            1,572
                                                                    ----------
                                                                        16,198
ENERGY 8.8%
St. Mary Land & Exploration                            84,000            3,533
Cross Timbers Oil Co.                                 155,000            3,429
World Fuel Services Corp.                             385,100            3,321
Berry Petroleum Co.                                   185,000            3,145
Mitchell Energy & Development Corp. `A'                97,800            3,142
UGI Corp.                                             142,900            2,929
Cabot Oil & Gas Corp.                                 134,000            2,839
Northwest Natural Gas Co.                             120,800            2,703
                                                                    ----------
                                                                        25,041

                                                                      Value
                                                     Shares           (000s)
------------------------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES 22.3%
Selective Insurance Group                             176,000       $    3,344
Washington Federal, Inc.                              175,000            3,194
Raymond James Financial, Inc.                         140,000            3,150
McGrath Rentcorp                                      185,000            3,145
United Dominion Realty Trust                          285,000            3,135
Glimcher Realty Trust                                 210,000            3,019
Hudson United Bancorp                                 134,000            3,007
Susquehanna Bancshares, Inc.                          206,400            2,941
Innkeepers USA Trust                                  310,000            2,829
Health Care Property Investors, Inc.                  103,000            2,807
AmerUs Life Holdings, Inc. `A'                        136,000            2,805
Cabot Industrial Trust                                141,000            2,776
Kelly Services, Inc. `A'                              120,000            2,775
Franchise Finance Corp. of America                    120,000            2,760
National Golf Properties, Inc.                        130,000            2,746
Shurgard Storage Centers, Inc.                        120,000            2,700
Commercial Federal Corp.                              172,000            2,677
Rollins Truck Leasing Co.                             372,000            2,581
Pacific Century Financial Corp.                       170,000            2,486
Wallace Computer Services, Inc.                       250,000            2,469
Presidential Life Corp.                               171,000            2,373
New Plan Excel Realty Trust                           176,000            2,288
BankAtlantic Bancorp, Inc. `A'                        423,400            1,588
                                                                    ----------
                                                                        63,595
HEALTH CARE 5.9%
Owens & Minor, Inc.                                   245,000            4,211
Dentsply International, Inc.                          108,000            3,328
Bindley Western Industries, Inc.                      125,000            3,305
Arrow International, Inc.                              89,000            2,981
Invacare Corp.                                        112,000            2,940
                                                                    ----------
                                                                        16,765
MATERIALS & PROCESSING 9.4%
CLARCOR, Inc.                                         160,000            3,180
Commercial Metals Co.                                 107,000            2,942
Pope & Talbot, Inc.                                   180,000            2,880
Cleveland-Cliffs, Inc.                                110,000            2,839
Omnova Solutions, Inc.                                450,000            2,812
Universal Forest Products, Inc.                       200,000            2,750
Caraustar Industries, Inc.                            174,000            2,632
Hanna (M.A.) Co.                                      278,000            2,502
Wausau-Mosinee Paper Corp.                            291,100            2,493
Ethyl Corp.                                           704,000            1,760
                                                                    ----------
                                                                        26,790
MISCELLANEOUS 1.0%
Midas, Inc.                                           142,000            2,840
                                                                    ----------
TECHNOLOGY 0.9%
WABTEC                                                245,000            2,542
                                                                    ----------
TRANSPORTATION 2.9%
Wabash National Corp.                                 236,000            2,817
Sea Containers Ltd. `A'                               132,000            2,788
USFreightways Corp.                                   103,000            2,530
                                                                    ----------
                                                                         8,135
UTILITIES 10.3%
Energen Corp.                                         167,000            3,643
National Fuel Gas Co.                                  67,000            3,266
RGS Energy Group, Inc.                                140,000            3,115
United Illuminating Co.                                69,000            3,019
Peoples Energy Corp.                                   93,000            3,011
OGE Energy Corp.                                      150,000            2,775
CMP Group, Inc.                                        93,000            2,726
Washington Gas Light Co.                              110,000            2,647
Hawaiian Electric Industries, Inc.                     80,000            2,625
Public Service Co. of New Mexico                      170,000            2,624
                                                                    ----------
                                                                        29,451
                                                                    ----------
Total Common Stocks                                                    280,474
(Cost $339,132)                                                     ==========


                                                       SEE ACCOMPANYING NOTES 41

SMALL-CAP VALUE FUND
June 30, 2000

                                                   Principal
                                                    Amount            Value
                                                    (000s)           (000s)
------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.7%
------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.7%
State Street Bank
    5.850% due 07/03/2000                          $    1,933       $    1,933
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.125% due 02/13/2004 valued at $1,975 and
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $5.
    Repurchase proceeds are $1,938.)
                                                                    ----------
Total Short-Term Instruments                                            1,933
(Cost $1,933)                                                       ==========

TOTAL INVESTMENTS (a) 99.1%                                         $  282,407
(Cost $341,065)

OTHER ASSETS AND LIABILITIES (NET) 0.9%                                  2,555
                                                                    ----------
NET ASSETS 100.0%                                                   $  284,962
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $342,457 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   16,703

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (76,753)
                                                                    ----------

Unrealized depreciation-net                                         $  (60,050)
                                                                    ==========


42 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
TARGET FUND
June 30, 2000

                                                                     Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
COMMON STOCKS 94.6%
------------------------------------------------------------------------------
CAPITAL GOODS 4.3%
Waters Corp. (b)                                      400,000       $   49,925
Millipore Corp.                                       400,000           30,150
Weatherford International, Inc. (b)                   400,000           15,925
                                                                    ----------
                                                                        96,000
COMMUNICATIONS 5.5%
WinStar Communications, Inc. (b)                    1,100,000           37,263
Echostar Communications Corp. `A' (b)                 900,000           29,798
Nextlink Communications, Inc. `A' (b)                 550,000           20,866
Worldgate Communications, Inc. (b)                  1,000,000           17,750
Pinnacle Holdings, Inc. (b)                           325,000           17,550
                                                                    ----------
                                                                       123,227
CONSUMER DISCRETIONARY 5.5%
Emmis Broadcasting Corp. `A' (b)                      750,000           31,031
Concord EFS, Inc. (b)                               1,000,000           26,000
B.J.'s Wholesale Club, Inc. (b)                       700,000           23,100
Harley-Davidson, Inc.                                 600,000           23,100
Tiffany & Co.                                         300,000           20,250
                                                                    ----------
                                                                       123,481
CONSUMER SERVICES 1.3%
Pegasus Communications Corp. (b)                      600,000           29,438
                                                                    ----------
ENERGY 1.3%
Cooper Cameron Corp. (b)                              300,000           19,800
Grant Prideco, Inc. (b)                               400,000           10,000
                                                                    ----------
                                                                        29,800
FINANCIAL & BUSINESS SERVICES 3.5%
Young & Rubicam, Inc.                                 500,000           28,594
Robert Half International, Inc. (b)                 1,000,000           28,500
Ace Ltd.                                              750,000           21,000
                                                                    ----------
                                                                        78,094
HEALTH CARE 14.0%
Minimed, Inc. (b)                                     600,000           70,800
MedImmune, Inc. (b)                                   720,000           53,280
Cytyc Corp. (b)                                       800,000           42,700
Allergan, Inc.                                        450,000           33,525
Alkermes, Inc. (b)                                    700,000           32,988
Immunex Corp. (b)                                     500,000           24,719
Biogen, Inc. (b)                                      300,000           19,350
Sepracor, Inc. (b)                                    150,000           18,094
Shire Pharmaceuticals PLC SP - ADR (b)                325,000           16,859
                                                                    ----------
                                                                       312,315
TECHNOLOGY 53.6%
SDL, Inc. (b)                                         500,000          142,594
Comverse Technology, Inc. (b)                       1,100,000          102,300
Sanmina Corp. (b)                                   1,000,000           85,500
Jabil Circuit, Inc. (b)                             1,600,000           79,400
E-Tek Dynamics, Inc. (b)                              225,000           59,358
PMC - Sierra, Inc. (b)                                300,000           53,306
Ciena Corp. (b)                                       300,000           50,006
Network Appliance, Inc. (b)                           600,000           48,300
JDS Uniphase Corp. (b)                                350,000           41,956
Amdocs Ltd. (b)                                       525,000           40,294
RF Micro Devices, Inc. (b)                            450,000           39,431
Rational Software Corp. (b)                           400,000           37,175
Altera Corp. (b)                                      350,000           35,678
Redback Networks, Inc. (b)                            200,000           35,600
Maxim Integrated Products, Inc. (b)                   500,000           33,969
Applied Micro Circuits Corp. (b)                      300,000           29,625
Teradyne, Inc. (b)                                    400,000           29,400
CommScope, Inc. (b)                                   700,000           28,700
LSI Logic Corp. (b)                                   500,000           27,063
Scientific-Atlanta, Inc.                              350,000           26,075
Metromedia Fiber Network, Inc. `A' (b)                650,000           25,797
American Tower Corp. `A' (b)                          550,000           22,928
Cree, Inc. (b)                                        150,000           20,025
TranSwitch Corp. (b)                                  250,000           19,297
ANTEC Corp. (b)                                       400,000           16,625
Sirius Satellite Radio, Inc. (b)                      350,000           15,509
Gilat Satellite Networks Ltd. (b)                     200,000           13,875
Ulticom, Inc. (b)                                     500,000           12,008
Digital Lightwave, Inc. (b)                           100,000           10,050

                                                                     Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc. `A' (b)   175,000       $    7,088
Exfo Electro Optical Engineering, Inc. (b)            125,000            5,484
                                                                    ----------
                                                                     1,194,416
TRANSPORTATION 1.2%
Kansas City Southern Industries, Inc.                 300,000           26,606
                                                                    ----------
UTILITIES 4.4%
Calpine Corp. (b)                                   1,200,000           78,900
Avista Corp.                                        1,025,000           17,872
                                                                    ----------
                                                                        96,772
                                                                    ----------
Total Common Stocks                                                  2,110,149
(Cost $1,146,692)                                                   ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.6%
------------------------------------------------------------------------------
                                                Principal
                                                   Amount
                                                   (000s)
REPURCHASE AGREEMENT 5.6%
State Street Bank
    5.850% due 07/03/2000                       $     125,130          125,130
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $51,003,
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $51,003, and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $25,634.
    Repurchase proceeds are $125,190.)
                                                                    ----------
Total Short-Term Instruments                                           125,130
(Cost $125,130)                                                     ==========

TOTAL INVESTMENTS (a) 100.2%                                        $2,235,279
(Cost $1,271,822)

OTHER ASSETS AND LIABILITIES (NET) (0.2%)                               (4,507)
                                                                    ----------

NET ASSETS 100.0%                                                   $2,230,772
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,274,653 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $1,005,376

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (44,750)
                                                                    ----------

Unrealized appreciation-net                                         $  960,626
                                                                    ==========

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 43

SCHEDULE OF INVESTMENTS
TAX-EFFICIENT EQUITY FUND
June 30, 2000

                                                                     Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
COMMON STOCKS 99.7%
------------------------------------------------------------------------------
AEROSPACE 0.5%
Honeywell International, Inc.                           4,175       $      141
Lockheed Martin Corp.                                   3,700               92
General Dynamics Corp.                                    900               47
Raytheon Co. `B'                                        1,500               29
                                                                    ----------
                                                                           309
BUILDING 0.0%
Centex Corp.                                              500               12
                                                                    ----------
CAPITAL GOODS 6.5%
General Electric Co.                                   47,910            2,539
Tyco International Ltd.                                 5,200              246
United Technologies Corp.                               3,800              224
Avery Dennison Corp.                                    1,300               87
Illinois Tool Works, Inc.                               1,400               80
PPG Industries, Inc.                                    1,800               80
ITT Industries, Inc.                                    1,900               57
Navistar International Corp. (b)                        1,700               53
Cooper Industries, Inc.                                 1,391               45
Deere & Co.                                             1,200               44
TRW, Inc.                                               1,000               43
Paccar, Inc.                                            1,000               40
Ingersoll-Rand Co.                                        900               36
Textron, Inc.                                             400               22
Briggs & Stratton                                         604               21
Johnson Controls, Inc.                                    400               21
Dover Corp.                                               400               16
Millipore Corp.                                           200               15
Caterpillar, Inc.                                         400               14
Visteon Corp. (b)                                         720                9
Minnesota Mining & Manufacturing Co.                      100                8
Parker Hannifin Corp.                                     100                3
Timken Co.                                                100                2
                                                                    ----------
                                                                         3,705
COMMUNICATIONS 6.4%
SBC Communications, Inc.                               14,801              640
AT&T Corp.                                             16,350              517
Verizon Communications                                  7,300              371
MCI WorldCom, Inc. (b)                                  8,000              367
BellSouth Corp.                                         8,200              350
Nextel Communications, Inc. `A' (b)                     5,000              306
GTE Corp.                                               4,500              280
U.S. West, Inc.                                         2,400              206
MediaOne Group, Inc. (b)                                3,000              198
Sprint Corp. (FON Group)                                 2,700              138
ADC Telecommunication, Inc. (b)                         1,100               92
Vodafone Group PLC SP - ADR                             2,000               83
ALLTEL Corp.                                            1,000               62
CenturyTel, Inc.                                          500               14
                                                                    ----------
                                                                         3,624
CONSUMER DISCRETIONARY 8.9%
Wal-Mart Stores, Inc.                                  20,700            1,193
Home Depot, Inc.                                       11,300              564
Time Warner, Inc.                                       6,800              517
General Motors Corp.                                    4,900              285
Eastman Kodak Co.                                       4,100              244
Ford Motor Co.                                          5,500              237
UST, Inc.                                              13,688              201
Wm. Wrigley Jr. Co.                                     2,500              200
Walgreen Co.                                            5,900              190
Gap, Inc.                                               5,875              184
Target Corp.                                            1,900              110
Jostens, Inc.                                           3,698               93
Newell Rubbermaid, Inc.                                 2,900               75
Liz Claiborne, Inc.                                     2,100               74
CVS Corp.                                               1,800               72
Dollar General Corp.                                    3,632               71
McGraw-Hill Companies, Inc.                             1,300               70
Costco Wholesale Corp.                                  1,800               59
Whirlpool Corp.                                         1,200               56
Sears Roebuck & Co.                                     1,700               55
Circuit City Stores                                     1,600               53
Best Buy Co., Inc. (b)                                    800               51

                                                                     Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
Avon Products, Inc.                                     1,100       $       49
Maytag Corp.                                            1,287               47
Lowe's Cos., Inc.                                       1,100               45
Toys R US, Inc. (b)                                     3,000               44
Federated Department Stores, Inc. (b)                   1,200               41
Mattel, Inc.                                            2,426               32
RadioShack Corp.                                          600               28
Cendant Corp. (b)                                       1,995               28
TJX Cos., Inc.                                          1,336               25
K Mart Corp. (b)                                        3,500               24
Black & Decker Corp.                                      580               23
Hasbro, Inc.                                              900               14
Tupperware Corp.                                          300                7
Consolidated Stores Corp. (b)                             500                6
Brunswick Corp.                                           300                5
                                                                    ----------
                                                                         5,072
CONSUMER SERVICES 3.2%
Viacom, Inc. `B' (b)                                   10,176              694
Disney (Walt) Co.                                       5,800              225
Tribune Co.                                             5,500              193
McDonald's Corp.                                        5,500              181
Interpublic Group of Companies, Inc.                    3,400              146
Gannett, Inc.                                           1,600               96
Waste Management, Inc.                                  3,800               72
Knight-Ridder, Inc.                                     1,300               69
Harrah's Entertainment, Inc. (b)                        2,100               44
Hilton Hotels Corp.                                     4,005               38
New York Times Co.                                        600               24
Darden Restaurants, Inc.                                  400                7
                                                                    ----------
                                                                         1,789
CONSUMER STAPLES 6.5%
Coca-Cola Co.                                           6,177              355
Kimberly-Clark Corp.                                    5,900              339
Pepsico, Inc.                                           6,600              293
Philip Morris Cos., Inc.                               10,700              284
H.J. Heinz Co.                                          5,000              219
General Mills, Inc.                                     5,700              218
Procter & Gamble Co.                                    3,700              212
Seagram Co. Ltd.                                        3,300              191
Gillette Co.                                            4,800              168
Bestfoods                                               2,300              159
Colgate-Palmolive Co.                                   2,600              156
Unilever NV - NY                                        2,600              112
Kroger Co.                                              4,800              106
Anheuser Busch Cos., Inc.                               1,400              105
Sara Lee Corp.                                          4,900               95
Alberto-Culver Co.                                      2,500               76
Safeway, Inc. (b)                                       1,600               72
Campbell Soup Co.                                       2,400               70
Sysco Corp.                                             1,600               67
Albertson's, Inc.                                       1,900               63
Kellogg Co.                                             1,800               54
Clorox Co.                                              1,100               49
Quaker Oats Co.                                           600               45
ConAgra, Inc.                                           2,200               42
Nabisco Group Holdings Corp.                            1,500               39
Adolph Coors Co. `B'                                      500               30
Hershey Foods Corp.                                       600               29
Ralston-Ralston Purina Group                            1,400               28
Archer-Daniels-Midland Co.                              2,800               27
                                                                    ----------
                                                                         3,703
ENERGY 6.0%
Exxon Mobil Corp.                                      19,519            1,532
Royal Dutch Petroleum Co.                               8,645              532
AES Corp. (b)                                           4,700              214
Peco Energy Co.                                         4,800              194
Chevron Corp.                                           1,900              161
Rowan Cos., Inc. (b)                                    4,800              146
Helmerich & Payne, Inc.                                 3,500              131
BP Amoco PLC SP - ADR                                   1,640               93
Tosco Corp.                                             2,500               71
Conoco, Inc.                                            2,823               69
Amerada Hess Corp.                                      1,000               62
Phillips Petroleum Co.                                  1,200               61
Enron Corp.                                               650               42

44 SEE ACCOMPANYING NOTES

                                                                      Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
Texaco, Inc.                                              700       $       37
Halliburton Co.                                           695               33
Sunoco, Inc.                                              700               21
                                                                    ----------
                                                                         3,399
ENVIRONMENTAL SERVICES 0.3%
Allied Waste Industries, Inc. (b)                      16,300              163
Service Corp. International (b)                         3,000               10
                                                                    ----------
                                                                           173
FINANCIAL & BUSINESS SERVICES 13.6%
Citigroup, Inc.                                        18,300            1,103
Morgan Stanley, Dean Witter, Discover and Co.           7,400              616
American International Group, Inc.                      5,091              598
Chase Manhattan Corp.                                  10,350              477
State Street Corp.                                      3,700              392
Wells Fargo Co.                                         9,300              360
KeyCorp                                                17,667              311
American Express                                        5,700              297
Bank of New York                                        6,200              288
Charles Schwab Corp.                                    7,800              262
Merrill Lynch & Co.                                     2,000              230
MBNA Corp.                                              8,200              222
Paychex, Inc.                                           5,250              221
BankAmerica Corp.                                       3,411              147
Federal National Mortgage Association                   2,700              141
Marsh & McLennan Cos.                                   1,300              136
Household International, Inc.                           2,700              112
Comerica, Inc.                                          2,500              112
MGIC Investment Corp.                                   2,366              108
Mellon Financial Corp.                                  2,900              106
Northern Trust Corp.                                    1,600              104
Automatic Data Processing, Inc.                         1,800               96
Omnicom Group                                           1,000               89
Golden West Financial Corp.                             2,100               86
Allstate Corp.                                          3,600               80
Bank One Corp.                                          3,000               80
Equifax, Inc.                                           2,900               76
Lehman Brothers Holdings, Inc.                            800               76
Sun Trust Banks, Inc.                                   1,500               69
Washington Mutual, Inc.                                 2,350               68
Providian Financial Corp.                                 700               63
SLM Holding Corp.                                       1,700               63
First Union Corp.                                       2,300               57
Firstar Corp.                                           2,728               56
Bear Stearns Co., Inc.                                  1,127               47
Associates First Capital Corp.                          1,800               40
Aon Corp.                                               1,200               37
AFLAC, Inc.                                               800               37
American General Corp.                                    600               37
Lincoln National Corp.                                    880               32
Dow Jones & Co., Inc.                                     400               29
Fleet Boston Financial Corp.                              829               28
PNC Bank Corp.                                            600               28
Capital One Financial Corp.                               600               27
Progressive Corp.                                         300               22
Young & Rubicam, Inc.                                     300               17
Federal Home Loan Mortgage Corp.                          310               13
Morgan, J.P. & Co., Inc.                                  100               11
Sabre Holdings Corp. (b)                                  361               10
MBIA, Inc.                                                200               10
Franklin Resources, Inc.                                  200                6
                                                                    ----------
                                                                         7,733
HEALTH CARE 11.7%
Pfizer, Inc.                                           24,613            1,181
Merck & Co., Inc.                                      10,400              797
Amgen, Inc. (b)                                         8,983              631
Bristol-Myers Squibb Co.                                9,000              524
Eli Lilly & Co.                                         5,200              519
Johnson & Johnson                                       5,000              509
American Home Products Corp.                            5,900              347
Schering-Plough Corp.                                   6,363              321
Abbott Laboratories                                     6,600              294
Medtronic, Inc.                                         5,700              284
Pharmacia Corp.                                         4,109              212
United Healthcare Corp.                                 1,900              163
Wellpoint Health Networks, Inc. (b)                     2,000              145
Becton Dickinson & Co.                                  4,600              132

                                                                      Value
                                                     Shares          (000s)
------------------------------------------------------------------------------
CIGNA Corp.                                             1,300       $      122
Baxter International, Inc.                              1,700              120
Guidant Corp.                                           1,700               84
Biomet, Inc.                                            2,000               76
Boston Scientific Corp. (b)                             3,000               65
Aetna, Inc.                                               600               39
International Flavors & Fragrances                      1,112               34
St. Jude Medical, Inc.                                    600               28
Edwards Lifesciences Corp. (b)                            340                7
                                                                    ----------
                                                                         6,634
MATERIALS & PROCESSING 1.8%
Rohm & Haas Co.                                         6,900              238
Alcoa, Inc.                                             5,400              157
E.I. Du Pont de Nemours, Inc.                           2,868              125
International Paper Co.                                 3,300               98
Freeport-McMoran Copper & Gold, Inc. (b)                8,900               82
Sealed Air Corp. (b)                                    1,500               79
Barrick Gold Corp.                                      2,500               45
Engelhard Corp.                                         2,600               44
W.R. Grace & Co. (b)                                    2,912               35
Air Products & Chemicals                                1,000               31
Praxair, Inc.                                             700               26
Fort James Corp.                                          900               21
Sherwin-Williams Co.                                      700               15
Nucor Corp.                                               400               13
FMC Corp. (b)                                             100                6
Ball Corp.                                                100                3
                                                                    ----------
                                                                         1,018
TECHNOLOGY 31.8%
Intel Corp.                                            18,365            2,455
Cisco Systems, Inc. (b)                                31,400            1,996
Microsoft Corp. (b)                                    24,400            1,952
Oracle Corp. (b)                                       15,870            1,334
Lucent Technologies, Inc.                              15,400              912
International Business Machines Corp.                   8,158              894
Sun Microsystems, Inc. (b)                              8,800              800
EMC Corp. (b)                                          10,400              800
Dell Computer Corp. (b)                                15,900              784
Nortel Networks Corp.                                  10,200              696
Hewlett Packard Co.                                     5,200              649
Texas Instruments, Inc. (b)                             8,000              550
Applied Materials, Inc. (b)                             5,932              538
America Online, Inc. (b)                                9,000              475
Motorola, Inc.                                         10,200              296
Network Appliance, Inc. (b)                             3,400              274
Yahoo, Inc. (b)                                         2,200              273
Tellabs, Inc. (b)                                       3,700              253
Qualcomm, Inc. (b)                                      3,200              192
Computer Sciences Corp. (b)                             2,000              149
Agilent Technologies, Inc. (b)                          1,983              146
3Com Corp. (b)                                          2,500              144
Danaher Corp.                                           2,800              138
Corning, Inc.                                             500              135
Solectron Corp. (b)                                     3,200              134
Sprint Corp. (PCS Group) (b)                            2,168              129
Gateway, Inc. (b)                                       2,200              125
Computer Associates International, Inc.                 2,000              102
Micron Technology, Inc. (b)                             1,040               92
Electronic Data Systems Corp.                           2,000               83
Compaq Computer Corp.                                   3,220               82
Veritas Software Corp. (b)                                600               68
BMC Software, Inc. (b)                                  1,500               54
Global Crossing Ltd. (b)                                1,900               50
PerkinElmer, Inc.                                         600               40
Adobe Systems, Inc.                                       280               36
Lexmark International Group, Inc. `A' (b)                 500               34
Siebel Systems, Inc. (b)                                  200               33
American Power Conversion Corp. (b)                       700               29
Comverse Technology, Inc. (b)                             300               28
IMS Health, Inc. (b)                                      800               14
Energizer Holdings, Inc. (b)                              466                9
Xilinx, Inc. (b)                                          100                8
Analog Devices, Inc. (b)                                  100                8
Teradyne, Inc. (b)                                        100                7
Maxim Integrated Products, Inc. (b)                       100                7
PE Corp.-PE Biosystems Group                              100                7
Parametric Technology Corp. (b)                           594                7

                                                       SEE ACCOMPANYING NOTES 45

TAX-EFFICIENT EQUITY FUND
June 30, 2000

                                                                     Value
                                                      Shares         (000s)
------------------------------------------------------------------------------
Xerox Corp.                                               290       $        6
Compuware Corp. (b)                                       411                4
Citrix Systems, Inc. (b)                                  100                2
Unisys Corp. (b)                                          100                1
                                                                    ----------
                                                                        18,034
TRANSPORTATION 1.0%
Kansas City Southern Industries, Inc.                   3,100              275
Ryder System, Inc.                                      8,100              153
Delta Air Lines, Inc.                                   1,500               76
FDX Corp. (b)                                           1,200               46
Southwest Airlines Co.                                  1,600               30
                                                                    ----------
                                                                           580
UTILITIES 1.5%
Coastal Corp.                                           4,700              286
Northern States Power-Mn                               10,200              206
Columbia Gas Systems, Inc.                              1,800              118
Duke Energy Corp.                                       1,000               56
FirstEnergy Corp. (b)                                   2,116               49
PG&E Corp.                                              1,700               42
Texas Utilities Co.                                     1,300               38
DTE Energy Co.                                          1,100               34
Constellation Energy Group, Inc.                          400               13
                                                                    ----------
                                                                           842
                                                                    ----------
Total Common Stocks                                                     56,627
(Cost $46,063)                                                      ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                     (000s)
REPURCHASE AGREEMENT 0.4%
State Street Bank
    5.850% due 07/03/2000                         $       217             217
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $224.
    Repurchase proceeds are $217.)
                                                                    ----------
Total Short-Term Instruments                                               217
(Cost $217)                                                         ==========

TOTAL INVESTMENTS (a) 100.1%                                        $   56,844
(Cost $46,280)

OTHER ASSETS AND LIABILITIES (NET) (0.1%)                                  (37)
                                                                    ----------
NET ASSETS 100.0%                                                   $   56,807
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $46,808 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   12,663

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,627)
                                                                    ----------

Unrealized appreciation-net                                         $   10,036
                                                                    ==========

(b) Non-income producing security.


46 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
VALUE FUND
June 30, 2000

                                                                      Value
                                                   Shares            (000s)
------------------------------------------------------------------------------
COMMON STOCKS 94.0%
------------------------------------------------------------------------------
AEROSPACE 8.5%
Raytheon Co. `B'                                      305,500       $    5,881
Boeing Co.                                            116,000            4,850
Northrop Grumman Corp.                                 50,000            3,313
                                                                    ----------
                                                                        14,044
CAPITAL GOODS 4.9%
Deere & Co.                                           220,500            8,159
                                                                    ----------
COMMUNICATIONS 8.0%
MCI WorldCom, Inc. (b)                                129,300            5,931
GTE Corp.                                              70,000            4,358
AT&T Corp.                                             95,000            3,003
                                                                    ----------
                                                                        13,292
CONSUMER DISCRETIONARY 3.1%
Eastman Kodak Co.                                      70,000            4,165
Tupperware Corp.                                       41,000              902
                                                                    ----------
                                                                         5,067
CONSUMER SERVICES 1.5%
Waste Management, Inc.                                113,800            2,162
Central Newspapers, Inc. `A'                            6,000              380
                                                                    ----------
                                                                         2,542
CONSUMER STAPLES 10.9%
Philip Morris Cos., Inc.                              141,600            3,761
Kroger Co. (b)                                        146,100            3,223
Pepsi Bottling Group, Inc.                            100,000            2,919
SUPERVALU, Inc.                                       145,000            2,764
Sara Lee Corp.                                        120,200            2,321
Archer-Daniels-Midland Co.                            195,000            1,913
ConAgra, Inc.                                          61,900            1,180
                                                                    ----------
                                                                        18,081
ENERGY 9.9%
Petroleo Brasileiro SA                                170,000            5,136
R & B Falcon Corp. (b)                                252,000            5,938
Diamond Offshore Drilling, Inc.                       140,000            4,918
Ultramar Diamond Shamrock Corp.                        20,000              496
                                                                    ----------
                                                                        16,488
FINANCIAL & BUSINESS SERVICES 29.1%
Washington Mutual, Inc.                               309,600            8,940
Ace Ltd.                                              298,400            8,355
XL Capital Ltd.                                       130,500            7,063
Federal Home Loan Mortgage Corp.                      138,800            5,621
Aon Corp.                                             170,000            5,281
Loews Corp.                                            85,000            5,100
UnumProvident Corp.                                   171,300            3,437
Allstate Corp.                                        120,000            2,670
AmSouth Bancorp.                                       63,600            1,002
St. Paul Cos., Inc.                                    25,000              853
                                                                    ----------
                                                                       48,322
HEALTH CARE 6.6%
Tenet Healthcare Corp. (b)                            265,000            7,155
Aetna, Inc.                                            60,000            3,851
                                                                    ----------
                                                                        11,006
MATERIALS & PROCESSING 0.5%
International Paper Co.                                28,000              835
                                                                    ----------
TECHNOLOGY 2.9%
Xerox Corp.                                           130,000            2,698
Compaq Computer Corp.                                  82,400            2,106
                                                                    ----------
                                                                         4,804
TRANSPORTATION 2.0%
CSX Corp.                                             160,000           3,390
                                                                    ----------
UTILITIES 6.1%
PG&E Corp.                                            195,000            4,802
Public Service Enterprise Group, Inc.                 100,000            3,463
DTE Energy Co.                                         60,000            1,834
                                                                    ----------
                                                                        10,099
                                                                    ----------
Total Common Stocks                                                    156,129
(Cost $157,108)                                                     ==========

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.8%
------------------------------------------------------------------------------
                                                  Principal
                                                     Amount          Value
                                                     (000s)          (000s)
REPURCHASE AGREEMENT 3.8%
State Street Bank
    5.850% due 07/03/2000                         $     6,355       $    6,355
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $6,484.
    Repurchase proceeds are $6,358.)
                                                                    ----------
Total Short-Term Instruments                                             6,355
(Cost $6,355)                                                       ==========

TOTAL INVESTMENTS (a) 97.8%                                         $  162,484
(Cost $163,463)

OTHER ASSETS AND LIABILITIES (NET) 2.2%                                  3,689
                                                                    ----------
NET ASSETS 100.0%                                                   $  166,173
                                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $163,839 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $    7,458

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (8,813)
                                                                    ----------

Unrealized depreciation-net                                         $   (1,355)
                                                                    ==========

(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 47

FINANCIAL HIGHLIGHTS - A, B AND C CLASSES

                                                       NET ASSET                    NET REALIZED /
                                                       VALUE                        UNREALIZED GAIN   TOTAL INCOME FROM
                                                       BEGINNING   NET INVESTMENT   (LOSS) ON         INVESTMENT
                                                       OF PERIOD   INCOME (LOSS)    INVESTMENTS       OPERATIONS
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:  ---------   --------------   ---------------   -----------------
CAPITAL APPRECIATION FUND
 Class A
  06/30/2000                                           $  26.65    $   (0.03)(a)     $    5.34 (a)        $    5.31
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              26.01         0.06 (a)          2.33 (a)             2.39
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              21.16         0.07 (a)          6.55 (a)             6.62
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   19.31         0.09              1.76                 1.85
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              26.29        (0.22)(a)          5.23 (a)             5.01
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              25.75        (0.13)(a)          2.32 (a)             2.19
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              21.10        (0.11)(a)          6.51 (a)             6.40
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   19.31         0.01              1.78                 1.79
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              26.31        (0.22)(a)          5.25 (a)             5.03
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              25.78        (0.13)(a)          2.31 (a)             2.18
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              21.10        (0.12)(a)          6.53 (a)             6.41
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   19.31         0.02              1.77                 1.79
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

EQUITY INCOME FUND
 Class A
  06/30/2000                                           $  15.58    $    0.33 (a)     $   (2.42)(a)        $   (2.09)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              16.04         0.39 (a)          1.29 (a)             1.68
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              15.39         0.39 (a)          2.73 (a)             3.12
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   13.94         0.15              1.48                 1.63
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              15.50         0.24 (a)         (2.40)(a)            (2.16)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              15.99         0.28 (a)          1.27 (a)             1.55
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              15.37         0.26 (a)          2.73 (a)             2.99
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   13.94         0.11              1.48                 1.59
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              15.52         0.24 (a)         (2.40)(a)            (2.16)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              16.01         0.27 (a)          1.27 (a)             1.54
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              15.37         0.26 (a)          2.74 (a)             3.00
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   13.94         0.11              1.48                 1.59
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

GLOBAL INNOVATION FUND
 Class A
  12/31/1999 - 06/30/2000                              $  10.00    $   (0.03)(a)     $    8.96 (a)        $    8.93
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  03/31/2000 - 06/30/2000                                 20.17        (0.07)(a)         (1.19)(a)            (1.26)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  03/31/2000 - 06/30/2000                                 20.17        (0.07)(a)         (1.19)(a)            (1.26)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

GROWTH FUND
 Class A
  06/30/2000                                           $  34.12    $   (0.29)(a)     $   10.77 (a)        $   10.48
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              32.62        (0.14)(a)          5.56 (a)             5.42
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              27.03        (0.08)(a)          9.99 (a)             9.91
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   26.58         0.69              3.27                 3.96
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              25.73         0.06              3.72                 3.78
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              31.15        (0.51)(a)          9.68 (a)             9.17
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              30.34        (0.35)(a)          5.08 (a)             4.73
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              25.59        (0.28)(a)          9.35 (a)             9.07
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   25.46         0.35              3.29                 3.64
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              24.94        (0.07)             3.52                 3.45
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              31.15        (0.51)(a)          9.68 (a)             9.17
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              30.33        (0.35)(a)          5.09 (a)             4.74
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              25.58        (0.28)(a)          9.35 (a)             9.07
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   25.46         0.45              3.18                 3.63
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              24.94        (0.12)             3.57                 3.45
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

                                                        DIVIDENDS    DIVIDENDS IN
                                                        FROM NET     EXCESS OF NET
                                                        INVESTMENT   INVESTMENT
                                                        INCOME       INCOME
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   ----------   -------------
CAPITAL APPRECIATION FUND
 Class A
  06/30/2000                                            $  (0.01)     $   (0.01)
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.10)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.09)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.07)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.05)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------

EQUITY INCOME FUND
 Class A
  06/30/2000                                            $  (0.36)     $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.38)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.38)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                    (0.18)          0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                               (0.27)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.28)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.28)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                    (0.16)          0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                               (0.27)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.27)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.27)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                    (0.16)          0.00
------------------------------------------------------  ----------   -------------

GLOBAL INNOVATION FUND
 Class A
  12/31/1999 - 06/30/2000                               $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
 Class B
  03/31/2000 - 06/30/2000                                   0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  03/31/2000 - 06/30/2000                                   0.00           0.00
------------------------------------------------------  ----------   -------------

GROWTH FUND
 Class A
------------------------------------------------------  ----------   -------------
  06/30/2000                                            $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.

48 SEE ACCOMPANYING NOTES

                                                                               DISTRIBUTIONS
                                                       DISTRIBUTIONS           IN EXCESS OF
                                                       FROM                    OF NET                          NET ASSET
                                                       NET REALIZED            REALIZED                        VALUE
                                                       CAPITAL                 CAPITAL         TOTAL           END OF
                                                       GAINS                   GAINS           DISTRIBUTIONS   PERIOD
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:  ---------------------   -------------   -------------   ---------
CAPITAL APPRECIATION FUND
 Class A
  06/30/2000                                                  $ (5.00)            $  0.00         $ (5.02)      $ 26.94
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (1.65)               0.00           (1.75)        26.65
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (1.68)               0.00           (1.77)        26.01
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                          0.00                0.00            0.00         21.16
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                    (5.00)               0.00           (5.00)        26.30
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (1.65)               0.00           (1.65)        26.29
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (1.68)               0.00           (1.75)        25.75
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                          0.00                0.00            0.00         21.10
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                    (5.00)               0.00           (5.00)        26.34
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (1.65)               0.00           (1.65)        26.31
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (1.68)               0.00           (1.73)        25.78
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                          0.00                0.00            0.00         21.10
-----------------------------------------------------  ---------------------   -------------   -------------   ---------

EQUITY INCOME FUND
 Class A
  06/30/2000                                                  $ (0.48)            $ (2.16)        $ (3.00)      $ 10.49
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (1.76)               0.00           (2.14)        15.58
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (2.09)               0.00           (2.47)        16.04
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                          0.00                0.00           (0.18)        15.39
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                    (0.48)              (2.16)          (2.91)        10.43
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (1.76)               0.00           (2.04)        15.50
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (2.09)               0.00           (2.37)        15.99
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                          0.00                0.00           (0.16)        15.37
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                    (0.48)              (2.16)          (2.91)        10.45
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (1.76)               0.00           (2.03)        15.52
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (2.09)               0.00           (2.36)        16.01
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                          0.00                0.00           (0.16)        15.37
-----------------------------------------------------  ---------------------   -------------   -------------   ---------

GLOBAL INNOVATION FUND
 Class A
  12/31/1999 - 06/30/2000                                     $  0.00             $  0.00         $  0.00       $ 18.93
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  03/31/2000 - 06/30/2000                                        0.00                0.00            0.00         18.91
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  03/31/2000 - 06/30/2000                                        0.00                0.00            0.00         18.91
-----------------------------------------------------  ---------------------   -------------   -------------   ---------

GROWTH FUND
 Class A
  06/30/2000                                                  $ (5.66)            $  0.00         $ (5.66)      $ 38.94
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (3.92)               0.00           (3.92)        34.12
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (4.32)               0.00           (4.32)        32.62
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                         (3.51)               0.00           (3.51)        27.03
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                    (2.93)               0.00           (2.93)        26.58
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                    (5.66)               0.00           (5.66)        34.66
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (3.92)               0.00           (3.92)        31.15
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (4.32)               0.00           (4.32)        30.34
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                         (3.51)               0.00           (3.51)        25.59
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                    (2.93)               0.00           (2.93)        25.46
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                    (5.66)               0.00           (5.66)        34.66
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                    (3.92)               0.00           (3.92)        31.15
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                    (4.32)               0.00           (4.32)        30.33
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                         (3.51)               0.00           (3.51)        25.58
-----------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                    (2.93)               0.00           (2.93)        25.46
-----------------------------------------------------  ---------------------   -------------   -------------   ---------


                                                                                  RATIO OF     RATIO OF NET
                                                                     NET ASSETS   EXPENSES     INVESTMENT
                                                                     END OF       TO AVERAGE   INCOME (LOSS)   PORTFOLIO
                                                          TOTAL      PERIOD       NET          TO AVERAGE      TURNOVER
                                                          RETURN     (000S)       ASSETS       NET ASSETS      RATE
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:     --------   ----------   ----------   -------------   ---------
CAPITAL APPRECIATION FUND
 Class A
  06/30/2000                                               22.73%    $  91,927       1.11%         (0.10)%       119%
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               10.14        91,296       1.10           0.24         120
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               32.39        72,803       1.10           0.27          75
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                     9.58         6,534       1.11*          0.59*         87
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                               21.79        66,044       1.86          (0.86)        119
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                                9.39        55,094       1.85          (0.52)        120
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               31.39        40,901       1.85          (0.47)         75
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                     9.27         3,022       1.85*         (0.26)*        87
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                               21.85        82,864       1.86          (0.86)        119
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                                9.34        81,097       1.85          (0.52)        120
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               31.40        71,481       1.85          (0.49)         75
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                     9.27        13,093       1.86*         (0.23)*        87
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------

EQUITY INCOME FUND
 Class A
  06/30/2000                                              (13.17)%   $  11,434       1.12%          2.77%        114%
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               12.26        17,342       1.10           2.64          76
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               21.35        12,954       1.11           2.39          45
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                    11.77         1,756       1.13*          2.85*         45
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                              (13.79)       12,903       1.87           2.01         114
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               11.35        21,732       1.85           1.89          76
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               20.47        15,178       1.85           1.63          45
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                    11.45         2,561       1.87*          2.11*         45
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                              (13.78)       13,929       1.87           1.99         114
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               11.28        26,016       1.85           1.86          76
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               20.51        23,122       1.85           1.60          45
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                    11.42         6,624       1.87*          2.15*         45
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------

GLOBAL INNOVATION FUND
 Class A
  12/31/1999 - 06/30/2000                                  89.30%    $  31,998       1.61%(b)*     (0.58)%*      131%
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class B
  03/31/2000 - 06/30/2000                                  (6.25)       25,375       2.60(c)*      (1.70)*       131
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class C
  03/31/2000 - 06/30/2000                                  (6.25)       46,826       2.60(c)*      (1.70)*       131
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------

GROWTH FUND
 Class A
  06/30/2000                                               32.49%    $ 255,744       1.16%         (0.78)%        72%
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               18.65       227,638       1.16          (0.44)        131
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               41.03       180,119       1.16          (0.27)        123
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                    15.93       147,276       1.11*          0.13*         94
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  09/30/1996                                               16.11       151,103       1.11           0.24         104
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                               31.31       213,627       1.91          (1.53)         72
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               17.72       133,850       1.90          (1.19)        131
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               39.97        80,719       1.91          (1.02)        123
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                    15.32        55,626       1.86*         (0.62)*        94
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  09/30/1996                                               15.22        37,256       1.86          (0.51)        104
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                               31.31     2,416,067       1.91          (1.53)         72
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1999                                               17.76     2,064,450       1.90          (1.18)        131
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  06/30/1998                                               39.99     1,853,002       1.91          (1.02)        123
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                    15.27     1,514,432       1.86*         (0.61)*        94
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------
  09/30/1996                                               15.22     1,450,216       1.86          (0.51)        104
-----------------------------------------------------     --------   ----------   ----------   -------------   ---------





                                                      SEE ACCCOMPANYING NOTES 49

                                                       NET ASSET                    NET REALIZED /
                                                       VALUE                        UNREALIZED GAIN   TOTAL INCOME FROM
                                                       BEGINNING   NET INVESTMENT   (LOSS) ON         INVESTMENT
                                                       OF PERIOD   INCOME (LOSS)    INVESTMENTS       OPERATIONS
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:  ---------   --------------   ---------------   -----------------
INNOVATION FUND
 Class A
  06/30/2000                                           $  37.46    $   (0.58)(a)     $   41.80 (a)        $   41.22
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              24.28        (0.28)(a)         14.72 (a)            14.44
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              17.43        (0.19)(a)          8.21 (a)             8.02
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   17.26         0.07              0.36                 0.43
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              14.74        (0.07)             2.94                 2.87
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              36.09        (1.01)(a)         40.37 (a)            39.36
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              23.60        (0.49)(a)         14.24 (a)            13.75
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              17.10        (0.33)(a)          8.00 (a)             7.67
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   17.04        (0.03)             0.35                 0.32
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              14.66        (0.11)             2.84                 2.73
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              36.08        (1.00)(a)         40.35 (a)            39.35
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              23.59        (0.48)(a)         14.23 (a)            13.75
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              17.09        (0.33)(a)          8.00 (a)             7.67
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   17.04        (0.02)             0.33                 0.31
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              14.65        (0.15)             2.89                 2.74
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

INTERNATIONAL FUND
 Class A
  06/30/2000                                           $  12.45    $    0.03 (a)     $    1.46 (a)        $    1.49
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              14.33         0.01 (a)         (0.74)(a)            (0.73)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              14.26         0.06 (a)          1.13 (a)             1.19
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   13.03         0.29              1.33                 1.62
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              12.19         0.07              0.77                 0.84
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              11.51        (0.06)(a)          1.25 (a)             1.19
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              13.46        (0.08)(a)         (0.72)(a)            (0.80)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              13.56        (0.05)(a)          1.07 (a)             1.02
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   12.48         0.16              1.31                 1.47
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              11.75         0.00 (a)          0.73 (a)             0.73
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              11.50        (0.09)(a)          1.27 (a)             1.18
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              13.45        (0.09)(a)         (0.71)(a)            (0.80)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              13.55        (0.06)(a)          1.08 (a)             1.02
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   12.47         0.18              1.29                 1.47
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              11.75        (0.05)             0.77                 0.72
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

MID-CAP FUND
 Class A
  06/30/2000                                           $  22.82    $   (0.01)(a)     $    7.82 (a)        $    7.81
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              24.00         0.03 (a)         (0.13)(a)            (0.10)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              20.24         0.02 (a)          5.11 (a)             5.13
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/13/1997-06/30/1997                                   18.14        (0.04)             2.14                 2.10
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              22.43        (0.20)(a)          7.66 (a)             7.46
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              23.77        (0.13)(a)         (0.14)(a)            (0.27)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              20.17        (0.16)(a)          5.09 (a)             4.93
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/13/1997-06/30/1997                                   18.14        (0.11)             2.14                 2.03
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              22.44        (0.20)(a)          7.66 (a)             7.46
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              23.77        (0.13)(a)         (0.13)(a)            (0.26)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              20.18        (0.16)(a)          5.08 (a)             4.92
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/13/1997-06/30/1997                                   18.14        (0.10)             2.14                 2.04
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

                                                        DIVIDENDS    DIVIDENDS IN
                                                        FROM NET     EXCESS OF NET
                                                        INVESTMENT   INVESTMENT
                                                        INCOME       INCOME
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   ----------   -------------
INNOVATION FUND
 Class A
  06/30/2000                                            $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------

INTERNATIONAL FUND
 Class A
  06/30/2000                                            $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------

MID-CAP FUND
 Class A
  06/30/2000                                            $  (0.02)     $   (0.02)
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.01)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.04)          0.00
------------------------------------------------------  ----------   -------------
  01/13/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  01/13/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  01/13/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.46%.
(c) Ratio of expenses to average net assets excluding interest expense is 2.21%.

50 SEE ACCOMPANYING NOTES

                                                                                DISTRIBUTIONS
                                                                                IN
                                                        DISTRIBUTIONS           EXCESS OF
                                                        FROM                    NET                             NET ASSET
                                                        NET REALIZED            REALIZED                        VALUE
                                                        CAPITAL                 CAPITAL         TOTAL           END OF
                                                        GAINS                   GAINS           DISTRIBUTIONS   PERIOD
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   ---------------------   -------------   -------------   ---------
INNOVATION FUND
 Class A
  06/30/2000                                            $       $ (6.39)            $  0.00         $ (6.39)      $ 72.29
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.26)               0.00           (1.26)        37.46
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.99)              (0.18)          (1.17)        24.28
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (0.26)               0.00           (0.26)        17.43
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (0.35)               0.00           (0.35)        17.26
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                     (6.39)               0.00           (6.39)        69.06
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.26)               0.00           (1.26)        36.09
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.99)              (0.18)          (1.17)        23.60
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (0.26)               0.00           (0.26)        17.10
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (0.35)               0.00           (0.35)        17.04
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                     (6.39)               0.00           (6.39)        69.04
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.26)               0.00           (1.26)        36.08
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.99)              (0.18)          (1.17)        23.59
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (0.26)               0.00           (0.26)        17.09
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (0.35)               0.00           (0.35)        17.04
------------------------------------------------------  ---------------------   -------------   -------------   ---------

INTERNATIONAL FUND
 Class A
  06/30/2000                                                   $ (1.74)            $  0.00         $ (1.74)      $ 12.20
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.15)               0.00           (1.15)        12.45
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.82)              (0.30)          (1.12)        14.33
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (0.39)               0.00           (0.39)        14.26
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                      0.00                0.00            0.00         13.03
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                     (1.74)               0.00           (1.74)        10.96
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.15)               0.00           (1.15)        11.51
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.82)              (0.30)          (1.12)        13.46
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (0.39)               0.00           (0.39)        13.56
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                      0.00                0.00            0.00         12.48
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                     (1.74)               0.00           (1.74)        10.94
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.15)               0.00           (1.15)        11.50
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.82)              (0.30)          (1.12)        13.45
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (0.39)               0.00           (0.39)        13.55
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                      0.00                0.00            0.00         12.47
------------------------------------------------------  ---------------------   -------------   -------------   ---------

MID-CAP FUND
 Class A
  06/30/2000                                                   $ (0.02)            $  0.00         $ (0.06)      $ 30.57
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.07)               0.00           (1.08)        22.82
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (1.33)               0.00           (1.37)        24.00
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/13/1997-06/30/1997                                           0.00                0.00            0.00         20.24
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                     (0.02)               0.00           (0.02)        29.87
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.07)               0.00           (1.07)        22.43
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (1.33)               0.00           (1.33)        23.77
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/13/1997-06/30/1997                                           0.00                0.00            0.00         20.17
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                     (0.02)               0.00           (0.02)        29.88
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (1.07)               0.00           (1.07)        22.44
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (1.33)               0.00           (1.33)        23.77
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/13/1997-06/30/1997                                           0.00                0.00            0.00         20.18
------------------------------------------------------  ---------------------   -------------   -------------   ---------

                                                                                RATIO OF     RATIO OF NET
                                                                   NET ASSETS   EXPENSES     INVESTMENT
                                                                   END OF       TO AVERAGE   INCOME (LOSS)   PORTFOLIO
                                                        TOTAL      PERIOD       NET          TO AVERAGE      TURNOVER
                                                        RETURN     (000S)       ASSETS       NET ASSETS      RATE
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   --------   ----------   ----------   -------------   ---------
INNOVATION FUND
 Class A
  06/30/2000                                            115.04%    $1,408,455      1.30%         (0.91)%       186%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             61.36       313,946       1.30          (0.90)        119
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             48.10        85,800       1.31          (0.94)        100
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                   2.41        56,215       1.28*         (0.68)*        80
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             19.86        50,067       1.31          (0.61)        123
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                            114.17     1,680,792       2.05          (1.66)        186
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             60.17       351,876       2.05          (1.64)        119
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             46.95        81,130       2.06          (1.69)        100
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                   1.79        51,472       2.03*         (1.43)*        80
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             18.99        33,778       2.06          (1.36)        123
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                            114.17     2,275,811       2.05          (1.66)        186
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             60.20       580,251       2.05          (1.65)        119
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             46.97       219,258       2.06          (1.69)        100
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                   1.73       162,889       2.03*         (1.43)*        80
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             19.08       137,752       2.06          (1.36)        123
------------------------------------------------------  --------   ----------   ----------   -------------   ---------

INTERNATIONAL FUND
 Class A
  06/30/2000                                             11.85%    $  12,452       1.52%(b)       0.26%         58%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (4.31)       18,865       1.55(b)        0.05          55
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                              9.95        12,510       1.48           0.41          60
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  12.82        18,287       1.51*          0.58*         59
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                              6.89        20,056       1.41           0.49         110
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                             10.00        10,176       2.28(c)       (0.55)         58
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (5.15)        9,478       2.29(c)       (0.67)         55
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                              9.17         8,956       2.22          (0.37)         60
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  12.17         8,676       2.26*          0.18*         59
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                              6.21         5,893       2.16          (0.26)        110
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                              9.91        92,220       2.28(c)       (0.77)         58
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (5.15)      101,320       2.30(c)       (0.75)         55
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                              9.18       132,986       2.22          (0.43)         60
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  12.18       168,446       2.25*         (0.25)*        59
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                              6.13       203,544       2.16          (0.26)        110
------------------------------------------------------  --------   ----------   ----------   -------------   ---------

MID-CAP FUND
 Class A
  06/30/2000                                             34.28%    $ 156,949       1.11%         (0.05)%       164%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (0.13)      124,680       1.10           0.15          85
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             25.71        57,164       1.11           0.07          66
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  01/13/1997-06/30/1997                                  11.58        12,184       1.11*          0.17*         82
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                             33.27        88,648       1.86          (0.80)        164
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (0.86)       84,698       1.85          (0.62)         85
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             24.76        84,535       1.86          (0.68)         66
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  01/13/1997-06/30/1997                                  11.19        28,259       1.85*         (0.58)*        82
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                             33.25       104,082       1.86          (0.80)        164
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (0.82)      112,507       1.85          (0.63)         85
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             24.70       140,438       1.86          (0.68)         66
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  01/13/1997-06/30/1997                                  11.25        53,686       1.86*         (0.58)*        82
------------------------------------------------------  --------   ----------   ----------   -------------   ---------






                                                       SEE ACCOMPANYING NOTES 51

                                                       NET ASSET                    NET REALIZED /
                                                       VALUE                        UNREALIZED GAIN   TOTAL INCOME FROM
                                                       BEGINNING   NET INVESTMENT   (LOSS) ON         INVESTMENT
                                                       OF PERIOD   INCOME (LOSS)    INVESTMENTS       OPERATIONS
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:  ---------   --------------   ---------------   -----------------
OPPORTUNITY FUND
 Class A
  06/30/2000                                           $  26.96    $   (0.25)(a)     $   12.75 (a)        $   12.50
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              31.33        (0.21)(a)          0.46 (a)             0.25
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              29.35        (0.27)(a)          4.19 (a)             3.92
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   37.36         0.00             (3.10)               (3.10)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              39.08        (0.11)             6.12                 6.01
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              24.20        (0.43)(a)         11.32 (a)            10.89
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  03/31/1999-06/30/1999                                   21.40        (0.09)             2.89                 2.80
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              24.19        (0.42)(a)         11.33 (a)            10.91
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              28.86        (0.37)(a)          0.32 (a)            (0.05)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              27.38        (0.46)(a)          3.88 (a)             3.42
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   35.38        (0.04)            (3.05)               (3.09)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              37.64        (0.35)             5.82                 5.47
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

RENAISSANCE FUND
 Class A
  06/30/2000                                           $  18.21    $    0.06 (a)     $    0.13 (a)        $    0.19
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              19.10        (0.01)(a)          1.45 (a)             1.44
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              17.73         0.07 (a)          4.91 (a)             4.98
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   16.08         0.12 (a)          3.90 (a)             4.02
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              14.14         0.23              2.79                 3.02
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              17.99        (0.07)(a)          0.13 (a)             0.06
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              19.06        (0.13)(a)          1.39 (a)             1.26
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              17.77        (0.07)(a)          4.91 (a)             4.84
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   16.12         0.03 (a)          3.92 (a)             3.95
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              14.13         0.09              2.83                 2.92
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              17.91        (0.07)(a)          0.13 (a)             0.06
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              18.96        (0.13)(a)          1.41 (a)             1.28
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              17.69        (0.07)(a)          4.88 (a)             4.81
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  10/01/1996-06/30/1997                                   16.05         0.03 (a)          3.90 (a)             3.93
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  09/30/1996                                              14.09         0.12              2.78                 2.90
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

SELECT GROWTH FUND
 Class A
  03/31/2000 - 06/30/2000                              $  23.25    $    0.00 (a)     $    0.74 (a)        $    0.74
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  03/31/2000 - 06/30/2000                                 23.25        (0.06)(a)          0.77 (a)             0.71
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  03/31/2000 - 06/30/2000                                 23.25        (0.05)(a)          0.76 (a)             0.71
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

SMALL-CAP VALUE FUND
 Class A
  06/30/2000                                           $  15.93    $    0.32 (a)     $   (1.81)(a)        $   (1.49)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              17.58         0.26 (a)         (1.29)(a)            (1.03)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              15.75         0.23 (a)          2.49 (a)             2.72
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   14.02         0.10              1.63                 1.73
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class B
  06/30/2000                                              15.79         0.21 (a)         (1.79)(a)            (1.58)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              17.43         0.14 (a)         (1.27)(a)            (1.13)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              15.71         0.09 (a)          2.48 (a)             2.57
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   14.02         0.08              1.61                 1.69
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
 Class C
  06/30/2000                                              15.82         0.21 (a)         (1.79)(a)            (1.58)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1999                                              17.44         0.14 (a)         (1.27)(a)            (1.13)
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  06/30/1998                                              15.71         0.09 (a)          2.49 (a)             2.58
-----------------------------------------------------  ---------   --------------   ---------------   -----------------
  01/20/1997-06/30/1997                                   14.02         0.08              1.61                 1.69
-----------------------------------------------------  ---------   --------------   ---------------   -----------------

                                                        DIVIDENDS    DIVIDENDS IN
                                                        FROM NET     EXCESS OF NET
                                                        INVESTMENT   INVESTMENT
                                                        INCOME       INCOME
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   ----------   -------------
OPPORTUNITY FUND
 Class A
  06/30/2000                                            $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  03/31/1999-06/30/1999                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                                0.00           0.00
------------------------------------------------------  ----------   -------------

RENAISSANCE FUND
 Class A
  06/30/2000                                            $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.08)          0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                    (0.12)          0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                               (0.23)         (0.07)
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.02)          0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                    (0.05)          0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                               (0.11)         (0.04)
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                                0.00           0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.01)          0.00
------------------------------------------------------  ----------   -------------
  10/01/1996-06/30/1997                                    (0.04)          0.00
------------------------------------------------------  ----------   -------------
  09/30/1996                                               (0.13)         (0.03)
------------------------------------------------------  ----------   -------------

SELECT GROWTH FUND
 Class A
  03/31/2000 - 06/30/2000                               $   0.00      $    0.00
------------------------------------------------------  ----------   -------------
 Class B
  03/31/2000 - 06/30/2000                                   0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  03/31/2000 - 06/30/2000                                   0.00           0.00
------------------------------------------------------  ----------   -------------

SMALL-CAP VALUE FUND
 Class A
  06/30/2000                                            $  (0.32)     $    0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.17)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.13)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class B
  06/30/2000                                               (0.17)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.06)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.09)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------
 Class C
  06/30/2000                                               (0.18)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1999                                               (0.04)          0.00
------------------------------------------------------  ----------   -------------
  06/30/1998                                               (0.09)          0.00
------------------------------------------------------  ----------   -------------
  01/20/1997-06/30/1997                                     0.00           0.00
------------------------------------------------------  ----------   -------------

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

52 SEE ACCOMPANYING NOTES

                                                                                DISTRIBUTIONS
                                                                                IN
                                                        DISTRIBUTIONS           EXCESS OF
                                                        FROM                    NET                             NET ASSET
                                                        NET REALIZED            REALIZED                        VALUE
                                                        CAPITAL                 CAPITAL         TOTAL           END OF
                                                        GAINS                   GAINS           DISTRIBUTIONS   PERIOD
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   ---------------------   -------------   -------------   ---------
OPPORTUNITY FUND
 Class A
  06/30/2000                                                   $ (7.88)            $  0.00         $ (7.88)      $ 31.58
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (4.62)               0.00           (4.62)        26.96
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (1.94)               0.00           (1.94)        31.33
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (4.91)               0.00           (4.91)        29.35
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (7.73)               0.00           (7.73)        37.36
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                     (7.88)               0.00           (7.88)        27.21
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  03/31/1999-06/30/1999                                           0.00                0.00            0.00         24.20
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                     (7.88)               0.00           (7.88)        27.22
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (4.62)               0.00           (4.62)        24.19
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (1.94)               0.00           (1.94)        28.86
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (4.91)               0.00           (4.91)        27.38
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (7.73)               0.00           (7.73)        35.38
------------------------------------------------------  ---------------------   -------------   -------------   ---------

RENAISSANCE FUND
 Class A
  06/30/2000                                                   $ (2.59)            $ (0.86)        $ (3.45)      $ 14.95
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (2.33)               0.00           (2.33)        18.21
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (3.53)               0.00           (3.61)        19.10
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (2.25)               0.00           (2.37)        17.73
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (0.78)               0.00           (1.08)        16.08
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                     (2.59)              (0.86)          (3.45)        14.60
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (2.33)               0.00           (2.33)        17.99
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (3.53)               0.00           (3.55)        19.06
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (2.25)               0.00           (2.30)        17.77
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (0.78)               0.00           (0.93)        16.12
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                     (2.59)              (0.86)          (3.45)        14.52
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                     (2.33)               0.00           (2.33)        17.91
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (3.53)               0.00           (3.54)        18.96
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  10/01/1996-06/30/1997                                          (2.25)               0.00           (2.29)        17.69
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  09/30/1996                                                     (0.78)               0.00           (0.94)        16.05
------------------------------------------------------  ---------------------   -------------   -------------   ---------

SELECT GROWTH FUND
 Class A
  03/31/2000 - 06/30/2000                                      $  0.00             $  0.00         $  0.00       $ 23.99
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  03/31/2000 - 06/30/2000                                         0.00                0.00            0.00         23.96
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  03/31/2000 - 06/30/2000                                         0.00                0.00            0.00         23.96
------------------------------------------------------  ---------------------   -------------   -------------   ---------

SMALL-CAP VALUE FUND
 Class A
  06/30/2000                                                   $  0.00             $  0.00         $ (0.32)      $ 14.12
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                      0.00               (0.45)          (0.62)        15.93
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.76)               0.00           (0.89)        17.58
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                           0.00                0.00            0.00         15.75
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class B
  06/30/2000                                                      0.00                0.00           (0.17)        14.04
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                      0.00               (0.45)          (0.51)        15.79
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.76)               0.00           (0.85)        17.43
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                           0.00                0.00            0.00         15.71
------------------------------------------------------  ---------------------   -------------   -------------   ---------
 Class C
  06/30/2000                                                      0.00                0.00           (0.18)        14.06
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1999                                                      0.00               (0.45)          (0.49)        15.82
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  06/30/1998                                                     (0.76)               0.00           (0.85)        17.44
------------------------------------------------------  ---------------------   -------------   -------------   ---------
  01/20/1997-06/30/1997                                           0.00                0.00            0.00         15.71
------------------------------------------------------  ---------------------   -------------   -------------   ---------

                                                                                RATIO OF     RATIO OF NET
                                                                   NET ASSETS   EXPENSES     INVESTMENT
                                                                   END OF       TO AVERAGE   INCOME (LOSS)   PORTFOLIO
                                                        TOTAL      PERIOD       NET          TO AVERAGE      TURNOVER
                                                        RETURN     (000S)       ASSETS       NET ASSETS      RATE
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:   --------   ----------   ----------   -------------   ---------
OPPORTUNITY FUND
 Class A
  06/30/2000                                             50.77%    $ 142,064       1.31%         (0.81)%       254%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                              3.98       121,507       1.31          (0.86)        175
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             13.87       200,935       1.31          (0.88)         86
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                   0.00       213,484       1.25*         (0.12)*        69
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             18.35       134,859       1.13          (0.32)         91
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                             49.78        28,145       2.06          (1.57)        254
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  03/31/1999-06/30/1999                                  13.08           251       2.03*         (1.65)*       175
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                             49.88       401,118       2.06          (1.57)        254
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                              3.20       308,877       2.06          (1.62)        175
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             13.01       500,011       2.06          (1.63)         86
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  (9.40)      629,446       1.97*         (0.95)*        69
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             17.47       800,250       1.88          (1.07)         91
------------------------------------------------------  --------   ----------   ----------   -------------   ---------

RENAISSANCE FUND
 Class A
  06/30/2000                                              3.36%    $  68,433       1.25%          0.36%        133%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                              9.94        90,445       1.26          (0.04)        221
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             30.98        85,562       1.26           0.35         192
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  27.53        33,606       1.23*          0.95*        131
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             22.37        20,631       1.25           1.60         203
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                              2.59        89,621       2.00          (0.45)        133
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                              8.94       126,576       2.00          (0.78)        221
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             29.99       100,688       2.01          (0.39)        192
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  26.88        37,253       1.97*          0.20*        131
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             21.54        15,693       2.00           0.85         203
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                              2.60       311,519       2.00          (0.45)        133
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                              9.12       442,049       2.00          (0.79)        221
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             29.98       469,797       2.01          (0.37)        192
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  10/01/1996-06/30/1997                                  26.86       313,226       1.97*          0.21*        131
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  09/30/1996                                             21.52       230,058       2.00           0.85         203
------------------------------------------------------  --------   ----------   ----------   -------------   ---------

SELECT GROWTH FUND
 Class A
  03/31/2000 - 06/30/2000                                 3.18%    $   7,841       1.25%*        (0.01)%*      170%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  03/31/2000 - 06/30/2000                                 3.05         2,173       2.00*         (0.96)*       170
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  03/31/2000 - 06/30/2000                                 3.05         4,196       2.00*         (0.90)*       170
------------------------------------------------------  --------   ----------   ----------   -------------   ---------

SMALL-CAP VALUE FUND
 Class A
  06/30/2000                                             (9.26)%   $ 114,347       1.26%          2.28%         55%
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (5.50)      107,569       1.25           1.74          60
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             17.33        75,070       1.25           1.27          41
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                  12.34         6,563       1.30*          1.94*         48
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class B
  06/30/2000                                             (9.94)       55,435       2.01           1.46          55
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (6.22)       96,994       2.00           0.95          60
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             16.40       110,833       2.00           0.53          41
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                  12.05        11,077       2.04*          1.23*         48
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
 Class C
  06/30/2000                                             (9.95)       69,808       2.01           1.46          55
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1999                                             (6.21)      112,926       2.00           0.95          60
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  06/30/1998                                             16.42       130,466       2.00           0.52          41
------------------------------------------------------  --------   ----------   ----------   -------------   ---------
  01/20/1997-06/30/1997                                  12.05        20,637       2.05*          1.13*         48
------------------------------------------------------  --------   ----------   ----------   -------------   ---------



                                                       SEE ACCOMPANYING NOTES 53

                                                         NET ASSET                             NET REALIZED/
                                                         VALUE                                 UNREALIZED GAIN
                                                         BEGINNING          NET INVESTMENT     (LOSS) ON
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:    OF PERIOD          INCOME (LOSS)      INVESTMENTS
                                                         -----------------  -----------------  -----------------
TARGET FUND
  Class A
   06/30/2000                                            $      17.72       $    (0.23)(a)     $     15.45 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   03/31/1999-06/30/1999                                        16.35            (0.09)(a)            2.44 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                   16.82            (0.08)(a)            4.06 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   10/01/1996-06/30/1997                                        17.11            (0.04)(a)            1.82 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   09/30/1996                                                   16.40            (0.05)               2.54
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class B
   06/30/2000                                                   16.44            (0.39)(a)           14.35 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                   15.34            (0.19)(a)            2.27 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                   16.14            (0.19)(a)            3.84 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   10/01/1996-06/30/1997                                        16.58            (0.12)(a)            1.75 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   09/30/1996                                                   16.06            (0.09)               2.39
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class C
   06/30/2000                                                   16.43            (0.38)(a)           14.34 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                   15.34            (0.19)(a)            2.26 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                   16.13            (0.19)(a)            3.85 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   10/01/1996-06/30/1997                                        16.58            (0.12)(a)            1.74 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   09/30/1996                                                   16.05            (0.16)               2.47
-------------------------------------------------------  -----------------  -----------------  -----------------

TAX-EFFICIENT EQUITY FUND
  Class A
   06/30/2000                                            $      11.59       $     0.00 (a)     $      0.65 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   07/10/1998 - 06/30/1999                                      10.00             0.03 (a)            1.56 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class B
   06/30/2000                                                   11.51            (0.09)(a)            0.64 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   07/10/1998 - 06/30/1999                                      10.00            (0.05)(a)            1.56 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class C
   06/30/2000                                                   11.51            (0.09)(a)            0.64 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   07/10/1998 - 06/30/1999                                      10.00            (0.05)(a)            1.56 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------

VALUE FUND
  Class A
   06/30/2000                                            $      15.29       $     0.22 (a)     $     (1.33)(a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                   15.64             0.24 (a)            1.35 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                   14.80             0.19 (a)            2.46 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   01/13/1997-06/30/1997                                        13.17             0.47                1.26
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class B
   06/30/2000                                                   15.26             0.13 (a)           (1.33)(a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                   15.63             0.12 (a)            1.35 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                   14.80             0.07 (a)            2.46 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   01/13/1997-06/30/1997                                        13.16             0.44                1.26
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class C
   06/30/2000                                                   15.26             0.13 (a)           (1.33)(a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                   15.63             0.12 (a)            1.35 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                   14.80             0.07 (a)            2.46 (a)
-------------------------------------------------------  -----------------  -----------------  -----------------
   01/13/1997-06/30/1997                                        13.15             0.43                1.28
-------------------------------------------------------  -----------------  -----------------  -----------------


                                                                            DIVIDENDS          DIVIDENDS IN
                                                         TOTAL INCOME       FROM NET           EXCESS OF NET
                                                         FROM INVESTMENT    INVESTMENT         INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:    OPERATIONS         INCOME             INCOME
                                                         -----------------  -----------------  -----------------
TARGET FUND
  Class A
   06/30/2000                                            $      15.22       $     0.00         $      0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   03/31/1999-06/30/1999                                         2.35             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                    3.98             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   10/01/1996-06/30/1997                                         1.78             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   09/30/1996                                                    2.49             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class B
   06/30/2000                                                   13.96             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                    2.08             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                    3.65             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   10/01/1996-06/30/1997                                         1.63             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   09/30/1996                                                    2.30             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class C
   06/30/2000                                                   13.96             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                    2.07             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                    3.66             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   10/01/1996-06/30/1997                                         1.62             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   09/30/1996                                                    2.31             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------

TAX-EFFICIENT EQUITY FUND
  Class A
   06/30/2000                                            $       0.65       $     0.00         $      0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   07/10/1998 - 06/30/1999                                       1.59             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class B
   06/30/2000                                                    0.55             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   07/10/1998 - 06/30/1999                                       1.51             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class C
   06/30/2000                                                    0.55             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   07/10/1998 - 06/30/1999                                       1.51             0.00                0.00
-------------------------------------------------------  -----------------  -----------------  -----------------

VALUE FUND
  Class A
   06/30/2000                                            $      (1.11)      $    (0.23)        $      0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                    1.59            (0.22)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                    2.65            (0.18)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   01/13/1997-06/30/1997                                         1.73            (0.10)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class B
   06/30/2000                                                   (1.20)           (0.13)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                    1.47            (0.12)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                    2.53            (0.07)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   01/13/1997-06/30/1997                                         1.70            (0.06)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
  Class C
   06/30/2000                                                   (1.20)           (0.13)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1999                                                    1.47            (0.12)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   06/30/1998                                                    2.53            (0.07)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------
   01/13/1997-06/30/1997                                         1.71            (0.06)               0.00
-------------------------------------------------------  -----------------  -----------------  -----------------

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.


54   SEE ACCOMPANYING NOTES


                                                                              DISTRIBUTIONS IN
                                                          DISTRIBUTIONS       EXCESS OF NET
                                                          FROM NET REALIZED   REALIZED CAPITAL
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:     CAPITAL GAINS       GAINS               TOTAL DISTRIBUTIONS
                                                          -----------------   -----------------   -------------------
TARGET FUND
  Class A
   06/30/2000                                             $     (1.80)        $       0.00        $       (1.80)
-------------------------------------------------------   -----------------   -----------------   -------------------
   03/31/1999-06/30/1999                                        (0.98)                0.00                (0.98)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   (4.45)                0.00                (4.45)
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                        (2.07)                0.00                (2.07)
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                   (1.78)                0.00                (1.78)
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                   (1.80)                0.00                (1.80)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   (0.98)                0.00                (0.98)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   (4.45)                0.00                (4.45)
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                        (2.07)                0.00                (2.07)
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                   (1.78)                0.00                (1.78)
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                   (1.80)                0.00                (1.80)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   (0.98)                0.00                (0.98)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   (4.45)                0.00                (4.45)
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                        (2.07)                0.00                (2.07)
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                   (1.78)                0.00                (1.78)
-------------------------------------------------------   -----------------   -----------------   -------------------

TAX-EFFICIENT EQUITY FUND
  Class A
   06/30/2000                                             $      0.00         $       0.00        $        0.00
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                       0.00                 0.00                 0.00
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                    0.00                 0.00                 0.00
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                       0.00                 0.00                 0.00
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                    0.00                 0.00                 0.00
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                       0.00                 0.00                 0.00
-------------------------------------------------------   -----------------   -----------------   -------------------

VALUE FUND
  Class A
   06/30/2000                                             $     (0.57)        $      (2.00)       $       (2.80)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   (1.72)                0.00                (1.94)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   (1.63)                0.00                (1.81)
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                         0.00                 0.00                (0.10)
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                   (0.57)               (2.00)               (2.70)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   (1.72)                0.00                (1.84)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   (1.63)                0.00                (1.70)
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                         0.00                 0.00                (0.06)
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                   (0.57)               (2.00)               (2.70)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   (1.72)                0.00                (1.84)
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   (1.63)                0.00                (1.70)
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                         0.00                 0.00                (0.06)
-------------------------------------------------------   -----------------   -----------------   -------------------





                                                          NET ASSET VALUE                         NET ASSETS END
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:     END OF PERIOD       TOTAL RETURN        OF PERIOD (000S)
                                                          -----------------   -----------------   -------------------
TARGET FUND
  Class A
   06/30/2000                                             $     31.14               90.36%        $       305,304
-------------------------------------------------------   -----------------   -----------------   -------------------
   03/31/1999-06/30/1999                                        17.72               15.69                 170,277
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   16.35               27.49                 157,277
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                        16.82               11.19                 150,689
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                   17.11               16.50                 156,027
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                   28.60               89.74                 223,939
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   16.44               14.93                  78,659
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   15.34               26.45                  76,194
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                        16.14               10.58                  67,531
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                   16.58               15.58                  49,851
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                   28.59               89.79               1,676,384
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   16.43               14.86                 910,494
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   15.34               26.53                 952,728
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                        16.13               10.52                 969,317
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                   16.58               15.66                 974,948
-------------------------------------------------------   -----------------   -----------------   -------------------

TAX-EFFICIENT EQUITY FUND
  Class A
   06/30/2000                                             $     12.24                5.61%        $         9,226
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                      11.59               15.90                   6,579
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                   12.06                4.78                  10,794
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                      11.51               15.10                   6,370
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                   12.06                4.78                  15,651
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                      11.51               15.10                  10,742
-------------------------------------------------------   -----------------   -----------------   -------------------

VALUE FUND
  Class A
   06/30/2000                                             $     11.38               (7.11)%       $        19,087
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   15.29               11.93                  22,267
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   15.64               18.86                  21,742
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                        14.80               13.19                  15,648
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                   11.36               (7.77)                 26,908
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   15.26               11.05                  36,314
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   15.63               17.98                  35,716
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                        14.80               12.93                  25,433
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                   11.36               (7.81)                 53,756
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                   15.26               11.04                  80,594
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                   15.63               17.98                  88,235
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                        14.80               13.02                  64,110
-------------------------------------------------------   -----------------   -----------------   -------------------


                                                                              RATIO OF NET
                                                          RATIO OF            INVESTMENT
                                                          EXPENSES            INCOME (LOSS)
                                                          TO AVERAGE          TO AVERAGE          PORTFOLIO
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:     NET ASSETS          NET ASSETS          TURNOVER RATE
                                                          -----------------   -----------------   -------------------
TARGET FUND
  Class A
   06/30/2000                                                    1.21%             (0.91)%                 99%
-------------------------------------------------------   -----------------   -----------------   -------------------
   03/31/1999-06/30/1999                                         1.21              (0.57)                 229
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                    1.22              (0.49)                 226
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                         1.20*             (0.31)*                145
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                    1.18              (0.34)                 141
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                    1.96              (1.66)                  99
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                    1.95              (1.31)                 229
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                    1.96              (1.24)                 226
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                         1.94*             (1.05)*                145
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                    1.93              (1.09)                 141
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                    1.96              (1.67)                  99
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                    1.95              (1.31)                 229
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                    1.96              (1.24)                 226
-------------------------------------------------------   -----------------   -----------------   -------------------
   10/01/1996-06/30/1997                                         1.94*             (1.06)*                145
-------------------------------------------------------   -----------------   -----------------   -------------------
   09/30/1996                                                    1.93              (1.09)                 141
-------------------------------------------------------   -----------------   -----------------   -------------------

TAX-EFFICIENT EQUITY FUND
  Class A
   06/30/2000                                                    1.11%              0.02%                  32%
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                       1.11*              0.25*                  13
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                    1.86              (0.74)                  32
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                       1.85*             (0.50)*                 13
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                    1.86              (0.73)                  32
-------------------------------------------------------   -----------------   -----------------   -------------------
   07/10/1998 - 06/30/1999                                       1.84*             (0.52)*                 13
-------------------------------------------------------   -----------------   -----------------   -------------------

VALUE FUND
  Class A
   06/30/2000                                                    1.11%              1.76%                 196%
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                    1.11               1.68                  101
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                    1.11               1.19                   77
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                         1.11*              1.71*                  71
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class B
   06/30/2000                                                    1.86               1.02                  196
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                    1.85               0.85                  101
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                    1.86               0.45                   77
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                         1.86*              0.96*                  71
-------------------------------------------------------   -----------------   -----------------   -------------------
  Class C
   06/30/2000                                                    1.86               1.02                  196
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1999                                                    1.85               0.83                  101
-------------------------------------------------------   -----------------   -----------------   -------------------
   06/30/1998                                                    1.86               0.45                   77
-------------------------------------------------------   -----------------   -----------------   -------------------
   01/13/1997-06/30/1997                                         1.86*              0.97*                  71
-------------------------------------------------------   -----------------   -----------------   -------------------



                                                    SEE ACCOMPANYING NOTES   55

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2000

                                                                           CAPITAL                        GLOBAL
                                                                           APPRECIATION   EQUITY INCOME   INNOVATION
Amounts in thousands, except per share amounts                             FUND           FUND            FUND         GROWTH FUND
                                                                           -------------  --------------  -----------  ------------
ASSETS:

Investments, at value                                                      $    797,602   $      69,612   $  105,626   $  2,915,435
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Cash and foreign currency                                                             3               0            1            449
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Receivable for investments sold and forward foreign currency contracts            6,063          14,238        1,549          1,808
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Receivable for Fund shares sold                                                     400             230        3,208         13,661
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Interest and dividends receivable                                                   444             166            4            316
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Variation margin receivable                                                           0               0            0              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Manager reimbursement receivable                                                      0               0           13              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other assets                                                                          0               0            0              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                                804,512          84,246      110,401      2,931,669
========================================================================   =============  ==============  ===========  ============


LIABILITIES:

Payable for investments purchased and forward foreign currency contracts   $      8,297   $           0   $    5,399   $        440
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Due to Custodian                                                                      0          13,997            0              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Payable for Fund shares redeemed                                                  1,693             245           60          8,545
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Dividends payable                                                                     0               0            0              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued investment advisory fee                                                     320              40           76          1,260
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued administration fee                                                          209              28           45            997
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued distribution fee                                                             96              18           39          1,703
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued servicing fee                                                                87               9           19            626
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other liabilities                                                                     0               0           15              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                                 10,702          14,337        5,653         13,571
========================================================================   =============  ==============  ===========  ============

NET ASSETS                                                                 $    793,810   $      69,909   $  104,748   $  2,918,098
========================================================================   =============  ==============  ===========  ============


NET ASSETS CONSIST OF:

Paid in capital                                                            $    436,815   $      89,276   $   94,489   $  1,631,648
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Undistributed (overdistributed) net investment income                           125,087              41          522              0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accumulated undistributed net realized gain (loss)                               66,446         (20,959)        (839)       172,794
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Net unrealized appreciation (depreciation)                                      164,462           1,551       10,576      1,113,656
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                           $    793,810   $      69,909   $  104,748   $  2,918,098
========================================================================   =============  ==============  ===========  ============


NET ASSETS:

Class A                                                                    $     91,927   $      11,434   $   31,998   $    255,744
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                          66,044          12,903       25,375        213,627
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                          82,864          13,929       46,826      2,416,067
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other Classes                                                                   552,975          31,643          549         32,660
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


SHARES ISSUED AND OUTSTANDING:

Class A                                                                           3,413           1,092        1,690          6,568
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                           2,512           1,239        1,342          6,164
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                           3,147           1,335        2,477         69,714
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


NET ASSET VALUE AND REDEMPTION PRICE* PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class A                                                                    $      26.94   $       10.49   $    18.93   $      38.94
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                           26.30           10.43        18.91          34.66
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                           26.34           10.45        18.91          34.66
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


COST OF INVESTMENTS OWNED                                                  $    633,140   $      68,061   $   95,050   $  1,801,779
========================================================================   =============  ==============  ===========  ============
COST OF FOREIGN CURRENCY HELD                                              $          0   $           0   $        0   $          0
========================================================================   =============  ==============  ===========  ============

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

56   SEE ACCOMPANYING NOTES

                                                                           INNOVATION     INTERNATIONAL   MID-CAP      OPPORTUNITY
Amounts in thousands, except per share amounts                             FUND           FUND            FUND         FUND
                                                                           -------------  --------------  -----------  ------------
ASSETS:

Investments, at value                                                      $  5,509,148   $     136,414   $1,082,233   $   630,937
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Cash and foreign currency                                                         2,127             721            1         1,364
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Receivable for investments sold and forward foreign currency contracts           48,797           1,290        5,036        14,602
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Receivable for Fund shares sold                                                  29,514           1,064        5,544         7,519
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Interest and dividends receivable                                                   175             268          618            53
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Variation margin receivable                                                           0              67            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Manager reimbursement receivable                                                      0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other assets                                                                          0              40            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                              5,589,761         139,864    1,093,432       654,475
========================================================================   =============  ==============  ===========  ============


LIABILITIES:

Payable for investments purchased and forward foreign currency contracts   $     90,546   $           0   $   14,258   $    28,745
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Due to Custodian                                                                      0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Payable for Fund shares redeemed                                                 11,780             240        2,074         5,792
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Dividends payable                                                                     0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued investment advisory fee                                                   2,951              68          417           332
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued administration fee                                                        1,731              77          279           200
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued distribution fee                                                          2,468              69          125           266
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued servicing fee                                                             1,129              29          103           121
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other liabilities                                                                     0              11            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                                110,605             494       17,256        35,456
========================================================================   =============  ==============  ===========  ============

NET ASSETS                                                                 $  5,479,156   $     139,370   $1,076,176   $   619,019
========================================================================   =============  ==============  ===========  ============


NET ASSETS CONSIST OF:

Paid in capital                                                            $  3,572,912   $     110,463   $  629,783   $   399,557
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Undistributed (overdistributed) net investment income                           170,220           2,305      174,578       101,853
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accumulated undistributed net realized gain (loss)                               50,831           8,485       85,334         4,947
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Net unrealized appreciation (depreciation)                                    1,685,193          18,117      186,481       112,662
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                           $  5,479,156   $     139,370   $1,076,176   $   619,019
========================================================================   =============  ==============  ===========  ============


NET ASSETS:

Class A                                                                    $  1,408,455   $      12,452   $  156,949   $   142,064
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                       1,680,792          10,176       88,648        28,145
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                       2,275,811          92,220      104,082       401,119
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other Classes                                                                   114,098          24,522      726,497        47,691
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


SHARES ISSUED AND OUTSTANDING:

Class A                                                                          19,480           1,020        5,134         4,499
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                          24,333             929        2,967         1,034
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                          32,958           8,434        3,484        14,737
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


NET ASSET VALUE AND REDEMPTION PRICE* PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class A                                                                    $      72.29   $       12.20   $    30.57   $     31.58
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                           69.06           10.96        29.87         27.21
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                           69.04           10.94        29.88         27.22
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


COST OF INVESTMENTS OWNED                                                  $  3,823,955   $     118,150   $  895,751   $   518,275
========================================================================   =============  ==============  ===========  ============
COST OF FOREIGN CURRENCY HELD                                              $          0   $           0   $        0   $         0
========================================================================   =============  ==============  ===========  ============


                                                                           RENAISSANCE    SELECT          SMALL-CAP
Amounts in thousands, except per share amounts                             FUND           GROWTH FUND     VALUE FUND   TARGET FUND
                                                                           -------------  --------------  -----------  ------------
ASSETS:

Investments, at value                                                      $    476,042   $      16,975   $  282,407    $2,235,279
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Cash and foreign currency                                                             0               1          121             1
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Receivable for investments sold and forward foreign currency contracts           11,130               0        4,456         1,344
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Receivable for Fund shares sold                                                     389             656          666        18,800
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Interest and dividends receivable                                                 1,700               1          917           227
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Variation margin receivable                                                           0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Manager reimbursement receivable                                                      0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other assets                                                                          0               3            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                                489,261          17,636      288,567     2,255,651
========================================================================   =============  ==============  ===========  ============


LIABILITIES:

Payable for investments purchased and forward foreign currency contracts   $      6,251   $         722   $    1,851    $   14,261
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Due to Custodian                                                                      0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Payable for Fund shares redeemed                                                  3,214              14        1,362         7,160
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Dividends payable                                                                     0               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued investment advisory fee                                                     262               7          155         1,035
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued administration fee                                                          174               5           96           750
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued distribution fee                                                            274               3           84         1,205
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accrued servicing fee                                                               109               3           57           468
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other liabilities                                                                   771               0            0             0
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                                 11,055             754        3,605        24,879
========================================================================   =============  ==============  ===========  ============

NET ASSETS                                                                 $    478,206   $      16,882   $  284,962    $2,230,772
========================================================================   =============  ==============  ===========  ============


NET ASSETS CONSIST OF:

Paid in capital                                                            $    473,353   $      15,879   $  350,266    $  999,648
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Undistributed (overdistributed) net investment income                            24,138               0        3,998       200,449
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Accumulated undistributed net realized gain (loss)                              (12,862)           (162)     (10,644)       67,219
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Net unrealized appreciation (depreciation)                                       (6,423)          1,165      (58,658)      963,456
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
                                                                           $    478,206   $      16,882   $  284,962    $2,230,772
========================================================================   =============  ==============  ===========  ============


NET ASSETS:

Class A                                                                    $     68,433   $       7,841   $  114,347    $  305,304
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                          89,621           2,173       55,435       223,939
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                         311,519           4,196       69,808     1,676,384
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Other Classes                                                                     8,633           2,672       45,372        25,145
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


SHARES ISSUED AND OUTSTANDING:

Class A                                                                           4,578             327        8,101         9,805
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                           6,142              91        3,948         7,831
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                          21,462             175        4,967        58,629
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


NET ASSET VALUE AND REDEMPTION PRICE* PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class A                                                                    $      14.95   $       23.99   $    14.12    $    31.14
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class B                                                                           14.60           23.96        14.04         28.60
------------------------------------------------------------------------   -------------  --------------  -----------  ------------
Class C                                                                           14.52           23.96        14.06         28.59
------------------------------------------------------------------------   -------------  --------------  -----------  ------------


COST OF INVESTMENTS OWNED                                                  $    482,466   $      15,811   $  341,065    $1,271,822
========================================================================   =============  ==============  ===========  ============
COST OF FOREIGN CURRENCY HELD                                              $          0   $           0   $        0    $        0
========================================================================   =============  ==============  ===========  ============


                                                                                  TAX-EFFICIENT
Amounts in thousands, except per share amounts                                    EQUITY FUND       VALUE FUND
                                                                                  ----------------  --------------
ASSETS:

Investments, at value                                                             $        56,844   $     162,484
------------------------------------------------------------------------          ----------------  --------------
Cash and foreign currency                                                                       1             855
------------------------------------------------------------------------          ----------------  --------------
Receivable for investments sold and forward foreign currency contracts                          0           7,228
------------------------------------------------------------------------          ----------------  --------------
Receivable for Fund shares sold                                                                35             143
------------------------------------------------------------------------          ----------------  --------------
Interest and dividends receivable                                                              37             415
------------------------------------------------------------------------          ----------------  --------------
Variation margin receivable                                                                     0               0
------------------------------------------------------------------------          ----------------  --------------
Manager reimbursement receivable                                                                0               0
------------------------------------------------------------------------          ----------------  --------------
Other assets                                                                                    0               0
------------------------------------------------------------------------          ----------------  --------------
                                                                                           56,917         171,125
========================================================================          ================  ==============


LIABILITIES:

Payable for investments purchased and forward foreign currency contracts          $             0   $       4,066
------------------------------------------------------------------------          ----------------  --------------
Due to Custodian                                                                                0               0
------------------------------------------------------------------------          ----------------  --------------
Payable for Fund shares redeemed                                                               42             683
------------------------------------------------------------------------          ----------------  --------------
Dividends payable                                                                               0               0
------------------------------------------------------------------------          ----------------  --------------
Accrued investment advisory fee                                                                22              68
------------------------------------------------------------------------          ----------------  --------------
Accrued administration fee                                                                     17              52
------------------------------------------------------------------------          ----------------  --------------
Accrued distribution fee                                                                       17              55
------------------------------------------------------------------------          ----------------  --------------
Accrued servicing fee                                                                          12              28
------------------------------------------------------------------------          ----------------  --------------
Other liabilities                                                                               0               0
------------------------------------------------------------------------          ----------------  --------------
                                                                                              110           4,952
========================================================================          ================  ==============

NET ASSETS                                                                        $        56,807   $     166,173
========================================================================          ================  ==============


NET ASSETS CONSIST OF:

Paid in capital                                                                   $        50,323   $     187,022
------------------------------------------------------------------------          ----------------  --------------
Undistributed (overdistributed) net investment income                                           0              94
------------------------------------------------------------------------          ----------------  --------------
Accumulated undistributed net realized gain (loss)                                         (4,080)        (19,964)
------------------------------------------------------------------------          ----------------  --------------
Net unrealized appreciation (depreciation)                                                 10,564            (979)
------------------------------------------------------------------------          ----------------  --------------
                                                                                  $        56,807   $     166,173
========================================================================          ================  ==============


NET ASSETS:

Class A                                                                           $         9,226   $      19,087
------------------------------------------------------------------------          ----------------  --------------
Class B                                                                                    10,794          26,908
------------------------------------------------------------------------          ----------------  --------------
Class C                                                                                    15,651          53,756
------------------------------------------------------------------------          ----------------  --------------
Other Classes                                                                              21,136          66,422
------------------------------------------------------------------------          ----------------  --------------


SHARES ISSUED AND OUTSTANDING:

Class A                                                                                       754           1,677
------------------------------------------------------------------------          ----------------  --------------
Class B                                                                                       895           2,368
------------------------------------------------------------------------          ----------------  --------------
Class C                                                                                     1,298           4,729
------------------------------------------------------------------------          ----------------  --------------


NET ASSET VALUE AND REDEMPTION PRICE* PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class A                                                                           $         12.24   $       11.38
------------------------------------------------------------------------          ----------------  --------------
Class B                                                                                     12.06           11.36
------------------------------------------------------------------------          ----------------  --------------
Class C                                                                                     12.06           11.36
------------------------------------------------------------------------          ----------------  --------------


COST OF INVESTMENTS OWNED                                                         $        46,280   $     163,463
========================================================================          ================  ==============
COST OF FOREIGN CURRENCY HELD                                                     $             0   $           0
========================================================================          ================  ==============



                                                     SEE ACCOMPANYING NOTES   57

STATEMENTS OF OPERATIONS

For the year or period ended June 30, 2000

                                                                         CAPITAL                        GLOBAL
                                                                         APPRECIATION   EQUITY INCOME   INNOVATION
Amounts in thousands                                                     FUND           FUND            FUND           GROWTH FUND
                                                                         -------------  --------------  -------------  ------------
INVESTMENT INCOME:

Dividends, net of foreign taxes                                          $      7,801   $       5,956   $          4   $     9,034
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Interest and other income                                                       1,518             130            159         1,165
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
   Total Income                                                                 9,319           6,086            163        10,199
=======================================================================  =============  ==============  =============  ============


EXPENSES:

Investment advisory fees                                                        4,181             699            158        13,318
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Administration fees                                                             2,654             463            100        10,492
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Distribution fees - Class B                                                       436             128             26         1,263
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Distribution fees - Class C                                                       585             140             50        16,725
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Servicing fees - Class A                                                          212              35             14           584
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Servicing fees - Class B                                                          145              43              9           421
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Servicing fees - Class C                                                          195              47             17         5,575
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Distribution and/or servicing fees - Other Classes                                515              25              0            33
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Trustees' fees                                                                     65              11              0           174
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Organization costs                                                                  0               0             15             0
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Registration fees                                                                   0               0              0             0
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Interest expense                                                                   32              28              0           309
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
   Total Expenses                                                               9,020           1,619            389        48,894
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
   Reimbursement by manager                                                         0               0            (13)            0
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
   Net Expenses                                                                 9,020           1,619            376        48,894
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------

NET INVESTMENT INCOME (LOSS)                                                      299           4,467           (213)      (38,695)
=======================================================================  =============  ==============  =============  ============


NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments                                       238,387         (14,073)          (104)      200,296
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Net realized gain (loss) on foreign currency transactions                           0               0              0             0
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Net change in unrealized appreciation (depreciation) on investments           (57,892)        (17,836)        10,576       540,201
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Net change in unrealized appreciation (depreciation)
   on futures contracts and written options                                         0               0              0             0
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                                       0               0              0             0
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------

   Net Gain (Loss)                                                            180,495         (31,909)        10,472       740,497
-----------------------------------------------------------------------  -------------  --------------  -------------  ------------

NET INCREASE (DECREASE) IN ASSETS RESULTING FROM OPERATIONS              $    180,794   $     (27,442)  $     10,259   $   701,802
=======================================================================  =============  ==============  =============  ============


58   SEE ACCOMPANYING NOTES

                                                                               INNOVATION   INTERNATIONAL   MID-CAP
Amounts in thousands                                                           FUND         FUND            FUND
                                                                               -----------  --------------  ---------
INVESTMENT INCOME:

Dividends, net of foreign taxes                                                $      859   $       1,744   $  8,527
----------------------------------------------------------------------------   -----------  --------------  ---------
Interest and other income                                                          11,772             603      2,298
----------------------------------------------------------------------------   -----------  --------------  ---------
   Total Income                                                                    12,631           2,347     10,825
============================================================================   ===========  ==============  =========


EXPENSES:

Investment advisory fees                                                           21,684             812      4,609
----------------------------------------------------------------------------   -----------  --------------  ---------
Administration fees                                                                12,860             927      3,041
----------------------------------------------------------------------------   -----------  --------------  ---------
Distribution fees - Class B                                                         7,546              72        613
----------------------------------------------------------------------------   -----------  --------------  ---------
Distribution fees - Class C                                                        10,780             758        750
----------------------------------------------------------------------------   -----------  --------------  ---------
Servicing fees - Class A                                                            2,087              38        345
----------------------------------------------------------------------------   -----------  --------------  ---------
Servicing fees - Class B                                                            2,515              24        204
----------------------------------------------------------------------------   -----------  --------------  ---------
Servicing fees - Class C                                                            3,593             253        250
----------------------------------------------------------------------------   -----------  --------------  ---------
Distribution and/or servicing fees - Other Classes                                    116              42        293
----------------------------------------------------------------------------   -----------  --------------  ---------
Trustees' fees                                                                        180              10         67
----------------------------------------------------------------------------   -----------  --------------  ---------
Organization costs                                                                      0               0          0
----------------------------------------------------------------------------   -----------  --------------  ---------
Registration fees                                                                       0               0          0
----------------------------------------------------------------------------   -----------  --------------  ---------
Interest expense                                                                       82             114         18
----------------------------------------------------------------------------   -----------  --------------  ---------
   Total Expenses                                                                  61,443           3,050     10,190
----------------------------------------------------------------------------   -----------  --------------  ---------
   Reimbursement by manager                                                             0               0          0
----------------------------------------------------------------------------   -----------  --------------  ---------
   Net Expenses                                                                    61,443           3,050     10,190
----------------------------------------------------------------------------   -----------  --------------  ---------

NET INVESTMENT INCOME (LOSS)                                                      (48,812)           (703)       635
============================================================================   ===========  ==============  =========


NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments                                           503,921          18,635    263,486
----------------------------------------------------------------------------   -----------  --------------  ---------
Net realized gain (loss) on foreign currency transactions                               0            (476)         0
----------------------------------------------------------------------------   -----------  --------------  ---------
Net change in unrealized appreciation (depreciation) on investments             1,278,026           3,260     39,729
----------------------------------------------------------------------------   -----------  --------------  ---------
Net change in unrealized appreciation (depreciation)
   on futures contracts and written options                                             0             (60)         0
----------------------------------------------------------------------------   -----------  --------------  ---------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                                           0             149          0
----------------------------------------------------------------------------   -----------  --------------  ---------

   Net Gain (Loss)                                                              1,781,947          21,508    303,215
----------------------------------------------------------------------------   -----------  --------------  ---------

NET INCREASE (DECREASE) IN ASSETS RESULTING FROM OPERATIONS                    $1,733,135   $      20,805   $303,850
============================================================================   ===========  ==============  =========


                                                                              OPPORTUNITY   RENAISSANCE   SELECT        SMALL-CAP
Amounts in thousands                                                          FUND          FUND          GROWTH FUND   VALUE FUND
                                                                              ------------  ------------  ------------  -----------
INVESTMENT INCOME:

Dividends, net of foreign taxes                                               $     1,018   $     7,624   $        13   $   11,104
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Interest and other income                                                           1,646           983            26          408
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
   Total Income                                                                     2,664         8,607            39       11,512
============================================================================  ============  ============  ============  ===========


EXPENSES:

Investment advisory fees                                                            3,486         3,279            20        1,978
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Administration fees                                                                 2,117         2,185            11        1,233
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Distribution fees - Class B                                                           105           793             2          546
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Distribution fees - Class C                                                         2,767         2,729             3          651
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Servicing fees - Class A                                                              336           189             3          282
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Servicing fees - Class B                                                               35           264             1          182
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Servicing fees - Class C                                                              922           910             1          217
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Distribution and/or servicing fees - Other Classes                                     19             3             0           42
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Trustees' fees                                                                         34            38             0           23
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Organization costs                                                                      0             0             0            0
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Registration fees                                                                       0             0             0            0
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Interest expense                                                                       32            30             1            9
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
   Total Expenses                                                                   9,853        10,420            42        5,163
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
   Reimbursement by manager                                                             0             0             0            0
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
   Net Expenses                                                                     9,853        10,420            42        5,163
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------

NET INVESTMENT INCOME (LOSS)                                                       (7,189)       (1,813)           (3)       6,349
============================================================================  ============  ============  ============  ===========


NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments                                           153,791        30,824            11        1,428
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Net realized gain (loss) on foreign currency transactions                               0             8             0            0
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Net change in unrealized appreciation (depreciation) on investments                55,969       (29,437)          989      (50,343)
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Net change in unrealized appreciation (depreciation)
   on futures contracts and written options                                             0             0             0            0
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                                           0             2             0            0
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------

   Net Gain (Loss)                                                                209,760         1,397         1,000      (48,915)
----------------------------------------------------------------------------  ------------  ------------  ------------  -----------

NET INCREASE (DECREASE) IN ASSETS RESULTING FROM OPERATIONS                   $   202,571   $      (416)  $       997   $  (42,566)
============================================================================  ============  ============  ============  ===========


                                                                                              TAX-EFFICIENT
Amounts in thousands                                                            TARGET FUND   EQUITY FUND     VALUE FUND
                                                                                ------------  --------------  -----------
INVESTMENT INCOME:

Dividends, net of foreign taxes                                                 $     1,148   $         551   $    5,492
-----------------------------------------------------------------------------   ------------  --------------  -----------
Interest and other income                                                             3,681              22          373
-----------------------------------------------------------------------------   ------------  --------------  -----------
   Total Income                                                                       4,829             573        5,865
=============================================================================   ============  ==============  ===========


EXPENSES:

Investment advisory fees                                                              9,096             227          909
-----------------------------------------------------------------------------   ------------  --------------  -----------
Administration fees                                                                   6,594             174          678
-----------------------------------------------------------------------------   ------------  --------------  -----------
Distribution fees - Class B                                                           1,000              72          233
-----------------------------------------------------------------------------   ------------  --------------  -----------
Distribution fees - Class C                                                           9,579             107          487
-----------------------------------------------------------------------------   ------------  --------------  -----------
Servicing fees - Class A                                                                575              20           48
-----------------------------------------------------------------------------   ------------  --------------  -----------
Servicing fees - Class B                                                                333              24           78
-----------------------------------------------------------------------------   ------------  --------------  -----------
Servicing fees - Class C                                                              3,193              36          162
-----------------------------------------------------------------------------   ------------  --------------  -----------
Distribution and/or servicing fees - Other Classes                                       17              44           56
-----------------------------------------------------------------------------   ------------  --------------  -----------
Trustees' fees                                                                           99               3           14
-----------------------------------------------------------------------------   ------------  --------------  -----------
Organization costs                                                                        0               0            0
-----------------------------------------------------------------------------   ------------  --------------  -----------
Registration fees                                                                         0               0            0
-----------------------------------------------------------------------------   ------------  --------------  -----------
Interest expense                                                                         78               3            9
-----------------------------------------------------------------------------   ------------  --------------  -----------
   Total Expenses                                                                    30,564             710        2,674
-----------------------------------------------------------------------------   ------------  --------------  -----------
   Reimbursement by manager                                                               0               0            0
-----------------------------------------------------------------------------   ------------  --------------  -----------
   Net Expenses                                                                      30,564             710        2,674
-----------------------------------------------------------------------------   ------------  --------------  -----------

NET INVESTMENT INCOME (LOSS)                                                        (25,735)           (137)       3,191
=============================================================================   ============  ==============  ===========


NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments                                             303,095          (3,852)      (4,356)
-----------------------------------------------------------------------------   ------------  --------------  -----------
Net realized gain (loss) on foreign currency transactions                                 0               0            0
-----------------------------------------------------------------------------   ------------  --------------  -----------
Net change in unrealized appreciation (depreciation) on investments                 731,179           7,274      (19,409)
-----------------------------------------------------------------------------   ------------  --------------  -----------
Net change in unrealized appreciation (depreciation)
   on futures contracts and written options                                               0               0            0
-----------------------------------------------------------------------------   ------------  --------------  -----------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                                             0               0            0
-----------------------------------------------------------------------------   ------------  --------------  -----------

   Net Gain (Loss)                                                                1,034,274           3,422      (23,765)
-----------------------------------------------------------------------------   ------------  --------------  -----------

NET INCREASE (DECREASE) IN ASSETS RESULTING FROM OPERATIONS                     $ 1,008,539   $       3,285   $  (20,574)
=============================================================================   ============  ==============  ===========


                                                     SEE ACCOMPANYING NOTES   59

STATEMENTS OF CHANGES IN NET ASSETS


Amounts in thousands                                                CAPITAL APPRECIATION FUND       EQUITY INCOME FUND
                                                                    ------------------------------  ------------------------------

                                                                       Year Ended      Year Ended      Year Ended      Year Ended
                                                                    June 30, 2000   June 30, 1999   June 30, 2000   June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)                                        $         299   $       4,855   $       4,467   $       5,424
------------------------------------------------------------------  ------------------------------  ------------------------------
Net realized gain (loss)                                                  238,387         127,483         (14,073)         28,130
------------------------------------------------------------------  ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                      (57,892)        (27,333)        (17,836)         (8,864)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                         180,794         105,005         (27,442)         24,690
==================================================================  ==============================  ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                    (48)           (397)           (439)           (395)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0            (403)           (354)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0            (427)           (440)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                           (1,779)         (5,209)         (3,301)         (4,130)
------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net investment income
   Class A                                                                    (26)              0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                             (978)              0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
From net realized capital gains
   Class A                                                                (13,464)         (6,025)           (523)         (1,680)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                (10,054)         (3,186)           (664)         (1,999)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                (13,520)         (5,032)           (686)         (2,668)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                         (131,466)        (56,464)         (3,899)        (16,320)
------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net realized capital gains
   Class A                                                                      0               0          (2,334)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0          (2,964)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0          (3,063)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                                0               0         (17,401)              0
------------------------------------------------------------------  ------------------------------  ------------------------------

Total Distributions                                                      (171,335)        (76,313)        (36,104)        (27,986)
==================================================================  ==============================  ==============================


FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                                 58,177          43,847           4,899           8,352
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                 15,491          21,095           5,343           9,636
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                 20,199          33,638           6,749          20,733
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                          376,293         592,800          15,122          35,370
------------------------------------------------------------------  ------------------------------  ------------------------------
Issued in reorganization
   Class A                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                                0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
Issued as reinvestment of distributions
   Class A                                                                 13,231           5,855           3,151           1,967
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                  9,321           3,012           3,638           2,148
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                 12,996           4,830           3,979           2,982
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                          119,912          49,228          24,496          20,074
------------------------------------------------------------------  ------------------------------  ------------------------------
Cost of shares redeemed
   Class A                                                                (73,946)        (34,758)         (8,151)         (5,776)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                (15,271)        (11,806)        (10,403)         (5,140)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                (32,887)        (31,014)        (14,958)        (20,521)
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                         (822,791)       (725,336)       (102,415)        (66,231)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions           (319,275)        (48,609)        (68,550)          3,594
------------------------------------------------------------------  ------------------------------  ------------------------------

Total Increase (Decrease) in Net Assets                                  (309,816)        (19,917)       (132,096)            298
==================================================================  ==============================  ==============================


NET ASSETS:

Beginning of period                                                     1,103,626       1,123,543         202,005         201,707
------------------------------------------------------------------  ------------------------------  ------------------------------
End of period *                                                     $     793,810   $   1,103,626   $      69,909   $     202,005
------------------------------------------------------------------  ------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                         $     125,087   $       1,527   $          41   $       4,946
------------------------------------------------------------------  ------------------------------  ------------------------------


                                                                           GROWTH
                                                                           INNOVATION
Amounts in thousands                                                       FUND
                                                                           ------------------

                                                                                 Period from
                                                                           December 31, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:                                     to June 30, 2000


OPERATIONS:
Net investment income (loss)                                               $            (213)
-------------------------------------------------------------------------  -------------------
Net realized gain (loss)                                                                (104)
-------------------------------------------------------------------------  -------------------
Net change in unrealized appreciation (depreciation)                                  10,576
-------------------------------------------------------------------------  -------------------
Net increase (decrease) resulting from operations                                     10,259
=========================================================================  ===================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class B                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class C                                                                                 0
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                           0
-------------------------------------------------------------------------  -------------------
In excess of net investment income
   Class A                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class B                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class C                                                                                 0
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                           0
-------------------------------------------------------------------------  -------------------
From net realized capital gains
   Class A                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class B                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class C                                                                                 0
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                           0
-------------------------------------------------------------------------  -------------------
In excess of net realized capital gains
   Class A                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class B                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class C                                                                                 0
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                           0
-------------------------------------------------------------------------  -------------------

Total Distributions                                                                        0
=========================================================================  ===================


FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                                            33,319
-------------------------------------------------------------------------  -------------------
   Class B                                                                            23,487
-------------------------------------------------------------------------  -------------------
   Class C                                                                            43,294
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                         538
-------------------------------------------------------------------------  -------------------
Issued in reorganization
   Class A                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class B                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class C                                                                                 0
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                           0
-------------------------------------------------------------------------  -------------------
Issued as reinvestment of distributions
   Class A                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class B                                                                                 0
-------------------------------------------------------------------------  -------------------
   Class C                                                                                 0
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                           0
-------------------------------------------------------------------------  -------------------
Cost of shares redeemed
   Class A                                                                            (5,627)
-------------------------------------------------------------------------  -------------------
   Class B                                                                              (134)
-------------------------------------------------------------------------  -------------------
   Class C                                                                              (372)
-------------------------------------------------------------------------  -------------------
   Other Classes                                                                         (16)
-------------------------------------------------------------------------  -------------------
Net increase (decrease) resulting from Fund share transactions                        94,489
-------------------------------------------------------------------------  -------------------

Total Increase (Decrease) in Net Assets                                              104,748
=========================================================================  ===================


NET ASSETS:

Beginning of period                                                                        0
-------------------------------------------------------------------------  -------------------
End of period *                                                            $         104,748
-------------------------------------------------------------------------  -------------------

*Including net undistributed (overdistributed) investment
 income of:                                                                $             522
-------------------------------------------------------------------------  -------------------


60   SEE ACCOMPANYING NOTES

Amounts in thousands                                                 GROWTH FUND                     INNOVATION FUND
                                                                     ------------------------------  ------------------------------

                                                                        Year Ended      Year Ended      Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                              June 30, 2000   June 30, 1999   June 30, 2000   June 30, 1999

OPERATIONS:
Net investment income (loss)                                         $     (38,695)  $     (24,048)  $     (48,812)  $     (10,056)
------------------------------------------------------------------   ------------------------------  ------------------------------
Net realized gain (loss)                                                   200,296         413,535         503,921          82,075
------------------------------------------------------------------   ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                       540,201         (30,494)      1,278,026         250,804
------------------------------------------------------------------   ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                          701,802         358,993       1,733,135         322,823
==================================================================   ==============================  ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
In excess of net investment income
   Class A                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
From net realized capital gains
   Class A                                                                 (30,753)        (21,401)        (69,915)         (4,919)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                 (24,820)        (11,617)        (89,355)         (5,496)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                (344,135)       (230,472)       (128,949)        (12,996)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                            (2,784)              0          (4,360)           (143)
------------------------------------------------------------------   ------------------------------  ------------------------------
In excess of net realized capital gains
   Class A                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------

Total Distributions                                                       (402,492)       (263,490)       (292,579)        (23,554)
==================================================================   ==============================  ==============================


FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                               1,093,441         592,678       2,311,596         670,706
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                  87,164          68,949         996,786         222,514
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                 368,824         536,307       1,434,945         386,283
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                            28,507           7,429         101,426          31,776
------------------------------------------------------------------   ------------------------------  ------------------------------
Issued in reorganization
   Class A                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
Issued as reinvestment of distributions
   Class A                                                                  28,673          20,136          64,329           4,539
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                  22,706          10,649          83,032           5,125
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                 319,936         215,697         122,191          12,329
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                             2,784               0           4,194             142
------------------------------------------------------------------   ------------------------------  ------------------------------
Cost of shares redeemed
   Class A                                                              (1,127,925)       (577,520)     (1,630,787)       (517,708)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                 (47,670)        (31,680)       (191,561)        (31,174)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                (582,990)       (618,382)       (494,923)       (188,880)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                            (7,712)           (556)        (27,531)        (16,345)
------------------------------------------------------------------   ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions             185,738         223,707       2,773,697         579,307
------------------------------------------------------------------   ------------------------------  ------------------------------

Total Increase (Decrease) in Net Assets                                    485,048         319,210       4,214,253         878,576
==================================================================   ==============================  ==============================


NET ASSETS:

Beginning of period                                                      2,433,050       2,113,840       1,264,903         386,327
------------------------------------------------------------------   ------------------------------  ------------------------------
End of period *                                                      $   2,918,098   $   2,433,050   $   5,479,156   $   1,264,903
------------------------------------------------------------------   ------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                          $           0   $           1   $     170,220   $           0
==================================================================   ==============================  ==============================


Amounts in thousands                                                 INTERNATIONAL FUND              MID-CAP FUND
                                                                     ------------------------------  ------------------------------

                                                                        Year Ended      Year Ended      Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                              June 30, 2000   June 30, 1999   June 30, 2000   June 30, 1999


OPERATIONS:
Net investment income (loss)                                         $        (703)  $        (761)  $         635   $       1,713
------------------------------------------------------------------   ------------------------------  ------------------------------
Net realized gain (loss)                                                    18,159          16,040         263,486             867
------------------------------------------------------------------   ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                         3,349         (16,663)         39,729           7,029
------------------------------------------------------------------   ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                           20,805          (1,384)        303,850           9,609
==================================================================   ==============================  ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                       0               0            (133)            (33)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0          (1,814)           (390)
------------------------------------------------------------------   ------------------------------  ------------------------------
In excess of net investment income
   Class A                                                                       0               0             (80)              0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0          (1,095)              0
------------------------------------------------------------------   ------------------------------  ------------------------------
From net realized capital gains
   Class A                                                                  (1,384)           (772)            (92)         (4,870)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                  (1,275)           (789)            (56)         (4,178)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                 (13,814)        (10,255)            (68)         (6,249)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                            (2,936)           (196)           (501)        (25,986)
------------------------------------------------------------------   ------------------------------  ------------------------------
In excess of net realized capital gains
   Class A                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------

Total Distributions                                                        (19,409)        (12,012)         (3,839)        (41,706)
==================================================================   ==============================  ==============================


FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                                 585,738         387,777         159,997         138,060
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                  33,023          36,095          11,044          27,453
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                 245,687         312,239          17,711          33,931
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                            12,827          21,694         658,921         745,822
------------------------------------------------------------------   ------------------------------  ------------------------------
Issued in reorganization
   Class A                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                       0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                 0               0               0               0
------------------------------------------------------------------   ------------------------------  ------------------------------
Issued as reinvestment of distributions
   Class A                                                                   1,120             724             299           4,388
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                   1,085             714              51           3,823
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                  12,913           9,591              64           5,858
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                             2,938             196           3,081          24,449
------------------------------------------------------------------   ------------------------------  ------------------------------
Cost of shares redeemed
   Class A                                                                (598,345)       (384,482)       (166,620)        (73,016)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                 (33,145)        (35,264)        (29,696)        (25,970)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                (265,384)       (337,461)        (52,980)        (58,559)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                            (9,570)         (3,792)       (833,832)       (579,895)
------------------------------------------------------------------   ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions             (11,113)          8,031        (231,960)        246,344
------------------------------------------------------------------   ------------------------------  ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (9,717)         (5,365)         68,051         214,247
==================================================================   ==============================  ==============================


NET ASSETS:

Beginning of period                                                        149,087         154,452       1,008,125         793,878
------------------------------------------------------------------   ------------------------------  ------------------------------
End of period *                                                      $     139,370   $     149,087   $   1,076,176   $   1,008,125
------------------------------------------------------------------   ------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                          $       2,305   $      (1,499)  $     174,578   $       1,312
------------------------------------------------------------------   ------------------------------  ------------------------------


Amounts in thousands                                                 OPPORTUNITY FUND
                                                                     ------------------------------

                                                                        Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                              June 30, 2000   June 30, 1999


OPERATIONS:
Net investment income (loss)                                         $   (7,189)     $      (6,871)
------------------------------------------------------------------   ------------------------------
Net realized gain (loss)                                                 153,791            92,947
------------------------------------------------------------------   ------------------------------
Net change in unrealized appreciation (depreciation)                      55,969           (86,017)
------------------------------------------------------------------   ------------------------------
Net increase (decrease) resulting from operations                        202,571                59
==================================================================   ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class B                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class C                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                               0                 0
------------------------------------------------------------------   ------------------------------
In excess of net investment income
   Class A                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class B                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class C                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                               0                 0
------------------------------------------------------------------   ------------------------------
From net realized capital gains
   Class A                                                               (27,707)          (21,702)
------------------------------------------------------------------   ------------------------------
   Class B                                                                (2,803)                0
------------------------------------------------------------------   ------------------------------
   Class C                                                               (91,653)          (66,672)
------------------------------------------------------------------   ------------------------------
   Other Classes                                                          (3,505)                0
------------------------------------------------------------------   ------------------------------
In excess of net realized capital gains
   Class A                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class B                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class C                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                               0                 0
------------------------------------------------------------------   ------------------------------

Total Distributions                                                     (125,668)          (88,374)
==================================================================   ==============================


FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                               598,089         1,327,819
------------------------------------------------------------------   ------------------------------
   Class B                                                                26,138               599
------------------------------------------------------------------   ------------------------------
   Class C                                                                75,799           394,360
------------------------------------------------------------------   ------------------------------
   Other Classes                                                          43,857             2,418
------------------------------------------------------------------   ------------------------------
Issued in reorganization
   Class A                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class B                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Class C                                                                     0                 0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                               0                 0
------------------------------------------------------------------   ------------------------------
Issued as reinvestment of distributions
   Class A                                                                25,804            19,986
------------------------------------------------------------------   ------------------------------
   Class B                                                                 2,792                 0
------------------------------------------------------------------   ------------------------------
   Class C                                                                84,547            61,578
------------------------------------------------------------------   ------------------------------
   Other Classes                                                           3,504                 0
------------------------------------------------------------------   ------------------------------
Cost of shares redeemed
   Class A                                                              (630,445)       (1,413,716)
------------------------------------------------------------------   ------------------------------
   Class B                                                                (1,136)             (534)
------------------------------------------------------------------   ------------------------------
   Class C                                                              (116,520)         (571,940)
------------------------------------------------------------------   ------------------------------
   Other Classes                                                          (3,375)             (139)
------------------------------------------------------------------   ------------------------------
Net increase (decrease) resulting from Fund share transactions           109,054          (179,569)
------------------------------------------------------------------   ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  185,957          (267,884)
==================================================================   ==============================


NET ASSETS:

Beginning of period                                                      433,062           700,946
------------------------------------------------------------------   ------------------------------
End of period *                                                      $   619,019     $     433,062
------------------------------------------------------------------   ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                          $   101,853     $      12,827
==================================================================   ==============================

                                                   SEE ACCOMPANYING NOTES   61


Amounts in thousands                                                RENAISSANCE FUND                SELECT GROWTH FUND
                                                                    ------------------------------  ------------------------------

                                                                       Year Ended      Year Ended      Year Ended      Year Ended
                                                                    June 30, 2000   June 30, 1999   June 30, 2000   June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)                                        $      (1,813)  $      (4,312)  $          (3)  $        (125)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net realized gain (loss)                                                   30,832         100,928              11          47,076
------------------------------------------------------------------  ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                      (29,435)        (42,518)            989         (29,090)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                            (416)         54,098             997          17,861
==================================================================  ==============================  ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                                0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net investment income
   Class A                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                                0               0              (1)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
From net realized capital gains
   Class A                                                                (10,867)        (10,816)              0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                (16,870)        (14,778)              0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                (56,355)        (55,218)              0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                             (127)            (49)           (141)         (5,573)
------------------------------------------------------------------  ------------------------------  ------------------------------
In excess of net realized capital gains
   Class A                                                                 (3,636)              0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                 (5,645)              0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                (18,856)              0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                              (42)              0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
Tax Basis Return of Capital
   Other Classes                                                                0               0             (69)              0
------------------------------------------------------------------  ------------------------------  ------------------------------

Total Distributions                                                      (112,398)        (80,861)           (211)         (5,573)
==================================================================  ==============================  ==============================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                                 80,275         158,557           7,523               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                 20,127          45,572           2,061               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                105,254         101,621           4,052               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                           16,366           1,189           2,514          36,540
------------------------------------------------------------------  ------------------------------  ------------------------------
Issued in reorganization
   Class A                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                      0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                                0               0               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
Issued as reinvestment of distributions
   Class A                                                                 13,699           9,525               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                 20,292          13,419               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                                 69,505          51,677               0               0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                              167              38             196           5,571
------------------------------------------------------------------  ------------------------------  ------------------------------
Cost of shares redeemed
   Class A                                                               (102,130)       (161,529)            (91)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class B                                                                (54,590)        (29,608)            (19)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Class C                                                               (229,477)       (159,492)            (21)              0
------------------------------------------------------------------  ------------------------------  ------------------------------
   Other Classes                                                           (8,293)         (1,405)         (1,318)       (183,781)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions            (68,805)         29,564          14,897        (141,670)
------------------------------------------------------------------  ------------------------------  ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (181,619)          2,801          15,683        (129,382)
==================================================================  ==============================  ==============================

NET ASSETS:
Beginning of period                                                       659,825         657,024           1,199         130,581
------------------------------------------------------------------  ------------------------------  ------------------------------
End of period *                                                     $     478,206   $     659,825   $      16,882   $       1,199
------------------------------------------------------------------  ------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                         $      24,138   $      41,268   $           0   $           0
------------------------------------------------------------------  ------------------------------  ------------------------------


Amounts in thousands                                                 SMALL-CAP VALUE FUND
                                                                     ------------------------------

                                                                        Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                              June 30, 2000   June 30, 1999

OPERATIONS:
Net investment income (loss)                                         $      6,349    $       5,018
------------------------------------------------------------------   ------------------------------
Net realized gain (loss)                                                    1,428          (11,944)
------------------------------------------------------------------   ------------------------------
Net change in unrealized appreciation (depreciation)                      (50,343)         (15,379)
------------------------------------------------------------------   ------------------------------
Net increase (decrease) resulting from operations                         (42,566)         (22,305)
==================================================================   ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                 (2,407)         (1,065)
------------------------------------------------------------------  ------------------------------
   Class B                                                                   (899)           (416)
------------------------------------------------------------------  ------------------------------
   Class C                                                                 (1,080)           (329)
------------------------------------------------------------------  ------------------------------
   Other Classes                                                           (1,268)         (1,043)
------------------------------------------------------------------  ------------------------------
In excess of net investment income
   Class A                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Class B                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Class C                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Other Classes                                                                0               0
------------------------------------------------------------------  ------------------------------
From net realized capital gains
   Class A                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Class B                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Class C                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Other Classes                                                                0               0
------------------------------------------------------------------  ------------------------------
In excess of net realized capital gains
   Class A                                                                      0          (2,675)
------------------------------------------------------------------  ------------------------------
   Class B                                                                      0          (3,114)
------------------------------------------------------------------  ------------------------------
   Class C                                                                      0          (3,425)
------------------------------------------------------------------  ------------------------------
   Other Classes                                                                0          (2,175)
------------------------------------------------------------------  ------------------------------
Tax Basis Return of Capital
   Other Classes                                                                0               0
------------------------------------------------------------------  ------------------------------

Total Distributions                                                        (5,654)        (14,242)
------------------------------------------------------------------  ------------------------------

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                                121,717          89,486
------------------------------------------------------------------  ------------------------------
   Class B                                                                  8,724          36,302
------------------------------------------------------------------  ------------------------------
   Class C                                                                 28,034          57,300
------------------------------------------------------------------  ------------------------------
   Other Classes                                                           35,796          60,011
------------------------------------------------------------------  ------------------------------
Issued in reorganization
   Class A                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Class B                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Class C                                                                      0               0
------------------------------------------------------------------  ------------------------------
   Other Classes                                                                0               0
------------------------------------------------------------------  ------------------------------
Issued as reinvestment of distributions
   Class A                                                                  2,271           3,546
------------------------------------------------------------------  ------------------------------
   Class B                                                                    820           3,299
------------------------------------------------------------------  ------------------------------
   Class C                                                                  1,018           3,581
------------------------------------------------------------------  ------------------------------
   Other Classes                                                            1,121           2,992
------------------------------------------------------------------  ------------------------------
Cost of shares redeemed
   Class A                                                               (103,087)        (53,980)
------------------------------------------------------------------  ------------------------------
   Class B                                                                (39,789)        (41,495)
------------------------------------------------------------------  ------------------------------
   Class C                                                                (59,121)        (64,820)
------------------------------------------------------------------  ------------------------------
   Other Classes                                                          (61,965)        (36,584)
------------------------------------------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions            (64,461)         59,638
------------------------------------------------------------------  ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (112,681)         23,091
==================================================================  ==============================

NET ASSETS:
Beginning of period                                                       397,643         374,552
------------------------------------------------------------------  ------------------------------
End of period*                                                      $     284,962   $     397,643
------------------------------------------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                         $       3,998   $       3,303
------------------------------------------------------------------  ------------------------------

62 SEE ACCOMPANYING NOTES


Amounts in thousands                                                TARGET FUND                     TAX-EFFICIENT EQUITY FUND
                                                                    ------------------------------  ------------------------------

                                                                       Year Ended      Year Ended      Year Ended      Period from
                                                                    June 30, 2000   June 30, 1999   June 30, 2000    July 10, 1998
                                                                                                                  to June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)                                        $     (25,735)  $     (12,880)  $        (137)  $         (27)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net realized gain (loss)                                                  303,095         124,994          (3,852)           (228)
------------------------------------------------------------------  ------------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                      731,179          38,444           7,274           3,290
------------------------------------------------------------------  ------------------------------  ------------------------------
Net increase (decrease) resulting from operations                       1,008,539         150,558           3,285           3,035
==================================================================  ==============================  ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
In excess of net investment income
   Class A                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
From net realized capital gains
   Class A                                                                (16,039)          (7,963)             0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                 (8,779)          (4,561)             0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                (95,378)         (55,675)             0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                             (874)               0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
In excess of net realized capital gains
   Class A                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
Tax Basis Return of Capital
   Other Classes                                                                0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------

Total Distributions                                                      (121,070)         (68,199)             0                0
==================================================================   ==============================  ==============================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                              1,988,170        1,155,256          4,162            7,152
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                117,373           17,814          6,968            7,039
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                358,597          164,138          8,329           11,845
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                           18,905            6,773         21,651            4,070
------------------------------------------------------------------   ------------------------------  ------------------------------
Issued in reorganization
   Class A                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                      0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                                0                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
Issued as reinvestment of distributions
   Class A                                                                 13,199            7,489              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                  8,050            4,207              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                                 89,527           52,783              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                              874                0              0                0
------------------------------------------------------------------   ------------------------------  ------------------------------
Cost of shares redeemed
   Class A                                                             (2,000,798)      (1,168,422)        (2,015)          (1,370)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class B                                                                (44,428)         (24,745)        (3,114)          (1,299)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Class C                                                               (364,130)        (317,299)        (4,181)          (2,363)
------------------------------------------------------------------   ------------------------------  ------------------------------
   Other Classes                                                           (8,277)            (311)        (6,229)            (158)
------------------------------------------------------------------   ------------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions            177,062         (102,317)        25,571           24,916
------------------------------------------------------------------   ------------------------------  ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 1,064,531          (19,958)        28,856           27,951
==================================================================   ==============================  ==============================

NET ASSETS:
Beginning of period                                                     1,166,241        1,186,199         27,951                0
------------------------------------------------------------------   ------------------------------  ------------------------------
End of period *                                                      $  2,230,772   $    1,166,241   $     56,807   $       27,951
------------------------------------------------------------------   ------------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                          $    200,449   $       67,742   $          0   $           (5)
------------------------------------------------------------------   ------------------------------  ------------------------------



Amounts in thousands                                                 VALUE FUND
                                                                     ------------------------------

                                                                        Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                              June 30, 2000   June 30, 1999

OPERATIONS:
Net investment income (loss)                                         $      3,191    $       3,245
------------------------------------------------------------------   ------------------------------
Net realized gain (loss)                                                   (4,356)          29,420
------------------------------------------------------------------   ------------------------------
Net change in unrealized appreciation (depreciation)                      (19,409)          (6,992)
------------------------------------------------------------------   ------------------------------
Net increase (decrease) resulting from operations                         (20,574)          25,673
==================================================================   ==============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                                                                   (402)            (297)
------------------------------------------------------------------   ------------------------------
   Class B                                                                   (428)            (285)
------------------------------------------------------------------   ------------------------------
   Class C                                                                   (453)            (644)
------------------------------------------------------------------   ------------------------------
   Other Classes                                                           (1,997)          (1,851)
------------------------------------------------------------------   ------------------------------
In excess of net investment income
   Class A                                                                      0                0
------------------------------------------------------------------   ------------------------------
   Class B                                                                      0                0
------------------------------------------------------------------   ------------------------------
   Class C                                                                      0                0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                                0                0
------------------------------------------------------------------   ------------------------------
From net realized capital gains
   Class A                                                                   (810)          (2,116)
------------------------------------------------------------------   ------------------------------
   Class B                                                                 (1,282)          (3,839)
------------------------------------------------------------------   ------------------------------
   Class C                                                                 (2,657)          (9,026)
------------------------------------------------------------------   ------------------------------
   Other Classes                                                           (3,882)         (11,350)
------------------------------------------------------------------   ------------------------------
In excess of net realized capital gains
   Class A                                                                 (2,826)               0
------------------------------------------------------------------   ------------------------------
   Class B                                                                 (4,474)               0
------------------------------------------------------------------   ------------------------------
   Class C                                                                 (9,274)               0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                          (13,550)               0
------------------------------------------------------------------   ------------------------------
Tax Basis Return of Capital
   Other Classes                                                                0                0
------------------------------------------------------------------   ------------------------------

Total Distributions                                                       (42,035)         (29,408)
==================================================================   ==============================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                                                                 25,447           40,949
------------------------------------------------------------------   ------------------------------
   Class B                                                                  7,075            6,401
------------------------------------------------------------------   ------------------------------
   Class C                                                                 17,510           17,743
------------------------------------------------------------------   ------------------------------
   Other Classes                                                           48,653           34,047
------------------------------------------------------------------   ------------------------------
Issued in reorganization
   Class A                                                                    172                0
------------------------------------------------------------------   ------------------------------
   Class B                                                                    654                0
------------------------------------------------------------------   ------------------------------
   Class C                                                                    547                0
------------------------------------------------------------------   ------------------------------
   Other Classes                                                                0                0
------------------------------------------------------------------   ------------------------------
Issued as reinvestment of distributions
   Class A                                                                  3,697            2,146
------------------------------------------------------------------   ------------------------------
   Class B                                                                  5,252            3,688
------------------------------------------------------------------   ------------------------------
   Class C                                                                 11,896            9,133
------------------------------------------------------------------   ------------------------------
   Other Classes                                                           19,121           13,104
------------------------------------------------------------------   ------------------------------
Cost of shares redeemed
   Class A                                                                (26,888)         (42,344)
------------------------------------------------------------------   ------------------------------
   Class B                                                                (13,452)          (8,734)
------------------------------------------------------------------   ------------------------------
   Class C                                                                (37,639)         (32,134)
------------------------------------------------------------------   ------------------------------
   Other Classes                                                          (64,901)         (47,985)
------------------------------------------------------------------   ------------------------------
Net increase (decrease) resulting from Fund share transactions             (2,856)          (3,986)
------------------------------------------------------------------   ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (65,465)          (7,721)
==================================================================   ==============================

NET ASSETS:
Beginning of period                                                       231,638          239,359
------------------------------------------------------------------   ------------------------------
End of period *                                                      $    166,173   $      231,638
------------------------------------------------------------------   ------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                          $         94   $       10,727
------------------------------------------------------------------   ------------------------------


                                                     See accompanying notes 63

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

1. ORGANIZATION

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and
D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

FOREIGN CURRENCY. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

MULTICLASS OPERATIONS. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

FEDERAL INCOME TAXES. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

FOREIGN TAXES ON DIVIDENDS. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund - $68,867; Equity Income Fund - $3,238; Global Innovation Fund - $516; Growth Fund -$159,737; Innovation Fund - $70,327; International Fund - $234,085; Mid-Cap Fund - $6,012; Renaissance Fund - $277,154; Select Growth Fund - $105; Tax-Efficient Equity Fund - $2,525; and Value Fund - $4,122.

FUTURES AND OPTIONS. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

FORWARD CURRENCY TRANSACTIONS. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

DELAYED DELIVERY TRANSACTIONS. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small-Cap Value and Select Growth Funds; 0.65% for the Opportunity and Innovation Funds; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the International Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

NEW ADVISORY FEE STRUCTURE. Effective April 1, 2000, PIMCO Core Equity Fund changed its name to PIMCO Select Growth Fund and increased its advisory fee from 0.57% to 0.60%.

ADMINISTRATION FEE. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.60% for the Global Innovation Fund, 0.65% for the International Fund, and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for Global Innovation Fund; 0.50% for the International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.60% for the Global Innovation Fund, and 0.40% for all other Funds.

June 30, 2000

DISTRIBUTION AND SERVICING FEES. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                        Distribution Fee (%)     Servicing Fee (%)
----------------------------------------------------------------------------
CLASS A
ALL FUNDS                                 --                 0.25
CLASS B
ALL FUNDS                               0.75                 0.25
CLASS C
ALL FUNDS                               0.75                 0.25
CLASS D
ALL FUNDS                                 --                 0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended June 30, 2000, PFD received $24,801,447 representing commissions (sales charges) and contingent deferred sales charges.

EXPENSES. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expense; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO Advisors has agreed to waive a portion of Global Innovation Fund's administrative fees to the extent that the payment of the Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus
0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                        Inst'l Class  Admn. Class  Class A  Class B  Class C  Class D
-------------------------------------------------------------------------------------
GLOBAL INNOVATION FUND      1.40%        1.65%      1.85%    2.60%    2.60%    1.85%

PIMCO Advisors may be reimbursed for these waived amounts in future periods.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                 Non - U.S. Government/Agency
                                ------------------------------
                                  Purchases              Sales
--------------------------------------------------------------
CAPITAL APPRECIATION FUND       $ 1,055,304      $   1,609,185
EQUITY INCOME FUND                  170,958            268,838
GLOBAL INNOVATION FUND              129,259             42,067
GROWTH FUND                       1,880,500          2,085,744
INNOVATION FUND                   8,262,248          5,850,236
INTERNATIONAL FUND                   77,301            106,095
MID-CAP FUND                      1,607,227          1,882,039
OPPORTUNITY FUND                  1,219,231          1,243,563
RENAISSANCE FUND                    705,776            881,016
SELECT GROWTH FUND                   19,188              5,846
SMALL-CAP VALUE FUND                176,319            221,533
TARGET FUND                       1,578,298          1,590,309
TAX-EFFICIENT EQUITY FUND            41,160             15,783
VALUE FUND                          377,222            414,717

5. FEDERAL INCOME TAX MATTERS

As of June 30, 2000, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 6, the Value Fund acquired a capital loss carryforward from the Value 25 Fund. Use of the acquired capital loss carryforward may be limited under current tax laws. Additionally, the Capital Appreciation Fund, Equity Income Fund, International Fund, Renaissance Fund, Select Growth Fund, Tax-Efficient Equity Fund, and Value Fund realized capital losses and/or foreign currency losses during the period November 1, 1999 through June 30, 2000, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $20, $21,246,345, $537,614, $1,586,042,
$158,434, $2,191,620, $19,204,542, respectively. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                    Capital Loss Carryforwards
                            ----------------------------------------
                                 Realized     Acquired
                                   Losses       Losses    Expiration
--------------------------------------------------------------------
SMALL-CAP VALUE FUND        $   8,531,912     $     --     6/30/2007
TAX-EFFICIENT EQUITY FUND          27,778           --     6/30/2007
                                1,332,594           --     6/30/2008
VALUE FUND                             --      384,037     6/30/2005

6. LINE OF CREDIT
Effective December 14, 1999, the Funds entered into an unsecured $350,000,000 syndicated bank line of credit agreement with Citicorp USA, Inc. Under this syndicated agreement, Citicorp USA, Inc. will fund $150,000,000 and both Bank of New York and State Street Bank & Trust Company will each fund $100,000,000. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The Funds may borrow money solely for temporary purposes to fund shareholder redemptions. The Funds did not borrow from the line during the period December 14, 1999 through June 30, 2000.


7. REORGANIZATION
The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                           Value of                         Total Net
                                                  Shares     Shares  Total Net  Total Net   Assets of         Acquired
                                               Issued by  Issued by  Assets of  Assets of   Acquiring           Fund's
                                               Acquiring  Acquiring   Acquired  Acquiring   Fund After      Unrealized
Acquiring Fund  Acquired Fund            Date       Fund       Fund       Fund       Fund  Acquisition  (Depreciation)
----------------------------------------------------------------------------------------------------------------------
PIMCO           PIMCO
VALUE FUND      Value 25 Fund   March 3, 2000      137     $1,373      $1,373     $163,988   $165,361       $(419)

8. IN-KIND TRANSACTIONS

For the period ended June 30, 2000, the following fund incurred realized gains from in-kind redemptions of approximately (amount in thousands):

                                                  June 30, 2000
---------------------------------------------------------------
Mid-Cap Fund                                             $2,322

9. ACQUISITION BY ALLIANZ AG
On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

June 30, 2000

10. SHARES OF BENEFICIAL

Interest The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                                                     GLOBAL
                                                                                                                    INNOVATION
                                          CAPITAL APPRECIATION FUND                EQUITY INCOME FUND                  FUND
                                   ---------------------------------------  ------------------------------------  ---------------
                                                                                                                     Period From
                                       Year Ended           Year Ended          Year Ended       Year Ended           12/31/1999
                                       06/30/2000           06/30/1999          06/30/2000       06/30/1999        to 06/30/2000
                                    Shares     Amount   Shares     Amount   Shares     Amount  Shares    Amount   Shares  Amount
--------------------------------   ---------------------------------------  ------------------------------------  ---------------
RECEIPTS FOR SHARES SOLD
   Class A                           2,242  $  58,177    1,753  $  43,847      412  $   4,899     558  $  8,352    2,033 $33,319
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class B                             611     15,491      863     21,095      432      5,343     658     9,636    1,350  23,487
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class C                             792     20,199    1,380     33,638      594      6,749   1,408    20,733    2,499  43,294
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Other Classes                    14,608    376,293   23,619    592,800    1,356     15,122   2,442    35,370       29     538
--------------------------------   ---------------------------------------  ------------------------------------   --------------
SHARES ISSUED IN REORGANIZATION
   Class A                               0          0        0          0        0          0       0         0        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class B                               0          0        0          0        0          0       0         0        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class C                               0          0        0          0        0          0       0         0        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Other Classes                         0          0        0          0        0          0       0         0        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
ISSUED AS REINVESTMENT OF
  DISTRIBUTIONS
   Class A                             564     13,231      249      5,855      295      3,151     140     1,967        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class B                             406      9,321      131      3,012      344      3,638     153     2,148        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class C                             565     12,996      209      4,830      375      3,979     212     2,982        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Other Classes                     5,072    119,912    2,085     49,228    2,284     24,496   1,420    20,074        0       0
--------------------------------   ---------------------------------------  ------------------------------------   --------------
COST OF SHARES REDEEMED
   Class A                          (2,818)   (73,946)  (1,376)   (34,758)    (728)    (8,151)   (392)   (5,776)    (343) (5,627)
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class B                            (601)   (15,271)    (486)   (11,806)    (939)   (10,403)   (358)   (5,140)      (8)   (134)
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Class C                          (1,292)   (32,887)  (1,280)   (31,014)  (1,310)   (14,958) (1,389)  (20,521)     (22)   (372)
--------------------------------   ---------------------------------------  ------------------------------------   --------------
   Other Classes                   (31,913)  (822,791) (28,942)  (725,336)  (9,398)  (102,415) (4,448)  (66,231)       0     (16)
--------------------------------   ---------------------------------------  ------------------------------------   --------------
NET INCREASE (DECREASE)
  RESULTING FROM FUND
  SHARE TRANSACTIONS               (11,764) $(319,275)  (1,795) $ (48,609)  (6,283) $ (68,550)    404  $  3,594    5,538 $94,489
================================   =======================================  ====================================   ==============


                              Opportunity Fund                     Renaissance Fund                       Select Growth Fund
                 ----------------------------------------  --------------------------------------  --------------------------------
                   Year Ended           Year Ended           Year Ended          Year Ended       Year Ended       Year Ended
                   06/30/2000           06/30/1999           06/30/2000          06/30/1999       06/30/2000       06/30/1999
                 Shares   Amount     Shares   Amount       Shares   Amount     Shares  Amount    Shares Amount   Shares   Amount
-----------------------------------------------------------------------------------------------------------------------------------
Receipts for
  shares sold
   Class A        19,248  $ 598,089   53,826  $1,327,819     5,445  $  80,275   9,334  $ 158,557   331  $ 7,523       0   $      0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class B           947     26,138       19         599     1,319     20,127   2,613     45,572    92    2,061       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class C         2,788     75,799   17,562     394,360     7,060    105,254   5,944    101,621   176    4,052       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Other Classes   1,615     43,857      106       2,418     1,060     16,366      69      1,189   111    2,514   1,899     36,540
---------------- ----------------------------------------  --------------------------------------  --------------------------------
Shares issued in
  reorganization
   Class A             0          0        0           0         0          0       0          0     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class B             0          0        0           0         0          0       0          0     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class C             0          0        0           0         0          0       0          0     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Other Classes       0          0        0           0         0          0       0          0     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
Issued as
  reinvestment of
  distributions
   Class A           940     25,804      900      19,986     1,028     13,699     625      9,525     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class B           118      2,792        0           0     1,554     20,292     887     13,419     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class C         3,561     84,547    3,079      61,578     5,351     69,505   3,434     51,677     0        0       0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Other Classes     146      3,504        0           0        13        167       3         38     9      196     278      5,571
---------------- ----------------------------------------  --------------------------------------  --------------------------------
Cost of shares
  redeemed
   Class A       (20,196)  (630,445) (56,632) (1,413,716)   (6,861)  (102,130) (9,467)  (161,529)   (4)     (91)      0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class B           (42)    (1,136)      (8)       (534)   (3,766)   (54,590) (1,743)   (29,608)   (1)     (19)      0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Class C        (4,377)  (116,520) (25,198)   (571,940)  (15,629)  (229,477) (9,456)  (159,492)   (1)     (21)      0          0
---------------- ----------------------------------------  --------------------------------------  --------------------------------
   Other Classes    (123)    (3,375)      (6)       (139)     (537)    (8,293)    (82)    (1,405)  (58)  (1,318) (8,556)  (183,781)
---------------- ----------------------------------------  --------------------------------------  --------------------------------
Net increase
  (decrease)
  resulting from
  Fund share
  transactions     4,625  $ 109,054   (6,352)  $(179,569)   (3,963) $ (68,805)  2,161  $  29,564   655  $14,897   (6,379) $(141,670)
================ ========================================  ======================================  ================================

               GROWTH FUND                                          INNOVATION FUND
-----------------------------------------------     ---------------------------------------------------
  Year Ended 06/30/2000  Year Ended 06/30/1999           Year Ended 06/30/2000    Year Ended 06/30/1999
   Shares        Amount     Shares      Amount           Shares         Amount     Shares       Amount
-----------------------------------------------     ---------------------------------------------------

   29,718   $ 1,093,441     18,586   $ 592,678           37,533    $ 2,311,596     22,267    $ 670,706
-----------------------------------------------     ---------------------------------------------------
    2,612        87,164      2,319      68,949           16,067        996,786      7,203      222,514
-----------------------------------------------     ---------------------------------------------------
   11,186       368,824     18,554     536,307           22,893      1,434,945     12,856      386,283
-----------------------------------------------     ---------------------------------------------------
      848        28,507        246       7,429            1,434        101,426        978       31,776
-----------------------------------------------     ---------------------------------------------------


        0             0          0           0                0              0          0            0
-----------------------------------------------     ---------------------------------------------------
        0             0          0           0                0              0          0            0
-----------------------------------------------     ---------------------------------------------------
        0             0          0           0                0              0          0            0
-----------------------------------------------     ---------------------------------------------------
        0             0          0           0                0              0          0            0
-----------------------------------------------     ---------------------------------------------------


      815        28,673        690      20,136            1,151         64,329        166        4,539
-----------------------------------------------     ---------------------------------------------------
      722        22,706        398      10,649            1,549         83,032        193        5,125
-----------------------------------------------     ---------------------------------------------------
   10,173       319,936      8,069     215,697            2,280        122,191        465       12,329
-----------------------------------------------     ---------------------------------------------------
       87         2,784          0           0               74          4,194          5          142
-----------------------------------------------     ---------------------------------------------------


  (30,636)   (1,127,925)   (18,127)   (577,520)         (27,586)    (1,630,787)   (17,585)    (517,708)
-----------------------------------------------     ---------------------------------------------------
   (1,467)      (47,670)    (1,081)    (31,680)          (3,033)      (191,561)    (1,084)     (31,174)
-----------------------------------------------     ---------------------------------------------------
  (17,927)     (582,990)   (21,434)   (618,382)          (8,297)      (494,923)    (6,532)    (188,880)
-----------------------------------------------     ---------------------------------------------------
     (231)       (7,712)       (19)       (556)            (440)       (27,531)      (487)     (16,345)
-----------------------------------------------     ---------------------------------------------------


    5,900   $   185,738      8,201   $ 223,707           43,625    $ 2,773,697     18,445    $ 579,307
===============================================     ===================================================

            INTERNATIONAL FUND                                           MID-CAP FUND
-------------------------------------------------     ---------------------------------------------------
  Year Ended 06/30/2000    Year Ended 06/30/1999         Year Ended 06/30/2000    Year Ended 06/30/1999
   Shares        Amount     Shares      Amount           Shares         Amount      Shares        Amount
-------------------------------------------------     ---------------------------------------------------

  46,090    $ 585,738        31,483     $ 387,777          5,855     $ 159,997       6,247      $ 138,060
-------------------------------------------------     ---------------------------------------------------
   2,840       33,023         3,192        36,095            426        11,044       1,268         27,453
-------------------------------------------------     ---------------------------------------------------
  21,199      245,687        26,758       312,239            675        17,711       1,578         33,931
-------------------------------------------------     ---------------------------------------------------
   1,075       12,827         1,989        21,694         26,358       658,921      33,953        745,822
-------------------------------------------------     ---------------------------------------------------


       0            0             0             0              0             0           0              0
-------------------------------------------------     ---------------------------------------------------
       0            0             0             0              0             0           0              0
-------------------------------------------------     ---------------------------------------------------
       0            0             0             0              0             0           0              0
-------------------------------------------------     ---------------------------------------------------
       0            0             0             0              0             0           0              0
-------------------------------------------------     ---------------------------------------------------


      91        1,120            64           724             12           299         206          4,388
-------------------------------------------------     ---------------------------------------------------
      97        1,085            68           714              2            51         181          3,823
-------------------------------------------------     ---------------------------------------------------
   1,154       12,913           913         9,591              3            64         278          5,858
-------------------------------------------------     ---------------------------------------------------
     259        2,938            19           196            124         3,081       1,138         24,449
-------------------------------------------------     ---------------------------------------------------


 (46,677)    (598,345)      (30,904)     (384,482)        (6,196)     (166,620)     (3,372)       (73,016)
-------------------------------------------------     ---------------------------------------------------
  (2,832)     (33,145)       (3,101)      (35,264)        (1,236)      (29,696)     (1,230)       (25,970)
-------------------------------------------------     ---------------------------------------------------
 (22,730)    (265,384)      (28,746)     (337,461)        (2,208)      (52,980)     (2,749)       (58,559)
-------------------------------------------------     ---------------------------------------------------
    (809)      (9,570)         (329)       (3,792)       (32,781)     (833,832)    (26,494)      (579,895)
-------------------------------------------------     ---------------------------------------------------


    (243)   $ (11,113)        1,406     $   8,031         (8,966)    $(231,960)     11,004      $ 246,344
=================================================     ===================================================

            SMALL-CAP VALUE FUND                                          TARGET FUND
-------------------------------------------------     ---------------------------------------------------
  Year Ended 06/30/2000    Year Ended 06/30/1999         Year Ended 06/30/2000    Year Ended 06/30/1999
   Shares        Amount     Shares      Amount           Shares       Amount      Shares       Amount
-------------------------------------------------     ---------------------------------------------------

    8,600     $ 121,717      5,904     $ 89,486         81,921     $ 1,988,170     74,975    $ 1,155,256
-------------------------------------------------     ---------------------------------------------------
      615         8,724      2,397       36,302          4,633         117,373      1,206         17,814
-------------------------------------------------     ---------------------------------------------------
    1,995        28,034      3,813       57,300         14,942         358,597     11,320        164,138
-------------------------------------------------     ---------------------------------------------------
    2,520        35,796      3,981       60,011            697          18,905        402          6,773
-------------------------------------------------     ---------------------------------------------------


        0             0          0            0              0               0          0              0
-------------------------------------------------     ---------------------------------------------------
        0             0          0            0              0               0          0              0
-------------------------------------------------     ---------------------------------------------------
        0             0          0            0              0               0          0              0
-------------------------------------------------     ---------------------------------------------------
        0             0          0            0              0               0          0              0
-------------------------------------------------     ---------------------------------------------------


      170         2,271        241        3,546            609          13,199        517          7,489
-------------------------------------------------     ---------------------------------------------------
       61           820        228        3,299            405           8,050        312          4,207
-------------------------------------------------     ---------------------------------------------------
       76         1,018        247        3,581          4,501          89,527      3,916         52,783
-------------------------------------------------     ---------------------------------------------------
       83         1,121        203        2,992             41             874          0              0
-------------------------------------------------     ---------------------------------------------------


   (7,422)     (103,087)    (3,663)     (53,980)       (82,333)     (2,000,798)   (75,504)    (1,168,422)
-------------------------------------------------     ---------------------------------------------------
   (2,870)      (39,789)    (2,841)     (41,495)        (1,993)        (44,428)    (1,698)       (24,745)
-------------------------------------------------     ---------------------------------------------------
   (4,245)      (59,121)    (4,402)     (64,820)       (16,220)       (364,130)   (21,938)      (317,299)
-------------------------------------------------     ---------------------------------------------------
   (4,416)      (61,965)    (2,475)     (36,584)          (315)         (8,277)       (18)          (311)
-------------------------------------------------     ---------------------------------------------------


   (4,833)    $ (64,461)     3,633     $ 59,638          6,888     $   177,062     (6,510)   $ (102,317)
=================================================     ===================================================

         TAX-EFFICIENT EQUITY FUND                                        VALUE FUND
-------------------------------------------------     ---------------------------------------------------
  Year Ended 06/30/2000    Year Ended 06/30/1999         Year Ended 06/30/2000    Year Ended 06/30/1999
   Shares      Amount       Shares      Amount           Shares         Amount     Shares       Amount
-------------------------------------------------     ---------------------------------------------------

    359       $ 4,162         699      $ 7,152            2,019        $ 25,447      2,834      $ 40,949
-------------------------------------------------     ---------------------------------------------------
    609         6,968         682        7,039              587           7,075        445         6,401
-------------------------------------------------     ---------------------------------------------------
    724         8,329       1,163       11,845            1,395          17,510      1,253        17,743
-------------------------------------------------     ---------------------------------------------------
  1,895        21,651         382        4,070            3,854          48,653      2,359        34,047
-------------------------------------------------     ---------------------------------------------------


      0             0           0            0               17             172          0             0
-------------------------------------------------     ---------------------------------------------------
      0             0           0            0               65             654          0             0
-------------------------------------------------     ---------------------------------------------------
      0             0           0            0               55             547          0             0
-------------------------------------------------     ---------------------------------------------------
      0             0           0            0                0               0          0             0
-------------------------------------------------     ---------------------------------------------------


      0             0           0            0              322           3,697        158         2,146
-------------------------------------------------     ---------------------------------------------------
      0             0           0            0              460           5,252        274         3,688
-------------------------------------------------     ---------------------------------------------------
      0             0           0            0            1,041          11,896        678         9,133
-------------------------------------------------     ---------------------------------------------------
      0             0           0            0            1,662          19,121        967        13,104
-------------------------------------------------     ---------------------------------------------------


   (172)       (2,015)       (132)      (1,370)          (2,137)        (26,888)    (2,926)      (42,344)
-------------------------------------------------     ---------------------------------------------------
   (268)       (3,114)       (128)      (1,299)          (1,123)        (13,452)      (625)       (8,734)
-------------------------------------------------     ---------------------------------------------------
   (359)       (4,181)       (230)      (2,363)          (3,041)        (37,639)    (2,298)      (32,134)
-------------------------------------------------     ---------------------------------------------------
   (541)       (6,229)        (15)        (158)          (5,733)        (64,901)    (3,262)      (47,985)
-------------------------------------------------     ---------------------------------------------------


  2,247       $25,571       2,421      $24,916             (557)       $ (2,856)      (143)     $ (3,986)
=================================================     ===================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C share classes present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Equity Income Fund, Global Innovation Fund, Growth Fund, Innovation Fund, International Fund, Mid-Cap Fund, Opportunity Fund, Renaissance Fund, Select Growth Fund, Small-Cap Value Fund, Target Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Class A, B and C share classes for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2000

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2000) regarding the status of the distributions made to the shareholders

DIVIDEND RECEIVED DEDUCTION. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2000 which qualify for the corporate dividend-received deduction are as follows:

CAPITAL APPRECIATION FUND                               58.39%
EQUITY INCOME FUND                                      63.95%
INNOVATION FUND                                          0.15%
MID-CAP FUND                                            40.50%
OPPORTUNITY FUND                                         1.66%
RENAISSANCE FUND                                        14.42%
SELECT GROWTH FUND                                      12.01%
SMALL-CAP VALUE FUND                                   100.00%
TARGET FUND                                              5.12%
VALUE FUND                                              38.57%

CAPITAL GAIN DISTRIBUTIONS. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2000, were in the amounts as follows:

                                       Per Share       Per Share
                                       Long-Term      Short-Term
                                   Capital Gains   Capital Gains
----------------------------------------------------------------
CAPITAL APPRECIATION FUND               4.99628               -
EQUITY INCOME FUND                      1.85496         0.78284
GROWTH FUND                             5.66485               -
INNOVATION FUND                         3.85703         2.53396
INTERNATIONAL FUND                      1.73874               -
MID-CAP FUND                            0.01720               -
OPPORTUNITY FUND                        5.06114         2.82008
RENAISSANCE FUND                        1.79690         1.65234
SELECT GROWTH FUND                      0.67098         3.04478
TARGET FUND                             0.79431         1.00897
VALUE FUND                              1.11374         1.45284

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2001, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.

         Visit the PIMCO Funds Innovation Center
         at www.pimcofunds.com

         When you're investing in a volatile sector like technology, incisive, accurate information could be your best ally. That's why we've created the PIMCO Funds Innovation Center at www.pimcofunds.com. Look to it for up-to-date market intelligence and commentary on the tech sector and PIMCO's tech-related funds. Highlights include:


                           / / INNOVATION NEWSLETTER An online version of our popular technology investing newsletter. Each monthly issue includes a market review and outlook from PIMCO Innovation and Global Innovation Fund portfolio manager, Dennis McKechnie.

                           / /      TIMELY MARKET COMMENTARY   PIMCO's analysis
                                    of unfolding market events.

       [GRAPHIC]           / /      MANAGER INTERVIEWS   Find out what PIMCO"s
                                    technology investment professionals have to say about market trends, global opportunities and fund-specific strategies.

                           / /      THEME ANALYSIS   The PIMCO "Innovation"
                                    investment approach focuses on eight
                                    industries or "themes" that drive the tech sector. Read our manager assessments of each.

                           / /      MEDIA HIGHLIGHTS   Media coverage of PIMCO's
                                    technology-based funds and managers.

The PIMCO Funds Innovation Center offers you a unique, balanced perspective on the tech sector and technology investing.

                           HOW TO GET THERE
                           To visit the Innovation Center, go to the PIMCO Funds home page at www.pimcofunds.com and click on "Innovation Center". Or simply point your browser to www.pimcofunds.com/innovationcenter.

                                                                     PZ004.8/00


             PIMCO FUNDS (logo)


PIMCO FUNDS
DISTRIBUTORS LLC

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO FUNDS: MULTI-MANAGER SERIES


-------------------------------------------------------------------------------------------------------
MANAGER                  PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA 92660

------------------------------------------------------------------------------------------------------
DISTRIBUTOR              PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

------------------------------------------------------------------------------------------------------
CUSTODIAN                Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

------------------------------------------------------------------------------------------------------
SHAREHOLDER              PFPC Global Fund Services, Inc., P.O. Box 9688,
SERVICING AGENT AND      Providence, RI  02940-9688
TRANSFER AGENT

------------------------------------------------------------------------------------------------------
INDEPENDENT              PricewaterhouseCoopers LLP, 1055 Broadway,
ACCOUNTANT               Kansas City, MO, 64105

------------------------------------------------------------------------------------------------------
LEGAL COUNSEL            Ropes & Gray, One International Place,
                         Boston, MA 02110
------------------------------------------------------------------------------------------------------
FOR ACCOUNT              For PIMCO Funds account information contact your financial advisor, or if
INFORMATION              you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available
                         Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site,
                         www.pimcofunds.com.

VISIT THE PIMCO FUNDS INNOVATION CENTER
AT www.pimcofunds.com

When you're investing in a volatile sector like technology, incisive, accurate information could be your best ally. That's why we've created the PIMCO Funds Innovation Center at www.pimcofunds.com. Look to it for up-to-date market intelligence and commentary on the tech sector and PIMCO's tech-related funds. Highlights include:

[GRAPHIC]
The PIMCO Funds Innovation Center offers you a unique, balanced perspective on the tech sector and technology investing.


- INNOVATION NEWSLETTER An online version of our popular technology investing newsletter. Each monthly issue includes a market review and outlook from PIMCO Innovation and Global Innovation Fund portfolio manager, Dennis McKechnie.

- TIMELY MARKET COMMENTARY  PIMCO's analysis of unfolding market events.

- MANAGER INTERVIEWS Find out what PIMCO's technology investment professionals have to say about market trends, global opportunities and fund-specific strategies.

- THEME ANALYSIS The PIMCO "Innovation" investment approach focuses on eight industries or "themes" that drive the tech sector. Read our manager assessments of each.

- MEDIA HIGHLIGHTS Media coverage of PIMCO's technology-based funds and managers.

HOW TO GET THERE
To visit the Innovation Center, go to the PIMCO Funds home page at www.pimcofunds.com and click on "Innovation Center". Or simply point your browser to www.pimcofunds.com/innovationcenter.


                                                                      PZ004.8/00


PIMCO FUNDS                                                      --------------
                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  SMITHTOWN, NY
                                                                 PERMIT NO. 700
                                                                 --------------
PIMCO FUNDS
DISTRIBUTORS LLC

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO FUNDS SHAREHOLDER UPDATE
AND ANNUAL REPORT


THIS UPDATE IS PUBLISHED TWICE A YEAR TO PROVIDE PIMCO FUNDS SHAREHOLDERS WITH GENERAL MARKET COMMENTARY AND FUND INFORMATION. IT ALSO INCLUDES THE FINANCIAL REPORT FOR THE PIMCO FUNDS MULTI-MANAGER SERIES.


JUNE 30, 2000
MULTI-MANAGER SERIES

Share Class

/D/

Capital Appreciation
Equity Income
Global Innovation
Growth
Innovation
Mid-Cap
Renaissance
Select Growth
Target
Tax-Efficient Equity
Value


ARE MARKET MOVEMENTS TAKING YOU OFF COURSE? TRY A MORE OBJECTIVE APPROACH TO INVESTING. STORY ON PAGE 2.

PAGE 2   TODAY'S INVESTOR
Taking the Emotion Out of Investing
PAGE 4   MANAGER Q & A
Growth, Value or Blend? A Roundtable Discussion
PAGE 6   FUND SPOTLIGHT
PAGE 7   TECH UPDATE
The Technology Sector Stages a Recovery
PAGE 8   SERVICE UPDATE
Introducing the New PIMCO Funds Web Site
PAGE 9   IN THE NEWS
PAGE 10  OVERVIEW: COMPREHENSIVE FUND FAMILY
PAGE 11  PIMCO FUNDS: MULTI-MANAGER SERIES
Annual Report

PIMCO
  FUNDS

TODAY'S
INVESTOR


Taking the Emotion Out of Investing

Staying completely objective about your investments is nearly impossible. After all, your money isn't just money. It represents important goals, like buying a house, living a comfortable retirement or funding your childrens' educations. So if recent stock market volatility has caused you to lose sleep or tempted you to cash out some of your holdings, you're not alone.

[Graphic]

Still, getting too emotional about your investments isn't healthy--for you or your portfolio. It can cause you undue stress, prompt you to sell during unfavorable conditions and otherwise distract you from your long-term strategy. To let reason rule, you need a plan that provides a logical framework for your financial decisions and that anticipates market turbulence. Here are three simple steps you can follow to get you on your way.

1. REMEMBER THE BIG PICTURE
If you become too focused on the here and now, you're much more prone to emotional investment decisions--buying a security based solely on recent performance or selling one prematurely, for example. To broaden your perspective, try the following.


- REVIEW YOUR GOALS AND RISK TOLERANCE. It's important to have a clear understanding of your risk tolerance and financial goals and to make sure your asset allocation is in sync with them. These factors should be top of mind whenever you make an investment decision.

- TAKE A LOOK AT HISTORY. A look back at the financial markets can help you be more realistic about potential returns. For example, the average annual return of the S&P 500, a benchmark that is representative of the overall stock market, has been about 13% over the past 30 years (assuming reinvestment of dividends). Also, while the Dow Jones Industrial Average has had five down years in the last 25, it has always recovered--even if it took a few years. This serves as a good reminder to ride out corrections and maintain a long-term view.

2. USE A SYSTEMATIC APPROACH
You may find it easier to stay on track with your goals if you organize certain aspects of the investment process. Here are a few approaches that you may want to consider.

- REVIEW YOUR LONG-TERM HOLDINGS AT SPECIFIC INTERVALS. Online services have made it convenient for investors to check up on their portfolios. But if you're a long-term investor, keeping too close an eye on your holdings may only cause you unnecessary anxiety. Over time, daily price fluctuations lose importance. That said, try reviewing your portfolio no more than once a month or quarter.

A CASE FOR LONG-TERM INVESTING
A historical look at the Dow Jones Industrial Average (DJIA) can remind you to ride out corrections and keep a long-term view. In the past 25 years, the DJIA has had five down years, but eventually recovered each time.


[GRAPH]
Dow Jones Industrial Average (historical)

         Dec-74           616
         Dec-75           852
         Dec-76          1004
         Dec-77           831
         Dec-78           805
         Dec-79           838
         Dec-80           963
         Dec-81           875
         Dec-82          1046
         Dec-83          1258
         Dec-84          1211
         Dec-85          1546
         Dec-86          1895
         Dec-87          1938
         Dec-88          2168
         Dec-89          2753
         Dec-90          2633
         Dec-91          3168
         Dec-92          3301
         Dec-93          3754
         Dec-94          3834
         Dec-95          5117
         Dec-96          6448
         Dec-97          7908
         Dec-98          9181
         Dec-99         11497

Source: Dow Jones & Company. Past performance is no guarantee of future results. This chart does not represent the past or future performance of any PIMCO Fund.

THE BENEFITS OF DOLLAR COST AVERAGING
In this example, a monthly systematic investment of $500 purchased more shares at a lower average price than a $2,000 lump sum investment during the four month period.

Date of Purchase  Jan 15   Feb 15   Mar 15  Apr 15
Share Price       $11      $8       $10     $14      TOTAL
-------------------------------------------------------------------------------
DOLLAR COST AVERAGING
Shares Acquired   45.5      62.5     50.0   35.7     193.7
 Investment       $500      $500     $500   $500     $2,000
                  Average Share Price:               $10.33
-------------------------------------------------------------------------------
LUMP SUM INVESTMENT
Shares Acquired   181.8    0        0       0        181.8
Investment        $2,000   0        0       0        $2,000
                  Average Share Price:               $11.00

This plan involves continuous investment in securities regardless of fluctuating prices. The investor should consider his/her financial ability to continue investing through periods of low price levels.

- CONSIDER DOLLAR COST AVERAGING. A plan that regularly invests a fixed amount of money in a specific investment imposes a disciplined approach to investing. This can be a particularly good strategy during volatile markets, since systematic investing carries the benefit of dollar cost averaging. Dollar cost averaging takes advantage of price fluctuations by buying more shares when an investment's price declines and fewer shares when it rises. The chart above illustrates this point.

- ESTABLISH GUIDELINES FOR SELLING AN INVESTMENT. If you contemplate selling an investment each time its price retreats, you may want to establish some clearer guidelines. One idea is to form a checklist of key questions that can help you make a more objective evaluation. For example:

- Have there been any negative fundamental changes in the investment?
- What are experts saying about the asset class or sector?
- How would selling the investment affect my asset allocation?
- Has the investment consistently underperformed its benchmark?
- Would another opportunity provide better risk/return characteristics?

Remember that the theory of asset allocation holds that different investments will outperform and underperform the market at different times. This year's laggards could be next year's leaders. So you may not want to sell an investment just because it's trailing the overall stock market.

3. MANAGE RISK (OR IT WILL MANAGE YOU)
In today's technology-driven bull market, risk management is one area that many investors have neglected. Yet it's unrealistic to think that double and triple digit equity returns will go on forever. Here are a few tactics that may help you weather future market volatility and protect your hard-earned assets.

- DON'T PUT TOO MUCH AT STAKE. If you're seeking the potential for higher returns, allocate a specific percentage of your portfolio to riskier investments, such as tech stocks, then periodically rebalance. To reduce risk, you might consider investing through a technology fund, which offers a diversified approach and may be less volatile than owning individual stocks.

- ALLOCATE PART OF YOUR PORTFOLIO TO BONDS. If a review of your asset allocation determines you've taken on too much risk, you might shift some of your holdings into bonds. Their income and relative price stability can provide a cushion against stock volatility. Investing in a diversified bond fund is one simple way to balance out your equity holdings.

- KEEP AN EMERGENCY FUND. As a rule of thumb, it's a good idea to keep a percentage of your annual income in an emergency fund. There are a number of good alternatives for investing this cash. For example, you might consider a short-term bond fund. While the value of your investment will fluctuate slightly and there's no repayment guarantee, you could be rewarded with a yield and total return that's considerably higher than other cash investments.

These are just a few suggestions that can help you keep a more objective mindset and prepare your portfolio for future market volatility. As always, you should consider how any of these approaches might fit into your comprehensive financial plan.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. There can be no guarantee that these investment strategies will work in every economic environment.

The S&P Index is an unmanaged index considered to be representative of the stock market as a whole. It is not possible to invest directly in such an index.

MANAGER
Q & A
Growth, Value or Blend? A Roundtable Discussion

KEN CORBA IS PIMCO'S LEADING GROWTH INVESTMENT EXPERT AND THE MANAGER OF PIMCO GROWTH AND SELECT GROWTH FUNDS. HE HAS MORE THAN 15 YEARS OF GROWTH INVESTMENT EXPERIENCE. JOHN SCHNEIDER MANAGES PIMCO RENAISSANCE AND VALUE FUNDS, AND HAS MORE THAN 12 YEARS OF VALUE INVESTING EXPERIENCE. DAVE BREED MANAGES PIMCO CAPITAL APPRECIATION AND MID-CAP FUNDS, AND HAS MORE THAN 30 YEARS OF EXPERIENCE, SPECIALIZING IN GROWTH-AT-A-REASONABLE-PRICE, A TYPE OF BLEND INVESTING.

Q: EACH OF YOU IS A STRONG BELIEVER IN YOUR OWN PARTICULAR INVESTMENT STYLE. CAN YOU EXPLAIN WHY AN INVESTOR SHOULD HAVE EXPOSURE TO IT?

KC: While it's true that different investment styles outperform at various times, I believe growth stock investing offers the greatest potential for capital appreciation over the long term. For the last several years, growth stocks have dominated the stock market in terms of both performance and earnings growth--and I think this trend is likely to continue.

JS: I think it's prudent to have exposure to value stocks. Although they've underperformed in recent years, history has shown that different investment styles fall in and out of favor, so it makes sense to have exposure to various investment styles. In addition, stock valuations are at historically high levels, which I do not believe are sustainable. I would not be surprised to see a rotation towards lower valuation issues in the near term.

DB: Growth-at-a-reasonable-price (GARP) investing represents what I believe to be the best of both worlds for investors. It provides access to growth potential but it also places importance on reasonable valuation. While investors are certainly enamored with growth stocks right now, I believe they are becoming more price sensitive, which usually happens during periods of rising interest rates. GARP investing is the often-overlooked alternative to growth and value investing.

Q: CAN YOU GIVE US AN EXAMPLE OF ONE OF YOUR BEST PERFORMING HOLDINGS THAT EXEMPLIFIES YOUR INVESTMENT STYLE?

KC: One of our best performing holdings is JDS Uniphase, which makes fiber optic components. Fiber optic telecommunications equipment is one of the fastest-growing industries right now, and JDS Uniphase is the leader in this area. The company has a very successful acquisition strategy, which has enabled it to gain market share and complement its existing product line. It's one of the great wealth-creating companies of our time--and just the kind of stock we like to own.

JS: Ace Limited, a property and casualty insurance (P&C) company, has nearly doubled since we added it to the portfolio. For more than a decade, property and casualty insurance companies performed poorly because the industry suffered from too much competition. However, we anticipated that the industry would lose its weakest players, which would enable it to gain pricing power and increase extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace, that we expected would benefit from the industry consolidation. Ace Ltd., which boasts a strong balance sheet and an exceptional management team, did indeed outperform.

DB: Corning Inc., a fiber optic telecommunications equipment maker, has turned in a strong performance for the Fund. We were attracted to the company last year because of its relatively low valuation in such a high-growth industry. Its stock price has risen as a result of several strategic acquisitions and plant expansions that would increase capacity, as well as general investor enthusiasm for this industry.

Q: WHAT AREAS OF TECHNOLOGY DO YOUR RESPECTIVE PORTFOLIOS HAVE EXPOSURE TO? HOW DO THESE FIT WITH YOUR RESPECTIVE INVESTMENT STYLES?

KC: Because technology is such an important part of the stock market in general--it now comprises 34% of the S&P 500 Index--and growth investing in particular, we have significant exposure to this sector. We are invested in many high-growth industries within technology, such as networking, fiber optics and wireless telecommunications. We own many of the premier, blue chip tech companies, including Cisco Systems, EMC and Nokia.

JS: We limit our exposure in the technology sector to companies we understand and can value--typically commodity technology companies, such as semiconductor manufacturers. They are cyclical companies, and we like to purchase them at the time in their business cycle when they are undervalued and offer upside potential. While we had a lot of exposure to commodity technology last year (chip maker Micron Corp. was our largest holding for much of the year), we don't have much exposure right now because we believe these stocks are near the peak of their business cycle and are relatively overvalued.

[PHOTO]                  [PHOTO]                        [PHOTO]
KEN CORBA                JOHN SCHNEIDER                 DAVID BREED

DB: We own a number of different technology companies, such as chip maker Intel and networking giant Cisco Systems. Because our goal is to offer investors an overall portfolio that is growth-oriented but reasonably valued, we are able to own these higher growth tech names and balance them out with companies, such as Tyco International and General Electric, that offer low relative valuations.

Q: TO WHAT DO YOU ATTRIBUTE THE RECENT VOLATILITY IN THE MARKET?

KC: I think when you see the kind of huge appreciation that we've experienced in the past year, it only makes sense that the market would experience a correction. I welcomed this correction, because I felt it was needed. And it proved to be just the kind of correction that usually is best for the market--deep, hard, frightening and short. A lot of the excesses were shaken out of the stock market, which was healthy, and now the stock market appears to be resuming its ascent.

JS: I attribute the volatility to the shift from institutional investors dominating the stock market to individual investors, especially day traders, comprising the majority of stock market investors. This has resulted in a dramatic shortening of investors' time horizons as well as a dramatic increase in investors' expectations. In addition, individual investors are much more likely to adopt a herd mentality, resulting in mass exoduses from particular stocks and sectors.

DB: I agree with both Ken and John. Certainly the en masse addition of day traders and do-it-yourself investors to the stock market has changed the environment and contributed to recent volatility. However, I believe a correction was virtually inevitable after such a huge rise in the stock market over a relatively short period of time.

Q: WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING MONTHS?

KC: I think the volatility is behind us, and the stock market should outperform in the second half of the year for several reasons. First of all, the Federal Reserve is almost finished tightening the money supply--if it hasn't already. And growth stocks have historically performed best in periods of economic deceleration with declining interest rates. In addition, we think the political backdrop is also positive for the stock market. Proposed tax cuts, such as the elimination of the estate tax, should stimulate the economy and the stock market. And, of course, corporate fundamentals remain very strong, which should augur well for equities.

JS: I don't think the volatility is necessarily behind us, and I think the stock market may turn in a lackluster performance in the coming months. I believe there is still a good chance that the domestic economy could plunge into a recession and take the stock market down with it. However, I'm confident that many value stocks have such low valuations that they can withstand a recession.

DB: I am optimistic about the stock market for the second half of the year. I agree with Ken that corporate fundamentals are strong and that the economic backdrop should be positive for equities. However, I believe that we still have the specter of rising inflation, as gas prices show no signs of dropping soon. I think that, in this environment, investors will become increasingly concerned about valuations and, while they will not abandon growth stocks, they will flock to those growth stocks that have reasonable prices.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. All holdings are as of 6/30/00. PIMCO Growth Fund held JDS Uniphase (4.11%), Cisco Systems (5.45%), EMC (7.92%) and Nokia (5.99%) in its portfolio. PIMCO Select Growth Fund held JDS Uniphase (5.30%), Cisco Systems (5.61%), EMC (6.80%), and Nokia (4.41%) in its portfolio. PIMCO Mid-Cap Equity Fund held EMC (2.34%) in is portfolio. PIMCO Renaissance Fund held Ace Limited (5.44%) in its portfolio, as did PIMCO Value Fund (5.14% of its portfolio). PIMCO Capital Appreciation Fund held Corning (2.03%), Intel (1.88%), Cisco Systems (1.69%), Tyco (1.54%) and General Electric (2.43%) in its portfolio.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.

FUND
SPOTLIGHT

INTRODUCING TWO NEW ADDITIONS TO OUR PIMCO FAMILY OF STOCK FUNDS
PIMCO Global Innovation & Select Growth Funds

[PHOTO]
DENNIS MCKECHNIE, CFA
Co-Manager, PIMCO Global Innovation Fund

[PHOTO]
JIYOUNG KIM, CFA
Co-Manager, PIMCO Global Innovation Fund

[PHOTO]
KEN CORBA, CFA
Portfolio Manager, PIMCO Select Growth Fund

PIMCO GLOBAL INNOVATION FUND
Building on the strength of PIMCO Innovation Fund and its impressive short- and long-term performance, PIMCO has launched the Global Innovation Fund to capitalize on the exciting opportunities that exist in technology around the world. Like its forerunner, Global Innovation is a diversified technology fund that invests in a broad range of tech companies and non-tech innovators. International exposure adds an additional level of diversification to the mix.

UNTAPPED POTENTIAL OF GLOBAL TECHNOLOGY Because many countries are only now beginning to adopt new technologies, the growth potential is enormous. For example, only 7% of China's 1.2 billion population and 2% of India's 984 million people now have telephones. This represents a vast, untapped market for cell phones, the infrastructure for which is far cheaper to build than traditional phone lines. And that's just one industry within this dynamic sector.

PROVEN TECHNOLOGY EXPERTISE The Fund is managed by Dennis McKechnie, portfolio manager of PIMCO Innovation Fund. He brings a unique blend of tech and investment expertise to the job and is a frequent guest on CNN and CNBC. Co-manager Jiyoung Kim joined PIMCO last year as a senior research analyst on the Innovation Fund. She has a BS in biochemistry from Harvard and over six years of aggressive growth stock investment experience. DENNIS MCKECHNIE, CFA Co-Manager, PIMCO Global Innovation Fund JIYOUNG KIM, CFA Co-Manager, PIMCO Global Innovation Fund

TOP TEN HOLDINGS (as of 6/30/00)
10 holdings representing 24.3% of total portfolio
-------------------------------------------------
Juniper Networks Inc. (JNPR)        3.3%
NETWORKING SYSTEMS
-------------------------------------------------
Nortel Networks Corp. (NT)          2.9%
TELECOM EQUIPMENT
-------------------------------------------------
Intel Corp. (INTC)                  2.6%
SEMICONDUCTORS & RELATED
-------------------------------------------------
EMC Corp. (EMC)                     2.3%
COMPUTER STORAGE PRDCTS
-------------------------------------------------
Cisco Systems Inc. (CSCO)           2.3%
COMPUTER NETWORK PRDCTS
-------------------------------------------------
Redback Networks Inc. (RBAK)        2.2%
NETWORKING SYSTEMS
-------------------------------------------------
i2 Technologies Inc. (ITWO)         2.2%
B-TO-b SOFTWARE
-------------------------------------------------
BEA Systems Inc. (BEAS)             2.2%
E-COMMERCE SOFTWARE
-------------------------------------------------
Dell Computer Corp. (DELL)          2.2%
COMPUTERS & PERIPHERALS
-------------------------------------------------
Veritas Software Corp. (VRTS)       2.1%
STORAGE MGMT. SOFTWARE
-------------------------------------------------

--------------------------------------------------------------------------------

PIMCO SELECT GROWTH FUND
Ken Corba guided PIMCO Growth Fund to exceptional performance in 1999, nearly doubling the return of the S&P 500. Which holdings were key to such impressive results? The answer to that question essentially makes up the list of holdings in the new PIMCO Select Growth Fund--a focused portfolio of 15 to 25 growth stocks.

TODAY'S LEADING WEALTH-CREATORS The Fund invests in market leaders--large-cap companies Mr. Corba believes will create wealth for investors, now and for years to come. These are companies with household names like Johnson & Johnson and Citigroup, as well as emerging tech power-houses like JDS Uniphase. Together, they make up a portfolio geared for long-term capital appreciation.

AN ACCOMPLISHED FUND MANAGER Ken Corba, PIMCO's leading growth expert, brings over 15 years of experience to the job. In pursuit of the world's greatest businesses, Mr. Corba follows a proven buy-and-sell process, analyzing each company on its own merits and concentrating on what he considers the best opportunities.

A CORE PORTFOLIO HOLDING Large-cap growth companies offer the kind of stability and capital appreciation potential that form the foundation of a solid investment portfolio. A concentrated list of such companies offers you the opportunity to capitalize on the potential rewards of owning a small number of high-quality companies. That, combined with a low turnover rate, makes the Fund an attractive core holding for almost any investment portfolio.

For more information, call PIMCO at 1-800-426-0107.

SELECT GROWTH HOLDINGS (as of 6/30/00)
Corning (GLW)                      8.0%
FIBER OPTIC TELECOM EQUIPMENT
---------------------------------------
Genentech Inc. (DNA)               7.6%
BIOTECHNOLOGY
---------------------------------------
American International Group (AIG) 6.9%
INSURANCE/FINANCIAL SERVICES
---------------------------------------
EMC Corp. (EMC)                    6.8%
COMPUTER STORAGE PRODUCTS
---------------------------------------
Nortel Networks Corp. (NT)         6.0%
TELECOMMUNICATIONS EQUIPMENT
---------------------------------------
Johnson & Johnson (JNJ)            6.0%
PHARMACEUTICALS
---------------------------------------
Cisco Systems Inc. (CSCO)          5.6%
NETWORKING SYSTEMS
---------------------------------------
Comverse Technology (CMVT)         5.5%
TELECOMMUNICATIONS EQUIPMENT
---------------------------------------
Sun Microsystems Inc. (SUNW)       5.4%
NETWORKING EQUIPMENT
---------------------------------------
Citigroup Inc. (C)                 5.3%
FINANCIAL SERVICES
---------------------------------------
JDS Uniphase Corp. (JDSU)          5.3%
FIBER OPTIC TELECOM EQUIPMENT
---------------------------------------
Wal-Mart Stores Inc. (WMT)         5.1%
DISCOUNT RETAILER
---------------------------------------
Morgan Stanley Dean Witter (MWD)   4.9%
FINANCIAL SERVICES
---------------------------------------
Nokia Corp. (NOK)                  4.4%
WIRELESS COMMUNICATIONS EQUIPMENT
---------------------------------------
Texas Instruments Inc. (TXN)       4.1%
SEMICONDUCTORS, ELECTRONIC EQUIPMENT
---------------------------------------
Enron Corp. (ENE)                  3.8%
ENERGY
---------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Please see pages 15 and 22 for more detailed information about the Funds' performance and more complete disclosure. All holdings are subject to change.

TECH
UPDATE


The Technology Sector Stages a Recovery

A REGULAR TECHNOLOGY SECTOR REVIEW AND OUTLOOK FROM DENNIS MCKECHNIE, MANAGER OF PIMCO INNOVATION AND GLOBAL INNOVATION FUNDS. WITH A DEGREE IN ELECTRICAL ENGINEERING AND AN MBA FROM THE COLUMBIA BUSINESS SCHOOL, MR. MCKECHNIE IS EQUALLY AT HOME IN BOTH THE INVESTMENT AND HIGH TECH WORLDS, AND IS MUCH SOUGHT-AFTER AS A TECHNOLOGY COMMENTATOR BY THE FINANCIAL MEDIA.

[GRAPHIC]

DON'T MISS A MONTH OF INNOVATION!

Have Dennis McKechnie's monthly tech newsletter delivered to your desktop. To find out how, see the box at right.

The technology sector peaked on March 10, with the NASDAQ Composite Index well above 5000, and then proceeded to tumble for the next two months. A variety of factors that were relatively short-term in nature contributed to this drop, including rising interest rates and stock selling to pay April tax bills. Then, during the pullback, many investors were forced to sell stock in order to meet margin calls, which exacerbated the sell-off. Despite pundits' concerns that the correction would be long term, we started to see a significant fundamentals-driven recovery in late May.

Technology stocks turned in a strong performance in June, solidifying and building on the recovery made in May. In the third month within a fiscal quarter, there are not a lot of public announcements made by companies, except for early confessions of missed profits. This absence of news flow always makes month three of a quarter a quietly tenuous period. However, June proved to be positive for the tech sector because it had the backdrop of an improving economic picture, as the data and commentary suggest that the odds of a well-engineered economic deceleration without contraction are increasing.

In the second quarter, we noticed that stocks with varying risk profiles behaved differently. During the market rout, large, well-known stocks with strong, stable, dependable growth, withstood the turbulence slightly better than aggressive, smaller-cap stocks with rapid growth. In late May, when the recovery began, these larger companies experienced more of a bounce back. However, we were encouraged to see that, in June, the smaller-cap tech stocks received a stronger lift. In other words, the move off the bottom broadened. In true capitalist form, as investors became comfortable that the marginally better news on the economic front compensated for the additional risk, they increased their exposure to more aggressive, smaller-cap issues.

Cell phone stocks and semiconductors were strong performers during the quarter. These stocks weathered the March-May sell-off the best, in some cases pushing to new highs. However, neither industry received much of a boost in June, as investors took profits and migrated to "fresher" situations. And economic data indicating that the long-awaited economic deceleration has become a reality has caused many investors to view these industries' strong performance in the fourth and first quarters as a peak. In addition, both industries suffer from supply and demand questions as capacity continues to be added.

We are pleased to see the broadening of the tech sector, as tech stocks of all ages and sizes are participating in the recovery. The external factors which had bogged down tech stocks from March to May appear to have dissipated somewhat, and tech could resume its outperformance, as it flaunts growth rates that are 5-10 times higher than the broad economy. These periods of recognition of fundamental strength are our favorite periods, and the greatest endorsement for hands-on tech stock management.

Our outlook for the technology sector for the second half of the year remains very positive. While we expect the summer doldrums to take hold of the market in July and early August, we expect a number of buying catalysts will push the sector higher as we move into the fourth quarter. In addition, we anticipate a favorable economic backdrop, with the economy decelerating slowly, which should bode well for tech stocks in the coming six months.


SIGN UP FOR INNOVATION ONLINE
To receive PIMCO's INNOVATION newsletter online, simply click on "Registration" at the top of our home page at www.pimcofunds.com and fill in the form. Already registered? Just click on "Preferences" to sign up. We'll send you an e-mail linking you directly to each new issue as soon as it's available.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The NASDAQ Composite Index is an unmanaged index and it is not possible to invest directly in an unmanaged index. Small company stocks generally entail greater risk than larger company stocks, including higher volatility. The views expressed in this article are the current opinions of the manager and do not represent the past or future performance of any PIMCO Fund.

SERVICE
UPDATE

Introducing the New Pimco Funds Web Site at www.pimcofunds.com

As part of our ongoing commitment to provide you with products and services that meet the highest standard, we're pleased to introduce our revamped PIMCO Funds Web site. You'll still find us at the same address--www.pimcofunds.com--but you'll notice a new, more user-friendly look and feel.

[GRAPHIC]

You'll find all the content you've come to rely on at www.pimcofunds.com... and more.

The site has been redesigned to make navigation easier, with intuitive labeling and graphics that load more quickly. You'll now find it faster to locate exactly the information you're after.

ENHANCED FUND INFORMATION

Getting the facts you need about any PIMCO Fund is faster and easier than ever. Now, everything relating to a Fund is conveniently organized in one place:

- Performance--Class specific, in-depth performance data, including daily price and performance, month-end numbers and average annual returns.

- Fund Overviews--Highlighting the unique advantages each Fund offers.

- Statistics at a Glance--Including objective, primary portfolio and assets under management.

- Ratings/Rankings--Current Morningstar ratings and Lipper rankings.

- Portfolio Analysis--Breakdown of Fund holdings, updated monthly.

- Manager  Commentary--Managers'  investment insight and market analysis.

- Investment Process--Step-by-step explanations of each manager's investment strategy.

- Media Highlights--Articles and television clips featuring PIMCO Funds, managers and related topics.

- Literature--Categorized by Fund, to download or order by mail.

TECH INVESTORS TAKE NOTE!
The all-new PIMCO Funds Innovation Center is open for business at www.pimcofunds.com/ innovationcenter. An invaluable resource designed for tech investors and those contemplating an investment in this complex, fast-moving sector. For details, turn to the back cover.

A UNIQUE BOND INVESTING RESOURCE
Look to the PIMCO Funds Bond Center for the latest information about bonds and bond investing and for analysis of the economy and the bond markets. It's all provided by PIMCO's renowned team of fixed-income experts, led by Bill Gross. Regular features include:

- Bill Gross's INVESTMENT OUTLOOK--A monthly newsletter on economic and interest rate trends and their affect on the bond markets.

-Manager Commentary--Timely investment insight from PIMCO's bond fund managers.

- Sector Strategy White Papers-- In-depth examination of fund managers' investment strategies.

[GRAPHIC]

Now you can go directly to the Fund facts you need with a few simple clicks of the mouse.

IN THE
NEWS

BLOOMBERG PROFILES PIMCO AND FINDS IT ...

A Fund Company on the Rise


Traditionally, leading mutual fund firms are recognized for strength in either the equity market or the bond market. It is relatively rare to find diversified success that includes both stocks and fixed income. However, in the April 2000 issue of BLOOMBERG PERSONAL FINANCE, PIMCO Funds was the topic of a lengthy feature article that detailed its achievements in the overall mutual fund marketplace.

In this article, entitled "PIMCO Rising," PIMCO's move into the ranks of the preeminent mutual fund firms is accredited to three main points: continual strength in fixed income, outstanding short- and long-term equity returns, and a successful business strategy that has enabled investors to choose from a family of diverse, style-specific products. "We believe PIMCO to be probably the premier mutual fund company in the world today," one financial advisor says in the article.

Bond manager Bill Gross is featured not only as a founder of PIMCO, but also for his fixed-income performance. "He has done very well through a variety of different types of bond markets without taking on a lot of risk," Sarah Bush of Morningstar said of Mr. Gross. Equity portfolio managers Dennis McKechnie and Ken Corba are also singled out for their outstanding performance and solid investment strategies. In particular, PIMCO Growth, Target and Innovation Funds were noted for their strength within their respective investment categories. If you would like to receive a reprint of "PIMCO Rising" please call us at 1-800-426-0107.

"The house that Gross built isn't just about bonds anymore. With $264 billion in assets and a slew of new equity funds, PIMCO is giving Fidelity and Janus a run for their money."
-------------------------------------------------------------------------------
MORNINGSTAR, INC., AN INDEPENDENT ORGANIZATION, PROVIDES INVESTORS WITH INFORMATION REGARDING A WIDE RANGE OF INVESTMENT PRODUCTS. ONE SERVICE
OFFERED BY MORNINGSTAR IS ASSIGNING STAR RATINGS TO THE MUTUAL FUNDS IT
TRACKS. FUNDS BEGIN TO BE RATED ONCE THEY HAVE A THREE-YEAR RECORD. THE
HIGHEST MORNINGSTAR RATING IS FIVE STARS, AND THE LOWEST RATING IS ONE STAR. FOLLOWING ARE THE PIMCO FUND FAMILY'S FIVE- AND FOUR-STAR RATED FUNDS AS OF
JUNE 30, 2000.

PIMCO STOCK FUNDS            OVERALL         3 YEAR      5 YEAR     10 YEAR
INNOVATION                   *****           5           5          -
TARGET                       *****           5           5          -
GROWTH                       ****            4           4          4
CAPITAL APPRECIATION         ****            4           4          -
SELECT GROWTH                ****            4           4          -
STOCKSPLUS                   ****            4           4          -
MID-CAP                      ****            3           4          -

PIMCO BOND FUNDS             OVERALL         3 YEAR      5 YEAR     10 YEAR
LOW DURATION                 *****           5           5          5
SHORT-TERM                   *****           5           5          5
TOTAL RETURN                 *****           5           4          5
FOREIGN BOND                 *****           5           5          -
REAL RETURN                  *****           5           -          -
HIGH YIELD                   ****            3           5          -

THE CHART ABOVE IS BASED ON JUNE 30, 2000 MORNINGSTAR RATINGS. OVERALL RATING IS A WEIGHTED AVERAGE OF A FUND'S 3-, 5- AND 10-YEAR RATINGS (WHEN APPLICABLE). DURING THE 3-, 5- AND 10-YEAR PERIODS THERE WERE 3,642, 2,328 AND 783 DOMESTIC EQUITY FUNDS AND 1,684, 1,287 AND 381 TAXABLE BOND FUNDS RATED, RESPECTIVELY.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. WITH THE EXCEPTION OF INNOVATION, TARGET, GROWTH AND REAL RETURN (BASED ON CLASS C SHARES) RATINGS ARE BASED ON INSTITUTIONAL CLASS SHARES. CLASS A, B AND C SHARES, WHICH WERE INITIALLY OFFERED ON 1/17/97, HAVE NOT YET BEEN RATED BY MORNINGSTAR. HAD CLASS A, B AND C SHARES BEEN IN EXISTENCE FOR THE SAME TIME PERIOD AS THE INSTITUTIONAL CLASS SHARES, THEY MAY HAVE RECEIVED DIFFERENT RATINGS DUE TO CLASS A, B AND C SHARES' HIGHER EXPENSE AND SALES CHARGES. Ratings for other share classes may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

THE PIMCO FUNDS FAMILY


                      FUND NAME                OBJECTIVE                         PRIMARY PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------------------------------------------------
GROWTH                GROWTH                   Long-term growth of capital       Stocks of larger-capitalized companies
STOCK FUNDS           -------------------------------------------------------------------------------------------------
                      SELECT GROWTH            Long-term growth of capital       Stocks of larger-capitalized companies
                      -------------------------------------------------------------------------------------------------
                      TARGET                   Capital appreciation              Stocks of medium-capitalized companies
-----------------------------------------------------------------------------------------------------------------------
BLEND                 GROWTH & INCOME          Long-term growth of capital,      Stocks of larger-capitalized companies
STOCK FUNDS           FUND                     with current income as a
                                               secondary objective
                      -------------------------------------------------------------------------------------------------
                      CAPITAL APPRECIATION     Growth of capital                 Stocks of larger-capitalized companies
                                                                                 the manager believes are reasonably
                                                                                 valued
                      -------------------------------------------------------------------------------------------------
                      MID-CAP                  Growth of capital                 Stocks of medium-capitalized companies
                                                                                 the managerbelieves are reasonably
                                                                                 valued
-----------------------------------------------------------------------------------------------------------------------
VALUE                 EQUITY INCOME            Current income and long-term      Stocks of companies with below-average
STOCK FUNDS                                    growth                            P/Es and above-average dividends
                      -------------------------------------------------------------------------------------------------
                      RENAISSANCE              Long-term growth of capital       Stocks with below-average valuations
                                               and income
                      -------------------------------------------------------------------------------------------------
                      VALUE                    Long-term growth of capital       Stocks of larger-capitalized
                                               and income                        companies with below-average P/Es
-----------------------------------------------------------------------------------------------------------------------
ENHANCED INDEX        TAX-EFFICIENT EQUITY     Maximum after-tax growth of       Stocks of larger-capitalized companies
STOCK FUNDS                                    capital
                      -------------------------------------------------------------------------------------------------
                      STOCKSPLUS               Total return exceeding the        S&P 500 stock index futures backed
                                               S&P 500 Index                     by a portfolio of short-term,
                                                                                 fixed-income securities
-----------------------------------------------------------------------------------------------------------------------
SECTOR RELATED        INNOVATION               Capital appreciation              Stocks of technology-related companies
STOCK FUNDS           -------------------------------------------------------------------------------------------------
                      GLOBAL INNOVATION        Capital appreciation              Stocks of U.S. and non-U.S. technology
                                                                                 related companies
-----------------------------------------------------------------------------------------------------------------------
SHORT DURATION        SHORT-TERM               Maximum current income consistent Money market securities and short-term
BOND FUNDS                                     with preservation of capital and  bonds (up to 1 year duration)
                                               daily liquidity
                      -------------------------------------------------------------------------------------------------
                      LOW DURATION             Maximum total return              Short maturity fixed income securities
                                                                                 (1-3 year duration)
-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION TOTAL RETURN             Maximum total return              Intermediate maturity fixed income
BOND FUNDS                                                                       securities (3-6 year duration)
                      -------------------------------------------------------------------------------------------------
                      TOTAL RETURN MORTGAGE    Maximum total return              Intermediate maturity mortgage-related
                                                                                 fixed income securities (2-6 year
                                                                                 duration)
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL         FOREIGN BOND             Maximum total return              Intermediate maturity hedged non-U.S.
BOND FUNDS                                                                       fixed income securities
                                                                                 (3-7 year duration)
                      -------------------------------------------------------------------------------------------------
                      EMERGING MARKETS BOND    Maximum total return              Emerging market fixed income
                                                                                 securities (0-8 year duration)
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND  HIGH YIELD               Maximum total return              Higher yielding fixed income securities
                                                                                 (2-6 year duration)
-----------------------------------------------------------------------------------------------------------------------
INFLATION-INDEXED     REAL RETURN BOND         Maximum real return               Inflation-indexed fixed income
BOND FUND                                                                        securities
-----------------------------------------------------------------------------------------------------------------------
TAX EXEMPT            SHORT DURATION           High current income exempt        Short and intermediate maturity
BOND FUNDS            MUNICIPAL INCOME FUND    from federal taxes,               municipal securities, exempt
                                               preservation of capital           federal income tax (0-2 year duration)
                      -------------------------------------------------------------------------------------------------
                      MUNICIPAL BOND           High current income exempt from   Intermediate to long-term maturity
                                               federal taxes, preservation of    exempt from federal income tax
                                               capital                           (3-10 year duration)
                      -------------------------------------------------------------------------------------------------
                      CALIFORNIA               High current income exempt from   Intermediate to long-term
                      MUNICIPAL BOND           federal and California income tax maturity municipal securities
                                                                                 (3-12 year duration)
                      -------------------------------------------------------------------------------------------------
                      CALIFORNIA INTERMEDIATE  High current income exempt        Intermediate matuity municipal
                      MUNICIPAL BOND           from federal and California       securities (3-7 year duration)
                                               income tax
                      -------------------------------------------------------------------------------------------------
                      NEW YORK                 High current income exempt        Intermediate to long-term maturity
                      MUNICIPAL BOND           from federal and New York income  municipal securities (3-12 years)
                                               tax
-----------------------------------------------------------------------------------------------------------------------
STOCK AND BOND FUNDS  STRATEGIC BALANCED       Maximum total return              Intermediate maturity fixed-income
                                                                                 securities and S&P 500 stock index
                                                                                 derivatives (0-6 years duration)
                      -------------------------------------------------------------------------------------------------


10  For more information on the risks associated with these Funds, see page 24.

PIMCO FUNDS ANNUAL REPORT

MULTI-MANAGER
SERIES

Dear Shareholder:

The first half of 2000 could serve as a textbook illustration of stock market volatility. After reaching record highs in the first quarter, both the Dow Jones and the tech-focused NASDAQ swooned and then stumbled through the second quarter, before starting to recover lost ground as the quarter ended. In the bond market things were almost as bumpy.

This unprecedented volatility has presented a challenge for many investors, some of whom may have lost sight of the stock market's inherent risks, especially in the context of the longest bull market in history. In times like these that try investors' souls--and patience--it's more important than ever to remember a few time-honored principles...

Maintain a diversified investment portfolio. Have a healthy respect for risk. Keep your focus on the long term. Or as Bill Gross--PIMCO's oft-quoted bond chief--has said "Set your sights on a horizon and sail until you get there."

Those who can stick with these precepts will be able to ride out short-term market gyrations and ultimately reach their investment goals. And at PIMCO, we're committed to providing investors with the kind of high quality investment vehicles that can help them get there.

How have our Funds fared during these volatile times? Well, I'm pleased to report that they have weathered the storms well, overcoming the extreme market fluctuations to report strong relative performance over the last six months. You see, our Fund Managers keep their sights firmly planted on the horizon too.

I encourage you to review the fund information and commentary on the following pages carefully. And once again, I'd like to thank you for the trust you've placed in us. If you have any questions regarding your investment, call us at 1-800-426-0107. Or you can visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
July 31, 2000


OF INTEREST On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed-income investment efforts of Allianz AG. Key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately $650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

PIMCO FUNDS FINANCIAL INFORMATION

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 2000. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

PAGES 13-23 FUND SUMMARIES*
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

PAGES 25-37 SCHEDULE OF INVESTMENTS*
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of June 30, 2000, including the number of shares or principal amount and value as of that date.

                                                  SCHEDULE OF
FUND NAME                       FUND SUMMARY      INVESTMENTS
Capital Appreciation Fund         Page 13           Page 25
Equity Income Fund                Page 14           Page 26
Global Innovation                 Page 15           Page 27
Growth Fund                       Page 16           Page 28
Innovation Fund                   Page 17           Page 29
Mid-Cap Fund                      Page 18           Page 30
Renaissance Fund                  Page 19           Page 31
Select Growth                     Page 20           Page 32
Target Fund                       Page 21           Page 33
Tax-Efficient Equity Fund         Page 22           Page 34
Value Fund                        Page 23           Page 37

PAGES 38-39 FINANCIAL HIGHLIGHTS
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

PAGES 40-41 STATEMENTS OF ASSETS AND LIABILITIES
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

PAGES 42-43 STATEMENTS OF OPERATIONS
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, as well as appreciation or depreciation from portfolio holdings.

PAGES 44-46 STATEMENTS OF CHANGES IN NET ASSETS
This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

PAGES 47-51 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Fund, and more detailed information about the schedules and tables that appear in the report.

*The Fund Summaries and Schedule of Investments for many Funds include a summary of the Fund's allocation of investments to certain "Related Industries,"such as "Technology," "Communication," "Financial & Business Services," and "Health Care." These Related Industries represent broad groupings of loosely-associated industries and sectors developed by PIMCO Advisors for informational purposes, and are not intended to show a Fund's investment allocation to (or concentration in) a particular industry. (Individual industries are normally classified for these purposes by reference to Standard Industrial Classification (SIC) codes developed by the U.S. Office of Management and Budget.) Funds that invest a substantial portion of their assets in Related Industries (such as "Technology") may be subject to greater levels of risk and volatility because companies in Related Industries are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political and other developments.

PIMCO CAPITAL APPRECIATION FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of companies
with market capitalizations of
at least $1 billion that have improving
fundamentals and whose stock
is reasonably valued by the market

FUND INCEPTION DATE
3/8/91

TOTAL NET ASSETS
$793.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
94 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                    Lipper
                                S&P 500       Multi-Cap
                                Index         Core Fund Avg.
-------------------------------------------------------------
1 YEAR            22.84%         7.25%        11.54%
3 YEARS           21.45%        19.67%        16.27%
5 YEARS           23.85%        23.80%        19.33%
INCEPTION         19.44%        --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

[GRAPHICS]

                     Pimco Capital Appreciation D             S&P 500 Index
   03/31/1991                              10,000                    10,000
   04/30/1991                               9,705                    10,024
   05/31/1991                              10,182                    10,457
   06/30/1991                               9,630                     9,978
   07/31/1991                              10,316                    10,443
   08/31/1991                              10,636                    10,691
   09/30/1991                              10,486                    10,512
   10/31/1991                              10,842                    10,653
   11/30/1991                              10,523                    10,224
   12/31/1991                              11,982                    11,393
   01/31/1992                              11,863                    11,181
   02/29/1992                              11,988                    11,327
   03/31/1992                              11,590                    11,106
   04/30/1992                              11,561                    11,432
   05/31/1992                              11,606                    11,488
   06/30/1992                              11,237                    11,317
   07/31/1992                              11,561                    11,780
   08/31/1992                              11,270                    11,539
   09/30/1992                              11,563                    11,674
   10/31/1992                              11,962                    11,714
   11/30/1992                              12,659                    12,113
   12/31/1992                              12,831                    12,262
   01/31/1993                              13,263                    12,364
   02/28/1993                              13,099                    12,533
   03/31/1993                              13,700                    12,797
   04/30/1993                              13,360                    12,488
   05/31/1993                              13,962                    12,822
   06/30/1993                              14,181                    12,860
   07/31/1993                              13,975                    12,808
   08/31/1993                              14,482                    13,294
   09/30/1993                              14,903                    13,192
   10/31/1993                              14,935                    13,465
   11/30/1993                              14,632                    13,337
   12/31/1993                              15,043                    13,498
   01/31/1994                              15,568                    13,957
   02/28/1994                              15,352                    13,578
   03/31/1994                              14,581                    12,986
   04/30/1994                              14,631                    13,152
   05/31/1994                              14,615                    13,368
   06/30/1994                              14,199                    13,041
   07/31/1994                              14,541                    13,469
   08/31/1994                              14,971                    14,021
   09/30/1994                              14,565                    13,678
   10/31/1994                              14,895                    13,986
   11/30/1994                              14,209                    13,476
   12/31/1994                              14,345                    13,676
   01/31/1995                              14,331                    14,031
   02/28/1995                              15,042                    14,578
   03/31/1995                              15,697                    15,008
   04/30/1995                              16,232                    15,450
   05/31/1995                              16,821                    16,067
   06/30/1995                              17,544                    16,440
   07/31/1995                              18,512                    16,986
   08/31/1995                              18,686                    17,028
   09/30/1995                              19,421                    17,747
   10/31/1995                              19,052                    17,683
   11/30/1995                              19,631                    18,460
   12/31/1995                              19,596                    18,815
   01/31/1996                              20,249                    19,456
   02/29/1996                              21,010                    19,636
   03/31/1996                              21,043                    19,825
   04/30/1996                              21,301                    20,117
   05/31/1996                              21,833                    20,636
   06/30/1996                              21,786                    20,715
   07/31/1996                              20,683                    19,800
   08/31/1996                              21,567                    20,217
   09/30/1996                              22,883                    21,355
   10/31/1996                              23,452                    21,944
   11/30/1996                              25,151                    23,603
   12/31/1996                              24,750                    23,135
   01/31/1997                              26,185                    24,581
   02/28/1997                              25,907                    24,773
   03/31/1997                              24,954                    23,756
   04/30/1997                              25,742                    25,174
   05/31/1997                              27,377                    26,706
   06/30/1997                              28,540                    27,903
   07/31/1997                              31,615                    30,123
   08/31/1997                              30,420                    28,436
   09/30/1997                              32,254                    29,993
   10/31/1997                              31,664                    28,991
   11/30/1997                              32,461                    30,333
   12/31/1997                              33,091                    30,854
   01/31/1998                              32,558                    31,195
   02/28/1998                              34,939                    33,445
   03/31/1998                              36,868                    35,158
   04/30/1998                              36,865                    35,511
   05/31/1998                              36,240                    34,901
   06/30/1998                              37,780                    36,319
   07/31/1998                              36,692                    35,932
   08/31/1998                              30,693                    30,737
   09/30/1998                              32,405                    32,706
   10/31/1998                              33,886                    35,366
   11/30/1998                              36,065                    37,510
   12/31/1998                              38,763                    39,671
   01/31/1999                              40,015                    41,330
   02/28/1999                              38,406                    40,045
   03/31/1999                              39,328                    41,648
   04/30/1999                              40,673                    43,261
   05/31/1999                              39,266                    42,239
   06/30/1999                              41,626                    44,584
   07/31/1999                              40,077                    43,192
   08/31/1999                              39,280                    42,977
   09/30/1999                              38,278                    41,800
   10/31/1999                              40,950                    44,445
   11/30/1999                              42,903                    45,349
   12/31/1999                              47,382                    48,020
   01/31/2000                              46,070                    45,608
   02/29/2000                              49,723                    44,744
   03/31/2000                              52,120                    49,121
   04/30/2000                              49,816                    47,643
   05/31/2000                              49,074                    46,665
   06/30/2000                              51,130                    47,816

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. SEE PAGE 24 FOR FOOTNOTES, WHICH WILL INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS                    % of Total Investments
---------------------------------------------------------
GENERAL ELECTRIC CO.                        2.4%
Capital Goods
---------------------------------------------------------
EXXON MOBIL CORP.                           2.1%
Energy
---------------------------------------------------------
CORNING, INC.                               2.0%
Technology
---------------------------------------------------------
PFIZER, INC.                                2.0%
Health Care
---------------------------------------------------------
INTEL CORP.                                 1.9%
Technology
---------------------------------------------------------
NORTEL NETWORKS CORP.                       1.7%
Technology
---------------------------------------------------------
CISCO SYSTEMS, INC.                         1.7%
Technology
---------------------------------------------------------
VIACOM, INC. `B'                            1.7%
Consumer Services
---------------------------------------------------------
SDL, INC.                                   1.7%
Technology
---------------------------------------------------------
CIENA CORP.                                 1.7%
Technology
---------------------------------------------------------
TOP TEN TOTAL                              18.9%
---------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                         % of Total Investments
----------------------------------------------------------
TECHNOLOGY                                 28.9%
----------------------------------------------------------
ENERGY                                     17.0%
----------------------------------------------------------
FINANCIAL & BUSINESS SERVICES              10.5%
----------------------------------------------------------
HEALTH CARE                                10.0%
----------------------------------------------------------
CONSUMER DISCRETIONARY                      7.1%
----------------------------------------------------------

PORTFOLIO COMPOSITION
----------------------------------------------------------
COMMON STOCK                               92.9%
----------------------------------------------------------
CASH EQUIVALENTS                            7.1%
----------------------------------------------------------


-------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund posted strong returns for the twelve months ended June 30, 2000. The Fund's Class D shares returned 22.84% during this period, outpacing the S&P 500 Index return of 7.25%, as well as its Lipper Average return of 11.54% for the same period.

  The technology sector greatly contributed to the Fund's performance. These stocks dominated the market in the past year, due to an increase in corporate spending as companies realized technology's ability to boost profit margins. The technology sector proved extremely attractive to investors because it offered the greatest earnings growth potential compared to other sectors. Many areas of technology benefited from this surge in investment. For instance, Intel Corp., a leading maker of chips for PCs, posted returns of more than 100% over the past year. The company benefited from a continuation of the global economic recovery, which fueled demand for semiconductors, as well as greater pricing power for the entire industry.

  Another positive contributor to the Fund's performance was Cisco Systems, the networking giant. Cisco is one of the greatest beneficiaries of the Internet explosion, and as companies rush to participate in Web commerce, strong demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of networking solutions, Cisco remains the market leader in this industry.

  The Fund's exposure to the energy sector also boosted its performance this year. The Fund's second largest holding, Exxon Mobil, posted strong returns. The company benefited from significantly higher prices for oil and gas. It announced in May that it had completed the sale of it's California refinery and fuels terminal and the assignment of California supply arrangements to Valero Energy Corporation. This sale, coupled with the high demand for oil, helped appreciate Exxon's stock price over the past year.

  One disappointment for the Fund this year was the retail industry. Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

  Looking ahead, the manager is optimistic that the Fund is positioned to continue its strong performance. The manager is confident that, in a rising interest rate environment, investors will place more emphasis on valuations. In such a climate, the manager's philosophy of purchasing growing but reasonably priced stocks should bode well for the Fund.

PIMCO EQUITY INCOME FUND

June 30, 2000

OBJECTIVE
Current income as a primary
objective and long-term growth
of capital as a secondary
objective

PORTFOLIO
Income-producing common stocks of
companies with market capitalizations
of more than $2 billion

FUND INCEPTION DATE
3/8/91

TOTAL NET ASSETS
$69.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO
40 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors (as of 5/8/00)


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                    Lipper
                                S&P 500       Equity Inc.
                                Index         Fund Avg.
----------------------------------------------------------
1 YEAR            -13.15%        7.25%        -6.71%
3 YEARS             5.76%       19.67%         7.07%
5 YEARS            13.35%       23.80%        13.58%
INCEPTION          12.84%       --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception

                               PIMCO Equity Income D              S&P 500 Index
             03/31/1991                              10,000                    10,000
             04/30/1991                              10,066                    10,024
             05/31/1991                              10,632                    10,457
             06/30/1991                              10,259                     9,978
             07/31/1991                              10,830                    10,443
             08/31/1991                              10,987                    10,691
             09/30/1991                              11,044                    10,512
             10/31/1991                              11,118                    10,653
             11/30/1991                              10,671                    10,224
             12/31/1991                              11,607                    11,393
             01/31/1992                              11,891                    11,181
             02/29/1992                              12,189                    11,327
             03/31/1992                              11,987                    11,106
             04/30/1992                              12,199                    11,432
             05/31/1992                              12,216                    11,488
             06/30/1992                              12,223                    11,317
             08/31/1992                              12,391                    11,539
             09/30/1992                              12,493                    11,674
             10/31/1992                              12,505                    11,714
             11/30/1992                              12,879                    12,113
             12/31/1992                              13,266                    12,262
             01/31/1993                              13,330                    12,364
             02/28/1993                              13,603                    12,533
             03/31/1993                              13,910                    12,797
             04/30/1993                              13,633                    12,488
             05/31/1993                              13,733                    12,822
             06/30/1993                              13,972                    12,860
             07/31/1993                              13,945                    12,808
             08/31/1993                              14,432                    13,294
             09/30/1993                              14,416                    13,192
             10/31/1993                              14,528                    13,465
             11/30/1993                              14,377                    13,337
             12/31/1993                              14,332                    13,498
             01/31/1994                              14,803                    13,957
             02/28/1994                              14,479                    13,578
             03/31/1994                              13,896                    12,986
             04/30/1994                              14,001                    13,152
             05/31/1994                              14,083                    13,368
             06/30/1994                              13,880                    13,041
             07/31/1994                              14,333                    13,469
             08/31/1994                              14,915                    14,021
             09/30/1994                              14,636                    13,678
             10/31/1994                              14,804                    13,986
             11/30/1994                              14,006                    13,476
             12/31/1994                              14,045                    13,676
             01/31/1995                              14,499                    14,031
             02/28/1995                              14,967                    14,578
             03/31/1995                              15,394                    15,008
             04/30/1995                              15,788                    15,450
             05/31/1995                              16,364                    16,067
             06/30/1995                              16,412                    16,440
             07/31/1995                              16,981                    16,986
             08/31/1995                              17,215                    17,028
             09/30/1995                              17,663                    17,747
             10/31/1995                              17,589                    17,683
             11/30/1995                              18,187                    18,460
             12/31/1995                              18,672                    18,815
             01/31/1996                              18,946                    19,456
             02/29/1996                              19,192                    19,636
             03/31/1996                              19,570                    19,825
             04/30/1996                              20,057                    20,117
             05/31/1996                              20,374                    20,636
             06/30/1996                              20,411                    20,715
             07/31/1996                              19,466                    19,800
             08/31/1996                              20,127                    20,217
             09/30/1996                              20,815                    21,355
             10/31/1996                              21,281                    21,944
             11/30/1996                              22,878                    23,603
             12/31/1996                              22,593                    23,135
             01/31/1997                              23,085                    24,581
             02/28/1997                              23,744                    24,773
             03/31/1997                              22,942                    23,756
             04/30/1997                              23,772                    25,174
             05/31/1997                              25,254                    26,706
             06/30/1997                              25,958                    27,903
             07/31/1997                              27,600                    30,123
             08/31/1997                              26,968                    28,436
             09/30/1997                              28,641                    29,993
             10/31/1997                              27,751                    28,991
             11/30/1997                              28,893                    30,333
             12/31/1997                              29,567                    30,854
             01/31/1998                              29,673                    31,195
             02/28/1998                              31,411                    33,445
             03/31/1998                              32,884                    35,158
             04/30/1998                              32,393                    35,511
             05/31/1998                              32,198                    34,901
             06/30/1998                              31,509                    36,319
             07/31/1998                              30,252                    35,932
             08/31/1998                              26,126                    30,737
             09/30/1998                              28,046                    32,706
             10/31/1998                              29,804                    35,366
             11/30/1998                              31,840                    37,510
             12/31/1998                              31,951                    39,671
             01/31/1999                              31,258                    41,330
             02/28/1999                              30,226                    40,045
             03/31/1999                              30,480                    41,648
             04/30/1999                              33,885                    43,261
             05/31/1999                              34,607                    42,239
             06/30/1999                              35,354                    44,584
             07/31/1999                              34,106                    43,192
             08/31/1999                              33,175                    42,977
             09/30/1999                              32,107                    41,800
             10/31/1999                              31,834                    44,445
             11/30/1999                              30,854                    45,349
             12/31/1999                              31,242                    48,020
             01/31/2000                              29,246                    45,608
             02/29/2000                              26,093                    44,744
             03/31/2000                              29,749                    49,121
             04/30/2000                              30,272                    47,643
             05/31/2000                              29,867                    46,665
             06/30/2000                              30,709                    47,816

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 24 FOR FOOTNOTES, WHICH WILL INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------


TOP 10 HOLDINGS             % of Total Investments
--------------------------------------------------
EMC CORP.                             4.4%
Technology
--------------------------------------------------
CALPINE CAPITAL TRUST II              3.7%
Utilities
--------------------------------------------------
CITIGROUP, INC.                       3.5%
Financial & Business Services
--------------------------------------------------
GENERAL MOTORS CORP. `H'              3.2%
Consumer Discretionary
--------------------------------------------------
COX COMMUNICATIONS, INC.              3.1%
Communications
--------------------------------------------------
UTILICORP UNITED                      3.1%
Energy
--------------------------------------------------
TYCO INTERNATIONAL LTD.               3.1%
Capital Goods
--------------------------------------------------
NEXTEL COMM.                          2.9%
(5.250% due 01/15/2010)
Technology
--------------------------------------------------
JABIL CIRCUIT, INC.                   2.9%
Technology
--------------------------------------------------
DUKE ENERGY CORP.                     2.8%
Utilities
--------------------------------------------------
TOP TEN TOTAL                        32.7%
--------------------------------------------------

TOP 5 RELATED
INDUSTRIES                  % of Total Investments
--------------------------------------------------
TECHNOLOGY                           19.9%
--------------------------------------------------
FINANCIAL & BUSINESS SERVICES        19.4%
--------------------------------------------------
ENERGY                               17.0%
--------------------------------------------------
HEALTH CARE                          11.1%
--------------------------------------------------
COMMUNICATIONS                       10.6%
--------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------
COMMON STOCK                         97.1%
--------------------------------------------------
CONVERTIBLE BONDS & NOTES             2.9%
--------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

For the one-year period ended June 30, 2000, PIMCO Equity Income Fund posted a return of -13.15% for Class D shares.

  With investors yearning for high earnings growth, the technology sector dominated the market dramatically this year to the exclusion of virtually all other sectors. Prior to its management change in May, the Fund had very little exposure to the tech sector, which hurts the Fund's performance. However, recent additions to the portfolio in this sector did help to boost performance. For instance, EMC Corp., the leading provider of data storage solutions, benefited from increased corporate demand for computing storage due to greater data traffic and Internet use.

  The Fund's exposure to the energy sector contributed to its performance. Energy stocks benefited from significantly higher prices for oil and gas. Ultramar Diamond Shamrock, an independent petroleum refining company and one of the Fund's top ten holdings, reported strong results this year. This news, along with the ever-increasing demand for power generation, helped advance the stock's price significantly.

  The financial services sector also helped the Fund's performance, despite the rising interest rate environment. Morgan Stanley Dean Witter, the financial services giant, experienced strong earnings growth in the second half of the year, benefiting from an increase in equity underwriting and merger activity. The company also benefited from dynamic growth in its global business.

  One disappointment for the Fund this year was Fortune Brands, a holding company involved in a variety of businesses including home products, golf products, liquor and office products. As concern about rising interest rates and a slowing economy increased, investors shied away from retailers, and the company's performance suffered. Fortune Brands has since been removed from the portfolio.

  The manager's outlook for the Fund is optimistic. While the Fund's philosophy of investing in dividend-paying, reasonably valued securities remains intact, the Fund's increased exposure to technology issues could contribute positively to the Fund's performance going forward.

PIMCO GLOBAL INNOVATION FUND

June 30, 2000

OBJECTIVE
Capital appreciation; no consideration
given to income

PORTFOLIO
Common stocks of U.S. and non-U.S.
technology-related companies with
market capitalizations of more than
$200 million

FUND INCEPTION DATE
12/31/99

TOTAL NET ASSETS
$104.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
60 (not including short-term instruments)

PIMCO ADVISORS
INSTITUTIONAL MANAGER
PIMCO Equity Advisors


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES
                                NASDAQ Composite
                                Index
------------------------------------------------------------------------------
INCEPTION         89.40%        --



CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                    PIMCO Global Innovation A         NASDAQ Composite
     12/31/1999                            10,000                    10,000
     01/31/2000                            10,920                     9,498
     02/29/2000                            19,200                     9,318
     03/31/2000                            20,169                    10,229
     04/30/2000                            17,458                     9,922
     05/31/2000                            16,069                     9,718
     06/30/2000                            18,939                     9,958

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns above include the effect of paying the applicable sales charges. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The portfolio had a substantial exposure to technology, which greatly contributed to the funds performance for the Inception period ended 6/30/00. During this time the technology market produced historically high returns. The Fund is less than 1-year old; therefore the return was cumulative. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. Because this Fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund. SEE PAGE 24 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS             % of Total Investments
--------------------------------------------------
JUNIPER NETWORKS, INC.                3.3%
Technology
--------------------------------------------------
NORTEL NETWORKS CORP.                 2.9%
Technology
--------------------------------------------------
INTEL CORP.                           2.6%
Technology
-------------------------------------------------
EMC CORP.                             2.3%
Technology
--------------------------------------------------
CISCO SYSTEMS, INC.                   2.3%
Technology
--------------------------------------------------
REDBACK NETWORKS, INC.                2.2%
Technology
--------------------------------------------------
I2 TECHNOLOGIES, INC.                 2.2%
Technology
--------------------------------------------------
BEA SYSTEMS, INC.                     2.2%
Technology
--------------------------------------------------
DELL COMPUTER CORP.                   2.2%
Technology
--------------------------------------------------
VERITAS SOFTWARE CORP.                2.1%
Technology
--------------------------------------------------
TOP TEN TOTAL                        24.3%
--------------------------------------------------

TOP 4 RELATED
INDUSTRIES                  % of Total Investments
--------------------------------------------------
TECHNOLOGY                           73.8%
--------------------------------------------------
HEALTH CARE                          10.3%
--------------------------------------------------
COMMUNICATIONS                        7.2%
--------------------------------------------------
CAPITAL GOODS                         1.2%
--------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------
COMMON STOCK                         92.5%
-------------------------------------------------
CASH EQUIVALENTS                      7.5%
-------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Global Innovation Fund was seeded on December 31, 1999. The Fund has turned in a stellar performance for the six-month period ended June 30, 2000, returning 89.40% for Class D shares.

  A continuation of the global economic recovery fueled the demand for semiconductors and other technological commodities. Applied Materials, a semiconductor manufacturer, experienced revenue growth as a function of increased global demand. The semiconductor industry finally achieved some pricing power after several years of extreme pricing pressure, and as a result, Applied Materials' stock price rose significantly over the past year.

  Bookham Technology, a British manufacturer of fiber optic components that increase the capacity of fiber optic cables to transport voice and data, also contributed to the Fund's performance. The company benefited from the explosion in demand for telecommunications capabilities. Investors were attracted to Bookham because it has the potential to revolutionize the fiber optics industry since its silicon-based products offer significant advantages over the competition. Deregulation in Europe should encourage the build-out of fiber-optics-based networks by new competitive local exchange carriers (CLECs) and Bookham could experience high growth as a result.

The Fund's exposure to biotechnology also enhanced its performance during the year, as investors have been attracted to their robust product pipelines. For instance, Teva Pharmaceuticals, the largest producer of branded and generic pharmaceuticals in Israel, saw its stock price propelled upward as a result of higher sales. It also recently acquired a Dutch pharmaceutical company, which allowed it to substantially increase its presence in Europe. With product offerings in all major therapeutic categories and a greater presence globally, Teva is poised to continue its rapid growth.

Looking ahead, the manager is optimistic that the Fund will continue its outperformance. The manager believes that technology could turn in a strong performance in the second half of the year, fueled by strong corporate fundamentals and a favorable economic environment.

PIMCO GROWTH FUND

June 30, 2000

OBJECTIVE
Long-term growth of capital;
income is incidental

PORTFOLIO
Common stocks of companies
with market capitalizations
of at least $5 billion

FUND INCEPTION DATE
2/24/84

TOTAL NET ASSETS
$2.9 billion

NUMBER OF SECURITIES
IN THE PORTFOLIO

41 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                   Lipper
                                S&P 500      Large-Cap Growth
                                Index        Fund Avg.
--------------------------------------------------------------
1 YEAR            32.26%         7.25%        26.43%
5 YEARS           26.00%        23.80%        25.59%
10 YEARS          18.80%        17.80%        18.47%
INCEPTION         19.57%        --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                             PIMCO Growth D           S&P 500 Index
             02/29/1984                   10,000                   10,000
             03/31/1984                   10,257                   10,180
             04/30/1984                   10,324                   10,251
             05/31/1984                    9,970                    9,708
             06/30/1984                   10,207                    9,912
             07/31/1984                   10,284                    9,763
             08/31/1984                   11,110                   10,866
             09/30/1984                   11,036                   10,877
             10/31/1984                   11,134                   10,910
             11/30/1984                   11,057                   10,801
             12/31/1984                   11,283                   11,082
             01/31/1985                   12,087                   11,947
             02/28/1985                   12,189                   12,095
             03/31/1985                   12,239                   12,104
             04/30/1985                   12,182                   12,093
             05/31/1985                   12,837                   12,790
             07/31/1985                   13,224                   12,958
             08/31/1985                   13,157                   12,848
             09/30/1985                   12,780                   12,449
             10/31/1985                   13,306                   13,022
             11/30/1985                   14,041                   13,920
             12/31/1985                   14,836                   14,588
             01/31/1986                   15,186                   14,670
             02/28/1986                   16,414                   15,768
             03/31/1986                   17,182                   16,647
             04/30/1986                   17,205                   16,459
             05/31/1986                   17,943                   17,335
             06/30/1986                   18,264                   17,628
             07/31/1986                   17,859                   16,642
             08/31/1986                   18,878                   17,877
             09/30/1986                   17,747                   16,399
             10/31/1986                   18,608                   17,345
             11/30/1986                   18,938                   17,767
             12/31/1986                   18,409                   17,313
             01/31/1987                   20,885                   19,646
             02/28/1987                   22,249                   20,422
             03/31/1987                   22,683                   21,012
             04/30/1987                   22,642                   20,825
             05/31/1987                   22,866                   21,006
             06/30/1987                   23,859                   22,067
             07/31/1987                   24,698                   23,186
             08/31/1987                   25,415                   24,050
             09/30/1987                   25,305                   23,524
             10/31/1987                   19,569                   18,457
             11/30/1987                   18,232                   16,936
             12/31/1987                   19,959                   18,225
             01/31/1988                   19,739                   18,992
             02/29/1988                   20,975                   19,877
             03/31/1988                   20,694                   19,263
             04/30/1988                   20,878                   19,477
             05/31/1988                   21,062                   19,646
             06/30/1988                   22,317                   20,548
             07/31/1988                   21,911                   20,470
             08/31/1988                   20,771                   19,774
             09/30/1988                   21,735                   20,616
             10/31/1988                   21,890                   21,189
             11/30/1988                   21,498                   20,886
             12/31/1988                   21,992                   21,252
             01/31/1989                   23,448                   22,807
             02/28/1989                   23,007                   22,239
             03/31/1989                   23,994                   22,758
             04/30/1989                   25,736                   23,939
             05/31/1989                   27,654                   24,908
             06/30/1989                   27,305                   24,766
             07/31/1989                   29,659                   27,003
             08/31/1989                   30,563                   27,532
             09/30/1989                   31,166                   27,419
             10/31/1989                   30,221                   26,783
             11/30/1989                   30,841                   27,329
             12/31/1989                   30,449                   27,985
             01/31/1990                   28,223                   26,107
             02/28/1990                   28,932                   26,444
             03/31/1990                   29,661                   27,145
             04/30/1990                   29,492                   26,466
             05/31/1990                   32,624                   29,047
             06/30/1990                   33,188                   28,849
             07/31/1990                   32,597                   28,757
             08/31/1990                   30,198                   26,157
             09/30/1990                   28,888                   24,883
             10/31/1990                   28,838                   24,776
             11/30/1990                   30,306                   26,377
             12/31/1990                   30,770                   27,113
             01/31/1991                   32,272                   28,295
             02/28/1991                   34,682                   30,318
             03/31/1991                   35,674                   31,052
             04/30/1991                   35,335                   31,126
             05/31/1991                   37,279                   32,471
             06/30/1991                   35,433                   30,984
             07/31/1991                   37,843                   32,428
             08/31/1991                   39,739                   33,196
             09/30/1991                   39,306                   32,642
             10/31/1991                   40,615                   33,079
             11/30/1991                   39,031                   31,746
             12/31/1991                   43,976                   35,378
             01/31/1992                   42,942                   34,720
             02/29/1992                   43,251                   35,171
             03/31/1992                   42,300                   34,485
             04/30/1992                   42,059                   35,499
             05/31/1992                   42,719                   35,673
             06/30/1992                   41,395                   35,142
             07/31/1992                   42,691                   36,578
             08/31/1992                   41,081                   35,829
             09/30/1992                   42,338                   36,250
             10/31/1992                   43,020                   36,375
             11/30/1992                   44,934                   37,614
             12/31/1992                   45,226                   38,075
             01/31/1993                   46,371                   38,394
             02/28/1993                   45,406                   38,917
             03/31/1993                   46,446                   39,738
             04/30/1993                   44,388                   38,778
             05/31/1993                   46,674                   39,815
             06/30/1993                   47,085                   39,932
             07/31/1993                   47,137                   39,771
             08/31/1993                   48,730                   41,280
             09/30/1993                   49,836                   40,963
             10/31/1993                   49,697                   41,811
             11/30/1993                   48,852                   41,412
             12/31/1993                   49,809                   41,913
             01/31/1994                   52,170                   43,338
             02/28/1994                   51,221                   42,162
             03/31/1994                   48,921                   40,324
             04/30/1994                   48,251                   40,841
             05/31/1994                   49,100                   41,511
             06/30/1994                   47,892                   40,493
             07/31/1994                   49,070                   41,823
             08/31/1994                   51,514                   43,538
             09/30/1994                   50,468                   42,474
             10/31/1994                   52,330                   43,428
             11/30/1994                   49,850                   41,846
             12/31/1994                   49,810                   42,467
             01/31/1995                   50,164                   43,568
             02/28/1995                   51,664                   45,266
             03/31/1995                   52,816                   46,602
             04/30/1995                   54,543                   47,974
             05/31/1995                   56,250                   49,892
             06/30/1995                   58,506                   51,051
             07/31/1995                   60,542                   52,743
             08/31/1995                   61,080                   52,876
             09/30/1995                   62,418                   55,107
             10/31/1995                   62,637                   54,910
             11/30/1995                   64,228                   57,321
             12/31/1995                   63,958                   58,425
             01/31/1996                   66,855                   60,414
             02/29/1996                   68,085                   60,974
             03/31/1996                   68,187                   61,561
             04/30/1996                   69,053                   62,468
             05/31/1996                   70,628                   64,079
             06/30/1996                   69,710                   64,324
             07/31/1996                   65,659                   61,482
             08/31/1996                   67,347                   62,778
             09/30/1996                   72,452                   66,312
             10/31/1996                   73,640                   68,140
             11/30/1996                   77,896                   73,291
             12/31/1996                   75,723                   71,839
             01/31/1997                   79,373                   76,328
             02/28/1997                   77,190                   76,926
             03/31/1997                   73,045                   73,765
             04/30/1997                   76,135                   78,169
             05/31/1997                   81,693                   82,928
             06/30/1997                   83,972                   86,643
             07/31/1997                   92,856                   93,537
             08/31/1997                   87,034                   88,297
             09/30/1997                   92,674                   93,133
             10/31/1997                   90,033                   90,023
             11/30/1997                   90,816                   94,190
             12/31/1997                   92,932                   95,807
             01/31/1998                   95,014                   96,867
             02/28/1998                  102,235                  103,853
             03/31/1998                  109,156                  109,171
             04/30/1998                  111,252                  110,269
             05/31/1998                  109,761                  108,374
             06/30/1998                  118,410                  112,776
             07/31/1998                  116,303                  111,575
             08/31/1998                   95,287                   95,444
             09/30/1998                  103,748                  101,558
             10/31/1998                  107,960                  109,818
             11/30/1998                  116,133                  116,474
             12/31/1998                  130,046                  123,186
             01/31/1999                  140,111                  128,337
             02/28/1999                  134,254                  124,349
             03/31/1999                  140,779                  129,324
             04/30/1999                  137,218                  134,332
             05/31/1999                  130,096                  131,161
             06/30/1999                  140,504                  138,440
             07/31/1999                  134,588                  134,118
             08/31/1999                  134,898                  133,450
             09/30/1999                  134,264                  129,796
             10/31/1999                  145,247                  138,010
             11/30/1999                  155,007                  140,816
             12/31/1999                  183,188                  149,110
             01/31/2000                  175,549                  141,621
             02/29/2000                  193,613                  138,938
             03/31/2000                  202,693                  152,530
             04/30/2000                  184,471                  147,940
             05/31/2000                  169,068                  144,904
             06/30/2000                  185,805                  148,476

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Class D shares commenced operations after the inception date shown (11/99). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 24 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS             % of Total Investments
--------------------------------------------------
EMC CORP.                              7.9%
Technology
--------------------------------------------------
NOKIA CORP. SP- ADR                    6.0%
Communications
-------------------------------------------------
CISCO SYSTEMS, INC.                    5.5%
Technology
-------------------------------------------------
NORTEL NETWORKS CORP.                  4.7%
Technology
-------------------------------------------------
MORGAN STANLEY, DEAN WITTER,
DISCOVER AND CO.                       4.3%
Financial & Business Services
-------------------------------------------------
JDS UNIPHASE CORP.                     4.1%
Technology
-------------------------------------------------
CITIGROUP, INC.                        3.6%
Financial & Business Services
-------------------------------------------------
ENRON CORP.                            3.3%
Energy
-------------------------------------------------
SUN MICROSYSTEMS, INC.                 3.1%
Technology
-------------------------------------------------
OMNICOM GROUP                          3.1%
Financial & Business Services
-------------------------------------------------
TOP TEN TOTAL                         45.6%
-------------------------------------------------


TOP 5 RELATED
INDUSTRIES                  % of Total Investments
--------------------------------------------------
TECHNOLOGY                            43.7%
--------------------------------------------------
FINANCIAL & BUSINESS SERVICES         18.7%
--------------------------------------------------
HEALTH CARE                           12.1%
--------------------------------------------------
COMMUNICATIONS                         8.8%
--------------------------------------------------
CONSUMER DISCRETIONARY                 7.5%
--------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------
COMMON STOCK                          98.9%
-------------------------------------------------
CASH EQUIVALENTS                       1.1%
-------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Growth Fund posted stellar returns for the one-year period ended June 30, 2000. The Fund's Class D shares returned 32.26%, significantly outpacing both the S&P 500 Index's return of 7.25% and its Lipper Average return of 26.43%.

  Technology was the best performing sector for the Fund over the past year. Although this sector began to turn downwards in the second calendar quarter, it dominated the market for the previous three quarters. The high-growth technology sector overwhelmingly outperformed all other sectors over the past year. In particular, fiber optics and wireless telecommunications saw explosive growth during this period. For example, JDS Uniphase, a maker of fiber optic components for telecom networks, experienced a 460% growth since June 30 of last year. The rush to add public network bandwidth to handle growing Internet and data traffic has spawned rapid development of optical networking technology, which in turn has driven demand for optical components to dramatic proportions. As the largest independent supplier of this equipment, JDS Uniphase has benefited enormously from this increased demand.

  Another standout for the Fund was Cisco Systems, a company that creates hardware and software solutions for engaging in networking on the Internet. As the information superhighway grows faster than ever, and companies race to participate in commerce over the Internet, Cisco benefits from this strong demand for its Internet infrastructure equipment and its optical networking capabilities. Being the largest supplier of this product, Cisco exhibits major market dominance in this industry.

  The Fund also benefited from its exposure to the financial industry. Citigroup Corp., the banking and financial services company, contributed to the Fund's performance despite the rising interest rate environment. The stock's price increased over 33% since June of last year while its net revenue and income increased significantly as well. These results reflect volume-related growth in commissions and higher income at Salomon Smith Barney, who accounts for around 26% of the company's earnings.

  Looking ahead, the manager believes the economic climate will be positive for growth stocks, as inflation appears to be under control and there is a strong possibility of significant tax cuts in the near future. The manager is optimistic that PIMCO Growth Fund is poised to continue its outperformance in this environment.

PIMCO INNOVATION FUND

June 30,2000

OBJECTIVE
Capital appreciation; no
consideration given to income

PORTFOLIO
Common stocks of technology-related
companies with market capitalizations
of more than $200 million

FUND INCEPTION DATE
12/22/94

TOTAL NET ASSETS
$5.5 billion

NUMBER OF SECURITIES IN THE PORTFOLIO
52 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors

-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                   Lipper
                               S&P 500       Science & Tech.
                               Index         Fund Avg.
------------------------------------------------------------
1 YEAR            115.85%       7.25%        84.03%
3 YEARS            72.88%      19.67%        53.47%
5 YEARS            48.67%      23.80%        35.99%
INCEPTION          49.91%      --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                             PIMCO Innovation D            S&P 500 Index
             12/31/1994                        10,000                   10,000
             01/31/1995                         9,920                   10,259
             02/28/1995                        10,551                   10,659
             03/31/1995                        10,872                   10,974
             04/30/1995                        11,343                   11,297
             05/31/1995                        11,613                   11,748
             06/30/1995                        12,896                   12,021
             07/31/1995                        14,098                   12,420
             08/31/1995                        14,429                   12,451
             09/30/1995                        14,769                   12,977
             10/31/1995                        14,589                   12,930
             11/30/1995                        14,990                   13,498
             12/31/1995                        14,533                   13,758
             01/31/1996                        14,338                   14,226
             02/29/1996                        15,035                   14,358
             03/31/1996                        14,912                   14,496
             05/31/1996                        17,846                   15,089
             06/30/1996                        17,117                   15,147
             07/31/1996                        14,687                   14,478
             08/31/1996                        15,579                   14,783
             09/30/1996                        17,702                   15,615
             10/31/1996                        17,579                   16,046
             11/30/1996                        18,635                   17,258
             12/31/1996                        17,962                   16,917
             01/31/1997                        18,950                   17,974
             02/28/1997                        16,808                   18,114
             03/31/1997                        15,705                   17,370
             04/30/1997                        15,955                   18,407
             05/31/1997                        17,962                   19,528
             06/30/1997                        18,129                   20,403
             07/31/1997                        20,812                   22,026
             08/31/1997                        20,313                   20,792
             09/30/1997                        21,821                   21,931
             10/31/1997                        20,417                   21,198
             11/30/1997                        20,323                   22,180
             12/31/1997                        19,584                   22,560
             01/31/1998                        20,358                   22,810
             02/28/1998                        22,857                   24,455
             03/31/1998                        23,719                   25,707
             04/30/1998                        25,433                   25,966
             05/31/1998                        23,819                   25,520
             06/30/1998                        26,848                   26,556
             07/31/1998                        27,004                   26,273
             08/31/1998                        21,619                   22,475
             09/30/1998                        25,612                   23,915
             10/31/1998                        26,586                   25,860
             11/30/1998                        29,561                   27,427
             12/31/1998                        35,183                   29,008
             01/31/1999                        41,520                   30,221
             02/28/1999                        36,952                   29,281
             03/31/1999                        40,075                   30,453
             04/30/1999                        39,578                   31,632
             05/31/1999                        38,608                   30,885
             06/30/1999                        43,396                   32,600
             07/31/1999                        42,979                   31,582
             08/31/1999                        46,276                   31,425
             09/30/1999                        46,937                   30,564
             10/31/1999                        53,462                   32,498
             11/30/1999                        62,785                   33,159
             12/31/1999                        84,597                   35,112
             01/31/2000                        84,056                   33,349
             02/29/2000                       117,409                   32,717
             03/31/2000                       106,807                   35,917
             04/30/2000                        90,006                   34,837
             05/31/2000                        78,035                   34,122
             06/30/2000                        93,674                   34,963

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Class D shares commenced operations after the inception date shown (12/94). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. The portfolio had a substantial exposure to technology, which greatly contributed to the funds performance for the Inception period ended 6/30/00. During this time the technology market produced historically high returns. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Because this Fund concentrates on investments in the technology sector this Fund may be subject to additional risk and additional volatility compared to a diversified equity fund. SEE PAGE 24 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS              % of Total Investments
---------------------------------------------------
MICRON TECHNOLOGY, INC.                4.2%
Technology
---------------------------------------------------
SIEBEL SYSTEMS, INC.                   3.9%
Technology
---------------------------------------------------
INTEL CORP.                            3.6%
Technology
---------------------------------------------------
CISCO SYSTEMS, INC.                    3.5%
Technology
---------------------------------------------------
E-TEK DYNAMICS, INC.                   3.4%
Technology
---------------------------------------------------
CIENA CORP.                            3.3%
Technology
---------------------------------------------------
ORACLE CORP.                           3.1%
Technology
---------------------------------------------------
GEMSTAR INTERNATIONAL GROUP LTD.       3.1%
Consumer Discretionary
---------------------------------------------------
JUNIPER NETWORKS, INC.                 3.0%
Technology
---------------------------------------------------
NORTEL NETWORKS CORP.                  3.0%
Technology
---------------------------------------------------
TOP TEN TOTAL                         34.1%
---------------------------------------------------

TOP 4 RELATED
INDUSTRIES                  % of Total Investments
--------------------------------------------------
TECHNOLOGY                            80.5%
--------------------------------------------------
COMMUNICATIONS                         9.2%
--------------------------------------------------
HEALTH CARE                            4.3%
--------------------------------------------------
CONSUMER DISCRETIONARY                 4.0%
--------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------
COMMON STOCK                          97.9%
--------------------------------------------------
CASH EQUIVALENTS                       2.1%
--------------------------------------------------


-------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Innovation Fund posted stellar results for the one-year period ended June 30, 2000, with Class D shares returning 115.85%. The Fund was able to significantly outperform both the S&P 500 Index and its Lipper Average return during this period.

  The technology sector continued to lead the stock market, pushing the Fund's performance higher this year. It led the market because it offered investors the greatest earnings growth potential than any other sector. A variety of areas within technology showed tremendous strength, including telecommunications and software. Ericsson, a manufacturer of advanced systems and products for wired and mobile communications, is the number one provider of wireless infrastructure in the world. Its stock rose over 140% this year due to the increase in cell phone demand and subscriptions stimulated by cheaper service. Furthermore, it has benefited from recent technological advances in cell phone handset technology, which has shortened upgrade cycles for cell phones.

  Another standout performer for the Fund was Veritas Software, a company that makes software to provide enterprise data storage management solutions. Rising over 400% since last June, Veritas Software is a product in great demand as companies seek effective, economical ways to store greater amounts of data. The company experienced a surge in sales growth in the past year as corporate Internet use and the need for data storage increased.

  The biotechnology sector also enhanced the Fund's performance during this year. Investors showed renewed interest in this area because of its exciting product offerings. For example, MedImmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. It benefited from better-than-expected prescription trends for its products over the past year. As a result, the company saw its stock price rise over 200% since last June. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity and growth potential for this company are huge, because we believe that biotech companies have strong product pipelines which will boost their prices in the years to come.

  The manager's outlook for the technology sector for the second half of the year remains very positive, as he anticipates that the favorable economic backdrop will remain in place and corporate fundamentals should continue to be robust.

PIMCO MID-CAP FUND

June 30, 2000

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of
companies with market
capitalizations of more than
$500 million (excluding the
largest 200 companies) that
have improving fundamentals
and whose stock is reasonably
valued by the market

FUND INCEPTION DATE
8/26/91

TOTAL NET ASSETS
$1.1 billion

NUMBER OF SECURITIES IN THE PORTFOLIO
77 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES      Russell       Lipper
                                Mid-Cap       Mid-Cap Core
                                Index         Fund Avg.
--------------------------------------------------------------------------------
1 YEAR            34.24%        12.65%        37.60%
3 YEARS           19.13%        16.16%        20.94%
5 YEARS           21.64%        18.74%        20.59%
INCEPTION         18.37%        --            --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                              PIMCO Mid-Cap D           Russell Mid-Cap Index
             10/31/1991                      10,307                         10,145
             11/30/1991                      10,013                          9,726
             12/31/1991                      11,316                         10,816
             01/31/1992                      11,325                         11,019
             02/29/1992                      11,432                         11,272
             03/31/1992                      11,086                         10,984
             04/30/1992                      11,009                         11,070
             05/31/1992                      11,016                         11,142
             06/30/1992                      10,721                         10,961
             07/31/1992                      11,012                         11,419
             08/31/1992                      10,686                         11,156
             09/30/1992                      11,035                         11,388
             10/31/1992                      11,392                         11,666
             11/30/1992                      12,074                         12,254
             12/31/1992                      12,306                         12,583
             01/31/1993                      12,758                         12,835
             03/31/1993                      12,860                         13,267
             04/30/1993                      12,504                         12,916
             05/31/1993                      13,035                         13,326
             06/30/1993                      13,434                         13,476
             07/31/1993                      13,265                         13,541
             08/31/1993                      13,917                         14,143
             09/30/1993                      14,286                         14,198
             10/31/1993                      14,136                         14,209
             11/30/1993                      13,737                         13,880
             12/31/1993                      14,191                         14,383
             01/31/1994                      14,480                         14,779
             02/28/1994                      14,455                         14,578
             03/31/1994                      13,924                         13,957
             04/30/1994                      13,970                         14,053
             05/31/1994                      13,712                         14,072
             06/30/1994                      13,251                         13,656
             07/31/1994                      13,546                         14,124
             08/31/1994                      14,251                         14,794
             09/30/1994                      13,882                         14,432
             10/31/1994                      14,157                         14,543
             11/30/1994                      13,483                         13,901
             12/31/1994                      13,800                         14,082
             01/31/1995                      13,663                         14,371
             02/28/1995                      14,490                         15,115
             03/31/1995                      14,951                         15,547
             04/30/1995                      15,284                         15,782
             05/31/1995                      15,806                         16,300
             06/30/1995                      16,733                         16,848
             07/31/1995                      18,306                         17,666
             08/31/1995                      18,442                         17,937
             09/30/1995                      18,699                         18,342
             10/31/1995                      18,407                         17,932
             11/30/1995                      18,755                         18,824
             12/31/1995                      18,873                         18,933
             01/31/1996                      19,240                         19,332
             02/29/1996                      19,701                         19,786
             03/31/1996                      19,941                         20,073
             04/30/1996                      20,351                         20,641
             05/31/1996                      20,688                         20,953
             06/30/1996                      20,261                         20,638
             07/31/1996                      19,285                         19,361
             08/31/1996                      20,331                         20,283
             09/30/1996                      21,751                         21,285
             10/31/1996                      21,889                         21,455
             11/30/1996                      23,214                         22,762
             12/31/1996                      23,189                         22,530
             01/31/1997                      24,132                         23,373
             02/28/1997                      23,721                         23,338
             03/31/1997                      23,036                         22,346
             04/30/1997                      23,522                         22,902
             05/31/1997                      25,140                         24,573
             06/30/1997                      26,353                         25,377
             07/31/1997                      28,787                         27,494
             08/31/1997                      28,738                         27,194
             09/30/1997                      30,755                         28,747
             10/31/1997                      30,095                         27,628
             11/30/1997                      30,294                         28,286
             12/31/1997                      30,992                         29,067
             01/31/1998                      30,430                         28,520
             02/28/1998                      32,211                         30,750
             03/31/1998                      33,191                         32,208
             04/30/1998                      33,661                         32,289
             05/31/1998                      32,501                         31,291
             06/30/1998                      33,109                         31,724
             07/31/1998                      32,155                         30,211
             08/31/1998                      26,415                         25,377
             09/30/1998                      28,320                         27,019
             10/31/1998                      29,093                         28,862
             11/30/1998                      30,693                         30,227
             12/31/1998                      33,410                         31,998
             01/31/1999                      31,960                         31,944
             02/28/1999                      30,221                         30,880
             03/31/1999                      30,366                         31,847
             04/30/1999                      31,918                         34,200
             05/31/1999                      31,844                         34,101
             06/30/1999                      33,191                         35,305
             07/31/1999                      32,262                         34,334
             08/31/1999                      31,175                         33,445
             09/30/1999                      30,579                         32,267
             10/31/1999                      31,607                         33,797
             11/30/1999                      33,418                         34,770
             12/31/1999                      37,585                         37,830
             01/31/2000                      36,672                         36,578
             02/29/2000                      44,637                         39,391
             03/31/2000                      46,462                         41,648
             04/30/2000                      43,577                         39,678
             05/31/2000                      42,636                         38,626
             06/30/2000                      44,550                         39,770

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund invests in medium companies, which may entail greater risk than larger companies, including higher volatility. SEE PAGE 24 FOR FOOTNOTES, WHICH WILL INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS                        % of Total Investments
-------------------------------------------------------------
ALLERGAN, INC.                                    1.9%
Health Care
-------------------------------------------------------------
INTEGRATED DEVICE TECHNOLOGY, INC.                1.8%
Technology
-------------------------------------------------------------
TEKTRONIX, INC.                                   1.8%
Technology
-------------------------------------------------------------
WATERS CORP.                                      1.8%
Capital Goods
-------------------------------------------------------------
BROCADE COMM. SYSTEMS, INC.                       1.7%
Technology
-------------------------------------------------------------
CIENA CORP.                                      1.6%
Technology
-------------------------------------------------------------
IDEC PHARMACEUTICALS CORP.                       1.6%
Health Care
-------------------------------------------------------------
ADC TELECOMMUNICATION, INC.                      1.6%
Communications
-------------------------------------------------------------
DENDRITE INTERNATIONAL, INC.                    1.6%
Technology
-------------------------------------------------------------
APACHE CORP.                                   1.6%
Energy
-------------------------------------------------------------
TOP TEN TOTAL                                  17.0%
-------------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                           % of Total Investments
------------------------------------------------------------
TECHNOLOGY                                     31.5%
------------------------------------------------------------
FINANCIAL & BUSINESS SERVICES                  17.0%
------------------------------------------------------------
ENERGY                                         16.7%
------------------------------------------------------------
HEALTH CARE                                     5.9%
------------------------------------------------------------
CONSUMER DISCRETIONARY                          5.0%
------------------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------------------------
COMMON STOCK                                   93.7%
-----------------------------------------------------------
CASH EQUIVALENTS                                6.3%
-----------------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

For the one-year period ended June 30, 2000, PIMCO Mid-Cap Fund posted a return of 34.24%, significantly outperforming the Russell Mid-Cap Index.

  The technology sector contributed to the Fund's strong performance. This sector proved extremely attractive to investors because of its high earnings growth and solid fundamentals. A variety of areas within technology showed strength at different times during the year, including semiconductor manufacturers, business-to-business Internet companies, telecommunications providers and software companies.

  The energy sector also contributed to the Fund's performance over the past year. Apache Corp., an independent gas and oil exploration company, saw its stock price soar over the past year, benefiting from rising oil and gas prices. As a result of a recent acquisition, the company was able to increase its oil and gas production to meet greater demand. With energy prices showing no signs of retreating, this company should continue to perform well in the coming months.

  The biotechnology sector also enhanced the Fund's performance during this period. Investors were attracted to biotech companies because of their strong product pipelines. In addition, the industry is benefiting from a strong demographic trend--the aging of Baby Boomers--which has increased demand for pharmaceutical products. Allergan Inc., the Fund's largest holding and a provider of eye care and specialty pharmaceutical products, benefited from having a large share of a growing market--ocular pharmaceuticals. Fourth-largest holding Waters Corporation also had a substantial impact on the Fund's performance. The company, which manufactures equipment for the biotechnology industry, enjoyed higher revenues as a result of increased sales of its equipment, as biotechnological research continues to expand to new frontiers.

  One disappointment for the Fund this year was the retail industry.
Rising interest rates and a general lack of enthusiasm on the part of investors hurt this sector. The Fund's exposure to this area remains small, however, as concerns about a slowing economy should continue to weaken retail sales in the coming months.

  Looking ahead, the manager believes that investors will pay more attention to valuation as a result of the recent market correction and rising interest rates. In addition, the manager is optimistic that mid-cap stocks in general and PIMCO Mid-Cap Fund in particular will continue to outperform the stock market given the positive economic climate.

PIMCO RENAISSANCE FUND

June 30, 2000

OBJECTIVE
Long-term growth of capital and income

PORTFOLIO
Primarily common stocks of companies
with below-average valuations
whose business fundamentals
are expected to improve

FUND INCEPTION DATE
4/18/88

TOTAL NET ASSETS
$478.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
60 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors

-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                        Lipper Multi-
                                Russell 1000      Cap Value
                                Value Index       Fund Avg.
----------------------------------------------------------------
1 YEAR             3.56%        -8.92%            -3.99%
5 YEARS           20.63%        17.79%            14.20%
10 YEARS          15.10%        15.24%            12.90%
INCEPTION         13.84%        --                --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                    PIMCO Renaissance D         Russell 1000 Value Index
     04/30/1988                       10,000                         10,000
     05/31/1988                       10,000                         10,145
     06/30/1988                       10,232                         10,625
     07/31/1988                       10,200                         10,628
     08/31/1988                       10,062                         10,419
     10/31/1988                       10,329                         11,002
     11/30/1988                       10,275                         10,868
     12/31/1988                       10,614                         11,000
     01/31/1989                       10,932                         11,754
     02/28/1989                       10,877                         11,568
     03/31/1989                       10,976                         11,822
     04/30/1989                       11,264                         12,307
     05/31/1989                       11,586                         12,797
     06/30/1989                       11,674                         12,748
     07/31/1989                       11,898                         13,608
     09/30/1989                       12,122                         13,812
     10/31/1989                       11,895                         13,319
     11/30/1989                       11,883                         13,472
     12/31/1989                       11,886                         13,770
     01/31/1990                       11,304                         12,912
     02/28/1990                       11,304                         13,238
     03/31/1990                       11,597                         13,373
     04/30/1990                       11,247                         12,852
     05/31/1990                       11,948                         13,919
     06/30/1990                       11,896                         13,603
     07/31/1990                       11,567                         13,484
     08/31/1990                       10,780                         12,298
     09/30/1990                       10,011                         11,703
     10/31/1990                        9,600                         11,543
     11/30/1990                        9,934                         12,343
     12/31/1990                       10,118                         12,657
     01/31/1991                       10,444                         13,227
     02/28/1991                       11,070                         14,106
     03/31/1991                       11,338                         14,315
     04/30/1991                       11,457                         14,421
     05/31/1991                       12,062                         14,959
     06/30/1991                       11,639                         14,329
     07/31/1991                       12,064                         14,929
     08/31/1991                       12,555                         15,201
     09/30/1991                       12,757                         15,089
     10/31/1991                       13,025                         15,339
     11/30/1991                       12,623                         14,552
     12/31/1991                       13,583                         15,771
     01/31/1992                       13,827                         15,796
     02/29/1992                       14,098                         16,183
     03/31/1992                       13,833                         15,948
     04/30/1992                       13,847                         16,635
     05/31/1992                       13,997                         16,718
     06/30/1992                       13,839                         16,614
     07/31/1992                       14,154                         17,255
     08/31/1992                       13,976                         16,728
     09/30/1992                       14,120                         16,959
     10/31/1992                       14,092                         16,975
     11/30/1992                       14,451                         17,532
     12/31/1992                       14,749                         17,949
     01/31/1993                       14,985                         18,471
     02/28/1993                       14,860                         19,121
     03/31/1993                       15,425                         19,685
     04/30/1993                       15,299                         19,432
     05/31/1993                       15,663                         19,823
     06/30/1993                       15,979                         20,260
     07/31/1993                       16,345                         20,487
     08/31/1993                       17,400                         21,226
     09/30/1993                       17,690                         21,260
     10/31/1993                       17,944                         21,246
     11/30/1993                       17,492                         20,807
     12/31/1993                       18,024                         21,202
     01/31/1994                       18,545                         22,005
     02/28/1994                       18,342                         21,252
     03/31/1994                       17,332                         20,462
     04/30/1994                       17,215                         20,854
     05/31/1994                       17,143                         21,094
     06/30/1994                       16,742                         20,589
     07/31/1994                       17,165                         21,230
     08/31/1994                       17,969                         21,839
     09/30/1994                       17,948                         21,115
     10/31/1994                       17,904                         21,409
     11/30/1994                       17,170                         20,544
     12/31/1994                       17,237                         20,781
     01/31/1995                       17,281                         21,420
     02/28/1995                       17,665                         22,267
     03/31/1995                       18,145                         22,756
     04/30/1995                       18,486                         23,475
     05/31/1995                       18,531                         24,463
     06/30/1995                       18,998                         24,794
     07/31/1995                       19,937                         25,658
     08/31/1995                       20,160                         26,020
     09/30/1995                       20,813                         26,961
     10/31/1995                       20,873                         26,693
     11/30/1995                       21,874                         28,045
     12/31/1995                       22,144                         28,750
     01/31/1996                       22,905                         29,646
     02/29/1996                       23,206                         29,870
     03/31/1996                       23,395                         30,378
     04/30/1996                       23,792                         30,494
     05/31/1996                       24,348                         30,876
     06/30/1996                       24,400                         30,901
     07/31/1996                       23,364                         29,733
     08/31/1996                       24,272                         30,584
     09/30/1996                       25,474                         31,799
     10/31/1996                       26,352                         33,029
     11/30/1996                       27,692                         35,424
     12/31/1996                       27,753                         34,972
     01/31/1997                       28,763                         36,667
     02/28/1997                       28,616                         37,206
     03/31/1997                       27,894                         35,868
     04/30/1997                       29,070                         37,374
     05/31/1997                       30,871                         39,464
     06/30/1997                       32,485                         41,157
     07/31/1997                       35,353                         44,253
     08/31/1997                       34,507                         42,678
     09/30/1997                       37,023                         45,255
     10/31/1997                       35,313                         43,993
     11/30/1997                       36,692                         45,937
     12/31/1997                       37,726                         47,278
     01/31/1998                       37,749                         46,612
     02/28/1998                       40,601                         49,749
     03/31/1998                       42,184                         52,793
     04/30/1998                       43,142                         53,147
     05/31/1998                       42,250                         52,360
     06/30/1998                       42,563                         53,031
     07/31/1998                       41,694                         52,098
     08/31/1998                       34,294                         44,346
     09/30/1998                       35,497                         46,891
     10/31/1998                       37,034                         50,525
     11/30/1998                       39,375                         52,880
     12/31/1998                       42,115                         54,678
     01/31/1999                       44,760                         55,115
     02/28/1999                       42,576                         54,338
     03/31/1999                       44,505                         55,463
     04/30/1999                       46,765                         60,643
     05/31/1999                       45,353                         59,976
     06/30/1999                       46,818                         61,715
     07/31/1999                       47,047                         59,907
     08/31/1999                       45,556                         57,684
     09/30/1999                       42,139                         55,665
     10/31/1999                       41,882                         58,872
     11/30/1999                       43,373                         58,413
     12/31/1999                       46,284                         58,693
     01/31/2000                       44,312                         56,780
     02/29/2000                       41,498                         52,561
     03/31/2000                       46,739                         58,973
     04/30/2000                       48,422                         58,289
     05/31/2000                       50,005                         58,901
     06/30/2000                       48,485                         56,209

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Class D shares commenced operations after the inception date shown (4/88). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 24 FOR FOOTNOTES, WHICH WILL INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS                    % of Total Investments
----------------------------------------------------------
FOUNDATION HEALTH SYSTEMS, INC. `A'           5.8%
Health Care
----------------------------------------------------------
ACE LTD.                                      5.4%
Financial & Business Services
----------------------------------------------------------
WASHINGTON MUTUAL, INC.                       4.8%
Financial & Business Services
----------------------------------------------------------
TUPPERWARE CORP.                              4.3%
Consumer Discretionary
----------------------------------------------------------
NIAGARA MOHAWK HOLDINGS, INC.                 4.0%
Utilities
----------------------------------------------------------
CNH GLOBAL NV                                 3.9%
Capital Goods
----------------------------------------------------------
AETNA, INC.                                   3.4%
Health Care & Business Services
----------------------------------------------------------
R & B FALCON CORP.                            3.3%
Energy
----------------------------------------------------------
ARROW ELECTRONICS, INC.                       2.7%
Technology
----------------------------------------------------------
SUIZA FOODS CORP.                             2.6%
Consumer Staples
----------------------------------------------------------
TOP TEN TOTAL                                40.2%
----------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                         % of Total Investments
---------------------------------------------------------
FINANCIAL & BUSINESS SERVICES                21.9%
---------------------------------------------------------
CONSUMER STAPLES                             12.4%
---------------------------------------------------------
HEALTH CARE                                  11.6%
---------------------------------------------------------
UTILITIES                                     8.7%
---------------------------------------------------------
ENERGY                                        8.5%
---------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------
COMMON STOCK                                95.3%
--------------------------------------------------------
CASH EQUIVALENTS                             3.8%
--------------------------------------------------------
CONVERTIBLE BONDS & NOTES                    0.9%
--------------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Renaissance Fund posted strong relative returns for the one-year period ended June 30, 2000. The Fund's Class D shares returned 3.56%, outperforming the Russell 1000 Value Index return of -8.92% and the Lipper Multi-Cap Value Fund Average return of -3.99% for the same period.

  The technology sector contributed to the Fund's performance this year. The Fund investing in a number of cyclical technology companies, such as semiconductor manufacturers and electronics distributors, that exhibited low valuations early in this period. Micron Technology, a leading maker of chips for PCs, contributed to the Fund's performance for much of the year, as the demand for semiconductors outpaced supply. Arrow Electronics, the world's largest distributor of electronic components and computer products to industrial and commercial customers, was another standout performer. It benefited from the global economic recovery, which boosted demand for its products. The company's global distribution network spans the world's three dominant electronic markets--North America, Europe, and the Asia/Pacific region. Furthermore, it is poised to continue its growth given the strong global economy.

  The property and casualty (P&C) industry also boosted the Fund's returns. The industry was finally able to gain pricing power in the past year, as it shed its weakest players and finally increased its extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace Ltd., that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, outperformed.

  The financial services sector was a disappointment for the Fund. Companies such as Washington Mutual and Federal Home Loan Management suffered in the first half of 2000 as a result of rising interest rates and signs that the economy was slowing. With profit margins being squeezed and fewer home mortgage originations, these companies proved unattractive to investors.

  Looking ahead, the manager is optimistic that PIMCO Renaissance Fund will continue its relative outperformance, given the positioning of its portfolio and its philosophy of investing in low valuation stocks with an expectation for positive price appreciation. In addition, the manager is hopeful that, in the coming months, investors will once again favor value stocks.

PIMCO SELECT GROWTH FUND

June 30, 2000

OBJECTIVE
Long-term growth of capital;
income is incidental

PORTFOLIO
Common stocks of companies with market
capitalizations of at least $10 billion

FUND INCEPTION DATE
12/28/94

TOTAL NET ASSETS
$16.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
16 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                   Lipper
                                S&P 500      Large-Cap
                                Index        Growth Fund Avg.
---------------------------------------------------------------
1 YEAR            12.68%         7.25%       26.43%
3 YEARS           26.06%        19.67%       27.69%
5 YEARS           23.32%        23.80%       25.59%
INCEPTION         24.73%        --           --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                            PIMCO Select Growth D           S&P 500 Index
             12/31/1994                        10,000                    10,000
             01/31/1995                        10,067                    10,259
             02/28/1995                        10,373                    10,659
             03/31/1995                        10,669                    10,974
             04/30/1995                        11,076                    11,297
             06/30/1995                        11,819                    12,021
             07/31/1995                        12,335                    12,420
             08/31/1995                        12,460                    12,451
             09/30/1995                        12,806                    12,977
             10/31/1995                        12,731                    12,930
             11/30/1995                        12,957                    13,498
             12/31/1995                        12,744                    13,758
             01/31/1996                        13,231                    14,226
             02/29/1996                        13,534                    14,358
             03/31/1996                        13,477                    14,496
             05/31/1996                        14,135                    15,089
             06/30/1996                        13,892                    15,147
             07/31/1996                        12,944                    14,478
             08/31/1996                        13,432                    14,783
             09/30/1996                        14,350                    15,615
             10/31/1996                        14,561                    16,046
             11/30/1996                        15,436                    17,258
             12/31/1996                        14,973                    16,917
             01/31/1997                        15,705                    17,974
             02/28/1997                        15,331                    18,114
             03/31/1997                        14,525                    17,370
             04/30/1997                        15,116                    18,407
             05/31/1997                        16,334                    19,528
             06/30/1997                        16,827                    20,403
             07/31/1997                        18,466                    22,026
             08/31/1997                        17,314                    20,792
             09/30/1997                        18,445                    21,931
             10/31/1997                        17,930                    21,198
             11/30/1997                        18,161                    22,180
             12/31/1997                        18,692                    22,560
             01/31/1998                        19,118                    22,810
             02/28/1998                        20,596                    24,455
             03/31/1998                        21,978                    25,707
             04/30/1998                        22,413                    25,966
             05/31/1998                        22,112                    25,520
             06/30/1998                        23,773                    26,556
             07/31/1998                        23,405                    26,273
             08/31/1998                        19,398                    22,475
             09/30/1998                        21,047                    23,915
             10/31/1998                        21,901                    25,860
             11/30/1998                        23,535                    27,427
             12/31/1998                        26,263                    29,008
             01/31/1999                        28,642                    30,221
             02/28/1999                        27,356                    29,281
             03/31/1999                        28,948                    30,453
             04/30/1999                        28,928                    31,632
             05/31/1999                        27,713                    30,885
             06/30/1999                        29,919                    32,600
             07/31/1999                        29,404                    31,582
             08/31/1999                        29,263                    31,425
             09/30/1999                        27,580                    30,564
             10/31/1999                        28,664                    32,498
             11/30/1999                        30,060                    33,159
             12/31/1999                        32,507                    35,112
             01/31/2000                        31,018                    33,349
             02/29/2000                        32,048                    32,717
             03/31/2000                        32,657                    35,917
             04/30/2000                        32,811                    34,837
             05/31/2000                        30,366                    34,122
             06/30/2000                        33,709                    34,963

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/1/00) and the prior performance of the Fund's institutional shares (for the period from 12/28/94), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund concentrates its portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 24 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS                   % of Total Investments
--------------------------------------------------------
CORNING, INC.                          8.0%
Technology
--------------------------------------------------------
GENENTECH, INC.                        7.6%
Health Care
--------------------------------------------------------
AMERICAN INTERNATIONAL GROUP, INC.     6.9%
Financial & Business Services
--------------------------------------------------------
EMC CORP.                              6.8%
Technology
--------------------------------------------------------
NORTEL NETWORKS CORP.                  6.0%
Technology
--------------------------------------------------------
JOHNSON & JOHNSON                      6.0%
Health Care
--------------------------------------------------------
CISCO SYSTEMS, INC.                    5.6%
Technology
--------------------------------------------------------
COMVERSE TECHNOLOGY, INC.              5.5%
Technology
--------------------------------------------------------
SUN MICROSYSTEMS, INC.                 5.4%
Technology
--------------------------------------------------------
CITIGROUP, INC.                        5.3%
Financial & Business Services
--------------------------------------------------------
TOP TEN TOTAL                         63.1%
--------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                    % of Total Investments
----------------------------------------------------
TECHNOLOGY                            46.6%
----------------------------------------------------
FINANCIAL & BUSINESS SERVICES         17.2%
----------------------------------------------------
HEALTH CARE                           13.6%
----------------------------------------------------
CONSUMER DISCRETIONARY                 5.1%
----------------------------------------------------
COMMUNICATIONS                         4.4%
----------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------
COMMON STOCK                          90.6%
-------------------------------------------------
CASH EQUIVALENTS                       9.4%
-------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Select Growth Fund, which was the PIMCO Core Equity Fund prior to April 3, 2000, posted strong returns for its first quarter in existence. Because it was a core fund for much of the year, the Fund's Class D shares posted a weaker one-year return of 12.68%, for the period ended June 30, 2000.

  The Fund greatly benefited from its exposure to the technology sector, which performed extremely well over the past year. It offered investors the greatest earnings growth potential of any sector due to an increase in corporate spending, as companies realized technology's ability to boost profit margins. A standout performer within technology was EMC Corp. the data storage company. Corporate demand for data storage continued to grow at a fast pace in the second half of the year. Having approximately 85% of the market share in this sector, EMC is the greatest beneficiary of this increased demand. As the capabilities of computers and networks continue to increase, the need for data storage will grow even further.

  Another strong area for the Fund was telecommunications, which has seen tremendous growth recently. A holding that benefited from the growth in telecom was Comverse Technology, the eighth largest holding in the Fund. It is the leading provider of voicemail systems to digital wireless carriers and derives approximately 65% of its business from providing voice mail for cell phones. A shortening of cell phone handset upgrade cycles, as well as an increase in cell phone subscriptions were also key to Comverse's growth.

  The financial services sector also helped the Fund, despite the rising interest rate environment. Morgan Stanley Dean Witter, the sixth largest holding of the Fund, experienced strong earnings growth in the second half of the year. It benefited from an increase in equity underwriting and merger activity, as well as dynamic growth in its global business.

  Looking ahead, the manager is optimistic that the economic climate will be positive for growth stocks, as inflation appears to be under control and there is a strong possibility of significant tax cuts in the near future, all of which should augur well for PIMCO Select Growth Fund.

PIMCO TARGET FUND

June 30, 2000

OBJECTIVE
Capital appreciation; no
consideration given to income

PORTFOLIO
Common stocks of companies with
market capitalizations of
between $1 billion and $10 billion

FUND INCEPTION DATE
12/17/92

TOTAL NET ASSETS
$2.2 billion

NUMBER OF SECURITIES
IN THE PORTFOLIO
63 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                       Lipper
                                S&P Mid-Cap      Mid-Cap Growth
                                400 Index        Fund Avg.
----------------------------------------------------------------
1 YEAR            90.36%        17.09%           45.76%
3 YEARS           41.07%        20.38%           30.19%
5 YEARS           31.76%        21.20%           26.00%
INCEPTION         27.12%        --               --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                   PIMCO Target Fund D       S&P Mid-Cap 400 Index
     12/31/1992                    10,000                      10,000
     01/31/1993                    10,129                      10,125
     02/28/1993                    10,069                       9,983
     03/31/1993                    10,564                      10,328
     04/30/1993                    10,316                      10,058
     06/30/1993                    11,295                      10,569
     07/31/1993                    11,601                      10,548
     08/31/1993                    12,442                      10,984
     09/30/1993                    12,580                      11,100
     10/31/1993                    12,680                      11,136
     11/30/1993                    12,066                      10,890
     12/31/1993                    12,550                      11,396
     01/31/1994                    12,870                      11,661
     02/28/1994                    12,641                      11,495
     03/31/1994                    12,241                      10,963
     05/31/1994                    12,282                      10,940
     06/30/1994                    11,832                      10,563
     07/31/1994                    12,561                      10,921
     08/31/1994                    13,270                      11,493
     09/30/1994                    13,111                      11,278
     10/31/1994                    13,370                      11,401
     11/30/1994                    12,892                      10,887
     12/31/1994                    13,037                      10,987
     01/31/1995                    12,784                      11,101
     02/28/1995                    13,523                      11,684
     03/31/1995                    13,998                      11,887
     04/30/1995                    14,160                      12,125
     05/31/1995                    14,119                      12,418
     06/30/1995                    15,191                      12,923
     07/31/1995                    16,181                      13,598
     08/31/1995                    16,141                      13,849
     09/30/1995                    16,586                      14,185
     10/31/1995                    16,819                      13,820
     11/30/1995                    17,000                      14,423
     12/31/1995                    17,107                      14,387
     01/31/1996                    16,938                      14,596
     02/29/1996                    17,502                      15,092
     03/31/1996                    18,009                      15,273
     04/30/1996                    18,822                      15,740
     05/31/1996                    19,793                      15,952
     06/30/1996                    19,421                      15,713
     07/31/1996                    17,242                      14,650
     08/31/1996                    18,111                      15,495
     09/30/1996                    19,319                      16,171
     10/31/1996                    19,342                      16,218
     11/30/1996                    20,121                      17,131
     12/31/1996                    19,948                      17,150
     01/31/1997                    20,587                      17,794
     02/28/1997                    19,706                      17,648
     03/31/1997                    18,978                      16,895
     04/30/1997                    19,195                      17,333
     05/31/1997                    20,792                      18,849
     06/30/1997                    21,482                      19,378
     07/31/1997                    22,964                      21,297
     08/31/1997                    23,463                      21,271
     09/30/1997                    24,779                      22,495
     10/31/1997                    23,426                      21,516
     11/30/1997                    23,389                      21,834
     12/31/1997                    23,220                      22,682
     01/31/1998                    22,700                      22,251
     02/28/1998                    24,627                      24,093
     03/31/1998                    25,950                      25,180
     04/30/1998                    26,803                      25,640
     05/31/1998                    25,613                      24,487
     06/30/1998                    27,388                      24,641
     07/31/1998                    26,449                      23,685
     08/31/1998                    21,741                      19,277
     09/30/1998                    23,785                      21,076
     10/31/1998                    23,901                      22,960
     11/30/1998                    25,343                      24,106
     12/31/1998                    28,822                      27,017
     01/31/1999                    29,252                      25,966
     02/28/1999                    27,625                      24,606
     03/31/1999                    29,216                      25,295
     04/30/1999                    30,058                      27,288
     05/31/1999                    29,216                      27,408
     06/30/1999                    31,685                      28,872
     07/31/1999                    31,203                      28,260
     08/31/1999                    31,687                      27,293
     09/30/1999                    31,310                      26,450
     10/31/1999                    34,244                      27,799
     11/30/1999                    39,288                      29,258
     12/31/1999                    47,923                      30,996
     01/31/2000                    49,241                      30,122
     02/29/2000                    67,199                      32,231
     03/31/2000                    64,740                      34,928
     04/30/2000                    58,421                      33,709
     05/31/2000                    53,134                      33,291
     06/30/2000                    60,318                      33,807

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Class D shares commenced operations after the inception date shown (12/92). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class A), restated to reflect the operating expenses for Class D shares. The portfolio had a substantial exposure to technology, which greatly contributed to the funds performance for the Inception period ended 6/30/00. During this time the technology market produced historically high returns. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. SEE PAGE 24 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS              % of Total Investments
---------------------------------------------------
SDL, INC.                              6.4%
Technology
---------------------------------------------------
COMVERSE TECHNOLOGY, INC.              4.6%
Technology
---------------------------------------------------
SANMINA CORP.                          3.8%
Technology
---------------------------------------------------
JABIL CIRCUIT, INC.                    3.6%
Technology
---------------------------------------------------
CALPINE CORP.                          3.5%
Utilities
---------------------------------------------------
MINIMED, INC.                          3.2%
Health Care
---------------------------------------------------
E-TEK DYNAMICS, INC.                   2.7%
Technology
---------------------------------------------------
PMC - SIERRA, INC.                     2.4%
Technology
---------------------------------------------------
MEDIMMUNE, INC.                        2.4%
Health Care
---------------------------------------------------
CIENA CORP.                            2.2%
Technology
---------------------------------------------------
TOP TEN TOTAL                         34.8%
---------------------------------------------------

TOP 5 RELATED
INDUSTRIES                   % of Total Investments
---------------------------------------------------
TECHNOLOGY                            53.4%
---------------------------------------------------
HEALTH CARE                           14.0%
---------------------------------------------------
CONSUMER DISCRETIONARY                 5.5%
---------------------------------------------------
COMMUNICATIONS                         5.5%
---------------------------------------------------
UTILITIES                              4.3%
---------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------
COMMON STOCK                          94.4%
--------------------------------------------------
CASH EQUIVALENTS                       5.6%
--------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Target Fund posted stellar results for the one-year period ended June 30, 2000, with its Class D shares returning 90.36%. These results dramatically outperformed those of the S&P Mid-Cap 400 Index, which returned 17.09%, as well as its Lipper Average, which returned 45.76% for the same period.

  The technology sector dominated the market dramatically in the first three quarters of the fiscal year. Although the last quarter brought about a slight downturn because of rising interest rates, the technology sector performed extremely well overall for the year as a whole. One of the strongest areas of technology was telecommunications, which has seen huge growth over the past year. In particular, Spectra Diode Laboratories helped the Fund's performance. SDL is a provider of solutions for optical communications, providing products to power the transmission of data, voice, and Internet information over fiber optic networks. The company's products enable customers to meet the need for increasing bandwidth by expanding their fiber optic communication networks more quickly and efficiently than by using conventional electronic and optical technologies. Due to the increased requirement of optical components to handle the increased demand for more bandwidth, SDL's stock price grew over 100% as of June 30, 1999.

  Another holding that benefited from the growth in technology was Jabil Circuit, a company that designs and manufactures electronic circuit board assemblies and systems for major original equipment manufacturers. Due to the explosive growth in telecommunications, personal computers, and computer peripherals, Jabil Circuit grew enormously as a major supplier for these industries. Their stock price grew over 100% since last June as demand increased for their products in all the growing technology sectors.

  The biotechnology sector also enhanced the Fund's performance during this year. Investors showed renewed interest in this area because of its exciting product offerings.

  For example, MedImmune is a company that is focused on using advances in immunology and other biological sciences to develop important new products that address significant medical needs. This Company saw its stock price rise over 200% since last June. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity for this drug is huge because it addresses an area of healthcare that is both sensitive and growing.

  The manager's outlook for mid-cap stocks remains positive. The manager believes that, if the Federal Reserve is able to negotiate a soft landing for the economy, mid-caps could continue to see strong earnings growth and significantly outperform.

PIMCO TAX-EFFICIENT EQUITY FUND

June 30, 2000

OBJECTIVE
Maximum after-tax
growth of capital

PORTFOLIO
Broadly diversified portfolio
of at least 200 common stocks of
companies represented in the S&P 500 Index with market capitalizations of more than $5 billion

FUND INCEPTION DATE
7/10/98

TOTAL NET ASSETS
$56.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
294 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates


-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES                   Lipper Large-
                                S&P 500      Cap Core
                                Index        Fund Avg.
----------------------------------------------------------
1 YEAR             5.44%        7.25%        11.37%
INCEPTION         10.70%        --           --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                           PIMCO Tax-Efficient Equity D           S&P 500 Index
             07/31/1998                              10,000                    10,000
             08/31/1998                               8,564                     8,554
             09/30/1998                               9,001                     9,102
             10/31/1998                               9,843                     9,843
             11/30/1998                              10,342                    10,439
             01/31/1999                              11,311                    11,502
             02/28/1999                              10,936                    11,145
             03/31/1999                              11,332                    11,591
             04/30/1999                              11,738                    12,040
             05/31/1999                              11,394                    11,755
             06/30/1999                              12,059                    12,408
             07/31/1999                              11,684                    12,020
             08/31/1999                              11,559                    11,961
             09/30/1999                              11,174                    11,633
             10/31/1999                              11,830                    12,369
             12/31/1999                              12,840                    13,364
             01/31/2000                              12,142                    12,693
             02/29/2000                              12,059                    12,452
             03/31/2000                              13,099                    13,671
             04/30/2000                              12,611                    13,259
             05/31/2000                              12,340                    12,987
             06/30/2000                              12,715                    13,307

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns above include the effect of paying the applicable sales charges. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. SEE PAGE 24 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS             % of Total Investments
--------------------------------------------------
GENERAL ELECTRIC CO.                   4.5%
Capital Goods
--------------------------------------------------
INTEL CORP.                            4.3%
Technology
--------------------------------------------------
CISCO SYSTEMS, INC.                    3.5%
Technology
--------------------------------------------------
MICROSOFT CORP.                        3.4%
Technology
--------------------------------------------------
EXXON MOBIL CORP.                      2.7%
Energy
--------------------------------------------------
ORACLE CORP.                           2.3%
Technology
--------------------------------------------------
WAL-MART STORES, INC.                  2.1%
Consumer Discretionary
--------------------------------------------------
PFIZER, INC.                           2.1%
Health Care
--------------------------------------------------
CITIGROUP, INC.                        1.9%
Financial & Business Services
--------------------------------------------------
LUCENT TECHNOLOGIES, INC.              1.6%
Technology
--------------------------------------------------
TOP TEN TOTAL                         28.4%
--------------------------------------------------

TOP 5 RELATED
INDUSTRIES                  % of Total Investments
--------------------------------------------------
TECHNOLOGY                            31.7%
--------------------------------------------------
FINANCIAL & BUSINESS SERVICES         13.6%
--------------------------------------------------
HEALTH CARE                           11.7%
--------------------------------------------------
CONSUMER DISCRETIONARY                 8.9%
--------------------------------------------------
CONSUMER STAPLES                       6.5%
--------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------
COMMON STOCK                        99.6%
-------------------------------------------------
CASH EQUIVALENTS                     0.4%
-------------------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

The PIMCO Tax-Efficient Equity Fund Class D shares posted a return of 5.44% for the one-year period ended June 30, 2000.

  The Fund's performance suffered because of the importance its investment process places on earnings, as many of the stocks that performed well during this period had no earnings. Investors were more concerned about future earnings growth, and were less interested in strong fundamentals and current earnings, which did not augur well for the Fund.

  Exposure to the technology sector enhanced the Fund's performance. In particular, Internet hardware performed well due to the continued growth of Internet use. Cisco Systems, a company that creates hardware and software solutions for engaging in networking on the Internet, was one positive contributor to the Fund's performance. As the Internet grows rampantly, and companies run to participate in commerce on the Web, increased demand for Internet infrastructure and optical networking capabilities will benefit Cisco. As the largest supplier of this product, Cisco exhibits major market dominance in this industry. Its stock soared almost 100% since last June.

  Another area of technology that benefited the Fund was semiconductors. Intel Corp., a semiconductor chip maker, saw incredible returns over the past year. In the latter half of 1999, a continuation of the global economic recovery sparked the demand for semiconductors, and this industry finally achieved some pricing power after several years of struggle. Accompanied by the high demand for personal computers, this semiconductor explosion boosted Intel's stock price up over 100% in the past year.

  The Fund also benefited from its exposure to the financial services industry. Citigroup Corp., the banking and financial services company, contributed to the Fund's performance despite rising interest rates. The company benefited from growth of its global business, including asset management and other services.

  During the first half of 2000, rising interest rates caused concern that the economy would slow. This resulted in fears of a decline in spending by consumers and manufacturers, which hurt cyclical stocks. Consumer durables, raw materials, capital goods, business equipment and services, and home building all fell.

   Looking ahead, the manager remains cautiously optimistic about the economy and the stock market. Going forward, the manager expects that the Fund's fundamental-based, disciplined stock selection process could outperform, as investors choose companies that deliver profits and not just promises.

PIMCO VALUE FUND

June 30, 2000

OBJECTIVE
Long-term growth of
capital and income

PORTFOLIO
Primarily common stocks of companies
with market capitalizations of more
than $10 billion and below-average
valuations whose business
fundamentals are expected to improve

FUND INCEPTION DATE
12/30/91

TOTAL NET ASSETS
$166.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO
41 (not including short-term
instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors

-------------------------------------------------------------------------------
PERFORMANCE*
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 6/30/00

                  D SHARES      S&P 500      Lipper Multi-Cap
                                Index        Value Fund Avg.
-------------------------------------------------------------
1 YEAR            -7.07%         7.25%       -3.99%
3 YEARS            7.36%        19.67%        7.78%
5 YEARS           14.47%        23.80%       14.20%
INCEPTION         13.57%        --           --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

               PIMCO Value D             S&P 500 Index
      12/31/91                    10,000                   10,000
       1/31/92                    10,286                    9,814
       2/29/92                    10,630                    9,942
       3/31/92                    10,388                    9,748
       5/31/92                    10,338                   10,083
       6/30/92                    10,115                    9,933
       7/31/92                    10,470                   10,339
       8/31/92                    10,164                   10,128
       9/30/92                    10,302                   10,247
      10/31/92                    10,364                   10,282
      11/30/92                    10,918                   10,632
      12/31/92                    11,269                   10,762
       1/31/93                    11,503                   10,852
       2/28/93                    11,624                   11,000
       3/31/93                    11,983                   11,232
       4/30/93                    11,770                   10,961
       5/31/93                    11,933                   11,254
       6/30/93                    12,012                   11,287
       7/31/93                    11,951                   11,242
       8/31/93                    12,596                   11,668
       9/30/93                    12,624                   11,579
      10/31/93                    13,057                   11,818
      11/30/93                    12,921                   11,706
      12/31/93                    13,066                   11,847
       1/31/94                    13,668                   12,250
       2/28/94                    13,442                   11,918
       3/31/94                    12,716                   11,398
       4/30/94                    12,558                   11,544
       5/31/94                    12,553                   11,734
       6/30/94                    12,261                   11,446
       7/31/94                    12,769                   11,822
       8/31/94                    13,304                   12,307
       9/30/94                    12,895                   12,006
      10/31/94                    13,029                   12,275
      11/30/94                    12,370                   11,828
      12/31/94                    12,484                   12,004
       1/31/95                    12,820                   12,315
       2/28/95                    13,389                   12,795
       3/31/95                    13,754                   13,173
       4/30/95                    14,122                   13,560
       5/31/95                    14,655                   14,102
       6/30/95                    14,907                   14,430
       7/31/95                    15,559                   14,909
       8/31/95                    15,747                   14,946
       9/30/95                    16,179                   15,577
      10/31/95                    16,221                   15,521
      11/30/95                    16,915                   16,202
      12/31/95                    17,273                   16,515
       1/31/96                    17,762                   17,077
       2/29/96                    18,147                   17,235
       3/31/96                    18,289                   17,401
       4/30/96                    18,524                   17,657
       5/31/96                    18,894                   18,113
       6/30/96                    18,806                   18,182
       7/31/96                    17,789                   17,379
       8/31/96                    18,477                   17,745
       9/30/96                    18,977                   18,744
      10/31/96                    19,243                   19,261
      11/30/96                    20,889                   20,717
      12/31/96                    20,706                   20,306
       1/31/97                    21,397                   21,575
       2/28/97                    21,756                   21,744
       3/31/97                    20,989                   20,851
       4/30/97                    21,811                   22,095
       5/31/97                    23,093                   23,441
       6/30/97                    23,674                   24,491
       7/31/97                    25,233                   26,439
       8/31/97                    24,697                   24,958
       9/30/97                    26,177                   26,325
      10/31/97                    24,853                   25,446
      11/30/97                    25,454                   26,624
      12/31/97                    26,030                   27,081
       1/31/98                    26,129                   27,381
       2/28/98                    27,676                   29,355
       3/31/98                    28,792                   30,859
       4/30/98                    28,234                   31,169
       5/31/98                    28,108                   30,633
       6/30/98                    28,151                   31,878
       7/31/98                    26,963                   31,538
       8/31/98                    23,094                   26,978
       9/30/98                    24,417                   28,707
      10/31/98                    26,568                   31,041
      11/30/98                    28,085                   32,923
      12/31/98                    28,596                   34,820
       1/31/99                    27,901                   36,276
       2/28/99                    26,838                   35,149
       3/31/99                    26,774                   36,555
       4/30/99                    29,585                   37,971
       5/31/99                    30,384                   37,074
       6/30/99                    31,526                   39,132
       7/31/99                    31,176                   37,910
       8/31/99                    30,868                   37,721
       9/30/99                    29,973                   36,689
      10/31/99                    30,056                   39,010
      11/30/99                    29,582                   39,803
      12/31/99                    29,706                   42,148
       1/31/00                    27,918                   40,031
       2/29/00                    25,235                   39,272
       3/31/00                    29,103                   43,114
       4/30/00                    29,027                   41,817
       5/31/00                    30,284                   40,959
       6/30/00                    29,297                   41,969

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 12/30/91), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. SEE PAGE 24 FOR FOOTNOTES, WHICH WILL INCLUDE ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

TOP 10 HOLDINGS                  % of Total Investments
-------------------------------------------------------
WASHINGTON MUTUAL, INC.                   5.5%
Financial & Business Services
-------------------------------------------------------
ACE LTD.                                  5.1%
Financial & Business Services
-------------------------------------------------------
DEERE & CO.                               5.0%
Capital Goods
-------------------------------------------------------
TENET HEALTHCARE CORP.                    4.4%
Health Care
-------------------------------------------------------
XL CAPITAL LTD.                           4.3%
Financial & Business Services
-------------------------------------------------------
R & B FALCON CORP.                        3.7%
Energy
-------------------------------------------------------
RAYTHEON CO. `B'                          3.6%
Aerospace
-------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.          3.5%
Financial & Business Services
-------------------------------------------------------
AON CORP.                                 3.3%
Financial & Business Services
-------------------------------------------------------
PETROLEO BRASILEIRO SA                    3.2%
Energy
-------------------------------------------------------
TOP TEN TOTAL                            41.6%
-------------------------------------------------------

TOP 5 RELATED
INDUSTRIES                      % of Total Investments
------------------------------------------------------
FINANCIAL & BUSINESS SERVICES             29.7%
------------------------------------------------------
CONSUMER STAPLES                          11.1%
------------------------------------------------------
ENERGY                                    10.1%
------------------------------------------------------
AEROSPACE                                  8.6%
------------------------------------------------------
COMMUNICATIONS                             8.2%
------------------------------------------------------

PORTFOLIO COMPOSITION
-----------------------------------------
COMMON STOCK                        96.1%
-----------------------------------------
CASH EQUIVALENTS                     3.9%
-----------------------------------------


-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

PIMCO Value Fund Class D shares returned -7.07% for the twelve-month period ended June 30, 2000.

  Management of PIMCO Value Fund was shifted from NFJ Investment Group to PIMCO Equity Advisors on May 8, 2000. The new manager will continue to focus on low valuation stocks, but will purchase only those issues in that universe that show a strong catalyst for change.

  The Fund's exposure to the energy sector, which benefited from significantly higher prices for oil, gas and natural gas liquids, helped its performance during this year. Ultramar Diamond Shamrock, an independent petroleum refining company, reported strong revenues as a result of higher profit margins and increased demand. The company recently announced the completion of the Colorado Springs pipeline expansion project, which should help its efforts to grow earnings and returns through integrated operations. This news, accompanied with the ever-increasing demand for power generation, helped boost the stock's price significantly this year.

   The financial services sector posted lackluster returns during this period. As a result of the rising interest rates, J.P. Morgan, Federal Home Loan Management and Washington Mutual all suffered. These companies witnessed a drop in their respective stock prices as profit margins narrowed because of the hike in interest rates. In addition, indications of a slowing economy in the first half of 2000 caused financial services companies to be unpopular with investors.

  The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors for much of the year, despite exceeding its earnings expectations.

  The area was unpopular with investors in the second half of 1999 because of external problems, such as class-action lawsuits and federal attempts at HMO legislation, which received much attention from the press. Aetna, one of the Fund's largest holdings, saw its profits squeezed by rising medical costs.

  Looking ahead, the manager is optimistic that value stocks will once again return to favor. The manager believes the Fund's philosophy of investing in low valuation stocks with a catalyst should bode well for PIMCO Value Fund.

June 30, 2000


FOOTNOTES
--------------------------------------------------------------------------------


A few notes and definitions are needed for a complete understanding of the performance figures.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Average Annual return measures performance, assuming that all dividends and capital gains distributions were reinvested.

The PIMCO stock funds can invest a portion of their assets in foreign securities, which can involve special risks due to foreign economic and political developments. All holdings are subject to change. Both Global Innovation and Innovation Funds invest a substantial portion of their assets in related technology industries, which may be subject to additional risk and volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) these Funds can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Funds also normally invest a substantial portion of their assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Growth of $10,000 investment does not take into account any sales charges or expenses. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap 400 are indices of stocks of companies with larger-and medium-sized capitalizations, respectively. Russell 2000 Mid-Cap Index and Russell 1000 Value Index are indices representative of a mid-cap market and large-cap stocks with less than average growth orientation, respectively.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total return performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns and not are adjusted for sales charges.

FOR ADDITIONAL DETAILS ON THE PIMCO BOND FUNDS, CONTACT YOUR FINANCIAL ADVISOR TO RECEIVE A PROSPECTUS THAT CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-800-426-0107,
www.pimcofunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION FUND
June 30, 2000

                                                                   Value
                                                     Shares       (000s)
-------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.3%
-------------------------------------------------------------------------------------------------------------------

AEROSPACE 0.0%
Honeywell International, Inc.                             1     $      0
                                                                 -------
CAPITAL GOODS 6.5%
General Electric Co.                                365,900       19,393
Tyco International Ltd.                             259,300       12,284
Waters Corp. (b)                                     74,800        9,336
United Technologies Corp.                           125,400        7,383
Dover Corp.                                          77,800        3,156
                                                                 -------
                                                                  51,552
COMMUNICATIONS 2.2%
ADC Telecommunication, Inc. (b)                     122,800       10,300
ALLTEL Corp.                                        110,800        6,863
SBC Communications, Inc.                                  1            0
                                                                 -------
                                                                  17,163
CONSUMER DISCRETIONARY 7.1%
Wal-Mart Stores, Inc.                               197,100       11,358
CVS Corp.                                           274,600       10,984
Gemstar International Group Ltd. (b)                129,400        7,952
McGraw-Hill Companies, Inc.                         137,500        7,425
Harley-Davidson, Inc.                               173,300        6,672
Home Depot, Inc.                                     82,450        4,117
Sears Roebuck & Co.                                 123,900        4,042
Kohls Corp. (b)                                      71,500        3,977
Delphi Automotive Systems                                 1            0
                                                                 -------
                                                                  56,527
CONSUMER SERVICES 3.2%
Viacom, Inc. `B' (b)                                196,763       13,417
New York Times Co.                                  161,300        6,371
Gannett, Inc.                                       100,400        6,005
                                                                 -------
                                                                  25,793
CONSUMER STAPLES 5.2%
Safeway, Inc. (b)                                   252,700       11,403
Kroger Co. (b)                                      487,400       10,753
Anheuser Busch Cos., Inc.                           139,800       10,441
Quaker Oats Co.                                     108,600        8,159
Sysco Corp.                                           7,500          316
                                                                 -------
                                                                  41,072
ENERGY 17.1%
Exxon Mobil Corp.                                   210,000       16,485
Anadarko Petroleum Corp.                            213,400       10,523
Baker Hughes, Inc.                                  285,900        9,149
Burlington Resources, Inc.                          232,300        8,885
Royal Dutch Petroleum Co.                           139,100        8,563
EOG Resources, Inc.                                 252,900        8,472
Apache Corp.                                        143,800        8,457
USX Marathon Group                                  330,600        8,286
Devon Energy Corp.                                  141,100        7,928
BP Amoco PLC SP - ADR                               136,744        7,735
Conoco, Inc.                                        307,600        7,555
Amerada Hess Corp.                                  121,300        7,490
Peco Energy Co.                                     183,800        7,409
Chevron Corp.                                        86,300        7,319
Dynegy, Inc.                                        103,600        7,077
Texaco, Inc.                                         75,900        4,042
Nabors Industries, Inc. (b)                           6,400          266
Enron Corp.                                           4,000          258
                                                                 -------
                                                                 135,899
FINANCIAL & BUSINESS SERVICES 10.6%
Citigroup, Inc.                                     184,750       11,131
MGIC Investment Corp.                               204,100        9,287
American Express                                    163,600        8,528
Hartford Financial Services Group, Inc.             145,400        8,133
MBNA Corp.                                          286,800        7,779
AFLAC, Inc.                                         168,300        7,731
Capital One Financial Corp.                         172,600        7,703
Fleet Boston Financial Corp.                        205,100        6,973
Marsh & McLennan Cos.                                66,500        6,945
Firstar Corp.                                       292,600        6,164
Federal National Mortgage Association                61,900        3,230
VeriSign, Inc. (b)                                    1,100          194
Paychex, Inc.                                         3,800          160
                                                                 -------
                                                                  83,958
HEALTH CARE 10.0%
Pfizer, Inc.                                        329,925       15,836
Immunex Corp. (b)                                   244,600       12,092
Allergan, Inc.                                      162,200       12,084
Schering-Plough Corp.                               227,300       11,479


                                                                   Value
                                                     Shares       (000s)
--------------------------------------------------------------------------
Merck & Co., Inc.                                   140,500     $ 10,766
Genentech, Inc. (b)                                  55,300        9,512
Pharmacia Corp.                                     152,600        7,888
                                                                 -------
                                                                  79,657
TECHNOLOGY 29.0%
Corning, Inc.                                        59,900       16,166
Intel Corp.                                         112,400       15,026
Nortel Networks Corp.                               200,400       13,677
Cisco Systems, Inc. (b)                             212,000       13,475
SDL, Inc. (b)                                        46,200       13,176
Ciena Corp. (b)                                      79,000       13,168
Amdocs Ltd. (b)                                     145,800       11,190
Scientific-Atlanta, Inc.                            149,600       11,145
JDS Uniphase Corp. (b)                               86,000       10,309
Micron Technology, Inc.                             112,100        9,873
Altera Corp. (b)                                     96,500        9,837
Compaq Computer Corp.                               381,600        9,755
Siebel Systems, Inc. (b)                             58,400        9,552
EMC Corp. (b)                                       123,500        9,502
Analog Devices, Inc. (b)                            118,100        8,976
Sun Microsystems, Inc. (b)                           96,400        8,767
Oracle Corp. (b)                                    103,100        8,668
Applied Materials, Inc. (b)                          91,800        8,319
Veritas Software Corp. (b)                           73,025        8,253
Texas Instruments, Inc.                             115,500        7,933
Teradyne, Inc. (b)                                   86,000        6,321
Computer Associates International, Inc.             102,200        5,231
Redback Networks, Inc. (b)                            3,100          552
Broadcom Corp. (b)                                    1,600          350
I2 Technologies, Inc. (b)                             2,800          292
America Online, Inc. (b)                              4,700          248
Linear Technology Corp.                               3,800          243
Network Appliance, Inc. (b)                           2,800          225
                                                                 -------
                                                                 230,229
UTILITIES 2.4%
Coastal Corp.                                       158,600        9,655
Calpine Corp. (b)                                   140,400        9,231
                                                                 -------
                                                                  18,886
                                                                 -------
Total Common Stocks                                              740,736
(Cost $576,274)                                                  =======

-------------------------------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 7.2%
-------------------------------------------------------------------------------------------------------------------

                                                  Principal
                                                     Amount
                                                     (000s)
REPURCHASE AGREEMENT 7.2%
State Street Bank
    5.850% due 07/03/2000                          $ 56,866       56,866
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.400% due 12/21/2001 valued at $51,004 and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $7,004.
    Repurchase proceeds are $56,893.)
                                                                 -------
Total Short-Term Instruments                                      56,866
(Cost $56,866)                                                   -------

TOTAL INVESTMENTS (a) 100.5%                                    $797,602
(Cost $633,140)

OTHER ASSETS AND LIABILITIES (NET) (0.5%)                        (3,792)
                                                                 -------
NET ASSETS 100.0%                                               $793,810
                                                                 =======

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $637,056 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                  $178,851

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (18,305)
                                                                 -------

Unrealized appreciation-net                                     $160,546
                                                                 =======

(b) Non-income producing security.

                                                  SEE ACCOMPANYING NOTES 25

SCHEDULE OF INVESTMENTS
EQUITY INCOME FUND
June 30, 2000

                                                                   Value
                                                     Shares       (000s)
-------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 96.7%
-------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS 7.7%
Tyco International Ltd.                              45,000      $ 2,132
General Electric Co.                                 35,000        1,855
Weatherford International, Inc. (b)                  35,000        1,393
                                                                  ------
                                                                   5,380
COMMUNICATIONS 10.6%
Cox Communications, Inc.                             35,000        2,150
Nokia Corp. SP - ADR                                 35,000        1,748
GTE Corp.                                            20,000        1,245
SBC Communications, Inc.                             28,000        1,211
Vodafone Group PLC SP - ADR                          25,000        1,036
                                                                  ------
                                                                   7,390
CONSUMER DISCRETIONARY 4.8%
General Motors Corp. `H'                             25,000        2,194
Wal-Mart Stores, Inc.                                20,000        1,152
                                                                  ------
                                                                   3,346
ENERGY 16.9%
Utilicorp United                                     90,000        2,138
Enron Corp.                                          30,000        1,935
EL Paso Energy Corp.                                 35,000        1,783
Peco Energy Co.                                      40,000        1,613
Exxon Mobil Corp.                                    20,000        1,570
Schlumberger Ltd.                                    20,000        1,493
Cooper Cameron Corp.(b)                              20,000        1,320
                                                                  ------
                                                                  11,852
FINANCIAL & BUSINESS SERVICES 19.4%
Citigroup, Inc.                                      40,000        2,410
Spieker Properties, Inc.                             42,000        1,932
Boston Properties, Inc.                              50,000        1,931
Morgan Stanley, Dean Witter, Discover and Co.        20,000        1,665
American International Group, Inc.                   14,000        1,645
Omnicom Group                                        18,000        1,603
American Express                                     30,000        1,564
Federal National Mortgage Association                15,000          783
                                                                  ------
                                                                  13,533
HEALTH CARE 11.1%
Schering-Plough Corp.                                35,000        1,767
Johnson & Johnson                                    17,000        1,732
Merck & Co., Inc.                                    20,000        1,532
American Home Products Corp.                         25,000        1,469
Medtronic, Inc.                                      25,000        1,245
                                                                  ------
                                                                   7,745
TECHNOLOGY 19.8%
EMC Corp. (b)                                        40,000        3,077
Jabil Circuit, Inc. (b)                              40,000        1,985
Hewlett Packard Co.                                  15,000        1,873
Scientific-Atlanta, Inc.                             25,000        1,863
Flextronics International Ltd. (b)                   25,000        1,717
Nortel Networks Corp.                                25,000        1,706
Intel Corp.                                          12,000        1,604
                                                                  ------
                                                                  13,825
UTILITIES 6.4%
Calpine Capital Trust II-144A                        35,000        2,538
Duke Energy Corp.                                    35,000        1,973
                                                                  ------
                                                                   4,511
                                                                  ------
Total Common Stocks                                               67,582
(Cost $66,147)                                                    ======

                                                  Principal
                                                     Amount        Value
                                                     (000s)       (000s)
-------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS & NOTES 2.9%
-------------------------------------------------------------------------------------------------------------------

TECHNOLOGY 2.9%
Nextel Communications
    5.250% due 01/15/2010                            $2,000      $ 2,030
                                                                  ------

Total Convertible Bonds & Notes                                    2,030
                                                                  ------
(Cost $1,914)

TOTAL INVESTMENTS (a) 99.6%                                      $69,612
(Cost $68,061)

OTHER ASSETS AND LIABILITIES (NET) 0.4%                              297
                                                                  ------

NET ASSETS 100.0%                                                $69,909
                                                                  ======


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $68,096 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $ 3,889

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                      (2,373)
                                                                  ------

Unrealized appreciation-net                                      $ 1,516
                                                                  ======

(b) Non-income producing security.

26 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
GLOBAL INNOVATION FUND
June 30, 2000

                                                                   Value
                                                      Shares      (000s)
-------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.2%
-------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS 1.2%
Waters Corp. (b)                                     10,000      $ 1,248
                                                                  ------

COMMUNICATIONS 7.3%
Nokia Corp. SP - ADR                                 40,000        1,998
Alcatel Alsthom SP - ADR                             29,000        1,929
ADC Telecommunication, Inc. (b)                      18,000        1,510
Telefonaktiebolaget LM Ericsson SP - ADR             70,000        1,400
SK Telecom Co. Ltd. SP - ADR                         21,000          763
                                                                  ------
                                                                   7,600
HEALTH CARE 10.3%
IDEC Pharmaceuticals Corp. (b)                       19,000        2,229
Elan Corp. PLC (b)                                   42,000        2,034
Genentech, Inc. (b)                                  11,000        1,892
Ivax Corp. (b)                                       36,000        1,494
Teva Pharmaceutical Industries Ltd.                  20,000        1,109
QLT Phototherapeutics, Inc. (b)                      13,600        1,051
COR Therapeutics, Inc. (b)                           12,000        1,024
                                                                  ------
                                                                  10,833
TECHNOLOGY 74.4%
Juniper Networks, Inc. (b)                           23,800        3,464
Nortel Networks Corp.                                45,000        3,071
Intel Corp.                                          20,400        2,727
EMC Corp. (b)                                        32,000        2,462
Cisco Systems, Inc. (b)                              38,100        2,422
Redback Networks, Inc. (b)                           13,000        2,314
I2 Technologies, Inc. (b)                            22,000        2,294
BEA Systems, Inc. (b)                                46,000        2,274
Dell Computer Corp. (b)                              46,000        2,268
Veritas Software Corp. (b)                           20,000        2,260
E-Tek Dynamics, Inc. (b)                              8,500        2,242
Extreme Networks, Inc. (b)                           21,000        2,216
Brocade Communications Systems, Inc. (b)             11,700        2,147
Flextronics International Ltd. (b)                   28,500        1,958
Applied Micro Circuits Corp. (b)                     19,000        1,876
Sycamore Networks, Inc.                              17,000        1,876
Oracle Corp. (b)                                     22,000        1,849
Micron Technology, Inc. (b)                          21,000        1,849
Bookham Technology PLC (b)                           31,000        1,837
Tibco Software, Inc. (b)                             17,000        1,823
Micromuse, Inc. (b)                                  11,000        1,820
Siebel Systems, Inc. (b)                             11,100        1,816
Rational Software Corp. (b)                          19,000        1,766
Broadcom Corp. (b)                                    7,500        1,642
Aether Systems, Inc. (b)                              8,000        1,640
Sun Microsystems, Inc. (b)                           18,000        1,637
Altera Corp. (b)                                     15,200        1,548
Applied Materials, Inc. (b)                          16,900        1,532
Scientific-Atlanta, Inc.                             20,000        1,490
SDL, Inc. (b)                                         5,000        1,426
Texas Instruments, Inc.                              20,000        1,374
Teradyne, Inc. (b)                                   18,500        1,360
ASM Lithography Holding (b)                          30,000        1,324
Dialog Semiconductor Ltd. (b)                        25,000        1,256
China Telecom (Hong Kong) Ltd. (b)                    7,000        1,245
Proxim, Inc. (b)                                     12,000        1,188
Inktomi Corp. (b)                                     9,500        1,123
QLogic Corp. (b)                                     15,500        1,024
Maxim Integrated Products, Inc. (b)                  14,100          958
PE Corp.-Celera Genomics Group (b)                   10,000          935
Integrated Device Technology, Inc. (b)               15,000          898
Yahoo, Inc. (b)                                       7,000          867
Comverse Technology, Inc. (b)                         9,000          837
Apple Computer, Inc. (b)                             15,000          786
Broadvision, Inc. (b)                                15,000          762
Interwoven, Inc. (b)                                  3,000          329
StorageNetworks, Inc. (b)                             1,900          171
                                                                  ------
                                                                  77,983
                                                                  ------
Total Common Stocks                                               97,664
(Cost $87,088)                                                    ======

                                                  Principal
                                                     Amount        Value
                                                     (000s)       (000s)
-------------------------------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 7.6%
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 7.6%
State Street Bank
    5.850% due 07/03/2000                            $7,962     $  7,962
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $8,125.
    Repurchase proceeds are $7,966.)

                                                                 -------
Total Short-Term Instruments                                       7,962
                                                                 =======
(Cost $7,962)

TOTAL INVESTMENTS (a) 100.8%                                    $105,626
(Cost $95,050)

OTHER ASSETS AND LIABILITIES (NET) (0.8%)                          (878)
                                                                 -------

NET ASSETS 100.0%                                               $104,748
                                                                 =======

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $95,889 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                  $ 12,532

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                      (2,795)
                                                                 -------

Unrealized appreciation-net                                       $9,737
                                                                 =======

(b) Non-income producing security.
                                                     SEE ACCOMPANYING NOTES 27

SCHEDULE OF INVESTMENTS
GROWTH FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 98.9%
--------------------------------------------------------------------------------------------
CAPITAL GOODS 3.9%
General Electric Co.                                       1,500,000         $      79,500
Tyco International Ltd.                                      750,000                35,531
                                                                             ---------------
                                                                                   115,031
COMMUNICATIONS 8.8%
Nokia Corp. SP - ADR                                       3,500,000               174,781
Telefonaktiebolaget LM Ericsson SP - ADR                   2,500,000                50,000
AT&T Corp. - Liberty Media Group `A' (b)                   1,300,000                31,525
                                                                             ---------------
                                                                                   256,306
CONSUMER DISCRETIONARY 7.5%
Wal-Mart Stores, Inc.                                      1,500,000                86,438
Home Depot, Inc.                                           1,000,000                49,937
Kohls Corp. (b)                                              800,000                44,500
Clear Channel Communications (b)                             500,000                37,500
                                                                             ---------------
                                                                                   218,375
ENERGY 4.3%
Enron Corp.                                                1,500,000                96,750
AES Corp. (b)                                                600,000                27,375
                                                                             ---------------
                                                                                   124,125
FINANCIAL & BUSINESS SERVICES 18.7%
Morgan Stanley, Dean Witter, Discover and Co.              1,500,000               124,875
Citigroup, Inc.                                            1,750,000               105,438
Omnicom Group                                              1,000,000                89,062
American International Group, Inc.                           750,000                88,125
American Express                                           1,500,000                78,187
Northern Trust Corp.                                         500,000                32,531
Federal National Mortgage Association                        500,000                26,094
                                                                             ---------------
                                                                                   544,312
HEALTH CARE 12.1%
Genentech, Inc. (b)                                          500,000                86,000
Johnson & Johnson                                            800,000                81,500
Amgen, Inc. (b)                                            1,000,000                70,250
Pfizer, Inc.                                               1,000,000                48,000
Schering-Plough Corp.                                        750,000                37,875
Medtronic, Inc.                                              600,000                29,887
                                                                             ---------------
                                                                                   353,512
TECHNOLOGY 43.6%
EMC Corp. (b)                                              3,000,000               230,812
Cisco Systems, Inc. (b)                                    2,500,000               158,906
Nortel Networks Corp.                                      2,000,000               136,500
JDS Uniphase Corp. (b)                                     1,000,000               119,875
Sun Microsystems, Inc. (b)                                 1,000,000                90,938
Texas Instruments, Inc.                                    1,000,000                68,688
Corning, Inc.                                                250,000                67,469
Oracle Corp. (b)                                             800,000                67,250
Intel Corp.                                                  400,000                53,475
Comverse Technology, Inc. (b)                                500,000                46,500
Applied Materials, Inc. (b)                                  500,000                45,313
Broadcom Corp. (b)                                           200,000                43,788
SDL, Inc. (b)                                                150,000                42,778
Applied Micro Circuits Corp. (b)                             350,000                34,563
Flextronics International Ltd. (b)                           500,000                34,344
Network Appliance, Inc. (b)                                  400,000                32,200
                                                                             ---------------
                                                                                 1,273,399
                                                                             ---------------
Total Common Stocks                                                              2,885,060
(Cost $1,771,224)                                                            ===============


                                                           Principal
                                                              Amount                Value
                                                              (000s)               (000s)
--------------------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------------------
INDUSTRIALS 0.0%
Cabbell Financial Grantor Trust (c)
    7.187% due 12/31/2002                              $         363         $         181

                                                                             ---------------
Total Corporate Bonds & Notes                                                          181
(Cost $361)                                                                  ===============

--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 1.0%
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 1.0%
State Street Bank
    5.850% due 07/03/2000                                     30,194                30,194
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    5.125% due 02/13/2004 valued at $30,800.
    Repurchase proceeds are $30,209.)

                                                                             ---------------
Total Short-Term Instruments                                                        30,194
                                                                             ===============
(Cost $30,194)

TOTAL INVESTMENTS (a) 99.9%                                                  $   2,915,435
(Cost $1,801,779)

OTHER ASSETS AND LIABILITIES (NET) 0.1%                                              2,663
                                                                             ---------------

NET ASSETS 100.0%                                                            $   2,918,098
                                                                             ===============

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,803,018 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               $   1,135,113

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                                   (22,696)
                                                                             ---------------

Unrealized appreciation-net                                                  $   1,112,417
                                                                             ===============

(b) Non-income producing security.

(c) Illiquid securities.


28 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
INNOVATION FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 98.5%
--------------------------------------------------------------------------------------------
COMMUNICATIONS 9.3%
Nokia Corp. SP - ADR                                       3,148,000         $     157,203
Telefonaktiebolaget LM Ericsson SP - ADR                   6,850,000               137,000
ADC Telecommunication, Inc. (b)                            1,075,000                90,166
Next Level Communications, Inc. (b)                          772,500                66,242
Alcatel Alsthom SP - ADR                                     850,000                56,525
                                                                             ---------------
                                                                                   507,136
CONSUMER DISCRETIONARY 4.0%
Gemstar International Group Ltd. (b)                       2,746,000               168,750
General Motors Corp. `H'                                     560,000                49,140
                                                                             ---------------
                                                                                   217,890
HEALTH CARE 4.3%
MedImmune, Inc. (b)                                        1,350,000                99,900
Forest Laboratories `A' (b)                                  909,000                91,809
IDEC Pharmaceuticals Corp. (b)                               392,800                46,080
                                                                             ---------------
                                                                                   237,789

TECHNOLOGY 80.9%
Micron Technology, Inc. (b)                                2,610,000               229,843
Siebel Systems, Inc. (b)                                   1,305,200               213,482
Intel Corp.                                                1,480,000               197,858
Cisco Systems, Inc. (b)                                    3,040,000               193,230
E-Tek Dynamics, Inc. (b)                                     706,300               186,331
Ciena Corp. (b)                                            1,085,000               180,856
Oracle Corp. (b)                                           2,019,000               169,722
Juniper Networks, Inc. (b)                                 1,126,200               163,932
Nortel Networks Corp.                                      2,400,000               163,800
Redback Networks, Inc. (b)                                   910,400               162,051
Brocade Communications Systems, Inc. (b)                     867,200               159,118
Xilinx, Inc. (b)                                           1,830,000               151,089
Applied Materials, Inc. (b)                                1,571,600               142,426
ASM Lithography Holding (b)                                3,179,100               140,278
Veritas Software Corp. (b)                                 1,148,450               129,793
Dell Computer Corp. (b)                                    2,450,000               120,816
Sycamore Networks, Inc. (b)                                1,085,000               119,757
Tibco Software, Inc. (b)                                   1,020,600               109,443
Vignette Corp. (b)                                         2,050,000               106,632
Check Point Software Technologies Ltd. (b)                   500,000               105,875
National Semiconductor Corp. (b)                           1,810,000               102,718
Rational Software Corp. (b)                                1,061,500                98,653
I2 Technologies, Inc. (b)                                    920,200                95,945
Portal Software, Inc. (b)                                  1,465,000                93,577
Broadvision, Inc. (b)                                      1,771,100                89,994
Network Appliance, Inc. (b)                                1,100,000                88,550
Texas Instruments, Inc.                                    1,240,000                85,173
JDS Uniphase Corp. (b)                                       618,000                74,083
SDL, Inc. (b)                                                250,000                71,297
Ariba, Inc. (b)                                              589,600                57,808
Sun Microsystems, Inc. (b)                                   628,400                57,145
RF Micro Devices, Inc. (b)                                   627,500                54,985
EMC Corp. (b)                                                670,000                51,548
Extreme Networks, Inc. (b)                                   397,500                41,936
Infospace, Inc. (b)                                          700,000                38,675
Phone.com, Inc. (b)                                          547,300                35,643
Analog Devices, Inc. (b)                                     410,000                31,160
Vitesse Semiconductor Co. (b)                                400,000                29,425
Foundry Networks, Inc. (b)                                   260,000                28,730
PE Corp.-PE Biosystems Group                                 380,000                25,032
Flextronics International Ltd. (b)                           275,000                18,889
Digital Microwave Corp. (b)                                  400,000                15,250
                                                                             ---------------
                                                                                 4,432,548
                                                                             ---------------
Total Common Stocks                                                              5,395,363
(Cost $3,710,170)                                                            ===============

                                                           Principal
                                                              Amount                Value
                                                              (000s)               (000s)
--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 2.1%
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 2.1%
State Street Bank
    5.850% due 07/03/2000                              $     113,785              $113,785
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Corporation
    6.390% due 10/01/2008 valued at $51,000,
    Federal Home Loan Bank
    5.823% due 05/06/2009 valued at $51,000, and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $14,064.
    Repurchase proceeds are $113,840.)

                                                                             ---------------
Total Short-Term Instruments                                                       113,785
(Cost $113,785)                                                              ===============


TOTAL INVESTMENTS (a) 100.6%                                                 $   5,509,148
(Cost $3,823,955)

OTHER ASSETS AND LIABILITIES (NET) (0.6%)                                          (29,992)
                                                                             ---------------

NET ASSETS 100.0%                                                            $   5,479,156
                                                                             ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,914,225 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               $   1,746,367

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                       (151,444)
                                                                             ---------------

Unrealized appreciation-net                                                  $   1,594,923
                                                                             ===============

(b) Non-income producing security.


                                                     SEE ACCOMPANYING NOTES 29

SCHEDULE OF INVESTMENTS
MID-CAP FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 94.3%
--------------------------------------------------------------------------------------------
AEROSPACE 0.4%
Northrop Grumman Corp.                                        69,000         $       4,571
                                                                             ---------------

BUILDING 1.0%
Lennar Corp.                                                 549,100                11,119
                                                                             ---------------

CAPITAL GOODS 3.0%
Waters Corp. (b)                                             153,500                19,159
Millipore Corp.                                              173,100                13,047
                                                                             ---------------
                                                                                    32,206
COMMUNICATIONS 2.8%
ADC Telecommunication, Inc. (b)                              205,300                17,220
Westwood One, Inc. (b)                                       389,800                13,302
                                                                             ---------------
                                                                                    30,522

CONSUMER DISCRETIONARY 5.0%
CDW Computer Centers, Inc. (b)                               206,400                12,900
Bed, Bath & Beyond, Inc. (b)                                 292,900                10,618
Dollar Tree Stores, Inc. (b)                                 265,650                10,510
Intimate Brands, Inc.                                        523,380                10,337
B.J.'s Wholesale Club, Inc. (b)                              300,300                 9,910
                                                                             ---------------
                                                                                    54,275

CONSUMER SERVICES 2.5%
Reader's Digest Assn., Inc. `A'                              363,600                14,453
Brinker International, Inc. (b)                              412,800                12,074
                                                                             ---------------
                                                                                    26,527

CONSUMER STAPLES 4.7%
Pepsi Bottling Group, Inc.                                   482,100                14,071
SUPERVALU, Inc.                                              662,300                12,625
McCormick & Co.                                              379,500                12,334
Keebler Foods Co.                                            321,400                11,932
                                                                             ---------------
                                                                                    50,962

ENERGY 16.8%
Apache Corp.                                                 288,900                16,991
Anadarko Petroleum Corp.                                     328,300                16,189
Devon Energy Corp.                                           278,700                15,659
EOG Resources, Inc.                                          464,700                15,568
Kerr McGee Corp.                                             250,200                14,747
Murphy Oil Corp.                                             236,400                14,051
Nabors Industries, Inc. (b)                                  336,500                13,986
USX Marathon Group                                           511,000                12,807
Ocean Energy, Inc. (b)                                       866,500                12,293
Dynegy, Inc.                                                 166,369                11,365
ENSCO International, Inc.                                    306,100                10,962
Noble Drilling Corp. (b)                                     257,600                10,610
Cooper Cameron Corp. (b)                                     158,200                10,441
BJ Services Co. (b)                                           79,600                 4,975
                                                                             ---------------
                                                                                   180,644

FINANCIAL & BUSINESS SERVICES 17.1%
Apartment Investment & Management Co. `A'                    375,700                16,249
Liberty Property Trust                                       582,500                15,109
Ace Ltd.                                                     528,100                14,787
Federated Investors, Inc. `B'                                418,400                14,670
Valassis Communications, Inc. (b)                            379,850                14,482
Duke-Weeks Realty Corp.                                      636,100                14,233
Ambac Financial Group, Inc.                                  238,700                13,084
Golden West Financial Corp.                                  316,800                12,929
Waddell & Reed Financial, Inc. `A'                           390,350                12,808
Lincoln National Corp.                                       353,200                12,759
Providian Financial Corp.                                    138,950                12,506
Capital One Financial Corp.                                  272,900                12,179
PMI Group, Inc.                                              253,500                12,041
Banknorth Group, Inc.                                        412,500                 6,316
                                                                             ---------------
                                                                                   184,152

HEALTH CARE 5.9%
Allergan, Inc.                                               280,500                20,897
IDEC Pharmaceuticals Corp. (b)                               147,700                17,327
Forest Laboratories `A' (b)                                  138,300                13,968
Invitrogen Corp. (b)                                         149,400                11,235
                                                                             ---------------
                                                                                    63,427

MATERIALS & PROCESSING 0.8%
Martin Marietta Materials, Inc.                              222,000                 8,977
                                                                             ---------------

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
TECHNOLOGY 31.7%
Integrated Device Technology, Inc. (b)                       322,100         $      19,286
Tektronix, Inc.                                              259,700                19,218
Brocade Communications Systems, Inc. (b)                     101,700                18,660
Ciena Corp. (b)                                              104,200                17,369
Dendrite International, Inc. (b)                             510,250                16,998
Microchip Technology, Inc. (b)                               275,000                16,023
Scientific-Atlanta, Inc.                                     213,600                15,913
Amdocs Ltd. (b)                                              200,600                15,396
Symbol Technologies, Inc.                                    279,500                15,093
Credence Systems Corp. (b)                                   273,400                15,088
Copper Mountain Networks (b)                                 169,800                14,964
Novellus Systems, Inc. (b)                                   262,900                14,870
Veritas Software Corp. (b)                                   123,325                13,938
ISS Group, Inc. (b)                                          129,900                12,826
Comverse Technology, Inc. (b)                                135,800                12,629
CSG Systems International, Inc. (b)                          221,600                12,423
SDL, Inc. (b)                                                 41,900                11,949
RF Micro Devices, Inc. (b)                                   133,500                11,698
Network Associates, Inc. (b)                                 548,700                11,180
SanDisk Corp. (b)                                            181,000                11,075
PerkinElmer, Inc.                                            163,400                10,805
Cypress Semiconductor Corp. (b)                              252,800                10,681
Scient Corp. (b)                                             227,300                10,030
JDS Uniphase Corp. (b)                                        61,000                 7,312
LSI Logic Corp. (b)                                          109,400                 5,921
                                                                             ---------------
                                                                                   341,345

UTILITIES 2.4%
Entergy Corp.                                                 477,500               12,982
Florida Progress Corp.                                        266,300               12,483
                                                                             ---------------
                                                                                    25,465
                                                                             ---------------
Total Common Stocks                                                              1,014,192
(Cost $827,710)                                                              ===============

                                                           Principal
                                                              Amount
                                                              (000s)
--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 6.3%
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 6.3%
State Street Bank
    5.850% due 07/03/2000                              $      68,041                68,041
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $51,002 and
    Federal National Mortgage Association
    6.350% due 06/22/2001 valued at $18,404.
    Repurchase proceeds are $68,074.)

                                                                             ---------------
Total Short-Term Instruments                                                        68,041
(Cost $68,041)                                                               ===============

TOTAL INVESTMENTS (a) 100.6%                                                 $   1,082,233
(Cost $895,751)

OTHER ASSETS AND LIABILITIES (NET) (0.6%)                                           (6,057)
                                                                             ---------------

NET ASSETS 100.0%                                                            $   1,076,176
                                                                             ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal incPome tax purposes of $900,208 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               $     203,233

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                                   (21,208)
                                                                             ---------------

Unrealized appreciation-net                                                  $     182,025
                                                                             ===============

(b) Non-income producing security.


30 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
RENAISSANCE FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 94.9%
--------------------------------------------------------------------------------------------
AEROSPACE 6.3%
Orbital Sciences Corp. (b)                                   890,400         $      10,852
Raytheon Co. `B'                                             480,000                 9,240
Litton Industries, Inc. (b)                                  131,700                 5,531
Raytheon Co. `A'                                             230,000                 4,470
                                                                             ---------------
                                                                                    30,093

CAPITAL GOODS 5.6%
CNH Global NV                                              2,016,800                18,655
Metso OYJ                                                    665,400                 8,004
                                                                             ---------------
                                                                                    26,659

COMMUNICATIONS 1.8%
Loral Space & Communications Ltd. (b)                        839,500                 5,824
MCI WorldCom, Inc. (b)                                        60,000                 2,753
                                                                             ---------------
                                                                                     8,577

CONSUMER DISCRETIONARY 5.2%
Tupperware Corp.                                             937,000                20,614
American Greetings Corp. `A'                                 230,000                 4,370
                                                                             ---------------
                                                                                    24,984

CONSUMER STAPLES 12.4%
Suiza Foods Corp. (b)                                        253,400                12,385
Tate & Lyle PLC                                            2,215,387                11,062
Tyson Foods, Inc.                                          1,191,200                10,423
Great Atlantic & Pacific Tea Co., Inc.                       568,700                 9,454
Philip Morris Cos., Inc.                                     260,000                 6,906
Corn Products International, Inc.                            191,400                 5,072
Dean Foods Co.                                               103,900                 3,292
Universal Foods                                               20,000                   386
                                                                             ---------------
                                                                                    58,980

ENERGY 8.5%
R & B Falcon Corp. (b)                                       661,000                15,575
Petroleo Brasileiro SA                                       330,000                 9,970
Diamond Offshore Drilling, Inc.                              200,000                 7,025
Ultramar Diamond Shamrock Corp.                              203,500                 5,049
Tidewater, Inc.                                               85,000                 3,060
                                                                             ---------------
                                                                                    40,679

ENVIRONMENTAL SERVICES 0.9%
Republic Services, Inc. (b)                                  283,100                 4,530
                                                                             ---------------

FINANCIAL & BUSINESS SERVICES 21.7%
Ace Ltd.                                                     924,500                25,886
Washington Mutual, Inc.                                      790,000                22,811
Everest Re Group Ltd.                                        338,200                11,118
Loews Corp.                                                  157,000                 9,420
UnumProvident Corp.                                          380,000                 7,624
Federal Home Loan Mortgage Corp.                             140,000                 5,670
Aon Corp.                                                    142,700                 4,433
Sovereign Bancorp, Inc.                                      600,000                 4,219
XL Capital Ltd.                                               74,300                 4,021
St. Paul Cos., Inc.                                           85,800                 2,928
Pacific Century Financial Corp.                              185,300                 2,710
AmeriCredit Corp. (b)                                        130,700                 2,222
Fremont General Corp.                                        257,000                 1,012
                                                                             ---------------
                                                                                   104,074

HEALTH CARE 11.6%
Foundation Health Systems, Inc. `A' (b)                    2,109,100                27,418
Aetna, Inc.                                                  252,600                16,214
Tenet Healthcare Corp. (b)                                   436,900                11,796
                                                                             ---------------
                                                                                    55,428

MATERIALS & PROCESSING 7.9%
IMC Global, Inc.                                             834,000                10,842
Ispat International NV                                       782,800                 7,437
Gaylord Container Corp. `A' (b)                            2,194,200                 5,897
Ucar International, Inc (b)                                  416,600                 5,442
Mercer International, Inc.                                   496,800                 4,130
Buenaventura SA                                              126,500                 2,190
Crompton Corp.                                               138,800                 1,700
                                                                             ---------------
                                                                                    37,638

TECHNOLOGY 3.1%
Arrow Electronics, Inc. (b)                                  412,600                12,791
Fluor Corp.                                                   34,800                 1,100
Xerox Corp.                                                   39,900                   828
                                                                             ---------------
                                                                                    14,719

TRANSPORTATION 1.2%
CSX Corp.                                                    276,500                 5,858
                                                                             ---------------

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
UTILITIES 8.7%
Niagara Mohawk Holdings, Inc. (b)                          1,380,200         $      19,236
Western Resources, Inc.                                      618,500                 9,587
PG&E Corp.                                                   150,000                 3,694
Entergy Corp.                                                120,000                 3,263
Edison International                                         150,000                 3,075
CMS Energy Corp.                                             122,500                 2,710
                                                                             ---------------
                                                                                    41,565
                                                                             ---------------
Total Common Stocks                                                                453,784
(Cost $459,783)                                                              ===============

--------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS & NOTES 0.9%
--------------------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
CONVERTIBLE BONDS & NOTES 0.9%
APP Finance VI Mauritius Ltd.
    0.000% due 11/18/2012                              $      18,000                 3,038
    3.500% due 04/30/2003                                      1,000                   734
APP Global Finance Ltd.
    2.000% due 07/25/2000                                        500                   611
                                                                             ---------------

Total Convertible Bonds & Notes                                                      4,383
(Cost $4,808)                                                                ===============

--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 3.7%
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.7%
State Street Bank
    5.850% due 07/03/2000                                     17,875                17,875
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $18,236.
    Repurchase proceeds are $17,884.)

                                                                             ---------------
Total Short-Term Instruments                                                        17,875
(Cost $17,875)                                                               ===============

TOTAL INVESTMENTS (a) 99.5%                                                  $     476,042
(Cost $482,466)

OTHER ASSETS AND LIABILITIES (NET) 0.5%                                              2,164
                                                                             ---------------

NET ASSETS 100.0%                                                            $     478,206
                                                                             ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $494,049 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
overtax cost.                                                                $      50,385

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                        (68,392)
                                                                             ---------------

Unrealized depreciation-net                                                  $     (18,007)
                                                                             ===============

(b) Non-income producing security.


                                                     SEE ACCOMPANYING NOTES 31

SCHEDULE OF INVESTMENTS
SELECT GROWTH FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 91.1%
--------------------------------------------------------------------------------------------
COMMUNICATIONS 4.5%
Nokia Corp. SP - ADR                                          15,000         $         749
                                                                             ---------------

CONSUMER DISCRETIONARY 5.1%
Wal-Mart Stores, Inc.                                         15,000                   864
                                                                             ---------------

ENERGY 3.8%
Enron Corp.                                                   10,000                   645
                                                                             ---------------

FINANCIAL & BUSINESS SERVICES 17.2%
American International Group, Inc.                            10,000                 1,175
Citigroup, Inc.                                               15,000                   904
Morgan Stanley, Dean Witter, Discover and Co.                 10,000                   833
                                                                             ---------------
                                                                                     2,912

HEALTH CARE 13.7%
Genentech, Inc. (b)                                            7,500                 1,290
Johnson & Johnson                                             10,000                 1,019
                                                                             ---------------
                                                                                     2,309

TECHNOLOGY 46.8%
Corning, Inc.                                                  5,000                 1,349
EMC Corp. (b)                                                 15,000                 1,154
Nortel Networks Corp.                                         15,000                 1,024
Cisco Systems, Inc. (b)                                       15,000                   953
Comverse Technology, Inc. (b)                                 10,000                   930
Sun Microsystems, Inc. (b)                                    10,000                   909
JDS Uniphase Corp. (b)                                         7,500                   899
Texas Instruments, Inc.                                       10,000                   687
                                                                             ---------------
                                                                                     7,905
                                                                             ---------------
Total Common Stocks                                                                 15,384
(Cost $14,220)                                                               ===============

--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 9.4%
--------------------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
REPURCHASE AGREEMENT 9.4%
State Street Bank
    5.850% due 07/03/2000                              $       1,591                 1,591
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $1,626.
    Repurchase proceeds are $1,592.)
                                                                             ---------------
Total Short-Term Instruments                                                         1,591
(Cost $1,591)                                                                ===============

TOTAL INVESTMENTS (a) 100.5%                                                 $      16,975
(Cost $15,811)

OTHER ASSETS AND LIABILITIES (NET) (0.5%)                                              (93)
                                                                             ---------------

NET ASSETS 100.0%                                                            $      16,882
                                                                             ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $15,814 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               $       1,405

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                                      (244)
                                                                             ---------------

Unrealized appreciation-net                                                  $       1,161
                                                                             ===============

(b) Non-income producing security.


32 SEE ACCOMPANYING NOTES

Schedule of Investments

TARGET FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 94.6%
--------------------------------------------------------------------------------------------
CAPITAL GOODS 4.3%
Waters Corp. (b)                                             400,000         $      49,925
Millipore Corp.                                              400,000                30,150
Weatherford International, Inc. (b)                          400,000                15,925
                                                                             ---------------
                                                                                    96,000

COMMUNICATIONS 5.5%
WinStar Communications, Inc. (b)                           1,100,000                37,263
Echostar Communications Corp. `A' (b)                        900,000                29,798
Nextlink Communications, Inc. `A' (b)                        550,000                20,866
Worldgate Communications, Inc. (b)                         1,000,000                17,750
Pinnacle Holdings, Inc. (b)                                  325,000                17,550
                                                                             ---------------
                                                                                   123,227

CONSUMER DISCRETIONARY 5.5%
Emmis Broadcasting Corp. `A' (b)                             750,000                31,031
Concord EFS, Inc. (b)                                      1,000,000                26,000
B.J.'s Wholesale Club, Inc. (b)                              700,000                23,100
Harley-Davidson, Inc.                                        600,000                23,100
Tiffany & Co.                                                300,000                20,250
                                                                             ---------------
                                                                                   123,481

CONSUMER SERVICES 1.3%
Pegasus Communications Corp. (b)                             600,000                29,438
                                                                             ---------------

ENERGY 1.3%
Cooper Cameron Corp. (b)                                     300,000                19,800
Grant Prideco, Inc. (b)                                      400,000                10,000
                                                                             ---------------
                                                                                    29,800

FINANCIAL & BUSINESS SERVICES 3.5%
Young & Rubicam, Inc.                                        500,000                28,594
Robert Half International, Inc. (b)                        1,000,000                28,500
Ace Ltd.                                                     750,000                21,000
                                                                             ---------------
                                                                                    78,094

HEALTH CARE 14.0%
Minimed, Inc. (b)                                            600,000                70,800
MedImmune, Inc. (b)                                          720,000                53,280
Cytyc Corp. (b)                                              800,000                42,700
Allergan, Inc.                                               450,000                33,525
Alkermes, Inc. (b)                                           700,000                32,988
Immunex Corp. (b)                                            500,000                24,719
Biogen, Inc. (b)                                             300,000                19,350
Sepracor, Inc. (b)                                           150,000                18,094
Shire Pharmaceuticals PLC SP - ADR (b)                       325,000                16,859
                                                                             ---------------
                                                                                   312,315

TECHNOLOGY 53.6%
SDL, Inc. (b)                                                500,000               142,594
Comverse Technology, Inc. (b)                              1,100,000               102,300
Sanmina Corp. (b)                                          1,000,000                85,500
Jabil Circuit, Inc. (b)                                    1,600,000                79,400
E-Tek Dynamics, Inc. (b)                                     225,000                59,358
PMC - Sierra, Inc. (b)                                       300,000                53,306
Ciena Corp. (b)                                              300,000                50,006
Network Appliance, Inc. (b)                                  600,000                48,300
JDS Uniphase Corp. (b)                                       350,000                41,956
Amdocs Ltd. (b)                                              525,000                40,294
RF Micro Devices, Inc. (b)                                   450,000                39,431
Rational Software Corp. (b)                                  400,000                37,175
Altera Corp. (b)                                             350,000                35,678
Redback Networks, Inc. (b)                                   200,000                35,600
Maxim Integrated Products, Inc. (b)                          500,000                33,969
Applied Micro Circuits Corp. (b)                             300,000                29,625
Teradyne, Inc. (b)                                           400,000                29,400
CommScope, Inc. (b)                                          700,000                28,700
LSI Logic Corp. (b)                                          500,000                27,063
Scientific-Atlanta, Inc.                                     350,000                26,075
Metromedia Fiber Network, Inc. `A' (b)                       650,000                25,797
American Tower Corp. `A' (b)                                 550,000                22,928
Cree, Inc. (b)                                               150,000                20,025
TranSwitch Corp. (b)                                         250,000                19,297
ANTEC Corp. (b)                                              400,000                16,625
Sirius Satellite Radio, Inc. (b)                             350,000                15,509
Gilat Satellite Networks Ltd. (b)                            200,000                13,875
Ulticom, Inc. (b)                                            500,000                12,008
Digital Lightwave, Inc. (b)                                  100,000                10,050

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc. `A' (b)          175,000         $       7,088
Exfo Electro Optical Engineering, Inc. (b)                   125,000                 5,484
                                                                             ---------------
                                                                                 1,194,416

TRANSPORTATION 1.2%
Kansas City Southern Industries, Inc.                        300,000                26,606
                                                                             ---------------

UTILITIES 4.4%
Calpine Corp. (b)                                          1,200,000                78,900
Avista Corp.                                               1,025,000                17,872
                                                                             ---------------
                                                                                    96,772
                                                                             ---------------
Total Common Stocks                                                              2,110,149
(Cost $1,146,692)                                                            ===============

--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.6%
--------------------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
REPURCHASE AGREEMENT 5.6%
State Street Bank
    5.850% due 07/03/2000                              $     125,130               125,130
    (Dated 06/30/2000. Collateralized by
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $51,003,
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $51,003, and
    Federal Home Loan Bank
    7.620% due 01/12/2010 valued at $25,634.
    Repurchase proceeds are $125,190.)

                                                                             ---------------
Total Short-Term Instruments                                                       125,130
(Cost $125,130)                                                              ===============

TOTAL INVESTMENTS (a) 100.2%                                                 $   2,235,279
(Cost $1,271,822)

OTHER ASSETS AND LIABILITIES (NET) (0.2%)                                           (4,507)
                                                                             ---------------

NET ASSETS 100.0%                                                            $   2,230,772
                                                                             ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,274,653 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               $   1,005,376

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                        (44,750)
                                                                             ---------------

Unrealized appreciation-net                                                  $     960,626
                                                                             ===============

(b) Non-income producing security.


                                                     SEE ACCOMPANYING NOTES 33

SCHEDULE OF INVESTMENTS
TAX-EFFICIENT EQUITY FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
 COMMON STOCKS 99.7%
--------------------------------------------------------------------------------------------
AEROSPACE 0.5%
Honeywell International, Inc.                                  4,175         $         141
Lockheed Martin Corp.                                          3,700                    92
General Dynamics Corp.                                           900                    47
Raytheon Co. `B'                                               1,500                    29
                                                                             ---------------
                                                                                       309

BUILDING 0.0%
Centex Corp.                                                     500                    12
                                                                             ---------------

CAPITAL GOODS 6.5%
General Electric Co.                                          47,910                 2,539
Tyco International Ltd.                                        5,200                   246
United Technologies Corp.                                      3,800                   224
Avery Dennison Corp.                                           1,300                    87
Illinois Tool Works, Inc.                                      1,400                    80
PPG Industries, Inc.                                           1,800                    80
ITT Industries, Inc.                                           1,900                    57
Navistar International Corp. (b)                               1,700                    53
Cooper Industries, Inc.                                        1,391                    45
Deere & Co.                                                    1,200                    44
TRW, Inc.                                                      1,000                    43
Paccar, Inc.                                                   1,000                    40
Ingersoll-Rand Co.                                               900                    36
Textron, Inc.                                                    400                    22
Briggs & Stratton                                                604                    21
Johnson Controls, Inc.                                           400                    21
Dover Corp.                                                      400                    16
Millipore Corp.                                                  200                    15
Caterpillar, Inc.                                                400                    14
Visteon Corp. (b)                                                720                     9
Minnesota Mining & Manufacturing Co.                             100                     8
Parker Hannifin Corp.                                            100                     3
Timken Co.                                                       100                     2
                                                                             ---------------
                                                                                     3,705

COMMUNICATIONS 6.4%
SBC Communications, Inc.                                      14,801                   640
AT&T Corp.                                                    16,350                   517
Verizon Communications                                         7,300                   371
MCI WorldCom, Inc. (b)                                         8,000                   367
BellSouth Corp.                                                8,200                   350
Nextel Communications, Inc. `A' (b)                            5,000                   306
GTE Corp.                                                      4,500                   280
U.S. West, Inc.                                                2,400                   206
MediaOne Group, Inc. (b)                                       3,000                   198
Sprint Corp. (FONGroup)                                        2,700                   138
ADC Telecommunication, Inc. (b)                                1,100                    92
Vodafone Group PLC SP - ADR                                    2,000                    83
ALLTEL Corp.                                                   1,000                    62
CenturyTel, Inc.                                                 500                    14
                                                                             ---------------
                                                                                     3,624

CONSUMER DISCRETIONARY 8.9%
Wal-Mart Stores, Inc.                                         20,700                 1,193
Home Depot, Inc.                                              11,300                   564
Time Warner, Inc.                                              6,800                   517
General Motors Corp.                                           4,900                   285
Eastman Kodak Co.                                              4,100                   244
Ford Motor Co.                                                 5,500                   237
UST, Inc.                                                     13,688                   201
Wm. Wrigley Jr. Co.                                            2,500                   200
Walgreen Co.                                                   5,900                   190
Gap, Inc.                                                      5,875                   184
Target Corp.                                                   1,900                   110
Jostens, Inc.                                                  3,698                    93
Newell Rubbermaid, Inc.                                        2,900                    75
Liz Claiborne, Inc.                                            2,100                    74
CVS Corp.                                                      1,800                    72
Dollar General Corp.                                           3,632                    71
McGraw-Hill Companies, Inc.                                    1,300                    70
Costco Wholesale Corp.                                         1,800                    59
Whirlpool Corp.                                                1,200                    56
Sears Roebuck & Co.                                            1,700                    55
Circuit City Stores                                            1,600                    53
Best Buy Co., Inc. (b)                                           800                    51

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
Avon Products, Inc.                                            1,100         $          49
Maytag Corp.                                                   1,287                    47
Lowe's Cos., Inc.                                              1,100                    45
Toys R US, Inc. (b)                                            3,000                    44
Federated Department Stores, Inc. (b)                          1,200                    41
Mattel, Inc.                                                   2,426                    32
RadioShack Corp.                                                 600                    28
Cendant Corp. (b)                                              1,995                    28
TJX Cos., Inc.                                                 1,336                    25
K Mart Corp. (b)                                               3,500                    24
Black & Decker Corp.                                             580                    23
Hasbro, Inc.                                                     900                    14
Tupperware Corp.                                                 300                     7
Consolidated Stores Corp. (b)                                    500                     6
Brunswick Corp.                                                  300                     5
                                                                             ---------------
                                                                                     5,072

CONSUMER SERVICES 3.2%
Viacom, Inc. `B' (b)                                          10,176                   694
Disney (Walt) Co.                                              5,800                   225
Tribune Co.                                                    5,500                   193
McDonald's Corp.                                               5,500                   181
Interpublic Group of Companies, Inc.                           3,400                   146
Gannett, Inc.                                                  1,600                    96
Waste Management, Inc.                                         3,800                    72
Knight-Ridder, Inc.                                            1,300                    69
Harrah's Entertainment, Inc. (b)                               2,100                    44
Hilton Hotels Corp.                                            4,005                    38
New York Times Co.                                               600                    24
Darden Restaurants, Inc.                                         400                     7
                                                                             ---------------
                                                                                     1,789

CONSUMER STAPLES 6.5%
Coca-Cola Co.                                                  6,177                   355
Kimberly-Clark Corp.                                           5,900                   339
Pepsico, Inc.                                                  6,600                   293
Philip Morris Cos., Inc.                                      10,700                   284
H.J. Heinz Co.                                                 5,000                   219
General Mills, Inc.                                            5,700                   218
Procter & Gamble Co.                                           3,700                   212
Seagram Co. Ltd.                                               3,300                   191
Gillette Co.                                                   4,800                   168
Bestfoods                                                      2,300                   159
Colgate-Palmolive Co.                                          2,600                   156
Unilever NV - NY                                               2,600                   112
Kroger Co.                                                     4,800                   106
Anheuser Busch Cos., Inc.                                      1,400                   105
Sara Lee Corp.                                                 4,900                    95
Alberto-Culver Co.                                             2,500                    76
Safeway, Inc. (b)                                              1,600                    72
Campbell Soup Co.                                              2,400                    70
Sysco Corp.                                                    1,600                    67
Albertson's, Inc.                                              1,900                    63
Kellogg Co.                                                    1,800                    54
Clorox Co.                                                     1,100                    49
Quaker Oats Co.                                                  600                    45
ConAgra, Inc.                                                  2,200                    42
Nabisco Group Holdings Corp.                                   1,500                    39
Adolph Coors Co. `B'                                             500                    30
Hershey Foods Corp.                                              600                    29
Ralston-Ralston Purina Group                                   1,400                    28
Archer-Daniels-Midland Co.                                     2,800                    27
                                                                             ---------------
                                                                                     3,703

ENERGY 6.0%
Exxon Mobil Corp.                                             19,519                 1,532
Royal Dutch Petroleum Co.                                      8,645                   532
AES Corp. (b)                                                  4,700                   214
Peco Energy Co.                                                4,800                   194
Chevron Corp.                                                  1,900                   161
Rowan Cos., Inc. (b)                                           4,800                   146
Helmerich & Payne, Inc.                                        3,500                   131
BP Amoco PLC SP - ADR                                          1,640                    93
Tosco Corp.                                                    2,500                    71
Conoco, Inc.                                                   2,823                    69
Amerada Hess Corp.                                             1,000                    62
Phillips Petroleum Co.                                         1,200                    61
Enron Corp.                                                      650                    42


34 SEE ACCOMPANYING NOTES

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
Texaco, Inc.                                                     700         $          37
Halliburton Co.                                                  695                    33
Sunoco, Inc.                                                     700                    21
                                                                             ---------------
                                                                                     3,399

ENVIRONMENTAL SERVICES 0.3%
Allied Waste Industries, Inc. (b)                             16,300                   163
Service Corp. International (b)                                3,000                    10
                                                                             ---------------
                                                                                       173

FINANCIAL & BUSINESS SERVICES 13.6%
Citigroup, Inc.                                               18,300                 1,103
Morgan Stanley, Dean Witter, Discover and Co.                  7,400                   616
American International Group, Inc.                             5,091                   598
Chase Manhattan Corp.                                         10,350                   477
State Street Corp.                                             3,700                   392
Wells Fargo Co.                                                9,300                   360
KeyCorp                                                       17,667                   311
American Express                                               5,700                   297
Bank of New York                                               6,200                   288
Charles Schwab Corp.                                           7,800                   262
Merrill Lynch & Co.                                            2,000                   230
MBNA Corp.                                                     8,200                   222
Paychex, Inc.                                                  5,250                   221
BankAmerica Corp.                                              3,411                   147
Federal National Mortgage Association                          2,700                   141
Marsh & McLennan Cos.                                          1,300                   136
Household International, Inc.                                  2,700                   112
Comerica, Inc.                                                 2,500                   112
MGIC Investment Corp.                                          2,366                   108
Mellon Financial Corp.                                         2,900                   106
Northern Trust Corp.                                           1,600                   104
Automatic Data Processing, Inc.                                1,800                    96
Omnicom Group                                                  1,000                    89
Golden West Financial Corp.                                    2,100                    86
Allstate Corp.                                                 3,600                    80
Bank One Corp.                                                 3,000                    80
Equifax, Inc.                                                  2,900                    76
Lehman Brothers Holdings, Inc.                                   800                    76
Sun Trust Banks, Inc.                                          1,500                    69
Washington Mutual, Inc.                                        2,350                    68
Providian Financial Corp.                                        700                    63
SLM Holding Corp.                                              1,700                    63
First Union Corp.                                              2,300                    57
Firstar Corp.                                                  2,728                    56
Bear Stearns Co., Inc.                                         1,127                    47
Associates First Capital Corp.                                 1,800                    40
Aon Corp.                                                      1,200                    37
AFLAC, Inc.                                                      800                    37
American General Corp.                                           600                    37
Lincoln National Corp.                                           880                    32
Dow Jones & Co., Inc.                                            400                    29
Fleet Boston Financial Corp.                                     829                    28
PNC Bank Corp.                                                   600                    28
Capital One Financial Corp.                                      600                    27
Progressive Corp.                                                300                    22
Young & Rubicam, Inc.                                            300                    17
Federal Home Loan Mortgage Corp.                                 310                    13
Morgan, J.P. & Co., Inc.                                         100                    11
Sabre Holdings Corp. (b)                                         361                    10
MBIA, Inc.                                                       200                    10
Franklin Resources, Inc.                                         200                     6
                                                                             ---------------
                                                                                     7,733

HEALTH CARE 11.7%
Pfizer, Inc.                                                  24,613                 1,181
Merck & Co., Inc.                                             10,400                   797
Amgen, Inc. (b)                                                8,983                   631
Bristol-Myers Squibb Co.                                       9,000                   524
Eli Lilly & Co.                                                5,200                   519
Johnson & Johnson                                              5,000                   509
American Home Products Corp.                                   5,900                   347
Schering-Plough Corp.                                          6,363                   321
Abbott Laboratories                                            6,600                   294
Medtronic, Inc.                                                5,700                   284
Pharmacia Corp.                                                4,109                   212
United Healthcare Corp.                                        1,900                   163
Wellpoint Health Networks, Inc. (b)                            2,000                   145
Becton Dickinson & Co.                                         4,600                   132

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
CIGNA Corp.                                                    1,300         $         122
Baxter International, Inc.                                     1,700                   120
Guidant Corp.                                                  1,700                    84
Biomet, Inc.                                                   2,000                    76
Boston Scientific Corp. (b)                                    3,000                    65
Aetna, Inc.                                                      600                    39
International Flavors & Fragrances                             1,112                    34
St. Jude Medical, Inc.                                           600                    28
Edwards Lifesciences Corp. (b)                                   340                     7
                                                                             ---------------
                                                                                     6,634

MATERIALS & PROCESSING 1.8%
Rohm & Haas Co.                                                6,900                   238
Alcoa, Inc.                                                    5,400                   157
E.I. Du Pont de Nemours, Inc.                                  2,868                   125
International Paper Co.                                        3,300                    98
Freeport-McMoran Copper & Gold, Inc. (b)                       8,900                    82
Sealed Air Corp. (b)                                           1,500                    79
Barrick Gold Corp.                                             2,500                    45
Engelhard Corp.                                                2,600                    44
W.R. Grace & Co. (b)                                           2,912                    35
Air Products & Chemicals                                       1,000                    31
Praxair, Inc.                                                    700                    26
Fort James Corp.                                                 900                    21
Sherwin-Williams Co.                                             700                    15
Nucor Corp.                                                      400                    13
FMC Corp. (b)                                                    100                     6
Ball Corp.                                                       100                     3
                                                                             ---------------
                                                                                     1,018

TECHNOLOGY 31.8%
Intel Corp.                                                   18,365                 2,455
Cisco Systems, Inc. (b)                                       31,400                 1,996
Microsoft Corp. (b)                                           24,400                 1,952
Oracle Corp. (b)                                              15,870                 1,334
Lucent Technologies, Inc.                                     15,400                   912
International Business Machines Corp.                          8,158                   894
Sun Microsystems, Inc. (b)                                     8,800                   800
EMC Corp. (b)                                                 10,400                   800
Dell Computer Corp. (b)                                       15,900                   784
Nortel Networks Corp.                                         10,200                   696
Hewlett Packard Co.                                            5,200                   649
Texas Instruments, Inc. (b)                                    8,000                   550
Applied Materials, Inc. (b)                                    5,932                   538
America Online, Inc. (b)                                       9,000                   475
Motorola, Inc.                                                10,200                   296
Network Appliance, Inc. (b)                                    3,400                   274
Yahoo, Inc. (b)                                                2,200                   273
Tellabs, Inc. (b)                                              3,700                   253
Qualcomm, Inc. (b)                                             3,200                   192
Computer Sciences Corp. (b)                                    2,000                   149
Agilent Technologies, Inc. (b)                                 1,983                   146
3Com Corp. (b)                                                 2,500                   144
Danaher Corp.                                                  2,800                   138
Corning, Inc.                                                    500                   135
Solectron Corp. (b)                                            3,200                   134
Sprint Corp. (PCS Group) (b)                                   2,168                   129
Gateway, Inc. (b)                                              2,200                   125
Computer Associates International, Inc.                        2,000                   102
Micron Technology, Inc. (b)                                    1,040                    92
Electronic Data Systems Corp.                                  2,000                    83
Compaq Computer Corp.                                          3,220                    82
Veritas Software Corp. (b)                                       600                    68
BMC Software, Inc. (b)                                         1,500                    54
Global Crossing Ltd. (b)                                       1,900                    50
PerkinElmer, Inc.                                                600                    40
Adobe Systems, Inc.                                              280                    36
Lexmark International Group, Inc. `A' (b)                        500                    34
Siebel Systems, Inc. (b)                                         200                    33
American Power Conversion Corp. (b)                              700                    29
Comverse Technology, Inc. (b)                                    300                    28
IMS Health, Inc. (b)                                             800                    14
Energizer Holdings, Inc. (b)                                     466                     9
Xilinx, Inc. (b)                                                 100                     8
Analog Devices, Inc. (b)                                         100                     8
Teradyne, Inc. (b)                                               100                     7
Maxim Integrated Products, Inc. (b)                              100                     7
PE Corp.-PE Biosystems Group                                     100                     7
Parametric Technology Corp. (b)                                  594                     7

                                                     SEE ACCOMPANYING NOTES 35

TAX-EFFICIENT EQUITY FUND
June 30, 2000

                                                                                    Value
                                                              Shares                (000s)
--------------------------------------------------------------------------------------------
Xerox Corp.                                                      290         $           6
Compuware Corp. (b)                                              411                     4
Citrix Systems, Inc. (b)                                         100                     2
Unisys Corp. (b)                                                 100                     1
                                                                             ---------------
                                                                                    18,034

TRANSPORTATION 1.0%
Kansas City Southern Industries, Inc.                          3,100                   275
Ryder System, Inc.                                             8,100                   153
Delta Air Lines, Inc.                                          1,500                    76
FDX Corp. (b)                                                  1,200                    46
Southwest Airlines Co.                                         1,600                    30
                                                                             ---------------
                                                                                       580

UTILITIES 1.5%
Coastal Corp.                                                  4,700                   286
Northern States Power-Mn                                      10,200                   206
Columbia Gas Systems, Inc.                                     1,800                   118
Duke Energy Corp.                                              1,000                    56
FirstEnergy Corp. (b)                                          2,116                    49
PG&E Corp.                                                     1,700                    42
Texas Utilities Co.                                            1,300                    38
DTE Energy Co.                                                 1,100                    34
Constellation Energy Group, Inc.                                 400                    13
                                                                             ---------------
                                                                                       842
                                                                             ---------------
Total Common Stocks                                                                 56,627
(Cost $46,063)                                                               ===============

--------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 0.4%
--------------------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
REPURCHASE AGREEMENT 0.4%
State Street Bank
    5.850% due 07/03/2000                              $         217                   217
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.000% due 11/15/2001 valued at $224.
    Repurchase proceeds are $217.)

                                                                             ---------------
Total Short-Term Instruments                                                           217
(Cost $217)                                                                  ===============

TOTAL INVESTMENTS (a) 100.1%                                                 $      56,844
(Cost $46,280)

OTHER ASSETS AND LIABILITIES (NET) (0.1%)                                              (37)
                                                                             ---------------

NET ASSETS 100.0%                                                            $      56,807
                                                                             ===============


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $46,808 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               $      12,663

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                         (2,627)
                                                                             ---------------

Unrealized appreciation-net                                                  $      10,036
                                                                             ===============

(b) Non-income producing security.


36 SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS
VALUE FUND
June 30, 2000

                                                                        Value
                                                 Shares                (000s)
-------------------------------------------------------------------------------
 COMMON STOCKS 94.0%
-------------------------------------------------------------------------------
AEROSPACE 8.5%
Raytheon Co. `B'                                   305,500             $ 5,881
Boeing Co.                                         116,000               4,850
Northrop Grumman Corp.                              50,000               3,313
                                                                       -------
                                                                        14,044
CAPITAL GOODS 4.9%
Deere & Co.                                        220,500               8,159
                                                                        ------

COMMUNICATIONS 8.0%
MCI WorldCom, Inc. (b)                             129,300               5,931
GTE Corp.                                           70,000               4,358
AT&T Corp.                                          95,000               3,003
                                                                        ------
                                                                        13,292
CONSUMER DISCRETIONARY 3.1%
Eastman Kodak Co.                                   70,000               4,165
Tupperware Corp.                                    41,000                 902
                                                                        ------
                                                                         5,067
CONSUMER SERVICES 1.5%
Waste Management, Inc.                             113,800               2,162
Central Newspapers, Inc. `A'                         6,000                 380
                                                                        ------
                                                                         2,542
CONSUMER STAPLES 10.9%
Philip Morris Cos., Inc.                           141,600               3,761
Kroger Co. (b)                                     146,100               3,223
Pepsi Bottling Group, Inc.                         100,000               2,919
SUPERVALU, Inc.                                    145,000               2,764
Sara Lee Corp.                                     120,200               2,321
Archer-Daniels-Midland Co.                         195,000               1,913
ConAgra, Inc.                                       61,900               1,180
                                                                        ------
                                                                        18,081
ENERGY 9.9%
Petroleo Brasileiro SA                             170,000               5,136
R & B Falcon Corp. (b)                             252,000               5,938
Diamond Offshore Drilling, Inc.                    140,000               4,918
Ultramar Diamond Shamrock Corp.                     20,000                 496
                                                                        ------
                                                                        16,488
FINANCIAL & BUSINESS SERVICES 29.1%
Washington Mutual, Inc.                            309,600               8,940
Ace Ltd.                                           298,400               8,355
XL Capital Ltd.                                    130,500               7,063
Federal Home Loan Mortgage Corp.                   138,800               5,621
Aon Corp.                                          170,000               5,281
Loews Corp.                                         85,000               5,100
UnumProvident Corp.                                171,300               3,437
Allstate Corp.                                     120,000               2,670
AmSouth Bancorp.                                    63,600               1,002
St. Paul Cos., Inc.                                 25,000                 853
                                                                        ------
                                                                        48,322
HEALTH CARE 6.6%
Tenet Healthcare Corp. (b)                         265,000               7,155
Aetna, Inc.                                         60,000               3,851
                                                                        ------
                                                                        11,006
MATERIALS & PROCESSING 0.5%
International Paper Co.                             28,000                 835
                                                                        ------

TECHNOLOGY 2.9%
Xerox Corp.                                        130,000               2,698
Compaq Computer Corp.                               82,400               2,106
                                                                        ------
                                                                         4,804
TRANSPORTATION 2.0%
CSX Corp.                                          160,000               3,390
                                                                        ------

UTILITIES 6.1%
PG&E Corp.                                         195,000               4,802
Public Service Enterprise Group, Inc.              100,000               3,463
DTE Energy Co.                                      60,000               1,834
                                                                       -------
                                                                        10,099
Total Common Stocks                                                    156,129
(Cost $157,108)                                                        =======



                                                    Principal
                                                      Amount             Value
                                                      (000s)             (000s)
-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 3.8%
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.8%
State Street Bank
    5.850% due 07/03/2000                          $ 6,355             $ 6,355
    (Dated 06/30/2000. Collateralized by
    Federal National Mortgage Association
    6.100% due 09/14/2001 valued at $6,484.
    Repurchase proceeds are $6,358.)

                                                                      --------
Total Short-Term Instruments                                             6,355
(Cost $6,355)                                                         ========

TOTAL INVESTMENTS (a) 97.8%                                           $162,484
(Cost $163,463)

OTHER ASSETS AND LIABILITIES (NET) 2.2%                                  3,689
                                                                      --------

NET ASSETS 100.0%                                                     $166,173
                                                                      ========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $163,839 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  7,458

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (8,813)
                                                                      ---------

Unrealized depreciation-net                                           $ (1,355)
                                                                      =========
(b) Non-income producing security.


                                                       SEE ACCOMPANYING NOTES 37

FINANCIAL HIGHLIGHTS - CLASS D

                               NET ASSET                      NET REALIZED/                           DIVIDENDS    DIVIDENDS IN
                               VALUE                          UNREALIZED GAIN    TOTAL INCOME FROM    FROM NET     EXCESS OF NET
SELECTED PER SHARE DATA        BEGINNING   NET INVESTMENT     (LOSS) ON          INVESTMENT           INVESTMENT   INVESTMENT
FOR THE YEAR OR PERIOD ENDED:  OF PERIOD   INCOME (LOSS)      INVESTMENTS        OPERATIONS           INCOME       INCOME
                               ----------  ----------------  --------------     ------------------   ----------   ---------------
CAPITAL APPRECIATION FUND
  06/30/2000                   $   26.63   $   (0.03)(a)     $   5.36 (a)       $     5.33           $  (0.05)    $    (0.03)
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  06/30/1999                       26.01        0.06 (a)         2.34 (a)             2.40              (0.13)          0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  04/08/1998-06/30/1998            25.41        0.02 (a)         0.58 (a)             0.60               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
EQUITY INCOME FUND
  06/30/2000                   $   15.59   $    0.35 (a)     $  (2.44)(a)       $    (2.09)          $  (0.29)    $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  06/30/1999                       16.04        0.40 (a)         1.27 (a)             1.67              (0.36)          0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  04/08/1998-06/30/1998            16.71        0.09 (a)        (0.66)(a)            (0.57)             (0.10)          0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
GLOBAL INNOVATION FUND
  03/31/2000 - 06/30/2000      $   20.17   $   (0.04)(a)     $  (1.19)(a)       $    (1.23)          $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
GROWTH FUND
  01/31/2000-06/30/2000        $   32.84   $   (0.11)        $   2.03           $     1.92           $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
INNOVATION FUND
  06/30/2000                   $   37.52   $   (0.59)(a)     $  42.18 (a)       $    41.59           $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  06/30/1999                       24.28       (0.29)(a)        14.79 (a)            14.50               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  04/08/1998-06/30/1998            21.50       (0.05)(a)         2.83 (a)             2.78               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
MID-CAP FUND
  06/30/2000                   $   22.90   $   (0.01)(a)     $   7.85 (a)       $     7.84           $  (0.01)    $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  06/30/1999                       23.99        0.03 (a)        (0.04)(a)            (0.01)             (0.01)          0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  04/08/1998-06/30/1998            23.97        0.00 (a)         0.02 (a)             0.02               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
RENAISSANCE FUND
  06/30/2000                   $   18.22   $    0.35 (a)     $  (0.13)(a)       $     0.22           $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  06/30/1999                       19.10        0.00 (a)         1.45 (a)             1.45               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  04/08/1998-06/30/1998            18.99        0.01 (a)         0.10 (a)             0.11               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
SELECT GROWTH FUND
  03/31/2000 - 06/30/2000      $   23.25   $    0.01 (a)     $   0.74 (a)       $     0.75           $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
TARGET FUND
  06/09/2000 - 06/30/2000      $   30.46   $   (0.01)(a)     $   0.69 (a)       $     0.68           $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
TAX-EFFICIENT EQUITY FUND
  06/30/2000                   $   11.59   $    0.02 (a)     $   0.61 (a)       $     0.63           $   0.00     $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  07/10/1998 - 06/30/1999          10.00        0.03 (a)         1.56 (a)             1.59               0.00           0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
VALUE FUND
  06/30/2000                   $   15.29   $    0.23 (a)     $  (1.34)(a)       $    (1.11)          $  (0.24)    $     0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  06/30/1999                       15.64        0.23 (a)         1.37 (a)             1.60              (0.23)          0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------
  04/08/1998-06/30/1998            15.99        0.04 (a)        (0.34)(a)            (0.30)             (0.05)          0.00
-----------------------------  ----------  ----------------  --------------     ------------------   ----------   ---------------

*Annualized
(a)Per share amounts based on average number of shares outstanding during the period.
(b)If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.94% for the period ended June 30, 2000.

38 SEE ACCOMPANYING NOTES

                                                    DISTRIBUTIONS IN
                               DISTRIBUTIONS FROM   EXCESS OF NET
SELECTED PER SHARE DATA        NET REALIZED         REALIZED CAPITAL                         NET ASSET VALUE
FOR THE YEAR OR PERIOD ENDED:  CAPITAL GAINS        GAINS              TOTAL DISTRIBUTIONS   END OF PERIOD     TOTAL RETURN
                               ------------------- ------------------ --------------------- ----------------- --------------
CAPITAL APPRECIATION FUND
  06/30/2000                   $   (5.00)           $     0.00         $     (5.08)          $    26.88           22.84%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  06/30/1999                       (1.65)                 0.00               (1.78)               26.63           10.17
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  04/08/1998-06/30/1998             0.00                  0.00                0.00                26.01            2.36
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
EQUITY INCOME FUND
  06/30/2000                   $   (0.48)           $    (2.16)        $     (2.93)          $    10.57          (13.15)%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  06/30/1999                       (1.76)                 0.00               (2.12)               15.59           12.21
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  04/08/1998-06/30/1998             0.00                  0.00               (0.10)               16.04           (3.43)
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
GLOBAL INNOVATION FUND
  03/31/2000 - 06/30/2000      $    0.00            $     0.00         $      0.00           $    18.94           (6.10)%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
GROWTH FUND
  01/31/2000-06/30/2000        $    0.00            $     0.00         $      0.00           $    34.76            5.85%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
INNOVATION FUND
  06/30/2000                   $   (6.39)           $     0.00         $     (6.39)          $    72.72          115.85%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  06/30/1999                       (1.26)                 0.00               (1.26)               37.52           61.62
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  04/08/1998-06/30/1998             0.00                  0.00                0.00                24.28           12.93
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
MID-CAP FUND
  06/30/2000                   $   (0.02)           $     0.00         $     (0.03)          $    30.71           34.24%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  06/30/1999                       (1.07)                 0.00               (1.08)               22.90            0.25
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  04/08/1998-06/30/1998             0.00                  0.00                0.00                23.99            0.08
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
RENAISSANCE FUND
  06/30/2000                   $   (2.59)           $    (0.86)        $     (3.45)          $    14.99            3.56%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  06/30/1999                       (2.33)                 0.00               (2.33)               18.22           10.01
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  04/08/1998-06/30/1998             0.00                  0.00                0.00                19.10            0.58
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
SELECT GROWTH FUND
  03/31/2000 - 06/30/2000      $    0.00            $     0.00         $      0.00           $    24.00            3.23%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
TARGET FUND
  06/09/2000 - 06/30/2000      $    0.00            $     0.00         $      0.00           $    31.14            2.23%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
TAX-EFFICIENT EQUITY FUND
  06/30/2000                   $    0.00            $     0.00         $      0.00           $    12.22            5.44%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  07/10/1998 - 06/30/1999           0.00                  0.00                0.00                11.59           15.90
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
VALUE FUND
  06/30/2000                   $   (0.57)           $    (2.00)        $     (2.81)          $    11.37           (7.07)%
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  06/30/1999                       (1.72)                 0.00               (1.95)               15.29           12.00
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------
  04/08/1998-06/30/1998             0.00                  0.00               (0.05)               15.64           (1.85)
-----------------------------  ------------------- ------------------ --------------------- ----------------- --------------

                                                               RATIO OF NET
                                                  RATIO OF     INVESTMENT
                                                  EXPENSES     INCOME (LOSS)
SELECTED PER SHARE DATA        NET ASSETS END     TO AVERAGE   TO AVERAGE     PORTFOLIO
FOR THE YEAR OR PERIOD ENDED:  OF PERIOD (000S)   NET ASSETS   NET ASSETS     TURNOVER RATE
                               ----------------- ------------ -------------- ---------------
CAPITAL APPRECIATION FUND
  06/30/2000                   $          524       1.11%        (0.10)%           119%
-----------------------------  ----------------- ------------ -------------- ---------------
  06/30/1999                              339       1.10          0.24             120
-----------------------------  ----------------- ------------ -------------- ---------------
  04/08/1998-06/30/1998                   118       1.10*         0.27*             75
-----------------------------  ----------------- ------------ -------------- ---------------
EQUITY INCOME FUND
  06/30/2000                   $            4       1.12%         2.93%            114%
-----------------------------  ----------------- ------------ -------------- ---------------
  06/30/1999                              106       1.10          2.73              76
-----------------------------  ----------------- ------------ -------------- ---------------
  04/08/1998-06/30/1998                   104       1.10*         2.23*             45
-----------------------------  ----------------- ------------ -------------- ---------------
GLOBAL INNOVATION FUND
  03/31/2000 - 06/30/2000      $          146       1.85%(b)*    (0.90)%*          131%
-----------------------------  ----------------- ------------ -------------- ---------------
GROWTH FUND
  01/31/2000-06/30/2000        $           11       1.16%*       (0.78)%*           72%
-----------------------------  ----------------- ------------ -------------- ---------------
INNOVATION FUND
  06/30/2000                   $       85,096       1.30%        (0.93)%           186%
-----------------------------  ----------------- ------------ -------------- ---------------
  06/30/1999                           18,366       1.30         (0.89)            119
-----------------------------  ----------------- ------------ -------------- ---------------
  04/08/1998-06/30/1998                   139       1.30*        (0.99)*           100
-----------------------------  ----------------- ------------ -------------- ---------------
MID-CAP FUND
  06/30/2000                   $          796       1.11%        (0.05)%           164%
-----------------------------  ----------------- ------------ -------------- ---------------
  06/30/1999                              359       1.10          0.16              85
-----------------------------  ----------------- ------------ -------------- ---------------
  04/08/1998-06/30/1998                   142       1.10*         0.03*             66
-----------------------------  ----------------- ------------ -------------- ---------------
RENAISSANCE FUND
  06/30/2000                   $        1,286       1.25%         2.21%            133%
-----------------------------  ----------------- ------------ -------------- ---------------
  06/30/1999                              192       1.25         (0.02)            221
-----------------------------  ----------------- ------------ -------------- ---------------
  04/08/1998-06/30/1998                   126       1.25*         0.21*            192
-----------------------------  ----------------- ------------ -------------- ---------------
SELECT GROWTH FUND
  03/31/2000 - 06/30/2000      $           10       1.25%         0.11%            170%
-----------------------------  ----------------- ------------ -------------- ---------------
TARGET FUND
  06/09/2000 - 06/30/2000      $           10       1.20%*       (0.69)%*           99%
-----------------------------  ----------------- ------------ -------------- ---------------
TAX-EFFICIENT EQUITY FUND
  06/30/2000                   $           11       1.11%         0.16%             32%
-----------------------------  ----------------- ------------ -------------- ---------------
  07/10/1998 - 06/30/1999                 869       1.11*         0.30*             13
-----------------------------  ----------------- ------------ -------------- ---------------
VALUE FUND
  06/30/2000                   $           46       1.11%         1.71%            196%
-----------------------------  ----------------- ------------ -------------- ---------------
  06/30/1999                              118       1.10          1.61             101
-----------------------------  ----------------- ------------ -------------- ---------------
  04/08/1998-06/30/1998                    98       1.10*         1.23*             77
-----------------------------  ----------------- ------------ -------------- ---------------


                                                       SEE ACCOMPANYING NOTES 39

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000


                                                   CAPITAL APPRECIATION
Amounts in thousands, except per share amounts     FUND                   EQUITY INCOME FUND   GLOBAL INNOVATION FUND   GROWTH FUND
                                                   --------------------- -------------------- ------------------------ -------------
ASSETS:

Investments, at value                              $           797,602   $           69,612   $           105,626      $  2,915,435
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Cash and foreign currency                                            3                    0                     1               449
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Receivable for investments sold and forward
foreign currency contracts                                       6,063               14,238                 1,549             1,808
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Receivable for Fund shares sold                                    400                  230                 3,208            13,661
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Interest and dividends receivable                                  444                  166                     4               316
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Manager reimbursement receivable                                     0                    0                    13                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Other assets                                                         0                    0                     0                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
                                                               804,512               84,246               110,401         2,931,669
=================================================  ===================== ==================== ======================== =============


LIABILITIES:

Payable for investments purchased and forward
foreign currency contracts                         $             8,297   $                0   $             5,399      $        440
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Due to Custodian                                                     0               13,997                     0                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Payable for Fund shares redeemed                                 1,693                  245                    60             8,545
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Dividends payable                                                    0                    0                     0                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Accrued investment advisory fee                                    320                   40                    76             1,260
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Accrued administration fee                                         209                   28                    45               997
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Accrued distribution fee                                            96                   18                    39             1,703
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Accrued servicing fee                                               87                    9                    19               626
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Other liabilities                                                    0                    0                    15                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
                                                                10,702               14,337                 5,653            13,571
=================================================  ===================== ==================== ======================== =============

NET ASSETS                                         $           793,810   $           69,909   $           104,748      $  2,918,098
=================================================  ===================== ==================== ======================== =============


NET ASSETS CONSIST OF:

Paid in capital                                    $           436,815   $           89,276   $            94,489      $  1,631,648
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Undistributed (overdistributed) net
investment income                                              125,087                   41                   522                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Accumulated undistributed net realized gain (loss)              67,446              (20,959)                 (839)          172,794
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Net unrealized appreciation (depreciation)                     164,462                1,551                10,576         1,113,656
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
                                                   $           793,810   $           69,909   $           104,748      $  2,918,098
=================================================  ===================== ==================== ======================== =============


NET ASSETS:

Class D                                            $               524   $                4   $               146      $         11
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------
Other Classes                                                  793,286               69,905               104,602         2,918,087
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------


SHARES ISSUED AND OUTSTANDING:

Class D                                                             20                    0                     8                 0
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class D                                            $             26.88   $            10.57   $             18.94      $      34.76
-------------------------------------------------  --------------------- -------------------- ------------------------ -------------

COST OF INVESTMENTS OWNED                          $           633,140   $           68,061   $            95,050      $  1,801,779
=================================================  ===================== ==================== ======================== =============
COST OF FOREIGN CURRENCY HELD                      $                 0   $                0   $                 0      $          0
=================================================  ===================== ==================== ======================== =============


40 SEE ACCOMPANYING NOTES


Amounts in thousands, except per share amounts     INNOVATION FUND   MID-CAP FUND   RENAISSANCE FUND   SELECT GROWTH FUND
                                                  ----------------- -------------- ------------------ --------------------
ASSETS:

Investments, at value                             $      5,509,148  $   1,082,233  $         476,042  $           16,975
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Cash and foreign currency                                    2,127              1                  0                   1
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Receivable for investments sold and forward
foreign currency contracts                                  48,797          5,036             11,130                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Receivable for Fund shares sold                             29,514          5,544                389                 656
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Interest and dividends receivable                              175            618              1,700                   1
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Manager reimbursement receivable                                 0              0                  0                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Other assets                                                     0              0                  0                   3
------------------------------------------------- ----------------- -------------- ------------------ --------------------
                                                         5,589,761      1,093,432            489,261              17,636
================================================= ================= ============== ================== ====================


LIABILITIES:

Payable for investments purchased and forward
foreign currency contracts                        $         90,546  $      14,258  $           6,251  $              722
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Due to Custodian                                                 0              0                  0                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Payable for Fund shares redeemed                            11,780          2,074              3,214                  14
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Dividends payable                                                0              0                  0                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Accrued investment advisory fee                              2,951            417                262                   7
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Accrued administration fee                                   1,731            279                174                   5
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Accrued distribution fee                                     2,468            125                274                   3
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Accrued servicing fee                                        1,129            103                109                   3
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Other liabilities                                                0              0                771                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------
                                                           110,605         17,256             11,055                 754
================================================= ================= ============== ================== ====================

NET ASSETS                                        $      5,479,156  $   1,076,176  $         478,206  $           16,882
================================================= ================= ============== ================== ====================


NET ASSETS CONSIST OF:

Paid in capital                                   $      3,572,912  $     629,783  $         473,353  $           15,879
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Undistributed (overdistributed) net
investment income                                          170,220        174,578             24,138                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Accumulated undistributed net realized gain (loss)          50,831         85,334            (12,862)               (162)
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Net unrealized appreciation (depreciation)               1,685,193        186,481             (6,423)              1,165
------------------------------------------------- ----------------- -------------- ------------------ --------------------
                                                  $      5,479,156  $   1,076,176  $         478,206  $           16,882
================================================= ================= ============== ================== ====================



NET ASSETS:

Class D                                           $         85,096  $         796  $           1,286  $               10
------------------------------------------------- ----------------- -------------- ------------------ --------------------
Other Classes                                            5,394,060      1,075,380            476,920              16,872
------------------------------------------------- ----------------- -------------- ------------------ --------------------


SHARES ISSUED AND OUTSTANDING:

Class D                                                      1,170             26                 86                   0
------------------------------------------------- ----------------- -------------- ------------------ --------------------


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class D                                           $          72.72  $       30.71  $           14.99  $            24.00
------------------------------------------------- ----------------- -------------- ------------------ --------------------

COST OF INVESTMENTS OWNED                         $      3,823,955  $     895,751  $         482,466  $           15,811
================================================= ================= ============== ================== ====================
COST OF FOREIGN CURRENCY HELD                     $              0  $           0  $               0  $                0
================================================= ================= ============== ================== ====================


                                                                TAX-EFFICIENT EQUITY
Amounts in thousands, except per share amounts     TARGET FUND  FUND                   VALUE FUND
                                                  ------------- ---------------------- ----------------
ASSETS:

Investments, at value                             $  2,235,279  $             56,844   $       162,484
------------------------------------------------- ------------- ---------------------- ----------------
Cash and foreign currency                                    1                     1               855
------------------------------------------------- ------------- ---------------------- ----------------
Receivable for investments sold and forward
foreign currency contracts                               1,344                     0             7,228
------------------------------------------------- ------------- ---------------------- ----------------
Receivable for Fund shares sold                         18,800                    35               143
------------------------------------------------- ------------- ---------------------- ----------------
Interest and dividends receivable                          227                    37               415
------------------------------------------------- ------------- ---------------------- ----------------
Manager reimbursement receivable                             0                     0                 0
------------------------------------------------- ------------- ---------------------- ----------------
Other assets                                                 0                     0                 0
------------------------------------------------- ------------- ---------------------- ----------------
                                                     2,255,651                56,917           171,125
================================================= ============= ====================== ================


LIABILITIES:

Payable for investments purchased and forward
foreign currency contracts                        $     14,261  $                  0   $         4,066
------------------------------------------------- ------------- ---------------------- ----------------
Due to Custodian                                             0                     0                 0
------------------------------------------------- ------------- ---------------------- ----------------
Payable for Fund shares redeemed                         7,160                    42               683
------------------------------------------------- ------------- ---------------------- ----------------
Dividends payable                                            0                     0                 0
------------------------------------------------- ------------- ---------------------- ----------------
Accrued investment advisory fee                          1,035                    22                68
------------------------------------------------- ------------- ---------------------- ----------------
Accrued administration fee                                 750                    17                52
------------------------------------------------- ------------- ---------------------- ----------------
Accrued distribution fee                                 1,205                    17                55
------------------------------------------------- ------------- ---------------------- ----------------
Accrued servicing fee                                      468                    12                28
------------------------------------------------- ------------- ---------------------- ----------------
Other liabilities                                            0                     0                 0
------------------------------------------------- ------------- ---------------------- ----------------
                                                        24,879                   110             4,952
================================================= ============= ====================== ================

NET ASSETS                                        $  2,230,772  $             56,807   $       166,173
================================================= ============= ====================== ================


NET ASSETS CONSIST OF:

Paid in capital                                   $    999,648  $             50,323   $       187,022
------------------------------------------------- ------------- ---------------------- ----------------
Undistributed (overdistributed) net
investment income                                      200,449                     0                94
------------------------------------------------- ------------- ---------------------- ----------------
Accumulated undistributed net realized gain (loss)      67,219                (4,080)          (19,964)
------------------------------------------------- ------------- ---------------------- ----------------
Net unrealized appreciation (depreciation)             963,456                10,564              (979)
------------------------------------------------- ------------- ---------------------- ----------------
                                                  $  2,230,772  $             56,807   $       166,173
================================================= ============= ====================== ================


NET ASSETS:

Class D                                           $         10  $                 11   $            46
------------------------------------------------- ------------- ---------------------- ----------------
Other Classes                                        2,230,762                56,796           166,127
------------------------------------------------- ------------- ---------------------- ----------------


SHARES ISSUED AND OUTSTANDING:

Class D                                                      0                     1                 4
------------------------------------------------- ------------- ---------------------- ----------------


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class D                                           $      31.14  $              12.22   $         11.37
------------------------------------------------- ------------- ---------------------- ----------------

COST OF INVESTMENTS OWNED                         $  1,271,822  $             46,280   $       163,463
================================================= ============= ====================== ================
COST OF FOREIGN CURRENCY HELD                     $          0  $                  0   $             0
================================================= ============= ====================== ================


                                                       SEE ACCOMPANYING NOTES 41

STATEMENTS OF OPERATIONS
For the year or period ended June 30, 2000

                                        CAPITAL APPRECIATION
Amounts in thousands                    FUND                  EQUITY INCOME FUND  GLOBAL INNOVATION FUND  GROWTH FUND
                                        --------------------  ------------------  ----------------------  -----------
INVESTMENT INCOME:
Dividends, net of foreign taxes         $              7,801  $            5,956  $                    4  $     9,034
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Interest and other income                              1,518                 130                     159        1,165
--------------------------------------  --------------------  ------------------  ----------------------  -----------
   Total Income                                        9,319               6,086                     163       10,199
======================================  ====================  ==================  ======================  ===========

EXPENSES:

Investment advisory fees                               4,181                 699                     158       13,318
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Administration fees                                    2,654                 463                     100       10,492
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Servicing fees - Class D                                   1                   0                       0            0
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Distribution and/or servicing fees -
  Other Classes                                        2,087                 418                     116       24,601
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Trustees' fees                                            65                  11                       0          174
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Organization costs                                         0                   0                      15            0
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Interest expense                                          32                  28                       0          309
--------------------------------------  --------------------  ------------------  ----------------------  -----------
   Total Expenses                                      9,020               1,619                     389       48,894
--------------------------------------  --------------------  ------------------  ----------------------  -----------
   Reimbursement by manager                                0                   0                     (13)           0
--------------------------------------  --------------------  ------------------  ----------------------  -----------
   Net Expenses                                        9,020               1,619                     376       48,894
--------------------------------------  --------------------  ------------------  ----------------------  -----------

NET INVESTMENT INCOME (LOSS)                             299               4,467                    (213)     (38,695)
======================================  ====================  ==================  ======================  ===========

NET REALIZED AND UNREALIZED GAIN
  (LOSS):

Net realized gain (loss) on
  investments                                        238,387             (14,073)                   (104)     200,296
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Net realized gain (loss) on foreign
  currency transactions                                    0                   0                       0            0
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Net change in unrealized appreciation
  (depreciation) on investments                      (57,892)            (17,836)                 10,576      540,201
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and written options                                      0                   0                       0            0
--------------------------------------  --------------------  ------------------  ----------------------  -----------
Net change in unrealized appreciation
  (depreciation) on translation of
  assets and liabilities denominated
  in foreign currencies                                    0                   0                       0            0
--------------------------------------  --------------------  ------------------  ----------------------  -----------

   Net Gain (Loss)                                   180,495             (31,909)                 10,472      740,497
--------------------------------------  --------------------  ------------------  ----------------------  -----------

NET INCREASE (DECREASE) IN ASSETS
   RESULTING FROM OPERATIONS            $            180,794  $          (27,442) $               10,259  $   701,802
======================================  ====================  ==================  ======================  ===========



42   SEE ACCOMPANYING NOTES

                                                                   RENAISSANCE  SELECT                    TAX-EFFICIENT
                                    INNOVATION FUND  MID-CAP FUND  FUND         GROWTH FUND  TARGET FUND  EQUITY FUND    VALUE FUND
                                    ---------------  ------------  -----------  -----------  -----------  -------------  ----------
INVESTMENT INCOME:

Dividends, net of foreign taxes     $           859  $      8,527  $     7,624  $        13  $     1,148  $         551  $    5,492
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Interest and other income                    11,772         2,298          983           26        3,681             22         373
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
   Total Income                              12,631        10,825        8,607           39        4,829            573       5,865
==================================  ===============  ============  ===========  ===========  ===========  =============  ==========

EXPENSES:

Investment advisory fees                     21,684         4,609        3,279           20        9,096            227         909
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Administration fees                          12,860         3,041        2,185           11        6,594            174         678
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Servicing fees - Class D                        116             1            1            0            0              1           0
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Distribution and/or servicing
  fees - Other Classes                       26,521         2,454        4,887           10       14,697            302       1,064
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Trustees' fees                                  180            67           38            0           99              3          14
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Organization costs                                0             0            0            0            0              0           0
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Interest expense                                 82            18           30            1           78              3           9
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
   Total Expenses                            61,443        10,190       10,420           42       30,564            710       2,674
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
   Reimbursement by manager                       0             0            0            0            0              0           0
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
   Net Expenses                              61,443        10,190       10,420           42       30,564            710       2,674
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------

NET INVESTMENT INCOME (LOSS)                (48,812)          635       (1,813)          (3)     (25,735)         (137)       3,191
==================================  ===============  ============  ===========  ===========  ===========  =============  ==========

NET REALIZED AND UNREALIZED GAIN
  (LOSS):

Net realized gain (loss) on
  investments                               503,921       263,486       30,824           11      303,095         (3,852)     (4,356)
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Net realized gain (loss) on
  foreign currency transactions                   0             0            8            0            0              0           0
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Net change in unrealized
  appreciation (depreciation) on
  investments                             1,278,026        39,729      (29,437)         989      731,179          7,274     (19,409)
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Net change in unrealized
  appreciation (depreciation) on
  futures contracts and written
  options                                         0             0            0            0            0              0           0
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------
Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities denominated in
  foreign currencies                              0             0            2            0            0              0           0
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------

   Net Gain (Loss)                        1,781,947       303,215        1,397        1,000    1,034,274          3,422     (23,765)
----------------------------------  ---------------  ------------  -----------  -----------  -----------  -------------  ----------

NET INCREASE (DECREASE) IN ASSETS
  RESULTING FROM OPERATIONS         $     1,733,135  $    303,850  $      (416) $       997  $ 1,008,539  $       3,285  $  (20,574)
==================================  ===============  ============  ===========  ===========  ===========  =============  ==========




                                                     SEE ACCOMPANYING NOTES   43

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                  GLOBAL
                                                                                                                  INNOVATION
Amounts in thousands                                  CAPITAL APPRECIATION FUND     EQUITY INCOME FUND            FUND
                                                      ----------------------------  ----------------------------  -----------------

                                                         Year Ended     Year Ended     Year Ended     Year Ended        Period from
                                                      June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999  December 31, 1999
                                                                                                                   to June 30, 2000

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income (loss)                          $         299  $       4,855  $       4,467  $       5,424  $            (213)
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Net realized gain (loss)                                    238,387        127,483        (14,073)        28,130               (104)
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Net change in unrealized appreciation (depreciation)        (57,892)       (27,333)       (17,836)        (8,864)            10,576
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Net increase (decrease) resulting from operations           180,794        105,005        (27,442)        24,690             10,259
====================================================  ============================  ============================  =================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class D                                                       (1)            (1)            (3)            (3)                 0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                             (1,826)        (5,605)        (4,567)        (5,316)                 0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
In excess of net investment income
   Class D                                                        0              0              0              0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                             (1,004)             0              0              0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
From net realized capital gains
   Class D                                                      (67)           (14)            (4)           (12)                 0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                           (168,437)       (70,693)        (5,768)       (22,655)                 0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
In excess of net realized capital gains
   Class D                                                        0              0            (18)             0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                                  0              0        (25,744)             0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Tax Basis Return of Capital
   Class D                                                        0              0              0              0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                                  0              0              0              0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------

Total Distributions                                        (171,335)       (76,313)       (36,104)       (27,986)                 0
====================================================  ============================  ============================  =================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class D                                                      176            360             28             89                147
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                            469,984        691,020         32,085         74,002            100,491
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Issued in reorganization
   Class D                                                        0              0              0              0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                                  0              0              0              0                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Issued as reinvestment of distributions
   Class D                                                       68             15             25             15                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                            155,392         62,910         35,239         27,156                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Cost of shares redeemed
   Class D                                                      (62)          (165)          (114)          (112)                (8)
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
   Other Classes                                           (944,833)      (802,749)      (135,813)       (97,556)            (6,141)
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
Net increase (decrease) resulting from Fund share
  transactions                                             (319,275)       (48,609)       (68,550)         3,594             94,489
----------------------------------------------------  ----------------------------  ----------------------------  -----------------

FUND REIMBURSEMENT FEE:                                           0              0              0              0                  0
====================================================  ============================  ============================  =================

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (309,816)       (19,917)      (132,096)           298            104,748
====================================================  ============================  ============================  =================

NET ASSETS:

Beginning of period                                       1,103,626      1,123,543        202,005        201,707                  0
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
End of period *                                       $     793,810  $   1,103,626  $      69,909  $     202,005  $         104,748
----------------------------------------------------  ----------------------------  ----------------------------  -----------------
*Including net undistributed (overdistributed)
  investment income of:                               $     125,087  $       1,527  $          41  $       4,946  $             522
----------------------------------------------------  ----------------------------  ----------------------------  -----------------



44   SEE ACCOMPANYING NOTES

                                         GROWTH FUND                   INNOVATION FUND               MID-CAP FUND
                                         ----------------------------  ----------------------------  ----------------------------

                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999
INCREASE (DECREASE) IN  NET ASSETS
  FROM:

OPERATIONS:

Net investment income (loss)             $     (38,695) $     (24,048) $     (48,812) $      (10,056) $         635  $       1,713
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Net realized gain  (loss)                      200,296        413,535        503,921          82,075        263,486            867
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Net change in  unrealized  appreciation
  (depreciation)                               540,201        (30,494)     1,278,026         250,804         39,729          7,029
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Net increase (decrease) resulting from
  operations                                   701,802        358,993      1,733,135         322,823        303,850          9,609
=======================================  ============================  =============================  ============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class D                                           0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                                     0              0              0               0         (3,122)          (423)
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
In excess of net investment income
   Class D                                           0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                                     0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
From net realized capital gains
   Class D                                           0              0         (3,624)           (143)             0             (9)
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                              (402,492)      (263,490)      (288,955)        (23,411)          (717)       (41,274)
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
In excess of net  realized capital
  gains
   Class D                                           0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                                     0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Tax Basis Return of Capital
   Class D                                           0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                                     0              0              0               0              0              0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------

Total Distributions                           (402,492)      (263,490)      (292,579)        (23,554)        (3,839)       (41,706)
=======================================  ============================  =============================  ============================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class D                                          10              0         67,827          30,881          1,141            438
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                             1,577,926      1,205,363      4,776,926       1,280,398         846,532       944,828
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Issued in reorganization
   Class D                                           0              0              0               0               0             0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                                     0              0              0               0               0             0
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Issued as reinvestment of distributions
   Class D                                           0              0          3,612             142               0            10
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                               374,099        246,482        270,134          21,993           3,495        38,508
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Cost of shares redeemed
   Class D                                           0              0        (22,315)        (15,840)           (767)         (229)
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
   Other Classes                            (1,766,297)    (1,228,138)    (2,322,487)       (738,267)     (1,082,361)     (737,211)
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
Net increase (decrease) resulting from
  Fund share transactions                      185,738        223,707     2,773,697          579,307       (231,960)       246,344
---------------------------------------  ----------------------------  -----------------------------  ----------------------------

FUND REIMBURSEMENT FEE:                              0              0             0                0              0              0
=======================================  ============================  =============================  ============================

TOTAL INCREASE (DECREASE) IN NET ASSETS        485,048        319,210     4,214,253          878,576         68,051        214,247
=======================================  ============================  =============================  ============================

NET ASSETS:
Beginning of period                          2,433,050      2,113,840     1,264,903          386,327      1,008,125        793,878
---------------------------------------  ----------------------------  -----------------------------  ----------------------------
End of period *                          $   2,918,098  $   2,433,050  $  5,479,156   $    1,264,903  $   1,076,176  $   1,008,125
---------------------------------------  ----------------------------  -----------------------------  ----------------------------

*Including net undistributed
  (overdistributed) investment income
  of:                                    $           0  $           1  $    170,220   $            0  $    174,578   $       1,312
---------------------------------------  ----------------------------  -----------------------------  ----------------------------

                                              RENAISSANCE FUND              SELECT GROWTH FUND
                                         ----------------------------  ----------------------------
                                            Year Ended     Year Ended     Year Ended     Year Ended
                                         June 30, 2000  June 30, 1999  June 30, 2000  June 30, 1999
INCREASE (DECREASE) IN  NET ASSETS
  FROM:

OPERATIONS:

Net investment income (loss)             $      (1,813) $      (4,312) $          (3) $        (125)
---------------------------------------  ----------------------------  ----------------------------
Net realized gain  (loss)                       30,832        100,928             11         47,076
---------------------------------------  ----------------------------  ----------------------------
Net change in  unrealized  appreciation
  (depreciation)                               (29,435)       (42,518)           989        (29,090)
---------------------------------------  ----------------------------  ----------------------------
Net increase (decrease) resulting from
  operations                                      (416)        54,098            997         17,861
=======================================  ============================  ============================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class D                                           0              0              0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                                     0              0              0              0
---------------------------------------  ----------------------------  ----------------------------
In excess of net investment income
   Class D                                           0              0              0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                                     0              0             (1)             0
---------------------------------------  ----------------------------  ----------------------------
From net realized capital gains
   Class D                                          (9)           (13)             0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                               (84,210)       (80,848)          (141)        (5,573)
---------------------------------------  ----------------------------  ----------------------------
In excess of net  realized capital
  gains
   Class D                                          (3)             0              0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                               (28,176)             0              0              0
---------------------------------------  ----------------------------  ----------------------------
Tax Basis Return of Capital
   Class D                                           0              0              0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                                     0              0            (69)             0
---------------------------------------  ----------------------------  ----------------------------

Total Distributions                           (112,398)       (80,861)          (211)        (5,573)
=======================================  ============================  ============================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class D                                       7,183             84             10              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                               214,839        306,855         16,140         36,540
---------------------------------------  ----------------------------  ----------------------------
Issued in reorganization
   Class D                                           0              0              0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                                     0              0              0              0
---------------------------------------  ----------------------------  ----------------------------
Issued as reinvestment of distributions
   Class D                                          11             13              0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                               103,652         74,646            196          5,571
---------------------------------------  ----------------------------  ----------------------------
Cost of shares redeemed
   Class D                                      (5,997)           (27)             0              0
---------------------------------------  ----------------------------  ----------------------------
   Other Classes                              (388,493)      (352,007)        (1,449)      (183,781)
---------------------------------------  ----------------------------  ----------------------------
Net increase (decrease) resulting from
  Fund share transactions                      (68,805)        29,564         14,897       (141,670)
---------------------------------------  ----------------------------  ----------------------------

FUND REIMBURSEMENT FEE:                              0              0              0              0
=======================================  ============================  ============================

TOTAL INCREASE (DECREASE) IN NET ASSETS        181,619          2,801         15,683       (129,382)
=======================================  ============================  ============================

NET ASSETS:
Beginning of period                            659,825        657,024          1,199        130,581
---------------------------------------  ----------------------------  ----------------------------
End of period *                          $     478,206  $     659,825  $      16,882  $       1,199
---------------------------------------  ----------------------------  ----------------------------

*Including net undistributed
  (overdistributed) investment income
  of:                                    $      24,138  $      41,268  $           0  $           0
---------------------------------------  ----------------------------  ----------------------------


                                                     SEE ACCOMPANYING NOTES   45

                                       TARGET FUND                   TAX-EFFICIENT EQUITY FUND        VALUE FUND
                                       ----------------------------  -------------------------------  ----------------------------

                                          Year Ended     Year Ended     Year Ended       Period from     Year Ended     Year Ended
Amounts in thousands                   June 30, 2000  June 30, 1999  June 30, 2000     July 10, 1998  June 30, 2000  June 30, 1999
                                                                                    to June 30, 1999

INCREASE (DECREASE) IN NET ASSETS
  FROM:

OPERATIONS:

Net investment income (loss)           $     (25,735) $     (12,880) $        (137) $            (27) $       3,191  $       3,245
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Net realized gain (loss)                     303,095        124,994         (3,852)             (228)        (4,356)        29,420
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Net change in unrealized appreciation
  (depreciation)                             731,179         38,444          7,274             3,290        (19,409)        (6,992)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Net increase (decrease) resulting
  from operations                          1,008,539        150,558          3,285             3,035        (20,574)        25,673
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class D                                         0              0              0                 0             (3)            (2)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                                   0              0              0                 0         (3,277)        (3,075)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
In excess of net investment income
   Class D                                         0              0              0                 0              0              0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                                   0              0              0                 0              0              0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
From net realized capital gains
   Class D                                         0              0              0                 0             (1)           (11)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                            (121,070)       (68,199)             0                 0         (8,630)       (26,320)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
In excess of net realized capital
  gains
   Class D                                         0              0              0                 0             (4)             0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                                   0              0              0                 0        (30,120)             0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------

Total Distributions                         (121,070)       (68,199)             0                 0        (42,035)       (29,408)
=====================================  =============  =============  =============  ================  =============  =============

FUND SHARE TRANSACTIONS:
Receipts for shares sold
   Class D                                        10              0              0               750            136              8
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                           2,483,035      1,343,981         41,110            29,356         98,549         99,132
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Issued in reorganization
   Class D                                         0              0              0                 0              0              0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                                   0              0              0                 0          1,373              0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Issued as reinvestment of
  distributions
   Class D                                         0              0              0                 0              6             13
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                             111,650         64,479              0                 0         39,960         28,058
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Cost of shares redeemed
   Class D                                         0              0           (794)                0           (202)             0
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
   Other Classes                          (2,417,633)    (1,510,777)       (14,745)           (5,190)      (142,678)      (131,197)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
Net increase (decrease) resulting
  from Fund share transactions               177,062       (102,317)        25,571            24,916         (2,856)        (3,986)
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   1,064,531        (19,958)        28,856            27,951        (65,465)        (7,721)
=====================================  =============  =============  =============  ================  =============  =============

NET ASSETS:
Beginning of period                        1,166,241      1,186,199         27,951                 0        231,638        239,359
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------
End of period *                        $   2,230,772  $   1,166,241  $      56,807  $         27,951  $     166,173  $     231,638
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------

*Including net undistributed
  (overdistributed) investment income
   of:                                 $     200,449  $      67,742  $           0  $             (5) $          94  $      10,727
-------------------------------------  -------------  -------------  -------------  ----------------  -------------  -------------



46   SEE ACCOMPANYING NOTES

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

1. ORGANIZATION

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

FOREIGN CURRENCY. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

MULTICLASS OPERATIONS. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

FEDERAL INCOME TAXES. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

FOREIGN TAXES ON DIVIDENDS. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation - $68,867; Equity Income Fund - $3,238; Global Innovation Fund - $516; Growth Fund - $159,737; Innovation Fund - $70,327; Mid-Cap Fund - $6,012; Renaissance Fund - $277,154; Select Growth Fund - $105; Tax-Efficient Equity Fund - $2,525; and Value Fund - $4,122.

June 30, 2000


FUTURES AND OPTIONS. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

FORWARD CURRENCY TRANSACTIONS. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

DELAYED DELIVERY TRANSACTIONS. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance and Select Growth Funds; 0.65% for the Innovation Fund; 1.00% for the Global Innovation Fund, and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

NEW ADVISORY FEE STRUCTURE. Effective April 1, 2000, PIMCO Core Equity Fund changed its name to PIMCO Select Growth Fund and increased its advisory fee from 0.57% to 0.60%.

ADMINISTRATION FEE. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.60% for the Global Innovation Fund, and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.60% for the Global Innovation Fund, and 0.40% for all other Funds.

DISTRIBUTION AND SERVICING FEES. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below

(calculated as a percentage of each Fund's average daily net assets attributable to each class):


                         Distribution Fee(%)       Servicing Fee(%)
--------------------------------------------------------------------------------
CLASS A
ALL FUNDS                                 --                   0.25

CLASS B

ALL FUNDS                               0.75                   0.25

CLASS C
ALL FUNDS                               0.75                   0.25

CLASS D
ALL FUNDS                                 --                   0.25


PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2000, PFD received $22,843,040 representing commissions (sales charges) and contingent deferred sales charges.

EXPENSES. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expense; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of Global Innovation Fund's administrative fees to the extent that the payment of each fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Fund's average daily net assets attributable to each class):


                        Inst'l Class   Admn. Class   Class A  Class B  Class C  Class D
-----------------------------------------------------------------------------------------
GLOBAL INNOVATION FUND         1.40%         1.65%     1.85%    2.60%    2.60%    1.85%

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):


                                   Non - U.S. Government/Agency
                              -------------------------------------
                                   Purchases             Sales
-------------------------------------------------------------------
CAPITAL APPRECIATION FUND     $    1,055,304    $    1,609,185
EQUITY INCOME FUND                   170,958           268,838
GLOBAL INNOVATION FUND               129,259            42,067
GROWTH FUND                        1,880,500         2,085,744
INNOVATION FUND                    8,262,248         5,850,236
MID-CAP FUND                       1,607,227         1,882,039
RENAISSANCE FUND                     705,776           881,016
SELECT GROWTH FUND                    19,188             5,846
TARGET FUND                        1,578,298         1,590,309
TAX EFFICIENT EQUITY FUND             41,160            15,783
VALUE FUND                           377,222           414,717


5. LINE OF CREDIT
Effective December 14, 1999, the funds entered into an unsecured $350,000,000 syndicated bank line of credit agreement with Citicorp USA, Inc. Under this syndicated agreement, Citicorp USA, Inc. will fund $150,000,000 and both Bank of New York and State Street Bank & Trust Company will each fund $100,000,000. Borrowings under the agreement bear interest at the Fed Funds rate plus 50 basis points or the Base Rate, which is typically the Prime Rate. The funds may borrow money solely for temporary purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 14, 1999 through June 30, 2000.

6. IN-KIND TRANSACTIONS
For the period ended June 30, 2000, the following fund incurred realized gains from in-kind redemptions of approximately (amount in thousands):


                                                  June 30, 2000
---------------------------------------------------------------
MID-CAP FUND                                    $         2,322


7. ACQUISITION BY ALLIANZ AG
On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

June 30, 2000

8. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):



                                                            CAPITAL APPRECIATION FUND
                                               ----------------------------------------------------

                                                 Year Ended 06/30/2000      Year Ended 06/30/1999
                                                  Shares        Amount       Shares        Amount
                                               ----------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                             7    $      176           14     $     360
---------------------------------------------- ----------------------------------------------------
   Other classes                                  18,246       469,984       27,601       691,020
---------------------------------------------- ----------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                             0             0            0             0
---------------------------------------------- ----------------------------------------------------
   Other classes                                       0             0            0             0
---------------------------------------------- ----------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                             3            68            1            15
---------------------------------------------- ----------------------------------------------------
   Other classes                                   6,604       155,392        2,673        62,910
---------------------------------------------- ----------------------------------------------------

COST OF SHARES REDEEMED
   Class D                                            (3)          (62)          (7)         (165)
---------------------------------------------- ----------------------------------------------------
   Other classes                                 (36,621)     (944,833)     (32,077)     (802,749)
---------------------------------------------- ----------------------------------------------------

NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS                       (11,764)   $ (319,275)      (1,795)    $ (48,609)
============================================== ====================================================


                                                                                                        GLOBAL INNOVATION
                                                                EQUITY INCOME FUND                             FUND
                                                 --------------------------------------------------- ------------------------
                                                                                                      Period From 12/31/1999
                                                   Year Ended 06/30/2000     Year Ended 06/30/1999             to 06/30/2000
                                                    Shares        Amount      Shares        Amount     Shares         Amount
                                                 --------------------------------------------------- ------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                               2     $      28           6     $      89          8      $     147
----------------------------------------------   --------------------------------------------------- ------------------------
   Other classes                                     2,792        32,085       5,060        74,002      5,903        100,491
----------------------------------------------   --------------------------------------------------- ------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                               0             0           0             0          0              0
----------------------------------------------   --------------------------------------------------- ------------------------
   Other classes                                         0             0           0             0          0              0
----------------------------------------------   --------------------------------------------------- ------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                               2            25           1            15          0              0
----------------------------------------------   --------------------------------------------------- ------------------------
   Other classes                                     3,296        35,239       1,924        27,156          0              0
----------------------------------------------   --------------------------------------------------- ------------------------

COST OF SHARES REDEEMED
   Class D                                             (11)         (114)         (7)         (112)         0             (8)
----------------------------------------------   --------------------------------------------------- ------------------------
   Other classes                                   (12,364)     (135,813)     (6,580)      (97,556)      (373)        (6,141)
----------------------------------------------   --------------------------------------------------- ------------------------

NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS                          (6,283)    $ (68,550)        404     $   3,594      5,538      $  94,489
==============================================   =================================================== ========================




                                                                SELECT GROWTH FUND
                                               ----------------------------------------------------
                                                 Year Ended 06/30/2000      Year Ended 06/30/1999
                                                  Shares        Amount       Shares        Amount
                                               ----------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                             0     $      10            0    $        0
---------------------------------------------- ----------------------------------------------------
   Other classes                                     710        16,140        1,899        36,540
---------------------------------------------- ----------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                             0             0            0             0
---------------------------------------------- ----------------------------------------------------
   Other classes                                       0             0            0             0
---------------------------------------------- ----------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                             0             0            0             0
---------------------------------------------- ----------------------------------------------------
   Other classes                                       9           196          278         5,571
---------------------------------------------- ----------------------------------------------------

COST OF SHARES REDEEMED
   Class D                                             0             0            0             0
---------------------------------------------- ----------------------------------------------------
   Other classes                                     (64)       (1,449)      (8,556)     (183,781)
---------------------------------------------- ----------------------------------------------------

NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS                           655     $  14,897       (6,379)   $ (141,670)
============================================== ====================================================


                                                                     TARGET FUND
                                                ---------------------------------------------------
                                                  Year Ended 06/30/2000     Year Ended 06/30/1999
                                                   Shares        Amount      Shares        Amount
                                                ---------------------------------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                              0     $      10           0    $        0
----------------------------------------------  ---------------------------------------------------
   Other classes                                  102,193     2,483,035      87,903     1,343,981
----------------------------------------------  ---------------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                              0             0           0             0
----------------------------------------------  ---------------------------------------------------
   Other classes                                        0             0           0             0
----------------------------------------------  ---------------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                              0             0           0             0
----------------------------------------------  ---------------------------------------------------
   Other classes                                    5,556       111,650       4,745        64,479
----------------------------------------------  ---------------------------------------------------

COST OF SHARES REDEEMED
   Class D                                              0             0           0             0
----------------------------------------------  ---------------------------------------------------
   Other classes                                 (100,861)   (2,417,633)    (99,158)   (1,510,777)
----------------------------------------------  ---------------------------------------------------

NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS                          6,888     $ 177,062      (6,510)   $ (102,317)
==============================================  ===================================================


9. REORGANIZATION

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                                 Value of                                Total Net
                                                      Shares       Shares    Total Net    Total Net      Assets of        Acquired
                                                   Issued by    Issued by    Assets of    Assets of      Acquiring          Fund's
                                                   Acquiring    Acquiring     Acquired    Acquiring     Fund After      Unrealized
Acquiring Fund      Acquired Fund            Date       Fund         Fund         Fund         Fund    Acquisition   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO               PIMCO
VALUE FUND          Value 25 Fund   March 3, 2000        137    $   1,373    $   1,373     $163,988       $165,361        $   (419)

                                                        GROWTH FUND                                  INNOVATION FUND
                                        ---------------------------------------------- ---------------------------------------------
                                        Year Ended 06/30/2000   Year Ended 06/30/1999  Year Ended 06/30/2000  Year Ended 06/30/1999
                                        Shares        Amount    Shares        Amount   Shares        Amount   Shares        Amount
                                        ---------------------------------------------- ---------------------------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                    0    $       10         0     $       0      981    $   67,827      951     $  30,881
--------------------------------------- ---------------------------------------------- ---------------------------------------------
   Other classes                         44,364     1,577,926    39,705     1,205,363   76,946     4,776,926   42,353     1,280,398
--------------------------------------- ---------------------------------------------- ---------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                    0             0         0             0        0             0        0             0
--------------------------------------- ---------------------------------------------- ---------------------------------------------
   Other classes                              0             0         0             0        0             0        0             0
--------------------------------------- ---------------------------------------------- ---------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                    0             0         0             0       64         3,612        5           142
--------------------------------------- ---------------------------------------------- ---------------------------------------------
   Other classes                         11,797       374,099     9,157       246,482    4,990       270,134      824        21,993
--------------------------------------- ---------------------------------------------- ---------------------------------------------
COST OF SHARES REDEEMED
   Class D                                    0             0         0             0     (365)      (22,315)    (472)      (15,840)
--------------------------------------- ---------------------------------------------- ---------------------------------------------


   Other classes                        (50,261)   (1,766,297)  (40,661)   (1,228,138) (38,991)   (2,322,487) (25,216)     (738,267)
---------------------------------------  ---------------------------------------------- --------------------------------------------
NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS                5,900    $  185,738     8,201     $ 223,707   43,625    $2,773,697   18,445     $ 579,307
======================================= ============================================== =============================================



                                                        MID-CAP FUND                                    RENAISSANCE FUND
                                        --------------------------------------------- ---------------------------------------------
                                        Year Ended 06/30/2000 Year Ended 06/30/1999   Year Ended 06/30/2000  Year Ended 06/30/1999
                                         Shares        Amount  Shares        Amount   Shares        Amount   Shares        Amount
                                        --------------------------------------------- ---------------------------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                   39   $     1,141        20   $      438       462   $     7,183        5   $       84
------------------------------------------------------------------------------------- --------------------------------------------
   Other classes                         33,275       846,532    43,026      944,828    14,422       214,839   17,955      306,855
------------------------------------------------------------------------------------- --------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                    0             0         0            0         0             0        0            0
------------------------------------------------------------------------------------- --------------------------------------------
   Other classes                              0             0         0            0         0             0        0            0
------------------------------------------------------------------------------------- --------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                    0             0         0           10         1            11        1           13
------------------------------------------------------------------------------------- --------------------------------------------
   Other classes                            141         3,495     1,803       38,508     7,945       103,652    4,948       74,646
------------------------------------------------------------------------------------- --------------------------------------------
COST OF SHARES REDEEMED
   Class D                                  (29)         (767)      (10)        (229)     (388)       (5,997)      (2)         (27)
------------------------------------------------------------------------------------- --------------------------------------------


   Other classes                        (42,392)   (1,082,361)  (33,835)    (737,211)  (26,405)     (388,493) (20,746)    (352,007)
------------------------------------------------------------------------------------- --------------------------------------------
NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS               (8,966)  $  (231,960)   11,004   $  246,344    (3,963)  $   (68,805)   2,161   $   29,564
===================================================================================== ============================================



                                                   TAX-EFFICIENT EQUITY FUND                             VALUE FUND
                                        --------------------------------------------- ---------------------------------------------
                                                              Period from 07/10/1998
                                        Year Ended 06/30/2000          to 06/30/1999  Year Ended 06/30/2000  Year Ended 06/30/1999
                                         Shares        Amount   Shares        Amount   Shares        Amount   Shares        Amount
                                        --------------------------------------------- ---------------------------------------------
RECEIPTS FOR SHARES SOLD
   Class D                                    0     $       0       75     $     750       10    $      136        1    $        8
--------------------------------------- --------------------------------------------- ---------------------------------------------
   Other classes                          3,587        41,110    2,851        29,356    7,845        98,549    6,890        99,132
--------------------------------------- --------------------------------------------- ---------------------------------------------

SHARES ISSUED IN REORGANIZATION
   Class D                                    0             0        0             0        0             0        0             0
--------------------------------------- --------------------------------------------- ---------------------------------------------
   Other classes                              0             0        0             0      137         1,373        0             0
--------------------------------------- --------------------------------------------- ---------------------------------------------

ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Class D                                    0             0        0             0        0             6        1            13
--------------------------------------- --------------------------------------------- ---------------------------------------------
   Other classes                              0             0        0             0    3,485        39,960    2,076        28,058
--------------------------------------- --------------------------------------------- ---------------------------------------------
COST OF SHARES REDEEMED
   Class D                                  (74)         (794)       0             0      (14)         (202)       0             0
--------------------------------------- --------------------------------------------- ---------------------------------------------


   Other classes                         (1,266)      (14,745)    (505)       (5,190) (12,020)     (142,678)  (9,111)     (131,197)
--------------------------------------- --------------------------------------------- ---------------------------------------------
NET (DECREASE) INCREASE RESULTING FROM
   FUND SHARE TRANSACTIONS                2,247     $  25,571    2,421     $  24,916     (557)   $   (2,856)    (143)   $   (3,986)
======================================= ============================================= =============================================



10. FEDERAL INCOME TAX MATTERS
As of June 30, 2000, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 9, the Value Fund acquired a capital loss carryforward from the Value 25 Fund. Use of the acquired capital loss carryforward may be limited under current tax laws. Additionally, the Capital Appreciation Fund, Equity Income Fund, Renaissance Fund, Select Growth Fund, Tax-Efficient Equity Fund, and Value Fund realized capital losses, in the amount of $20, $21,246,345, $1,586,042, $158,434, $2,191,620, $19,204,542,
respectively, during the period November 1, 1999 through June 30, 2000, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


                                         Capital Loss Carryforwards
                               --------------------------------------------
                                    Realized    Acquired
                                      Losses      Losses     Expiration
---------------------------------------------------------------------------
TAX-EFFICIENT EQUITY FUND         $   27,778   $    --       6/30/2007
                                   1,332,594        --       6/30/2008
VALUE FUND                                --    384,037      6/30/2005

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Class D Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Equity Income Fund, Global Innovation Fund, Growth Fund, Innovation Fund, Mid-Cap Fund, Renaissance Fund, Select Growth Fund, Target Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2000

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2000) regarding the status of the distributions made to the shareholders.

DIVIDEND RECEIVED DEDUCTION. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2000 which qualify for the corporate dividend-received deduction are as follows:


CAPITAL APPRECIATION FUND                               58.39%
EQUITY INCOME FUND                                      63.95%
INNOVATION FUND                                          0.15%
MID-CAP FUND                                            40.50%
RENAISSANCE FUND                                        14.42%
SELECT GROWTH FUND                                      12.01%
TARGET FUND                                              5.12%
VALUE FUND                                              38.57%


CAPITAL GAIN DISTRIBUTIONS. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2000, were in the amounts as follows:


                                                                                            Per Share       Per Share
                                                                                            Long-Term      Short-Term
                                                                                        Capital Gains   Capital Gains
---------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                                                                     4.99628              --

EQUITY INCOME FUND                                                                            1.85496         0.78284

GROWTH FUND                                                                                   5.66485              --

INNOVATION FUND                                                                               3.85703         2.53396

MID-CAP FUND                                                                                  0.01720              --

RENAISSANCE FUND                                                                              1.79690         1.65234

SELECT GROWTH FUND                                                                            0.67098         3.04478

TARGET FUND                                                                                   0.79431         1.00897

VALUE FUND                                                                                    1.11374         1.45284


Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2001, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.

PIMCO FUNDS: MULTI-MANAGER SERIES


--------------------------------------------------------------------------------
MANAGER                  PIMCO Advisors L.P., 800 Newport Center Drive,
                         Newport Beach, CA 92660
--------------------------------------------------------------------------------
DISTRIBUTOR              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902-6896
--------------------------------------------------------------------------------
CUSTODIAN                State Street Bank and Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105
--------------------------------------------------------------------------------
SHAREHOLDER              PFPC Global Fund Services, Inc., P.O. Box 9688,
SERVICING AGENT AND      Providence, RI  02940-9688
TRANSFER AGENT
--------------------------------------------------------------------------------
INDEPENDENT              PricewaterhouseCoopers LLP, 1055 Broadway,
ACCOUNTANT               Kansas City, MO 64105
--------------------------------------------------------------------------------
LEGAL COUNSEL            Ropes & Gray, One International Place,
                         Boston, MA 02110
--------------------------------------------------------------------------------
FOR ACCOUNT              For PIMCO Funds account information contact your
INFORMATION              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call
                         1-800-426-0107. Telephone representatives are available
                         Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com

         Visit the PIMCO Funds Innovation Center
         at www.pimcofunds.com

         When you're investing in a volatile sector like technology, incisive, accurate information could be your best ally. That's why we've created the PIMCO Funds Innovation Center at www.pimcofunds.com. Look to it for up-to-date market intelligence and commentary on the tech sector and PIMCO's tech-related funds. Highlights include:


                           / / INNOVATION NEWSLETTER An online version of our popular technology investing newsletter. Each monthly issue includes a market review and outlook from PIMCO Innovation and Global Innovation Fund portfolio manager, Dennis McKechnie.

                           / /      TIMELY MARKET COMMENTARY   PIMCO's analysis
                                    of unfolding market events.

       [GRAPHIC]           / /      MANAGER INTERVIEWS   Find out what PIMCO"s
                                    technology investment professionals have to say about market trends, global opportunities and fund-specific strategies.

                           / /      THEME ANALYSIS   The PIMCO "Innovation"
                                    investment approach focuses on eight
                                    industries or "themes" that drive the tech sector. Read our manager assessments of each.

                           / /      MEDIA HIGHLIGHTS   Media coverage of PIMCO's
                                    technology-based funds and managers.

The PIMCO Funds Innovation Center offers you a unique, balanced perspective on the tech sector and technology investing.

                           HOW TO GET THERE
                           To visit the Innovation Center, go to the PIMCO Funds home page at www.pimcofunds.com and click on "Innovation Center". Or simply point your browser to www.pimcofunds.com/innovationcenter.

                                                                    PZ032.8/00

                                                 -----------------
                                                     Bulk Rate
                                                   U.S. Postage
                                                       Paid
[LOGO]                                             Smithtown, NY
                                                  Permit NO. 700
                                                 -----------------


PIMCO FUNDS
DISTRIBUTORS LLC

2187 Atlantic Street
Stamford, CT 06902-6896

                                                             [LOGO] PIMCO FUNDS













                                                         ASSET ALLOCATION SERIES
                                            INSTITUTIONAL & ADMINISTRATIVE CLASS
                                                                   -------------
                                                                   ANNUAL REPORT
                                                                   June 30, 2000

CONTENTS
President's Message ............................... 1
Manager Roundtable ................................ 2
Financial Highlights .............................. 7
Statements of Assets and Liabilities .............. 8
Statements of Operations .......................... 9
Statements of Changes in Net Assets ...............10
Notes to Financial Statements .....................12

                                                FUND              SCHEDULE OF
                                                SUMMARY           INVESTMENTS
90/10 Portfolio ................................... 4                   11
60/40 Portfolio ................................... 5                   11
30/70 Portfolio ................................... 6                   11

PRESIDENT'S LETTER
DEAR PIMCO FUNDS SHAREHOLDER:

The first half of 2000 could serve as a textbook illustration of U.S. stock market volatility. After reaching record highs in the first quarter, both the Dow Jones Industrial Average and the tech-focused NASDAQ Composite Index tumbled during the second quarter, before starting to recover lost ground as the quarter ended. And in the bond market things were almost as bumpy.

This unprecedented volatility has presented a challenge for many investors, some of whom may have lost sight of the stock market's inherent risks, especially in the context of the longest bull market in history. In times like these that try investors' souls--and patience--it's more important than ever to remember a few time-honored principles...

Maintain a diversified investment portfolio. Have a healthy respect for risk. Keep your focus on the long term. Or as Bill Gross--PIMCO's oft-quoted bond chief--has said, "Set your sights on a horizon and sail until you get there."

Those who can stick with these precepts will be able to ride out short-term market gyrations and ultimately reach their investment goals. At PIMCO, we're committed to providing investors with the kind of high quality investment vehicles that can help them get there.

How have our Funds fared during these volatile times? Well, I'm pleased to report that they have weathered the storms well, overcoming the extreme market fluctuations to report strong relative performance over the past six months. You see, our Fund Managers keep their sights firmly planted on the horizon too.

On the following pages you will find a more complete review of each Fund in light of financial market activities as well as specific details about the total return investment performance. We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

If you have any questions regarding your investment, contact your financial adviser, or call us at 1-888-87-PIMCO. Or you can visit our Web site at www.pimcofunds.com.

--------------------------------------------------------------------------------
OF INTEREST
ON MAY 5, 2000, ALLIANZ AG COMPLETED THE ACQUISITION OF APPROXIMATELY 70% OF THE OUTSTANDING PARTNERSHIP INTERESTS IN PIMCO ADVISORS L.P. ("PIMCO ADVISORS"), OF WHICH PIMCO IS A SUBSIDIARY PARTNERSHIP. AS A RESULT OF THIS TRANSACTION, PIMCO ADVISORS, AND ITS SUBSIDIARIES, ARE NOW CONTROLLED BY ALLIANZ AG, A LEADING PROVIDER OF FINANCIAL SERVICES, PARTICULARLY IN EUROPE. PIMCO REMAINS OPERATIONALLY INDEPENDENT, CONTINUES TO OPERATE UNDER ITS EXISTING NAME, AND NOW LEADS THE GLOBAL FIXED-INCOME INVESTMENT EFFORTS OF ALLIANZ AG. KEY EMPLOYEES AT EACH OF PIMCO ADVISORS' INVESTMENT UNITS, INCLUDING PIMCO'S BILL GROSS, HAVE SIGNED LONG-TERM EMPLOYMENT CONTRACTS AND HAVE SIGNIFICANT PROFIT-SHARING AND RETENTION ARRANGEMENTS TO ENSURE CONTINUITY OF THE INVESTMENT PROCESS AND STAFF. WITH THE ADDITION OF PIMCO ADVISORS, THE ALLIANZ GROUP MANAGES ASSETS OF APPROXIMATELY $650 BILLION, INCLUDING MORE THAN 300 MUTUAL FUNDS FOR RETAIL AND INSTITUTIONAL CLIENTS AROUND THE WORLD.
--------------------------------------------------------------------------------

Sincerely,



/s/Stephen J. Treadway

Stephen J. Treadway
President


July 31, 2000


                                                        2000 Annual Report     1

MANAGER ROUNDTABLE

PORTFOLIO MANAGERS: KEN CORBA, JOHN SCHNEIDER AND DAVE BREED
GROWTH, VALUE OR BLEND? A ROUNDTABLE DISCUSSION

KEN CORBA IS PIMCO'S LEADING GROWTH INVESTMENT EXPERT AND THE MANAGER OF PIMCO GROWTH, SELECT GROWTH AND GROWTH AND INCOME (FORMERLY THE MID-CAP EQUITY) FUNDS. HE HAS MORE THAN 15 YEARS OF GROWTH INVESTMENT EXPERIENCE. JOHN SCHNEIDER MANAGES PIMCO RENAISSANCE AND VALUE FUNDS, AND HAS MORE THAN 12 YEARS OF VALUE INVESTING EXPERIENCE. DAVE BREED MANAGES PIMCO CAPITAL APPRECIATION AND MID-CAP FUNDS, AND HAS MORE THAN 30 YEARS OF EXPERIENCE, SPECIALIZING IN GROWTH-AT-A-REASONABLE-PRICE, A TYPE OF BLEND INVESTING.

Q: EACH OF YOU IS A STRONG BELIEVER IN YOUR OWN PARTICULAR INVESTMENT STYLE. CAN YOU EXPLAIN WHY AN INVESTOR SHOULD HAVE EXPOSURE TO IT?

KC: While it's true that different investment styles outperform at various times, I believe growth stock investing offers the greatest potential for capital appreciation over the long term. For the last several years, growth stocks have dominated the stock market in terms of both performance and earnings growth-- and I think this trend is likely to continue.

JS: I think it's prudent to have exposure to value stocks. Although they've underperformed in recent years, history has shown that different investment styles fall in and out of favor, so it makes sense to have exposure to various investment styles. In addition, stock valuations are at historically high levels, which I do not believe are sustainable. I would not be surprised to see a rotation towards lower valuation issues in the near term.

DB: Growth-at-a-reasonable-price (GARP) investing represents what I believe to be the best of both worlds for investors. It provides access to growth potential but it also places importance on reasonable valuation. While investors are certainly enamored with growth stocks right now, I believe they are becoming more price sensitive, which usually happens during periods of rising interest rates. GARP investing is the often-overlooked alternative to growth and value investing.

Q: CAN YOU GIVE US AN EXAMPLE OF ONE OF YOUR BEST PERFORMING HOLDINGS THAT EXEMPLIFIES YOUR INVESTMENT STYLE?

KC: One of our best performing holdings is JDS Uniphase, which makes fiber opticcomponents. Fiber optic telecommunications equipment is one of the fastest-growing industries right now, and JDS Uniphase is the leader in this area. The company has a very successful acquisition strategy, which has enabled it to gain market share and complement its existing product line. It's one of the great wealth-creating companies of our time--and just the kind of stock we like to own.

JS: Ace Limited, a property and casualty insurance (P&C) company, has nearly doubled since we added it to the portfolio. For more than a decade, property and casualty insurance companies performed poorly because the industry suffered from too much competition. However, we anticipated that the industry would lose its weakest players, which would enable it to gain pricing power and increase extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, did indeed outperform.

DB: Corning, a fiber optic telecommunications equipment maker, has turned in a strong performance for the Fund. We were attracted to the company last year because of its relatively low valuation in such a high-growth industry. Its stock price has risen as a result of several strategic acquisitions and plant expansions that would increase capacity, as well as general investor enthusiasm for this industry.

Q: WHAT AREAS OF TECHNOLOGY DO YOUR RESPECTIVE PORTFOLIOS HAVE EXPOSURE TO? HOW DO THESE FIT WITH YOUR RESPECTIVE INVESTMENT STYLES?

KC: Because technology is such an important part of the stock market in general--it now comprises 34% of the S&P 500 Index--and growth investing in particular, we have significant exposure to this sector. We are invested in many high-growth industries within technology, such as networking, fiber optics and wireless telecommunications. We own many of the premier, blue chip tech companies, including Cisco Systems, EMC and Nokia.

2    2000 Annual Report

JS: We limit our exposure in the technology sector to companies we understand and can value--typically commodity technology companies, such as semiconductor manufacturers. They are cyclical companies, and we like to purchase them at the time in their business cycle when they are undervalued and offer upside potential. While we had a lot of exposure to commodity technology last year (chip maker Micron was our largest holding for much of the year), we don't have much exposure right now because we believe these stocks are near the peak of their business cycle and are relatively overvalued.

DB: We own a number of different technology companies, such as chip maker Intel and networking giant Cisco Systems. Because our goal is to offer investors an overall portfolio that is growth-oriented but reasonably valued, we are able to own these higher growth tech names and balance them out with companies, such as Tyco and General Electric, that offer low relative valuations.

Q:   TO WHAT DO YOU ATTRIBUTE THE RECENT VOLATILITY IN THE MARKET?

KC: I think when you see the kind of huge appreciation that we've experienced in the past year, it only makes sense that the market would experience a correction. I welcomed this correction, because I felt it was needed. And it proved to be just the kind of correction that usually is best for the market--deep, hard, frightening and short. A lot of the excesses were shaken out of the stock market, which was healthy, and now the stock market appears to be resuming its ascent.

JS: I attribute the volatility to the shift from institutional investors dominating the stock market to individual investors, especially day traders, comprising the majority of stock market investors. This has resulted in a dramatic shortening of investors' time horizons as well as a dramatic increase in investors' expectations. In addition, individual investors are much more likely to adopt a herd mentality, resulting in mass exoduses from particular stocks and sectors.

DB: I agree with both Ken and John. Certainly the en masse addition of day traders and do-it-yourself investors to the stock market has changed the environment and contributed to recent volatility. However, I believe a correction was virtually inevitable after such a huge rise in the stock market over a relatively short period of time.

Q:   WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING MONTHS?

KC: I think the volatility is behind us, and the stock market should outperform in the second half of the year for several reasons. First of all, the Federal Reserve is almost finished tightening the money supply--if it hasn't already. And growth stocks have historically performed best in periods of economic deceleration with declining interest rates. In addition, we think the political backdrop is also positive for the stock market. Proposed tax cuts, such as the elimination of the estate tax, should stimulate the economy and the stock market. And, of course, corporate fundamentals remain very strong, which should augur well for equities.

JS: I don't think the volatility is necessarily behind us, and I think the stock market may turn in a lackluster performance in the coming months. I believe there is still a good chance that the domestic economy could plunge into a recession and take the stock market down with it. However, I'm confident that many value stocks have such low valuations that they can withstand a recession.

DB: I am optimistic about the stock market for the second half of the year. I agree with Ken that corporate fundamentals are strong and that the economic backdrop should be positive for equities. However, I believe that we still have the specter of rising inflation, as gas prices show no signs of dropping soon. I think that in this environment investors will become increasingly concerned about valuations and, while they will not abandon growth stocks, they will flock to those growth stocks that have reasonable prices.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The views of the manager are not indicative of the future performance of any PIMCO Fund. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. All holdings are as of 6/30/00. PIMCO Growth Fund held JDS Uniphase (4.11%), Cisco Systems (5.45%), EMC (7.92%) and Nokia (5.99%) in its portfolio. PIMCO Select Growth Fund held JDS Uniphase (5.84%), Cisco Systems (5.65%), EMC (6.83%), and Nokia (4.87%) in its portfolio. PIMCO Growth & Income Fund held EMC (5.53%) in its portfolio. PIMCO Renaissance Fund held Ace Limited (5.44%) in its portfolio, as did PIMCO Value Fund (5.12% of its portfolio). PIMCO Capital Appreciation Fund held Corning (2.03%), Intel (1.88%), Cisco Systems (1.69%), Tyco (1.60%) and General Electric (2.43%) in its portfolio.

     The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.


                                                        2000 Annual Report     3

90/10 PORTFOLIO

----------------------------------------
PORTFOLIO CHARACTERISTICS
----------------------------------------

OBJECTIVE:

Long-term capital appreciation

PORTFOLIO:

80-100% PIMCO Stock Funds
0-20% PIMCO Bond Funds

TOTAL NET ASSETS:

$19.6 million

----------------------------------------
PIMCO STOCK FUNDS
----------------------------------------

GROWTH:
Enhanced Equity Fund               11.8%
----------------------------------------
Target Fund                         5.9%
----------------------------------------
Growth Fund                         5.0%
----------------------------------------
Opportunity Fund                    3.6%
----------------------------------------
BLEND:

StocksPLUS Fund                    11.7%
----------------------------------------
Mid-Cap Fund                        5.4%
----------------------------------------
Capital Appreciation Fund           4.9%
----------------------------------------
VALUE:

Value Fund                         19.0%
----------------------------------------
Small-Cap Value Fund                3.2%
----------------------------------------
INTERNATIONAL:

International Fund                 19.6%
----------------------------------------
TOTAL STOCK FUNDS:                 90.1%
----------------------------------------

----------------------------------------
PIMCO BOND FUNDS
----------------------------------------

INTERMEDIATE DURATION:

Total Return Fund                   8.4%
----------------------------------------
HIGH YIELD:

High Yield Fund                     1.0%
----------------------------------------
INTERNATIONAL:

Foreign Bond Fund                   0.5%
----------------------------------------
TOTAL BOND FUNDS:                   9.9%
----------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 2000

                         INST'L             ADMIN.            Russell  72% Russell 3000 Index       Lipper Multi-Cap
                         CLASS              CLASS             3000     18% MSCI All Country World   Core Fund
                         (Incep. 2/26/99)   (Incep. 2/26/99)  Index    ex-U.S. 10% LBAG Index       Average
------------------------------------------------------------------------------------------------------------------
1 YEAR                   12.20%             11.91%            9.59%    10.75%                       11.54%
SINCE INCEPTION*         18.47%             18.18%              --        --                           --

*ANNUALIZED

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception
[GRAPH]




    Month            PIMCO 90/10      Russell 3000        72% Russell 3000 Index
                      Portfolio          Index               18% MSCI World
                                                               ex-U.S.
                                                             10% LBAG Index
==================================================================================
    2/28/1999           10,000            10,000                    10,000
    3/31/1999           10,257            10,367                    10,359
    4/30/1999           10,788            10,835                    10,793
    5/31/1999           10,651            10,629                    10,548
    6/30/1999           11,173            11,165                    11,020
    7/31/1999           11,027            10,827                    10,817
    8/31/1999           10,926            10,704                    10,739
    9/30/1999           10,761            10,430                    10,564
   10/31/1999           11,137            11,084                    11,117
   11/30/1999           11,439            11,394                    11,420
   12/31/1999           12,331            12,121                    12,136
    1/31/2000           11,825            11,646                    11,679
    2/29/2000           12,302            11,754                    11,827
    3/31/2000           12,975            12,674                    12,589
    4/30/2000           12,448            12,228                    12,138
    5/31/2000           12,234            11,885                    11,838
    6/30/2000           12,536            12,236                    12,205

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE LINE GRAPH ABOVE ASSUMES THE INVESTMENT OF $10,000 ON 3/01/99, THE FIRST FULL MONTH FOLLOWING THE PORTFOLIO'S INSTITUTIONAL CLASS INCEPTION ON 2/26/99, COMPARED TO (I) A STATIC 72%/18%/10% BLEND OF THE RUSSELL 3000 INDEX, MSCI ALL COUNTRY WORLD EX-U.S. AND LEHMAN BROTHERS AGGREGATE BOND INDEX AND (II) THE RUSSELL 3000 INDEX, EACH UNMANAGED MARKET INDEXES. THE PERFORMANCE OF THE ADMINISTRATIVE CLASS (SHOWN ABOVE) REFLECTS THE PAYMENT OF A SERVICE FEE IN AN AMOUNT NOT TO EXCEED 0.25% ON AN ANNUALIZED BASIS. THE ADMINISTRATIVE CLASS COMMENCED OPERATIONS ON 2/26/99. FOREIGN INVESTING INVOLVES POTENTIALLY HIGHER RISKS INCLUDING FOREIGN CURRENCY FLUCTUATIONS AND POLITICAL OR ECONOMIC UNCERTAINTY. THESE RISKS CAN BE ENHANCED WHEN INVESTING IN EMERGING MARKETS.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------
- The 90/10 Portfolio seeks long-term capital appreciation. The Portfolio's strategic target allocation is 90% stock funds and 10% bond funds. As of June 30, 2000, the Portfolio's actual allocation matched its strategic allocation. This compares to an allocation of 84% stock funds and 16% bond funds on June 30, 1999. For the 12-month period ended June 30, 2000, the Portfolio's Institutional Class returned 12.20%.

- Over the past year, the Portfolio has been brought back to a neutral position from an underweight equity position. This allocation enhanced returns as equities continued to perform well, particularly in the fourth quarter of last year and the first quarter of this year. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which continued to favor equities over fixed income.

- Within the equity portion of the Portfolio, we increased our stake in international holdings substantially from a year ago, moving from an underweight in non-U.S. equities to an overweight in this area. This was positive for performance over the past year despite a slowdown in the second quarter of 2000. We remain optimistic in the international arena as the European and Asian markets are set to take advantage of the economic benefits of globalization.

- The Portfolio also maintained a solid position in growth-oriented stocks, including overweights in PIMCO's Growth, Opportunity and Target Funds.

- The bond market suffered for much of the past year as the Fed raised interest rates six times. However, the situation for higher-quality bonds improved toward the end of the period, as it appeared that Fed policy was capping inflation. The Portfolio benefited from its exposure to the Total Return Fund.

- Recent volatility within the equity markets has increased as has our concern regarding short-term stock market performance. As a result, we expect to maintain a near neutral position as we anticipate that equity returns will return to historical norms. However, within our equity investments, we anticipate continuing to favor growth over value and non-U.S. equities over U.S. equities.

4    2000 Annual Report

60/40 PORTFOLIO

------------------------------------------
PORTFOLIO CHARACTERISTICS
------------------------------------------

OBJECTIVE:
Long-term capital appreciation and
current income

PORTFOLIO:
50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

TOTAL NET ASSETS:
$17.0 million

------------------------------------------
PIMCO STOCK FUNDS
------------------------------------------

GROWTH:
Enhanced Equity Fund                7.6%
------------------------------------------
Growth Fund                         3.8%
------------------------------------------
Target Fund                         3.7%
------------------------------------------
Opportunity Fund                    2.6%
------------------------------------------
BLEND:
StocksPLUS Fund                     7.6%
------------------------------------------
Mid-Cap Fund                        4.4%
------------------------------------------
Capital Appreciation Fund           2.9%
------------------------------------------
VALUE:
Value Fund                         12.5%
------------------------------------------
Small-Cap Value Fund                2.2%
------------------------------------------
INTERNATIONAL:
International Fund                 12.7%
------------------------------------------
TOTAL STOCK FUNDS:                 60.0%
------------------------------------------

------------------------------------------
PIMCO BOND FUNDS
------------------------------------------

SHORT DURATION:

Money Market Fund                   0.1%
------------------------------------------
INTERMEDIATE DURATION:

Total Return Fund                  34.2%
------------------------------------------
HIGH YIELD:

High Yield Fund                     3.8%
------------------------------------------
INTERNATIONAL:

Foreign Bond Fund                   1.9%
------------------------------------------
TOTAL BOND FUNDS:                  40.0%
------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 2000

                INST'L          ADMIN.            Russell    Lehman Brothers   48% Russell 3000 Index       Lipper
                CLASS           CLASS             3000       Aggregate Bond    12% MSCI All Country World   Balanced
                (Incep.2/26/99) (Incep. 2/26/99)  Index      Index             ex-U.S. 40% LBAG Index       Fund Average
------------------------------------------------------------------------------------------------------------------------
1 YEAR            9.90%           9.63%            9.59%          4.56%                  8.81%                  4.43%
SINCE INCEPTION *13.55%          13.27%              --             --                     --                     --

*ANNUALIZED

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
$10,000 invested at inception
[GRAPH]



 Month              PIMCO 60/40       Russell 3000      Lehman Brothers       48% Russell 3000 Index
                     Portfolio           Index           Aggregate Bond          12% MSCI World
                                                              Index                  ex-U.S.
                                                                                 40% LBAG Index
======================================================================================================
    2/28/1999           10,000             10,000               10,000                   10,000
    3/31/1999           10,192             10,367               10,055                   10,257
    4/30/1999           10,573             10,835               10,087                   10,555
    5/31/1999           10,440             10,629                9,999                   10,365
    6/30/1999           10,780             11,165                9,967                   10,663
    7/31/1999           10,665             10,827                9,925                   10,517
    8/31/1999           10,608             10,704                9,920                   10,464
    9/30/1999           10,534             10,430               10,035                   10,391
   10/31/1999           10,785             11,084               10,072                   10,766
   11/30/1999           10,997             11,394               10,071                   10,962
   12/31/1999           11,549             12,121               10,022                   11,403
    1/31/2000           11,224             11,646                9,990                   11,104
    2/29/2000           11,579             11,754               10,110                   11,243
    3/31/2000           12,059             12,674               10,244                   11,775
    4/30/2000           11,711             12,228               10,214                   11,482
    5/31/2000           11,578             11,885               10,210                   11,291
    6/30/2000           11,847             12,236               10,422                   11,603

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE LINE GRAPH ABOVE ASSUMES
THE INVESTMENT OF $10,000 ON 3/01/99, THE FIRST FULL MONTH FOLLOWING THE PORTFOLIO'S INSTITUTIONAL CLASS INCEPTION ON 2/26/99, COMPARED TO (i) A STATIC 48%/12%/40% BLEND OF THE RUSSELL 3000 INDEX, MSCI ALL COUNTRY WORLD EX-U.S. AND LEHMAN BROTHERS AGGREGATE BOND INDEX, (ii) THE RUSSELL 3000 INDEX AND (iii) LEHMAN BROTHERS AGGREGATE BOND INDEX, EACH UNMANAGED MARKET INDEXES. THE PERFORMANCE OF THE ADMINISTRATIVE CLASS (SHOWN ABOVE) REFLECTS THE PAYMENT OF A SERVICE FEE IN AN AMOUNT NOT TO EXCEED 0.25% ON AN ANNUALIZED BASIS. THE ADMINISTRATIVE CLASS COMMENCED OPERATIONS ON 2/26/99. FOREIGN INVESTING INVOLVES POTENTIALLY HIGHER RISKS INCLUDING FOREIGN CURRENCY FLUCTUATIONS AND POLITICAL OR ECONOMIC UNCERTAINTY. THESE RISKS CAN BE ENHANCED WHEN INVESTING IN EMERGING MARKETS.
--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------
- The 60/40 Portfolio seeks long-term capital appreciation and current income. The Portfolio's strategic target allocation is 60% stock funds and 40% bond funds. As of June 30, 2000, the Portfolio's actual allocation matched its strategic allocation. This compares to an allocation of 56% stock funds and 44% bond funds on June 30, 1999. For the 12-month period ended June 30, 2000, the Portfolio's returned 9.90%.

- Over the past year, the Portfolio has been brought back to a neutral position from an underweight equity position. This allocation enhanced returns as equities continued to perform well, particularly in the fourth quarter of last year and the first quarter of this year. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which continued to favor equities over fixed income.

- Within the equity portion, we have increased our weighting in international stocks over the past year, adding to returns due to strong performance in the sector during the second half of 1999. Despite the recent downturn in overseas markets, we believe that international stocks are poised to take advantage of increased economic globalization, particularly in Eastern Europe and Asia. Overweight positions in the large- and mid-capitalization growth sectors boosted performance for the Portfolio over the past year, as these stocks continued to outperform the rest of the market.

- The bond market suffered for much of the past year as the Fed raised interest rates six times. However, the situation for higher-quality bonds, such as Treasuries and mortgage-backed securities, improved toward the end of the period, as it appeared that Fed policy was capping inflation. The Portfolio benefited from its exposure to the Total Return Fund, which built an overweight position in mortgages to take advantage of their attractive yields.

- Recent volatility within the equity markets has increased as has our concern regarding short-term stock market performance. As a result, we expect to maintain a near neutral position as we anticipate that equity returns will revert to historical norms. However, within our equity investments, we anticipate continuing to favor growth over value and non-U.S. equities over U.S. equities.

                                                          2000 Annual Report   5

30/70 PORTFOLIO

----------------------------------------
PORTFOLIO CHARACTERISTICS
----------------------------------------

OBJECTIVE:
Current income with long-term
capital appreciation as a secondary objective

PORTFOLIO:
25-35% PIMCO Stock Funds
65-75% PIMCO Bond Funds

TOTAL NET ASSETS:
$5.7 million

----------------------------------------
PIMCO STOCK FUNDS
----------------------------------------

GROWTH:
Enhanced Equity Fund                4.0%
----------------------------------------
Target Fund                         1.9%
----------------------------------------
Growth Fund                         1.4%
----------------------------------------
Opportunity Fund                    1.2%
----------------------------------------
BLEND:
StocksPLUS Fund                     4.0%
----------------------------------------
Mid-Cap Fund                        1.9%
Capital Appreciation Fund           1.6%
----------------------------------------
VALUE:
Value Fund                          6.6%
----------------------------------------
Small-Cap Value Fund                0.9%

INTERNATIONAL:
International Fund                  6.8%
----------------------------------------
TOTAL STOCK FUNDS:                 30.3%
----------------------------------------

----------------------------------------
PIMCO BONDS FUND
----------------------------------------

SHORT DURATION:

Money Market Fund                   0.1%
----------------------------------------
INTERMEDIATE DURATION:

Total Return Fund                  59.3%
----------------------------------------
HIGH YIELD:

High Yield Fund                     6.7%
----------------------------------------
INTERNATIONAL:

Foreign Bond Fund                   3.6%
----------------------------------------
TOTAL BOND FUNDS:                  69.7%
----------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 2000

                   INST'L             ADMIN.            Lehman Brothers   24% Russell 3000 Index      Lipper General
                   CLASS              CLASS             Aggregate         6% MSCI All Country World   Bond Fund
                   (Incep. 2/26/99)   (Incep. 2/26/99)  Bond Index        ex-U.S. 70% LBAG Index      Average
--------------------------------------------------------------------------------------------------------------------
1 YEAR               7.47%              7.21%              4.56%                   6.75%                3.72%
SINCE INCEPTION*     8.53%              8.26%                --                      --                   --

*ANNUALIZED

CUMULATIVE RETURNS THROUGH JUNE 30, 2000
[GRAPH]



    Month         PIMCO 30/70       Lehman Brothers
                   Portfolio        Aggregate Bond         24% Russell 3000 Index
                                         Index             6% MSCI World ex-U.S.
                                                                  70% LBAG Index
====================================================================================
  2/28/1999          10,000               10,000                     10,000
  3/31/1999          10,134               10,055                     10,156
  4/30/1999          10,353               10,087                     10,320
  5/31/1999          10,225                9,999                     10,182
  6/30/1999          10,378                9,967                     10,312
  7/31/1999          10,313                9,925                     10,219
  8/31/1999          10,284                9,920                     10,191
  9/30/1999          10,295               10,035                     10,215
 10/31/1999          10,425               10,072                     10,418
 11/30/1999          10,552               10,071                     10,512
 12/31/1999          10,799               10,022                     10,698
  1/31/2000          10,609                9,990                     10,540
  2/29/2000          10,825               10,110                     10,670
  3/31/2000          11,136               10,244                     10,993
  4/30/2000          10,987               10,214                     10,841
  5/31/2000          10,922               10,210                     10,748
  6/30/2000          11,154               10,422                     11,008

$10,000 invested at inception

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE LINE GRAPH ABOVE ASSUMES
THE INVESTMENT OF $10,000 ON 3/01/99, THE FIRST FULL MONTH FOLLOWING THE PORTFOLIO'S INSTITUTIONAL CLASS INCEPTION ON 2/26/99, COMPARED TO (i) A STATIC 48%/12%/40% BLEND OF THE RUSSELL 3000 INDEX, MSCI ALL COUNTRY WORLD EX-U.S. AND LEHMAN BROTHERS AGGREGATE BOND INDEX AND (ii) LEHMAN BROTHERS AGGREGATE BOND INDEX, EACH UNMANAGED MARKET INDEXES. THE PERFORMANCE OF THE ADMINISTRATIVE CLASS (SHOWN ABOVE) REFLECTS THE PAYMENT OF A SERVICE FEE IN AN AMOUNT NOT TO EXCEED 0.25% ON AN ANNUALIZED BASIS. THE ADMINISTRATIVE CLASS COMMENCED OPERATIONS ON 2/26/99. FOREIGN INVESTING INVOLVES POTENTIALLY HIGHER RISKS INCLUDING FOREIGN CURRENCY FLUCTUATIONS AND POLITICAL OR ECONOMIC UNCERTAINTY. THESE RISKS CAN BE ENHANCED WHEN INVESTING IN EMERGING MARKETS.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------
- The 30/70 Portfolio seeks current income with long-term capital appreciation as a secondary consideration. The Portfolio's strategic target allocation is 30% stock funds and 70% bond funds. As of June 30, 2000, the Portfolio's actual allocation was 30.3% stock funds and 69.7% bond funds. This compares to an allocation of 28% stock funds and 72% bond funds on June 30, 1999. For the 12-month period ended June 30, 2000, the Portfolio's returned 7.47%.

- Over the past year, the Portfolio has been brought back to roughly a neutral position from an under weight equity position. This allocation enhanced returns as equities continued to perform well, particularly in the fourth quarter of last year and the first quarter of this year. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which continued to favor equities over fixed income.

- The bond market suffered for much of the past year as the Fed raised interest rates six times. However, the situation for higher-quality bonds, such as Treasuries and mortgage-backed securities, improved toward the end of the period, as it appeared that Fed policy was capping inflation.

- The Portfolio benefited from its exposure to the Total Return Fund, which built an overweight position in mortgages to take advantage of their attractive yields and high credit quality. High yield exposure was reduced as we remained concerned that credit sensitive issues would underperform in an environment of a slowing economy and rising default rates.

- Within the equity portion of the Portfolio, we have increased our international weighting over the past year. Despite a recent downturn in the overseas markets, our overweight in international stocks proved beneficial for returns thanks to superior performance in late 1999. Maintenance of an underweight in value stocks was also beneficial for performance.

- Recent volatility within the equity markets has increased as has our concern regarding short-term stock market performance. As a result, we expect to maintain a near neutral position as we anticipate that equity returns will return to historical norms. While our outlook is bullish for bonds, we remain cautious over the short term as Fed policy will remain restrictive until more definite signs of a moderating economy emerge.

6    2000 Annual Report

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:        90/10 PORTFOLIO
                                                             -------------------------  --------------------------
                                                                Institutional Class        Administrative Class
                                                             06/30/2000  06/30/1999(b)  06/30/2000   06/30/1999 (b)
Net Asset Value Beginning of Period                          $  12.19          $ 10.91  $ 12.18            $ 10.91
----------------------------------------------------------   -------------------------  --------------------------
Net Investment Income (a)                                        0.59             0.05     0.56               0.04
----------------------------------------------------------   -------------------------  --------------------------
Net Realized / Unrealized Gain on Investments (a)                0.86             1.23     0.85               1.23
----------------------------------------------------------   -------------------------  --------------------------
Total Income from Investment Operations                          1.45             1.28     1.41               1.27
----------------------------------------------------------   -------------------------  --------------------------
Dividends from Net Investment Income                            (0.19)            0.00    (0.17)              0.00
----------------------------------------------------------   -------------------------  --------------------------
Distributions from Net Realized Capital Gains                   (0.59)            0.00    (0.59)              0.00
----------------------------------------------------------   -------------------------  --------------------------
Total Distributions                                             (0.78)            0.00    (0.76)              0.00
----------------------------------------------------------   -------------------------  --------------------------
Net Asset Value End of Period                                   12.86            12.19    12.83              12.18
----------------------------------------------------------   -------------------------  --------------------------
Total Return (%)                                                12.20            11.73    11.91              11.64
----------------------------------------------------------   -------------------------  --------------------------
Net Assets End of Period (000s)                              $     13          $    11   $   12            $    11
----------------------------------------------------------   -------------------------  --------------------------
Ratio of Expenses to Average Net Assets (%)                      0.10             0.10*    0.35               0.35*
----------------------------------------------------------   -------------------------  --------------------------
Ratio of Net Investment Income to Average Net Assets (%)         4.71             1.17*    4.46               0.95*
----------------------------------------------------------   -------------------------  --------------------------
Portfolio Turnover Rate (%)                                        18               48       18                 48
----------------------------------------------------------   -------------------------  --------------------------

                                                             60/40 PORTFOLIO
                                                             -------------------------  --------------------------
                                                                Institutional Class        Administrative Class
                                                             06/30/2000  06/30/1999(b)  06/30/2000   06/30/1999 (b)
Net Asset Value Beginning of Period                            $   11.27     $   10.55  $   11.27     $   10.55
----------------------------------------------------------   -------------------------  --------------------------
Net Investment Income (a)                                           0.63          0.09       0.60          0.09
----------------------------------------------------------   -------------------------  --------------------------
Net Realized / Unrealized Gain on Investments (a)                   0.45          0.73       0.45          0.72
----------------------------------------------------------   -------------------------  --------------------------
Total Income from Investment Operations                             1.08          0.82       1.05          0.81
----------------------------------------------------------   -------------------------  --------------------------
Dividends from Net Investment Income                               (0.41)        (0.10)     (0.38)        (0.09)
----------------------------------------------------------   -------------------------  --------------------------
Distributions from Net Realized Capital Gains                      (0.44)         0.00      (0.44)         0.00
----------------------------------------------------------   -------------------------  --------------------------
Total Distributions                                                (0.85)        (0.10)     (0.82)        (0.09)
----------------------------------------------------------   -------------------------  --------------------------
Net Asset Value End of Period                                      11.50         11.27      11.50         11.27
----------------------------------------------------------   -------------------------  --------------------------
Total Return (%)                                                    9.90          7.80       9.63          7.71
----------------------------------------------------------   -------------------------  --------------------------
Net Assets End of Period (000s)                                $      57     $      11  $      12     $      11
----------------------------------------------------------   -------------------------  --------------------------
Ratio of Expenses to Average Net Assets (%)                         0.10          0.10*      0.35          0.35*
----------------------------------------------------------   -------------------------  --------------------------
Ratio of Net Investment Income to Average Net Assets (%)            5.51          2.52*      5.26          2.44*
----------------------------------------------------------   -------------------------  --------------------------
Portfolio Turnover Rate (%)                                           44            39         44            39
----------------------------------------------------------   -------------------------  --------------------------

                                                             30/70 PORTFOLIO
                                                             -------------------------  --------------------------
                                                                Institutional Class        Administrative Class
                                                             06/30/2000  06/30/1999(b)  06/30/2000   06/30/1999 (b)
Net Asset Value Beginning of Period                           $   10.33   $    10.09     $   10.33    $   10.09
----------------------------------------------------------   -------------------------  --------------------------
Net Investment Income (a)                                          0.64         0.15          0.61         0.14
----------------------------------------------------------   -------------------------  --------------------------
Net Realized / Unrealized Gain on Investments (a)                  0.11         0.23          0.11         0.23
----------------------------------------------------------   -------------------------  --------------------------
Total Income from Investment Operations                            0.75         0.38          0.72         0.37
----------------------------------------------------------   -------------------------  --------------------------
Dividends from Net Investment Income                              (0.53)       (0.14)        (0.50)       (0.13)
----------------------------------------------------------   -------------------------  --------------------------
Distributions from Net Realized Capital Gains                     (0.19)        0.00         (0.19)        0.00
----------------------------------------------------------   -------------------------  --------------------------
Total Distributions                                               (0.72)       (0.14)        (0.69)       (0.13)
----------------------------------------------------------   -------------------------  --------------------------
Net Asset Value End of Period                                     10.36        10.33         10.36        10.33
----------------------------------------------------------   -------------------------  --------------------------
Total Return (%)                                                   7.47         3.78          7.21         3.70
----------------------------------------------------------   -------------------------  --------------------------
Net Assets End of Period (000s)                               $      11     $     10     $      11     $     10
----------------------------------------------------------   -------------------------  --------------------------
Ratio of Expenses to Average Net Assets (%)                        0.10         0.10*         0.35         0.35*
----------------------------------------------------------   -------------------------  --------------------------
Ratio of Net Investment Income to Average Net Assets (%)           6.19         4.20*         5.95         4.03*
----------------------------------------------------------   -------------------------  --------------------------
Portfolio Turnover Rate (%)                                          52           37            52           37
----------------------------------------------------------   -------------------------  --------------------------

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on February 26, 1999

                                  2000 Annual Report SEE ACCOMPANYING NOTES    7

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000

Amounts in thousands, except per share amounts                            90/10 PORTFOLIO  60/40 PORTFOLIO  30/70 PORTFOLIO
                                                                          ---------------  ---------------  ---------------
ASSETS:
Investments, at value                                                     $       19,870   $        17,146  $         5,659
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Receivable for investments sold and forward foreign currency contracts                 0                 0                0
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Receivable for Portfolio shares sold                                                  29                 8                7
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Interest and dividends receivable                                                     10                36               21
------------------------------------------------------------------------  ---------------  ---------------  ---------------
                                                                                  19,909            17,190            5,687
========================================================================  ===============  ===============  ===============

LIABILITIES:

Payable for investments purchased and forward foreign currency contracts $             1   $             0   $            0
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Payable for Portfolio shares redeemed                                                242                64                1
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Dividends payable                                                                      0                76               19
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Accrued investment advisory fee                                                        0                 0                0
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Accrued administration fee                                                             7                 6                2
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Accrued distribution fee                                                              12                10                4
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Accrued servicing fee                                                                  5                 4                1
------------------------------------------------------------------------  ---------------  ---------------  ---------------
                                                                                     267               160               27
========================================================================  ===============  ===============  ===============


NET ASSETS                                                                $       19,642   $        17,030   $        5,660
========================================================================  ===============  ===============  ===============

NET ASSETS CONSIST OF:

Paid in capital                                                           $       18,114   $        16,006   $        5,646
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Undistributed net investment income                                                  205               315              105
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Accumulated undistributed net realized (loss)                                        908               625              (12)
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Net unrealized appreciation (depreciation)                                           415                84              (79)
------------------------------------------------------------------------  ---------------  ---------------  ---------------
                                                                          $       19,642   $        17,030   $        5,660
========================================================================  ===============  ===============  ===============


NET ASSETS:

Institutional Class                                                       $           13   $            57   $           11
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Administrative Class                                                                  12                12               11
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Other Classes                                                                     19,617            16,961            5,638
------------------------------------------------------------------------  ---------------  ---------------  ---------------

SHARES ISSUED AND OUTSTANDING:

Institutional Class                                                                    1                 5                1
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Administrative Class                                                                   1                 1                1
------------------------------------------------------------------------  ---------------  ---------------  ---------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Institutional Class                                                       $        12.86   $         11.50   $        10.36
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Administrative Class                                                               12.83             11.50            10.36
------------------------------------------------------------------------  ---------------  ---------------  ---------------

COST OF INVESTMENTS OWNED                                                 $       19,455   $        17,062   $        5,738
========================================================================  ===============  ===============  ===============


8   SEE ACCOMPANYING NOTES

STATEMENTS OF OPERATIONS
For the year ended June 30, 2000

Amounts in thousands                                                      90/10 PORTFOLIO  60/40 PORTFOLIO  30/70 PORTFOLIO
                                                                          ---------------  ---------------  ---------------
INVESTMENT INCOME:

Dividends                                                                 $           724  $           923  $           460
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Interest                                                                                1                1                1
------------------------------------------------------------------------  ---------------  ---------------  ---------------
   Total Income                                                                       725              924              461
========================================================================  ===============  ===============  ===============


EXPENSES:

Administration fees                                                                    60               66               29
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Distribution and/or servicing fees - Other Classes                                    143              145               70
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Trustees' fees                                                                          1                1                1
------------------------------------------------------------------------  ---------------  ---------------  ---------------
   Total expenses                                                                     204              212              100
------------------------------------------------------------------------  ---------------  ---------------  ---------------

NET INVESTMENT INCOME                                                                 521              712              361
========================================================================  ===============  ===============  ===============

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments                                               199              190              (67)
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Net capital gain distributions received from underlying funds                         933              789              190
------------------------------------------------------------------------  ---------------  ---------------  ---------------
Net change in unrealized appreciation (depreciation) on investments                  (121)            (284)             (66)
------------------------------------------------------------------------  ---------------  ---------------  ---------------

   Net Gain (Loss)                                                                  1,011              695               57
------------------------------------------------------------------------  ---------------  ---------------  ---------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                          $         1,532  $         1,407  $           418
========================================================================  ===============  ===============  ===============




                                   2000 Annual Report SEE ACCOMPANYING NOTES   9

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2000

Amounts in thousands                                                           90/10 PORTFOLIO                     60/40 PORTFOLIO
                                                         -------------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                                            Period from                         Period from
                                                           Year Ended       September 30, 1998   Year Ended     September 30, 1998
                                                          June 30, 2000       to June 30, 1999   June 30, 2000    to June 30, 1999
                                                         -------------------------------------   ---------------------------------
OPERATIONS:
Net investment income                                    $           521    $               38   $         712  $              115
-------------------------------------------------------  -------------------------------------   ---------------------------------
Net realized gain (loss)                                             199                   160             190                 140
-------------------------------------------------------  -------------------------------------   ---------------------------------
Net capital gain distributions
   received from underlying funds                                    933                   113             789                  94
-------------------------------------------------------  -------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                (121)                  536            (284)                368
-------------------------------------------------------  -------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                  1,532                   847           1,407                 717
=======================================================  =====================================   =================================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Institutional Class                                                 0                     0              (1)                  0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Administrative Class                                                0                     0               0                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Other Classes                                                    (139)                  (38)           (396)               (109)
-------------------------------------------------------  -------------------------------------   ---------------------------------
In excess of net investment income
   Institutional Class                                                 0                     0               0                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Administrative Class                                                0                     0               0                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Other Classes                                                       0                    (8)              0                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
From net realized capital gains
   Institutional Class                                                (1)                    0              (1)                  0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Administrative Class                                               (1)                    0               0                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Other Classes                                                    (664)                    0            (593)                  0
-------------------------------------------------------  -------------------------------------   ---------------------------------

Total Distributions                                                 (805)                  (46)           (991)               (109)
=======================================================  =====================================   =================================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Institutional Class                                                 0                    10              44                  10
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Administrative Class                                                0                    10               0                  10
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Other Classes                                                  11,958                10,508           8,765              16,555
-------------------------------------------------------  -------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                 1                     0               1                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Administrative Class                                                1                     0               1                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Other Classes                                                     779                    45             914                  62
-------------------------------------------------------  -------------------------------------   ---------------------------------
Cost of shares redeemed
   Institutional Class                                                 0                     0              (1)                  0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Administrative Class                                                0                     0               0                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
   Other Classes                                                  (4,382)                 (816)         (8,807)             (1,548)
-------------------------------------------------------  -------------------------------------   ---------------------------------
Net increase (decrease) resulting
   from Fund share transactions                                    8,357                 9,757             917              15,089
-------------------------------------------------------  -------------------------------------   ---------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            9,084                10,558           1,333              15,697
=======================================================  =====================================   =================================


NET ASSETS:

Beginning of period                                               10,558                     0          15,697                   0
-------------------------------------------------------  -------------------------------------   ---------------------------------
End of period *                                          $        19,642    $           10,558   $      17,030  $           15,697
-------------------------------------------------------  -------------------------------------   ---------------------------------

*Including net undistributed investment income of:       $           205    $              169   $         315  $              173
-------------------------------------------------------  -------------------------------------   ---------------------------------


Amounts in thousands                                                            30/70 PORTFOLIO
                                                          -------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                                             Period from
                                                               Year Ended    September 30, 1998
                                                            June 30, 2000      to June 30, 1999
                                                          -------------------------------------
OPERATIONS:
Net investment income                                     $           361    $              101
-------------------------------------------------------   -------------------------------------
Net realized gain (loss)                                              (67)                   15
-------------------------------------------------------   -------------------------------------
Net capital gain distributions
   received from underlying funds                                     190                    37
-------------------------------------------------------   -------------------------------------
Net change in unrealized appreciation (depreciation)                  (66)                  (13)
-------------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from operations                     418                   140
=======================================================   =====================================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Institutional Class                                                 (1)                    0
-------------------------------------------------------   -------------------------------------
   Administrative Class                                                (1)                    0
-------------------------------------------------------   -------------------------------------
   Other Classes                                                     (278)                 (101)
-------------------------------------------------------   -------------------------------------
In excess of net investment income
   Institutional Class                                                  0                     0
-------------------------------------------------------   -------------------------------------
   Administrative Class                                                 0                     0
-------------------------------------------------------   -------------------------------------
   Other Classes                                                        0                     0
-------------------------------------------------------   -------------------------------------
From net realized capital gains
   Institutional Class                                                  0                     0
-------------------------------------------------------   -------------------------------------
   Administrative Class                                                 0                     0
-------------------------------------------------------   -------------------------------------
   Other Classes                                                     (163)                    0
-------------------------------------------------------   -------------------------------------

Total Distributions                                                  (443)                 (101)
=======================================================   =====================================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Institutional Class                                                  0                    10
-------------------------------------------------------   -------------------------------------
   Administrative Class                                                 0                    10
-------------------------------------------------------   -------------------------------------
   Other Classes                                                    3,322                 7,664
-------------------------------------------------------   -------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                  1                     0
-------------------------------------------------------   -------------------------------------
   Administrative Class                                                 1                     0
-------------------------------------------------------   -------------------------------------
   Other Classes                                                      400                    71
-------------------------------------------------------   -------------------------------------
Cost of shares redeemed
   Institutional Class                                                  0                     0
-------------------------------------------------------   -------------------------------------
   Administrative Class                                                 0                     0
-------------------------------------------------------   -------------------------------------
   Other Classes                                                   (5,173)                 (660)
-------------------------------------------------------   -------------------------------------
Net increase (decrease) resulting
   from Fund share transactions                                    (1,449)                7,095
-------------------------------------------------------   -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,474)                7,134
=======================================================   =====================================


NET ASSETS:

Beginning of period                                                 7,134                     0
-------------------------------------------------------   -------------------------------------
End of period *                                           $         5,660    $            7,134
-------------------------------------------------------   -------------------------------------

*Including net undistributed investment income of:        $           105    $               49
-------------------------------------------------------   -------------------------------------


10   SEE ACCOMPANYING NOTES

SCHEDULE OF INVESTMENTS

June 30, 2000

                                                               Value
90/10 PORTFOLIO                                 Shares         (000s)
---------------------------------------------------------------------
PIMCO FUNDS (b)
---------------------------------------------------------------------
International                                  348,068     $   3,898
Value                                          330,572         3,775
Enhanced Equity                                180,078         2,338
StocksPLUS                                     170,127         2,321
Total Return                                   168,148         1,677
Target                                          37,730         1,173
Mid-Cap                                         34,878         1,077
Growth                                          28,217           992
Capital Appreciation                            36,253           982
Opportunity                                     25,823           708
Small-Cap Value                                 44,789           639
High Yield                                      18,664           189
Foreign Bond                                     9,948           100
Small-Cap                                            9             1
                                                           ---------

TOTAL INVESTMENTS (a) 101.2%                               $  19,870
                                                           =========
(Cost $19,455)

OTHER ASSETS AND LIABILITIES (NET) (1.2%)                       (228)
                                                           ---------

NET ASSETS 100.0%                                          $  19,642
                                                           =========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $19,537 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                   $   1,035

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (702)
                                                           ---------

Unrealized appreciation-net                                $     333
                                                           =========

(b) Institutional Class shares of each PIMCO Fund.

60/40 PORTFOLIO
---------------------------------------------------------------------
PIMCO FUNDS (b)
---------------------------------------------------------------------

Total Return                                   588,849     $   5,871
International                                  194,923         2,183
Value                                          188,251         2,150
StocksPLUS                                      96,130         1,311
Enhanced Equity                                100,054         1,299
Mid-Cap                                         24,230           748
High Yield                                      63,650           646
Growth                                          18,278           643
Target                                          20,279           631
Capital Appreciation                            18,309           496
Opportunity                                     16,183           444
Small-Cap Value                                 26,531           378
Foreign Bond                                    32,237           324
Money Market                                    21,342            21
Small-Cap                                           50             1
                                                           ---------
TOTAL INVESTMENTS (a) 100.7%                               $  17,146
                                                           =========
(Cost $17,062)

OTHER ASSETS AND LIABILITIES (NET) (0.7%)                       (116)
                                                           ---------

NET ASSETS 100.0%                                          $  17,030
                                                           =========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $17,249 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                  $     632

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (735)
                                                           ---------

Unrealized appreciation-net                                $    (103)
                                                           =========

(b) Institutional Class shares of each PIMCO Fund.

                                                              Value
30/70 PORTFOLIO                                   Shares      (000s)
---------------------------------------------------------------------
PIMCO FUNDS (b)
---------------------------------------------------------------------

Total Return                                     336,744   $    3,357
International                                     34,202          383
High Yield                                        37,300          379
Value                                             32,587          372
StocksPLUS                                        16,798          229
Enhanced Equity                                   17,492          227
Foreign Bond                                      20,214          203
Mid-Cap                                            3,440          107
Target                                             3,369          105
Capital Appreciation                               3,438           93
Growth                                             2,261           80
Opportunity                                        2,592           71
Small-Cap Value                                    3,440           49
Money Market                                       4,178            4
Small-Cap                                             25            0
                                                            ---------
TOTAL INVESTMENTS (a) 100.0%                                $   5,659
                                                            =========
(Cost $5,738)

OTHER ASSETS AND LIABILITIES (NET) 0.0%                             1
                                                            ---------
NET ASSETS 100.0%                                           $   5,660
                                                            =========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $5,869 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                   $      73

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                      (283)
                                                            ---------
Unrealized depreciation-net                                 $    (210)
                                                            =========

(b) Institutional Class shares of each PIMCO Fund.

                                  2000 Annual Report SEE ACCOMPANYING NOTES   11

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

1.   ORGANIZATION

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the "Portfolios"). The Portfolios are a professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Fund family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, and C Classes (the "Other
Classes") is provided separately and is available upon request.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

MULTICLASS OPERATIONS. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

FEDERAL INCOME TAXES. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3.   FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

ADMINISTRATION FEE. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. The Administration Fee for the Other Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% based on such net assets in excess of $2.5 billion. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

EXPENSES. Under the terms of the Administrative Agreement PIMCO Advisors has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

DISTRIBUTION AND SERVICING FEES. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., and serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                        Distribution Fee (%)  Servicing Fee (%)
--------------------------------------------------------------
CLASS A
ALL PORTFOLIOS                          --                0.25
CLASS B
ALL PORTFOLIOS                        0.75                0.25
CLASS C
ALL PORTFOLIOS                        0.75                0.25


PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2000, PFD received $xx,xxx representing commissions (sales charges) and contingent deferred sales charges.

4.   PURCHASE AND SALE OF SECURITIES

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                             Non - U.S. Government/Agency
                      ----------------------------------------
                                  Purchases              Sales
--------------------------------------------------------------
90/10 PORTFOLIO             $        12,128   $          2,694
60/40 PORTFOLIO                       8,694              7,197
30/70 PORTFOLIO                       3,742              4,925

5.   RISK FACTORS OF THE FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

     Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.


                                                         2000 Annual Report   13

June 30, 2000

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                               5% or Greater Shareholders
------------------------------------------------------------------
                   Number                          % of Fund Held
------------------------------------------------------------------

90/10 PORTFOLIO       1                                   100%
60/40 PORTFOLIO       2                                   100%
30/70 PORTFOLIO       1                                   100%

6.   SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                               90/10 PORTFOLIO
                                              -----------------------------------------------
                                                         Year Ended    Period from 09/30/1998
                                                         06/30/2000             to 06/30/1999
                                              Shares         Amount     Shares         Amount
                                              -----------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                           0        $      0         1       $     10
----------------------------------------      -----------------------------------------------
   Administrative Class                          0               0         1             10
----------------------------------------      -----------------------------------------------
   Other Classes                               965          11,958       938         10,508
----------------------------------------      -----------------------------------------------
ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                           0               1         0              0
---------------------------------------       -----------------------------------------------
   Administrative Class                          0               1         0              0
----------------------------------------      -----------------------------------------------
   Other Classes                                64             779         4             45
---------------------------------------       -----------------------------------------------
COST OF SHARES REDEEMED
   Institutional Class                           0               0         0              0
---------------------------------------       -----------------------------------------------
   Administrative Class                          0               0         0              0
---------------------------------------       -----------------------------------------------
   Other Classes                              (350)         (4,382)      (72)          (816)
---------------------------------------       -----------------------------------------------
NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                     679        $  8,357       872       $  9,757
----------------------------------------      -----------------------------------------------


                                                               60/40 PORTFOLIO
                                              ------------------------------------------------
                                                         Year Ended     Period from 09/30/1998
                                                         06/30/2000              to 06/30/1999
                                              Shares         Amount      Shares         Amount
                                              -----------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                           4        $     44          1       $      10
----------------------------------------      ------------------------------------------------
   Administrative Class                          0               0          1              10
----------------------------------------      ------------------------------------------------
   Other Classes                               774           8,765      1,529          16,555
----------------------------------------      ------------------------------------------------
ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                           0               1          0               0
---------------------------------------       ------------------------------------------------
   Administrative Class                          0               1          0               0
----------------------------------------      ------------------------------------------------
   Other Classes                                82             914          6              62
---------------------------------------       ------------------------------------------------
COST OF SHARES REDEEMED
   Institutional Class                           0              (1)         0               0
---------------------------------------       ------------------------------------------------
   Administrative Class                          0               0          0               0
---------------------------------------       ------------------------------------------------
   Other Classes                              (771)         (8,807)      (141)         (1,548)
---------------------------------------       ------------------------------------------------
NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                      89        $    917      1,396       $  15,089
----------------------------------------      ------------------------------------------------


                                                             30/70 PORTFOLIO
                                               ---------------------------------------------
                                                       Year Ended     Period from 09/30/1998
                                                       06/30/2000              to 06/30/1999
                                               Shares         Amount     Shares       Amount
                                              -----------------------------------------------
RECEIPTS FOR SHARES SOLD
   Institutional Class                            0        $      0         1      $     10
----------------------------------------       ---------------------------------------------
   Administrative Class                           0               0         1            10
----------------------------------------       ---------------------------------------------
   Other Classes                                322           3,322       746         7,664
----------------------------------------       ---------------------------------------------
ISSUED AS REINVESTMENT OF DISTRIBUTIONS
   Institutional Class                            0               1         0             0
---------------------------------------        ---------------------------------------------
   Administrative Class                           0               1         0             0
----------------------------------------       ---------------------------------------------
   Other Classes                                 39             400         7            71
---------------------------------------        ---------------------------------------------
COST OF SHARES REDEEMED
   Institutional Class                            0               0         0             0
---------------------------------------        ---------------------------------------------
   Administrative Class                           0               0         0             0
---------------------------------------        ---------------------------------------------
   Other Classes                               (505)         (5,173)      (64)         (660)
---------------------------------------        ---------------------------------------------
NET INCREASE (DECREASE) RESULTING FROM
   FUND SHARE TRANSACTIONS                     (144)       $ (1,449)      691      $  7,095
----------------------------------------       ---------------------------------------------




7. ACQUISITION BY ALLIANZ AG
On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

REPORT OF INDEPENDENT ACCOUNTANTS



     TO THE TRUSTEES AND INSTITUTIONAL AND ADMINISTRATIVE CLASS SHAREHOLDERS OF THE PIMCO FUNDS:
     MULTI-MANAGER SERIES


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional and Administrative share classes present fairly, in all material respects, the financial position of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio (constituting the PIMCO Funds Asset Allocation Series of PIMCO Funds: Multi-Manager Series, hereafter referred to as the "Portfolios") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative share classes for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP
     Kansas City, Missouri
     August 21, 2000


                                                        2000 Annual Report   15

FEDERAL INCOME TAX INFORMATION (UNAUDITED)



          As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end
          (June 30, 2000) regarding the status of the distributions made to the shareholders

          DIVIDEND RECEIVED DEDUCTION. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2000 which qualify for the corporate dividend-received deduction are as follows:


          90/10 Portfolio                                        7.42%
          60/40 Portfolio                                        4.13%
          30/70 Portfolio                                        2.64%

          CAPITAL GAIN DISTRIBUTIONS. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2000, were in the amounts as follows:

                                                                               Per Share       Per Share
                                                                               Long-Term      Short-Term
                                                                           Capital Gains   Capital Gains
--------------------------------------------------------------------------------------------------------
          90/10 PORTFOLIO                                                       0.09796        0.49665
          60/40 PORTFOLIO                                                       0.06468        0.37391
          30/70 PORTFOLIO                                                       0.03718        0.14790

          Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2001, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.

PIMCO Advisors Holdings L.P. is one of the largest investment management companies in the United States with assets under management of more than $264 billion as of June 30, 2000. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

PIMCO Advisors investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


TRUSTEES AND OFFICERS
     Stephen J. Treadway, PRESIDENT, CHIEF EXECUTIVE OFFICER AND TRUSTEE
     E. Philip Cannon, TRUSTEE
     Donald P. Carter, TRUSTEE
     Gary A. Childress, TRUSTEE
     Richard L. Nelson, TRUSTEE
     Kenneth M. Poovey, TRUSTEE
     Lyman W. Porter, TRUSTEE
     Alan Richards, TRUSTEE
     W. Bryant Stooks, TRUSTEE
     Gerald M. Thorne, TRUSTEE
     Newton B. Schott, Jr., SECRETARY
     John P. Hardaway, TREASURER

INVESTMENT ADVISER AND ADMINISTRATOR
     PIMCO Advisors L.P.
     800 Newport Center Drive, Suite 600
     Newport Beach, California 92660

CUSTODIAN
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

TRANSFER AGENT
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

COUNSEL
     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO FUNDS DISTRIBUTORS LLC
2187 Atlantic Street, Stamford, CT 06902
This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.

P I M C O
----------
   FUNDS

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
www.pimco.com

PIMCO Funds  Shareholder Update
and Annual Report



THIS UPDATE IS PUBLISHED
TWICE A YEAR TO PROVIDE
PIMCO FUNDS ASSET
ALLOCATION SERIES
SHAREHOLDERS WITH GENERAL
MARKET COMMENTARY AND
INVESTMENT INFORMATION. IT
ALSO INCLUDES THE ANNUAL
REPORT FOR THE PIMCO FUNDS
ASSET ALLOCATION SERIES.



                                          [GRAPHIC]



ARE MARKET MOVEMENTS TAKING YOU OFF COURSE? TRY A MORE OBJECTIVE APPROACH TO INVESTING. STORY ON PAGE 2.



JUNE 30, 2000



ASSET ALLOCATION
SERIES



Share Classes
A     B     C



90/10 Portfolio

60/40 Portfolio

30/70 Portfolio



PAGE 2     TODAY'S INVESTOR
Taking the Emotion Out of Investing
------------------------------------------------------------------------------
PAGE 4     MANAGER ROUNDTABLE
Ken Corba, John Schneider & David Breed
------------------------------------------------------------------------------
PAGE 6     ASSET ALLOCATION COMMITTEE REPORT
Rapid Expansion Begins To Cool
------------------------------------------------------------------------------
PAGE 7     ASSET ALLOCATION SERIES
PIMCO Funds Semi-Annual Report
------------------------------------------------------------------------------
PAGE 8     PIMCO FUNDS
90/10 Portfolio
------------------------------------------------------------------------------
PAGE 9     PIMCO FUNDS
60/40 Portfolio
------------------------------------------------------------------------------
PAGE 10    PIMCO FUNDS
30/70 Portfolio
------------------------------------------------------------------------------
PAGE 11    UNDERLYING PIMCO FUNDS

                                                             P   I   M   C   O
                                                                     F U N D S

TODAY'S
INVESTOR

TAKING THE EMOTION OUT OF INVESTING

[GRAPHIC]

Staying completely objective about your investments is nearly impossible. After all, your money isn't just money. It represents important goals, like buying a house, living a comfortable retirement or funding your childrens' educations. So if recent stock market volatility has caused you to lose sleep or tempted you to cash out some of your holdings, you're not alone.

Still, getting too emotional about your investments isn't healthy--for you or your portfolio. It can cause you undue stress, prompt you to sell during unfavorable conditions and otherwise distract you from your long-term strategy. To let reason rule, you need a plan that provides a logical framework for your financial decisions and that anticipates market turbulence. Here are three simple steps you can follow to get you on your way.


1. REMEMBER THE BIG PICTURE

If you become too focused on the here and now, you're much more prone to emotional investment decisions--buying a security based solely on recent performance or selling one prematurely, for example. To broaden your perspective, try the following.

- REVIEW YOUR GOALS AND RISK TOLERANCE. It's always a good idea to work with your financial advisor to determine your risk tolerance and financial goals and make sure your asset allocation is in sync with them. These factors should be top of mind whenever you make an investment decision.

- TAKE A LOOK AT HISTORY. A look back at the financial markets can help you be more realistic about potential returns. For example, the average annual return of the S&P 500, a benchmark that is representative of the overall stock market, has been about 13% over the past 30 years (assuming reinvestment of dividends). Also, while the Dow Jones Industrial Average has had five down years in the last 25, it has always recovered--even if it took a few years. This serves as a good reminder to ride out corrections and maintain a long-term view.

2. USE A SYSTEMATIC APPROACH

You may find it easier to stay on track with your goals if you organize certain aspects of the investment process. Here are a few approaches that you may want to consider.

- REVIEW YOUR LONG-TERM HOLDINGS AT SPECIFIC INTERVALS. Online services have made it convenient for investors to check up on their portfolios. But if you're a long-term investor, keeping too close an eye on your holdings may only cause you unnecessary anxiety. Over time, daily price fluctuations lose importance. That said, try reviewing your portfolio no more than once a month or quarter.


A CASE FOR LONG-TERM INVESTING

A historical look at the Dow Jones Industrial Average (DJIA) can remind you to ride out corrections and keep a long-term view. In the past 25 years, the DJIA has had five down years, but eventually recovered each time.


[CHART]

12/74          616
12/75          852
12/76         1004
12/77          831
12/78          805
12/79          838
12/80          963
12/81          875
12/82         1046
12/83         1258
12/84         1211
12/85         1546
12/86         1895
12/87         1938
12/88         2168
12/89         2753
12/90         2633
12/91         3168
12/92         3301
12/93         3754
12/94         3834
12/95         5117
12/96         6448
12/97         7908
12/98         9181
12/99        11497

Source: Dow Jones & Company. Past performance is no guarantee of future results. This chart does not represent the past or future performance of any PIMCO Fund.

THE BENEFITS OF DOLLAR COST AVERAGING

In this example, a monthly systematic investment of $500 purchased more shares at a lower average price than a $2000 lump sum investment during the four month period.

Date of Purchase            Jan 15    Feb 15   Mar 15   Apr 15
Share Price                 $11       $8       $10      $14      TOTAL
------------------------------------------------------------------------
DOLLAR COST AVERAGING
Shares Acquired             45.5       62.5     50.0    35.7     193.7
Investment                  $500       $500     $500    $500    $2,000
                                        Average Share Price:    $10.33
------------------------------------------------------------------------
LUMP SUM INVESTMENT
Shares Acquired             181.8     0        0        0        181.8
Investment                 $2,000     0        0        0       $2,000
                                        Average Share Price:    $11.00

This plan involves continuous investment in securities regardless of fluctuating prices.The investor should consider his/her financial ability to continue investing through periods of low price levels.

- CONSIDER DOLLAR COST AVERAGING. A plan that regularly invests a fixed amount of money in a specific investment imposes a disciplined approach to investing. This can be a particularly good strategy during volatile markets, since systematic investing carries the benefit of dollar cost averaging. Dollar cost averaging takes advantage of price fluctuations by buying more shares when an investment's price declines and fewer shares when it rises. The chart above illustrates this point.

- ESTABLISH GUIDELINES FOR SELLING AN INVESTMENT. If you contemplate selling an investment each time its price retreats, you may want to establish some clearer guidelines. One idea is to form a checklist of key questions that can help you make a more objective evaluation. For example:

-  Have there been any negative fundamental changes in the investment?

-  What are experts saying about the asset class or sector?

-  How would selling the investment affect my asset allocation?

-  Has the investment consistently underperformed its benchmark?

-  Would another opportunity provide better risk/return characteristics?

Remember that the theory of asset allocation holds that different investments will outperform and underperform the market at different times. This year's laggards could be next year's leaders. So you may not want to sell an investment just because it's trailing the overall stock market. Your financial advisor can provide additional insight and help you determine if it's better to sell or hold on for a while.

3. MANAGE RISK (OR IT WILL MANAGE YOU)

In today's technology-driven bull market, risk management is one area that many investors have neglected. Yet it's unrealistic to think that double and triple digit equity returns will go on forever. Here are a few tactics that may help you weather future market volatility and protect your hard-earned assets.

- DON'T PUT TOO MUCH AT STAKE. If you're seeking the potential for higher returns, allocate a specific percentage of your portfolio to riskier investments, such as tech stocks, then periodically rebalance. To reduce risk, you might consider investing through a technology fund, which offers a diversified approach and may be less volatile than owning individual stocks.

- ALLOCATE PART OF YOUR PORTFOLIO TO BONDS. If a review of your asset allocation determines you've taken on too much risk, you might shift some of your holdings into bonds. Their income and relative price stability can provide a cushion against stock volatility. Investing in a diversified bond fund is one simple way to balance out your equity holdings.

- KEEP AN EMERGENCY FUND. As a rule of thumb, it's a good idea to keep a percentage of your annual income in an emergency fund. There are a number of good alternatives for investing this cash. For example, you might consider a short-term bond fund. While the value of your investment will fluctuate slightly and there's no repayment guarantee, you could be rewarded with a yield and total return that's considerably higher than other cash investments.

These are just a few suggestions that can help you keep a more objective mindset and prepare your portfolio for future market volatility. As always, your financial advisor can help you decide if any of these approaches might fit into your comprehensive financial plan.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. There can be no guarantee that these investment strategies will work in every economic environment.

The S&P Index is an unmanaged index considered to be representative of the stock market as a whole. It is not possible to invest directly in such an index.

MANAGER
ROUNDTABLE

GROWTH, VALUE OR BLEND? A ROUNDTABLE DISCUSSION

KEN CORBA IS PIMCO'S LEADING GROWTH INVESTMENT EXPERT AND THE MANAGER OF PIMCO GROWTH, SELECT GROWTH AND GROWTH AND INCOME (FORMERLY THE MID-CAP EQUITY) FUNDS. HE HAS MORE THAN 15 YEARS OF GROWTH INVESTMENT EXPERIENCE. JOHN SCHNEIDER MANAGES PIMCO RENAISSANCE AND VALUE FUNDS, AND HAS MORE THAN 12 YEARS OF VALUE INVESTING EXPERIENCE. DAVE BREED MANAGES PIMCO CAPITAL APPRECIATION AND MID-CAP FUNDS, AND HAS MORE THAN 30 YEARS OF EXPERIENCE, SPECIALIZING IN GROWTH-AT-A-REASONABLE-PRICE, A TYPE OF BLEND INVESTING.

Q: EACH OF YOU IS A STRONG BELIEVER IN YOUR OWN PARTICULAR INVESTMENT STYLE. CAN YOU EXPLAIN WHY AN INVESTOR SHOULD HAVE EXPOSURE TO IT?

KC: While it's true that different investment styles outperform at various times, I believe growth stock investing offers the greatest potential for capital appreciation over the long term. For the last several years, growth stocks have dominated the stock market in terms of both performance and earnings growth-- and I think this trend is likely to continue.

JS: I think it's prudent to have exposure to value stocks. Although they've underperformed in recent years, history has shown that different investment styles fall in and out of favor, so it makes sense to have exposure to various investment styles. In addition, stock valuations are at historically high levels, which I do not believe are sustainable. I would not be surprised to see a rotation towards lower valuation issues in the near term.

DB: Growth-at-a-reasonable-price (GARP) investing represents what I believe to be the best of both worlds for investors. It provides access to growth potential but it also places importance on reasonable valuation. While investors are certainly enamored with growth stocks right now, I believe they are becoming more price sensitive, which usually happens during periods of rising interest rates. GARP investing is the often-overlooked alternative to growth and value investing.


Q: CAN YOU GIVE US AN EXAMPLE OF ONE OF YOUR BEST PERFORMING HOLDINGS THAT EXEMPLIFIES YOUR INVESTMENT STYLE?

KC: One of our best performing holdings is JDS Uniphase, which makes fiber optic components. Fiber optic telecommunications equipment is one of the fastest-growing industries right now, and JDS Uniphase is the leader in this area. The company has a very successful acquisition strategy, which has enabled it to gain market share and complement its existing product line. It's one of the great wealth-creating companies of our time--and just the kind of stock we like to own.

JS: Ace Limited, a property and casualty insurance (P&C) company, has nearly doubled since we added it to the portfolio. For more than a decade, property and casualty insurance companies performed poorly because the industry suffered from too much competition. However, we anticipated that the industry would lose its weakest players, which would enable it to gain pricing power and increase extremely narrow profit margins. As a result, we added fundamentally strong P&C insurers, such as Ace, that we expected would benefit from the industry consolidation. Ace, which boasts a strong balance sheet and an exceptional management team, did indeed outperform.

DB: Corning, a fiber optic telecommunications equipment maker, has turned in a strong performance for the Fund. We were attracted to the company last year because of its relatively low valuation in such a high-growth industry. Its stock price has risen as a result of several strategic acquisitions and plant expansions that would increase capacity, as well as general investor enthusiasm for this industry.


Q: WHAT AREAS OF TECHNOLOGY DO YOUR RESPECTIVE PORTFOLIOS HAVE EXPOSURE TO? HOW DO THESE FIT WITH YOUR RESPECTIVE INVESTMENT STYLES?

KC: Because technology is such an important part of the stock market in general--it now comprises 34% of the S&P 500 Index--and growth investing in particular, we have significant exposure to this sector. We are invested in many high-growth industries within technology, such as networking, fiber optics and wireless telecommunications. We own many of the premier, blue chip tech companies, including Cisco Systems, EMC and Nokia.

JS: We limit our exposure in the technology sector to companies we understand and can value--typically commodity technology companies, such as semiconductor manufacturers. They are cyclical companies, and we like to purchase them at the time in their business cycle when they are undervalued and offer upside potential. While we had a lot of exposure to commodity technology last year (chip maker Micron was our largest holding for much of the year), we don't have much exposure right now because we believe these stocks are near the peak of their business cycle and are relatively overvalued.

[PHOTO]
Ken Corba

[PHOTO]
John Schneider

[PHOTO]
David Breed

DB: We own a number of different technology companies, such as chip maker Intel and networking giant Cisco Systems. Because our goal is to offer investors an overall portfolio that is growth-oriented but reasonably valued, we are able to own these higher growth tech names and balance them out with companies, such as Tyco and General Electric, that offer low relative valuations.

Q: TO WHAT DO YOU ATTRIBUTE THE RECENT VOLATILITY IN THE MARKET?

KC: I think when you see the kind of huge appreciation that we've experienced in the past year, it only makes sense that the market would experience a correction. I welcomed this correction, because I felt it was needed. And it proved to be just the kind of correction that usually is best for the market--deep, hard, frightening and short. A lot of the excesses were shaken out of the stock market, which was healthy, and now the stock market appears to be resuming its ascent.

JS: I attribute the volatility to the shift from institutional investors dominating the stock market to individual investors, especially day traders, comprising the majority of stock market investors. This has resulted in a dramatic shortening of investors' time horizons as well as a dramatic increase in investors' expectations. In addition, individual investors are much more likely to adopt a herd mentality, resulting in mass exoduses from particular stocks and sectors.

DB: I agree with both Ken and John. Certainly the en masse addition of day traders and do-it-yourself investors to the stock market has changed the environment and contributed to recent volatility. However, I believe a correction was virtually inevitable after such a huge rise in the stock market over a relatively short period of time.


Q: WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING MONTHS?

KC: I think the volatility is behind us, and the stock market should outperform in the second half of the year for several reasons. First of all, the Federal Reserve is almost finished tightening the money supply--if it hasn't already. And growth stocks have historically performed best in periods of economic deceleration with declining interest rates. In addition, we think the political backdrop is also positive for the stock market. Proposed tax cuts, such as the elimination of the estate tax, should stimulate the economy and the stock market. And, of course, corporate fundamentals remain very strong, which should augur well for equities.

JS: I don't think the volatility is necessarily behind us, and I think the stock market may turn in a lackluster performance in the coming months. I believe there is still a good chance that the domestic economy could plunge into a recession and take the stock market down with it. However, I'm confident that many value stocks have such low valuations that they can withstand a recession.

DB: I am optimistic about the stock market for the second half of the year. I agree with Ken that corporate fundamentals are strong and that the economic backdrop should be positive for equities. However, I believe that we still have the specter of rising inflation, as gas prices show no signs of dropping soon. I think that, in this environment, investors will become increasingly concerned about valuations and, while they will not abandon growth stocks, they will flock to those growth stocks that have reasonable prices.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.

ASSET ALLOCATION
COMMITTEE REPORT

RAPID EXPANSION BEGINS TO COOL

STOCKS

The technology sector peaked on March 10, with the NASDAQ Composite Index well above 5000, and then proceeded to tumble for the next two months - taking the broad market with it. A variety of factors that were relatively short-term in nature contributed to this drop, including rising interest rates and stock selling to pay April tax bills. Then, during the pullback, many investors were forced to sell stock in order to meet margin calls, which exacerbated the sell-off. Despite pundits' concerns that the correction would be long-term, we started to see a significant fundamentals-driven recovery in late May.

Technology stocks then turned in a strong performance in June, solidifying and building on the recovery made in late May. As the third month within a fiscal quarter, there were not a lot of earnings announcements made by companies, except for early confessions of missed profits. This absence of news flow traditionally makes month three of a quarter a quietly tenuous period. However, June proved to be positive for the tech sector because it had the backdrop of an improving economic picture, as the data and commentary suggest that the odds of a well-engineered economic deceleration without contraction are increasing.


NASDAQ VOLATILITY INCREASED IN THE FIRST HALF OF 2000 - Technology stocks fluctuated dramatically so far this year, causing concern among investors.

[GRAPH]

                 NASDAQ Volatility

Date                       Price
                  12/31/99     4069.31
                    1/7/00     3882.62
                   1/14/00     4064.27
                   1/21/00      4235.4
                   1/28/00     3887.07
                    2/4/00     4244.14
                   2/11/00     4395.45
                   2/18/00     4411.74
                   2/25/00      4590.5
                    3/3/00     4914.79
                   3/10/00     5048.62
                   3/17/00     4798.13
                   3/24/00     4963.03
                   3/31/00     4572.83
                    4/7/00     4446.45
                   4/14/00     3321.29
                   4/21/00     3643.88
                   4/28/00     3860.66
                    5/5/00     3816.82
                   5/12/00     3529.06
                   5/19/00      3390.4
                   5/26/00     3205.11
                    6/2/00     3813.38
                    6/9/00     3874.84
                   6/16/00     3860.56
                   6/23/00     3845.34
                   6/30/00     3966.11


The broad market also staged a recovery in June, albeit less enthusiastically. Signs of a slowing economy made investors hopeful that the end of interest rate hikes is near, boosting financial services stocks. Signs the economy will be able to avoid a recession also lifted consumer stocks.


BONDS

Short/intermediate interest rates fell modestly amid cautious optimism that Federal Reserve tightening was beginning to cool the economy and contain inflation. Yields on longer-term Treasuries were little changed. The yield on the 10-year Treasury bond ended the quarter at 6.02 percent, up one basis point from the previous quarter.

On May 16 the Fed raised the federal funds rate by 50 basis points to 6.5 percent, the highest level in nine years. It was the central bank's sixth rate increase since last June. The Fed, however, left rates unchanged in late June amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices.

Nevertheless, the Fed said "signs that growth in demand is moving to a sustainable pace are still tentative and preliminary." The central bank also warned of "heightened inflation pressures in the foreseeable future," suggesting that more tightening may be needed.

Overall, our secular outlook is bullish, based on an expectation of slowing U.S. and global growth to a maximum level of two to three percent over the next several years. This deceleration will gradually lower interest rates on high quality bonds by capping inflation near three percent in the U.S. and closer to two percent in Europe.


PORTFOLIO COMPOSITION

Volatility within the equity markets has increased our concern regarding stock market performance over the short-term. We have allocated the portfolios accordingly, positioning them with the belief that equity returns will be in line with historic norms. This will include a relative overweighting in value-style securities.

As a result, the fixed-income portion of the portfolios will maintain their neutral weightings. We continue to believe that increased borrowing costs will slow consumer spending, keeping bond yields static. In this range-bound type of environment, yield-enhancing strategies, such as mortgage-backed securities, will play a more important role.

PIMCO Funds Annual Report

MULTI-MANAGER
SERIES


Dear Shareholder:

The first half of 2000 could serve as a textbook illustration of stock market volatility. After reaching record highs in the first quarter, both the Dow Jones and the tech-focused NASDAQ swooned and then stumbled through the second quarter, before starting to recover lost ground as the quarter ended. And in the bond market things were almost as bumpy.

This unprecedented volatility has presented a challenge for many investors, some of whom may have lost sight of the stock market's inherent risks, especially in the context of the longest bull market in history. In times like these that try investors' souls--and patience--it's more important than ever to remember a few time-honored principles...

Maintain a diversified investment portfolio. Have a healthy respect for risk. Keep your focus on the long term. Or as Bill Gross--PIMCO's oft-quoted bond chief--has said "Set your sights on a horizon and sail until you get there."

Those who can stick with these precepts will be able to ride out short-term market gyrations and ultimately reach their investment goals. And at PIMCO, we're committed to providing investors with the kind of high quality investment vehicles that can help them get there.

How have our Funds fared during these volatile times? Well, I'm pleased to report that they have weathered the storms well, overcoming the extreme market fluctuations to report strong relative performance over the last six months. You see, our Fund Managers keep their sights firmly planted on the horizon too.

I encourage you to review the fund information and commentary on the following pages carefully. And once again, I'd like to thank you for the trust you've placed in us. If you have any questions regarding your investment, contact your financial advisor, or call us at 1-800-426-0107. Or you can visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway

President

July 31, 2000


OF INTEREST On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed-income investment efforts of Allianz AG. Key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately $650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

PIMCO Funds 90/10 Portfolio

June 30, 2000

OBJECTIVE
Long-term capital appreciation

PORTFOLIO
80-100% PIMCO
Stock Funds

0-20% PIMCO
Bond Funds

INCEPTION DATE
9/30/98

DIVIDEND
FREQUENCY
Annually

NET ASSETS
$19.6 million


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

TOTAL RETURN  For periods ended 6/30/00

             A SHARES          B SHARES        C SHARES
                                                                          72% Russ. 3000
                                                          Lipper Multi-   18% MSCI All
                                                          Cap Core        Cntry. Wld. Ex US   Russell
                   Adjusted          Adjusted  Adjusted   Fund Avg.       10% LBAG Index      3000 Index
--------------------------------------------------------------------------------------------------------
1 year      11.48%   5.33%    10.68%   5.68%      9.58%    11.54%             10.75%            9.59%
Inception   20.18%  16.36%    19.32%  17.30%     19.25%       --                 --               --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                    90/10          90/10          90/10      Russell 3000     72% Russ. 3000
                  Portfolio      Portfolio      Portfolio        Index         18% MSCI All
CLASS                 A              B              C                        Cntry. Wld. Ex US
                                                                              10% LBAG Index

                ===============================================================================
     09/29/1994         9,450          10,000        10,000          10,000              10,000
     10/30/1994         9,847          10,420        10,420          10,759              10,730
     11/29/1994        10,357          10,950        10,950          11,417              11,312
     12/30/1994        10,795          11,409        11,409          12,144              11,902
     01/30/1995        10,881          11,490        11,490          12,556              12,200
     02/27/1995        10,478          11,054        11,054          12,112              11,821
     03/30/1995        10,737          11,318        11,318          12,556              12,245
     04/29/1995        11,294          11,907        11,907          13,123              12,759
     05/30/1995        11,140          11,735        11,735          12,873              12,469
     06/29/1995        11,687          12,304        12,304          13,524              13,027
     07/30/1995        11,524          12,121        12,121          13,114              12,788
     08/30/1995        11,418          11,998        11,998          12,964              12,695
     09/29/1995        11,235          11,805        11,805          12,632              12,488
     10/30/1995        11,619          12,202        12,202          13,424              13,141
     11/29/1995        11,936          12,526        12,526          13,800              13,500
     12/30/1995        12,845          13,477        13,464          14,681              14,347
     01/30/1996        12,314          12,907        12,906          14,105              13,806
     02/28/1996        12,803          13,412        13,400          14,237              13,982
     03/30/1996        13,506          14,132        14,132          15,351              14,882
     04/29/1996        12,945          13,541        13,539          14,811              14,349
     05/30/1996        12,711          13,293        13,281          14,395              13,994
     06/29/1996        13,028          13,216        13,604          14,821              14,428

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. SEE PAGE 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO STOCK FUNDS                 % of
                     Total Investments
---------------------------------------
GROWTH
---------------------------------------
   Enhanced Equity Fund          11.8%
---------------------------------------
   Target Fund                    5.9%
---------------------------------------
   Growth Fund                    5.0%
---------------------------------------
   Opportunity Fund               3.6%
---------------------------------------
BLEND
---------------------------------------
   StocksPLUS Fund               11.7%
---------------------------------------
   Mid-Cap Fund                   5.4%
---------------------------------------
   Capital Appreciation Fund      4.9%
---------------------------------------
VALUE
---------------------------------------
   Value Fund                    19.0%
---------------------------------------
   Small-Cap Value Fund           3.2%
---------------------------------------
INTERNATIONAL
---------------------------------------
   International Fund            19.6%
---------------------------------------
TOTAL STOCK FUNDS                90.1%
---------------------------------------

PIMCO BOND FUNDS
---------------------------------------
INTERMEDIATE DURATION
---------------------------------------
   Total Return Fund              8.4%
---------------------------------------
HIGH YIELD
---------------------------------------
   High Yield Fund                1.0%
---------------------------------------
INTERNATIONAL
---------------------------------------
   Foreign Bond Fund              0.5%
---------------------------------------
TOTAL BOND FUNDS                  9.9%
---------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 90/10 Portfolio seeks long-term capital appreciation. The Fund's strategic allocation is 90% stock funds and 10% bond funds. As of June 30, 2000, the Fund's actual allocation matched its strategic allocation. This compares to an allocation of 84% stock funds and 16% bond funds on June 30, 1999. For the 12-month period ended June 30, 2000, the Fund returned 11.48% for Class A shares.

     Over the past year, the Fund has been brought back to a neutral position from an underweight equity position. This allocation enhanced returns as equities continued to perform well, particularly in the fourth quarter of last year and the first quarter of this year. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which continued to favor equities over fixed income.

     Within the equity portion of the portfolio, we increased our stake in international holdings substantially from a year ago, moving from an underweight in non-U.S. equities to an overweight in this area. This was positive for performance over the past year despite a slowdown in the second quarter of 2000. We remain optimistic in the international arena as the European and Asian markets are set to take advantage of the economic benefits of globalization.

     The Fund also maintained a solid position in growth-oriented stocks, including overweights in PIMCO's Growth, Opportunity and Target Funds.

     The bond market suffered for much of the past year as the Fed raised interest rates six times. However, the situation for higher-quality bonds improved toward the end of the period, as it appeared that Fed policy was capping inflation. The Fund benefited from its exposure to the Total Return Fund.

     Recent volatility within the equity markets has increased as has our concern regarding short-term stock market performance. As a result, we expect to maintain a near neutral position as we anticipate that equity returns will return to historical norms. However, within our equity investments, we anticipate continuing to favor non-U.S. equities over U.S. equities.

PIMCO Funds 60/40 Portfolio

June 30, 2000

OBJECTIVE
Long-term capital
appreciation and
current income

PORTFOLIO
50-70% PIMCO
Stock Funds

30 -50% PIMCO
Bond Funds

INCEPTION DATE
9/30/98

DIVIDEND
FREQUENCY
Quarterly

NET ASSETS
$17.0 million


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

TOTAL RETURN  For periods ended 6/30/00

              A SHARES         B SHARES        C SHARES

                                                                          48% Russ. 3000                   Lehman
                                                          Lipper          12%MSCI All                      Broth.
                                                          Balanced        Cntry. Wld. Ex US   Russell      Agg. Bond
                   Adjusted          Adjusted   Adjusted  Fund Avg.       40% LBAG Index      3000 Index   Index
--------------------------------------------------------------------------------------------------------------------
1 year       9.15%   3.11%     8.36%   3.36%      7.41%     4.43%              8.81%            9.59%        4.56%
Inception   14.17%  10.55%    13.32%  11.22%     13.35%       --                 --               --


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                60/40       60/40      60/40    Russell 3000   Lehman Brothers    48% Russ. 3000
              Portfolio   Portfolio  Portfolio      Index      Aggregate Bond      12% MSCI All
CLASS             A           B          C                          Index       Cntry. Wld. Ex US
                                                                                  40% LBAG Index

              ====================================================================================
   09/30/1998      9,450      10,000     10,000        10,000            10,000             10,000
   10/31/1998      9,724      10,290     10,290        10,759             9,947             10,469
   11/30/1998     10,074      10,650     10,650        11,417            10,004             10,867
   12/31/1998     10,403      10,994     10,994        12,144            10,034             11,256
   01/31/1999     10,460      11,045     11,045        12,556            10,105             11,471
   02/28/1999     10,143      10,699     10,699        12,112             9,929             11,167
   03/31/1999     10,339      10,899     10,900        12,556             9,984             11,454
   04/30/1999     10,715      11,286     11,297        13,123            10,016             11,787
   05/31/1999     10,580      11,134     11,144        12,873             9,928             11,574
   06/30/1999     10,915      11,483     11,482        13,524             9,896             11,907
   07/31/1999     10,790      11,350     11,349        13,114             9,854             11,744
   08/31/1999     10,731      11,279     11,277        12,964             9,849             11,685
   09/30/1999     10,653      11,184     11,184        12,632             9,963             11,604
   10/31/1999     10,897      11,430     11,440        13,424            10,000             12,022
   11/30/1999     11,102      11,645     11,645        13,800             9,999             12,241
   12/31/1999     11,655      12,214     12,216        14,681             9,951             12,733
   01/31/2000     11,316      11,859     11,861        14,105             9,919             12,399
   02/29/2000     11,674      12,214     12,217        14,237            10,039             12,554
   03/31/2000     12,152      12,713     12,709        15,351            10,171             13,149
   04/30/2000     11,791      12,334     12,330        14,811            10,142             12,822
   05/31/2000     11,647      12,171     12,168        14,395            10,137             12,609
   06/30/2000     11,914      12,043     12,447        14,821            10,348             12,957

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. SEE PAGE 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO STOCK FUNDS                 % of
                     Total Investments
---------------------------------------
GROWTH
---------------------------------------
   Enhanced Equity Fund           7.6%
---------------------------------------
   Growth Fund                    3.8%
---------------------------------------
   Target Fund                    3.7%
---------------------------------------
   Opportunity Fund               2.6%
---------------------------------------
BLEND
---------------------------------------
   StocksPLUS Fund                7.6%
---------------------------------------
   Mid-Cap Fund                   4.4%
---------------------------------------
   Capital Appreciation Fund      2.9%
---------------------------------------
VALUE
---------------------------------------
   Value Fund                    12.5%
---------------------------------------
   Small-Cap Value Fund           2.2%
---------------------------------------
INTERNATIONAL
---------------------------------------
   International Fund            12.7%
---------------------------------------
TOTAL STOCK FUNDS                60.0%
---------------------------------------

PIMCO BOND FUNDS
---------------------------------------
SHORT DURATION
---------------------------------------
   Money Market Fund              0.1%
---------------------------------------
INTERMEDIATE DURATION
---------------------------------------
   Total Return Fund             34.2%
---------------------------------------
HIGH YIELD
---------------------------------------
   High Yield Fund                3.8%
---------------------------------------
INTERNATIONAL
---------------------------------------
   Foreign Bond Fund              1.9%
---------------------------------------
TOTAL BOND FUNDS                 40.0%
---------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 60/40 Portfolio seeks long-term capital appreciation. The Fund's strategic allocation is 60% stock funds and 40% bond funds. As of June 30, 2000, the Fund's actual allocation matched its strategic allocation. This compares to an allocation of 56% stock funds and 44% bond funds on June 30, 1999. For the 12-month period ended June 30, 2000 the Fund returned 9.15% for Class A shares.

   Over the past year, the Fund has been brought back to a neutral position from an underweight equity position. This allocation enhanced returns as equities continued to perform well, particularly in the fourth quarter of last year and the first quarter of this year. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which continued to favor equities over fixed income.

   Within the equity portion, we have increased our weighting in international stocks over the past year, adding to returns due to strong performance in the sector during the second half of 1999. Despite the recent downturn in overseas markets, we believe that international stocks are poised to take advantage of increased economic globalization, particularly in Eastern Europe and Asia. Overweight positions in the large- and mid-capitalization growth sectors boosted performance for the Fund over the past year, as these stocks continued to outperform the rest of the market.

   The bond market suffered for much of the past year as the Fed raised interest rates six times. However, the situation for higher-quality bonds, such as Treasuries and mortgage-backed securities, improved toward the end of the period, as it appeared that Fed policy was capping inflation. The Fund benefited from its exposure to the Total Return Fund, which built an overweight position in mortgages to take advantage of their attractive yields.

   Recent volatility within the equity markets has increased as has our concern regarding short-term stock market performance. As a result, we expect to maintain a near neutral position as we anticipate that equity returns will revert to historical norms. However, within our equity investments, we anticipate continuing to favor non-U.S. equities over U.S. equities.

PIMCO Funds 30/70 Portfolio

June 30, 2000

OBJECTIVE
Current income
with long-term
capital appreciation
as a secondary
objective

PORTFOLIO
25-35% PIMCO
Stock Funds

65-75% PIMCO
Bond Funds

INCEPTION DATE
9/30/98

DIVIDEND
FREQUENCY
Monthly

NET ASSETS
$5.7 million


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

TOTAL RETURN  For periods ended 6/30/00

               A SHARES         B SHARES        C SHARES

                                                                           24% Russ. 3000
                                                          Lipper           6% MCSI All         Lehman
                                                          General Bond     Cntry. Wld. Ex US   Broth. Agg.
                   Adjusted          Adjusted   Adjusted  Fund Avg.        70% LBAG Index      Bond Index
----------------------------------------------------------------------------------------------------------
1 year      6.79%    1.95%     6.08%   1.08%      5.08%     3.72%               6.75%            4.56%
Inception   7.87%    5.07%     7.11%   4.91%      7.10%       --                  --               --
----------------------------------------------------------------------------------------------------------


CHANGE IN VALUE
$10,000 invested at the Fund's inception


[GRAPHICS]

                     30/70       30/70      30/70    Lehman Brothers   24% Russ. 3000
                   Portfolio   Portfolio  Portfolio   Aggregate Bond     6% MSCI All
CLASS                  A           B          C           Index       Cntry. Wld. Ex US
                                                                       70% LBAG Index

                  =====================================================================
       09/30/1998       9,550      10,000     10,000           10,000            10,000
       10/31/1998       9,693      10,146     10,148            9,947            10,208
       11/30/1998       9,895      10,341     10,346           10,004            10,431
       12/31/1998      10,125      10,581     10,576           10,034            10,634
       01/31/1999      10,085      10,533     10,527           10,105            10,773
       02/28/1999       9,853      10,286     10,290            9,929            10,536
       03/31/1999       9,980      10,412     10,407            9,984            10,701
       04/30/1999      10,182      10,626     10,622           10,016            10,873
       05/31/1999      10,052      10,484     10,480            9,928            10,727
       06/30/1999      10,208      10,631     10,627            9,896            10,865
       07/31/1999      10,130      10,552     10,549            9,854            10,767
       08/31/1999      10,107      10,511     10,507            9,849            10,738
       09/30/1999      10,114      10,511     10,508            9,963            10,762
       10/31/1999      10,238      10,644     10,641           10,000            10,976
       11/30/1999      10,358      10,751     10,749            9,999            11,076
       12/31/1999      10,594      10,989     10,989            9,951            11,272
       01/31/2000      10,403      10,794     10,795            9,919            11,106
       02/29/2000      10,600      10,992     10,992           10,039            11,242
       03/31/2000      10,909      11,295     11,294           10,171            11,582
       04/30/2000      10,748      11,132     11,132           10,142            11,422
       05/31/2000      10,690      11,055     11,053           10,137            11,324
       06/30/2000      10,900      10,876     11,275           10,348            11,598

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. SEE PAGE 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO STOCK FUNDS                 % of
                     Total Investments
---------------------------------------
GROWTH
---------------------------------------
   Enhanced Equity Fund           4.0%
---------------------------------------
   Target Fund                    1.9%
---------------------------------------
   Growth Fund                    1.4%
---------------------------------------
   Opportunity Fund               1.2%
---------------------------------------
BLEND
---------------------------------------
   StocksPLUS Fund                4.0%
---------------------------------------
   Mid-Cap Fund                   1.9%
---------------------------------------
   Capital Appreciation Fund      1.6%
---------------------------------------
VALUE
---------------------------------------
   Value Fund                     6.6%
---------------------------------------
   Small-Cap Value Fund           0.9%
---------------------------------------
INTERNATIONAL
---------------------------------------
   International Fund             6.8%
---------------------------------------
TOTAL STOCK FUNDS                30.3%
---------------------------------------

PIMCO BOND FUNDS
---------------------------------------
SHORT DURATION
---------------------------------------
   Money Market Fund              0.1%
---------------------------------------
INTERMEDIATE DURATION
---------------------------------------
   Total Return Fund             59.3%
---------------------------------------
HIGH YIELD
---------------------------------------
   High Yield Fund                6.7%
---------------------------------------
INTERNATIONAL
---------------------------------------
   Foreign Bond Fund              3.6%
---------------------------------------
TOTAL BOND FUNDS                 69.7%
---------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 30/70 Portfolio seeks long-term capital appreciation. The Fund's strategic allocation is 30% stock funds and 70% bond funds. As of June 30, 2000, the Fund's actual allocation was 30.4% stock funds and 69.6% bond funds. This compares to an allocation of 28% stock funds and 72% bond funds on June 30, 1999. For the 12-month period ended June 30, 2000 the Fund returned 6.79% for Class Ashares.

   Over the past year, the Fund has been brought back to roughly a neutral position from an underweight equity position. This allocation enhanced returns as equities continued to perform well, particularly in the fourth quarter of last year and the first quarter of this year. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which continued to favor equities over fixed income.

   The bond market suffered for much of the past year as the Fed raised interest rates six times. However, the situation for higher-quality bonds, such as Treasuries and mortgage-backed securities, improved toward the end of the period, as it appeared that Fed policy was capping inflation.

   The Fund benefited from its exposure to the Total Return Fund, which built an overweight position in mortgages to take advantage of their attractive yields and high credit quality. High yield exposure was reduced as we remained concerned that credit sensitive issues would underperform in an environment of a slowing economy and rising default rates.

   Within the equity portion of the Portfolio, we have increased our international weighting over the past year. Despite a recent downturn in the overseas markets, our overweight in international stocks proved beneficial for returns thanks to superior performance in late 1999. Maintenance of an underweight in value stocks was also beneficial for performance.

   Recent volatility within the equity markets has increased as has our concern regarding short-term stock market performance. As a result, we expect to maintain a near neutral position as we anticipate that equity returns will return to historical norms. While our outlook is bullish for bonds, we remain cautious over the short term as Fed policy will remain restrictive until more definite signs of a moderating economy emerge.

PIMCO Funds Asset Allocation Portfolios invest solely in Institutional Class shares of PIMCO Funds. These Funds are run by PIMCO Advisors' institutional-quality investment managers. Together, PIMCO manages over $264 billion in assets and boasts an institutional client list that includes 46 of the 100 largest U.S. corporations. PIMCO's investment managers are dedicated to specific disciplines, ensuring that each PIMCO Fund consistently adheres to its stated investment objective and strategy.

The following provides a closer look at each of the PIMCO Funds held in the PIMCO Funds Asset Allocation Portfolios as of June 30, 2000.

PIMCO STOCK FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                 Fund Name              Objective                                 Primary Portfolio Composition

Growth           GROWTH                 Long-term growth of capital               Stocks of larger-capitalized companies

                 TARGET                 Capital appreciation                      Stocks of medium-capitalized companies

                 OPPORTUNITY            Capital appreciation                      Stocks of smaller-capitalized companies

                 ENHANCED EQUITY        Total return exceeding the S&P 500 Index  Stocks represented in the S&P 500 Index

Blend            STOCKSPLUS             Total return exceeding the S&P 500 Index  S&P 500 stock index futures backed by a portfolio of short-term, fixed-income
                                                                                  securities

                 CAPITAL APPRECIATION   Growth of capital                         Stocks of larger-capitalized companies the
                                                                                  manager believes are reasonably priced

                 MID-CAP                Growth of capital                         Stocks of medium-capitalized companies the
                                                                                  manager believes are reasonably priced

                 SMALL-CAP              Growth of capital                         Stocks of smaller-capitalized companies the
                                                                                  manager believes are reasonably priced

Value            VALUE                  Long-term growth of capital and income    Stocks of companies with below-average P/Es

                 SMALL-CAP VALUE        Long-term growth of capital and income    Stocks of smaller-capitalized companies with
                                                                                  below-average P/Es

International    INTERNATIONAL          Capital appreciation                      Stocks of non-U.S. companies in developed and
                                                                                  emerging markets


PIMCO BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                 Fund Name              Objective                                 Primary Portfolio Composition

Short Duration   MONEY MARKET           Maximum current income, consistent with   Money market securities (LESS THAN 90 days
                                        preservation of capital and daily         dollar-weighted avg. maturity)
                                        liquidity

Intermediate     TOTAL RETURN           Maximum total return                      Intermediate-term, investment-grade bonds (3-6
Duration                                                                          year duration)

High Yield       HIGH YIELD             Maximum total return                      High-yield bonds (2-6 year duration)

International    FOREIGN BOND           Maximum total return                      Investment-grade foreign bonds (3-7 year
                                                                                  duration)

FOOTNOTES

A few notes and definitions are needed for a complete understanding of the performance figures. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares for the 90/10 Portfolio and the 60/40 Portfolio include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class A shares for the 30/70 Portfolio include the effect of paying the maximum initial sales charge of 4.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership. The PIMCO stock funds can invest in foreign securities and the International Fund invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Small-Cap Value Fund generally invest in small-cap stocks, which can be riskier than the overall stock market.

Lipper Averages are calculated by Lipper, Inc. It is the total-return performance average of funds that are tracked by Lipper that have the same fund classification. Lipper does not take into account sales charge. The Russell 3000 Index, Lehman Brothers Aggregate Bond Index, MSCI All Country World -Ex US are all unmanaged indices. It is not possible to invest directly in an unmanaged index. Russell 3000 is a measure of the 3000 largest companies. Lehman Brothers Aggregate Bond Index is representative of U.S. taxable fixed income universe. MSCI All Country World -Ex US is representing both developed and emerging markets excluding the USA. For additional details on the underlying PIMCO Funds in the Asset Allocation Series portfolios, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

SCHEDULE OF INVESTMENTS
June 30, 2000

                                                              Value
                                                Shares        (000s)
90/10 PORTFOLIO
 PIMCO FUNDS (b) 101.2%
International                                   348,068    $   3,898
Value                                           330,572        3,775
Enhanced Equity                                 180,078        2,338
StocksPLUS                                      170,127        2,321
Total Return                                    168,148        1,677
Target                                           37,730        1,173
Mid-Cap                                          34,878        1,077
Growth                                           28,217          992
Capital Appreciation                             36,253          982
Opportunity                                      25,823          708
Small-Cap Value                                  44,789          639
High Yield                                       18,664          189
Foreign Bond                                      9,948          100
Small-Cap                                             9            1
                                                           -----------

TOTAL INVESTMENTS (b) 101.2%                               $  19,870
(Cost $19,455)                                             ===========


OTHER ASSETS AND LIABILITIES (NET) (1.2%)                       (228)
                                                           -----------

NET ASSETS 100.0%                                          $  19,642
                                                           ===========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $19,537 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                  $   1,035

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (702)
                                                           -----------

Unrealized appreciation-net                                $     333
                                                           ===========

(b) Institutional Class shares of each PIMCO Fund.



60/40 PORTFOLIO

 PIMCO FUNDS (b) 100.7%
Total Return                                    588,849    $   5,871
International                                   194,923        2,183
Value                                           188,251        2,150
StocksPLUS                                       96,130        1,311
Enhanced Equity                                 100,054        1,299
Mid-Cap                                          24,230          748
High Yield                                       63,650          646
Growth                                           18,278          643
Target                                           20,279          631
Capital Appreciation                             18,309          496
Opportunity                                      16,183          444
Small-Cap Value                                  26,531          378
Foreign Bond                                     32,237          324
Money Market                                     21,342           21
Small-Cap                                            50            1
                                                           -----------

TOTAL INVESTMENTS (a) 100.7%                               $  17,146
(Cost $17,062)                                             ===========


OTHER ASSETS AND LIABILITIES (NET) (0.7%)                       (116)
                                                           -----------

NET ASSETS 100.0%                                          $  17,030
                                                           ===========

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $17,249 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                  $     632

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (735)
                                                           -----------

Unrealized appreciation-net                                $    (103)
                                                           ===========

(b) Institutional Class shares of each PIMCO Fund.
                                                             Value
                                                Shares       (000s)

30/70 PORTFOLIO

 PIMCO FUNDS (b) 100.0%
Total Return                                    336,744    $   3,357
International                                    34,202          383
High Yield                                       37,300          379
Value                                            32,587          372
StocksPLUS                                       16,798          229
Enhanced Equity                                  17,492          227
Foreign Bond                                     20,214          203
Mid-Cap                                           3,440          107
Target                                            3,369          105
Capital Appreciation                              3,438           93
Growth                                            2,261           80
Opportunity                                       2,592           71
Small-Cap Value                                   3,440           49
Money Market                                      4,178            4
Small-Cap                                            25            0
                                                           -----------

TOTAL INVESTMENTS (a) 100.0%                               $   5,659
(Cost $5,738)                                              ===========


OTHER ASSETS AND LIABILITIES (NET) 0.0%                            1
                                                           -----------

NET ASSETS 100.0%                                          $   5,660
                                                           ===========


NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $5,869 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                  $      73

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (283)
                                                           -----------

Unrealized depreciation-net                                $    (210)
                                                           ===========


(b) Institutional Class shares of each PIMCO Fund.

12 SEE ACCOMPANYING NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR          90/10 PORTFOLIO
PERIOD ENDED:                                    -------------------------   -------------------------   --------------------------
                                                        Class A                      Class B                     Class C

                                                 06/30/2000  06/30/1999(b)   06/30/2000  06/30/1999(b)   06/30/2000    06/30/1999(b)
Net Asset Value Beginning of Period               $  12.17    $  10.00        $  12.11    $  10.00        $  12.11     $   10.00
Net Investment Income (a)                             0.52        0.16            0.42        0.16            0.42          0.07
Net Realized / Unrealized Gain (Loss) on
  Investments (a)                                     0.84        2.19            0.84        2.13            0.83          2.22
Total Income from Investment Operations               1.36        2.35            1.26        2.29            1.25          2.29
Dividends from Net Investment Income                 (0.16)      (0.15)          (0.11)      (0.15)          (0.12)        (0.15)
Dividends in Excess of Net Investment Income          0.00       (0.03)           0.00       (0.03)           0.00         (0.03)
Distributions from Net Realized Capital Gains        (0.59)       0.00           (0.59)       0.00           (0.59)         0.00
Total Distributions                                  (0.75)      (0.18)          (0.70)      (0.18)          (0.71)        (0.18)
Net Asset Value End of Period                        12.78       12.17           12.67       12.11           12.65         12.11
Total Return (%)                                     11.48       23.69           10.68       23.03           10.58         23.03
Net Assets End of Period (000s)                   $  1,161    $    647        $  2,610     $ 1,920        $ 15,846     $   7,969
Ratio of Expenses to Average Net Assets (%)           0.65        0.65*           1.40        1.40*           1.40          1.40*
Ratio of Net Investment Income to Average
  Net Assets (%)                                      4.16        1.91*           3.41        1.87*           3.41          0.77*
Portfolio Turnover Rate (%)                             18          48              18          48              18            48
-----------------------------------------------------------------------------------------------------------------------------------

                                                 60/40 PORTFOLIO
                                                 -------------------------   -------------------------   --------------------------
                                                         Class A                      Class B                     Class C
                                                 06/30/2000   06/30/1999(b)  06/30/2000   06/30/1999(b)  06/30/2000    06/30/1999(b)
Net Asset Value Beginning of Period              $  11.27     $  10.00       $  11.25     $  10.00       $  11.24      $  10.00
Net Investment Income (a)                           0.56          0.31           0.48         0.16           0.48          0.18
Net Realized / Unrealized Gain (Loss) on
  Investments (a)                                   0.44          1.23           0.44         1.31           0.44          1.29
Total Income from Investment Operations             1.00          1.54           0.92         1.47           0.92          1.47
Dividends from Net Investment Income               (0.35)        (0.27)         (0.27)       (0.22)         (0.26)        (0.23)
Dividends in Excess of Net Investment Income        0.00          0.00           0.00         0.00           0.00          0.00
Distributions from Net Realized Capital Gains      (0.44)         0.00          (0.44)        0.00          (0.44)         0.00
Total Distributions                                (0.79)        (0.27)         (0.71)       (0.22)         (0.70)        (0.23)
Net Asset Value End of Period                      11.48         11.27          11.46        11.25          11.46         11.24
Total Return (%)                                    9.15         15.50           8.36        14.83           8.41         14.82
Net Assets End of Period (000s)                 $  2,170     $   2,196       $  4,415     $  3,653       $ 10,376      $  9,826
Ratio of Expenses to Average Net Assets (%)         0.65          0.65*          1.40         1.40*          1.40          1.40*
Ratio of Net Investment Income to Average
  Net Assets (%)                                    4.96          3.76*          4.21         1.92*          4.22          2.14*
Portfolio Turnover Rate (%)                           44            39             44           39             44            39
-----------------------------------------------------------------------------------------------------------------------------------


                                                 30/70 PORTFOLIO
                                                 -------------------------   -------------------------   --------------------------
                                                         Class A                      Class B                     Class C
                                                 06/30/2000   06/30/1999(b)  06/30/2000   06/30/1999(b)  06/30/2000    06/30/1999(b)
Net Asset Value Beginning of Period               $  10.33    $  10.00       $  10.32     $  10.00       $  10.30       $  10.00
Net Investment Income (a)                             0.58        0.58           0.50         0.32           0.50           0.26
Net Realized / Unrealized Gain (Loss) on
  Investments (a)                                     0.10        0.11           0.11         0.31           0.11           0.36
Total Income from Investment Operations               0.68        0.69           0.61         0.63           0.61           0.62
Dividends from Net Investment Income                 (0.47)      (0.36)         (0.39)       (0.31)         (0.39)         (0.32)
Dividends in Excess of Net Investment Income          0.00        0.00           0.00         0.00           0.00           0.00
Distributions from Net Realized Capital Gains        (0.19)       0.00          (0.19)        0.00          (0.19)          0.00
Total Distributions                                  (0.66)      (0.36)         (0.58)       (0.31)         (0.58)         (0.32)
Net Asset Value End of Period                        10.35       10.33          10.35        10.32          10.33          10.30
Total Return (%)                                      6.79        6.91           6.08         6.29           6.08           6.27
Net Assets End of Period (000s)                   $    335    $    407       $  1,658     $  1,738       $  3,645       $  4,969
Ratio of Expenses to Average Net Assets (%)           0.65        0.65*          1.40         1.40*          1.40           1.40*
Ratio of Net Investment Income to Average
  Net Assets (%)                                      5.65        7.54*          4.90         4.09*          4.90           3.39*
Portfolio Turnover Rate (%)                             52           37            52           37             52              37
-----------------------------------------------------------------------------------------------------------------------------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on September 30, 1998

                                                       SEE ACCOMPANYING NOTES 13

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000

Amounts in thousands, except per share amounts                            90/10 PORTFOLIO      60/40 PORTFOLIO       30/70 PORTFOLIO
                                                                          ----------------------------------------------------------
ASSETS:

Investments, at value                                                     $  19,870                $  17,146              $   5,659
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold and forward foreign currency contracts            0                        0                      0
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Portfolio shares sold                                             29                        8                      7
-----------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                10                       36                     21
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             19,909                   17,190                  5,687
===================================================================================================================================

LIABILITIES:

Payable for investments purchased and forward foreign currency contracts  $       1                $       0              $       0
-----------------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed                                           242                       64                      1
-----------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                                 0                       76                     19
-----------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                                   0                        0                      0
-----------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                                        7                        6                      2
-----------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                                         12                       10                      4
-----------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                             5                        4                      1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                267                      160                     27
===================================================================================================================================

NET ASSETS                                                                $  19,642                $  17,030               $  5,660
===================================================================================================================================

NET ASSETS CONSIST OF:

Paid in capital                                                           $  18,114                $  16,006               $  5,646
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                             205                      315                    105
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized (loss)                                   908                      625                    (12)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                      415                       84                    (79)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          $  19,642                $  17,030               $  5,660
===================================================================================================================================

NET ASSETS:

Class A                                                                   $   1,161                $   2,170               $    335
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                       2,610                    4,415                  1,658
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                      15,846                   10,376                  3,645
-----------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                                    25                       69                     22
-----------------------------------------------------------------------------------------------------------------------------------

SHARES ISSUED AND OUTSTANDING:

Class A                                                                          91                      189                     32
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                         206                      385                    160
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       1,252                      905                    353
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE AND REDEMPTION PRICE* PER SHARE
   (NET ASSETS PER SHARE OUTSTANDING)

Class A                                                                   $   12.78                $   11.48               $  10.35
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                       12.67                    11.46                  10.35
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       12.65                    11.46                  10.33
-----------------------------------------------------------------------------------------------------------------------------------

COST OF INVESTMENTS OWNED                                                 $  19,455                $  17,062               $  5,738
===================================================================================================================================

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

14 SEE ACCOMPANYING NOTES

STATEMENTS OF OPERATIONS
For the year ended June 30, 2000

Amounts in thousands                                                      90/10 PORTFOLIO       60/40 PORTFOLIO      30/70 PORTFOLIO
                                                                          ----------------------------------------------------------
INVESTMENT INCOME:

Dividends                                                                 $     724                $     923               $    460
-----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                          1                        1                      1
-----------------------------------------------------------------------------------------------------------------------------------
   Total Income                                                                 725                      924                    461
===================================================================================================================================

EXPENSES:

Administration fees                                                              60                       66                     29
-----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                                      16                       29                     13
-----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                                      90                       75                     38
-----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                          2                        6                      1
-----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                          5                       10                      5
-----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                         30                       25                     13
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                                    1                        1                      1
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                               204                      212                    100
-----------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                           521                       712                   361
===================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments                                         199                      190                    (67)
-----------------------------------------------------------------------------------------------------------------------------------
Net capital gain distributions received from underlying funds                   933                      789                    190
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments            (121)                    (284)                   (66)
-----------------------------------------------------------------------------------------------------------------------------------

   Net Gain (Loss)                                                            1,011                      695                     57
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                          $   1,532                $   1,407               $    418
===================================================================================================================================

                                                       SEE ACCOMPANYING NOTES 15

STATEMENTS OF CHANGES IN NET ASSETS

Amounts in thousands               90/10 PORTFOLIO                     60/40 PORTFOLIO                      30/70 PORTFOLIO
                           ---------------------------------   ---------------------------------  ---------------------------------
                              Year Ended         Period from      Year Ended         Period from     Year Ended         Period from
                           June 30, 2000  September 30, 1998   June 30, 2000  September 30, 1998  June 30, 2000  September 30, 1998
                                             to June 30 1999                     to June 30 1999                    to June 30 1999
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income            $   521       $    38           $   712          $   115          $   361         $   101
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)             199           160               190              140              (67)             15
---------------------------------------------------------------------------------------------------------------------------
Net capital gain distributions
 received from underlying funds      933           113               789               94              190              37
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
 appreciation (depreciation)        (121)          536              (284)             368              (66)            (13)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 resulting from operations         1,532           847             1,407              717              418             140
===========================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
   Class A                           (13)           (2)              (82)             (16)             (20)             (7)
---------------------------------------------------------------------------------------------------------------------------
   Class B                           (19)          (10)              (92)             (33)             (66)            (35)
---------------------------------------------------------------------------------------------------------------------------
   Class C                          (107)          (26)             (222)             (60)            (192)            (59)
---------------------------------------------------------------------------------------------------------------------------
   Other Classes                       0             0                (1)               0               (2)              0
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment  income
   Class A                             0            (1)                0                0                0               0
---------------------------------------------------------------------------------------------------------------------------
   Class B                             0            (2)                0                0                0               0
---------------------------------------------------------------------------------------------------------------------------
   Class C                             0            (5)                0                0                0               0
---------------------------------------------------------------------------------------------------------------------------
   Other Classes                       0             0                 0                0                0               0
---------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class A                           (44)            0              (109)               0               (8)              0
---------------------------------------------------------------------------------------------------------------------------
   Class B                           (95)            0              (144)               0              (33)              0
---------------------------------------------------------------------------------------------------------------------------
   Class C                          (525)            0              (340)               0             (122)              0
---------------------------------------------------------------------------------------------------------------------------
   Other Classes                      (2)            0                (1)               0                0               0
---------------------------------------------------------------------------------------------------------------------------

Total Distributions                 (805)          (46)             (991)            (109)            (443)           (101)
===========================================================================================================================

FUND SHARE TRANSACTIONS:

Receipts for shares sold
   Class A                           760           713             1,386             2,249             229             487
---------------------------------------------------------------------------------------------------------------------------
   Class B                           981         1,910             1,620             4,008             360           1,840
---------------------------------------------------------------------------------------------------------------------------
   Class C                        10,217         7,885             5,759            10,298           2,733           5,337
---------------------------------------------------------------------------------------------------------------------------
   Other Classes                       0            20                44                20               0              20
---------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
   Class A                            57             3               164                 6              17               3
---------------------------------------------------------------------------------------------------------------------------
   Class B                           111            12               215                24              93              26
---------------------------------------------------------------------------------------------------------------------------
   Class C                           611            30               535                32             290              42
---------------------------------------------------------------------------------------------------------------------------
   Other Classes                       2             0                 2                 0               2               0
---------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
   Class A                          (369)         (118)           (1,651)             (128)           (321)            (86)
---------------------------------------------------------------------------------------------------------------------------
   Class B                          (493)         (164)           (1,166)             (567)           (535)           (142)
---------------------------------------------------------------------------------------------------------------------------
   Class C                        (3,520)         (534)           (5,990)             (853)         (4,317)           (432)
---------------------------------------------------------------------------------------------------------------------------
   Other Classes                       0             0                (1)                0               0               0
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 resulting from Fund share
 transactions                      8,357         9,757               917            15,089          (1,449)          7,095
---------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS                     9,084        10,558             1,333            15,697          (1,474)          7,134
===========================================================================================================================

NET ASSETS:

Beginning of period               10,558             0            15,697                  0          7,134               0
---------------------------------------------------------------------------------------------------------------------------
End of period *                 $ 19,642      $ 10,558          $ 17,030           $ 15,697       $  5,660        $  7,134
---------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
 investment income of:          $    205      $    169          $    315           $    173       $    105        $     49
===========================================================================================================================

16 SEE ACCOMPANYING NOTES

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

1. ORGANIZATION

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as ("the Portfolios"). The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B, and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional and Administrative Classes (the "Other Classes") is provided separately and is available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

MULTICLASS OPERATIONS. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

FEDERAL INCOME TAXES. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

ADMINISTRATION FEE. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% in excess of $2.5 billion. The Administration Fee for Other Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Other Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

EXPENSES. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the

June 30, 2000


Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

DISTRIBUTION AND SERVICING FEES. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                      Distribution Fee (%)    Servicing Fee (%)
---------------------------------------------------------------
CLASS A
ALL PORTFOLIOS                          --                 0.25
CLASS B
ALL PORTFOLIOS                        0.75                 0.25
CLASS C
ALL PORTFOLIOS                        0.75                 0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2000, PFD received $102,281 representing commissions (sales charges) and contingent deferred sales charges.

4. PURCHASE AND SALE OF SECURITIES
Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2000 were as follows (amounts in thousands):

                                      Non - U.S. Government/Agency
                                      ----------------------------
                                       Purchases             Sales
------------------------------------------------------------------
90/10 PORTFOLIO                       $   12,128         $   2,694
60/40 PORTFOLIO                            8,694             7,197
30/70 PORTFOLIO                            3,742             4,925

5. RISK FACTORS OF THE FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Company also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

6. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                    90/10 PORTFOLIO                   60/40 PORTFOLIO                   30/70 PORTFOLIO
                           --------------------------------  --------------------------------   --------------------------------
                                                Period from                       Period from                        Period from
                                Year Ended    09/30/1998 to       Year Ended    09/30/1998 to        Year Ended    09/30/1998 to
                                06/30/2000       06/30/1999       06/30/2000       06/30/1999        06/30/2000       06/30/1999
                           Shares   Amount  Shares   Amount  Shares   Amount  Shares   Amount   Shares   Amount  Shares   Amount
                           --------------------------------  --------------------------------   --------------------------------
RECEIPTS FOR SHARES SOLD

   Class A                     61  $   760      63   $  713     122  $ 1,386     206  $ 2,249       22  $   229      47   $  487
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Class B                     79      981     172    1,910     144    1,620     374    4,008       35      360     179    1,840
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Class C                    825   10,217     703    7,885     508    5,759     949   10,298      265    2,733     520    5,337
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Other Classes                0        0       2       20       4       44       2       20        0        0       2       20
-------------------------  --------------------------------  --------------------------------   --------------------------------

ISSUED AS REINVESTMENT OF
 DISTRIBUTIONS

   Class A                      5       57       0        3      15      164       1        6        2       17       0        3
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Class B                      9      111       1       12      19      215       2       24        9       93       3       26
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Class C                     50      611       3       30      48      535       3       32       28      290       4       42
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Other Classes                0        2       0        0       0        2       0        0        0        2       0        0
-------------------------  --------------------------------  --------------------------------   --------------------------------

COST OF SHARES REDEEMED

   Class A                    (28)    (369)    (10)    (118)   (143)  (1,651)    (12)    (128)     (31)    (321)     (8)     (86)
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Class B                    (41)    (493)    (14)    (164)   (103)  (1,166)    (51)    (567)     (52)    (535)    (14)    (142)
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Class C                   (281)  (3,520)    (48)    (534)   (525)  (5,990)    (78)    (853)    (422)  (4,317)    (42)    (432)
-------------------------  --------------------------------  --------------------------------   --------------------------------
   Other Classes                0        0       0        0       0       (1)      0        0        0        0       0        0
-------------------------  --------------------------------  --------------------------------   --------------------------------

NET INCREASE (DECREASE)
 RESULTING FROM FUND
 SHARE TRANSACTIONS           679  $ 8,357     872   $9,757      89  $   917   1,396  $15,089     (144) $(1,449)    691   $7,095
=========================  ================================  ================================   ================================


7. ACQUISITION BY ALLIANZ AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

REPORT OF INDEPENDENT ACCOUNTANTS
June 30, 2000

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, B and C share classes present fairly, in all material respects, the financial position of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio (constituting the PIMCO Funds Asset Allocation Series of PIMCO Funds: Multi-Manager Series, hereafter referred to as the "Portfolios") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class A, B and C share classes for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2000

FEDERAL INCOME TAX INFORMATION (Unaudited)
June 30, 2000


As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2000) regarding the status of the distributions made to the shareholders

DIVIDEND RECEIVED DEDUCTION. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2000 which qualify for the corporate dividend-received deduction are as follows:

90/10 PORTFOLIO                                           7.42%
60/40 PORTFOLIO                                           4.13%
30/70 PORTFOLIO                                           2.64%


CAPITAL GAIN DISTRIBUTIONS. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2000, were in the amounts as follows:

                                                    Per Share          Per Share
                                                    Long-Term         Short-Term
                                                Capital Gains      Capital Gains
--------------------------------------------------------------------------------
90/10 PORTFOLIO                                       0.09796            0.49665
60/40 PORTFOLIO                                      10.06468            0.37391
30/70 PORTFOLIO                                       0.03718            0.14790

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2001, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

PIMCO FUNDS ASSET ALLOCATION SERIES
Actively managed portfolios of select PIMCO Funds
--------------------------------------------------------------------------------
MANAGER                  PIMCO Advisors L.P., 800 Newport Center Drive,
                         Newport Beach, CA 92660
--------------------------------------------------------------------------------
DISTRIBUTOR              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902-6896
--------------------------------------------------------------------------------
CUSTODIAN                State Street Bank & Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105
--------------------------------------------------------------------------------
SHAREHOLDER              PFPC, Inc., P.O. Box 9688, Providence, RI  02940-9688
SERVICING AGENT AND
TRANSFER AGENT
--------------------------------------------------------------------------------
INDEPENDENT              PricewaterhouseCoopers LLP, 1055 Broadway,
ACCOUNTANT               Kansas City, MO 64105
--------------------------------------------------------------------------------
LEGAL COUNSEL            Ropes & Gray, One International Place, Boston, MA 02110
--------------------------------------------------------------------------------
FOR ACCOUNT              For PIMCO Funds Asset Allocation account information
INFORMATION              contact your financial advisor, or if you receive
                         account statements directly from PIMCO Funds, you can
                         also call 1-800-426-0107. Telephone representatives
                         are available Monday-Friday 8:30 am to 8:00 pm Eastern
                         Time.
--------------------------------------------------------------------------------
This is a copy of a report by PIMCO Funds to its Asset Allocation Series shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's prospectus. This report does not offer for sale or solicit orders to buy any securities.


This material is authorized for use only when preceded or accompanied by a current PIMCO Funds Asset Allocation Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

The Stock Market Headline
Today's Investor


VISIT THE PIMCO FUNDS INNOVATION CENTER
AT www.pimcofunds.com

When you're investing in a volatile sector like technology, incisive, accurate information could be your best ally. That's why we've created the PIMCO Funds Innovation Center at www.pimcofunds.com. Look to it for up-to-date market intelligence and commentary on the tech sector and PIMCO's tech-related funds. Highlights include:


                  [GRAPHIC]


The PIMCO Funds Innovation Center offers you a unique, balanced perspective on the tech sector and technology investing.


                   - INNOVATION NEWSLETTER An online version of our popular
                     technology investing newsletter. Each monthly issue includes a market review and outlook from PIMCO Innovation and Global Innovation Fund portfolio manager, Dennis McKechnie.

                   - TIMELY MARKET COMMENTARY PIMCO's analysis of unfolding
                     market events.

                   - MANAGER INTERVIEWS Find out what PIMCO's technology
                     investment professionals have to say about market trends, global opportunities and fund-specific strategies.

                   - THEME ANALYSIS  The PIMCO "Innovation" investment approach focuses on eight industries or "themes" that drive the tech sector. Read our manager assessments of each.

                   - MEDIA HIGHLIGHTS Media coverage of PIMCO's technology-based funds and managers.




HOW TO GET THERE
To visit the Innovation Center, go to the PIMCO Funds home page at www.pimcofunds.com and click on "Innovation Center". Or simply point your browser to www.pimcofunds.com/innovationcenter.

                                                                   PZ028.7/00





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